DIRECTOR ELITE PLUS

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT TWO (EST. 6/20/86)
P.O. BOX 5085
HARTFORD, CONNECTICUT 06102-5085

TELEPHONE:      1-800-862-6668 (CONTRACT OWNERS)
                1-800-862-7155 (REGISTERED REPRESENTATIVES)

                                                             [THE HARTFORD LOGO]

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This prospectus describes information you should know before you purchase Series
I and Series IR of the Director Elite Plus variable annuity. Please read it carefully before you purchase your variable annuity.

We call this annuity the Director Elite Plus because each time you make a Premium Payment, Hartford will credit your Contract Value with a Payment Enhancement. The expenses for this annuity may be higher than the expenses for an annuity without the Payment Enhancements. The Payment Enhancements may, over time, be more than offset by the higher expenses.

This variable annuity prospectus describes a contract between each Owner and joint Owner ("you") and Hartford Life Insurance Company ("us," "we" or "our") where you agree to make at least one Premium Payment to us and we agree to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:

X  Flexible because you may add Premium Payments at any time.

X Tax-deferred which means you don't pay taxes until you take money out or until we start to make Annuity Payouts.

X Variable because the value of your Contract will fluctuate with the performance of the underlying Funds.

At the time you purchase your Contract, you allocate your Premium Payment to "Sub-Accounts." These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are part of the following Portfolio companies: Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc. and The Prudential Series Fund, Inc.

You may also allocate some or all of your Premium Payment to the "Fixed Accumulation Feature," which pays an interest rate guaranteed for a certain time period from the time the Premium Payment is made. Premium Payments allocated to the Fixed Accumulation Feature are not segregated from our company assets like the assets of the Separate Account. The Fixed Accumulation Feature is currently not available.

If you decide to buy this Contract, you should keep this prospectus for your records. You can also call us at 1-800-862-6668 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission ("SEC"). We have included the Table of Contents for the Statement of Additional Information at the end of this prospectus.

Although we file the prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (http://www.sec.gov).

This Contract IS NOT:

-   A bank deposit or obligation

-   Federally insured

-   Endorsed by any bank or governmental agency

This Contract and its features may not be available for sale in all states.

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PROSPECTUS DATED: MAY 1, 2007

STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 1, 2007

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TABLE OF CONTENTS

                                                                        PAGE
--------------------------------------------------------------------------------
DEFINITIONS                                                                    3
FEE TABLES                                                                     5
HIGHLIGHTS                                                                     7
GENERAL CONTRACT INFORMATION                                                   9
  The Company                                                                  9
  The Separate Account                                                         9
  The Funds                                                                   10
PERFORMANCE RELATED INFORMATION                                               13
FIXED ACCUMULATION FEATURE                                                    14
THE CONTRACT                                                                  15
  Purchases and Contract Value                                                15
  Charges and Fees                                                            21
  The Hartford's Principal First                                              23
  Death Benefit                                                               25
  Surrenders                                                                  29
ANNUITY PAYOUTS                                                               31
OTHER PROGRAMS AVAILABLE                                                      33
OTHER INFORMATION                                                             34
  Legal Matters                                                               37
  More Information                                                            38
FEDERAL TAX CONSIDERATIONS                                                    38
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION                      45
APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS       APP I-1
APPENDIX II -- DEATH BENEFIT -- EXAMPLES                                APP II-1
APPENDIX III -- THE HARTFORD'S PRINCIPAL FIRST -- EXAMPLES             APP III-1
APPENDIX IV -- ACCUMULATION UNIT VALUES                                 APP IV-1

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DEFINITIONS

These terms are capitalized when used throughout this prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.

ACCOUNT: Any of the Sub-Accounts or the Fixed Accumulation Feature.

ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.

ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.

ADMINISTRATIVE OFFICE OF THE COMPANY: Our location and overnight mailing address is: 200 Hopmeadow Street, Simsbury, Connecticut 06089. Our standard mailing address is: U.S. Wealth Management, P.O. Box 5085, Hartford, Connecticut 06102-5085.

ANNIVERSARY VALUE: The value equal to the Contract Value as of a Contract Anniversary, adjusted for subsequent Premium Payments and withdrawals.

ANNUAL MAINTENANCE FEE: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.

ANNUAL WITHDRAWAL AMOUNT: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.

ANNUITANT: The person on whose life the Contract is issued. The Annuitant may not be changed after your Contract is issued.

ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.

ANNUITY COMMENCEMENT DATE: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, unless you elect an earlier date or we, in our sole discretion, agree to postpone to another date following our receipt of an extension request.

ANNUITY COMMENCEMENT DATE: The date we start to make Annuity Payouts.

ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.

ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.

ANNUITY UNIT: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.

ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.

BENEFICIARY: The person(s) entitled to receive benefits pursuant to the terms of the Contract, upon the death of any Contract Owner, joint Contract Owner or Annuitant.

BENEFIT AMOUNT: The basis used to determine the maximum payout guaranteed under The Hartford's Principal First. The initial Benefit Amount is your Premium Payments if you elected the benefit upon purchase or your Contract Value on the date we add the benefit to your Contract if you elect the benefit at a later date. The Benefit Amount is referred to as the Guaranteed Remaining Balance in your Contract.

BENEFIT PAYMENT: The maximum guaranteed payment that can be made each Contract Year under The Hartford's Principal First. The initial Benefit Payment is equal to 7% of your Premium Payments if you elect the benefit upon purchase or 7% of your Contract Value on the date we add the benefit to your Contract. The Benefit Payment can never exceed the Benefit Amount. The Benefit Payment is called Guaranteed Annual Withdrawal Benefit in your Contract.

CHARITABLE REMAINDER TRUST: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.

CODE: The Internal Revenue Code of 1986, as amended.

COMMUTED VALUE: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.

CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death.

CONTINGENT DEFERRED SALES CHARGE: The deferred sales charge that may apply when you make a full or partial Surrender.

CONTRACT: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.

CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.

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CONTRACT OWNER, OWNER OR YOU: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize "you" in the prospectus.

CONTRACT VALUE: The total value of the Accounts on any Valuation Day.

CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.

DEATH BENEFIT: The amount payable if the Contract Owner, Joint Contract Owner, or the Annuitant dies before the Annuity Commencement Date.

DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Accounts available in your Contract.

FIXED ACCUMULATION FEATURE: Part of our General Account, where you may allocate all or a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature is called the Fixed Account.

GENERAL ACCOUNT: The General Account includes our company assets, including any money you have invested in the Fixed Accumulation Feature. The assets in the General Account are available to the creditors of Hartford.

JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.

MAXIMUM ANNIVERSARY VALUE: This is the highest Anniversary Value, adjusted for subsequent Premium Payments and withdrawals, prior to the deceased's 81st birthday or the date of death, if earlier.

NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.

NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.

PAYEE: The person or party you designate to receive Annuity Payouts.

PAYMENT ENHANCEMENT: An amount that Hartford credits your Contract Value at the time a premium payment is made. The amount of a Payment Enhancement is based on the cumulative premium payments you make to your Contract.

PREMIUM PAYMENT: Money sent to us to be invested in your Contract.

PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.

REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.

SUB-ACCOUNT VALUE: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.

SURRENDER: A complete or partial withdrawal from your Contract.

SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges.

THE HARTFORD'S PRINCIPAL FIRST: An option that can be added at an additional charge where, if elected, you may take withdrawals that are guaranteed to equal your total Premium Payments as long as certain conditions are met. The guaranteed amount will be different if you elect this benefit after you purchase your Contract. This benefit is called the Guaranteed Income Benefit in your Contract.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

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                                   FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT.

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU PURCHASE THE CONTRACT OR SURRENDER THE CONTRACT. CHARGES FOR STATE PREMIUM TAXES MAY ALSO BE DEDUCTED WHEN YOU PURCHASE THE CONTRACT, UPON SURRENDER OR WHEN WE START TO MAKE ANNUITY PAYOUTS.

CONTRACT OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchases (as a percentage of Premium Payments)                               None
Contingent Deferred Sales Charge (as a percentage of Premium Payments) (1)
  First Year (2)                                                                                         8%
  Second Year                                                                                            8%
  Third Year                                                                                             8%
  Fourth Year                                                                                            8%
  Fifth Year                                                                                             7%
  Sixth Year                                                                                             6%
  Seventh Year                                                                                           5%
  Eighth Year                                                                                            0%

(1) Each Premium Payment has its own Contingent Deferred Sales Charge schedule. The Contingent Deferred Sales Charge is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount. We waive the Contingent Deferred Sales Charge on certain types of Surrenders. See the Contingent Deferred Sales Charge in the Charges and Fees Section of this prospectus.

(2)  Length of time from each Premium Payment.

CONTRACT OWNER PERIODIC EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY AND ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FEES AND EXPENSES OF THE UNDERLYING FUNDS.

ANNUAL MAINTENANCE FEE (3)                                                                               $30
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily Sub-Account Value)
  Mortality and Expense Risk Charge                                                                       1.45%
  Total Separate Account Annual Expenses                                                                  1.45%
OPTIONAL CHARGES (as a percentage of average daily Sub-Account Value)
  The Hartford's Principal First Charge                                                                   0.75%
  Optional Death Benefit Charge                                                                           0.15%
  Earnings Protection Benefit Charge                                                                      0.20%
  Total Separate Account Annual Expenses with all optional charges                                        2.55%

(3) An annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $50,000. It is deducted proportionately from the Accounts in which you are invested at the time of the charge.

THIS TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL FUND OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH UNDERLYING FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

                                                                  MINIMUM          MAXIMUM
----------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                0.59  %          1.30  %
(these are expenses that are deducted from Funds assets,
including management fees, Rule 12b-1 distribution
and/or service fees, and other expenses)


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EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THE EXAMPLE REFLECTS A DEDUCTION FOR ANY CONTINGENT DEFERRED SALES CHARGE, ANNUAL MAINTENANCE FEE, MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES INCLUDING ALL OPTIONAL CHARGES, AND THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES OF THE UNDERLYING FUNDS. THE EXAMPLE DOES NOT REFLECT THE DEDUCTION OF ANY APPLICABLE PREMIUM TAXES, INCOME TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT. IF YOU DO NOT SELECT ALL OF THE OPTIONAL BENEFITS, YOUR EXPENSES WOULD BE LOWER THAN THOSE SHOWN IN THE EXAMPLE.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN THE FOLLOWING EXAMPLE TABLE, HARTFORD ASSUMES A CONTRACT VALUE OF $40,000 TO ILLUSTRATE THE CHARGES THAT WOULD BE DEDUCTED. OUR AVERAGE CONTRACT VALUE IS $80,000, BUT WE USE A SMALLER CONTRACT VALUE SO THAT WE CAN SHOW YOU THE HIGHEST POSSIBLE DEDUCTIONS. THE EXAMPLE ASSUMES THE ANNUAL MAINTENANCE FEE WILL ALWAYS BE DEDUCTED IF THE CONTRACT IS SURRENDERED. IF YOUR CONTRACT VALUE IS $50,000 OR MORE, HARTFORD WAIVES THE ANNUAL MAINTENANCE FEE, SO THE EXAMPLE SHOWS CHARGES THAT ARE HIGHER THAN YOU WOULD HAVE TO PAY. WE CHANGE THE ANNUAL MAINTENANCE FEE FOR A $40,000 CONTRACT VALUE INTO A PERCENTAGE TO MORE EASILY CALCULATE THE CHARGES. THE PERCENTAGE WE USE IS 0.075%.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

(1)  If you Surrender your Contract at the end of the applicable time period:

1 year                                                                    $1,189
3 years                                                                   $2,073
5 years                                                                   $2,870
10 years                                                                  $4,445

(2)  If you annuitize at the end of the applicable time period:

1 year                                                                      $402
3 years                                                                   $1,274
5 years                                                                   $2,157
10 years                                                                  $4,415

(3)  If you do not Surrender your Contract:

1 year                                                                      $432
3 years                                                                   $1,304
5 years                                                                   $2,187
10 years                                                                  $4,445

CONDENSED FINANCIAL INFORMATION

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When Premium Payments are credited to your Sub-Accounts, they are converted into
Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see "How is the value of my Contract calculated before the Annuity Commencement Date?" Please refer to Appendix IV for information regarding the minimum and maximum class of Accumulation Unit Values. All classes of Accumulation Unit Values may be obtained, free of charge, by calling us at 1-800-862-6668.

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HIGHLIGHTS

HOW DO I PURCHASE THIS CONTRACT?

You must complete our application or order request and submit it to us for approval with your first Premium Payment. Your first Premium Payment must be at least $10,000 and subsequent Premium Payments must be at least $500, unless you take advantage of our InvestEase(R) Program or are part of certain retirement plans.

- For a limited time, usually within ten days after you receive your Contract, you may cancel your Contract without paying a Contingent Deferred Sales Charge. You may bear the investment risk for your Premium Payment prior to our receipt of your request for cancellation.

WHAT ARE PAYMENT ENHANCEMENTS?

Each time you make a Premium Payment, Hartford will credit your Contract Value with a Payment Enhancement. The amount of the Payment Enhancement is based on your cumulative Premium Payments.

Hartford has developed a variety of variable annuities to help you meet your goals. We issue variable annuities that do not have Payment Enhancements, but that do have lower mortality and expense risk charges and shorter contingent deferred sales charge periods than this Contract. When you talk to your financial adviser, you should make sure that an annuity with a Payment Enhancement is a suitable investment for you.

WHAT TYPE OF SALES CHARGE WILL I PAY?

You don't pay a sales charge when you purchase your Contract. We may charge you a Contingent Deferred Sales Charge when you partially or fully Surrender your Contract. The Contingent Deferred Sales Charge will depend on the amount you choose to Surrender and the length of time the Premium Payment you made has been in your Contract.

The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

NUMBER OF YEARS FROM     CONTINGENT DEFERRED
   PREMIUM PAYMENT           SALES CHARGE
-----------------------------------------------
          1                        8%
          2                        8%
          3                        8%
          4                        8%
          5                        7%
          6                        6%
          7                        5%
      8 or more                    0%

You won't be charged a Contingent Deferred Sales Charge on:

X  The Annual Withdrawal Amount

X  Premium Payments that have been in your Contract for more than seven years

X  Payment Enhancements or earnings

X  Distributions made due to death

X Distributions under a program for substantially equal periodic payments made for your life expectancy

X  Most payments we make to you as part of your Annuity Payout

IS THERE AN ANNUAL MAINTENANCE FEE?

We deduct this $30 fee each year on your Contract Anniversary or when you fully Surrender your Contract, if, on either of those dates, the value of your Contract is less than $50,000.

WHAT CHARGES WILL I PAY ON AN ANNUAL BASIS?

In addition to the Annual Maintenance Fee, you pay the following charges each year:

- MORTALITY AND EXPENSE RISK CHARGE -- This charge is deducted daily and is equal to an annual charge of 1.45% of your Contract Value invested in the Sub-Accounts.

- ANNUAL FUND OPERATING EXPENSES -- These charges are for the underlying Funds. See the Funds' prospectuses for more complete information.

- THE HARTFORD'S PRINCIPAL FIRST CHARGE -- The Hartford's Principal First is an option that can be elected at an additional charge. If you elect The Hartford's Principal First, we will deduct an additional charge on a daily basis that is based on your Contract Value invested in the Sub-Accounts. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts.

- OPTIONAL DEATH BENEFIT CHARGE -- If you elect the Optional Death Benefit, we will deduct an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.15% of your Contract Value invested in the Sub-Accounts.

- EARNINGS PROTECTION BENEFIT CHARGE -- If you elect the Earnings Protection Benefit, we will deduct an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.20% of your Contract Value invested in the Sub-Accounts.

Charges and fees may have a significant impact on Contract Values and the investment performance of Sub-Accounts. This impact may be more significant with Contracts with lower Contract Values.

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CAN I TAKE OUT ANY OF MY MONEY?

You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payouts. Once Annuity Payouts begin, you may take full or partial Surrenders under the Payments for a Period Certain, Life Annuity with Payments for a Period Certain or the Joint and Last Survivor Life Annuity with Payments for a Period Certain Annuity Option, but only if you selected the variable dollar amount Annuity Payouts.

- You may have to pay income tax on the money you take out and, if you Surrender before you are age 59 1/2, you may have to pay a federal income tax penalty.
- You may have to pay a Contingent Deferred Sales Charge on the money you Surrender.

WILL HARTFORD PAY A DEATH BENEFIT?

There is a Death Benefit if the Contract Owner, joint Contract Owner or the Annuitant die before we begin to make Annuity Payouts. The Death Benefit will be calculated as of the date we receive a certified death certificate or other legal document acceptable to us. The Death Benefit amount will remain invested in the Sub-Accounts and Fixed Accumulation Feature according to your last instructions and will fluctuate with the performance of the underlying Funds.

If death occurs before the Annuity Commencement Date, the Death Benefit is the greatest of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders, or

- The Contract Value of your Contract minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, or,

- Your Maximum Anniversary Value, which is described below, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit.

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments, Payment Enhancements and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier.

If you purchase your Contract on or after May 1, 2002, the Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

- Your Anniversary Value is increased by the dollar amount of any Premium Payments and Payment Enhancements made since the Contract Anniversary; and

- Your Anniversary Value is reduced proportionally for any partial Surrenders. We calculate the proportion based on the amount of any partial Surrenders since the Contract Anniversary divided by your Contract Value at the time of Surrender.

If you purchase your Contract before May 1, 2002, the Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

- Your Anniversary Value is increased by the dollar amount of any Premium Payments and Payment Enhancements made since the Contract Anniversary; and

- Your Anniversary Value is reduced by the dollar amount of any partial Surrenders since the Contract Anniversary.

The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

OPTIONAL DEATH BENEFIT -- If you elect the Optional Death Benefit at an additional charge, the Death Benefit will be the greatest of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders;
- The Contract Value of your Contract minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit;
- Your Maximum Anniversary Value, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit;
- Your Interest Accumulation Value from the date the Optional Death Benefit is added to your Contract.

The Optional Death Benefit may not be available if the Contract Owner or Annuitant is age 76 or older. The Optional Death Benefit is not available in Washington or New York. Once you elect the Optional Death Benefit, you cannot cancel it.

EARNINGS PROTECTION BENEFIT -- You may also elect the Earnings Protection Benefit at an additional charge. The Earnings Protection Benefit may not currently be available in your state and is not available in Washingtonor New York. The Earnings Protection Benefit will not be available if you or your Annuitant is age 76 or older on the date the Earnings Protection Benefit is added to your Contract. Once you elect the Earnings Protection Benefit, you cannot cancel it.

If you and your Annuitant are age 69 or under on the date the Earnings Protection Benefit is added to your Contract, the death benefit calculation is the greatest of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders, or

- The Maximum Anniversary Value, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, or

- Your Contract Value on the date we receive a death certificate or other legal document acceptable to us, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, plus 40% of the Contract gain since the date the Earnings Protection Benefit was added to your Contract.

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If you or your Annuitant are age 70 through 75 on the date the Earnings
Protection Benefit is added to your Contract, the percentage of Contract gain added to your Contract Value is reduced to 25%.

Your Contract gain is limited to or "capped" at a maximum of 200% of Contract Value on the date the Earnings Protection Benefit was added to your Contract plus Premium Payments not previously withdrawn made after the Earnings Protection Benefit was added to your Contract, excluding any Premium Payments made in the 12 months before the date of death. We subtract any Payment Enhancements and any adjustments for partial Surrenders.

WHAT ANNUITY PAYOUT OPTIONS ARE AVAILABLE?

When it comes time for us to make Annuity Payouts, you may choose one of the following Annuity Payout Options: Life Annuity, Life Annuity with Cash Refund, Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity, Joint and Last Survivor Life Annuity with Payments for a Period Certain and Payments For a Period Certain. We may make other Annuity Payout Options available at any time.

You must begin to take Annuity Payouts by the Annuitant's 90th birthday or the end of the 10th Contract Year, whichever is later, unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. If you do not tell us what Annuity Payout Option you want before that time, we will make Automatic Annuity Payouts under the Life Annuity with Payments for a Period Certain Payout Option with a ten-year period certain payment option.

Depending on the investment allocation of your Contract in effect on the Annuity Commencement Date, we will make Automatic Annuity Payouts that are:

-   fixed dollar amount Automatic Annuity Payouts,

-   variable dollar amount Automatic Annuity Payouts, or

- a combination of fixed dollar amount and variable dollar amount Automatic Annuity Payouts.

GENERAL CONTRACT INFORMATION

THE COMPANY

We are a stock life insurance company engaged in the business of writing life insurance and individual and group annuities. Hartford Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. Hartford Life and Annuity Insurance Company is authorized to do business in all states of the United States except New York and the District of Columbia and Puerto Rico. Hartford Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut. Not all Contracts are available from each issuing company. Neither company cross guarantees the obligations of the other. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

THE SEPARATE ACCOUNT

The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account or Hartford. The Separate Account meets the definition of "Separate Account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate
Account:

- Holds assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.

- Is not subject to the liabilities arising out of any other business Hartford may conduct. However, all obligations under the Contract are general corporate obligations of Hartford.

- Is not affected by the rate of return of Hartford's General Account or by the investment performance of any of Hartford's other Separate Accounts.

- May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other variable annuity contracts offered by the Separate Account, which are not described in this prospectus.

- Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds without regard to other income, gains or losses of Hartford.

We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.

In a low interest rate environment, yields for Money Market Sub-Accounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and Charges for Optional Benefits (if applicable), may be negative even though the underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a Money Market Sub-Account or participate in an Asset Allocation Program where Contract Value is allocated to a Money Market Sub-Account under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

10

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THE FUNDS

FUNDING OPTION               INVESTMENT OBJECTIVE     INVESTMENT ADVISER/SUB-ADVISER
------------------------------------------------------------------------------------
HARTFORD HLS SERIES FUND
 II, INC.
 HARTFORD GROWTH           Capital appreciation       HL Investment Advisors, LLC
  OPPORTUNITIES HLS FUND                              Sub-advised by Wellington
  -- CLASS IB                                         Management Company, LLP
 HARTFORD SMALLCAP GROWTH  Maximize capital           HL Investment Advisors, LLC
  HLS FUND -- CLASS IB     appreciation               Sub-advised by Wellington
                                                      Management Company, LLP and
                                                      Hartford Investment Management
                                                      Company
 HARTFORD U.S. GOVERNMENT  Maximize total return      HL Investment Advisors, LLC
  SECURITIES HLS FUND --   with a high level of       Sub-advised by Hartford
  CLASS IB                 current income consistent  Investment Management Company
                           with prudent investment
                           risk
 HARTFORD VALUE            Capital appreciation       HL Investment Advisors, LLC
  OPPORTUNITIES HLS FUND                              Sub-advised by Wellington
  -- CLASS IB                                         Management Company, LLP
HARTFORD SERIES FUND,
 INC.
 HARTFORD ADVISERS HLS     Maximum long-term total    HL Investment Advisors, LLC
  FUND -- CLASS IB         return                     Sub-advised by Wellington
                                                      Management Company, LLP
 HARTFORD CAPITAL          Growth of capital          HL Investment Advisors, LLC
  APPRECIATION HLS FUND                               Sub-advised by Wellington
  -- CLASS IB+                                        Management Company, LLP
 HARTFORD DISCIPLINED      Growth of capital          HL Investment Advisors, LLC
  EQUITY HLS FUND --                                  Sub-advised by Wellington
  CLASS IB                                            Management Company, LLP
 HARTFORD DIVIDEND AND     High level of current      HL Investment Advisors, LLC
  GROWTH HLS FUND --       income consistent with     Sub-advised by Wellington
  CLASS IB                 growth of capital          Management Company, LLP
 HARTFORD EQUITY INCOME    High level of current      HL Investment Advisors, LLC
  HLS FUND -- CLASS IB     income consistent with     Sub-advised by Wellington
                           growth of capital          Management Company, LLP
 HARTFORD FOCUS HLS FUND   Long-term capital          HL Investment Advisors, LLC
  -- CLASS IB              appreciation               Sub-advised by Wellington
                                                      Management Company, LLP
 HARTFORD GLOBAL ADVISERS  Maximum long-term total    HL Investment Advisors, LLC
  HLS FUND -- CLASS IB     rate of return             Sub-advised by Wellington
                                                      Management Company, LLP
 HARTFORD GLOBAL           Long-term capital          HL Investment Advisors, LLC
  COMMUNICATIONS HLS FUND  appreciation               Sub-advised by Wellington
  -- CLASS IB+                                        Management Company, LLP
 HARTFORD GLOBAL           Long-term capital          HL Investment Advisors, LLC
  FINANCIAL SERVICES HLS   appreciation               Sub-advised by Wellington
  FUND -- CLASS IB+                                   Management Company, LLP
 HARTFORD GLOBAL HEALTH    Long-term capital          HL Investment Advisors, LLC
  HLS FUND -- CLASS IB+    appreciation               Sub-advised by Wellington
                                                      Management Company, LLP
 HARTFORD GLOBAL LEADERS   Growth of capital          HL Investment Advisors, LLC
  HLS FUND -- CLASS IB                                Sub-advised by Wellington
                                                      Management Company, LLP
 HARTFORD GLOBAL           Long-term capital          HL Investment Advisors, LLC
  TECHNOLOGY HLS FUND --   appreciation               Sub-advised by Wellington
  CLASS IB+                                           Management Company, LLP


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                                                                          11

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
FUNDING OPTION               INVESTMENT OBJECTIVE     INVESTMENT ADVISER/SUB-ADVISER
------------------------------------------------------------------------------------
 HARTFORD GROWTH HLS FUND  Long-term capital          HL Investment Advisors, LLC
  -- CLASS IB              appreciation               Sub-advised by Wellington
                                                      Management Company, LLP
 HARTFORD HIGH YIELD HLS   High current income with   HL Investment Advisors, LLC
  FUND -- CLASS IB         growth of capital as a     Sub-advised by Hartford
                           secondary objective        Investment Management Company
 HARTFORD INDEX HLS FUND   Seeks to provide           HL Investment Advisors, LLC
  -- CLASS IB              investment results which   Sub-advised by Hartford
                           approximate the price and  Investment Management Company
                           yield performance of
                           publicly traded common
                           stocks in the aggregate
 HARTFORD INTERNATIONAL    Capital appreciation       HL Investment Advisors, LLC
  CAPITAL APPRECIATION                                Sub-advised by Wellington
  HLS FUND -- CLASS IB                                Management Company, LLP
 HARTFORD INTERNATIONAL    Long-term growth of        HL Investment Advisors, LLC
  OPPORTUNITIES HLS FUND   capital                    Sub-advised by Wellington
  -- CLASS IB                                         Management Company, LLP
 HARTFORD INTERNATIONAL    Capital appreciation       HL Investment Advisors, LLC
  SMALL COMPANY HLS FUND                              Sub-advised by Wellington
  -- CLASS IB                                         Management Company, LLP
 HARTFORD MIDCAP HLS FUND  Long-term growth of        HL Investment Advisors, LLC
  -- CLASS IB+             capital                    Sub-advised by Wellington
                                                      Management Company, LLP
 HARTFORD MIDCAP VALUE     Long-term capital          HL Investment Advisors, LLC
  HLS FUND -- CLASS IB+    appreciation               Sub-advised by Wellington
                                                      Management Company, LLP
 HARTFORD MONEY MARKET     Maximum current income     HL Investment Advisors, LLC
  HLS FUND -- CLASS IB     consistent with liquidity  Sub-advised by Hartford
                           and preservation of        Investment Management Company
                           capital
 HARTFORD MORTGAGE         Maximum current income     HL Investment Advisors, LLC
  SECURITIES HLS FUND --   consistent with safety of  Sub-advised by Hartford
  CLASS IB                 principal and maintenance  Investment Management Company
                           of liquidity by investing
                           primarily in mortgage
                           related securities
 HARTFORD SMALL COMPANY    Growth of capital          HL Investment Advisors, LLC
  HLS FUND -- CLASS IB                                Sub-advised by Wellington
                                                      Management Company, LLP and
                                                      Hartford Investment Management
                                                      Company
 HARTFORD STOCK HLS FUND   Long-term growth of        HL Investment Advisors, LLC
  -- CLASS IB              capital                    Sub-advised by Wellington
                                                      Management Company, LLP
 HARTFORD TOTAL RETURN     Competitive total return,  HL Investment Advisors, LLC
  BOND HLS FUND -- CLASS   with income as a           Sub-advised by Hartford
  IB                       secondary objective        Investment Management Company
 HARTFORD VALUE HLS FUND   Long-term total return     HL Investment Advisors, LLC
  -- CLASS IB                                         Sub-advised by Wellington
                                                      Management Company, LLP
THE PRUDENTIAL SERIES
 FUND, INC.
 JENNISON 20/20 FOCUS      Long-term growth of        Prudential Investments LLC
  PORTFOLIO -- CLASS II    capital                    Sub-advised by Jennison
                                                      Associates LLC
 JENNISON PORTFOLIO --     Long-term growth of        Prudential Investments LLC
  CLASS II                 capital                    Sub-advised by Jennison
                                                      Associates LLC
 PRUDENTIAL VALUE          Capital appreciation       Prudential Investments LLC
  PORTFOLIO -- CLASS II                               Sub-advised by Jennison
                                                      Associates LLC

12

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
FUNDING OPTION               INVESTMENT OBJECTIVE     INVESTMENT ADVISER/SUB-ADVISER
------------------------------------------------------------------------------------
 SP INTERNATIONAL GROWTH   Long-term growth of        Prudential Investments LLC
  PORTFOLIO -- CLASS II    capital                    Sub-advised by William Blair &
                                                      Company LLC and Marsico
                                                      Capital Management LLC

+ Closed to new and subsequent Premium Payments and transfers of Contract Value.

We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the Funds' prospectus, and the Funds' Statement of Additional Information which may be ordered from us. The Funds' prospectus should be read in conjunction with this prospectus before investing.

The Funds may not be available in all states.

The investment goals of each of the Funds are as follows:

MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds' prospectuses.

VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.

- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

-   Arrange for the handling and tallying of proxies received from Contract
    Owners.

- Vote all Fund shares attributable to your Contract according to instructions received from you, and

- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease.

SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Sub-Accounts. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.

We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

FEES WE RECEIVE FROM FUNDS AND RELATED PARTIES -- We receive substantial and varying administrative service payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. We consider these payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Contract. We collect these payments and fees under agreements between us and a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. We expect to make a profit on these fees.

The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.

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As of December 31, 2006, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities): AIM Advisors, Inc., AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investment Research and Management, Inc., American Variable Insurance Series & Capital Research and Management Company, Branch Banking & Trust Company, Mentor Investment Advisors, LLC, Fidelity Distributors Corporation, Fifth Third Bank Corporation, Franklin Templeton Services, LLC, The Huntington Funds, Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Merrill Lynch Asset Management & Princeton Funds Distributor, Morgan Stanley Distributors, Inc. & Morgan Stanley Select Dimensions Investment Series, MTB Investment Advisors, Inc., Banc of America Advisors, LLC, Banc One Investment Advisors Corporation, Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail Management Limited Partnership, SunTrust Securities, Inc. & Trusco Capital Management, Inc., UBS Financial Services, Inc., Van Kampen Life Investment Trust & Van Kampen Asset Management, The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.

We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the "HLS Funds") based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to, among other things, provide administrative, processing, accounting and shareholder services for the HLS Funds.

Not all Fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount or fees we collect may be greater or smaller based on the Funds you select. Revenue sharing and Rule 12b-1 fees do not exceed 0.50% and 0.25%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect $75 from that Fund). We will endeavor to update this listing annually and interim arrangements may not be reflected. For the fiscal year ended December 31, 2006, revenue sharing and Rule 12b-1 fees did not exceed $125.0 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.

PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Separate Account's past performance only and is no indication of future performance.

When a Sub-Account advertises its standardized total return, it will usually be calculated since the date of the Sub-Account's inception for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge, Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.

The Separate Account may also advertise non-standard total returns that pre-date the inception date of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for the Contingent Deferred Sales Charge or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.

If applicable, the Sub-Accounts may advertise yield in addition to total return. This yield is based on the 30-day SEC yield of the underlying Fund less the recurring charges at the Separate Account level.

A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized; i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges at the Separate Account level including the Annual Maintenance Fee.

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase

14

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scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.

FIXED ACCUMULATION FEATURE

IMPORTANT INFORMATION YOU SHOULD KNOW: THIS PORTION OF THE PROSPECTUS RELATING TO THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE FIXED ACCUMULATION FEATURE OR ANY OF ITS INTERESTS ARE NOT SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE REGARDING THE FIXED ACCUMULATION FEATURE. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCUMULATION FEATURE MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

IF YOU SIGNED THE APPLICATION FOR YOUR CONTRACT ON OR AFTER DECEMBER 12, 2002, OR IF YOUR CONTRACT WAS ISSUED ON OR AFTER DECEMBER 12, 2002, YOU CANNOT ALLOCATE ANY PREMIUM PAYMENTS OR TRANSFER ANY CONTRACT VALUE TO THE FIXED ACCUMULATION FEATURE UNTIL FURTHER NOTICE.

Premium Payments, Payment Enhancements and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. Premium Payments and Contract Values allocated to the Fixed Accumulation Feature are available to our general creditors.

In most states, we guarantee that we will credit interest at an annual effective rate of not less than 3% per year, compounded annually, to amounts you allocate to the Fixed Accumulation Feature. In some states, the minimum guaranteed interest rate is lower. If your Contract was issued before May 1, 2003, the minimum guaranteed interest rate is 3%. We reserve the right to change the rate subject only to applicable state insurance law.

We may credit interest at a rate in excess of the minimum guaranteed interest rate per year. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available and anticipated on our investments, regulatory and tax requirements and competitive factors. We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a "first-in first-out" basis. For Contracts issued in the state of New York, the Fixed Accumulation Feature interest rates may vary from other states.

IMPORTANT: ANY INTEREST CREDITED TO AMOUNTS YOU ALLOCATE TO THE FIXED ACCUMULATION FEATURE IN EXCESS OF THE MINIMUM GUARANTEED INTEREST RATE PER YEAR WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCUMULATION FEATURE MAY NOT EXCEED THE MINIMUM GUARANTEED INTEREST RATE FOR ANY GIVEN YEAR.

From time to time, we may credit increased interest rates under certain programs established in our sole discretion. If you purchased your Contract after May 1, 2002, we may restrict your ability to allocate amounts to the Fixed Accumulation Feature during any time period that our credited rate of interest is equal to the minimum guaranteed interest rate.

DOLLAR COST AVERAGING PLUS ("DCA PLUS") PROGRAMS -- You may enroll in one or more special pre-authorized transfer programs known as our DCA Plus Programs (the "Programs"). Under these Programs, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into a Program (we may allow a lower minimum Premium Payment for qualified plan transfers or rollovers, including IRAs) and pre-authorize transfers from our Fixed Accumulation Feature to any of the Sub-Accounts under either a 6-Month Transfer Program or 12-Month Transfer Program subject to Program rules. The 6-Month Transfer Program and the 12-Month Transfer Program will generally have different credited interest rates. Under the 6-Month Transfer Program, the interest rate can accrue up to 6 months and all Premium Payments and accrued interest must be transferred from the Program to the selected Sub-Accounts in 3 to 6 months. Under the 12-Month Transfer Program, the interest rate can accrue up to 12 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 7 to 12 months. This will be accomplished by monthly transfers for the period selected and with the final transfer of the entire amount remaining in the Program.

The pre-authorized transfers will begin within 15 days of receipt of the Program payment provided we receive complete enrollment instructions. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program payment, the Program will be voided and the entire balance in the Program will be transferred to the Accounts designated by you. If you do not designate an Account, we will return your Program payment to you for further instruction. If your Program payment is less than the required minimum amount, we will apply it to your Contract according to your instructions on record for a subsequent Premium Payment.

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Under the DCA Plus Programs, the credited interest rate is not earned on the full amount of your Premium Payment for the entire length of the Program. This is because Program transfers to the Sub-Accounts decrease the amount of your Premium Payment remaining in the Program.

All Program payments, including any subsequent Program payment, musts meet the Program minimum. Any subsequent Program payments we receive during an active Program transfer period which are received during the same interest rate effective period will be credited to the current Program. Any subsequent Program payments we receive during an active Program transfer period which are received during a different interest rate effective period will be used to start a new Program. That Program will be credited with the interest rate in effect on the date we start the new Program. Unless you send us different instructions, the new Program will be the same length of time as your current Program and will allocate the subsequent Program payments to the same Sub-Accounts.

The DCA Plus Program may credit a higher interest rate but it does not ensure a profit or protect you against a loss in declining markets.

Hartford may limit the total number of DCA Programs and DCA Plus Programs to 5 Programs open at any one time.

We determine, in our sole discretion, the interest rates credited to the Program. These interest rates may vary depending on the Contract you purchased. Please consult your Registered Representative to determine the interest rate for your Program.

You may elect to terminate the transfers by calling or writing us of your intent to cancel enrollment in the Program. Upon cancellation, all the amounts remaining in the Program will be immediately transferred to the Sub-Accounts you selected for the Program unless you provide us with different instructions.

We may discontinue, modify or amend the Programs or any other interest rate program we establish. Any change to a Program will not affect Contract Owners currently enrolled in the Program.

If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.

In Oregon, you may sign up for DCA Plus Programs that are six months or longer.

THE CONTRACT

PURCHASES AND CONTRACT VALUE

WHAT TYPES OF CONTRACTS ARE AVAILABLE?

The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

- Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

- Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code;

-   Individual Retirement Annuities adopted according to Section 408 of the
    Code;

- Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, and

- Certain eligible deferred compensation plans as defined in Section 457 of the Code.

The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as non-qualified Contracts.

If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax deferred treatment under the Code.

This prospectus describes two versions of the Contract. Series I of the Contract was issued before May 1, 2002. Series IR of the Contract is issued on or after May 1, 2002, or the date your state approved Series IR for sale, if later.

HOW DO I PURCHASE A CONTRACT?

You may purchase a Contract through a Financial Intermediary. A Registered Representative will work with you to complete and submit an application or an order request form. Part of this process will include an assessment whether this variable annuity may be suitable for you. Prior to recommending the purchase or exchange of a deferred variable annuity, your Registered Representative shall make reasonable efforts to obtain certain information about you and your investment needs. This recommendation will be independently reviewed by a principal within your Financial Intermediary before an application or order will be sent to us. Your Premium Payment will not be invested in any Fund during this period.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, your Financial Intermediary will ask for your name, address, date of birth and other information that will allow us to identify you. They may also ask to see your driver's license or other identifying documents.

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The minimum initial Premium Payment required to buy this Contract varies based on the type of purchaser, variable annuity variation chosen and whether you enroll in a systematic investment program such as the InvestEase(R) Program. Financial Intermediaries may impose other requirements regarding the form of payment they will accept. Premium Payments not actually received by us within the time period provided below will result in the rejection of your application or order request.

Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred.

Premium Payments may not exceed $1 million without our prior approval. We reserve the right to impose special conditions on anyone who seeks our approval to exceed this limit.

You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf. Optional riders are subject to additional maximum issue age restrictions.

HOW ARE PREMIUM PAYMENTS APPLIED TO MY CONTRACT?

Your initial Premium Payment will be invested within two Valuation Days of our receipt of a properly completed application or an order request and the Premium Payment. If we receive your subsequent Premium Payment before the close of the New York Stock Exchange, it will be priced on the same Valuation Day. If we receive your Premium Payment after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions on record. We will send you a confirmation when we invest your Premium Payment.

If the request or other information accompanying the initial Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.

WHAT ARE PAYMENT ENHANCEMENTS?

Each time you make a Premium Payment to your Contract, Hartford will credit your Contract Value with a Payment Enhancement. The Payment Enhancement is based on your cumulative Premium Payments and is equal to:

X 3% of the Premium Payment if your cumulative Premium Payments are less than $50,000.

X 4% of the Premium Payment if your cumulative Premium Payments are $50,000 or more.

If you make a subsequent Premium Payment that increases your cumulative Premium Payments to $50,000 or more, Hartford will credit an additional Payment Enhancement to your Contract Value equal to 1% of your prior Premium Payments.

The Payment Enhancements will be allocated to the same Accounts and in the same proportion as your Premium Payment.

DO I ALWAYS GET TO KEEP MY PAYMENT ENHANCEMENTS?

You won't always get to keep the Payment Enhancements credited to your Contract Value. Hartford will take back or "recapture" some or all of the Payment Enhancements under certain circumstances:

- Hartford will take back the Payment Enhancements we credit to your Contract Value if you cancel your Contract during the "Right to Examine" period described in your Contract.

- Hartford will deduct any Payment Enhancements credited to your Contract Value in the 24 months prior to the Annuity Calculation Date when we determine the amount available for Annuity Payouts.

- Hartford will also exclude any Payment Enhancements credited to your Contract Value in the 12 months prior to the date we calculate the Death Benefit when determining the Death Benefit payable.

- Hartford will deduct all Payment Enhancements credited during a period of eligible confinement to a hospital, nursing home or other qualified long-term care facility under the Waiver of Sales Charge Rider if you request a full or partial Surrender.

If you purchase your Contract in New York, Hartford will not recapture Payment Enhancements credited to your Contract Value in the 24 months prior to the Annuity Calculation Date when we determine the amount available for Annuity Payouts.

DO PAYMENT ENHANCEMENTS ALWAYS BENEFIT ME?

Not all of the time. Hartford issues a variety of variable annuities designed to meet different retirement planning goals. Some of our variable annuities have no Payment Enhancement, some have lower mortality and expense risk charges and still others have no contingent deferred sales charge. You and your financial adviser should decide if you may be better off in certain circumstances with one of our other variable annuities. You and

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your financial adviser should consider some of the following factors when determining which annuity is appropriate for you:

-   The length of time you plan to continue to own your Contract.

-   The frequency, amount and timing of any partial Surrenders.

-   The amount of your Premium Payments.

-   When you plan to annuitize your Contract.

- Whether you might experience an event that results in the loss of some or all of the Payment Enhancements.

We recapture the Payment Enhancements credited in the 24 months prior to the Annuity Calculation Date, in the 12 months prior to the date we receive notice of death, and under certain circumstances, if you are confined to a nursing home. It might not be beneficial to purchase this Contract if you know you will experience an event that will require Hartford to take back these Payment Enhancements. In addition, although this Contract's fees and charges are lower than many annuities that add a "bonus" or Payment Enhancement, the expenses are higher than some variable annuities without a Payment Enhancement. Over the life of the Contract, the Payment Enhancements you receive may be more than offset by the higher expenses.

CAN I CANCEL MY CONTRACT AFTER I PURCHASE IT?

If, for any reason, you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.

Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Date we receive your request to cancel and will refund any sales or contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.

HOW IS THE VALUE OF MY CONTRACT CALCULATED BEFORE THE ANNUITY CALCULATION DATE?

The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day your Contract Value reflects the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.

When Premium Payments and Payment Enhancements are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the sum of your Premium Payments and Payment Enhancements, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of a Sub-Account, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day divided by

- The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by

- Contract charges including the daily expense factor for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, adjusted for the number of days in the period.

We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.

CAN I TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?

You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures.

WHAT IS A SUB-ACCOUNT TRANSFER?

A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it received is in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

WHAT HAPPENS WHEN I REQUEST A SUB-ACCOUNT TRANSFER?

Many Contract Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Contract Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to

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transfer into a particular Sub-Account or new Premium Payments allocated to that
Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Contract Owners' "transfer-in" requests.

In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.

We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.

For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.

WHAT RESTRICTIONS ARE THERE ON MY ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER REQUEST EACH DAY. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer;" however, you cannot transfer the same Contract Value more than once a Valuation Day.

EXAMPLES

TRANSFER REQUEST PER VALUATION DAY                                 PERMISSIBLE?
--------------------------------------------------------------------------------
Transfer $10,000 from a money market Sub-Account to a growth           Yes
Sub-Account
Transfer $10,000 from a money market Sub-Account to any number         Yes
of other Sub-Accounts (dividing the $10,000 among the other
Sub-Accounts however you chose)
Transfer $10,000 from any number of different Sub-Accounts to          Yes
any number of other Sub-Accounts
Transfer $10,000 from a money market Sub-Account to a growth            No
Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an
international Sub-Account

SECOND, YOU ARE ALLOWED TO SUBMIT A TOTAL OF 20 SUB-ACCOUNT TRANSFERS EACH CONTRACT YEAR (THE "TRANSFER RULE") BY U.S. MAIL, VOICE RESPONSE UNIT, INTERNET OR TELEPHONE.Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.

The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company-sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.

We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.

THIRD, POLICIES HAVE BEEN DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT
TRANSFERS. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even

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if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:

ABUSIVE TRANSFER POLICY (EFFECTIVE UNTIL JULY 1, 2007):

Regardless of the number of Sub-Account transfers you have done under the Transfer Rule, you still may have your Sub-Account transfer privileges restricted if you violate the Abusive Transfer Policy.

We rely on the Funds to identify a pattern or frequency of Sub-Account transfers that the Fund wants us to investigate. Most often, the Fund will identify a particular day where it experienced a higher percentage of shares bought followed closely by a day where it experienced the almost identical percentage of shares sold. Once a Fund contacts us, we run a report that identifies all Contract Owners who transferred in or out of that Fund's Sub-Account on the day or days identified by the Fund. We may share tax identification numbers and other shareholder identifying information contained in our records with Funds. We then review the Contracts on that list to determine whether transfer activity of each identified Contract violates our written Abusive Transfer Policy. We don't reveal the precise details of our analysis to help make it more difficult for abusive traders to adjust their behavior to escape detection.

We consider some or all of the following factors:

-   the dollar amount of the transfer;

-   the total assets of the Funds involved in the transfer;

-   the number of transfers completed in the current calendar quarter;

- whether the transfer is part of a pattern of transfers designed to take advantage of short-term market fluctuations or market inefficiencies; or

-   the frequent trading policies and procedures of a potentially affected Fund.

If you violate the Abusive Trading Policy, we will terminate your Sub-Account transfer privileges until your next Contract Anniversary. We offer three contract variations that have a contingent deferred sales charge (these forms of contract are called "Outlook", "Plus" and our base contract (which does not have a separate marketing name but is sometimes referred to in this prospectus as the "Core" version)), one contract version has a front end sales charge (called "Edge") and one contract version has no sales charge (called "Access").

FUND TRADING POLICIES (EFFECTIVE AFTER JULY 1, 2007)

You are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.

We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund's trading policy. Please refer to each Fund's prospectus for more information.

Fund trading policies do not apply or may be limited. For instance:

- Certain types of financial intermediaries may not be required to provide us with shareholder information.

- "Excepted funds" such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

- A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.

- Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company- sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.

POSSIBILITY OF UNDETECTED ABUSIVE TRADING OR MARKET TIMING. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,

- Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

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-   Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.

- These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

HOW AM I AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?

We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.

Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.

In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.

FIXED ACCUMULATION FEATURE TRANSFERS -- During each Contract Year, you may make transfers out of the Fixed Accumulation Feature to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%).

FIXED ACCUMULATION FEATURE TRANSFER RESTRICTIONS -- Each Contract Year, you may transfer the greater of:

- 30% of the greatest Contract Value in the Fixed Accumulation Feature as of any Contract Anniversary or Contract issue date. When we calculate the 30%, we add Premium Payments made after that date but before the next Contract Anniversary. The 30% does not include Contract Value in any DCA Plus Program; or

- An amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.

We apply these restrictions to all transfers from the Fixed Accumulation Feature, including all systematic transfers and Dollar Cost Averaging Programs, except for transfers under our DCA Plus Program.

If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer an amount equal to up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.

We may defer transfers and Surrenders from the Fixed Accumulation Feature for up to 6 months from the date of your request.

You must wait 6 months after your most recent transfer from the Fixed Accumulation Feature before moving Sub-Account Values back to the Fixed Accumulation Feature. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.

TELEPHONE AND INTERNET TRANSFERS -- You can make transfers by contacting us.

Transfer instructions received by telephone on any Valuation Day before the close of the New York Stock Exchange will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.

Transfer instructions you send electronically are considered to be received by Hartford at the time and date stated on the electronic acknowledgement Hartford returns to you. If the time and date indicated on the acknowledgement is before the end of a Valuation Day, the instructions will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should telephone us as soon as possible.

We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

Telephone or Internet transfer requests may currently only be cancelled by calling us before the close of the New York Stock Exchange on the day you made the transfer request.

Hartford, our agents or our affiliates are NOT responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone

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                                                                          21

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transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.

POWER OF ATTORNEY -- You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions, subject to our transfer restrictions, from your designated third party until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.

CHARGES AND FEES

The following charges and fees are associated with the Contract:

THE CONTINGENT DEFERRED SALES CHARGE

The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to Registered Representatives and the cost of preparing sales literature and other promotional activities.

We may assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender and how long your Premium Payments have been in the Contract. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the Contingent Deferred Sales Charge will be when you Surrender. The amount assessed a Contingent Deferred Sales Charge will not exceed your total Premium Payments.

The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

NUMBER OF YEARS FROM     CONTINGENT DEFERRED
   PREMIUM PAYMENT           SALES CHARGE
-----------------------------------------------
          1                        8%
          2                        8%
          3                        8%
          4                        8%
          5                        7%
          6                        6%
          7                        5%
      8 or more                    0%

For example, you made an initial Premium Payment of $10,000 five years ago and an additional Premium Payment of $20,000 one year ago. If you request a partial withdrawal of $15,000 and you have not taken your Annual Withdrawal Amount for the Contract Year, we will deduct a Contingent Deferred Sales Charge as follows:

- Hartford will Surrender the Annual Withdrawal Amount which is equal to 10% of your total Premium Payments, or $3,000 without charging a Contingent Deferred Sales Charge.

- We will then Surrender the Premium Payments that have been in the Contract the longest.

- That means we would Surrender the entire $10,000 initial Premium Payment and deduct a Contingent Deferred Sales Charge of 7% on that amount or $700.00.

- The remaining $2,000 will come from the additional Premium Payment made one year ago and we will deduct a Contingent Deferred Sales Charge of 8% of the $2,000 or $160.00.

-   Your total Contingent Deferred Sales Charge is $860.00.

If you have any questions about these charges, please contact your financial adviser or Hartford.

If you purchase your Contract in Oregon the percentage used to calculate the Contingent Deferred Sales Charge is equal to:

NUMBER OF YEARS FROM     CONTINGENT DEFERRED
   PREMIUM PAYMENT           SALES CHARGE
-----------------------------------------------
          1                        8%
          2                        8%
          3                        8%
          4                        7%
          5                        6%
          6                        5%
          7                        4%
      8 or more                    0%

THE FOLLOWING SURRENDERS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:

- ANNUAL WITHDRAWAL AMOUNT -- During the first seven Contract Years from each Premium Payment, you may, each Contract Year, take partial Surrenders up to 10% of the total Premium Payments. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for Contracts issued to a Charitable Remainder Trust.

UNDER THE FOLLOWING SITUATIONS, THE CONTINGENT DEFERRED SALES CHARGE IS WAIVED:

- UPON ELIGIBLE CONFINEMENT AS DESCRIBED IN THE WAIVER OF SALES CHARGE RIDER -- We will waive any Contingent Deferred Sales Charge applicable to a partial or full Surrender if you, the joint Contract Owner or the Annuitant, is confined for at least 180 consecutive calendar days to a: (a) facility recognized as a general hospital by the proper authority of the state in which it is located; or (b) facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or (c) facility certified by Medicare as a hospital or long-term care facility; or (d) nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day. If you, the joint Contract Owner or the Annuitant is confined when you purchase or upgrade the Contract, this waiver is not available. For it to apply, you must: (a) have owned the Contract continuously since it was issued, (b) provide written proof of confinement satisfactory to us, and (c) request the Surrender within 91 calendar days of the last day of

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  confinement. This waiver may not be available in all states. Please contact your Registered Representative or us to determine if it is available for you. ONCE YOU ELECT THIS WAIVER, HARTFORD WILL NOT ACCEPT ANY SUBSEQUENT PREMIUM PAYMENTS. IN ADDITION, IF YOU REQUEST A FULL OR PARTIAL SURRENDER DURING CONFINEMENT, WE WILL DEDUCT FROM YOUR CONTRACT VALUE ANY PAYMENT ENHANCEMENTS CREDITED DURING THE TIME YOU WERE CONFINED.

- FOR REQUIRED MINIMUM DISTRIBUTIONS -- This allows Annuitants who are age 70 1/2 or older, with a Contract held under an Individual Retirement Account or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge for one year's required minimum distribution for that Contract Year. All requests for Required Minimum Distributions must be in writing.

THE FOLLOWING SITUATIONS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:

- UPON DEATH OF THE ANNUITANT, CONTRACT OWNER OR JOINT CONTRACT OWNER -- No Contingent Deferred Sales Charge will be deducted if the Annuitant, Contract Owner or joint Contract Owner dies.

- UPON ANNUITIZATION -- The Contingent Deferred Sales Charge is not deducted when you annuitize the Contract. However, we will charge a Contingent Deferred Sales Charge if the Contract is Surrendered during the Contingent Deferred Sales Charge period under an Annuity Payout Option which allows Surrenders.

- FOR THE HARTFORD'S PRINCIPAL FIRST BENEFIT PAYMENTS -- If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.

- FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS -- We will waive the Contingent Deferred Sales Charge if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 59 1/2.

-   UPON CANCELLATION DURING THE RIGHT TO CANCEL PERIOD.

SURRENDER ORDER -- During the Contract Years when a Contingent Deferred Sales Charge applies to the initial Premium Payment, all Surrenders in excess of the Annual Withdrawal Amount (which is equal to 10% of total Premium Payments) will be taken first from Premium Payments, then from earnings and then from Payment Enhancements. Surrenders from Premium Payments in excess of the Annual Withdrawal Amount will be subject to a Contingent Deferred Sales Charge.

Thereafter, Surrenders will be taken first from earnings, then from Premium Payments not subject to a Contingent Deferred Sales Charge, then from 10% of Premium Payments still subject to a Contingent Deferred Sales Charge and then from Premium Payments subject to a Contingent Deferred Sales Charge on a first-in-first-out basis and then from Payment Enhancements. Only Premium Payments invested for less than the requisite holding period are subject to a Contingent Deferred Sales Charge.

MORTALITY AND EXPENSE RISK CHARGE

For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate of 1.45% of Sub-Account Value. The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

- MORTALITY RISK -- There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

- EXPENSE RISK -- We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from the mortality and expense risk charge.

ANNUAL MAINTENANCE FEE

The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual $30 charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.

WHEN IS THE ANNUAL MAINTENANCE FEE WAIVED?

We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value

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between $50,000 and $100,000. If you have multiple Contracts with a combined
Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we reserve the right to limit the number of waivers to a total of six Contracts. We also reserve the right to waive the Annual Maintenance Fee under certain other conditions. We do not include contracts from our Putnam Hartford line of variable annuity contracts with the Contracts when we combine Contract Value for purposes of this waiver.

PREMIUM TAXES

We deduct Premium Taxes, if required, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently, the maximum rate charged by any state is 3.5% and 1% in Puerto Rico.

CHARGES AGAINST THE FUNDS

ANNUAL FUND OPERATING EXPENSES -- The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds' prospectus.

THE HARTFORD'S PRINCIPAL FIRST CHARGE

The Hartford's Principal First is an option that can be elected at an additional charge. We will deduct this charge on a daily basis based on your Contract Value invested in the Sub-Accounts. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts. You may elect the annuitization option at any time. If you bought your Contract on or after August 5, 2002, you can elect to add this benefit to your Contract for an additional charge on a daily basis that is equal to an annual charge of 0.35% of your Contract Value invested in the Sub-Accounts. If you bought your Contract before August 5, 2002, you can elect to add this benefit to your Contract at the current charge

OPTIONAL DEATH BENEFIT CHARGE

If you elect the Optional Death Benefit, we will deduct an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.15% of your Contract Value invested in the Sub-Accounts. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts.

EARNINGS PROTECTION DEATH BENEFIT CHARGE

If you elect the Earnings Protection Benefit, we will deduct an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.20% of your Contract Value invested in the Sub-Accounts. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts.

PAYMENT ENHANCEMENTS

No specific charges are assessed to cover the expenses of the Payment Enhancement. Rather, the combination of charges and fees within the Contract, including the Mortality and Expense Risk Charge and the Contingent Deferred Sales Charge, are set at a level sufficient to cover the cost of offering the enhancements. As with all of its investment products, Hartford expects to make a profit on the sale of these Contracts, however, there are no additional profits inherent with the structure of this Contract when compared with any other product we offer.

REDUCED FEES AND CHARGES

WE MAY OFFER, IN OUR DISCRETION, REDUCED FEES AND CHARGES INCLUDING, BUT NOT LIMITED TO CONTINGENT DEFERRED SALES CHARGES, THE MORTALITY AND EXPENSE RISK CHARGE, ANY APPLICABLE ADMINISTRATIVE CHARGES AND THE ANNUAL MAINTENANCE FEE, FOR CERTAIN CONTRACTS (INCLUDING EMPLOYER SPONSORED SAVINGS PLANS) WHICH MAY RESULT IN DECREASED COSTS AND EXPENSES. REDUCTIONS IN THESE FEES AND CHARGES WILL NOT BE UNFAIRLY DISCRIMINATORY AGAINST ANY CONTRACT OWNER.

THE HARTFORD'S PRINCIPAL FIRST

The Hartford's Principal First is an option that can be elected at an additional charge. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts. We reserve the right to treat all Contracts issued to you by Hartford or one of its affiliates within a calendar year as one Contract for purposes of The Hartford's Principal First. This means that if you purchase two Contracts from us in any twelve month period and elect The Hartford's Principal First on both Contracts, withdrawals from one Contract will be treated as withdrawals from the other Contract.

If you elect The Hartford's Principal First when you purchase your Contract, your initial Premium Payment, not including Payment Enhancements, is equal to the maximum payouts (the "Benefit Amount"). If you elect this option at a later date, your Contract Value on the date we add the benefit to your Contract is equal to the initial Benefit Amount. The Benefit Amount can never be more than $5 million dollars. The Benefit Amount is reduced as you take withdrawals. The Hartford's Principal First operates as a guarantee of the Benefit Amount. Benefit Payments under The Hartford's Principal First are treated as partial Surrenders and are deducted from your Contract Value.

Once the initial Benefit Amount has been determined, Hartford calculates the maximum guaranteed payment that may be made each year ("Benefit Payment"). The Benefit Payment is equal to 7% of the initial Benefit Amount. If you do not take 7% one year, you may not take more than 7% the next year. The Benefit Payment can be divided up and taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.

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If you Surrender more than the Benefit Payment out of your Contract in any one year we will recalculate the Benefit Amount. If you establish The Hartford's Principal First when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you establish the benefit at any time after purchase, we count one year as the time between the date we added the option to your Contract and your next Contract Anniversary, which could be less than a year. Anytime we re-calculate your Benefit Amount or your Benefit Payment we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.

IF, IN ONE YEAR, YOUR SURRENDERS TOTAL MORE THAN YOUR BENEFIT PAYMENT OUT OF YOUR CONTRACT WE WILL RE-CALCULATE YOUR BENEFIT AMOUNT AND YOUR BENEFIT PAYMENT MAY BE LOWER IN THE FUTURE. We recalculate your Benefit Amount by comparing the results of two calculations. First we deduct the amount of the last Surrender from your Contract Value ("New Contract Value") and then we deduct the amount of the last Surrender from the Benefit Amount ("New Benefit Amount"). Then we compare those results:

- If the New Contract Value is more than or equal to the New Benefit Amount, and more than or equal to the Premium Payments invested in the Contract before the Surrender, the Benefit Payment is unchanged.

- If the New Contract Value is more than or equal to the New Benefit Amount, but less than the Premium Payments invested in the Contract before the Surrender, we have to recalculate your Benefit Payment. Your Benefit Payment becomes 7% of the greater of your New Contract Value and New Benefit Amount.

- If the New Contract Value is less than the New Benefit Amount, we have to recalculate your Benefit Payment. We recalculate the Benefit Payment by comparing the "old" Benefit Payment to 7% of the New Benefit Amount and your Benefit Payment becomes the lower of those two values. Your New Benefit Amount is then equal to the New Contract Value.

If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.

Any time you make subsequent Premium Payments to your Contract, we also re-calculate your Benefit Amount and your Benefit Payments. Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment. When you make a subsequent Premium Payment, your Benefit Payments will increase by 7% of the amount of the subsequent Premium Payment.

If you change the ownership or assign this Contract to someone other than your spouse anytime after one year of electing The Hartford's Principal First, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future.

The Benefit Amount will be recalculated to equal the lesser of:

- The Benefit Amount immediately prior to the ownership change or assignment, or

-   The Contract Value at the time of the ownership change or assignment.

Any additional Premium Payments made to your Contract will cause the Benefit Amount to be increased on a dollar-for-dollar basis. The Benefit Payment will equal the prior Benefit Payment plus 5% or 7% of the additional Premium Payment for The Hartford's Principal First Preferred and The Hartford's Principal First, respectively.

Any time after the 5th year The Hartford's Principal First has been in effect, you may elect to "step-up" the benefit. If you choose to "step-up" the benefit, your Benefit Amount is re-calculated to equal your total Contract Value. Your Benefit Payment then becomes 7% of the new Benefit Amount, and will never be less than your existing Benefit Payment. You cannot elect to "step-up" if your current Benefit Amount is higher than your Contract Value. Any time after the 5th year the "step-up" benefit has been in place, you may choose to "step-up" the benefit again. Contract Owners who become owners by virtue of the Spousal Contract Continuation provision of the Contract can "step-up" without waiting for the 5th year their Contract has been in force.

We currently allow you to "step-up" on any day after the 5th year the benefit has been in effect, however, in the future we may only allow a "step-up" to occur on your Contract Anniversary. At the time you elect to "step-up," we may be charging more for The Hartford's Principal First. Regardless of when you bought your Contract, upon "step-up" we will charge you the current charge. Before you decide to "step-up," you should request a current prospectus which will describe the current charge for this Benefit. This rider protects your investment by guaranteeing Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted. You may also elect "step-ups that reset your Benefit Amount to the then prevailing Contract Value.

You or your Spouse (if Spousal Contract continuation has been chosen) may elect to step-up your Benefit Amount following the 5th Contract Year that you added this rider to your Contract and again on each fifth anniversary from the last time you elected to step-up your Benefit Amount (or upon Spousal Contract continuation, whichever is earlier). These dates are called "election dates" in this section. Your Benefit Amount will then become the Contract Value as of the close of business on the Valuation Date that you properly made this election. Each time that you exercise step-up rights, your Benefit Payment will be reset to 7% of the new Benefit Amount, but will never be less than your then existing Benefit Payment. You must follow certain requirements to make this election:

- We will accept requests for a step-up in writing, verbally or electronically, if available.

- Written elections must be submitted using the forms we provide. For telephonic and Internet elections, if available,

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  you must authenticate your identity and acknowledge your understanding of the implications of making this election. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.

- We will not accept any written election request received more than 30 days prior to an election date.

- We will not accept any Internet (if available) or telephone election requests received prior to the election date. You may not post-date your election.

- If an election form is received in good order within the 30 days prior to an election date, the "step up" will automatically occur on the rider anniversary (or if the rider anniversary in a Non-Valuation Day then the next following Valuation Day). If an election form is received in good order on or after an election date, the "step up" will occur as of the close of business on the Valuation Day that the request is received by us at our Administrative Office. We reserve the right to require you to elect step-ups only on Contract Anniversaries.

- We will not honor any election request if your Contract Value is less than your Benefit Amount effective as of the step-up effective date.

- Your election is irrevocable. This means that if your Contract Value increases after your step-up, you can not ask us to reset your Benefit Amount again until your next election date. The fee for this rider may also change when you make this election and will remain in effect until your next election if any.

Each Surrender you make as a Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount.

You can Surrender your Contract any time, even if you have The Hartford's Principal First, however, you will receive your Contract Value at the time you request the Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount you would have received under The Hartford's Principal First. If you still have a Benefit Amount after you Surrender all of your Contract Value or your Contract Value is reduced to zero, you will still receive a Benefit Payment through an Annuity Payout option called The Hartford's Principal First Payout Option until your Benefit Amount is depleted. While you are receiving payments, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining payments.

If you elect The Hartford's Principal First and later decide to annuitize your Contract, you may choose another Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Annuity Payout Option, called The Hartford's Principal First Payout Option, Hartford will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options.

If you, the joint Contract Owner or Annuitant die before you receive all the Benefit Payments guaranteed by Hartford, the Beneficiary may elect to take the remaining Benefit Payments or any of the death benefit options offered in your Contract.

Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on an annual basis, usually beginning after age 70 1/2. These withdrawals are called Required Minimum Distributions. A Required Minimum Distribution may exceed your Benefit Payment, causing a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future. For qualified Contracts, The Hartford's Principal First cannot be elected if the Contract Owner or Annuitant is age 81 or older.

For examples on how The Hartford's Principal First is calculated, please see "Appendix III."

DEATH BENEFIT

WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

Unless the Beneficiary provides us with instructions to reallocate the Death Benefit among the Accounts, the Death Benefit is the amount we will pay if the Contract Owner, joint Contract Owner or the Annuitant dies before we begin to make annuity Payouts. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us.

The calculated Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions until we receive complete written settlement instructions from the Beneficiary. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary's portion of the proceeds.

If death occurs before the Annuity Commencement Date, the Death Benefit is the greatest of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders; or

- The Contract Value of your Contract minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit; or

- The Maximum Anniversary Value, which is described below, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit.

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The Maximum Anniversary Value is based on a series of calculations on Contract
Anniversaries of Contract Values, Premium Payments, Payment Enhancements and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier.

If you purchase your Contract on or after May 1, 2002, the Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

- Your Anniversary Value is increased by the dollar amount of any Premium Payments and Payment Enhancements made since the Contract Anniversary; and

- Your Anniversary Value is reduced proportionally for any partial Surrenders. We calculate the proportion based on the amount of any partial Surrenders since the Contract Anniversary divided by your Contract Value at the time of Surrender.

If you purchase your Contract before May 1, 2002, the Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

- Your Anniversary Value is increased by the dollar amount of any Premium Payments and Payment Enhancements made since the Contract Anniversary; and

- Your Anniversary Value is reduced by the dollar amount of any partial Surrenders since the Contract Anniversary.

The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

OPTIONAL DEATH BENEFIT

You may also elect the Optional Death Benefit for an additional charge. The Optional Death Benefit adds the Interest Accumulation Value to the Death Benefit calculation.

The Interest Accumulation Value will be:

- Your Contract Value on the date we add the Optional Death Benefit to your Contract;

- Minus any Payment Enhancements credited on or before we add the Optional Death Benefit;

- Plus any Premium Payments made after the Optional Death Benefit is added, but not including any Payment Enhancements credited;

-   Minus any partial Surrenders after the Optional Death Benefit is added;

-   Compounded daily at an annual interest rate of 5%.

If you have taken any partial Surrenders, the Interest Accumulation Value will be adjusted to reduce the Optional Death Benefit proportionally for any partial Surrenders.

On or after the deceased's 81st birthday or date of death, the Interest Accumulation Value will not continue to compound, but will be adjusted to add any Premium Payments and Payment Enhancements or subtract any partial Surrenders.

The Optional Death Benefit is limited to a maximum of 200% of Contract Value on the date the Optional Death Benefit was added to your Contract plus Premium Payments not previously withdrawn made after the Optional Death Benefit was added to your Contract. We subtract any Payment Enhancements and proportional adjustments for any partial Surrenders. For examples on how the Optional Death Benefit is calculated see "Appendix II."

The Optional Death Benefit may not be available if the Contract Owner or Annuitant is age 76 or older. The Optional Death Benefit is not available in Washington or New York,. Once you elect the Optional Death Benefit, you cannot cancel it.

EARNINGS PROTECTION BENEFIT

You may also elect the Earnings Protection Benefit at an additional charge. The Earnings Protection Benefit may not currently be available in your state and is not available in Washington or New York,. You cannot elect the Earnings Protection Benefit if you or your Annuitant is age 76 or older. Once you elect the Earnings Protection Benefit, you cannot cancel it. If you elect the Earnings Protection Benefit in Pennsylvania, you may cancel it within 10 days after you receive it.

If you and your Annuitant are age 69 or under on the date the Earnings Protection Benefit is added to your Contract, the Earnings Protection Benefit is the greatest of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders; or

- The Maximum Anniversary Value, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, or

- Your Contract Value on the date we receive a death certificate or other legal document acceptable to us, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, plus 40% of the Contract gain since the date the Earnings Protection Benefit was added to your Contract.

We determine any Contract gain by comparing your Contract Value on the date you added the Earnings Protection Benefit to your Contract to your Contract Value on the date we calculate the Death Benefit. We deduct any Premium Payments made and any Payment Enhancements credited, and add any adjustments for partial Surrenders made during that time.

We make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender.

Your Contract gain is limited to or "capped" at a maximum of 200% of Contract Value on the date the Earnings Protection Benefit was added to your Contract plus Premium Payments not previously withdrawn made after the Earnings Protection Benefit was added to your Contract, excluding any Premium Payments made in the 12 months before the date of death. We subtract any Payment Enhancements and any adjustments for partial Surrenders.

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Hartford takes 40% of either the Contract gain or the capped amount and adds it back to your Contract Value to complete the Death Benefit calculation. If you or your Annuitant are age 70 through 75, we add 25% of the Contract gain or capped amount back to Contract Value to complete the Death Benefit calculation. The percentage used for the Death Benefit calculation is determined by the oldest age of you and your Annuitant at the time the Earnings Protection Benefit is added to your Contract.

FOR EXAMPLE: Assuming that:

- The Contract Value on the date we received proof of death, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, plus 40% of the Contract gain was the greatest of the three death benefit calculations,

- You elected the Earnings Protection Benefit when you purchased your Contract,

-   You made a single Premium Payment of $100,000,

- You received a Payment Enhancement of $4,000 more than 12 months before the date we calculate the Death Benefit,

-   You took no partial Surrenders,

-   The Contract Value on the date we receive proof of death was $400,000.

Hartford would calculate the Contract gain as follows:

-   Contract Value on the date we receive proof of death ($400,000),

- minus the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

-   minus any Premium Payments ($0)

- minus any Payment Enhancements credited on or before the date the Earnings Protection Benefit was added to your Contract ($4,000).

The Contract gain is $300,000.

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

-   plus Premium Payments made since that date ($0),

-   minus Premium Payments made in the 12 months prior to death ($0),

-   minus Payment Enhancements ($4,000).

Which equals $100,000. The cap is 200% of $100,000 which is $200,000.

In this situation the cap applies, so Hartford takes 40% of $200,000 or $80,000 and adds that to the Contract Value on the date we receive proof of death and the total Earnings Protection Benefit is $480,000.

Before you purchase the Earnings Protection Benefit, you should also consider the following:

- If your Contract has no gain when Hartford calculates the Death Benefit, Hartford will not pay an Earnings Protection Benefit.

- Partial Surrenders can reduce or eliminate your Contract gain. So if you plan to make partial Surrenders, there may be no Earnings Protection Benefit.

- If you transfer ownership of your Contract, or your spouse continues your Contract after your death, and the new Contract Owner would have been ineligible for the Earnings Protection Benefit when it was added to your Contract, the Earnings Protection Benefit charge will continue to be deducted even though no Earnings Protection Benefit will be payable.

ADDITIONAL INFORMATION ABOUT THE DEATH BENEFITS

WAIVER OF CONTRACTUAL PROVISIONS AFFECTING THE CALCULATION OF THE DEATH BENEFIT -- According to your Contract's Death Benefit provisions, when we calculate the Death Benefit we deduct any Payment Enhancements that we credit to your Contract within 12 months of death. However, Hartford has agreed to waive this deduction for as long as you own this Contract. When we calculate your Death Benefit we will not deduct any Payment Enhancements that we credit to your Contract within 12 months of death.

For more information on how these optional benefits may affect your taxes, please see the section entitled, "Federal Tax Considerations," under the sub-section entitled "Taxation of Annuities -- General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans."

The total death benefits payable as a result of the death of any one person under one or more deferred variable annuities issued by Hartford or its affiliates after May 1, 2002, and aggregate Premium Payments total $5 million or more, cannot exceed the greater of:

-   The aggregate Premium Payments minus any Surrenders;

-   The aggregate Contract Value plus $1 million.

However, if you add Premium Payments to any of your Contracts such that aggregate Premium Payments total to $5 million or more, the aggregate death benefit will be the greater of the maximum death benefit above or:

-   The aggregate Contract Value; plus

- The aggregate death benefits in excess of the aggregate Contract Values at the time you added the Premium Payments to your Contracts.

Any reduction in death benefits to multiple variable annuity contracts will be in proportion to the Contract Value of each contract at the time of reduction.

HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless

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the Contract Owner has designated the manner in which the Beneficiary will receive the Death Benefit. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.

If your Beneficiary elects to receive the Death Benefit amount as a lump sum payment, we may transfer that amount to our General Account and issue the Beneficiary a draftbook. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. For Federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit invested amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. If the Beneficiary resides or the Contract was purchased in a state that imposes restrictions on this method of lump sum payment, we may issue a check to the Beneficiary.

The Beneficiary may elect under the Annuity Proceeds Settlement Option "Death Benefit Remaining with the Company" to leave proceeds from the Death Benefit with us for up to five years from the date of death if the death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders without paying Contingent Deferred Sales Charges.

The Beneficiary of a non-qualified Contract or IRA may also elect the "Single Life Expectancy Only" option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.

REQUIRED DISTRIBUTIONS -- If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.

If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.

If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

WHAT SHOULD THE BENEFICIARY CONSIDER?

ALTERNATIVES TO THE REQUIRED DISTRIBUTIONS -- The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are NOT met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

SPOUSAL CONTRACT CONTINUATION -- If the Contract Owner dies and a Beneficiary is the Contract Owner's spouse, that portion of the Contract for which the spouse is considered the Beneficiary will continue with the spouse as Contract Owner, unless the spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payout Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract Continuation will only apply one time for each Contract.

Hartford will not recapture Payment Enhancements if your spouse continues the Contract and the Contract Value is greater than the Death Benefit at the time we calculate the Death Benefit.

If your spouse continues any portion of the Contract as Contract Owner and elects the Earnings Protection Benefit, Hartford will use the date the Contract is continued with your spouse as Contract Owner as the date the Earnings Protection Benefit was added to the Contract. The percentage used for the Earnings Protection Benefit will be determined by the oldest age of any remaining joint Contract Owner or Annuitant at the time the Contract is continued.

WHO WILL RECEIVE THE DEATH BENEFIT?

The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.

If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Contract Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.

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IF DEATH OCCURS BEFORE THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .                AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving joint       The Annuitant is living or       Joint Contract Owner receives
                                 Contract Owner                   deceased                         the Death Benefit.
Contract Owner                   There is no surviving joint      The Annuitant is living or       Designated Beneficiary receives
                                 Contract Owner                   deceased                         the Death Benefit.
Contract Owner                   There is no surviving joint      The Annuitant is living or       Contract Owner's estate
                                 Contract Owner and the           deceased                         receives the Death Benefit.
                                 Beneficiary predeceases the
                                 Contract Owner
Annuitant                        The Contract Owner is living     There is no named Contingent     The Contract Owner becomes the
                                                                  Annuitant                        Contingent Annuitant and the
                                                                                                   Contract continues. The
                                                                                                   Contract Owner may waive this
                                                                                                   presumption and receive the
                                                                                                   Death Benefit.
Annuitant                        The Contract Owner is living     The Contingent Annuitant is      Contingent Annuitant becomes
                                                                  living                           the Annuitant, and the Contract
                                                                                                   continues.

IF DEATH OCCURS ON OR AFTER THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .                             AND . . .                               THEN THE . . .
Contract Owner                            The Annuitant is living                   Designated Beneficiary becomes the
                                                                                    Contract Owner.
Annuitant                                 The Contract Owner is living              Contract Owner receives a payout at
                                                                                    death, if any.
Annuitant                                 The Annuitant is also the Contract Owner  Designated Beneficiary receives a payout at death, if any.

THESE ARE THE MOST COMMON DEATH BENEFIT SCENARIOS, HOWEVER, THERE ARE OTHERS. SOME OF THE ANNUITY PAYOUT OPTIONS MAY NOT RESULT IN A PAYOUT AT DEATH. FOR MORE INFORMATION ON ANNUITY PAYOUT OPTIONS THAT MAY NOT RESULT IN A PAYOUT AT DEATH PLEASE SEE THE SECTION ENTITLED "ANNUITY PAYOUTS." IF YOU HAVE QUESTIONS ABOUT THESE AND ANY OTHER SCENARIOS, PLEASE CONTACT YOUR REGISTERED REPRESENTATIVE OR US.

SURRENDERS

WHAT KINDS OF SURRENDERS ARE AVAILABLE?

FULL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be paid in a lump sum. The Surrender Value is the Contract Value minus any applicable Premium Taxes, Contingent Deferred Sales Charges and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.

PARTIAL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. We will deduct any applicable Contingent Deferred Sales Charge. You can ask us to deduct the Contingent Deferred Sales Charge from the amount you are Surrendering or from your remaining Contract Value. If we deduct the Contingent Deferred Sales Charge from your remaining Contract Value, that amount will also be subject to Contingent Deferred Sales Charge.

There are two restrictions on partial Surrenders before the Annuity Commencement
Date:

- The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

- The Contract must have a minimum Contract Value of $500 after the Surrender. The minimum Contract Value in New York must be $1,000 after the Surrender. We will close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender. The minimum Contract Value in Texas must be $1,000 after the Surrender with no Premium Payments made during the prior two Contract Years.

FULL SURRENDERS AFTER THE ANNUITY COMMENCEMENT DATE -- You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payments for a Period Certain variable dollar amount Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable Contingent Deferred Sales Charges. The Commuted Value is determined on the day we receive your written request for Surrender.

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PARTIAL SURRENDERS AFTER THE ANNUITY COMMENCEMENT DATE -- Partial Surrenders are
permitted after the Annuity Commencement Date if you select the Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Option. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the "Period Certain" for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.

To qualify for partial Surrenders under these Annuity Payout Options you must elect a variable dollar amount Annuity Payout and you must make the Surrender request during the Period Certain.

Hartford will deduct any applicable Contingent Deferred Sales Charges.

If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, Hartford will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, Hartford will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.

Please check with your tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.

HOW DO I REQUEST A SURRENDER?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.

WRITTEN REQUESTS -- To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

-   your tax withholding amount or percentage, if any, and

-   your mailing address.

If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.

TELEPHONE REQUESTS -- To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program, or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders. Please call us with any questions.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.

COMPLETING A POWER OF ATTORNEY FORM FOR ANOTHER PERSON TO ACT ON YOUR BEHALF MAY PREVENT YOU FROM MAKING SURRENDERS VIA TELEPHONE.

WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Surrenders:

PRIOR TO AGE 59 1/2 -- If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

WE DO NOT MONITOR SURRENDER REQUESTS. TO DETERMINE WHETHER A SURRENDER IS PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY, PLEASE CONSULT YOUR PERSONAL TAX ADVISER.

MORE THAN ONE CONTRACT ISSUED IN THE SAME CALENDAR YEAR -- If you own more than one Contract issued by us or our affiliates in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.

INTERNAL REVENUE CODE SECTION 403(b) ANNUITIES -- As of December 31, 1988, all
section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2 ). Distributions prior to age 59 1/2 due to financial hardship, unemployment or retirement may still be subject to a federal income tax penalty of 10%.

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WE ENCOURAGE YOU TO CONSULT WITH YOUR QUALIFIED TAX ADVISER BEFORE MAKING ANY
SURRENDERS. PLEASE SEE THE "FEDERAL TAX CONSIDERATIONS" SECTION FOR MORE INFORMATION.

ANNUITY PAYOUTS

THIS SECTION DESCRIBES WHAT HAPPENS WHEN WE BEGIN TO MAKE REGULAR ANNUITY PAYOUTS FROM YOUR CONTRACT. YOU, AS THE CONTRACT OWNER, SHOULD ANSWER FIVE
QUESTIONS:

-   When do you want Annuity Payouts to begin?

-   Which Annuity Payout Option do you want to use?

-   How often do you want to receive Annuity Payouts?

-   What is the Assumed Investment Return?

-   Do you want fixed dollar amount or variable dollar amount Annuity Payouts?

Please check with your Registered Representative to select the Annuity Payout Option that best meets your income needs.

1. WHEN DO YOU WANT ANNUITY PAYOUTS TO BEGIN?

You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. If the annuity reaches the maximum Annuity Commencement Date, which is the later of the 10th Contract Anniversary or the date the annuitant reaches age 90 (or 92 in certain states), the Contract will automatically be annuitized unless we and the Owner(s) agree to extend the Annuity Commencement Date, which approval may be withheld or delayed for any reason. In Maryland, Massachusetts, Oregon and Alabama, the Annuity Commencement Date cannot be deferred beyond the Annuitant's 90th birthday or the end of the 12th Contract Year. If you purchase your Contract in New York, you must begin Annuity Payouts before your Annuitant's 91st birthday. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.

The Annuity Calculation date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date. Except for Contracts purchased in New York, we will deduct any Payment Enhancements credited in the 24 months before the Annuity Calculation Date from your Contract Value when we determine the amount available for Annuity Payouts.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with more than 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

2. WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?

Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. The Hartford's Principal First Payout Option is available only to Contract Holders who elect The Hartford's Principal First rider. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.

LIFE ANNUITY

We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

LIFE ANNUITY WITH A CASH REFUND

We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value on the Annuity Calculation Date minus any Premium Tax and the Annuity Payouts already made. This option is only available for variable dollar amount Annuity Payouts using the 5% Assumed Investment Return or fixed dollar amount Annuity Payouts.

LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select with a minimum of 10 years. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

JOINT AND LAST SURVIVOR LIFE ANNUITY

We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

-   Remain the same at 100%, or

-   Decrease to 66.67%, or

-   Decrease to 50%.

For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

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JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 10 years and 100 years minus your younger Annuitant's age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

-   Remain the same at 100%, or

-   Decrease to 66.67%, or

-   Decrease to 50%.

For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

PAYMENT FOR A PERIOD CERTAIN

We agree to make Annuity Payouts for a specified time. You can select any number of years between 10 years and 100 years minus the Annuitant's age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the commuted value in one sum.

THE HARTFORD'S PRINCIPAL FIRST PAYOUT OPTION

If you elect The Hartford's Principal First and later decide to annuitize your Contract, you may choose another Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Fixed Annuity Payout Option, called The Hartford's Principal First Payout Option, Hartford will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount.

IMPORTANT INFORMATION:

- YOU CANNOT SURRENDER YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN, UNLESS YOU HAVE SELECTED LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, OR PAYMENTS FOR A PERIOD CERTAIN VARIABLE DOLLAR AMOUNT ANNUITY PAYOUT OPTION. A CONTINGENT DEFERRED SALES CHARGE MAY BE DEDUCTED.

- For qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

- AUTOMATIC ANNUITY PAYOUTS -- If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.

3.    HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

-   monthly,

-   quarterly,

-   semi-annually, or

-   annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50. For Contracts issued in New York, the minimum monthly Annuity Payout is $20.

4. WHAT IS THE ASSUMED INVESTMENT RETURN?

The Assumed Investment Return ("AIR") is the investment return you select before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds.

Subject to the approval of your State, you can select one of three AIRs: 3%, 5% or 6%. The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.

For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then

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the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.

Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of variation depends on the AIR you select.

5. DO YOU WANT ANNUITY PAYOUTS TO BE FIXED DOLLAR AMOUNT OR VARIABLE DOLLAR AMOUNT?

You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs.

FIXED DOLLAR AMOUNT ANNUITY PAYOUTS -- Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed dollar amount Annuity Payout Option tables in your Contract.

VARIABLE DOLLAR AMOUNT ANNUITY PAYOUTS -- Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:

-   the Annuity Payout Option chosen,

-   the Annuitant's attained age and gender (if applicable),

- the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table, and

-   the Assumed Investment Return.

The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by Annuity Unit Value of each Sub-Account.

The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout. The Annuity Unit Factor for a 3% AIR is 0.999919%. The Annuity Unit Factor for a 5% AIR is 0.999866%. The Annuity Unit Factor for a 6% AIR is 0.999840%.

COMBINATION ANNUITY PAYOUT -- You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs.

TRANSFER OF ANNUITY UNITS -- After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account transfer restrictions please see the sub-section entitled "Can I transfer from one Sub-Account to another?" under the section entitled "The Contract."

OTHER PROGRAMS AVAILABLE

We may discontinue, modify or amend any of these Programs or any other programs we establish. Any change other than termination of a program will not affect Contract Owners currently enrolled in the Program. There is no additional charge for these programs. If you are enrolled in any of these programs while a fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us; your Contract Value invested in such underlying Fund will be transferred automatically to the designated surviving Fund in the case of mergers and any available Money Market Fund in the case of Fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving Fund or a Money Market Fund for any continued and future investments.

INVESTEASE PROGRAM -- InvestEase is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract excluding the DCA Plus Programs.

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AUTOMATIC INCOME PROGRAM -- The Automatic Income Program allows you to Surrender up to 10% of your total Premium Payments each Contract Year. We can Surrender from the Accounts you select systematically on a monthly, quarterly, semi-annual, or annual basis. The minimum amount of each Surrender is $100. The Automatic Income Program may change based on your instructions after your seventh Contract Year. Amounts taken under this Program will count towards the Annual Withdrawal Amount, and if received prior to age 59 1/2, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment.

ASSET ALLOCATION PROGRAM -- Asset Allocation is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. The Contract offers static model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor -- ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Contract's allocation percentages to change, but under the Asset Allocation Program, your Sub-Account allocations are rebalanced to the percentages in the current model you have chosen. You can transfer freely between allocation models up to twelve times per year. You can only participate in one model at a time.

ASSET REBALANCING -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can transfer freely between models up to twelve times per year. You can only participate in one asset rebalancing model at a time.

DOLLAR COST AVERAGING PROGRAMS -- We currently offer two different types of Dollar Cost Averaging Programs in addition to the DCA Plus Program. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from the Fixed Accumulation Feature or any Sub-Account into a different Sub-Account. The Earnings/Interest DCA Program allows you to regularly transfer the interest from the Fixed Accumulation Feature or the earnings from a Sub-Account into a different Sub-Account. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins 15 days after the Contract Anniversary the month after you enroll in the Program. The Earnings/Interest DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/ Interest DCA Program will begin one month plus two business days after your enrollment. Dollar Cost Averaging Programs do not guarantee a profit or protect against investment losses.

On June 29, 2001, Hartford MidCap HLS Fund Sub-Account closed to new and subsequent Premium Payments and transfers of Contract Value. However, you are allowed to continue any Dollar Cost Averaging Program, InvestEase Program, Asset Rebalancing Program, or Automatic Income Program into the Hartford MidCap HLS Fund Sub-Account if you enrolled on or before June 29, 2001.

OTHER PROGRAM CONSIDERATIONS

- You may terminate your enrollment in any Program (other than Dollar Cost Averaging Programs) at any time.

- We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:

       - any Fund is merged or substituted into another Fund -- then your allocations will be directed to the surviving Fund;

       - any Fund is liquidated -- then your allocations will be directed to any available money market Fund; or

       - any Fund closes to new investments -- then your allocations to that Fund will be pro-rated among remaining available Funds.

     You may always provide us with updated instructions following any of these events.

- Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

- If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.

-   These Programs may be adversely affected by Fund trading policies.

OTHER INFORMATION

ASSIGNMENT -- A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract.

A qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law.

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CONTRACT MODIFICATION -- The Annuitant may not be changed. However, if the
Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.

HOW CONTRACTS ARE SOLD -- We have entered into a distribution agreement with our affiliate Hartford Securities Distribution Company, Inc. ("HSD") under which HSD serves as the principal underwriter for the Contracts, which are offered on a continuous basis. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the NASD. The principal business address of HSD is the same as ours. PLANCO Financial Services, LLC, a subsidiary of Hartford Life Insurance Company, provides marketing support for us. Woodbury Financial Services, Inc. is another affiliated broker-dealer that sells this Contract.

HSD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions ("Financial Intermediaries") for the sale of the Contracts. We pay compensation to HSD for sales of the Contracts by Financial Intermediaries. HSD, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2006. Contracts will be sold by individuals who have been appointed by us as insurance agents and who are registered representatives of Financial Intermediaries ("Registered Representatives").

The Core (the version of this Contract that we call "Core" has no specific marketing name) and Edge Contracts may be sold directly to the following individuals free of any sales commission: (1) current or retired officers, directors, trustees and employees (and their families) of our ultimate corporate parent and affiliates; and (2) employees and Registered Representatives (and their families) of Financial Intermediaries. If applicable, we will credit the Contract with a one-time only credit of 5.0% of the initial Premium Payment. This additional percentage of Premium Payment in no way affects current or future charges, rights, benefits or account values of other Contract Owners.

We list below types of arrangements that help to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affect each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.

Financial Intermediaries receive commissions (described below under "Commissions"). Certain selected Financial Intermediaries also receive additional compensation (described below under "Additional Payments"). All or a portion of the payments we make to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediary's internal compensation practices.

Affiliated broker-dealers also employ individuals called "wholesalers" in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.

COMMISSIONS

Upfront commissions paid to Financial Intermediaries generally range from 1% to up to 7% of each Premium Payment you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract Value. We pay different commissions based on the Contract variation that you buy. We may pay a lower commission for sales to people over age 80.

Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your Registered Representative's compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.

Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your Registered Representative's (or their Financial Intermediary's) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.

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ADDITIONAL PAYMENTS

Subject to NASD and Financial Intermediary rules, we (or our affiliates) also pay the following types of promotional fees to encourage the sale of this Contract. These additional payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others.

ADDITIONAL
PAYMENT TYPE                                                     WHAT IT'S USED FOR
-------------------------------------------------------------------------------------------------------------------------------
Access                Access to Registered Representatives and/or Financial Intermediaries such as one-on-one wholesaler visits.
Gifts &               Occasional meals and entertainment, tickets to sporting events and nominal gifts.
Entertainment
Marketing             Joint marketing campaigns and/or Financial Intermediary event advertising/ participation; sponsorship of
                      Financial Intermediary sales contests and/or promotions in which participants (including Registered
                      Representatives) receive prizes such as travel awards, merchandise and recognition.
Marketing Expense     Pay Fund-related parties for wholesaler support, training and marketing activities for certain Funds.
Allowances
Support               Sales support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary's websites; shareholder services
                      (including sub-accounting and the preparation of account statements and other communications), sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements.
Training              Educational, sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
Visibility            Inclusion of our products on a Financial Intermediary's "preferred list"; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting our products and services.
Volume                Pay for the overall volume of their sales or the amount of money investing in our products.

As of December 31, 2006, we have entered into arrangements to make Additional Payments (excluding Marketing Expense Allowances and Travel & Entertainment) to the following Financial Intermediaries for our entire suite of variable annuities:

A.G. Edwards & Sons, Inc., Advisory Group Equity Services Ltd, AIG Advisors Group, Inc., (Advantage Capital, AIG Financial Advisors, American General, FSC Securities Corporation, Royal Alliance Assoc., Inc. AIG SunAmerica), Allen & Co., of Florida, Inc., Amcore Investment Services, Inc., American Classic Securities, American General Securities Inc., American Independent Sec's Inc., Ameritas Investment Corp., Amsouth Bank, AMSouth Investment Services, Inc., Arvest Asset Management, Associated Financial Services, Inc. Associated Investment Services Inc., Associated Securities Corp., B.C. Ziegler and Company, Banc of America Investment Services Inc., Bancorpsouth Investment Services Inc., Bancwest Investment Services, Inc., Bank of America, Bank of New York, Bank of the West, BB&T Investment Services, Inc., BCG Securities, Inc., Berthel, Fisher & Company Financial Services Inc., BI Investments, LLC, BNY Investment Center of The Bank of New York Company, Inc., BOSC, Inc., Brecek & Young Advisors, Inc., Brookstone Securities, Inc., Brookstreet Securities, Cadaret, Grant & Co., Inc., Cambridge Investment Research, Inc., Cantella & Co., Inc., Capital Analyst Inc., Capital Investment Group, Inc., Carillon Investments, Inc., Centaurus Financial, Inc., Chase Investments Services, Corp., Citicorp Investment Services, Citigroup, Inc. (various divisions and affiliates), Colonial Brokerage, Inc., Comerica Securities, Commerce Brokerage Services, Inc., Commerce Capital Markets, Inc., Commonwealth Financial Network, Compass Brokerage, Inc., Countrywide Investment Services Inc., Crown Capital Securities, L.P., CUE, Cuna Brokerage Services, Inc., Cuso Financial Services, L.P., Davenport & Company LLC, DFC Investor Services, Dominion Investor Services, Inc., Duerr Financial Corporation, Eagle One Investments, LLC, Edward D. Jones & Co., L.P., Empire Securities Corporation, Equity Services, Inc., Essex National Securities, Inc., Ferris/Baker Watts, FFP Securities, Inc., Fifth Third Securities, Financial Planning Consultants, Fintegra LLC, First Allied Securities, Inc., First Citizens Investor Services, First Montauk Securities Corp., First Southeast Inv. Services, First St. Louis Securities, Inc., First Tennessee Bank, First Tennessee Brokerage, Inc., First Western Securities Inc., FNB Brokerage Services, Inc., FNIC F.I.D. Div., Forrester's Equity Services, Inc., Frost Brokerage Services, Inc., FSC Securities Corporation, Geneos Wealth Management, Inc., Girard Securities Inc., Grant Bettingen, Inc., Great American Advisors, Inc., Gunnallen Financial, Inc., H&R Block Financial Advs., Inc., H. Beck, Inc., H.D. Vest Investment Services (subsidiary of Wells Fargo & Company), Harbour Investments, Inc., Harold Dance Investments, Harvest Capital LLC, Hefren-Tillotson/Masterplan, Heim & Young Securities, Hornor, Townsend & Kent, Inc., HSBC Securities (USA) Inc., Huntington Investment Company, IBC Investments, IFMG Securities, Inc. at Rockland Trust, Independent Financial Group LLC, Infinex Financial Group, Infinex Investment, Inc., ING Advisors Network, (Financial Network Services (or Investment) Corp., ING Financial Partners, Multi-Financial Securities,

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Primevest Financial Services, Inc.), InterSecurities, Inc., Investacorp, Inc.
Investment Management Corp., Investment Professionals, Inc., Investors Capital Corp., Investors Security Co., Inc., IPI Investments, J.B. Hanauer & Co., J.J.B. Hilliard, W.L. Lyons, Inc., Janney Montgomery Scott, Inc., Jefferson Pilot Securities Corporation, Key Investment Services, KMS Financial Services, Inc., KNBT Securities, Inc., Kovack Securities, Inc., L.O. Thomas & Company LaSalle Financial Services, Inc., LaSalle Street Securities, Inc., Legacy Financial Services, Inc., Liberty Group, LLC, Lincoln Financial Advisors Corp. (marketing name for Lincoln National Corp.), Linsco/Private Ledger Corp., M&I Brokerage Services, Inc., M&T Securities, Inc., McDonald Investments Inc., Mercantile Brokerage Services Inc., Merrill Lynch Pierce Fenner & Smith, Milkie/Ferguson Investments, MML Investor Services, Inc., Money Concepts Capital Corp., Morgan Keegan & Company, Inc., Morgan Keegan FID Division, Morgan Stanley & Co., Inc. (various divisions and affiliates), Mutual Service Corporation, NatCity Investments, National Planning Holdings (Invest Financial Corp., Investment Centers of America, Inc., National Planning Corp., SII Investments, Inc.), NBC Securities, Inc., Nettworth Financial Group, Newbridge Securities Corp., NEXT Financial Group, Inc., NFP Securities, Inc., North Ridge Securities Corp., OFG Financial Services., Inc., Ohio Savings Securities, Inc., OneAmerica Securities Inc., Online Brokerage Services, Oppenheimer and Co., Inc., Pacific West Securities, Inc., Paulson Investment Company Inc., Pension Planners Securities, Inc., Peoples Securities, Inc., PFIC, Prime Capital Management, Prime Capital Services, Inc., Princor Financial Service Corp., ProEquities, Inc., Prospera Financial Services, Inc., QA3 Financial Corp., Questar Capital Corp, Raymond James & Associates, Inc., Raymond James FID Division, Raymond James Financial Services, RBC Dain FID Division, RBC Dain Rauscher Inc., Resource Horizons Group, LLC, Robert W. Baird & Co. Inc., Rogan, Rosenberg & Assoc., Inc., Royal Alliance Associates, Inc., Royal Securities Company, Ryan Beck & Co., Scott & Stringfellow, Inc., Securian Financial Services, Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corporation, Signator Investors Inc., Smith Barney, Sorrento Pacific, South Valley Wealth Management, Spectrum Capital, Inc., Sterne Agee & Leach, Inc., Stifel Nicolaus & Company, Incorporated, Summit Brokerage Services Inc., Summit Equities, Inc., Sun Trust Bank, SunAmerica Securities, Inc., SunTrust Investment Services, Inc., SunTrust Securities, Inc., Symetra Investment Services Inc., Synovus Securities, TFS Securities, Inc., The Huntington Investment Company, The Huntington Investment Plt, The Investment Center, Inc., Thurston, Springer, Miller, Herd & Titak, Inc., Tower Square Securities, Inc., Transamerica Financial Advisor, Triad Advisors, Inc., U.S. Bancorp Investments, Inc., U.S. Bancorp Piper Jaffray, UBOC Investment Services, Inc. (Union Bank of California, N.A.), UBS Financial Services, Inc., UMB Scout Brokerage Services, UnionBanc Investment Services, United Brokerage Services, Inc., United Global Securities, United Heritage Financial Services, US Bancorp FID, US Bancorp Investments, USAllianz Securities, Inc., Uvest Financial Services Group Inc., Vanderbilt Securities, LLC, Vision Investment Services, Inc., Vorpahl Wing Securities, VSR Financial Services, Inc., Wachovia Securities, LLC (various divisions), Wall Street Financial Group, Walnut Street Securities, Inc., Washington Mutual Financial, Waterstone Financial Group, Webster Investments, Weitzel Financial Services Inc., Wells Fargo Brokerage Services, L.L.C., WesBanco Securities, Inc., WM Financial Services, Inc., Woodbury Financial Services, Inc. (an affiliate of ours), Workman Securities Corp., World Equity Group Inc., WRP Investments, Inc., WWK Investments, Inc., XCU Capital Corporation, Inc.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Registered Representative is or should be included in any such listing.

As of December 31, 2006, we have entered into arrangements to pay Marketing Expense Allowances to the following Fund Companies (or affiliated parties) for our entire suite of variable annuities: AIM Advisors, Inc., AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investment Research and Management, Inc., American Variable Insurance Series & Capital Research and Management Company, Franklin Templeton Services, LLC, Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Putnam Retail Management Limited Partnership. Marketing Expense Allowances may vary based on the form of Contract sold and the age of the purchaser. We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify you whether any Financial Intermediary is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.

For the fiscal year ended December 31, 2006, Additional Payments did not in the aggregate exceed approximately $52.5 million (excluding corporate-sponsorship related perquisites, Marketing Expense Allowances and home office travel and entertainment expenses) or approximately 0.05% of average total individual variable annuity assets. Marketing Expense Allowances for this period did not exceed $14.7 million or approximately 0.25% of the Premium Payments invested in a particular Fund during this period. For the fiscal year ended December 31, 2006, total travel and entertainment expenses incurred by our wholesalers did not in the aggregate exceed approximately $5.7 million.

LEGAL MATTERS

The SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing. The Hartford continues to cooperate fully with the SEC and the New York Attorney General's Office in these matters. The funds are available for purchase by the

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Separate Accounts of different variable universal life insurance policies, variable annuity products, and funding agreements, and they are offered directly to certain qualified retirement plans. Although existing products contain transfer restrictions between Sub-Accounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against The Hartford with respect to certain owners of older variable annuity contracts, The Hartford's ability to restrict transfers by these owners has, until recently, been limited. The Hartford has executed an agreement with the parties to the previously settled litigation which, together with separate agreements between these Contract Owners and their broker, has resulted in the exchange or surrender of substantially all of the variable annuity contracts that were the subject of the previously settled litigation.

To date, the SEC's and New York Attorney General's Office's market timing investigations have not resulted in the initiation of any formal action against The Hartford. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in discussions with the SEC and the New York Attorney General's Office regarding the potential resolution of these investigations. The potential timing of any resolution of these matters or the initiation of any formal action by thethese regulators is difficult to predict. After giving effect to the settlement of the SEC's directed brokerage investigation, as of December 31, 2006, Hartford Life had a reserve of $83 million, pre-tax, for the market timing matters, none of which was attributed to HLIC. This reserve is an estimate; in view of the uncertainties regarding the outcome of these regulatory investigations, it is possible that the ultimate cost to Hartford Life of these matters could exceed the reserve by an amount that would have a material adverse effect on Hartford Life's consolidated results of operations or cash flows in a particular quarterly or annual period. It is reasonably possible that HLIC may ultimately be liable for all or a portion of the ultimate costs to Hartford Life.

On June 23, 2005, The Hartford received a subpoena from the New York Attorney General's Office requesting information relating to purchases of The Hartford's variable annuity products, or exchanges of other products for The Hartford's variable annuity products, by New York residents who were 65 or older at the time of the purchase or exchange. On August 25, 2005, The Hartford received an additional subpoena from the New York Attorney General's Office requesting information relating to purchases of or exchanges into The Hartford's variable annuity products by New York residents during the past five years where the purchase or exchange was funded using funds from a tax-qualified plan or where the variable annuity purchased or exchanged for was a Sub-Account of a tax-qualified plan or was subsequently put into a tax-qualified plan. The Hartford is cooperating fully with the New York Attorney General's Office in these matters.

On July 14, 2005, The Hartford received an additional subpoena from the Connecticut Attorney General's Office concerning The Hartford's structured settlement business. This subpoena requests information about The Hartford's sale of annuity products for structured settlements, and about the ways in which brokers are compensated in connection with the sale of these products. The Hartford is cooperating fully with the New York Attorney General's Office and the Connecticut Attorney General's Office in these matters.

The Hartford does not expect any of these actions to result in a material adverse effect on the Separate Accounts or on the HLS funds that serve as underlying investments for these accounts.

MORE INFORMATION

You may call your Registered Representative if you have any questions or write or call us at the address below:

The Hartford
Attn: U.S. Wealth Management
P.O. Box 5085
Hartford, Connecticut 06102-5085

Telephone:  1-800-862-6668 (Contract Owners)
            1-800-862-7155 (Registered Representatives)

FINANCIAL STATEMENTS

You can find financial statements of the Separate Account and Hartford in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.

FEDERAL TAX CONSIDERATIONS

A. INTRODUCTION

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Annuity Purchases by Nonresident Aliens and Foreign Corporations," regarding annuity purchases by non-U.S. Persons or residents.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained.

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                                                                          39

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We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, this discussion does not address many of the tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

B. TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of Hartford which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. Hartford is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Hartford is the owner of the assets from which the tax benefits are derived.

C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING CONTRACTS NOT HELD IN TAX-QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

    1.   NON-NATURAL PERSONS AS OWNERS

Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

- A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

- A contract acquired by the estate of a decedent by reason of such decedent's death,

- Certain contracts acquired with respect to tax-qualified retirement arrangements,

- Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

- A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "holder" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a "holder." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "holder." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.

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    2.   OTHER CONTRACT OWNERS (NATURAL PERSONS).

A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

        a.   DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract." It is unclear what value should be used in determining the "income on the contract." We believe that the current Contract Value (determined without regard to the surrender charges) generally is an appropriate measure. However, in some instances, the IRS could take the position that the value should be the current Contract Value (determined without regard to the surrender charges) increased by some measure of the value of certain future cash-value type benefits.

iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

vi. In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

        b.  DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

        c.   AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-

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free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

        d. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY PAYMENTS.

i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.  The 10% penalty tax will not apply to the following distributions:

        1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

        2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

        3.   Distributions attributable to a recipient's becoming disabled.

        4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's designated Beneficiary).

        5. Distributions made under certain annuities issued in connection with structured settlement agreements.

        6. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

        7. Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.

If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

        e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.

        f.   REQUIRED DISTRIBUTIONS

i.   Death of Contract Owner or Primary Annuitant

      Subject to the alternative election or spouse beneficiary provisions in ii or iii below:

        1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

        2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

        3. If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.  Alternative Election to Satisfy Distribution Requirements

      If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a

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      designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner's death.

iii.  Spouse Beneficiary

      If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this Contract.

        g.   ADDITION OF RIDER OR MATERIAL CHANGE.

The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

        h.  PARTIAL EXCHANGES.

The IRS in Rev. Rul. 2003-76 has confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). However, Rev. Rul. 2003-76 also refers to caveats and additional guidance in the companion Notice 2003-51, which discusses cases in which a partial exchange is followed by a surrender, withdrawal or other distribution from either the old contract or the new contract. Notice 2003-51 specifically indicates that the IRS is considering
(1) under what circumstances it should treat a partial exchange followed by such a distribution within 24 months as presumptively for "tax avoidance" purposes (e.g., to avoid the income-out-first rules on amounts received under Code
Section 72) and (2) what circumstances it should treat as rebutting such a presumption (e.g., death, disability, reaching age 59 1/2, divorce or loss of employment). Accordingly, we advise you to consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange.

    3.   DIVERSIFICATION REQUIREMENTS.

The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

-   no more than 70% is represented by any two investments,

-   no more than 80% is represented by any three investments and

-   no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.

    4.   TAX OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Code Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular subaccounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

For instance, the IRS in Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, reiterated its position in prior rulings that, where shares in a fund offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such shares can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such shares should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such shares directly (without going through the variable contract). None of

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the shares or other interests in the fund choices offered in our Separate
Account for your Contract are available for purchase except through an insurer's variable contracts or by other permitted entities.

The IRS in Rev. Rul. 2003-91 also indicated that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the underlying fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

D. FEDERAL INCOME TAX WITHHOLDING

The portion of an amount received under a Contract that is taxable gross income to the payee is also subject to federal income tax withholding, pursuant to Code
Section 3405, which requires the following:

        1. Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

        2. Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary "election out" forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally, no "election out" is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any "election out" (or any amount of tax actually withheld) on an amount received from a Contract, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.

E. GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and mandatory withholding on U.S. source taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to us. If withholding applies, we are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.

G. ESTATE, GIFT AND GENERATION-SKIPPING TAX AND RELATED TAX CONSIDERATIONS

Any amount payable upon a Contract Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner's estate for federal estate tax purposes. Similarly, prior to the Contract Owner's death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-spouse beneficiary who either is (1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendent) of a Contract Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or
Section 1015(d). In addition, as indicated above in "Distributions Prior to the Annuity Commencement Date," the transfer of a Contract for less than adequate consideration during the Contract Owner's lifetime generally is treated as producing an amount received by such Contract

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Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner's gross income, this same income amount could produce a corresponding increase in such Contract Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code
Section 72(e)(4)(C)(iii) and Section 1015.

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TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION
  Safekeeping of Assets
  Experts
  Non-Participating
  Misstatement of Age or Sex
  Principal Underwriter
PERFORMANCE RELATED INFORMATION
  Total Return for all Sub-Accounts
  Yield for Sub-Accounts
  Money Market Sub-Accounts
  Additional Materials
  Performance Comparisons
ACCUMULATION UNIT VALUES
FINANCIAL STATEMENTS

                                                                     APP I-1

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APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts, accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider whether the Contract is a suitable investment if you are investing through a Qualified Plan.

THE FOLLOWING IS ONLY A GENERAL DISCUSSION ABOUT TYPES OF QUALIFIED PLANS FOR WHICH THE CONTRACTS MAY BE AVAILABLE. WE ARE NOT THE PLAN ADMINISTRATOR FOR ANY QUALIFIED PLAN. THE PLAN ADMINISTRATOR OR CUSTODIAN, WHICHEVER IS APPLICABLE, (BUT NOT US) IS RESPONSIBLE FOR ALL PLAN ADMINISTRATIVE DUTIES INCLUDING, BUT NOT LIMITED TO, NOTIFICATION OF DISTRIBUTION OPTIONS, DISBURSEMENT OF PLAN BENEFITS, HANDLING ANY PROCESSING AND ADMINISTRATION OF QUALIFIED PLAN LOANS, COMPLIANCE REGULATORY REQUIREMENTS AND FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS FROM THE PLAN TO PLAN PARTICIPANTS AND, IF APPLICABLE, BENEFICIARIES OF PLAN PARTICIPANTS AND IRA CONTRIBUTIONS FROM PLAN PARTICIPANTS. OUR ADMINISTRATIVE DUTIES ARE LIMITED TO ADMINISTRATION OF THE CONTRACT AND ANY DISBURSEMENTS OF ANY CONTRACT BENEFITS TO THE OWNER, ANNUITANT OR BENEFICIARY OF THE CONTRACT, AS APPLICABLE. OUR TAX REPORTING RESPONSIBILITY IS LIMITED TO FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS TO THE APPLICABLE PAYEE AND IRA CONTRIBUTIONS FROM THE OWNER OF A CONTRACT, AS RECORDED ON OUR BOOKS AND RECORDS. IF YOU ARE PURCHASING A QUALIFIED CONTRACT, YOU SHOULD CONSULT WITH YOUR PLAN ADMINISTRATOR AND/OR A QUALIFIED TAX ADVISER. YOU ALSO SHOULD CONSULT WITH A QUALIFIED TAX ADVISER AND/OR PLAN ADMINISTRATOR BEFORE YOU WITHDRAW ANY PORTION OF YOUR CONTRACT VALUE.

The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.

We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.

1. INDIVIDUAL RETIREMENT ANNUITIES ("IRAs")

In addition to "traditional" IRAs governed by Code Sections 408(a) and (b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

TRADITIONAL IRAs Traditional IRAs are subject to limits on the amounts that may be contributed each year (which contribution limits are scheduled to increase over the next several years), the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 70 1/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.

You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or

APP I-2

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securities) into your Traditional IRA under certain circumstances, as indicated
below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plan if the distribution is not transferred directly to your Traditional IRA. In addition, a non-spouse "designated beneficiary" of a deceased Plan participant may make a tax-free "direct rollover" (in the form of a direct transfer between Plan fiduciaries, as described below in "Rollover Distributions") from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an "inherited IRA" that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). Certain plans may not allow such rollovers.

IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

SEP IRAs Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer, employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

SIMPLE IRAs The Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.

If we do not serve as the Designated Financial Institution for your employer's SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

ROTH IRAs Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA and under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be "rolled over" directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth

                                                                     APP I-3

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IRA rider for the Contract has provisions that are designed to maintain the
Contract's tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

2.    QUALIFIED PENSION OR PROFIT-SHARING PLAN OR SECTION 401(k) PLAN

Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.

In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefit once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.

3. TAX SHELTERED ANNUITY UNDER SECTION 403(b) ("TSA")

Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code
Section 501(c)(3) to purchase a "tax-sheltered annuity" contract ("TSA") and, subject to certain limitations, exclude employer contributions to a TSA from such an employee's gross income. Generally, such contributions may not exceed the lesser of an annual dollar limit (e.g., $45,000 in 2007) or 100% of the employee's "includable compensation" for his most recent full year of service, subject to other adjustments. Special provisions may allow certain employees to elect a different overall limitation.

A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

       a.   after the employee reaches age 59 1/2;

       b.  upon the employee's separation from service;

       c.   upon the employee's death or disability;

       d. in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed); or

       e. as a qualified reservist distribution upon certain calls to active duty.

Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.

Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below.

4.    DEFERRED COMPENSATION PLANS UNDER SECTION 457 ("SECTION 457 PLANS")

Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code
Section 457. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an "Eligible Deferred Compensation Plan" or "Section 457(b) Plan." Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70 1/2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).

All of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a

APP I-4

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Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer's general creditors.

5. TAXATION OF AMOUNTS RECEIVED FROM QUALIFIED PLANS

Except under certain circumstances in the case of Roth IRAs, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.

For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.

In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer or, during 2007, certain distributions from an IRA for charitable purposes). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6. PENALTY TAXES FOR QUALIFIED PLANS

Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs"). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

a. PENALTY TAXES ON PREMATURE DISTRIBUTIONS Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1/2. However, this 10% penalty tax does not apply to a distribution that is either:

- made to a beneficiary (or to the employee's estate) on or after the employee's death;

-   attributable to the employee's becoming disabled under Code Section
    72(m)(7);

- part of a series of substantially equal periodic payments (not less frequently than annually -- "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

- (except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

- not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year; or

-   certain qualified reservist distributions upon a call to active duty.

In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:

- made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

- not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

-   for a qualified first-time home buyer and meets the requirements of Code
    Section 72(t)(8).

If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied RETROACTIVELY TO ALL THE PRIOR PERIODIC PAYMENTS (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.

b. RMDS AND 50% PENALTY TAX If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.

                                                                     APP I-5

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An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:

-   the calendar year in which the individual attains age 70 1/2, or

- (except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over --

(a) the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

(b) over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.

If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If such beneficiary is the individual's surviving spouse, distributions may be delayed until the deceased individual would have attained age 70 1/2.

If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.

The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.

In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.

7. TAX WITHHOLDING FOR QUALIFIED PLANS

Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" (described below in "ROLLOVER DISTRIBUTIONS"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "ROLLOVER DISTRIBUTIONS"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."

Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens or resident aliens of the United States.

Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.

8. ROLLOVER DISTRIBUTIONS

The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.

For instance, generally any amount can be transferred directly from one type of Qualified Plan (e.g., a TSA) to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan (e.g., a TSA that is subject to the same kinds of salary reduction restrictions). Such a "direct transfer" between the same kind of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.

APP I-6

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By contrast, an amount distributed from one type of Plan (e.g., a TSA) into a different type of Plan (e.g., a Traditional IRA) generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan fiduciary) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover distribution" made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a "60-day rollover" by the recipient.

Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plan": (1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a) ("Qualified Annuity Plan"), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an "eligible rollover distribution" does not include any distribution that is either:

       a.   an RMD amount;

       b. one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

       c.   any distribution made upon hardship of the employee.

Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the "direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct rollover." Generally, under Code Sections 402(c), 403(b)(8) and 457(e)(16), a "direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a "direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified
Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a "predecessor" Qualified Plan.

Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).

Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS. The Katrina Emergency Tax Relief Act of 2005 (KETRA) allows certain amounts to be re-contributed within three years as a rollover contribution to a Plan from which a KETRA distribution was taken.

                                                                    APP II-1

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APPENDIX II -- DEATH BENEFIT -- EXAMPLES

ASSET PROTECTION DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

-   You purchased your Contract with the Asset Protection Death Benefit,

-   You made an initial Premium Payment of $100,000,

-   In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

-   On the day we calculate the Death Benefit, your Contract Value was $117,403,

-   Your Maximum Anniversary Value was $117,403.

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we calculate the Death Benefit [$117,403],

- The Contract Value of your Contract, plus 25% of the total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for any partial Surrenders. [$117,403 + 25% ($100,000 - $8,000) = $140,403],

- The Contract Value of your Contract, plus 25% of your Maximum Anniversary Value minus an adjustment for any partial Surrenders. [$117,403 + 25% ($117,403 - $8,000) = $144,754].

The Asset Protection Death Benefit is the greatest of these three values but it cannot exceed the greatest of:

- The Contract Value of your Contract on the day we calculate the Death Benefit [$117,403],

- the total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for any partial Surrenders [$100,000 - $8,000 = $92,000], or

-   your Maximum Anniversary Value adjusted for any partial Surrenders [$117,403
    - $8,000 = $109,403].

Because the Contract Value of your Contract [$117,403] is greater than your Maximum Anniversary Value adjusted for partial Surrenders [$109,403] and your adjusted total Premium Payments [$92,000], the amount of the Death Benefit cannot exceed $117,403.

AMOUNT OF ASSET PROTECTION DEATH BENEFIT

Because the Asset Protection Death Benefit cannot exceed $117, 403, the amount of the Death Benefit is equal to your Contract Value of $117,403.

APP II-2

-------------------------------------------------------------------------------

EXAMPLE 2

Assume that:

-   You purchased your Contract with the Asset Protection Death Benefit,

-   You made an initial Premium Payment of $100,000,

-   In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

-   On the day we calculate the Death Benefit, your Contract Value was $120,000,

-   Your Maximum Anniversary Value is $140,000.

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we calculate the Death Benefit [$120,000],

- The Contract Value of your Contract, plus 25% of the total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for any partial Surrenders. [$120,000 + 25% of $57,857 = $134,464 (See below)],

- The Contract Value of your Contract, plus 25% of your Maximum Anniversary Value adjusted for any partial Surrenders. [$120,000 + 25% ($83,571) = $140,893 (See below)].

The Asset Protection Death Benefit is the greatest of these three values but it cannot exceed the greatest of:

- The Contract Value of your Contract on the day we calculate the Death Benefit [$120,000],

- The total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and the adjustment for any partial Surrenders [$57,857 (See below)], or

- Your Maximum Anniversary Value minus an adjustment for any partial surrenders [$83,571 (See below)].

ADJUSTMENT FOR PARTIAL SURRENDER FOR TOTAL PREMIUM PAYMENTS

The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.

ADJUSTMENT FOR PARTIAL SURRENDER FOR MAXIMUM ANNIVERSARY VALUE

The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar for dollar basis up to 10% of Premium Payments is $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

AMOUNT OF ASSET PROTECTION DEATH BENEFIT

Your Asset Protection Death Benefit is $120,000. This is because your Contract Value at death [$120,000] was the greatest of:

- The Contract Value of your Contract on the day we calculate the Death Benefit [$120,000],

- The total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and the adjustment for any partial Surrenders [$57,857], or

- Your Maximum Anniversary Value minus an adjustment for any partial surrenders [$83,571].

So, your Asset Protection Death Benefit cannot exceed $120,000.

                                                                    APP II-3

-------------------------------------------------------------------------------

PREMIUM PROTECTION DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You purchased your Contract with the Premium Protection Death Benefit instead of the Asset Protection Death Benefit,

-   You made an initial Premium Payment of $100,000,

-   In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

-   On the day we calculate the Death Benefit, your Contract Value was $117,403.

ADJUSTMENT FOR PARTIAL SURRENDER FOR TOTAL PREMIUM PAYMENTS

The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. The withdrawal of $8,000 is less than 10% of premiums. Your adjusted total Premium Payments is $92,000.

DEATH BENEFIT AMOUNT

Because your Contract Value at death was greater than the adjusted total Premium Payments, your Death Benefit is $117,403.

EXAMPLE 2

Assume that:

- You purchased your Contract with the Premium Protection Death Benefit instead of the Asset Protection Death Benefit,

-   You made an initial Premium Payment of $100,000,

-   In your fourth contract year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your surrender was $150,000,

-   On the day we calculate the Death Benefit, your Contract Value was $120,000.

ADJUSTMENT FOR PARTIAL SURRENDER FOR TOTAL PREMIUM PAYMENTS

The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payments of $57,857.

DEATH BENEFIT AMOUNT

Because your Contract Value at death was greater than the adjusted total Premium Payments, your Death Benefit is $120,000.

APP II-4

-------------------------------------------------------------------------------

MAV/EPB DEATH BENEFIT WITH ASSET PROTECTION DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You elected the MAV/EPB Death Benefit when you purchased your Contract with the Asset Protection Death Benefit,

-   You made a single Premium Payment of $100,000,

-   In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

-   On the day we calculate the Death Benefit, your Contract Value was $117,403,

-   Your Maximum Anniversary Value was $117,403,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was greater than the Asset Protection Death Benefit, your adjusted total Premium Payments, and your Maximum Anniversary Value.

ADJUSTMENT FOR PARTIAL SURRENDERS FOR EARNINGS PROTECTION BENEFIT

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

-   Add the amount of the partial Surrender ($8,000) to

- The Contract Value on the date the MAV/EPB Death Benefit is added to your Contract ($100,000),

- Add Premium Payments made after the MAV/EPB Death Benefit is added to your Contract before you make the partial Surrender ($0),

- Subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender ($109,273),

- Subtract the sum of any prior adjustments for all prior partial Surrenders made after the MAV/EPB Death Benefit is added to your Contract ($0),

Which equals -$1,273, which is less than zero, so there is no adjustment for the partial Surrender in this case.

CALCULATION OF CONTRACT GAIN

Hartford would calculate the Contract gain as follows:

-   Contract Value on the date we receive proof of death ($117,403),

- Subtract the Contract Value on the date the MAV/EPB Death Benefit was added to your Contract ($100,000),

-   Add any adjustments for partial Surrenders ($0),

So the Contract gain equals $17,403.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the MAV/EPB Death Benefit was added to your Contract ($100,000),

-   plus Premium Payments made since that date ($0),

-   minus Premium Payments made in the 12 months prior to death ($0),

-   minus any adjustments for partial Surrenders ($0),

Which equals $100,000. The cap is 200% of $100,000, which is $200,000.

ADJUSTMENT FOR PARTIAL SURRENDERS FOR MAXIMUM ANNIVERSARY VALUE

The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. The withdrawal of $8,000 is less than 10% of premiums. YOUR ADJUSTED MAXIMUM ANNIVERSARY VALUE IS $109,403.

ASSET PROTECTION DEATH BENEFIT AMOUNT IS $117,403. (See Example 1 under Asset Protection Death Benefit for details of calculation.)

ADJUSTED TOTAL PREMIUM PAYMENT AMOUNT IS $92,000. (See Example 1 under Asset Protection Death Benefit for details of calculation.)

MAV/EPB DEATH BENEFIT

In this situation the cap does not apply, so Hartford takes 40% of $17,403 or $6,961 and adds that to the Contract Value on the date we receive proof of death and the total Death Benefit with the Earnings Protection Benefit is $124,364. This is the greatest of the four values compared.

                                                                    APP II-5

-------------------------------------------------------------------------------

EXAMPLE 2

Assume that:

- You elected the MAV/EPB Death Benefit when you purchased your Contract with the Asset Protection Death Benefit,

-   You made a single Premium Payment of $100,000,

-   In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

-   Your Maximum Anniversary Value is $140,000,

-   On the day we calculate the Death Benefit, your Contract Value was $120,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the Death Benefit calculations.

ADJUSTMENT FOR PARTIAL SURRENDERS

To calculate the MAV/EPB Death Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

-   Add the amount of the partial Surrender ($60,000) to

- The Contract Value on the date the MAV/EPB Death Benefit is added to your Contract ($100,000),

- Add Premium Payments made after the MAV/EPB Death Benefit is added to your Contract before you make the partial Surrender ($0),

- Subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender ($150,000),

- Subtract the sum of any prior adjustments for all prior partial Surrenders made after the MAV/EPB Death Benefit is added to your Contract ($0),

Which equals +$10,000, which is greater than zero, so there is a $10,000 adjustment for the partial Surrender in this case.

CALCULATION OF CONTRACT GAIN

Hartford would calculate the Contract gain as follows:

-   Contract Value on the date we receive proof of death ($120,000),

- Subtract the Contract Value on the date the MAV/EPB Death Benefit was added to your Contract ($100,000),

-   Add any adjustments for partial Surrenders ($10,000),

So the Contract gain equals $30,000.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the MAV/EPB Death Benefit was added to your Contract ($100,000),

-   plus Premium Payments made since that date ($0),

-   minus Premium Payments made in the 12 months prior to death ($0),

-   minus any adjustments for partial Surrenders ($10,000),

Which equals $90,000. The cap is 200% of $90,000, which is $180,000.

ADJUSTMENT FOR PARTIAL SURRENDERS FOR MAXIMUM ANNIVERSARY VALUE

The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Maximum Anniversary Value adjusted for dollar for dollar Surrenders is $130,000. Remaining Surrenders equal $50,000. This amount will reduce the Maximum Anniversary Value proportionally. Contract Value immediately before Surrender is $150,000 minus $10,000 = $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

In this situation the cap does not apply, so Hartford takes 40% of $30,000 or $12,000 and adds that to the Contract Value on the date we receive proof of death and the total Death Benefit with the Earnings Protection Benefit is $132,000.

APP II-6

-------------------------------------------------------------------------------

MAV/EPB DEATH BENEFIT WITH PREMIUM PROTECTION DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

-   You elected the MAV/EPB Death Benefit when you purchased your Contract,

- You elected the Premium Protection Death Benefit and opted out of the Asset Protection Death Benefit when you purchased your Contract,

-   You made a single Premium Payment of $100,000,

-   In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

-   On the day we calculate the Death Benefit, your Contract Value was $117,403,

-   Your Maximum Anniversary Value was $117,403,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the three Death Benefit calculations (Premium Protection Death Benefit, Maximum Anniversary Value and Earnings Protection Benefit).

EARNINGS PROTECTION BENEFIT AMOUNT IS $124,364. (See Example 1 under MAV/EPB Death Benefit with Asset Protection Benefit for details of calculation.)

MAXIMUM ANNIVERSARY VALUE IS $109,403. (See Example 1 under MAV/EPB Death Benefit with Asset Protection Benefit for details of calculation.)

PREMIUM PROTECTION DEATH BENEFIT AMOUNT IS $92,000. (See Example 1 under Premium Protection Death Benefit for details of calculation.)

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

The total Death Benefit with the Earnings Protection Benefit is $124,364. This is the greatest of the three values compared.

EXAMPLE 2

Assume that:

-   You elected the MAV/EPB Death Benefit when you purchased your Contract,

- You elected the Premium Protection Death Benefit and opted out of the Asset Protection Death Benefit when you purchased your Contract,

-   You made a single Premium Payment of $100,000,

-   In your fourth Contract Year, you made a withdrawal of $60,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $150,000,

-   On the day we calculate the Death Benefit, your Contract Value was $120,000,

-   Your Maximum Anniversary Value was $140,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the three Death Benefit calculations (Premium Protection Death Benefit, Maximum Anniversary Value and Earnings Protection Benefit).

EARNINGS PROTECTION BENEFIT AMOUNT IS $132,000. (See Example 2 under MAV/EPB Death Benefit with Asset Protection Death Benefit for details of calculation.)

MAXIMUM ANNIVERSARY VALUE IS $83,571. (See Example 2 under MAV/EPB Death Benefit with Asset Protection Death Benefit for details of calculation.)

PREMIUM PROTECTION DEATH BENEFIT AMOUNT IS $57,857. (See Example 2 under Premium Protection Death Benefit for details of calculation.)

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

The total Death Benefit with the Earnings Protection Benefit is $132,000. This is the greatest of the three values compared.

                                                                   APP III-1

-------------------------------------------------------------------------------

APPENDIX III -- THE HARTFORD'S PRINCIPAL FIRST -- EXAMPLES

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S PRINCIPAL FIRST WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Benefit Amount is $100,000, which is your initial Premium Payment.

-   Your Benefit Payment is $7,000, which is 7% of your Benefit Amount.

EXAMPLE 2: IF YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000, THEN

- Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

- Your Benefit Payment is $10,500, which is your prior Benefit Payment ($7,000) plus 7% of your additional Premium Payment ($3,500).

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU TAKE THE MAXIMUM BENEFIT PAYMENT BEFORE THE END OF THE FIRST CONTRACT YEAR, THEN

- Your Benefit Amount becomes $93,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($7,000).

- Your Benefit Payment for the next year remains $7,000, because you did not take more than your maximum Benefit Payment ($7,000).

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $7,000.

EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $60,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your "New Benefit Amount."

Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 7% of the greater of your New Contract Value and New Benefit Amount, which is $6,300.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $80,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your "New Benefit Amount" becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.

We recalculate the Benefit Payment by comparing the "old" Benefit Payment ($7,000) to 7% of the New Benefit Amount ($2,100). Your Benefit Payment becomes the lower of those two values, or $2,100.

EXAMPLE 7: IF YOU ELECT TO "STEP UP" THE HARTFORD'S PRINCIPAL FIRST AFTER THE 5TH YEAR, ASSUMING YOU HAVE MADE NO WITHDRAWALS, AND YOUR CONTRACT VALUE AT THE TIME OF STEP UP IS $200,000, THEN

- We recalculate your Benefit Amount to equal your Contract Value, which is $200,000.

- Your new Benefit Payment is equal to 7% of your new Benefit Amount, or $14,000.

                                                                    APP IV-1

-------------------------------------------------------------------------------

APPENDIX IV -- ACCUMULATION UNIT VALUES

(FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information, which is incorporated by reference in this Prospectus.

There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The table below shows only the highest and lowest possible Accumulation Unit Values, assuming you select no optional benefits or assuming you select all optional benefits. A table showing all classes of Accumulation Unit Values corresponding to all combinations of optional benefits is shown in the Statement of Additional Information, which you may obtain free of charge by calling us at 1-800-862-6668.

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.004           $0.952           $0.933
  Accumulation Unit Value at end
   of period                          $1.092           $1.004           $0.952
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     47,063           52,178           56,900
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.976           $0.934           $0.927
  Accumulation Unit Value at end
   of period                          $1.053           $0.976           $0.934
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         48               43               38
HARTFORD CAPITAL APPRECIATION
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.285           $1.131           $0.964
  Accumulation Unit Value at end
   of period                          $1.473           $1.285           $1.131
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     60,929           66,900           71,279
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.254           $1.113           $0.970
  Accumulation Unit Value at end
   of period                          $1.425           $1.254           $1.113
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        110              102               23
HARTFORD DISCIPLINED EQUITY HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.914           $0.872           $0.818
  Accumulation Unit Value at end
   of period                          $1.010           $0.914           $0.872
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     10,638           11,703           10,862
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.883           $0.850           $0.816
  Accumulation Unit Value at end
   of period                          $0.968           $0.883           $0.850
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD DIVIDEND AND GROWTH HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.364           $1.309           $1.184
  Accumulation Unit Value at end
   of period                          $1.614           $1.364           $1.309
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     32,622           33,168           31,048
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.106           $1.071           $0.978
  Accumulation Unit Value at end
   of period                          $1.298           $1.106           $1.071
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         32               46                3
HARTFORD EQUITY INCOME HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.190           $1.155           $1.073
  Accumulation Unit Value at end
   of period                          $1.413           $1.190           $1.155
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,152            1,467              695

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
HARTFORD ADVISERS HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.801           $0.945           $1.007
  Accumulation Unit Value at end
   of period                          $0.933           $0.801           $0.945
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     59,210           72,930           54,471
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD CAPITAL APPRECIATION
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.688           $0.872           $0.952
  Accumulation Unit Value at end
   of period                          $0.964           $0.688           $0.872
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     66,889           80,066           59,733
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD DISCIPLINED EQUITY HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.646           $0.872           $0.964
  Accumulation Unit Value at end
   of period                          $0.818           $0.646           $0.872
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      9,371            9,068            6,850
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD DIVIDEND AND GROWTH HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.950           $1.126           $1.193
  Accumulation Unit Value at end
   of period                          $1.184           $0.950           $1.126
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     26,639           32,223           15,964
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD EQUITY INCOME HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.000               --               --
  Accumulation Unit Value at end
   of period                          $1.073               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         12               --               --

APP IV-2

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.169           $1.144           $1.063
  Accumulation Unit Value at end
   of period                          $1.376           $1.169           $1.144
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               11               --
HARTFORD FOCUS HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.054           $0.976           $0.962
  Accumulation Unit Value at end
   of period                          $1.137           $1.054           $0.976
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,441            2,265            2,378
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.022           $0.954           $0.952
  Accumulation Unit Value at end
   of period                          $1.093           $1.022           $0.954
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD GLOBAL ADVISERS HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.004           $0.988           $0.892
  Accumulation Unit Value at end
   of period                          $1.075           $1.004           $0.988
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,975            3,272            3,385
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.971           $0.964           $0.899
  Accumulation Unit Value at end
   of period                          $1.031           $0.971           $0.964
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD GLOBAL COMMUNICATIONS
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.097           $0.940           $0.776
  Accumulation Unit Value at end
   of period                          $1.316           $1.097           $0.940
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        329              404              452
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.063           $0.919           $0.784
  Accumulation Unit Value at end
   of period                          $1.264           $1.063           $0.919
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD GLOBAL FINANCIAL
 SERVICES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.163           $1.072           $0.970
  Accumulation Unit Value at end
   of period                          $1.382           $1.163           $1.072
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        646              718              837
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.127           $1.047           $0.973
  Accumulation Unit Value at end
   of period                          $1.328           $1.127           $1.047
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD GLOBAL HEALTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.916           $1.733           $1.563
  Accumulation Unit Value at end
   of period                          $2.094           $1.916           $1.733
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,914            2,116            2,408
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.853           $1.691           $1.595
  Accumulation Unit Value at end
   of period                          $2.008           $1.853           $1.691
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD FOCUS HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.762           $1.028           $1.000
  Accumulation Unit Value at end
   of period                          $0.962           $0.762           $1.028
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,171            1,789              792
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD GLOBAL ADVISERS HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.742           $0.828           $0.898
  Accumulation Unit Value at end
   of period                          $0.892           $0.742           $0.828
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,534            2,195            1,889
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD GLOBAL COMMUNICATIONS
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.492           $0.709           $1.000
  Accumulation Unit Value at end
   of period                          $0.776           $0.492           $0.709
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        447              410              163
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD GLOBAL FINANCIAL
 SERVICES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.757           $0.949           $1.000
  Accumulation Unit Value at end
   of period                          $0.970           $0.757           $0.949
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        826              619              223
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD GLOBAL HEALTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.201           $1.472           $1.466
  Accumulation Unit Value at end
   of period                          $1.563           $1.201           $1.472
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,552            3,030            2,420
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --

                                                                    APP IV-3

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
HARTFORD GLOBAL LEADERS HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.841           $0.834           $0.712
  Accumulation Unit Value at end
   of period                          $0.944           $0.841           $0.834
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      9,636           10,287           10,361
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.813           $0.813           $0.725
  Accumulation Unit Value at end
   of period                          $0.905           $0.813           $0.813
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD GLOBAL TECHNOLOGY HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.491           $0.450           $0.451
  Accumulation Unit Value at end
   of period                          $0.533           $0.491           $0.450
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,132            3,455            3,944
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.475           $0.439           $0.462
  Accumulation Unit Value at end
   of period                          $0.511           $0.475           $0.439
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          1               --               --
HARTFORD GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.272           $1.236           $1.118
  Accumulation Unit Value at end
   of period                          $1.308           $1.272           $1.236
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,322            3,109            2,968
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.237           $1.212           $1.140
  Accumulation Unit Value at end
   of period                          $1.262           $1.237           $1.212
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         23               24               --
HARTFORD GROWTH OPPORTUNITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.427           $1.248           $1.083
  Accumulation Unit Value at end
   of period                          $1.572           $1.427           $1.248
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,879            3,389            2,037
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.388           $1.224           $1.102
  Accumulation Unit Value at end
   of period                          $1.516           $1.388           $1.224
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD HIGH YIELD HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.197           $1.192           $1.129
  Accumulation Unit Value at end
   of period                          $1.308           $1.197           $1.192
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      6,868            7,339            8,610
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.157           $1.163           $1.120
  Accumulation Unit Value at end
   of period                          $1.254           $1.157           $1.163
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          8                8                8
HARTFORD INDEX HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.870           $0.847           $0.780
  Accumulation Unit Value at end
   of period                          $0.988           $0.870           $0.847
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     11,674           12,776           12,746

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
HARTFORD GLOBAL LEADERS HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.534           $0.675           $0.822
  Accumulation Unit Value at end
   of period                          $0.712           $0.534           $0.675
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      7,563            9,391            8,399
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD GLOBAL TECHNOLOGY HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.284           $0.470           $0.620
  Accumulation Unit Value at end
   of period                          $0.451           $0.284           $0.470
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,193            4,076            3,429
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.856           $0.976               --
  Accumulation Unit Value at end
   of period                          $1.118           $0.856               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,039              503               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD GROWTH OPPORTUNITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.766           $0.986               --
  Accumulation Unit Value at end
   of period                          $1.083           $0.766               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,090              193               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD HIGH YIELD HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.932           $1.018           $1.008
  Accumulation Unit Value at end
   of period                          $1.129           $0.932           $1.018
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      8,414            6,199            3,538
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD INDEX HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.619           $0.812           $0.942
  Accumulation Unit Value at end
   of period                          $0.780           $0.619           $0.812
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     13,018           12,975            9,109

APP IV-4

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.841           $0.826           $0.780
  Accumulation Unit Value at end
   of period                          $0.947           $0.841           $0.826
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD INTERNATIONAL CAPITAL
 APPRECIATION HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.318           $1.263           $1.030
  Accumulation Unit Value at end
   of period                          $1.608           $1.318           $1.263
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      5,862            5,041            3,625
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.278           $1.235           $1.056
  Accumulation Unit Value at end
   of period                          $1.546           $1.278           $1.235
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.873           $0.775           $0.667
  Accumulation Unit Value at end
   of period                          $1.068           $0.873           $0.775
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      9,017            8,065            6,098
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.151           $1.030           $0.904
  Accumulation Unit Value at end
   of period                          $1.397           $1.151           $1.030
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD INTERNATIONAL SMALL
 COMPANY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.759           $1.508           $1.312
  Accumulation Unit Value at end
   of period                          $2.236           $1.759           $1.508
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,990            1,591            1,142
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.704           $1.474           $1.321
  Accumulation Unit Value at end
   of period                          $2.149           $1.704           $1.474
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD MIDCAP HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.452           $1.264           $1.104
  Accumulation Unit Value at end
   of period                          $1.595           $1.452           $1.264
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      8,883            9,903           11,075
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.404           $1.233           $1.109
  Accumulation Unit Value at end
   of period                          $1.529           $1.404           $1.233
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD MIDCAP VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.474           $1.363           $1.192
  Accumulation Unit Value at end
   of period                          $1.708           $1.474           $1.363
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     11,497           13,399           14,699
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.428           $1.332           $1.193
  Accumulation Unit Value at end
   of period                          $1.641           $1.428           $1.332
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD INTERNATIONAL CAPITAL
 APPRECIATION HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.694           $0.852           $1.000
  Accumulation Unit Value at end
   of period                          $1.030           $0.694           $0.852
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,429              963              387
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.510           $0.632           $0.791
  Accumulation Unit Value at end
   of period                          $0.667           $0.510           $0.632
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,627            3,788            2,788
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD INTERNATIONAL SMALL
 COMPANY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.868           $0.930           $1.000
  Accumulation Unit Value at end
   of period                          $1.312           $0.868           $0.930
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        770              478               33
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD MIDCAP HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.816           $0.967           $1.020
  Accumulation Unit Value at end
   of period                          $1.104           $0.816           $0.967
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     12,236           14,807           19,363
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD MIDCAP VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.846           $0.989           $1.000
  Accumulation Unit Value at end
   of period                          $1.192           $0.846           $0.989
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     13,501           10,716            3,237
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --

                                                                    APP IV-5

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
HARTFORD MONEY MARKET HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.051           $1.039           $1.047
  Accumulation Unit Value at end
   of period                          $1.082           $1.051           $1.039
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      8,542            9,596           11,184
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.966           $0.963           $0.977
  Accumulation Unit Value at end
   of period                          $0.986           $0.966           $0.963
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         17               --               --
HARTFORD MORTGAGE SECURITIES HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.261           $1.253           $1.224
  Accumulation Unit Value at end
   of period                          $1.298           $1.261           $1.253
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      5,091            6,261            6,918
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.219           $1.222           $1.210
  Accumulation Unit Value at end
   of period                          $1.244           $1.219           $1.222
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --                3
HARTFORD SMALLCAP GROWTH HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.336           $1.223           $1.078
  Accumulation Unit Value at end
   of period                          $1.403           $1.336           $1.223
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,717            4,858            4,224
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.299           $1.200           $1.128
  Accumulation Unit Value at end
   of period                          $1.353           $1.299           $1.200
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD SMALL COMPANY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.827           $0.695           $0.630
  Accumulation Unit Value at end
   of period                          $0.931           $0.827           $0.695
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     10,008           11,104           12,009
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.251           $1.061           $1.008
  Accumulation Unit Value at end
   of period                          $1.396           $1.251           $1.061
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD STOCK HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.852           $0.791           $0.772
  Accumulation Unit Value at end
   of period                          $0.960           $0.852           $0.791
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     31,021           34,121           35,860
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.885           $0.828           $0.818
  Accumulation Unit Value at end
   of period                          $0.989           $0.885           $0.828
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          7               --               --
HARTFORD TOTAL RETURN BOND HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.387           $1.377           $1.339
  Accumulation Unit Value at end
   of period                          $1.429           $1.387           $1.377
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     21,714           20,460           19,481

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
HARTFORD MONEY MARKET HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.057           $1.060           $1.037
  Accumulation Unit Value at end
   of period                          $1.047           $1.057           $1.060
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     13,559           25,240           18,761
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD MORTGAGE SECURITIES HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.217           $1.144           $1.082
  Accumulation Unit Value at end
   of period                          $1.224           $1.217           $1.144
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      7,923           12,981            3,970
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD SMALLCAP GROWTH HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.731           $0.932               --
  Accumulation Unit Value at end
   of period                          $1.078           $0.731               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,085              546               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD SMALL COMPANY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.411           $0.600           $0.716
  Accumulation Unit Value at end
   of period                          $0.630           $0.411           $0.600
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     12,608           14,586           10,611
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD STOCK HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.621           $0.833           $0.965
  Accumulation Unit Value at end
   of period                          $0.772           $0.621           $0.833
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     35,150           44,390           40,157
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD TOTAL RETURN BOND HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.262           $1.166           $1.091
  Accumulation Unit Value at end
   of period                          $1.339           $1.262           $1.166
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     20,120           26,330           12,849

APP IV-6

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.195           $1.196           $1.181
  Accumulation Unit Value at end
   of period                          $1.221           $1.195           $1.196
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         26               27               31
HARTFORD U.S. GOVERNMENT
 SECURITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.076           $1.078           $1.074
  Accumulation Unit Value at end
   of period                          $1.100           $1.076           $1.078
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      9,491           12,202           12,605
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.046           $1.057           $1.066
  Accumulation Unit Value at end
   of period                          $1.061           $1.046           $1.057
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.110           $1.045           $0.960
  Accumulation Unit Value at end
   of period                          $1.330           $1.110           $1.045
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      6,414            6,354            7,201
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.076           $1.021           $0.951
  Accumulation Unit Value at end
   of period                          $1.278           $1.076           $1.021
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               13               --
HARTFORD VALUE OPPORTUNITIES HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.380           $1.296           $1.109
  Accumulation Unit Value at end
   of period                          $1.615           $1.380           $1.296
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,186            2,291            1,209
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.342           $1.271           $1.130
  Accumulation Unit Value at end
   of period                          $1.557           $1.342           $1.271
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
JENNISON 20/20 FOCUS PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.258           $1.052           $0.925
  Accumulation Unit Value at end
   of period                          $1.408           $1.258           $1.052
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        132               80               46
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.237           $1.044           $0.942
  Accumulation Unit Value at end
   of period                          $1.374           $1.237           $1.044
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
JENNISON PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.659           $0.586           $0.545
  Accumulation Unit Value at end
   of period                          $0.658           $0.659           $0.586
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        546              437              530
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.906           $0.813           $0.774
  Accumulation Unit Value at end
   of period                          $0.898           $0.906           $0.813
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD U.S. GOVERNMENT
 SECURITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.069           $1.007               --
  Accumulation Unit Value at end
   of period                          $1.074           $1.069               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     15,668           10,231               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.759           $0.998           $1.000
  Accumulation Unit Value at end
   of period                          $0.960           $0.759           $0.998
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      6,626            4,127              918
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD VALUE OPPORTUNITIES HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.795           $0.975               --
  Accumulation Unit Value at end
   of period                          $1.109           $0.795               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        775               56               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
JENNISON 20/20 FOCUS PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.729           $0.955           $1.040
  Accumulation Unit Value at end
   of period                          $0.925           $0.729           $0.955
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         46               46               12
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
JENNISON PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.426           $0.628           $0.833
  Accumulation Unit Value at end
   of period                          $0.545           $0.426           $0.628
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        483              446              829
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --

                                                                    APP IV-7

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
PRUDENTIAL VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.185           $1.035           $0.907
  Accumulation Unit Value at end
   of period                          $1.395           $1.185           $1.035
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        231              218              120
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.144           $1.007           $0.912
  Accumulation Unit Value at end
   of period                          $1.335           $1.144           $1.007
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
SP WILLIAM BLAIR INTERNATIONAL
 GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.007           $0.882           $0.771
  Accumulation Unit Value at end
   of period                          $1.195           $1.007           $0.882
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         30               31               29
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.971           $0.858           $0.764
  Accumulation Unit Value at end
   of period                          $1.144           $0.971           $0.858
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
PRUDENTIAL VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.721           $0.942           $1.000
  Accumulation Unit Value at end
   of period                          $0.907           $0.721           $0.942
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        127              108               37
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
SP WILLIAM BLAIR INTERNATIONAL
 GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.562           $0.739           $1.000
  Accumulation Unit Value at end
   of period                          $0.771           $0.562           $0.739
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         29               29               23
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --

To obtain a Statement of Additional Information for Series I and Series IR of the Director Elite Plus variable annuity, please complete the form below and mail to:

     The Hartford
     Attn: U.S. Wealth Management
     P.O. Box 5085
     Hartford, Connecticut 06102-5085

Please send a Statement of Additional Information to me at the following address:

--------------------------------------------------------------------------------
                                      Name
--------------------------------------------------------------------------------
                                    Address
--------------------------------------------------------------------------------
  City/State                                                         Zip Code

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                        HARTFORD LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT TWO

               SERIES I AND SERIES IR OF THE DIRECTOR ELITE PLUS

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus.

To obtain a Prospectus, send a written request to Hartford Life Insurance Company Attn: U.S. Wealth Management, P.O. Box 5085, Hartford, CT 06102-5085.

Date of Prospectus: May 1, 2007
Date of Statement of Additional Information: May 1, 2007

TABLE OF CONTENTS

GENERAL INFORMATION                                                            2
  Safekeeping of Assets                                                        2
  Experts                                                                      2
  Non-Participating                                                            2
  Misstatement of Age or Sex                                                   2
  Principal Underwriter                                                        2
PERFORMANCE RELATED INFORMATION                                                2
  Total Return for all Sub-Accounts                                            2
  Yield for Sub-Accounts                                                       3
  Money Market Sub-Accounts                                                    3
  Additional Materials                                                         3
  Performance Comparisons                                                      3
ACCUMULATION UNIT VALUES                                                       4
FINANCIAL STATEMENTS                                                        SA-1

2                                            HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

GENERAL INFORMATION

SAFEKEEPING OF ASSETS

Hartford holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

EXPERTS

The consolidated balance sheets of Hartford Life Insurance Company (the "Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2006 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 21, 2007 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the Company's change in its method of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004) and the statements of assets and liabilities of Hartford Life Insurance Company Separate Account Two (the "Account") as of December 31, 2006, and the related statements of operations and of changes in net assets and the financial highlights for the respective stated periods then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 19, 2007, which reports are both included in this Statement of Additional Information and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 32nd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER

The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. ("HSD"). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.

Hartford currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2006: $13,470,181; 2005: $39,158,097; and 2004: $128,384,046.

PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Hartford uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and risk expense charge, the highest possible contingent deferred charge, any applicable administrative charge and the Annual Maintenance Fee.

HARTFORD LIFE INSURANCE COMPANY                                            3

-------------------------------------------------------------------------------

The formula Hartford uses to calculate standardized total return is P(1+T) TO THE POWER OF n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.

The formula Hartford uses to calculate yield is: YIELD = 2[(a - b/cd +1) TO THE POWER OF 6 - 1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Hartford takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Hartford then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR". Once the base period return is calculated, Hartford then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR x (365/7), where BPR = (A -
B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Hartford uses is:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7] - 1.

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

PERFORMANCE COMPARISONS

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

4                                            HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES

(FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

The following information should be read in conjunction with the financial statements for the Separate Account included in this Statement of Additional Information.

There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The table below shows all possible Accumulation Unit Values corresponding to all combinations of optional benefits. A table showing only the highest and lowest possible Accumulation Unit Values is shown in the prospectus, which assumes you select either no optional benefits or all optional benefits.

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.004           $0.952           $0.933
  Accumulation Unit Value at end
   of period                          $1.092           $1.004           $0.952
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     47,063           52,178           56,900
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.995           $0.945           $0.928
  Accumulation Unit Value at end
   of period                          $1.081           $0.995           $0.945
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,687            4,003            4,585
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.994           $0.945           $0.928
  Accumulation Unit Value at end
   of period                          $1.079           $0.994           $0.945
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,482            4,150            4,525
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.985           $0.938           $0.923
  Accumulation Unit Value at end
   of period                          $1.068           $0.985           $0.938
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     54,295           58,304           64,064
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.985           $0.938           $0.923
  Accumulation Unit Value at end
   of period                          $1.068           $0.985           $0.938
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     54,295           58,304           64,064
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.980           $0.934           $0.924
  Accumulation Unit Value at end
   of period                          $1.061           $0.980           $0.934
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     23,397           24,828           20,737
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.980           $0.934           $0.921
  Accumulation Unit Value at end
   of period                          $1.061           $0.980           $0.934
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     23,397           24,828           20,737
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.978           $0.933           $0.920
  Accumulation Unit Value at end
   of period                          $1.059           $0.978           $0.933
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,205            1,280            1,474
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.975           $0.931           $0.922
  Accumulation Unit Value at end
   of period                          $1.054           $0.975           $0.931
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,967            3,490            4,090
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.973           $0.930           $0.921
  Accumulation Unit Value at end
   of period                          $1.052           $0.973           $0.930
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,937            1,945            1,957
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.973           $0.930           $0.918
  Accumulation Unit Value at end
   of period                          $1.052           $0.973           $0.930
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,937            1,945            1,957

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
HARTFORD ADVISERS HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.801           $0.945           $1.007
  Accumulation Unit Value at end
   of period                          $0.933           $0.801           $0.945
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     59,210           72,930           54,471
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.798           $0.942           $1.006
  Accumulation Unit Value at end
   of period                          $0.928           $0.798           $0.942
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      5,081            7,644            6,575
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.798           $0.943           $1.020
  Accumulation Unit Value at end
   of period                          $0.928           $0.798           $0.943
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      5,138            7,031            5,621
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.795           $0.764               --
  Accumulation Unit Value at end
   of period                          $0.923           $0.795               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     55,372           17,994               --
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.795           $0.941           $1.018
  Accumulation Unit Value at end
   of period                          $0.923           $0.795           $0.941
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     55,372           17,994            2,085
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.794           $0.764               --
  Accumulation Unit Value at end
   of period                          $0.921           $0.794               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,108            1,221               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.794           $0.764               --
  Accumulation Unit Value at end
   of period                          $0.920           $0.794               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,485              586               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.794           $0.764               --
  Accumulation Unit Value at end
   of period                          $0.918           $0.794               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,790              368               --

HARTFORD LIFE INSURANCE COMPANY                                            5

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.976           $0.934           $0.927
  Accumulation Unit Value at end
   of period                          $1.053           $0.976           $0.934
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         48               43               38
HARTFORD CAPITAL APPRECIATION
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.285           $1.131           $0.964
  Accumulation Unit Value at end
   of period                          $1.473           $1.285           $1.131
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     60,929           66,900           71,279
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.274           $1.123           $0.958
  Accumulation Unit Value at end
   of period                          $1.458           $1.274           $1.123
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      6,221            6,711            7,316
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.272           $1.122           $0.958
  Accumulation Unit Value at end
   of period                          $1.456           $1.272           $1.122
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      6,086            6,437            7,131
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.261           $1.114           $0.953
  Accumulation Unit Value at end
   of period                          $1.441           $1.261           $1.114
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     67,953           76,106           81,539
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.261           $1.114           $0.953
  Accumulation Unit Value at end
   of period                          $1.441           $1.261           $1.114
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     67,953           76,106           81,539
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.255           $1.110           $0.964
  Accumulation Unit Value at end
   of period                          $1.431           $1.255           $1.110
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     30,156           32,678           30,860
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.255           $1.110           $0.951
  Accumulation Unit Value at end
   of period                          $1.431           $1.255           $1.110
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     30,156           32,678           30,860
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.253           $1.109           $0.950
  Accumulation Unit Value at end
   of period                          $1.428           $1.253           $1.109
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,862            1,960            1,974
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.248           $1.106           $0.962
  Accumulation Unit Value at end
   of period                          $1.421           $1.248           $1.106
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,558            5,027            5,333
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.246           $1.105           $0.962
  Accumulation Unit Value at end
   of period                          $1.419           $1.246           $1.105
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,747            3,001            2,930
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.246           $1.105           $0.948
  Accumulation Unit Value at end
   of period                          $1.419           $1.246           $1.105
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,747            3,001            2,930

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD CAPITAL APPRECIATION
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.688           $0.872           $0.952
  Accumulation Unit Value at end
   of period                          $0.964           $0.688           $0.872
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     66,889           80,066           59,733
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.686           $0.870           $0.951
  Accumulation Unit Value at end
   of period                          $0.958           $0.686           $0.870
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      7,539            9,721            7,697
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.686           $0.870           $1.004
  Accumulation Unit Value at end
   of period                          $0.958           $0.686           $0.870
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      7,784            8,629            6,153
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.683           $0.616               --
  Accumulation Unit Value at end
   of period                          $0.953           $0.683               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     72,399           22,224               --
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.683           $0.868           $1.002
  Accumulation Unit Value at end
   of period                          $0.953           $0.683           $0.868
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     72,399           22,224            2,884
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.683           $0.616               --
  Accumulation Unit Value at end
   of period                          $0.951           $0.683               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,601            1,439               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.682           $0.616               --
  Accumulation Unit Value at end
   of period                          $0.950           $0.682               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,903              746               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.682           $0.616               --
  Accumulation Unit Value at end
   of period                          $0.948           $0.682               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,051              473               --

6                                            HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.254           $1.113           $0.970
  Accumulation Unit Value at end
   of period                          $1.425           $1.254           $1.113
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        110              102               23
HARTFORD DISCIPLINED EQUITY HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.914           $0.872           $0.818
  Accumulation Unit Value at end
   of period                          $1.010           $0.914           $0.872
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     10,638           11,703           10,862
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.906           $0.866           $0.813
  Accumulation Unit Value at end
   of period                          $1.000           $0.906           $0.866
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        491              560              723
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.905           $0.865           $0.813
  Accumulation Unit Value at end
   of period                          $0.998           $0.905           $0.865
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,150            1,167              743
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.897           $0.859           $0.809
  Accumulation Unit Value at end
   of period                          $0.988           $0.897           $0.859
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     12,361           12,034           11,432
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.897           $0.859           $0.809
  Accumulation Unit Value at end
   of period                          $0.988           $0.897           $0.859
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     12,361           12,034           11,432
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.892           $0.856           $0.818
  Accumulation Unit Value at end
   of period                          $0.981           $0.892           $0.856
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     12,530           12,322            7,631
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.892           $0.856           $0.807
  Accumulation Unit Value at end
   of period                          $0.981           $0.892           $0.856
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     12,530           12,322            7,631
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.891           $0.855           $0.806
  Accumulation Unit Value at end
   of period                          $0.979           $0.891           $0.855
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        125              119              178
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.887           $0.852           $0.816
  Accumulation Unit Value at end
   of period                          $0.975           $0.887           $0.852
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        772              676              620
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.886           $0.852           $0.816
  Accumulation Unit Value at end
   of period                          $0.973           $0.886           $0.852
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        216              231              234
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.886           $0.852           $0.805
  Accumulation Unit Value at end
   of period                          $0.973           $0.886           $0.852
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        216              231              234
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.883           $0.850           $0.816
  Accumulation Unit Value at end
   of period                          $0.968           $0.883           $0.850
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD DISCIPLINED EQUITY HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.646           $0.872           $0.964
  Accumulation Unit Value at end
   of period                          $0.818           $0.646           $0.872
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      9,371            9,068            6,850
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.643           $0.870           $0.962
  Accumulation Unit Value at end
   of period                          $0.813           $0.643           $0.870
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        837              704              629
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.643           $0.870           $1.011
  Accumulation Unit Value at end
   of period                          $0.813           $0.643           $0.870
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        551              641              521
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.641           $0.608               --
  Accumulation Unit Value at end
   of period                          $0.809           $0.641               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      9,181            2,713               --
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.641           $0.868           $1.010
  Accumulation Unit Value at end
   of period                          $0.809           $0.641           $0.868
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      9,181            2,713              535
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.640           $0.608               --
  Accumulation Unit Value at end
   of period                          $0.807           $0.640               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        677              165               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.640           $0.608               --
  Accumulation Unit Value at end
   of period                          $0.806           $0.640               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        189               43               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.640           $0.608               --
  Accumulation Unit Value at end
   of period                          $0.805           $0.640               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        287               54               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --

HARTFORD LIFE INSURANCE COMPANY                                            7

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.364           $1.309           $1.184
  Accumulation Unit Value at end
   of period                          $1.614           $1.364           $1.309
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     32,622           33,168           31,048
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.352           $1.300           $1.178
  Accumulation Unit Value at end
   of period                          $1.597           $1.352           $1.300
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,709            2,881            2,792
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.350           $1.299           $1.177
  Accumulation Unit Value at end
   of period                          $1.595           $1.350           $1.299
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,229            3,611            2,964
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.339           $1.289           $1.171
  Accumulation Unit Value at end
   of period                          $1.578           $1.339           $1.289
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     42,366           43,109           43,535
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.339           $1.289           $1.171
  Accumulation Unit Value at end
   of period                          $1.578           $1.339           $1.289
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     42,366           43,109           43,535
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.332           $1.285           $1.170
  Accumulation Unit Value at end
   of period                          $1.568           $1.332           $1.285
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     23,465           24,360           17,332
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.332           $1.285           $1.168
  Accumulation Unit Value at end
   of period                          $1.568           $1.332           $1.285
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     23,465           24,360           17,332
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.329           $1.283           $1.167
  Accumulation Unit Value at end
   of period                          $1.565           $1.329           $1.283
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,221            1,248            1,216
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.324           $1.280           $1.166
  Accumulation Unit Value at end
   of period                          $1.557           $1.324           $1.280
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,859            1,811            1,976
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.323           $1.279           $1.166
  Accumulation Unit Value at end
   of period                          $1.554           $1.323           $1.279
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        995            1,070              964
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.323           $1.279           $1.165
  Accumulation Unit Value at end
   of period                          $1.554           $1.323           $1.279
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        995            1,070              964
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.106           $1.071           $0.978
  Accumulation Unit Value at end
   of period                          $1.298           $1.106           $1.071
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         32               46                3
HARTFORD EQUITY INCOME HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.190           $1.155           $1.073
  Accumulation Unit Value at end
   of period                          $1.413           $1.190           $1.155
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,152            1,467              695

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.950           $1.126           $1.193
  Accumulation Unit Value at end
   of period                          $1.184           $0.950           $1.126
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     26,639           32,223           15,964
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.946           $1.123           $1.192
  Accumulation Unit Value at end
   of period                          $1.178           $0.946           $1.123
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,758            3,558            2,100
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.946           $1.124           $1.167
  Accumulation Unit Value at end
   of period                          $1.177           $0.946           $1.124
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,980            3,502            2,198
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.942           $0.899               --
  Accumulation Unit Value at end
   of period                          $1.171           $0.942               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     37,619           11,829               --
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.942           $1.121           $1.165
  Accumulation Unit Value at end
   of period                          $1.171           $0.942           $1.121
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     37,619           11,829            1,081
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.942           $0.899               --
  Accumulation Unit Value at end
   of period                          $1.168           $0.942               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,383            1,333               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.942           $0.899               --
  Accumulation Unit Value at end
   of period                          $1.167           $0.942               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,139              423               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.941           $0.899               --
  Accumulation Unit Value at end
   of period                          $1.165           $0.941               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        731              237               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD EQUITY INCOME HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.000               --               --
  Accumulation Unit Value at end
   of period                          $1.073               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         12               --               --

8                                            HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.186           $1.153           $1.073
  Accumulation Unit Value at end
   of period                          $1.407           $1.186           $1.153
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        154              118               36
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.185           $1.152           $1.073
  Accumulation Unit Value at end
   of period                          $1.404           $1.185           $1.152
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         46               49               13
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.181           $1.150           $1.073
  Accumulation Unit Value at end
   of period                          $1.398           $1.181           $1.150
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,734            1,664              841
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.181           $1.150           $1.073
  Accumulation Unit Value at end
   of period                          $1.398           $1.181           $1.150
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,734            1,664              841
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.177           $1.148           $1.064
  Accumulation Unit Value at end
   of period                          $1.391           $1.177           $1.148
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        895              922              696
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.177           $1.148           $1.072
  Accumulation Unit Value at end
   of period                          $1.391           $1.177           $1.148
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        895              922              696
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.176           $1.147           $1.072
  Accumulation Unit Value at end
   of period                          $1.389           $1.176           $1.147
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          9                9                9
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.173           $1.146           $1.063
  Accumulation Unit Value at end
   of period                          $1.385           $1.173           $1.146
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        343              122                8
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.172           $1.145           $1.063
  Accumulation Unit Value at end
   of period                          $1.382           $1.172           $1.145
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         19                9               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.172           $1.145           $1.072
  Accumulation Unit Value at end
   of period                          $1.382           $1.172           $1.145
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         19                9               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.169           $1.144           $1.063
  Accumulation Unit Value at end
   of period                          $1.376           $1.169           $1.144
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               11               --
HARTFORD FOCUS HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.054           $0.976           $0.962
  Accumulation Unit Value at end
   of period                          $1.137           $1.054           $0.976
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,441            2,265            2,378
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.047           $0.970           $0.958
  Accumulation Unit Value at end
   of period                          $1.127           $1.047           $0.970
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         66               78               85

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.000               --               --
  Accumulation Unit Value at end
   of period                          $1.073               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         10               --               --
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.000               --               --
  Accumulation Unit Value at end
   of period                          $1.073               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.000               --               --
  Accumulation Unit Value at end
   of period                          $1.073               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         50               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.000               --               --
  Accumulation Unit Value at end
   of period                          $1.073               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         50               --               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.000               --               --
  Accumulation Unit Value at end
   of period                          $1.072               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.000               --               --
  Accumulation Unit Value at end
   of period                          $1.072               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.000               --               --
  Accumulation Unit Value at end
   of period                          $1.072               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD FOCUS HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.762           $1.028           $1.000
  Accumulation Unit Value at end
   of period                          $0.962           $0.762           $1.028
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,171            1,789              792
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.760           $1.027           $1.000
  Accumulation Unit Value at end
   of period                          $0.958           $0.760           $1.027
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         69              109               --

HARTFORD LIFE INSURANCE COMPANY                                            9

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.044           $0.969           $0.957
  Accumulation Unit Value at end
   of period                          $1.124           $1.044           $0.969
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         79              118              143
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.037           $0.963           $0.953
  Accumulation Unit Value at end
   of period                          $1.115           $1.037           $0.963
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,632            2,054            2,312
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.037           $0.963           $0.953
  Accumulation Unit Value at end
   of period                          $1.115           $1.037           $0.963
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,632            2,054            2,312
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.032           $0.960           $0.955
  Accumulation Unit Value at end
   of period                          $1.107           $1.032           $0.960
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        438              873              404
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.032           $0.960           $0.951
  Accumulation Unit Value at end
   of period                          $1.107           $1.032           $0.960
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        438              873              404
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.030           $0.959           $0.950
  Accumulation Unit Value at end
   of period                          $1.105           $1.030           $0.959
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         46               74               46
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.026           $0.956           $0.953
  Accumulation Unit Value at end
   of period                          $1.100           $1.026           $0.956
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         72               72              145
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.025           $0.955           $0.953
  Accumulation Unit Value at end
   of period                          $1.098           $1.025           $0.955
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        177              203              233
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.025           $0.955           $0.948
  Accumulation Unit Value at end
   of period                          $1.098           $1.025           $0.955
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        177              203              233
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.022           $0.954           $0.952
  Accumulation Unit Value at end
   of period                          $1.093           $1.022           $0.954
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD GLOBAL ADVISERS HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.004           $0.988           $0.892
  Accumulation Unit Value at end
   of period                          $1.075           $1.004           $0.988
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,975            3,272            3,385
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.996           $0.981           $0.887
  Accumulation Unit Value at end
   of period                          $1.064           $0.996           $0.981
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        267              356              377
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.995           $0.981           $0.886
  Accumulation Unit Value at end
   of period                          $1.062           $0.995           $0.981
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        145              123              102

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.760           $1.027           $1.000
  Accumulation Unit Value at end
   of period                          $0.957           $0.760           $1.027
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        129              455              392
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.758           $0.695               --
  Accumulation Unit Value at end
   of period                          $0.953           $0.758               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,113              592               --
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.758           $1.026           $1.000
  Accumulation Unit Value at end
   of period                          $0.953           $0.758           $1.026
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,113              592               84
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.757           $0.695               --
  Accumulation Unit Value at end
   of period                          $0.951           $0.757               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        139               28               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.757           $0.695               --
  Accumulation Unit Value at end
   of period                          $0.950           $0.757               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         74               29               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.757           $0.695               --
  Accumulation Unit Value at end
   of period                          $0.948           $0.757               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        196               48               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD GLOBAL ADVISERS HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.742           $0.828           $0.898
  Accumulation Unit Value at end
   of period                          $0.892           $0.742           $0.828
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,534            2,195            1,889
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.739           $0.826           $0.897
  Accumulation Unit Value at end
   of period                          $0.887           $0.739           $0.826
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        262              281              154
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.739           $0.827           $0.898
  Accumulation Unit Value at end
   of period                          $0.886           $0.739           $0.827
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        114              105              138

10                                           HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.986           $0.974           $0.881
  Accumulation Unit Value at end
   of period                          $1.051           $0.986           $0.974
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,575            2,781            2,903
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.986           $0.974           $0.881
  Accumulation Unit Value at end
   of period                          $1.051           $0.986           $0.974
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,575            2,781            2,903
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.981           $0.970           $0.902
  Accumulation Unit Value at end
   of period                          $1.044           $0.981           $0.970
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,384            1,717            1,303
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.981           $0.970           $0.880
  Accumulation Unit Value at end
   of period                          $1.044           $0.981           $0.970
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,384            1,717            1,303
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.979           $0.969           $0.879
  Accumulation Unit Value at end
   of period                          $1.042           $0.979           $0.969
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         92               92               91
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.976           $0.966           $0.899
  Accumulation Unit Value at end
   of period                          $1.037           $0.976           $0.966
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        385              387              322
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.974           $0.965           $0.899
  Accumulation Unit Value at end
   of period                          $1.035           $0.974           $0.965
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         40               45               46
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.974           $0.965           $0.877
  Accumulation Unit Value at end
   of period                          $1.035           $0.974           $0.965
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         40               45               46
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.971           $0.964           $0.899
  Accumulation Unit Value at end
   of period                          $1.031           $0.971           $0.964
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD GLOBAL COMMUNICATIONS
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.097           $0.940           $0.776
  Accumulation Unit Value at end
   of period                          $1.316           $1.097           $0.940
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        329              404              452
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.089           $0.935           $0.773
  Accumulation Unit Value at end
   of period                          $1.304           $1.089           $0.935
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --                3                4
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.086           $0.934           $0.772
  Accumulation Unit Value at end
   of period                          $1.301           $1.086           $0.934
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          2                3               40
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.079           $0.928           $0.769
  Accumulation Unit Value at end
   of period                          $1.290           $1.079           $0.928
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        533              725              916

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.736           $0.720               --
  Accumulation Unit Value at end
   of period                          $0.881           $0.736               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,121              536               --
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.736           $0.825           $0.897
  Accumulation Unit Value at end
   of period                          $0.881           $0.736           $0.825
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,121              536               89
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.735           $0.720               --
  Accumulation Unit Value at end
   of period                          $0.880           $0.735               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        314               52               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.735           $0.720               --
  Accumulation Unit Value at end
   of period                          $0.879           $0.735               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         98              115               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.735           $0.720               --
  Accumulation Unit Value at end
   of period                          $0.877           $0.735               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         83                7               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD GLOBAL COMMUNICATIONS
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.492           $0.709           $1.000
  Accumulation Unit Value at end
   of period                          $0.776           $0.492           $0.709
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        447              410              163
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.491           $0.708           $1.000
  Accumulation Unit Value at end
   of period                          $0.773           $0.491           $0.708
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --                3
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.491           $0.708           $1.000
  Accumulation Unit Value at end
   of period                          $0.772           $0.491           $0.708
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         48               28               29
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.489           $0.395               --
  Accumulation Unit Value at end
   of period                          $0.769           $0.489               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        845              131               --

HARTFORD LIFE INSURANCE COMPANY                                           11

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.079           $0.928           $0.769
  Accumulation Unit Value at end
   of period                          $1.290           $1.079           $0.928
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        533              725              916
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.073           $0.925           $0.787
  Accumulation Unit Value at end
   of period                          $1.281           $1.073           $0.925
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         89               94              102
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.073           $0.925           $0.767
  Accumulation Unit Value at end
   of period                          $1.281           $1.073           $0.925
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         89               94              102
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.072           $0.924           $0.767
  Accumulation Unit Value at end
   of period                          $1.278           $1.072           $0.924
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.067           $0.921           $0.785
  Accumulation Unit Value at end
   of period                          $1.272           $1.067           $0.921
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         44               44               45
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.066           $0.921           $0.784
  Accumulation Unit Value at end
   of period                          $1.270           $1.066           $0.921
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         55               56               78
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.066           $0.921           $0.765
  Accumulation Unit Value at end
   of period                          $1.270           $1.066           $0.921
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         55               56               78
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.063           $0.919           $0.784
  Accumulation Unit Value at end
   of period                          $1.264           $1.063           $0.919
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD GLOBAL FINANCIAL
 SERVICES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.163           $1.072           $0.970
  Accumulation Unit Value at end
   of period                          $1.382           $1.163           $1.072
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        646              718              837
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.155           $1.066           $0.966
  Accumulation Unit Value at end
   of period                          $1.370           $1.155           $1.066
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         10               11               11
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.152           $1.064           $0.965
  Accumulation Unit Value at end
   of period                          $1.366           $1.152           $1.064
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         42               45               71
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.144           $1.058           $0.961
  Accumulation Unit Value at end
   of period                          $1.355           $1.144           $1.058
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,105            1,277            1,450
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.144           $1.058           $0.961
  Accumulation Unit Value at end
   of period                          $1.355           $1.144           $1.058
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,105            1,277            1,450

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.489           $0.707           $1.000
  Accumulation Unit Value at end
   of period                          $0.769           $0.489           $0.707
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        845              131               17
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.489           $0.395               --
  Accumulation Unit Value at end
   of period                          $0.767           $0.489               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.489           $0.395               --
  Accumulation Unit Value at end
   of period                          $0.767           $0.489               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.489           $0.395               --
  Accumulation Unit Value at end
   of period                          $0.765           $0.489               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         81               44               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD GLOBAL FINANCIAL
 SERVICES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.757           $0.949           $1.000
  Accumulation Unit Value at end
   of period                          $0.970           $0.757           $0.949
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        826              619              223
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.756           $0.948           $1.000
  Accumulation Unit Value at end
   of period                          $0.966           $0.756           $0.948
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         28               31               17
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.755           $0.948           $1.000
  Accumulation Unit Value at end
   of period                          $0.965           $0.755           $0.948
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         78              172              131
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.753           $0.753               --
  Accumulation Unit Value at end
   of period                          $0.961           $0.753               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,220              257               --
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.753           $0.947           $1.000
  Accumulation Unit Value at end
   of period                          $0.961           $0.753           $0.947
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,220              257               20

12                                           HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.139           $1.054           $0.976
  Accumulation Unit Value at end
   of period                          $1.346           $1.139           $1.054
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         71               81               84
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.139           $1.054           $0.959
  Accumulation Unit Value at end
   of period                          $1.346           $1.139           $1.054
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         71               81               84
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.137           $1.053           $0.958
  Accumulation Unit Value at end
   of period                          $1.343           $1.137           $1.053
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          1                1                1
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.132           $1.050           $0.974
  Accumulation Unit Value at end
   of period                          $1.336           $1.132           $1.050
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         61               63               63
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.131           $1.049           $0.973
  Accumulation Unit Value at end
   of period                          $1.334           $1.131           $1.049
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         46               61               69
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.131           $1.049           $0.956
  Accumulation Unit Value at end
   of period                          $1.334           $1.131           $1.049
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         46               61               69
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.127           $1.047           $0.973
  Accumulation Unit Value at end
   of period                          $1.328           $1.127           $1.047
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD GLOBAL HEALTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.916           $1.733           $1.563
  Accumulation Unit Value at end
   of period                          $2.094           $1.916           $1.733
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,914            2,116            2,408
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.900           $1.721           $1.554
  Accumulation Unit Value at end
   of period                          $2.073           $1.900           $1.721
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        352              386              403
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.897           $1.720           $1.554
  Accumulation Unit Value at end
   of period                          $2.070           $1.897           $1.720
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        205              236              358
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.881           $1.708           $1.545
  Accumulation Unit Value at end
   of period                          $2.049           $1.881           $1.708
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,899            2,089            2,441
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.881           $1.708           $1.545
  Accumulation Unit Value at end
   of period                          $2.049           $1.881           $1.708
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,899            2,089            2,441
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.871           $1.702           $1.600
  Accumulation Unit Value at end
   of period                          $2.035           $1.871           $1.702
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        349              363              393

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.753           $0.753               --
  Accumulation Unit Value at end
   of period                          $0.959           $0.753               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          4               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.752           $0.752               --
  Accumulation Unit Value at end
   of period                          $0.958           $0.752               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          2               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.752           $0.752               --
  Accumulation Unit Value at end
   of period                          $0.956           $0.752               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         62               22               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD GLOBAL HEALTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.201           $1.472           $1.466
  Accumulation Unit Value at end
   of period                          $1.563           $1.201           $1.472
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,552            3,030            2,420
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.197           $1.468           $1.464
  Accumulation Unit Value at end
   of period                          $1.554           $1.197           $1.468
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        426              474              428
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.197           $1.469           $1.383
  Accumulation Unit Value at end
   of period                          $1.554           $1.197           $1.469
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        418              301              256
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.192           $1.122               --
  Accumulation Unit Value at end
   of period                          $1.545           $1.192               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,996              828               --
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.192           $1.465           $1.382
  Accumulation Unit Value at end
   of period                          $1.545           $1.192           $1.465
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,996              828              223
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --

HARTFORD LIFE INSURANCE COMPANY                                           13

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.871           $1.702           $1.542
  Accumulation Unit Value at end
   of period                          $2.035           $1.871           $1.702
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        349              363              393
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.868           $1.699           $1.541
  Accumulation Unit Value at end
   of period                          $2.031           $1.868           $1.699
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         27               28               29
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.861           $1.695           $1.596
  Accumulation Unit Value at end
   of period                          $2.021           $1.861           $1.695
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        232              243              326
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.859           $1.693           $1.596
  Accumulation Unit Value at end
   of period                          $2.018           $1.859           $1.693
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        104              117              111
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.859           $1.693           $1.538
  Accumulation Unit Value at end
   of period                          $2.018           $1.859           $1.693
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        104              117              111
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.853           $1.691           $1.595
  Accumulation Unit Value at end
   of period                          $2.008           $1.853           $1.691
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD GLOBAL LEADERS HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.841           $0.834           $0.712
  Accumulation Unit Value at end
   of period                          $0.944           $0.841           $0.834
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      9,636           10,287           10,361
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.834           $0.828           $0.708
  Accumulation Unit Value at end
   of period                          $0.934           $0.834           $0.828
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,842            1,977            2,063
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.833           $0.827           $0.707
  Accumulation Unit Value at end
   of period                          $0.933           $0.833           $0.827
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        945            1,030            1,038
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.826           $0.821           $0.703
  Accumulation Unit Value at end
   of period                          $0.923           $0.826           $0.821
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      9,679            9,732           10,779
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.826           $0.821           $0.703
  Accumulation Unit Value at end
   of period                          $0.923           $0.826           $0.821
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      9,679            9,732           10,779
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.821           $0.818           $0.728
  Accumulation Unit Value at end
   of period                          $0.917           $0.821           $0.818
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      8,846            9,424            7,185
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.821           $0.818           $0.702
  Accumulation Unit Value at end
   of period                          $0.917           $0.821           $0.818
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      8,846            9,424            7,185

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.191           $1.122               --
  Accumulation Unit Value at end
   of period                          $1.542           $1.191               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        149               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.191           $1.122               --
  Accumulation Unit Value at end
   of period                          $1.541           $1.191               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         28                1               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.190           $1.121               --
  Accumulation Unit Value at end
   of period                          $1.538           $1.190               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         77               12               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD GLOBAL LEADERS HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.534           $0.675           $0.822
  Accumulation Unit Value at end
   of period                          $0.712           $0.534           $0.675
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      7,563            9,391            8,399
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.532           $0.673           $0.821
  Accumulation Unit Value at end
   of period                          $0.708           $0.532           $0.673
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,156            2,280            1,509
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.532           $0.673           $0.813
  Accumulation Unit Value at end
   of period                          $0.707           $0.532           $0.673
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        778            1,066              941
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.530           $0.517               --
  Accumulation Unit Value at end
   of period                          $0.703           $0.530               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      9,133            2,453               --
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.530           $0.671           $0.812
  Accumulation Unit Value at end
   of period                          $0.703           $0.530           $0.671
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      9,133            2,453              873
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.529           $0.517               --
  Accumulation Unit Value at end
   of period                          $0.702           $0.529               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        190               70               --

14                                           HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.820           $0.817           $0.701
  Accumulation Unit Value at end
   of period                          $0.915           $0.820           $0.817
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        316              341              352
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.817           $0.815           $0.726
  Accumulation Unit Value at end
   of period                          $0.911           $0.817           $0.815
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        739              635              595
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.816           $0.814           $0.726
  Accumulation Unit Value at end
   of period                          $0.909           $0.816           $0.814
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        247              315              298
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.816           $0.814           $0.700
  Accumulation Unit Value at end
   of period                          $0.909           $0.816           $0.814
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        247              315              298
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.813           $0.813           $0.725
  Accumulation Unit Value at end
   of period                          $0.905           $0.813           $0.813
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD GLOBAL TECHNOLOGY HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.491           $0.450           $0.451
  Accumulation Unit Value at end
   of period                          $0.533           $0.491           $0.450
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,132            3,455            3,944
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.487           $0.447           $0.449
  Accumulation Unit Value at end
   of period                          $0.528           $0.487           $0.447
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        548              591              644
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.487           $0.446           $0.449
  Accumulation Unit Value at end
   of period                          $0.527           $0.487           $0.446
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        203              212              314
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.483           $0.443           $0.446
  Accumulation Unit Value at end
   of period                          $0.522           $0.483           $0.443
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,912            3,298            3,955
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.483           $0.443           $0.446
  Accumulation Unit Value at end
   of period                          $0.522           $0.483           $0.443
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,912            3,298            3,955
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.480           $0.441           $0.464
  Accumulation Unit Value at end
   of period                          $0.518           $0.480           $0.441
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        651              701              913
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.480           $0.441           $0.445
  Accumulation Unit Value at end
   of period                          $0.518           $0.480           $0.441
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        651              701              913
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.479           $0.441           $0.445
  Accumulation Unit Value at end
   of period                          $0.517           $0.479           $0.441
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          5                5                6

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.529           $0.517               --
  Accumulation Unit Value at end
   of period                          $0.701           $0.529               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        358              176               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.529           $0.517               --
  Accumulation Unit Value at end
   of period                          $0.700           $0.529               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        183                9               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD GLOBAL TECHNOLOGY HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.284           $0.470           $0.620
  Accumulation Unit Value at end
   of period                          $0.451           $0.284           $0.470
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,193            4,076            3,429
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.283           $0.469           $0.619
  Accumulation Unit Value at end
   of period                          $0.449           $0.283           $0.469
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        778              852              832
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.283           $0.470           $0.727
  Accumulation Unit Value at end
   of period                          $0.449           $0.283           $0.470
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        408              387              380
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.282           $0.255               --
  Accumulation Unit Value at end
   of period                          $0.446           $0.282               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,704            1,235               --
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.282           $0.468           $0.726
  Accumulation Unit Value at end
   of period                          $0.446           $0.282           $0.468
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,704            1,235              532
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.282           $0.255               --
  Accumulation Unit Value at end
   of period                          $0.445           $0.282               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        500               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.282           $0.255               --
  Accumulation Unit Value at end
   of period                          $0.445           $0.282               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          6                3               --

HARTFORD LIFE INSURANCE COMPANY                                           15

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.477           $0.440           $0.463
  Accumulation Unit Value at end
   of period                          $0.515           $0.477           $0.440
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        132              125              261
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.477           $0.439           $0.462
  Accumulation Unit Value at end
   of period                          $0.514           $0.477           $0.439
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        165              274              248
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.477           $0.439           $0.444
  Accumulation Unit Value at end
   of period                          $0.514           $0.477           $0.439
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        165              274              248
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.475           $0.439           $0.462
  Accumulation Unit Value at end
   of period                          $0.511           $0.475           $0.439
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          1               --               --
HARTFORD GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.272           $1.236           $1.118
  Accumulation Unit Value at end
   of period                          $1.308           $1.272           $1.236
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,322            3,109            2,968
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.265           $1.231           $1.115
  Accumulation Unit Value at end
   of period                          $1.299           $1.265           $1.231
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        121              120               72
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.263           $1.229           $1.114
  Accumulation Unit Value at end
   of period                          $1.296           $1.263           $1.229
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        122              147              223
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.256           $1.225           $1.111
  Accumulation Unit Value at end
   of period                          $1.287           $1.256           $1.225
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      8,094            9,996            9,502
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.256           $1.225           $1.111
  Accumulation Unit Value at end
   of period                          $1.287           $1.256           $1.225
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      8,094            9,996            9,502
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.249           $1.220           $1.143
  Accumulation Unit Value at end
   of period                          $1.279           $1.249           $1.220
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,931            2,062            1,618
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.249           $1.220           $1.109
  Accumulation Unit Value at end
   of period                          $1.279           $1.249           $1.220
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,931            2,062            1,618
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.247           $1.219           $1.108
  Accumulation Unit Value at end
   of period                          $1.276           $1.247           $1.219
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         20               18                2
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.242           $1.215           $1.140
  Accumulation Unit Value at end
   of period                          $1.270           $1.242           $1.215
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        257              210              187

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.282           $0.255               --
  Accumulation Unit Value at end
   of period                          $0.444           $0.282               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        172               25               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.856           $0.976               --
  Accumulation Unit Value at end
   of period                          $1.118           $0.856               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,039              503               --
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.855           $1.000               --
  Accumulation Unit Value at end
   of period                          $1.115           $0.855               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         61               30               --
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.855           $1.000               --
  Accumulation Unit Value at end
   of period                          $1.114           $0.855               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        211               55               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.854           $0.767               --
  Accumulation Unit Value at end
   of period                          $1.111           $0.854               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      8,904              996               --
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.854           $1.000               --
  Accumulation Unit Value at end
   of period                          $1.111           $0.854               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      8,904              996               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.853           $0.767               --
  Accumulation Unit Value at end
   of period                          $1.109           $0.853               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        209               12               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.853           $0.767               --
  Accumulation Unit Value at end
   of period                          $1.108           $0.853               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         10               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --

16                                           HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.241           $1.214           $1.140
  Accumulation Unit Value at end
   of period                          $1.267           $1.241           $1.214
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        893              858              909
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.241           $1.214           $1.106
  Accumulation Unit Value at end
   of period                          $1.267           $1.241           $1.214
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        893              858              909
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.237           $1.212           $1.140
  Accumulation Unit Value at end
   of period                          $1.262           $1.237           $1.212
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         23               24               --
HARTFORD GROWTH OPPORTUNITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.427           $1.248           $1.083
  Accumulation Unit Value at end
   of period                          $1.572           $1.427           $1.248
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,879            3,389            2,037
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.419           $1.243           $1.080
  Accumulation Unit Value at end
   of period                          $1.561           $1.419           $1.243
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        545              533              135
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.416           $1.241           $1.079
  Accumulation Unit Value at end
   of period                          $1.557           $1.416           $1.241
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        424              317               31
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.408           $1.236           $1.077
  Accumulation Unit Value at end
   of period                          $1.546           $1.408           $1.236
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      7,040            7,330            6,531
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.408           $1.236           $1.077
  Accumulation Unit Value at end
   of period                          $1.546           $1.408           $1.236
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      7,040            7,330            6,531
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.401           $1.232           $1.106
  Accumulation Unit Value at end
   of period                          $1.536           $1.401           $1.232
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,601            4,541            1,612
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.401           $1.232           $1.074
  Accumulation Unit Value at end
   of period                          $1.536           $1.401           $1.232
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,601            4,541            1,612
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.399           $1.230           $1.074
  Accumulation Unit Value at end
   of period                          $1.533           $1.399           $1.230
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        263              263              215
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.394           $1.227           $1.103
  Accumulation Unit Value at end
   of period                          $1.526           $1.394           $1.227
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        355              307              260
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.392           $1.226           $1.102
  Accumulation Unit Value at end
   of period                          $1.523           $1.392           $1.226
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        225              233              136

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.853           $0.767               --
  Accumulation Unit Value at end
   of period                          $1.106           $0.853               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        509              159               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD GROWTH OPPORTUNITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.766           $0.986               --
  Accumulation Unit Value at end
   of period                          $1.083           $0.766               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,090              193               --
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.765           $0.986               --
  Accumulation Unit Value at end
   of period                          $1.080           $0.765               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        119               26               --
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.765           $0.986               --
  Accumulation Unit Value at end
   of period                          $1.079           $0.765               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.764           $0.716               --
  Accumulation Unit Value at end
   of period                          $1.077           $0.764               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      5,248              541               --
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.764           $0.986               --
  Accumulation Unit Value at end
   of period                          $1.077           $0.764               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      5,248              541               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.764           $0.715               --
  Accumulation Unit Value at end
   of period                          $1.074           $0.764               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         94               21               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.764           $0.715               --
  Accumulation Unit Value at end
   of period                          $1.074           $0.764               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        198              114               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --

HARTFORD LIFE INSURANCE COMPANY                                           17

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.392           $1.226           $1.071
  Accumulation Unit Value at end
   of period                          $1.523           $1.392           $1.226
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        225              233              136
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.388           $1.224           $1.102
  Accumulation Unit Value at end
   of period                          $1.516           $1.388           $1.224
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD HIGH YIELD HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.197           $1.192           $1.129
  Accumulation Unit Value at end
   of period                          $1.308           $1.197           $1.192
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      6,868            7,339            8,610
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.186           $1.183           $1.122
  Accumulation Unit Value at end
   of period                          $1.295           $1.186           $1.183
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        589              615              690
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.185           $1.183           $1.122
  Accumulation Unit Value at end
   of period                          $1.292           $1.185           $1.183
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        394              412              986
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.175           $1.174           $1.116
  Accumulation Unit Value at end
   of period                          $1.279           $1.175           $1.174
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     10,693           11,363           13,170
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.175           $1.174           $1.116
  Accumulation Unit Value at end
   of period                          $1.279           $1.175           $1.174
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     10,693           11,363           13,170
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.169           $1.170           $1.124
  Accumulation Unit Value at end
   of period                          $1.271           $1.169           $1.170
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,037            3,217            2,833
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.169           $1.170           $1.114
  Accumulation Unit Value at end
   of period                          $1.271           $1.169           $1.170
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,037            3,217            2,833
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.167           $1.169           $1.113
  Accumulation Unit Value at end
   of period                          $1.268           $1.167           $1.169
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        231              231              223
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.162           $1.165           $1.121
  Accumulation Unit Value at end
   of period                          $1.262           $1.162           $1.165
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        607              618              713
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.161           $1.164           $1.120
  Accumulation Unit Value at end
   of period                          $1.260           $1.161           $1.164
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        213              239              275
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.161           $1.164           $1.110
  Accumulation Unit Value at end
   of period                          $1.260           $1.161           $1.164
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        213              239              275

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.763           $0.715               --
  Accumulation Unit Value at end
   of period                          $1.071           $0.763               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        130               39               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD HIGH YIELD HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.932           $1.018           $1.008
  Accumulation Unit Value at end
   of period                          $1.129           $0.932           $1.018
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      8,414            6,199            3,538
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.928           $1.016           $1.006
  Accumulation Unit Value at end
   of period                          $1.122           $0.928           $1.016
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        869              676              375
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.929           $1.017           $1.064
  Accumulation Unit Value at end
   of period                          $1.122           $0.929           $1.017
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        542              430              480
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.925           $0.881               --
  Accumulation Unit Value at end
   of period                          $1.116           $0.925               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     11,386            2,201               --
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.925           $1.014           $1.063
  Accumulation Unit Value at end
   of period                          $1.116           $0.925           $1.014
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     11,386            2,201              359
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.924           $0.881               --
  Accumulation Unit Value at end
   of period                          $1.114           $0.924               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        762              133               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.924           $0.881               --
  Accumulation Unit Value at end
   of period                          $1.113           $0.924               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        203              127               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.923           $0.881               --
  Accumulation Unit Value at end
   of period                          $1.110           $0.923               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        281               95               --

18                                           HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.157           $1.163           $1.120
  Accumulation Unit Value at end
   of period                          $1.254           $1.157           $1.163
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          8                8                8
HARTFORD INDEX HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.870           $0.847           $0.780
  Accumulation Unit Value at end
   of period                          $0.988           $0.870           $0.847
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     11,674           12,776           12,746
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.863           $0.841           $0.776
  Accumulation Unit Value at end
   of period                          $0.978           $0.863           $0.841
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        942            1,054            1,132
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.862           $0.840           $0.776
  Accumulation Unit Value at end
   of period                          $0.976           $0.862           $0.840
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        852              857            1,165
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.854           $0.834           $0.771
  Accumulation Unit Value at end
   of period                          $0.966           $0.854           $0.834
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      9,454           11,072           10,802
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.854           $0.834           $0.771
  Accumulation Unit Value at end
   of period                          $0.966           $0.854           $0.834
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      9,454           11,072           10,802
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.850           $0.831           $0.782
  Accumulation Unit Value at end
   of period                          $0.960           $0.850           $0.831
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,125            2,676            2,071
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.850           $0.831           $0.770
  Accumulation Unit Value at end
   of period                          $0.960           $0.850           $0.831
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,125            2,676            2,071
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.848           $0.830           $0.769
  Accumulation Unit Value at end
   of period                          $0.958           $0.848           $0.830
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         73               73               97
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.845           $0.828           $0.780
  Accumulation Unit Value at end
   of period                          $0.953           $0.845           $0.828
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        750              752              869
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.844           $0.827           $0.780
  Accumulation Unit Value at end
   of period                          $0.951           $0.844           $0.827
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         64               89               91
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.844           $0.827           $0.768
  Accumulation Unit Value at end
   of period                          $0.951           $0.844           $0.827
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         64               89               91
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.841           $0.826           $0.780
  Accumulation Unit Value at end
   of period                          $0.947           $0.841           $0.826
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD INDEX HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.619           $0.812           $0.942
  Accumulation Unit Value at end
   of period                          $0.780           $0.619           $0.812
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     13,018           12,975            9,109
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.617           $0.810           $0.941
  Accumulation Unit Value at end
   of period                          $0.776           $0.617           $0.810
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,235            1,473            1,353
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.617           $0.811           $0.972
  Accumulation Unit Value at end
   of period                          $0.776           $0.617           $0.811
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,141            1,398              846
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.614           $0.584               --
  Accumulation Unit Value at end
   of period                          $0.771           $0.614               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     10,519            5,380               --
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.614           $0.809           $0.971
  Accumulation Unit Value at end
   of period                          $0.771           $0.614           $0.809
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     10,519            5,380              426
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.614           $0.584               --
  Accumulation Unit Value at end
   of period                          $0.770           $0.614               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        239              114               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.614           $0.584               --
  Accumulation Unit Value at end
   of period                          $0.769           $0.614               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         95                1               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.614           $0.584               --
  Accumulation Unit Value at end
   of period                          $0.768           $0.614               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         95               45               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --

HARTFORD LIFE INSURANCE COMPANY                                           19

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
HARTFORD INTERNATIONAL CAPITAL
 APPRECIATION HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.318           $1.263           $1.030
  Accumulation Unit Value at end
   of period                          $1.608           $1.318           $1.263
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      5,862            5,041            3,625
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.309           $1.256           $1.026
  Accumulation Unit Value at end
   of period                          $1.595           $1.309           $1.256
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        330              266              138
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.306           $1.254           $1.025
  Accumulation Unit Value at end
   of period                          $1.590           $1.306           $1.254
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        623              467              256
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.297           $1.247           $1.021
  Accumulation Unit Value at end
   of period                          $1.577           $1.297           $1.247
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      8,047            9,208            7,110
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.297           $1.247           $1.021
  Accumulation Unit Value at end
   of period                          $1.577           $1.297           $1.247
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      8,047            9,208            7,110
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.290           $1.243           $1.059
  Accumulation Unit Value at end
   of period                          $1.566           $1.290           $1.243
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,885            3,753            2,174
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.290           $1.243           $1.018
  Accumulation Unit Value at end
   of period                          $1.566           $1.290           $1.243
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,885            3,753            2,174
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.288           $1.241           $1.018
  Accumulation Unit Value at end
   of period                          $1.563           $1.288           $1.241
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        383              380              334
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.283           $1.238           $1.056
  Accumulation Unit Value at end
   of period                          $1.555           $1.283           $1.238
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        503              359              216
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.282           $1.237           $1.056
  Accumulation Unit Value at end
   of period                          $1.553           $1.282           $1.237
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        240              210              175
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.282           $1.237           $1.016
  Accumulation Unit Value at end
   of period                          $1.553           $1.282           $1.237
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        240              210              175
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.278           $1.235           $1.056
  Accumulation Unit Value at end
   of period                          $1.546           $1.278           $1.235
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.873           $0.775           $0.667
  Accumulation Unit Value at end
   of period                          $1.068           $0.873           $0.775
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      9,017            8,065            6,098

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
HARTFORD INTERNATIONAL CAPITAL
 APPRECIATION HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.694           $0.852           $1.000
  Accumulation Unit Value at end
   of period                          $1.030           $0.694           $0.852
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,429              963              387
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.692           $0.851           $1.000
  Accumulation Unit Value at end
   of period                          $1.026           $0.692           $0.851
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        105               96               10
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.692           $0.851           $1.000
  Accumulation Unit Value at end
   of period                          $1.025           $0.692           $0.851
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        161              153               40
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.690           $0.705               --
  Accumulation Unit Value at end
   of period                          $1.021           $0.690               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,943              748               --
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.690           $0.850           $1.000
  Accumulation Unit Value at end
   of period                          $1.021           $0.690           $0.850
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,943              748               54
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.689           $0.705               --
  Accumulation Unit Value at end
   of period                          $1.018           $0.689               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        215               10               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.689           $0.705               --
  Accumulation Unit Value at end
   of period                          $1.018           $0.689               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        361              231               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.689           $0.705               --
  Accumulation Unit Value at end
   of period                          $1.016           $0.689               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        160               14               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.510           $0.632           $0.791
  Accumulation Unit Value at end
   of period                          $0.667           $0.510           $0.632
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,627            3,788            2,788

20                                           HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.866           $0.769           $0.664
  Accumulation Unit Value at end
   of period                          $1.058           $0.866           $0.769
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        648              639              620
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.865           $0.769           $0.664
  Accumulation Unit Value at end
   of period                          $1.056           $0.865           $0.769
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,151            1,125              746
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.857           $0.763           $0.660
  Accumulation Unit Value at end
   of period                          $1.045           $0.857           $0.763
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     10,070            8,661            6,969
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.857           $0.763           $0.660
  Accumulation Unit Value at end
   of period                          $1.045           $0.857           $0.763
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     10,070            8,661            6,969
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.853           $0.761           $0.665
  Accumulation Unit Value at end
   of period                          $1.038           $0.853           $0.761
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     12,734           13,202            9,597
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.853           $0.761           $0.658
  Accumulation Unit Value at end
   of period                          $1.038           $0.853           $0.761
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     12,734           13,202            9,597
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.851           $0.760           $0.658
  Accumulation Unit Value at end
   of period                          $1.036           $0.851           $0.760
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         37               18               18
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.848           $0.758           $0.664
  Accumulation Unit Value at end
   of period                          $1.031           $0.848           $0.758
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        828              666              585
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.847           $0.757           $0.663
  Accumulation Unit Value at end
   of period                          $1.029           $0.847           $0.757
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         77               79               78
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.847           $0.757           $0.657
  Accumulation Unit Value at end
   of period                          $1.029           $0.847           $0.757
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         77               79               78
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.151           $1.030           $0.904
  Accumulation Unit Value at end
   of period                          $1.397           $1.151           $1.030
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD INTERNATIONAL SMALL
 COMPANY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.759           $1.508           $1.312
  Accumulation Unit Value at end
   of period                          $2.236           $1.759           $1.508
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,990            1,591            1,142
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.746           $1.500           $1.306
  Accumulation Unit Value at end
   of period                          $2.217           $1.746           $1.500
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        143               95               48

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.508           $0.630           $0.790
  Accumulation Unit Value at end
   of period                          $0.664           $0.508           $0.630
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        592              646              613
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.508           $0.631           $0.785
  Accumulation Unit Value at end
   of period                          $0.664           $0.508           $0.631
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        542              584              200
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.506           $0.515               --
  Accumulation Unit Value at end
   of period                          $0.660           $0.506               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,163            1,295               --
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.506           $0.629           $0.784
  Accumulation Unit Value at end
   of period                          $0.660           $0.506           $0.629
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,163            1,295              148
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.506           $0.515               --
  Accumulation Unit Value at end
   of period                          $0.658           $0.506               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        118               70               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.506           $0.515               --
  Accumulation Unit Value at end
   of period                          $0.658           $0.506               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.505           $0.515               --
  Accumulation Unit Value at end
   of period                          $0.657           $0.505               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         52               20               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD INTERNATIONAL SMALL
 COMPANY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.868           $0.930           $1.000
  Accumulation Unit Value at end
   of period                          $1.312           $0.868           $0.930
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        770              478               33
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.866           $0.929           $1.000
  Accumulation Unit Value at end
   of period                          $1.306           $0.866           $0.929
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         44               --               --

HARTFORD LIFE INSURANCE COMPANY                                           21

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.742           $1.497           $1.305
  Accumulation Unit Value at end
   of period                          $2.211           $1.742           $1.497
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        176              128               89
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.730           $1.489           $1.299
  Accumulation Unit Value at end
   of period                          $2.192           $1.730           $1.489
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,549            3,139            1,955
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.730           $1.489           $1.299
  Accumulation Unit Value at end
   of period                          $2.192           $1.730           $1.489
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,549            3,139            1,955
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.721           $1.484           $1.325
  Accumulation Unit Value at end
   of period                          $2.178           $1.721           $1.484
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        909              972              471
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.721           $1.484           $1.297
  Accumulation Unit Value at end
   of period                          $2.178           $1.721           $1.484
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        909              972              471
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.718           $1.482           $1.296
  Accumulation Unit Value at end
   of period                          $2.173           $1.718           $1.482
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         59               55               43
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.712           $1.478           $1.321
  Accumulation Unit Value at end
   of period                          $2.163           $1.712           $1.478
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        198              164              112
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.710           $1.476           $1.321
  Accumulation Unit Value at end
   of period                          $2.159           $1.710           $1.476
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         74               58               39
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.710           $1.476           $1.293
  Accumulation Unit Value at end
   of period                          $2.159           $1.710           $1.476
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         74               58               39
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.704           $1.474           $1.321
  Accumulation Unit Value at end
   of period                          $2.149           $1.704           $1.474
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD MIDCAP HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.452           $1.264           $1.104
  Accumulation Unit Value at end
   of period                          $1.595           $1.452           $1.264
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      8,883            9,903           11,075
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.439           $1.255           $1.098
  Accumulation Unit Value at end
   of period                          $1.578           $1.439           $1.255
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,152            1,301            1,399
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.437           $1.254           $1.098
  Accumulation Unit Value at end
   of period                          $1.576           $1.437           $1.254
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        539              710              894

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.865           $0.928           $1.000
  Accumulation Unit Value at end
   of period                          $1.305           $0.865           $0.928
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         26               --               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.863           $0.903               --
  Accumulation Unit Value at end
   of period                          $1.299           $0.863               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,019              209               --
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.863           $0.927           $1.000
  Accumulation Unit Value at end
   of period                          $1.299           $0.863           $0.927
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,019              209                3
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.862           $0.903               --
  Accumulation Unit Value at end
   of period                          $1.297           $0.862               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         36               19               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.862           $0.903               --
  Accumulation Unit Value at end
   of period                          $1.296           $0.862               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         12               13               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.861           $0.903               --
  Accumulation Unit Value at end
   of period                          $1.293           $0.861               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         36               12               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD MIDCAP HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.816           $0.967           $1.020
  Accumulation Unit Value at end
   of period                          $1.104           $0.816           $0.967
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     12,236           14,807           19,363
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.813           $0.965           $1.019
  Accumulation Unit Value at end
   of period                          $1.098           $0.813           $0.965
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,662            1,902            2,443
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.813           $0.966           $1.031
  Accumulation Unit Value at end
   of period                          $1.098           $0.813           $0.966
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        962            1,259            1,588

22                                           HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.425           $1.245           $1.092
  Accumulation Unit Value at end
   of period                          $1.560           $1.425           $1.245
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,002            1,108            1,261
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.425           $1.245           $1.092
  Accumulation Unit Value at end
   of period                          $1.560           $1.425           $1.245
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,002            1,108            1,261
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.418           $1.241           $1.112
  Accumulation Unit Value at end
   of period                          $1.550           $1.418           $1.241
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        105              101              107
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.418           $1.241           $1.089
  Accumulation Unit Value at end
   of period                          $1.550           $1.418           $1.241
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        105              101              107
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.415           $1.239           $1.089
  Accumulation Unit Value at end
   of period                          $1.546           $1.415           $1.239
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         28               29               31
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.410           $1.236           $1.110
  Accumulation Unit Value at end
   of period                          $1.539           $1.410           $1.236
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         14               14               15
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.408           $1.235           $1.109
  Accumulation Unit Value at end
   of period                          $1.536           $1.408           $1.235
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         86               95               67
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.408           $1.235           $1.086
  Accumulation Unit Value at end
   of period                          $1.536           $1.408           $1.235
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         86               95               67
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.404           $1.233           $1.109
  Accumulation Unit Value at end
   of period                          $1.529           $1.404           $1.233
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD MIDCAP VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.474           $1.363           $1.192
  Accumulation Unit Value at end
   of period                          $1.708           $1.474           $1.363
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     11,497           13,399           14,699
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.463           $1.355           $1.187
  Accumulation Unit Value at end
   of period                          $1.693           $1.463           $1.355
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        765              978            1,067
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.460           $1.353           $1.185
  Accumulation Unit Value at end
   of period                          $1.689           $1.460           $1.353
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        857              904              979
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.450           $1.345           $1.181
  Accumulation Unit Value at end
   of period                          $1.674           $1.450           $1.345
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     16,775           20,546           22,476

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.809           $0.763               --
  Accumulation Unit Value at end
   of period                          $1.092           $0.809               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,390              972               --
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.809           $0.963           $1.029
  Accumulation Unit Value at end
   of period                          $1.092           $0.809           $0.963
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,390              972              952
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.809           $0.763               --
  Accumulation Unit Value at end
   of period                          $1.089           $0.809               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         24               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.809           $0.763               --
  Accumulation Unit Value at end
   of period                          $1.089           $0.809               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         32               22               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.808           $0.763               --
  Accumulation Unit Value at end
   of period                          $1.086           $0.808               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         53               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD MIDCAP VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.846           $0.989           $1.000
  Accumulation Unit Value at end
   of period                          $1.192           $0.846           $0.989
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     13,501           10,716            3,237
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.844           $0.988           $1.000
  Accumulation Unit Value at end
   of period                          $1.187           $0.844           $0.988
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,137              986               83
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.843           $0.988           $1.000
  Accumulation Unit Value at end
   of period                          $1.185           $0.843           $0.988
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,150            1,025              178
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.841           $0.817               --
  Accumulation Unit Value at end
   of period                          $1.181           $0.841               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     19,493            3,867               --

HARTFORD LIFE INSURANCE COMPANY                                           23

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.450           $1.345           $1.181
  Accumulation Unit Value at end
   of period                          $1.674           $1.450           $1.345
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     16,775           20,546           22,476
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.442           $1.340           $1.196
  Accumulation Unit Value at end
   of period                          $1.663           $1.442           $1.340
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,465            2,685            2,698
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.442           $1.340           $1.178
  Accumulation Unit Value at end
   of period                          $1.663           $1.442           $1.340
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,465            2,685            2,698
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.440           $1.339           $1.177
  Accumulation Unit Value at end
   of period                          $1.660           $1.440           $1.339
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        378              406              461
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.434           $1.335           $1.193
  Accumulation Unit Value at end
   of period                          $1.652           $1.434           $1.335
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,012            1,036            1,104
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.432           $1.334           $1.193
  Accumulation Unit Value at end
   of period                          $1.649           $1.432           $1.334
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        737              785              925
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.432           $1.334           $1.175
  Accumulation Unit Value at end
   of period                          $1.649           $1.432           $1.334
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        737              785              925
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.428           $1.332           $1.193
  Accumulation Unit Value at end
   of period                          $1.641           $1.428           $1.332
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD MONEY MARKET HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.051           $1.039           $1.047
  Accumulation Unit Value at end
   of period                          $1.082           $1.051           $1.039
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      8,542            9,596           11,184
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.042           $1.032           $1.041
  Accumulation Unit Value at end
   of period                          $1.071           $1.042           $1.032
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        637              512              716
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.040           $1.031           $1.041
  Accumulation Unit Value at end
   of period                          $1.069           $1.040           $1.031
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        575              870            1,064
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.031           $1.024           $1.035
  Accumulation Unit Value at end
   of period                          $1.058           $1.031           $1.024
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      8,855            7,892            8,317
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.031           $1.024           $1.035
  Accumulation Unit Value at end
   of period                          $1.058           $1.031           $1.024
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      8,855            7,892            8,317

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.841           $0.987           $1.000
  Accumulation Unit Value at end
   of period                          $1.181           $0.841           $0.987
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     19,493            3,867              178
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.841           $0.817               --
  Accumulation Unit Value at end
   of period                          $1.178           $0.841               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        855              203               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.840           $0.817               --
  Accumulation Unit Value at end
   of period                          $1.177           $0.840               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        481              163               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.840           $0.817               --
  Accumulation Unit Value at end
   of period                          $1.175           $0.840               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        584               41               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD MONEY MARKET HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.057           $1.060           $1.037
  Accumulation Unit Value at end
   of period                          $1.047           $1.057           $1.060
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     13,559           25,240           18,761
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.053           $1.057           $1.036
  Accumulation Unit Value at end
   of period                          $1.041           $1.053           $1.057
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        903            3,550            3,371
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.053           $1.058           $1.040
  Accumulation Unit Value at end
   of period                          $1.041           $1.053           $1.058
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,421            2,589            1,049
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.049           $1.052               --
  Accumulation Unit Value at end
   of period                          $1.035           $1.049               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      9,562            5,325               --
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.049           $1.055           $1.039
  Accumulation Unit Value at end
   of period                          $1.035           $1.049           $1.055
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      9,562            5,325            1,351

24                                           HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.026           $1.020           $1.032
  Accumulation Unit Value at end
   of period                          $1.051           $1.026           $1.020
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,675            3,943            3,036
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.026           $1.020           $1.033
  Accumulation Unit Value at end
   of period                          $1.051           $1.026           $1.020
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,675            3,943            3,036
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.024           $1.019           $1.032
  Accumulation Unit Value at end
   of period                          $1.049           $1.024           $1.019
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        205              277              368
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.021           $1.016           $1.029
  Accumulation Unit Value at end
   of period                          $1.044           $1.021           $1.016
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        664              901              678
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.019           $1.015           $1.028
  Accumulation Unit Value at end
   of period                          $1.042           $1.019           $1.015
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        964              733              446
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.019           $1.015           $1.030
  Accumulation Unit Value at end
   of period                          $1.042           $1.019           $1.015
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        964              733              446
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.966           $0.963           $0.977
  Accumulation Unit Value at end
   of period                          $0.986           $0.966           $0.963
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         17               --               --
HARTFORD MORTGAGE SECURITIES HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.261           $1.253           $1.224
  Accumulation Unit Value at end
   of period                          $1.298           $1.261           $1.253
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      5,091            6,261            6,918
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.250           $1.244           $1.217
  Accumulation Unit Value at end
   of period                          $1.284           $1.250           $1.244
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        307              355              493
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.249           $1.243           $1.217
  Accumulation Unit Value at end
   of period                          $1.282           $1.249           $1.243
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        199              213              202
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.238           $1.234           $1.210
  Accumulation Unit Value at end
   of period                          $1.269           $1.238           $1.234
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      5,247            6,933            7,565
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.238           $1.234           $1.210
  Accumulation Unit Value at end
   of period                          $1.269           $1.238           $1.234
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      5,247            6,933            7,565
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.231           $1.230           $1.214
  Accumulation Unit Value at end
   of period                          $1.261           $1.231           $1.230
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,075            1,258            1,114

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.048           $1.052               --
  Accumulation Unit Value at end
   of period                          $1.033           $1.048               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        481              214               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.048           $1.052               --
  Accumulation Unit Value at end
   of period                          $1.032           $1.048               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        302               10               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.047           $1.052               --
  Accumulation Unit Value at end
   of period                          $1.030           $1.047               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        581              278               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD MORTGAGE SECURITIES HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.217           $1.144           $1.082
  Accumulation Unit Value at end
   of period                          $1.224           $1.217           $1.144
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      7,923           12,981            3,970
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.212           $1.141           $1.081
  Accumulation Unit Value at end
   of period                          $1.217           $1.212           $1.141
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        561            1,079              661
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.212           $1.142           $1.091
  Accumulation Unit Value at end
   of period                          $1.217           $1.212           $1.142
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        208              211               38
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.207           $1.191               --
  Accumulation Unit Value at end
   of period                          $1.210           $1.207               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      7,579            2,992               --
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.207           $1.139           $1.089
  Accumulation Unit Value at end
   of period                          $1.210           $1.207           $1.139
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      7,579            2,992              332
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --

HARTFORD LIFE INSURANCE COMPANY                                           25

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.231           $1.230           $1.207
  Accumulation Unit Value at end
   of period                          $1.261           $1.231           $1.230
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,075            1,258            1,114
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.229           $1.228           $1.206
  Accumulation Unit Value at end
   of period                          $1.258           $1.229           $1.228
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         66               68               68
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.225           $1.225           $1.210
  Accumulation Unit Value at end
   of period                          $1.252           $1.225           $1.225
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        358              351              394
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.223           $1.224           $1.210
  Accumulation Unit Value at end
   of period                          $1.250           $1.223           $1.224
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        144              189              196
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.223           $1.224           $1.204
  Accumulation Unit Value at end
   of period                          $1.250           $1.223           $1.224
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        144              189              196
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.219           $1.222           $1.210
  Accumulation Unit Value at end
   of period                          $1.244           $1.219           $1.222
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --                3
HARTFORD SMALLCAP GROWTH HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.336           $1.223           $1.078
  Accumulation Unit Value at end
   of period                          $1.403           $1.336           $1.223
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,717            4,858            4,224
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.328           $1.218           $1.075
  Accumulation Unit Value at end
   of period                          $1.393           $1.328           $1.218
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        317              297              162
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.326           $1.217           $1.074
  Accumulation Unit Value at end
   of period                          $1.390           $1.326           $1.217
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        473              348              139
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.319           $1.212           $1.072
  Accumulation Unit Value at end
   of period                          $1.381           $1.319           $1.212
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      8,050            9,163            9,023
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.319           $1.212           $1.072
  Accumulation Unit Value at end
   of period                          $1.381           $1.319           $1.212
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      8,050            9,163            9,023
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.312           $1.208           $1.131
  Accumulation Unit Value at end
   of period                          $1.371           $1.312           $1.208
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      5,630            5,449            3,960
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.312           $1.208           $1.069
  Accumulation Unit Value at end
   of period                          $1.371           $1.312           $1.208
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      5,630            5,449            3,960

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.206           $1.191               --
  Accumulation Unit Value at end
   of period                          $1.207           $1.206               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        236               57               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.206           $1.191               --
  Accumulation Unit Value at end
   of period                          $1.206           $1.206               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         69               12               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.205           $1.191               --
  Accumulation Unit Value at end
   of period                          $1.204           $1.205               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        163              108               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD SMALLCAP GROWTH HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.731           $0.932               --
  Accumulation Unit Value at end
   of period                          $1.078           $0.731               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,085              546               --
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.730           $0.932               --
  Accumulation Unit Value at end
   of period                          $1.075           $0.730               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        164               --               --
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.730           $0.932               --
  Accumulation Unit Value at end
   of period                          $1.074           $0.730               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         81                9               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.729           $0.674               --
  Accumulation Unit Value at end
   of period                          $1.072           $0.729               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      6,237            1,037               --
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.729           $0.932               --
  Accumulation Unit Value at end
   of period                          $1.072           $0.729               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      6,237            1,037               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.728           $0.673               --
  Accumulation Unit Value at end
   of period                          $1.069           $0.728               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        255               67               --

26                                           HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.310           $1.206           $1.069
  Accumulation Unit Value at end
   of period                          $1.368           $1.310           $1.206
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        290              279              289
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.305           $1.203           $1.128
  Accumulation Unit Value at end
   of period                          $1.362           $1.305           $1.203
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        598              586              502
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.303           $1.202           $1.128
  Accumulation Unit Value at end
   of period                          $1.359           $1.303           $1.202
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        126              126              150
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.303           $1.202           $1.066
  Accumulation Unit Value at end
   of period                          $1.359           $1.303           $1.202
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        126              126              150
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.299           $1.200           $1.128
  Accumulation Unit Value at end
   of period                          $1.353           $1.299           $1.200
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD SMALL COMPANY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.827           $0.695           $0.630
  Accumulation Unit Value at end
   of period                          $0.931           $0.827           $0.695
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     10,008           11,104           12,009
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.820           $0.690           $0.627
  Accumulation Unit Value at end
   of period                          $0.921           $0.820           $0.690
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,007            1,072            1,190
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.819           $0.690           $0.627
  Accumulation Unit Value at end
   of period                          $0.920           $0.819           $0.690
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        947              939            1,146
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.812           $0.685           $0.623
  Accumulation Unit Value at end
   of period                          $0.910           $0.812           $0.685
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      9,371           10,466           12,181
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.812           $0.685           $0.623
  Accumulation Unit Value at end
   of period                          $0.910           $0.812           $0.685
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      9,371           10,466           12,181
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.808           $0.682           $0.646
  Accumulation Unit Value at end
   of period                          $0.904           $0.808           $0.682
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,872            2,057            2,230
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.808           $0.682           $0.622
  Accumulation Unit Value at end
   of period                          $0.904           $0.808           $0.682
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,872            2,057            2,230
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.806           $0.682           $0.621
  Accumulation Unit Value at end
   of period                          $0.902           $0.806           $0.682
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        143              144              157

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.728           $0.673               --
  Accumulation Unit Value at end
   of period                          $1.069           $0.728               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        264              143               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.728           $0.673               --
  Accumulation Unit Value at end
   of period                          $1.066           $0.728               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        139               49               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD SMALL COMPANY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.411           $0.600           $0.716
  Accumulation Unit Value at end
   of period                          $0.630           $0.411           $0.600
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     12,608           14,586           10,611
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.410           $0.598           $0.716
  Accumulation Unit Value at end
   of period                          $0.627           $0.410           $0.598
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,479            2,190            1,512
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.410           $0.599           $0.688
  Accumulation Unit Value at end
   of period                          $0.627           $0.410           $0.599
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,429            1,320              765
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.408           $0.399               --
  Accumulation Unit Value at end
   of period                          $0.623           $0.408               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     12,015            3,370               --
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.408           $0.597           $0.687
  Accumulation Unit Value at end
   of period                          $0.623           $0.408           $0.597
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     12,015            3,370              974
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.408           $0.399               --
  Accumulation Unit Value at end
   of period                          $0.622           $0.408               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        606              212               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.408           $0.399               --
  Accumulation Unit Value at end
   of period                          $0.621           $0.408               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        169              208               --

HARTFORD LIFE INSURANCE COMPANY                                           27

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.803           $0.680           $0.644
  Accumulation Unit Value at end
   of period                          $0.898           $0.803           $0.680
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        805              814              837
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.802           $0.679           $0.644
  Accumulation Unit Value at end
   of period                          $0.896           $0.802           $0.679
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        245              332              303
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.802           $0.679           $0.620
  Accumulation Unit Value at end
   of period                          $0.896           $0.802           $0.679
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        245              332              303
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.251           $1.061           $1.008
  Accumulation Unit Value at end
   of period                          $1.396           $1.251           $1.061
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD STOCK HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.852           $0.791           $0.772
  Accumulation Unit Value at end
   of period                          $0.960           $0.852           $0.791
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     31,021           34,121           35,860
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.845           $0.785           $0.768
  Accumulation Unit Value at end
   of period                          $0.951           $0.845           $0.785
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,180            3,421            3,558
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.844           $0.784           $0.767
  Accumulation Unit Value at end
   of period                          $0.949           $0.844           $0.784
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,174            3,930            4,280
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.836           $0.779           $0.763
  Accumulation Unit Value at end
   of period                          $0.940           $0.836           $0.779
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     24,349           26,273           27,553
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.836           $0.779           $0.763
  Accumulation Unit Value at end
   of period                          $0.940           $0.836           $0.779
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     24,349           26,273           27,553
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.832           $0.776           $0.764
  Accumulation Unit Value at end
   of period                          $0.933           $0.832           $0.776
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     17,579           17,894           13,267
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.832           $0.776           $0.761
  Accumulation Unit Value at end
   of period                          $0.933           $0.832           $0.776
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     17,579           17,894           13,267
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.831           $0.775           $0.761
  Accumulation Unit Value at end
   of period                          $0.931           $0.831           $0.775
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        750              745              757
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.828           $0.773           $0.762
  Accumulation Unit Value at end
   of period                          $0.927           $0.828           $0.773
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,597            1,682            1,653

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.407           $0.399               --
  Accumulation Unit Value at end
   of period                          $0.620           $0.407               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        164              100               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD STOCK HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.621           $0.833           $0.965
  Accumulation Unit Value at end
   of period                          $0.772           $0.621           $0.833
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     35,150           44,390           40,157
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.618           $0.831           $0.964
  Accumulation Unit Value at end
   of period                          $0.768           $0.618           $0.831
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,926            4,710            4,482
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.618           $0.832           $0.983
  Accumulation Unit Value at end
   of period                          $0.767           $0.618           $0.832
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,576            5,273            3,868
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.616           $0.583               --
  Accumulation Unit Value at end
   of period                          $0.763           $0.616               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     24,309           10,209               --
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.616           $0.830           $0.981
  Accumulation Unit Value at end
   of period                          $0.763           $0.616           $0.830
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     24,309           10,209            2,184
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.615           $0.583               --
  Accumulation Unit Value at end
   of period                          $0.761           $0.615               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        880              318               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.615           $0.583               --
  Accumulation Unit Value at end
   of period                          $0.761           $0.615               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        740              218               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --

28                                           HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.826           $0.772           $0.762
  Accumulation Unit Value at end
   of period                          $0.925           $0.826           $0.772
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        391              560              571
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.826           $0.772           $0.759
  Accumulation Unit Value at end
   of period                          $0.925           $0.826           $0.772
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        391              560              571
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.885           $0.828           $0.818
  Accumulation Unit Value at end
   of period                          $0.989           $0.885           $0.828
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          7               --               --
HARTFORD TOTAL RETURN BOND HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.387           $1.377           $1.339
  Accumulation Unit Value at end
   of period                          $1.429           $1.387           $1.377
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     21,714           20,460           19,481
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.375           $1.367           $1.331
  Accumulation Unit Value at end
   of period                          $1.414           $1.375           $1.367
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,244            1,373            1,543
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.373           $1.366           $1.331
  Accumulation Unit Value at end
   of period                          $1.412           $1.373           $1.366
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,982            1,735            1,435
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.361           $1.356           $1.323
  Accumulation Unit Value at end
   of period                          $1.398           $1.361           $1.356
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     25,464           24,861           24,721
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.361           $1.356           $1.323
  Accumulation Unit Value at end
   of period                          $1.398           $1.361           $1.356
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     25,464           24,861           24,721
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.354           $1.351           $1.329
  Accumulation Unit Value at end
   of period                          $1.388           $1.354           $1.351
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     15,247           15,526           11,334
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.354           $1.351           $1.320
  Accumulation Unit Value at end
   of period                          $1.388           $1.354           $1.351
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     15,247           15,526           11,334
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.352           $1.350           $1.319
  Accumulation Unit Value at end
   of period                          $1.385           $1.352           $1.350
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        431              444              419
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.347           $1.346           $1.326
  Accumulation Unit Value at end
   of period                          $1.379           $1.347           $1.346
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,452            1,551            1,427
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.345           $1.345           $1.325
  Accumulation Unit Value at end
   of period                          $1.376           $1.345           $1.345
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        591              594              624

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.615           $0.583               --
  Accumulation Unit Value at end
   of period                          $0.759           $0.615               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        557              300               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD TOTAL RETURN BOND HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.262           $1.166           $1.091
  Accumulation Unit Value at end
   of period                          $1.339           $1.262           $1.166
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     20,120           26,330           12,849
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.257           $1.163           $1.089
  Accumulation Unit Value at end
   of period                          $1.331           $1.257           $1.163
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,745            3,418            2,576
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.258           $1.164           $1.106
  Accumulation Unit Value at end
   of period                          $1.331           $1.258           $1.164
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,458            1,943            1,026
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.252           $1.186               --
  Accumulation Unit Value at end
   of period                          $1.323           $1.252               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     22,084            7,260               --
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.252           $1.161           $1.104
  Accumulation Unit Value at end
   of period                          $1.323           $1.252           $1.161
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     22,084            7,260            1,427
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.251           $1.186               --
  Accumulation Unit Value at end
   of period                          $1.320           $1.251               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,035              532               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.251           $1.186               --
  Accumulation Unit Value at end
   of period                          $1.319           $1.251               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        432              207               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --

HARTFORD LIFE INSURANCE COMPANY                                           29

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.345           $1.345           $1.317
  Accumulation Unit Value at end
   of period                          $1.376           $1.345           $1.345
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        591              594              624
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.195           $1.196           $1.181
  Accumulation Unit Value at end
   of period                          $1.221           $1.195           $1.196
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         26               27               31
HARTFORD U.S. GOVERNMENT
 SECURITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.076           $1.078           $1.074
  Accumulation Unit Value at end
   of period                          $1.100           $1.076           $1.078
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      9,491           12,202           12,605
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.070           $1.073           $1.071
  Accumulation Unit Value at end
   of period                          $1.093           $1.070           $1.073
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        643              643              441
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.068           $1.072           $1.070
  Accumulation Unit Value at end
   of period                          $1.090           $1.068           $1.072
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,106              803              639
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.062           $1.068           $1.068
  Accumulation Unit Value at end
   of period                          $1.082           $1.062           $1.068
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     21,366           25,975           27,469
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.062           $1.068           $1.068
  Accumulation Unit Value at end
   of period                          $1.082           $1.062           $1.068
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     21,366           25,975           27,469
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.057           $1.064           $1.069
  Accumulation Unit Value at end
   of period                          $1.075           $1.057           $1.064
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      9,617            9,586            6,350
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.057           $1.064           $1.065
  Accumulation Unit Value at end
   of period                          $1.075           $1.057           $1.064
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      9,617            9,586            6,350
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.055           $1.063           $1.065
  Accumulation Unit Value at end
   of period                          $1.073           $1.055           $1.063
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        427              505              536
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.051           $1.060           $1.066
  Accumulation Unit Value at end
   of period                          $1.068           $1.051           $1.060
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        544              569              476
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.050           $1.059           $1.066
  Accumulation Unit Value at end
   of period                          $1.066           $1.050           $1.059
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        557              600              793
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.050           $1.059           $1.062
  Accumulation Unit Value at end
   of period                          $1.066           $1.050           $1.059
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        557              600              793

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.250           $1.186               --
  Accumulation Unit Value at end
   of period                          $1.317           $1.250               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,592              212               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD U.S. GOVERNMENT
 SECURITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.069           $1.007               --
  Accumulation Unit Value at end
   of period                          $1.074           $1.069               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     15,668           10,231               --
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.068           $1.007               --
  Accumulation Unit Value at end
   of period                          $1.071           $1.068               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        592              600               --
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.068           $1.007               --
  Accumulation Unit Value at end
   of period                          $1.070           $1.068               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        521              756               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.067           $1.042               --
  Accumulation Unit Value at end
   of period                          $1.068           $1.067               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     29,237            6,193               --
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.067           $1.007               --
  Accumulation Unit Value at end
   of period                          $1.068           $1.067               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     29,237            6,193               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.066           $1.042               --
  Accumulation Unit Value at end
   of period                          $1.065           $1.066               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,284              401               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.066           $1.042               --
  Accumulation Unit Value at end
   of period                          $1.065           $1.066               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        769              723               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.065           $1.042               --
  Accumulation Unit Value at end
   of period                          $1.062           $1.065               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        788              300               --

30                                           HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.046           $1.057           $1.066
  Accumulation Unit Value at end
   of period                          $1.061           $1.046           $1.057
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.110           $1.045           $0.960
  Accumulation Unit Value at end
   of period                          $1.330           $1.110           $1.045
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      6,414            6,354            7,201
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.103           $1.039           $0.956
  Accumulation Unit Value at end
   of period                          $1.319           $1.103           $1.039
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        268              285              274
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.100           $1.037           $0.955
  Accumulation Unit Value at end
   of period                          $1.315           $1.100           $1.037
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        261              303              303
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.092           $1.031           $0.951
  Accumulation Unit Value at end
   of period                          $1.304           $1.092           $1.031
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      8,986            9,235            8,748
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.092           $1.031           $0.951
  Accumulation Unit Value at end
   of period                          $1.304           $1.092           $1.031
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      8,986            9,235            8,748
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.087           $1.027           $0.954
  Accumulation Unit Value at end
   of period                          $1.295           $1.087           $1.027
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,710            1,681            1,257
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.087           $1.027           $0.949
  Accumulation Unit Value at end
   of period                          $1.295           $1.087           $1.027
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,710            1,681            1,257
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.085           $1.026           $0.948
  Accumulation Unit Value at end
   of period                          $1.292           $1.085           $1.026
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         91               76               50
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.081           $1.023           $0.952
  Accumulation Unit Value at end
   of period                          $1.286           $1.081           $1.023
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        453              464              456
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.079           $1.023           $0.951
  Accumulation Unit Value at end
   of period                          $1.284           $1.079           $1.023
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        243              434              598
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.079           $1.023           $0.946
  Accumulation Unit Value at end
   of period                          $1.284           $1.079           $1.023
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        243              434              598
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.076           $1.021           $0.951
  Accumulation Unit Value at end
   of period                          $1.278           $1.076           $1.021
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               13               --

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
HARTFORD VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.759           $0.998           $1.000
  Accumulation Unit Value at end
   of period                          $0.960           $0.759           $0.998
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      6,626            4,127              918
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.757           $0.997           $1.000
  Accumulation Unit Value at end
   of period                          $0.956           $0.757           $0.997
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        245              164               19
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.756           $0.996           $1.000
  Accumulation Unit Value at end
   of period                          $0.955           $0.756           $0.996
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        407              237              163
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.755           $0.746               --
  Accumulation Unit Value at end
   of period                          $0.951           $0.755               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      7,298            1,463               --
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.755           $0.995           $1.000
  Accumulation Unit Value at end
   of period                          $0.951           $0.755           $0.995
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      7,298            1,463               91
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.754           $0.746               --
  Accumulation Unit Value at end
   of period                          $0.949           $0.754               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        367               88               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.754           $0.746               --
  Accumulation Unit Value at end
   of period                          $0.948           $0.754               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         56               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.753           $0.746               --
  Accumulation Unit Value at end
   of period                          $0.946           $0.753               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        471               58               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --

HARTFORD LIFE INSURANCE COMPANY                                           31

-------------------------------------------------------------------------------

                                                         AS OF DECEMBER 31,
SUB-ACCOUNT                             2006              2005              2004
--------------------------------------------------------------------------------------------
HARTFORD VALUE OPPORTUNITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                            $1.380            $1.296            $1.109
  Accumulation Unit Value at end of
   period                               $1.615            $1.380            $1.296
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                           3,186             2,291             1,209
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                            $1.372            $1.291            $1.106
  Accumulation Unit Value at end of
   period                               $1.604            $1.372            $1.291
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                           202               202                92
 WITH EARNINGS PROTECTION BENEFIT
  Accumulation Unit Value at beginning
   of period                            $1.370            $1.289            $1.105
  Accumulation Unit Value at end of
   period                               $1.600            $1.370            $1.289
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                           236               176                 8
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at beginning
   of period                            $1.362            $1.284            $1.102
  Accumulation Unit Value at end of
   period                               $1.589            $1.362            $1.284
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                           4,824             4,870             3,924
 WITH EARNINGS PROTECTION BENEFIT AND
  OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                            $1.362            $1.284            $1.102
  Accumulation Unit Value at end of
   period                               $1.589            $1.362            $1.284
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                           4,824             4,870             3,924
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                            $1.355            $1.279            $1.133
  Accumulation Unit Value at end of
   period                               $1.578            $1.355            $1.279
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                           2,406             2,387             1,334
 WITH OPTIONAL DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                            $1.355            $1.279            $1.100
  Accumulation Unit Value at end of
   period                               $1.578            $1.355            $1.279
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                           2,406             2,387             1,334
 WITH EARNINGS PROTECTION BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                            $1.353            $1.278            $1.099
  Accumulation Unit Value at end of
   period                               $1.575            $1.353            $1.278
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                            69                76                45
 WITH OPTIONAL DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                            $1.348            $1.274            $1.130
  Accumulation Unit Value at end of
   period                               $1.567            $1.348            $1.274
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                           302               290               218
 WITH EARNINGS PROTECTION BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                            $1.346            $1.273            $1.130
  Accumulation Unit Value at end of
   period                               $1.564            $1.346            $1.273
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                           156               156               110
 WITH OPTIONAL DEATH BENEFIT, EARNINGS
  PROTECTION BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                            $1.346            $1.273            $1.097
  Accumulation Unit Value at end of
   period                               $1.564            $1.346            $1.273
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                           156               156               110
 WITH OPTIONAL DEATH BENEFIT, EARNINGS
  PROTECTION BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                            $1.342            $1.271            $1.130
  Accumulation Unit Value at end of
   period                               $1.557            $1.342            $1.271
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                            --                --                --
JENNISON 20/20 FOCUS PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                            $1.258            $1.052            $0.925
  Accumulation Unit Value at end of
   period                               $1.408            $1.258            $1.052
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                           132                80                46

                                                   AS OF DECEMBER 31,
SUB-ACCOUNT                             2003              2002              2001
--------------------------------------  ----------------------------------------
HARTFORD VALUE OPPORTUNITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                            $0.795            $0.975             --
  Accumulation Unit Value at end of
   period                               $1.109            $0.795             --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                           775                56                --
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                            $0.794            $0.975             --
  Accumulation Unit Value at end of
   period                               $1.106            $0.794             --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                            53                26                --
 WITH EARNINGS PROTECTION BENEFIT
  Accumulation Unit Value at beginning
   of period                            $0.794            $0.975             --
  Accumulation Unit Value at end of
   period                               $1.105            $0.794             --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             8                --                --
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at beginning
   of period                            $0.793            $0.737             --
  Accumulation Unit Value at end of
   period                               $1.102            $0.793             --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                           2,892             310                --
 WITH EARNINGS PROTECTION BENEFIT AND
  OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                            $0.793            $0.975             --
  Accumulation Unit Value at end of
   period                               $1.102            $0.793             --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                           2,892             310                --
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                             --                --                --
  Accumulation Unit Value at end of
   period                                --                --                --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                            --                --                --
 WITH OPTIONAL DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                            $0.792            $0.737             --
  Accumulation Unit Value at end of
   period                               $1.100            $0.792             --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                           138                --                --
 WITH EARNINGS PROTECTION BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                            $0.792            $0.737             --
  Accumulation Unit Value at end of
   period                               $1.099            $0.792             --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                            44                29                --
 WITH OPTIONAL DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                             --                --                --
  Accumulation Unit Value at end of
   period                                --                --                --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                            --                --                --
 WITH EARNINGS PROTECTION BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                             --                --                --
  Accumulation Unit Value at end of
   period                                --                --                --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                            --                --                --
 WITH OPTIONAL DEATH BENEFIT, EARNINGS
  PROTECTION BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                            $0.792            $0.737             --
  Accumulation Unit Value at end of
   period                               $1.097            $0.792             --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                           107                42                --
 WITH OPTIONAL DEATH BENEFIT, EARNINGS
  PROTECTION BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                             --                --                --
  Accumulation Unit Value at end of
   period                                --                --                --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                            --                --                --
JENNISON 20/20 FOCUS PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                            $0.729            $0.955            $1.040
  Accumulation Unit Value at end of
   period                               $0.925            $0.729            $0.955
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                            46                46                12

32                                           HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.247           $1.045           $0.921
  Accumulation Unit Value at end
   of period                          $1.395           $1.247           $1.045
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         81               83               84
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.271           $1.066           $0.939
  Accumulation Unit Value at end
   of period                          $1.421           $1.271           $1.066
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         58               43               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.262           $1.060           $0.935
  Accumulation Unit Value at end
   of period                          $1.408           $1.262           $1.060
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         33               33               33
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.262           $1.060           $0.935
  Accumulation Unit Value at end
   of period                          $1.408           $1.262           $1.060
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         33               33               33
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.233           $1.037           $0.933
  Accumulation Unit Value at end
   of period                          $1.373           $1.233           $1.037
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.233           $1.037           $0.916
  Accumulation Unit Value at end
   of period                          $1.373           $1.233           $1.037
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.254           $1.055           $0.933
  Accumulation Unit Value at end
   of period                          $1.396           $1.254           $1.055
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               20
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $12.224          $10.295           $9.276
  Accumulation Unit Value at end
   of period                         $13.600          $12.224          $10.295
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.247           $1.051           $0.947
  Accumulation Unit Value at end
   of period                          $1.387           $1.247           $1.051
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.247           $1.051           $0.931
  Accumulation Unit Value at end
   of period                          $1.387           $1.247           $1.051
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.237           $1.044           $0.942
  Accumulation Unit Value at end
   of period                          $1.374           $1.237           $1.044
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
JENNISON PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.659           $0.586           $0.545
  Accumulation Unit Value at end
   of period                          $0.658           $0.659           $0.586
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        546              437              530
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.653           $0.582           $0.542
  Accumulation Unit Value at end
   of period                          $0.652           $0.653           $0.582
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        210              220              354

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.726           $0.953           $1.039
  Accumulation Unit Value at end
   of period                          $0.921           $0.726           $0.953
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         84               69               18
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.741           $0.973           $1.000
  Accumulation Unit Value at end
   of period                          $0.939           $0.741           $0.973
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.739           $0.693               --
  Accumulation Unit Value at end
   of period                          $0.935           $0.739               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         62               33               --
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.739           $0.972           $1.000
  Accumulation Unit Value at end
   of period                          $0.935           $0.739           $0.972
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         62               33                6
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.725           $0.680               --
  Accumulation Unit Value at end
   of period                          $0.916           $0.725               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.739           $0.693               --
  Accumulation Unit Value at end
   of period                          $0.933           $0.739               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         20               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.738           $0.693               --
  Accumulation Unit Value at end
   of period                          $0.931           $0.738               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
JENNISON PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.426           $0.628           $0.833
  Accumulation Unit Value at end
   of period                          $0.545           $0.426           $0.628
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        483              446              829
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.425           $0.627           $0.832
  Accumulation Unit Value at end
   of period                          $0.542           $0.425           $0.627
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        421              363              263

HARTFORD LIFE INSURANCE COMPANY                                           33

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.931           $0.830           $0.773
  Accumulation Unit Value at end
   of period                          $0.928           $0.931           $0.830
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        280              294              310
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.924           $0.825           $0.769
  Accumulation Unit Value at end
   of period                          $0.920           $0.924           $0.825
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         87               87               87
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.924           $0.825           $0.769
  Accumulation Unit Value at end
   of period                          $0.920           $0.924           $0.825
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         87               87               87
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.646           $0.577           $0.548
  Accumulation Unit Value at end
   of period                          $0.642           $0.646           $0.577
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.646           $0.577           $0.539
  Accumulation Unit Value at end
   of period                          $0.642           $0.646           $0.577
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.918           $0.821           $0.767
  Accumulation Unit Value at end
   of period                          $0.912           $0.918           $0.821
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $6.404           $5.735           $5.450
  Accumulation Unit Value at end
   of period                          $6.356           $6.404           $5.735
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.913           $0.818           $0.778
  Accumulation Unit Value at end
   of period                          $0.906           $0.913           $0.818
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.913           $0.818           $0.766
  Accumulation Unit Value at end
   of period                          $0.906           $0.913           $0.818
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.906           $0.813           $0.774
  Accumulation Unit Value at end
   of period                          $0.898           $0.906           $0.813
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
PRUDENTIAL VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.185           $1.035           $0.907
  Accumulation Unit Value at end
   of period                          $1.395           $1.185           $1.035
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        231              218              120
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.177           $1.029           $0.903
  Accumulation Unit Value at end
   of period                          $1.384           $1.177           $1.029
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         66               79               81
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.174           $1.027           $0.902
  Accumulation Unit Value at end
   of period                          $1.380           $1.174           $1.027
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         88               88               --

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.606           $0.895           $1.000
  Accumulation Unit Value at end
   of period                          $0.773           $0.606           $0.895
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        318              334              311
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.604           $0.591               --
  Accumulation Unit Value at end
   of period                          $0.769           $0.604               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        126               29               --
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.604           $0.894           $1.000
  Accumulation Unit Value at end
   of period                          $0.769           $0.604           $0.894
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        126               29               29
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.424           $0.415               --
  Accumulation Unit Value at end
   of period                          $0.539           $0.424               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.604           $0.591               --
  Accumulation Unit Value at end
   of period                          $0.767           $0.604               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.604           $0.591               --
  Accumulation Unit Value at end
   of period                          $0.766           $0.604               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --                3               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
PRUDENTIAL VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.721           $0.942           $1.000
  Accumulation Unit Value at end
   of period                          $0.907           $0.721           $0.942
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        127              108               37
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.719           $0.941           $1.000
  Accumulation Unit Value at end
   of period                          $0.903           $0.719           $0.941
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         71               50                1
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.718           $0.940           $1.000
  Accumulation Unit Value at end
   of period                          $0.902           $0.718           $0.940
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --

34                                           HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.166           $1.022           $0.898
  Accumulation Unit Value at end
   of period                          $1.368           $1.166           $1.022
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        126              126              126
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.166           $1.022           $0.898
  Accumulation Unit Value at end
   of period                          $1.368           $1.166           $1.022
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        126              126              126
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.163           $1.021           $0.922
  Accumulation Unit Value at end
   of period                          $1.362           $1.163           $1.021
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.163           $1.021           $0.898
  Accumulation Unit Value at end
   of period                          $1.362           $1.163           $1.021
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.158           $1.017           $0.896
  Accumulation Unit Value at end
   of period                          $1.356           $1.158           $1.017
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.155           $1.015           $0.918
  Accumulation Unit Value at end
   of period                          $1.351           $1.155           $1.015
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.152           $1.013           $0.917
  Accumulation Unit Value at end
   of period                          $1.347           $1.152           $1.013
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.152           $1.013           $0.894
  Accumulation Unit Value at end
   of period                          $1.347           $1.152           $1.013
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.144           $1.007           $0.912
  Accumulation Unit Value at end
   of period                          $1.335           $1.144           $1.007
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
SP WILLIAM BLAIR INTERNATIONAL
 GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.007           $0.882           $0.771
  Accumulation Unit Value at end
   of period                          $1.195           $1.007           $0.882
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         30               31               29
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.000           $0.877           $0.768
  Accumulation Unit Value at end
   of period                          $1.185           $1.000           $0.877
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         60               10               10
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.997           $0.876           $0.767
  Accumulation Unit Value at end
   of period                          $1.182           $0.997           $0.876
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         19               --               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.990           $0.871           $0.763
  Accumulation Unit Value at end
   of period                          $1.172           $0.990           $0.871
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        114               78               82

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.716           $0.681               --
  Accumulation Unit Value at end
   of period                          $0.898           $0.716               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        126              126               --
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.716           $0.939           $1.000
  Accumulation Unit Value at end
   of period                          $0.898           $0.716           $0.939
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        126              126               11
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.718           $0.683               --
  Accumulation Unit Value at end
   of period                          $0.898           $0.718               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.716           $0.681               --
  Accumulation Unit Value at end
   of period                          $0.896           $0.716               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.715           $0.681               --
  Accumulation Unit Value at end
   of period                          $0.894           $0.715               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
SP WILLIAM BLAIR INTERNATIONAL
 GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.562           $0.739           $1.000
  Accumulation Unit Value at end
   of period                          $0.771           $0.562           $0.739
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         29               29               23
 WITH OPTIONAL DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.561           $0.738           $1.000
  Accumulation Unit Value at end
   of period                          $0.768           $0.561           $0.738
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         10                8                1
 WITH EARNINGS PROTECTION
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.560           $0.738           $1.000
  Accumulation Unit Value at end
   of period                          $0.767           $0.560           $0.738
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.559           $0.598               --
  Accumulation Unit Value at end
   of period                          $0.763           $0.559               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        145               --               --

HARTFORD LIFE INSURANCE COMPANY                                           35

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2006             2005             2004
-----------------------------------------------------------------------------------
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.990           $0.871           $0.763
  Accumulation Unit Value at end
   of period                          $1.172           $0.990           $0.871
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        114               78               82
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.988           $0.870           $0.772
  Accumulation Unit Value at end
   of period                          $1.167           $0.988           $0.870
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.988           $0.870           $0.764
  Accumulation Unit Value at end
   of period                          $1.167           $0.988           $0.870
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.984           $0.867           $0.761
  Accumulation Unit Value at end
   of period                          $1.162           $0.984           $0.867
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.981           $0.865           $0.768
  Accumulation Unit Value at end
   of period                          $1.157           $0.981           $0.865
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.978           $0.863           $0.767
  Accumulation Unit Value at end
   of period                          $1.154           $0.978           $0.863
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         41               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.978           $0.863           $0.760
  Accumulation Unit Value at end
   of period                          $1.154           $0.978           $0.863
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         41               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.971           $0.858           $0.764
  Accumulation Unit Value at end
   of period                          $1.144           $0.971           $0.858
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2003             2002             2001
--------------------------------  --------------------------------------------
 WITH EARNINGS PROTECTION
  BENEFIT AND OPTIONAL DEATH
  BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.559           $0.737           $1.000
  Accumulation Unit Value at end
   of period                          $0.763           $0.559           $0.737
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        145               --               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.560           $0.599               --
  Accumulation Unit Value at end
   of period                          $0.764           $0.560               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.558           $0.598               --
  Accumulation Unit Value at end
   of period                          $0.761           $0.558               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH EARNINGS PROTECTION
  BENEFIT AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.558           $0.598               --
  Accumulation Unit Value at end
   of period                          $0.760           $0.558               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --
 WITH OPTIONAL DEATH BENEFIT,
  EARNINGS PROTECTION BENEFIT
  AND THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                    --               --               --
  Accumulation Unit Value at end
   of period                              --               --               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         --               --               --

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE CONTRACT OWNERS OF HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT TWO AND THE
BOARD OF DIRECTORS OF HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1 which comprise the Hartford Life Insurance Company Separate Account Two (the "Account") as of December 31, 2006 and the related statements of operations and changes in net assets, and the financial highlights for the respective stated periods then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2006, by correspondence with the investment companies; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the individual Sub-Accounts constituting the Hartford Life Insurance Company Separate Account Two as of December 31, 2006, the results of their operations, the changes in their net assets and the financial highlights for the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
February 19, 2007

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                       AMERICAN
                                    CENTURY(R) VP                                      AIM V.I.
                                       CAPITAL            ALLIANCEBERNSTEIN            CAPITAL
                                     APPRECIATION           INTERNATIONAL            APPRECIATION
                                         FUND                 VALUE FUND                 FUND
                                     SUB-ACCOUNT           SUB-ACCOUNT (A)           SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                      --                      --
   Class IB                                    --                      --                      --
   Other class                            454,512                  82,569                 264,103
                                     ============            ============            ============
  Cost:
   Class IA                                    --                      --                      --
   Class IB                                    --                      --                      --
   Other class                         $4,101,286              $1,826,502              $7,819,256
                                     ============            ============            ============
  Market Value:
   Class IA                                    --                      --                      --
   Class IB                                    --                      --                      --
   Other class                         $4,981,452              $2,042,768              $6,924,774
 Due from Hartford Life
  Insurance Company                           112                     152                      --
 Receivable from fund shares
  sold                                         --                      --                   1,021
 Other assets                                 273                      --                      --
                                     ------------            ------------            ------------
 Total Assets                           4,981,837               2,042,920               6,925,795
                                     ------------            ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --                      --                   1,021
 Payable for fund shares
  purchased                                   112                     152                      --
 Other liabilities                             --                      --                      11
                                     ------------            ------------            ------------
 Total Liabilities                            112                     152                   1,032
                                     ------------            ------------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $4,981,725              $2,042,768              $6,924,763
                                     ============            ============            ============

(a)  From inception, April 17, 2006 to December 31, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                                          ALLIANCEBERNSTEIN
                                      AIM V.I.                 AIM V.I.           ALLIANCEBERNSTEIN         VP GROWTH AND
                                     CORE EQUITY              HIGH YIELD            VP GLOBAL BOND              INCOME
                                        FUND                     FUND                 PORTFOLIO               PORTFOLIO
                                 SUB-ACCOUNT (B)(C)          SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                      --                      --                      --
   Class IB                                    --                      --                      --                      --
   Other class                            518,766                 803,938                 180,062                 172,319
                                    =============            ============            ============            ============
  Cost:
   Class IA                                    --                      --                      --                      --
   Class IB                                    --                      --                      --                      --
   Other class                        $13,009,214              $6,808,929              $2,275,168              $4,934,769
                                    =============            ============            ============            ============
  Market Value:
   Class IA                                    --                      --                      --                      --
   Class IB                                    --                      --                      --                      --
   Other class                        $14,121,108              $4,920,098              $2,065,311              $4,640,556
 Due from Hartford Life
  Insurance Company                            --                      --                      --                      --
 Receivable from fund shares
  sold                                      1,470                     546                     276                  26,311
 Other assets                                  65                      34                       2                      95
                                    -------------            ------------            ------------            ------------
 Total Assets                          14,122,643               4,920,678               2,065,589               4,666,962
                                    -------------            ------------            ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         1,470                     546                     276                  26,311
 Payable for fund shares
  purchased                                    --                      --                      --                      --
 Other liabilities                             --                      --                      --                      --
                                    -------------            ------------            ------------            ------------
 Total Liabilities                          1,470                     546                     276                  26,311
                                    -------------            ------------            ------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $14,121,173              $4,920,132              $2,065,313              $4,640,651
                                    =============            ============            ============            ============


                                                         BB&T                BB&T
                                  AMERICAN FUNDS        MID CAP         CAPITAL MANAGER
                                   GROWTH FUND        GROWTH VIF          EQUITY VIF
                                 SUB-ACCOUNT (A)      SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                 --                  --                  --
   Class IB                                 --                  --                  --
   Other class                           1,977           1,179,911             954,915
                                    ==========       =============       =============
  Cost:
   Class IA                                 --                  --                  --
   Class IB                                 --                  --                  --
   Other class                        $118,310         $12,915,146          $8,626,980
                                    ==========       =============       =============
  Market Value:
   Class IA                                 --                  --                  --
   Class IB                                 --                  --                  --
   Other class                        $126,712         $17,887,454         $11,115,212
 Due from Hartford Life
  Insurance Company                        311                  --                  --
 Receivable from fund shares
  sold                                      --               8,326               1,250
 Other assets                               --                 294                  --
                                    ----------       -------------       -------------
 Total Assets                          127,023          17,896,074          11,116,462
                                    ----------       -------------       -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --               8,326               1,250
 Payable for fund shares
  purchased                                311                  --                  --
 Other liabilities                          --                  --                   6
                                    ----------       -------------       -------------
 Total Liabilities                         311               8,326               1,256
                                    ----------       -------------       -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $126,712         $17,887,748         $11,115,206
                                    ==========       =============       =============

(a)  From inception, April 17, 2006 to December 31, 2006.

(b) Effective April 28, 2006, AIM V.I. Premier Equity Fund merged with AIM V.I. Core Equity Fund.

(c)  From inception, April 28, 2006 to December 31, 2006.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                                                     BB&T
                                                                  BB&T              SPECIAL
                                         BB&T                  LARGE CAP         OPPORTUNITIES
                                     LARGE CAP VIF             GROWTH VIF         EQUITY VIF
                                    SUB-ACCOUNT (D)         SUB-ACCOUNT (E)       SUB-ACCOUNT
----------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                     --                      --                  --
   Class IB                                     --                      --                  --
   Other class                           5,078,259                 927,981             666,137
                                     =============            ============       =============
  Cost:
   Class IA                                     --                      --                  --
   Class IB                                     --                      --                  --
   Other class                         $60,247,410              $8,289,247          $7,864,391
                                     =============            ============       =============
  Market Value:
   Class IA                                     --                      --                  --
   Class IB                                     --                      --                  --
   Other class                         $85,060,847              $9,864,439         $10,038,691
 Due from Hartford Life
  Insurance Company                             --                      --                  --
 Receivable from fund shares
  sold                                      71,082                   2,637               1,607
 Other assets                                  701                      47                  --
                                     -------------            ------------       -------------
 Total Assets                           85,132,630               9,867,123          10,040,298
                                     -------------            ------------       -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         71,082                   2,637               1,607
 Payable for fund shares
  purchased                                     --                      --                  --
 Other liabilities                              --                      --                 365
                                     -------------            ------------       -------------
 Total Liabilities                          71,082                   2,637               1,972
                                     -------------            ------------       -------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $85,061,548              $9,864,486         $10,038,326
                                     =============            ============       =============

(d) Formerly BB&T Large Cap Value VIF. Change effective March 13, 2006.

(e)  Formerly BB&T Large Company Growth VIF. Change effective March 13, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                                              COLUMBIA
                                        BB&T                  CALVERT                 COLUMBIA              SMALL COMPANY
                                    TOTAL RETURN          SOCIAL BALANCED         ASSET ALLOCATION             GROWTH
                                      BOND VIF               PORTFOLIO                FUND VS                  FUND VS
                                    SUB-ACCOUNT             SUB-ACCOUNT           SUB-ACCOUNT (F)          SUB-ACCOUNT (G)
------------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                   --                      --                      --                       --
   Class IB                                   --                      --                      --                       --
   Other class                           180,856               1,644,056                 537,137                1,300,251
                                    ============            ============            ============            =============
  Cost:
   Class IA                                   --                      --                      --                       --
   Class IB                                   --                      --                      --                       --
   Other class                        $1,817,621              $2,686,571              $8,701,513              $17,428,296
                                    ============            ============            ============            =============
  Market Value:
   Class IA                                   --                      --                      --                       --
   Class IB                                   --                      --                      --                       --
   Other class                        $1,777,811              $3,337,433              $8,497,780              $16,617,516
 Due from Hartford Life
  Insurance Company                           --                   2,670                      --                       --
 Receivable from fund shares
  sold                                       208                      --                   1,052                   26,531
 Other assets                                174                      --                      --                       --
                                    ------------            ------------            ------------            -------------
 Total Assets                          1,778,193               3,340,103               8,498,832               16,644,047
                                    ------------            ------------            ------------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          208                      --                   1,052                   26,531
 Payable for fund shares
  purchased                                   --                   2,670                      --                       --
 Other liabilities                            --                      11                      11                       63
                                    ------------            ------------            ------------            -------------
 Total Liabilities                           208                   2,681                   1,063                   26,594
                                    ------------            ------------            ------------            -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $1,777,985              $3,337,422              $8,497,769              $16,617,453
                                    ============            ============            ============            =============


                                      COLUMBIA               EVERGREEN VA       EVERGREEN VA
                                   LARGE CAP VALUE             BALANCED            GROWTH
                                       FUND VS                   FUND               FUND
                                   SUB-ACCOUNT (H)           SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                      --                  --
   Class IB                                    --                      --                  --
   Other class                          1,700,626                 465,405             697,139
                                    =============            ============       =============
  Cost:
   Class IA                                    --                      --                  --
   Class IB                                    --                      --                  --
   Other class                        $31,221,276              $6,634,746          $8,424,580
                                    =============            ============       =============
  Market Value:
   Class IA                                    --                      --                  --
   Class IB                                    --                      --                  --
   Other class                        $33,349,477              $7,050,884         $10,875,375
 Due from Hartford Life
  Insurance Company                            --                      --                  --
 Receivable from fund shares
  sold                                     26,898                     622               1,462
 Other assets                                  --                      37                  31
                                    -------------            ------------       -------------
 Total Assets                          33,376,375               7,051,543          10,876,868
                                    -------------            ------------       -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        26,898                     622               1,462
 Payable for fund shares
  purchased                                    --                      --                  --
 Other liabilities                            139                      --                  --
                                    -------------            ------------       -------------
 Total Liabilities                         27,037                     622               1,462
                                    -------------            ------------       -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $33,349,338              $7,050,921         $10,875,406
                                    =============            ============       =============

(f)  Formerly Nations Asset Allocation Portfolio. Change effective May 1, 2006.

(g)  Formerly Nations Small Company Portfolio. Change effective May 1, 2006.

(h) Formerly Nations Value Portfolio. Change effective May 1, 2006.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                EVERGREEN VA        EVERGREEN VA        EVERGREEN VA
                                INTERNATIONAL           OMEGA              SPECIAL
                                 EQUITY FUND            FUND             VALUES FUND
                                 SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
-------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                --                  --                  --
   Class IB                                --                  --                  --
   Other class                      1,906,071             436,726           1,471,096
                                =============       =============       =============
  Cost:
   Class IA                                --                  --                  --
   Class IB                                --                  --                  --
   Other class                    $22,094,515          $8,392,494         $22,312,981
                                =============       =============       =============
  Market Value:
   Class IA                                --                  --                  --
   Class IB                                --                  --                  --
   Other class                    $30,840,226          $7,773,723         $25,494,098
 Due from Hartford Life
  Insurance Company                        --                  --                  --
 Receivable from fund shares
  sold                                    107               2,710               3,884
 Other assets                              --                  69                  67
                                -------------       -------------       -------------
 Total Assets                      30,840,333           7,776,502          25,498,049
                                -------------       -------------       -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                       107               2,710               3,884
 Payable for fund shares
  purchased                                --                  --                  --
 Other liabilities                         14                  --                  --
                                -------------       -------------       -------------
 Total Liabilities                        121               2,710               3,884
                                -------------       -------------       -------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                     $30,840,212          $7,773,792         $25,494,165
                                =============       =============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   EVERGREEN VA            EVERGREEN VA
                                       HIGH                FUNDAMENTAL            FIDELITY(R) VIP      FIDELITY(R) VIP
                                   INCOME FUND            LARGE CAP FUND        ASSET MANAGER™        GROWTH
                                   SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT          SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                 --                        --                      --                   --
   Class IB                                 --                        --                      --                   --
   Other class                          17,561                   811,232                 271,284              421,302
                                    ==========            ==============            ============       ==============
  Cost:
   Class IA                                 --                        --                      --                   --
   Class IB                                 --                        --                      --                   --
   Other class                        $177,274               $12,199,798              $4,315,556          $13,266,722
                                    ==========            ==============            ============       ==============
  Market Value:
   Class IA                                 --                        --                      --                   --
   Class IB                                 --                        --                      --                   --
   Other class                        $182,812               $15,900,159              $4,261,869          $15,112,105
 Due from Hartford Life
  Insurance Company                         --                        --                     242                   --
 Receivable from fund shares
  sold                                      19                     1,624                      --               11,861
 Other assets                               --                        47                      --                  718
                                    ----------            --------------            ------------       --------------
 Total Assets                          182,831                15,901,830               4,262,111           15,124,684
                                    ----------            --------------            ------------       --------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         19                     1,624                      --               11,861
 Payable for fund shares
  purchased                                 --                        --                     242                   --
 Other liabilities                           2                        --                       4                   --
                                    ----------            --------------            ------------       --------------
 Total Liabilities                          21                     1,624                     246               11,861
                                    ----------            --------------            ------------       --------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $182,810               $15,900,206              $4,261,865          $15,112,823
                                    ==========            ==============            ============       ==============

                                                                              FRANKLIN
                               FIDELITY(R) VIP     FIDELITY(R) VIP             INCOME
                                CONTRAFUND(R)          OVERSEAS           SECURITIES FUND
                                 SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT (A)
-----------------------------  -------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                --                  --                    --
   Class IB                                --                  --                    --
   Other class                        847,602             279,846                34,374
                               ==============        ============            ==========
  Cost:
   Class IA                                --                  --                    --
   Class IB                                --                  --                    --
   Other class                    $15,488,857          $5,697,614              $557,331
                               ==============        ============            ==========
  Market Value:
   Class IA                                --                  --                    --
   Class IB                                --                  --                    --
   Other class                    $26,674,038          $6,707,911              $596,728
 Due from Hartford Life
  Insurance Company                        --                  --                    63
 Receivable from fund shares
  sold                                 12,605              26,188                    --
 Other assets                              --                  --                    --
                               --------------        ------------            ----------
 Total Assets                      26,686,643           6,734,099               596,791
                               --------------        ------------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                    12,605              26,188                    --
 Payable for fund shares
  purchased                                --                  --                    63
 Other liabilities                        270                  29                     1
                               --------------        ------------            ----------
 Total Liabilities                     12,875              26,217                    64
                               --------------        ------------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities            $26,673,768          $6,707,882              $596,727
                               ==============        ============            ==========

(a)  From inception, April 17, 2006 to December 31, 2006.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                     FIFTH THIRD              FIFTH THIRD         FIFTH THIRD
                                       BALANCED            DISCIPLINED VALUE        MID CAP
                                       VIP FUND                VIP FUND            VIP FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT
----------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                       --                  --
   Class IB                                    --                       --                  --
   Other class                             95,544                  754,757             732,639
                                     ============            =============       =============
  Cost:
   Class IA                                    --                       --                  --
   Class IB                                    --                       --                  --
   Other class                         $1,061,196               $9,718,233          $9,903,651
                                     ============            =============       =============
  Market Value:
   Class IA                                    --                       --                  --
   Class IB                                    --                       --                  --
   Other class                         $1,186,657              $13,729,027         $13,766,279
 Due from Hartford Life
  Insurance Company                            --                       --                  --
 Receivable from fund shares
  sold                                        119                    4,636               1,735
 Other assets                                   4                       --                  --
                                     ------------            -------------       -------------
 Total Assets                           1,186,780               13,733,663          13,768,014
                                     ------------            -------------       -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           119                    4,636               1,735
 Payable for fund shares
  purchased                                    --                       --                  --
 Other liabilities                             --                       66                 134
                                     ------------            -------------       -------------
 Total Liabilities                            119                    4,702               1,869
                                     ------------            -------------       -------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $1,186,661              $13,728,961         $13,766,145
                                     ============            =============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                              HARTFORD          HARTFORD
                                     FIFTH THIRD            HARTFORD        TOTAL RETURN        CAPITAL
                                   QUALITY GROWTH           ADVISERS            BOND          APPRECIATION
                                      VIP FUND              HLS FUND          HLS FUND          HLS FUND
                                     SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --            117,311,971        70,840,475        66,221,916
   Class IB                                    --             14,725,996        22,762,378        10,791,053
   Other class                          1,485,404                     --                --                --
                                    =============       ================  ================  ================
  Cost:
   Class IA                                    --         $2,101,140,198      $794,335,439    $2,405,443,265
   Class IB                                    --            362,347,474       265,515,851       488,324,480
   Other class                        $10,728,094                     --                --                --
                                    =============       ================  ================  ================
  Market Value:
   Class IA                                    --         $2,651,077,168      $796,100,507    $3,542,141,382
   Class IB                                    --            335,481,315       254,636,593       574,177,767
   Other class                        $12,462,538                     --                --                --
 Due from Hartford Life
  Insurance Company                            92                     --                --                --
 Receivable from fund shares
  sold                                         --              1,856,306           524,738         2,380,500
 Other assets                                   2                 21,433             5,047            24,661
                                    -------------       ----------------  ----------------  ----------------
 Total Assets                          12,462,632          2,988,436,222     1,051,266,885     4,118,724,310
                                    -------------       ----------------  ----------------  ----------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --              1,856,307           524,738         2,380,500
 Payable for fund shares
  purchased                                    92                     --                --                --
 Other liabilities                             --                     --                --                --
                                    -------------       ----------------  ----------------  ----------------
 Total Liabilities                             92              1,856,307           524,738         2,380,500
                                    -------------       ----------------  ----------------  ----------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $12,462,540         $2,986,579,915    $1,050,742,147    $4,116,343,810
                                    =============       ================  ================  ================

                                   HARTFORD
                                 DIVIDEND AND      HARTFORD            HARTFORD
                                    GROWTH           FOCUS          GLOBAL ADVISERS
                                   HLS FUND        HLS FUND            HLS FUND
                                 SUB-ACCOUNT      SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  --------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                          66,950,526      1,350,767           6,733,774
   Class IB                          16,972,216        548,899             969,865
   Other class                               --             --                  --
                               ================  =============       =============
  Cost:
   Class IA                      $1,126,249,529    $12,723,323         $77,697,869
   Class IB                         314,553,653      4,938,306          10,566,430
   Other class                               --             --                  --
                               ================  =============       =============
  Market Value:
   Class IA                      $1,525,902,721    $14,267,177         $85,604,284
   Class IB                         385,666,986      5,784,408          12,285,677
   Other class                               --             --                  --
 Due from Hartford Life
  Insurance Company                          --             --                  --
 Receivable from fund shares
  sold                                1,237,387         38,580              57,636
 Other assets                             1,114             --                  --
                               ----------------  -------------       -------------
 Total Assets                     1,912,808,208     20,090,165          97,947,597
                               ----------------  -------------       -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                   1,237,387         38,580              57,636
 Payable for fund shares
  purchased                                  --             --                  --
 Other liabilities                           --              2                 304
                               ----------------  -------------       -------------
 Total Liabilities                    1,237,387         38,582              57,940
                               ----------------  -------------       -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities           $1,911,570,821    $20,051,583         $97,889,657
                               ================  =============       =============

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                       HARTFORD                HARTFORD
                                        GLOBAL             GLOBAL FINANCIAL         HARTFORD
                                    COMMUNICATIONS             SERVICES          GLOBAL HEALTH
                                       HLS FUND                HLS FUND             HLS FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                               605,210                  737,217            5,746,249
   Class IB                               169,415                  279,147              991,182
   Other class                                 --                       --                   --
                                     ============            =============       ==============
  Cost:
   Class IA                            $3,447,290               $6,557,950          $78,006,118
   Class IB                             1,010,245                2,426,103           13,598,685
   Other class                                 --                       --                   --
                                     ============            =============       ==============
  Market Value:
   Class IA                            $5,926,444               $9,705,288          $96,767,710
   Class IB                             1,652,169                3,671,348           16,447,825
   Other class                                 --                       --                   --
 Due from Hartford Life
  Insurance Company                            --                       --                   --
 Receivable from fund shares
  sold                                      5,679                    8,009              121,809
 Other assets                                  --                       --                2,329
                                     ------------            -------------       --------------
 Total Assets                           7,584,292               13,384,645          113,339,673
                                     ------------            -------------       --------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         5,679                    8,009              121,809
 Payable for fund shares
  purchased                                    --                       --                   --
 Other liabilities                            102                       40                   --
                                     ------------            -------------       --------------
 Total Liabilities                          5,781                    8,049              121,809
                                     ------------            -------------       --------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $7,578,511              $13,376,596         $113,217,864
                                     ============            =============       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                 HARTFORD        HARTFORD
                                  HARTFORD        GLOBAL       DISCIPLINED       HARTFORD
                               GLOBAL LEADERS   TECHNOLOGY        EQUITY          GROWTH
                                  HLS FUND       HLS FUND        HLS FUND        HLS FUND
                                SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
--------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                        10,381,360      4,043,178      14,297,669       7,394,445
   Class IB                         2,639,334        931,519       4,335,971       2,473,290
   Other class                             --             --              --              --
                               ==============  =============  ==============  ==============
  Cost:
   Class IA                      $176,177,205    $33,877,202    $171,722,668     $80,337,033
   Class IB                        42,099,509      4,870,637      47,817,008      26,236,150
   Other class                             --             --              --              --
                               ==============  =============  ==============  ==============
  Market Value:
   Class IA                      $208,568,874    $24,444,354    $201,366,539     $91,094,265
   Class IB                        52,830,645      5,563,873      60,733,015      30,096,333
   Other class                             --             --              --              --
 Due from Hartford Life
  Insurance Company                        --             --              --              --
 Receivable from fund shares
  sold                                 37,837          6,262          62,406         134,559
 Other assets                           1,297            446             498           1,749
                               --------------  -------------  --------------  --------------
 Total Assets                     261,438,653     30,014,935     262,162,458     121,326,906
                               --------------  -------------  --------------  --------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                    37,837          6,262          62,406         134,559
 Payable for fund shares
  purchased                                --             --              --              --
 Other liabilities                         --             --              --              --
                               --------------  -------------  --------------  --------------
 Total Liabilities                     37,837          6,262          62,406         134,559
                               --------------  -------------  --------------  --------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities           $261,400,816    $30,008,673    $262,100,052    $121,192,347
                               ==============  =============  ==============  ==============

                                  HARTFORD
                                   GROWTH         HARTFORD        HARTFORD
                               OPPORTUNITIES     HIGH YIELD        INDEX
                                  HLS FUND        HLS FUND        HLS FUND
                                SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
-----------------------------  ----------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                         5,031,386      15,572,632      13,692,376
   Class IB                         1,214,110       5,894,810       1,285,427
   Other class                             --              --              --
                               ==============  ==============  ==============
  Cost:
   Class IA                      $126,452,548    $150,344,008    $270,035,196
   Class IB                        30,641,905      55,664,173      37,848,941
   Other class                             --              --              --
                               ==============  ==============  ==============
  Market Value:
   Class IA                      $151,596,648    $145,566,393    $443,144,464
   Class IB                        36,299,694      54,625,834      41,421,710
   Other class                             --              --              --
 Due from Hartford Life
  Insurance Company                        --              --              --
 Receivable from fund shares
  sold                                159,238          78,430         279,299
 Other assets                              --             820              --
                               --------------  --------------  --------------
 Total Assets                     188,055,580     200,271,477     484,845,473
                               --------------  --------------  --------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                   159,238          78,430         279,299
 Payable for fund shares
  purchased                                --              --              --
 Other liabilities                     94,074              --          66,025
                               --------------  --------------  --------------
 Total Liabilities                    253,312          78,430         345,324
                               --------------  --------------  --------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities           $187,802,268    $200,193,047    $484,500,149
                               ==============  ==============  ==============

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                   HARTFORD
                                INTERNATIONAL           HARTFORD             HARTFORD
                                   CAPITAL           INTERNATIONAL        INTERNATIONAL
                                 APPRECIATION        SMALL COMPANY        OPPORTUNITIES
                                   HLS FUND             HLS FUND             HLS FUND
                                 SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
----------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                         12,481,292            5,285,872           27,831,358
   Class IB                          3,296,914            1,066,401            5,221,625
   Other class                              --                   --                   --
                                ==============       ==============       ==============
  Cost:
   Class IA                       $143,637,400          $74,339,188         $315,996,393
   Class IB                         36,638,727           14,714,232           61,614,935
   Other class                              --                   --                   --
                                ==============       ==============       ==============
  Market Value:
   Class IA                       $177,041,508          $88,660,015         $423,586,930
   Class IB                         46,496,011           17,745,533           80,132,394
   Other class                              --                   --                   --
 Due from Hartford Life
  Insurance Company                     92,958               32,010                   --
 Receivable from fund shares
  sold                                      --                   --              311,765
 Other assets                               --                   --                   --
                                --------------       --------------       --------------
 Total Assets                      223,630,477          106,437,558          504,031,089
                                --------------       --------------       --------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                   --              311,765
 Payable for fund shares
  purchased                             92,958               32,010                   --
 Other liabilities                       3,304                  529                  655
                                --------------       --------------       --------------
 Total Liabilities                      96,262               32,539              312,420
                                --------------       --------------       --------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                     $223,534,215         $106,405,019         $503,718,669
                                ==============       ==============       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                  HARTFORD
                                  HARTFORD        HARTFORD        HARTFORD        MORTGAGE
                                  MID CAP       MIDCAP VALUE    MONEY MARKET     SECURITIES
                                  HLS FUND        HLS FUND        HLS FUND        HLS FUND
                                SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
---------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                        15,673,665      18,152,250     242,285,341      15,213,383
   Class IB                           726,748       5,154,640      63,196,321       2,725,520
   Other class                             --              --              --              --
                               ==============  ==============  ==============  ==============
  Cost:
   Class IA                      $284,052,267    $189,606,934    $242,285,341    $168,238,128
   Class IB                        17,987,248      53,824,784      63,196,321      31,836,032
   Other class                             --              --              --              --
                               ==============  ==============  ==============  ==============
  Market Value:
   Class IA                      $423,047,341    $257,369,589    $242,285,341    $164,542,063
   Class IB                        19,448,939      72,846,932      63,196,321      29,287,793
   Other class                             --              --              --              --
 Due from Hartford Life
  Insurance Company                        --              --              --              --
 Receivable from fund shares
  sold                                245,946         135,524         833,594         251,825
 Other assets                           4,047           2,386          48,418             198
                               --------------  --------------  --------------  --------------
 Total Assets                     442,746,273     330,354,431     306,363,674     194,081,879
                               --------------  --------------  --------------  --------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                   245,946         135,524         833,594         251,825
 Payable for fund shares
  purchased                                --              --              --              --
 Other liabilities                         --              --              --              --
                               --------------  --------------  --------------  --------------
 Total Liabilities                    245,946         135,524         833,594         251,825
                               --------------  --------------  --------------  --------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities           $442,500,327    $330,218,907    $305,530,080    $193,830,054
                               ==============  ==============  ==============  ==============

                                                            HARTFORD
                                       HARTFORD             SMALLCAP         HARTFORD
                                    SMALL COMPANY            GROWTH           STOCK
                                       HLS FUND             HLS FUND         HLS FUND
                                     SUB-ACCOUNT          SUB-ACCOUNT      SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                             12,163,837            6,695,598        28,562,908
   Class IB                              2,981,418            2,111,701         3,300,177
   Other class                                  --                   --                --
                                    ==============       ==============  ================
  Cost:
   Class IA                           $163,111,323         $116,550,488      $934,343,211
   Class IB                             45,912,025           36,459,325       169,930,262
   Other class                                  --                   --                --
                                    ==============       ==============  ================
  Market Value:
   Class IA                           $231,926,333         $139,212,186    $1,501,644,255
   Class IB                             55,775,396           43,788,439       173,091,591
   Other class                                  --                   --                --
 Due from Hartford Life
  Insurance Company                             --                   --                --
 Receivable from fund shares
  sold                                     108,839              118,994           792,022
 Other assets                                   --                3,465            12,134
                                    --------------       --------------  ----------------
 Total Assets                          287,810,568          183,123,084     1,675,540,002
                                    --------------       --------------  ----------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        108,840              118,994           792,018
 Payable for fund shares
  purchased                                     --                   --                --
 Other liabilities                             251                   --                --
                                    --------------       --------------  ----------------
 Total Liabilities                         109,091              118,994           792,018
                                    --------------       --------------  ----------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $287,701,477         $183,004,090    $1,674,747,984
                                    ==============       ==============  ================

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                        HARTFORD                             HARTFORD
                                    U.S. GOVERNMENT          HARTFORD         VALUE
                                       SECURITIES             VALUE       OPPORTUNITIES
                                        HLS FUND             HLS FUND        HLS FUND
                                      SUB-ACCOUNT          SUB-ACCOUNT     SUB-ACCOUNT
----------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                              15,534,363            7,898,092       5,379,927
   Class IB                               6,133,415            2,352,882       1,413,383
   Other class                                   --                   --              --
                                     ==============       ==============  ==============
  Cost:
   Class IA                            $172,706,925          $78,571,622     $89,662,451
   Class IB                              69,014,921           21,457,492      23,505,258
   Other class                                   --                   --              --
                                     ==============       ==============  ==============
  Market Value:
   Class IA                            $172,841,534         $103,137,444    $106,175,010
   Class IB                              67,905,489           30,668,246      27,756,016
   Other class                                   --                   --              --
 Due from Hartford Life
  Insurance Company                              --                   --         124,295
 Receivable from fund shares
  sold                                      108,347               49,442              --
 Other assets                                 4,971                   --              --
                                     --------------       --------------  --------------
 Total Assets                           240,860,341          133,855,132     134,055,321
                                     --------------       --------------  --------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         108,347               49,442              --
 Payable for fund shares
  purchased                                      --                   --         124,295
 Other liabilities                               --                2,378           1,581
                                     --------------       --------------  --------------
 Total Liabilities                          108,347               51,820         125,876
                                     --------------       --------------  --------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $240,751,994         $133,803,312    $133,929,445
                                     ==============       ==============  ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  HARTFORD      HUNTINGTON     HUNTINGTON     HUNTINGTON
                               EQUITY INCOME     VA INCOME     VA DIVIDEND     VA GROWTH
                                  HLS FUND      EQUITY FUND   CAPTURE FUND       FUND
                                SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                         5,997,259             --             --             --
   Class IB                         1,036,858             --             --             --
   Other class                             --      2,217,394      2,361,697      1,546,421
                               ==============  =============  =============  =============
  Cost:
   Class IA                       $72,780,701             --             --             --
   Class IB                        12,161,924             --             --             --
   Other class                             --    $21,668,060    $26,298,974    $12,402,605
                               ==============  =============  =============  =============
  Market Value:
   Class IA                       $85,182,680             --             --             --
   Class IB                        14,715,208             --             --             --
   Other class                             --    $27,983,507    $32,142,694    $14,706,467
 Due from Hartford Life
  Insurance Company                   135,212          6,520          4,416             --
 Receivable from fund shares
  sold                                     --             --             --          1,670
 Other assets                              --             --          1,971             20
                               --------------  -------------  -------------  -------------
 Total Assets                     100,033,100     27,990,027     32,149,081     14,708,157
                               --------------  -------------  -------------  -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        --             --             --          1,670
 Payable for fund shares
  purchased                           135,212          6,520          4,416             --
 Other liabilities                        913             34             --             --
                               --------------  -------------  -------------  -------------
 Total Liabilities                    136,125          6,554          4,416          1,670
                               --------------  -------------  -------------  -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities            $99,896,975    $27,983,473    $32,144,665    $14,706,487
                               ==============  =============  =============  =============

                                     HUNTINGTON               HUNTINGTON              HUNTINGTON
                                     VA MID CORP                VA NEW               VA ROTATING
                                    AMERICA FUND             ECONOMY FUND            MARKETS FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                      --                      --
   Class IB                                    --                      --                      --
   Other class                          1,009,926                 360,190                 379,788
                                    =============            ============            ============
  Cost:
   Class IA                                    --                      --                      --
   Class IB                                    --                      --                      --
   Other class                        $11,646,628              $4,273,690              $3,754,402
                                    =============            ============            ============
  Market Value:
   Class IA                                    --                      --                      --
   Class IB                                    --                      --                      --
   Other class                        $17,572,707              $6,360,954              $5,533,506
 Due from Hartford Life
  Insurance Company                         1,770                      --                      --
 Receivable from fund shares
  sold                                         --                     797                     722
 Other assets                                  45                      --                      --
                                    -------------            ------------            ------------
 Total Assets                          17,574,522               6,361,751               5,534,228
                                    -------------            ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --                     797                     722
 Payable for fund shares
  purchased                                 1,770                      --                      --
 Other liabilities                             --                      29                     796
                                    -------------            ------------            ------------
 Total Liabilities                          1,770                     826                   1,518
                                    -------------            ------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $17,572,752              $6,360,925              $5,532,710
                                    =============            ============            ============

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                      HUNTINGTON              HUNTINGTON              HUNTINGTON
                                  V A INTERNATIONAL          VA MACRO 100            VA MORTGAGE
                                     EQUITY FUND                 FUND              SECURITIES FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                      --                      --
   Class IB                                    --                      --                      --
   Other class                             88,604                 271,693                  96,003
                                     ============            ============            ============
  Cost:
   Class IA                                    --                      --                      --
   Class IB                                    --                      --                      --
   Other class                         $1,234,696              $2,916,036              $1,048,849
                                     ============            ============            ============
  Market Value:
   Class IA                                    --                      --                      --
   Class IB                                    --                      --                      --
   Other class                         $1,394,630              $3,358,125              $1,068,513
 Due from Hartford Life
  Insurance Company                            --                      --                      --
 Receivable from fund shares
  sold                                        173                     406                     132
 Other assets                                  --                       5                      --
                                     ------------            ------------            ------------
 Total Assets                           1,394,803               3,358,536               1,068,645
                                     ------------            ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           173                     406                     132
 Payable for fund shares
  purchased                                    --                      --                      --
 Other liabilities                              1                      --                       1
                                     ------------            ------------            ------------
 Total Liabilities                            174                     406                     133
                                     ------------            ------------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $1,394,629              $3,358,130              $1,068,512
                                     ============            ============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                                           VAN KAMPEN
                                     HUNTINGTON             BLACKROCK              BLACKROCK                UIF U.S
                                      VA SITUS            GLOBAL GROWTH         LARGE CAP GROWTH          REAL ESTATE
                                   SMALL CAP FUND           V.I. FUND              V. I. FUND              PORTFOLIO
                                    SUB-ACCOUNT          SUB-ACCOUNT (I)        SUB-ACCOUNT (J)         SUB-ACCOUNT (A)
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                   --                    --                     --                      --
   Class IB                                   --                    --                     --                      --
   Other class                           226,555                13,776                 13,671                  27,585
                                    ============            ==========             ==========              ==========
  Cost:
   Class IA                                   --                    --                     --                      --
   Class IB                                   --                    --                     --                      --
   Other class                        $2,831,853              $150,422               $132,120                $731,032
                                    ============            ==========             ==========              ==========
  Market Value:
   Class IA                                   --                    --                     --                      --
   Class IB                                   --                    --                     --                      --
   Other class                        $3,271,448              $183,078               $160,771                $802,715
 Due from Hartford Life
  Insurance Company                           --                    --                     --                     127
 Receivable from fund shares
  sold                                       499                    22                     19                      --
 Other assets                                 11                     1                     --                      --
                                    ------------            ----------             ----------              ----------
 Total Assets                          3,271,958               183,101                160,790                 802,842
                                    ------------            ----------             ----------              ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          499                    22                     19                      --
 Payable for fund shares
  purchased                                   --                    --                     --                     127
 Other liabilities                            --                    --                     --                      --
                                    ------------            ----------             ----------              ----------
 Total Liabilities                           499                    22                     19                     127
                                    ------------            ----------             ----------              ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $3,271,459              $183,079               $160,771                $802,715
                                    ============            ==========             ==========              ==========


                                                                                     MTB
                                                                                  LARGE CAP
                                 EQUITY AND INCOME        MID CAP GROWTH        GROWTH FUND II
                                  SUB-ACCOUNT (A)        SUB-ACCOUNT (A)         SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                  --                     --                    --
   Class IB                                  --                     --                    --
   Other class                           13,721                 27,177                67,547
                                     ==========             ==========            ==========
  Cost:
   Class IA                                  --                     --                    --
   Class IB                                  --                     --                    --
   Other class                         $190,928               $336,794              $668,588
                                     ==========             ==========            ==========
  Market Value:
   Class IA                                  --                     --                    --
   Class IB                                  --                     --                    --
   Other class                         $204,299               $337,533              $739,636
 Due from Hartford Life
  Insurance Company                         128                     25                    --
 Receivable from fund shares
  sold                                       --                     --                   104
 Other assets                                --                     --                    --
                                     ----------             ----------            ----------
 Total Assets                           204,427                337,558               739,740
                                     ----------             ----------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          --                     --                   104
 Payable for fund shares
  purchased                                 128                     25                    --
 Other liabilities                           --                     --                     3
                                     ----------             ----------            ----------
 Total Liabilities                          128                     25                   107
                                     ----------             ----------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                 $204,299               $337,533              $739,633
                                     ==========             ==========            ==========

(a)  From inception, April 17, 2006 to December 31, 2006.

(i)  Formerly Mercury Global Growth V.I. Fund. Change effective October 2, 2006.

(j)  Formerly Mercury Large Cap Growth V.I. Fund. Change effective October 2,
     2006.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                               MTB                     MTB
                                                             MANAGED                 MANAGED
                                        MTB                 ALLOCATION             ALLOCATION
                                  LARGE CAP VALUE        FUND - MODERATE        FUND - AGGRESSIVE
                                      FUND II               GROWTH II            GROWTH FUND II
                                    SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                  --                      --                    --
   Class IB                                  --                      --                    --
   Other class                           72,674                 403,426                   858
                                     ==========            ============             =========
  Cost:
   Class IA                                  --                      --                    --
   Class IB                                  --                      --                    --
   Other class                         $772,420              $4,288,613                $9,094
                                     ==========            ============             =========
  Market Value:
   Class IA                                  --                      --                    --
   Class IB                                  --                      --                    --
   Other class                         $868,456              $4,300,525               $10,093
 Due from Hartford Life
  Insurance Company                          --                      --                    --
 Receivable from fund shares
  sold                                      237                     527                     1
 Other assets                                --                      --                    --
                                     ----------            ------------             ---------
 Total Assets                           868,693               4,301,052                10,094
                                     ----------            ------------             ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         237                     527                     1
 Payable for fund shares
  purchased                                  --                      --                    --
 Other liabilities                            4                     234                    --
                                     ----------            ------------             ---------
 Total Liabilities                          241                     761                     1
                                     ----------            ------------             ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $868,452              $4,300,291               $10,093
                                     ==========            ============             =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      COLUMBIA
                                       MARSICO                                          COLUMBIA                 COLUMBIA
                                    INTERNATIONAL              COLUMBIA                  MARSICO                  MARSICO
                                    OPPORTUNITIES             HIGH YIELD            FOCUSED EQUITIES              GROWTH
                                       FUND VS                  FUND VS                  FUND VS                  FUND VS
                                   SUB-ACCOUNT (K)          SUB-ACCOUNT (L)          SUB-ACCOUNT (M)          SUB-ACCOUNT (N)
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                       --                       --                       --
   Class IB                                    --                       --                       --                       --
   Other class                          2,113,046                2,082,579                4,211,243                2,877,367
                                    =============            =============            =============            =============
  Cost:
   Class IA                                    --                       --                       --                       --
   Class IB                                    --                       --                       --                       --
   Other class                        $27,472,892              $19,936,760              $55,767,870              $36,852,145
                                    =============            =============            =============            =============
  Market Value:
   Class IA                                    --                       --                       --                       --
   Class IB                                    --                       --                       --                       --
   Other class                        $46,381,365              $23,991,311              $84,898,657              $54,612,460
 Due from Hartford Life
  Insurance Company                            --                       --                       --                       --
 Receivable from fund shares
  sold                                     15,057                   21,301                  139,381                    9,327
 Other assets                                 345                       70                       --                       --
                                    -------------            -------------            -------------            -------------
 Total Assets                          46,396,767               24,012,682               85,038,038               54,621,787
                                    -------------            -------------            -------------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        15,057                   21,301                  139,381                    9,327
 Payable for fund shares
  purchased                                    --                       --                       --                       --
 Other liabilities                             --                       --                      102                       77
                                    -------------            -------------            -------------            -------------
 Total Liabilities                         15,057                   21,301                  139,483                    9,404
                                    -------------            -------------            -------------            -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $46,381,710              $23,991,381              $84,898,555              $54,612,383
                                    =============            =============            =============            =============


                                      COLUMBIA                 COLUMBIA
                                       MARSICO                  MARSICO              OPPENHEIMER
                                    21ST CENTURY             MIDCAP GROWTH        GLOBAL SECURITIES
                                       FUND VS                  FUND VS                  FUND
                                   SUB-ACCOUNT (O)          SUB-ACCOUNT (P)        SUB-ACCOUNT (A)
-----------------------------  ----------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                       --                    --
   Class IB                                    --                       --                    --
   Other class                          1,062,774                2,608,105                11,246
                                    =============            =============            ==========
  Cost:
   Class IA                                    --                       --                    --
   Class IB                                    --                       --                    --
   Other class                        $10,246,531              $17,617,712              $370,346
                                    =============            =============            ==========
  Market Value:
   Class IA                                    --                       --                    --
   Class IB                                    --                       --                    --
   Other class                        $13,773,548              $23,107,811              $410,361
 Due from Hartford Life
  Insurance Company                        15,272                       --                    92
 Receivable from fund shares
  sold                                         --                   31,831                    --
 Other assets                                 175                      379                    --
                                    -------------            -------------            ----------
 Total Assets                          13,788,995               23,140,021               410,453
                                    -------------            -------------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --                   31,831                    --
 Payable for fund shares
  purchased                                15,272                       --                    92
 Other liabilities                             --                       --                    --
                                    -------------            -------------            ----------
 Total Liabilities                         15,272                   31,831                    92
                                    -------------            -------------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $13,773,723              $23,108,190              $410,361
                                    =============            =============            ==========

(a)  From inception, April 17, 2006 to December 31, 2006.

(k) Formerly Nations Marsico International Opportunities Portfolio. Change effective May 1, 2006.

(l)  Formerly Nations High Yield Bond Portfolio. Change effective May 1, 2006.

(m) Formerly Nations Marsico Focused Equities Portfolio. Change effective May 1, 2006.

(n) Formerly Nations Marsico Growth Portfolio. Change effective May 1, 2006.

(o) Formerly Nations Marsico 21st Century Portfolio. Change effective May 1,
    2006.

(p) Formerly Nations Marsico Midcap Growth Portfolio. Change effective May 1, 2006.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                                              PIONEER
                                       PUTNAM                PIMCO           FUND VCT
                                  SMALL CAP VALUE       VIT REAL RETURN      PORTFOLIO
                                  SUB-ACCOUNT (A)       SUB-ACCOUNT (A)     SUB-ACCOUNT
----------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                  --                   --                  --
   Class IB                              12,142                   --                  --
   Other class                               --                7,724           1,861,534
                                     ==========            =========       =============
  Cost:
   Class IA                                  --                   --                  --
   Class IB                            $277,810                   --                  --
   Other class                               --              $95,249         $39,064,816
                                     ==========            =========       =============
  Market Value:
   Class IA                                  --                   --                  --
   Class IB                            $294,675                   --                  --
   Other class                               --              $92,144         $46,035,894
 Due from Hartford Life
  Insurance Company                         110                   --                  --
 Receivable from fund shares
  sold                                       --                    9              68,966
 Other assets                                --                   --                  --
                                     ----------            ---------       -------------
 Total Assets                           294,785               92,153          46,104,860
                                     ----------            ---------       -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          --                    9              68,966
 Payable for fund shares
  purchased                                 110                   --                  --
 Other liabilities                           --                   32                  44
                                     ----------            ---------       -------------
 Total Liabilities                          110                   41              69,010
                                     ----------            ---------       -------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $294,675              $92,112         $46,035,850
                                     ==========            =========       =============

(a)  From inception, April 17, 2006 to December 31, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                       PIONEER
                                    VCT OAK RIDGE           PIONEER             PIONEER             JENNISON 20/20
                                      LARGE CAP            VCT VALUE         MID CAP VALUE               FOCUS
                                   GROWTH PORTFOLIO        PORTFOLIO         VCT PORTFOLIO             PORTFOLIO
                                     SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT (A)           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                     --                   --                --                       --
   Class IB                                     --                   --                --                       --
   Other class                           1,081,051            3,266,850             6,607                   64,340
                                    ==============       ==============       ===========            =============
  Cost:
   Class IA                                     --                   --                --                       --
   Class IB                                     --                   --                --                       --
   Other class                         $12,674,185          $44,361,453          $125,797                 $815,053
                                    ==============       ==============       ===========            =============
  Market Value:
   Class IA                                     --                   --                --                       --
   Class IB                                     --                   --                --                       --
   Other class                         $13,113,326          $49,264,114          $133,717               $1,017,223
 Due from Hartford Life
  Insurance Company                             --                   --                --                       --
 Receivable from fund shares
  sold                                       2,433               68,992                --                      119
 Other assets                                   --                   47                --                        2
                                    --------------       --------------       -----------            -------------
 Total Assets                           13,115,759           49,333,153           133,717                1,017,344
                                    --------------       --------------       -----------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          2,433               68,992                14                      119
 Payable for fund shares
  purchased                                     --                   --                --                       --
 Other liabilities                             234                   --                 1                       --
                                    --------------       --------------       -----------            -------------
 Total Liabilities                           2,667               68,992                15                      119
                                    --------------       --------------       -----------            -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                 $13,113,092          $49,264,161          $133,702               $1,017,225
                                    ==============       ==============       ===========            =============


                                                                                   SP WILLIAM BLAIR
                                      JENNISON                PRUDENTIAL             INTERNATIONAL
                                      PORTFOLIO             VALUE PORTFOLIO        GROWTH PORTFOLIO
                                     SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                       --                     --
   Class IB                                    --                       --                     --
   Other class                             67,403                   41,484                 47,465
                                    =============            =============            ===========
  Cost:
   Class IA                                    --                       --                     --
   Class IB                                    --                       --                     --
   Other class                         $1,512,494                 $740,736               $307,762
                                    =============            =============            ===========
  Market Value:
   Class IA                                    --                       --                     --
   Class IB                                    --                       --                     --
   Other class                         $1,399,964               $1,089,377               $387,791
 Due from Hartford Life
  Insurance Company                            --                       --                  1,901
 Receivable from fund shares
  sold                                        261                      136                     --
 Other assets                                   8                       --                     --
                                    -------------            -------------            -----------
 Total Assets                           1,400,233                1,089,513                389,692
                                    -------------            -------------            -----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           261                      136                     --
 Payable for fund shares
  purchased                                    --                       --                  1,901
 Other liabilities                             --                       --                      2
                                    -------------            -------------            -----------
 Total Liabilities                            261                      136                  1,903
                                    -------------            -------------            -----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                 $1,399,972               $1,089,377               $387,789
                                    =============            =============            ===========

(a)  From inception, April 17, 2006 to December 31, 2006.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                                                LEGG MASON
                                       ROYCE             SMITH BARNEY            PARTNERS
                                     SMALL-CAP            GOVERNMENT           APPRECIATION
                                     PORTFOLIO               FUND                  FUND
                                  SUB-ACCOUNT (A)         SUB-ACCOUNT        SUB-ACCOUNT (Q)
-----------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                  --                   --                    --
   Class IB                                  --                   --                    --
   Other class                           40,887               19,205                11,151
                                     ==========            =========            ==========
  Cost:
   Class IA                                  --                   --                    --
   Class IB                                  --                   --                    --
   Other class                         $415,287              $19,205               $75,551
                                     ==========            =========            ==========
  Market Value:
   Class IA                                  --                   --                    --
   Class IB                                  --                   --                    --
   Other class                         $436,268              $19,205              $172,508
 Due from Hartford Life
  Insurance Company                         133                   --                    --
 Receivable from fund shares
  sold                                       --                   --                    14
 Other assets                                --                    2                     6
                                     ----------            ---------            ----------
 Total Assets                           436,401               19,207               172,528
                                     ----------            ---------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          --                    9                    14
 Payable for fund shares
  purchased                                 133                   --                    --
 Other liabilities                           --                   --                    --
                                     ----------            ---------            ----------
 Total Liabilities                          133                    9                    14
                                     ----------            ---------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $436,268              $19,198              $172,514
                                     ==========            =========            ==========

(a)  From inception, April 17, 2006 to December 31, 2006.

(q) Formerly Smith Barney Appreciation Fund. Change effective April 7, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                               UBS                   VICTORY
                                                         SERIES TRUST -         VARIABLE INSURANCE
                                   SMITH BARNEY          U.S. ALLOCATION        DIVERSIFIED STOCK
                                  CASH PORTFOLIO            PORTFOLIO                  FUND                 COMSTOCK
                                   SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT          SUB-ACCOUNT (A)
--------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                 --                       --                      --                    --
   Class IB                                 --                       --                      --                    --
   Other class                         223,514                1,098,148                 178,816                 8,523
                                    ==========            =============            ============            ==========
  Cost:
   Class IA                                 --                       --                      --                    --
   Class IB                                 --                       --                      --                    --
   Other class                        $223,514              $17,320,118              $1,661,458              $118,337
                                    ==========            =============            ============            ==========
  Market Value:
   Class IA                                 --                       --                      --                    --
   Class IB                                 --                       --                      --                    --
   Other class                        $223,514              $16,845,593              $2,340,703              $125,291
 Due from Hartford Life
  Insurance Company                         --                       --                      --                    22
 Receivable from fund shares
  sold                                      24                    1,968                     216                    --
 Other assets                               30                      131                      --                    --
                                    ----------            -------------            ------------            ----------
 Total Assets                          223,568               16,847,692               2,340,919               125,313
                                    ----------            -------------            ------------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         24                    1,968                     216                    --
 Payable for fund shares
  purchased                                 --                       --                      --                    22
 Other liabilities                          --                       --                       3                    --
                                    ----------            -------------            ------------            ----------
 Total Liabilities                          24                    1,968                     219                    22
                                    ----------            -------------            ------------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $223,544              $16,845,724              $2,340,700              $125,291
                                    ==========            =============            ============            ==========

                                   WELLS FARGO           WELLS FARGO           WELLS FARGO
                                   ADVANTAGE VT          ADVANTAGE VT          ADVANTAGE VT
                                 ASSET ALLOCATION        TOTAL RETURN         EQUITY INCOME
                                       FUND               BOND FUND                FUND
                                 SUB-ACCOUNT (R)       SUB-ACCOUNT (S)       SUB-ACCOUNT (T)
-----------------------------  ----------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                 --                    --                    --
   Class IB                                 --                    --                    --
   Other class                          24,258                10,670                 6,475
                                    ==========            ==========            ==========
  Cost:
   Class IA                                 --                    --                    --
   Class IB                                 --                    --                    --
   Other class                        $299,409              $107,055               $98,350
                                    ==========            ==========            ==========
  Market Value:
   Class IA                                 --                    --                    --
   Class IB                                 --                    --                    --
   Other class                        $342,760              $104,562              $127,875
 Due from Hartford Life
  Insurance Company                         --                    --                    --
 Receivable from fund shares
  sold                                      --                    --                    --
 Other assets                               --                    20                    --
                                    ----------            ----------            ----------
 Total Assets                          342,760               104,582               127,875
                                    ----------            ----------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         82                    20                    28
 Payable for fund shares
  purchased                                 --                    --                    --
 Other liabilities                           1                    --                    10
                                    ----------            ----------            ----------
 Total Liabilities                          83                    20                    38
                                    ----------            ----------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $342,677              $104,562              $127,837
                                    ==========            ==========            ==========

(a)  From inception, April 17, 2006 to December 31, 2006.

(r) Formerly Wells Fargo Advantage Asset Allocation Fund. Change effective May 1, 2006.

(s) Formerly Wells Fargo Advantage Total Return Bond Fund. Change effective May 1, 2006.

(t) Formerly Wells Fargo Advantage Equity Income Fund. Change effective May 1, 2006.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                     WELLS FARGO               WELLS FARGO              WELLS FARGO
                                     ADVANTAGE VT              ADVANTAGE VT            ADVANTAGE VT
                                  INTERNATIONAL CORE          LARGE COMPANY              SMALL CAP
                                         FUND                  GROWTH FUND              GROWTH FUND
                                   SUB-ACCOUNT (U)           SUB-ACCOUNT (V)          SUB-ACCOUNT (W)
-------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                   --                        --                      --
   Class IB                                   --                        --                      --
   Other class                            18,409                    18,154                   4,896
                                      ==========                ==========               =========
  Cost:
   Class IA                                   --                        --                      --
   Class IB                                   --                        --                      --
   Other class                          $156,137                  $147,915                 $39,297
                                      ==========                ==========               =========
  Market Value:
   Class IA                                   --                        --                      --
   Class IB                                   --                        --                      --
   Other class                          $181,699                  $174,099                 $48,766
 Due from Hartford Life
  Insurance Company                           --                        --                      --
 Receivable from fund shares
  sold                                       106                        --                      --
 Other assets                                 --                        --                      --
                                      ----------                ----------               ---------
 Total Assets                            181,805                   174,099                  48,766
                                      ----------                ----------               ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          109                        36                      63
 Payable for fund shares
  purchased                                   --                        --                      --
 Other liabilities                             7                        --                       9
                                      ----------                ----------               ---------
 Total Liabilities                           116                        36                      72
                                      ----------                ----------               ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                           $181,689                  $174,063                 $48,694
                                      ==========                ==========               =========

(u) Formerly Wells Fargo Advantage International Core Fund. Change effective May 1, 2006.

(v) Formerly Wells Fargo Advantage Large Company Growth Fund. Change effective May 1, 2006.

(w) Formerly Wells Fargo Advantage Small Cap Growth Fund. Change effective May 1, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                         STI                      STI
                                     CLASSIC VT               CLASSIC VT                   STI                      STI
                                       CAPITAL                 LARGE CAP               CLASSIC VT               CLASSIC VT
                                    APPRECIATION            RELATIVE VALUE           MID-CAP EQUITY           LARGE CAP VALUE
                                        FUND                     FUND                     FUND                  EQUITY FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                       --                       --                       --
   Class IB                                    --                       --                       --                       --
   Other class                            223,404                  198,900                  115,179                  111,510
                                    =============            =============            =============            =============
  Cost:
   Class IA                                    --                       --                       --                       --
   Class IB                                    --                       --                       --                       --
   Other class                         $3,352,681               $1,971,975               $1,219,000               $1,278,119
                                    =============            =============            =============            =============
  Market Value:
   Class IA                                    --                       --                       --                       --
   Class IB                                    --                       --                       --                       --
   Other class                         $3,777,768               $2,621,496               $1,583,716               $1,968,156
 Due from Hartford Life
  Insurance Company                            --                       --                       --                       --
 Receivable from fund shares
  sold                                        568                      388                      292                      289
 Other assets                                   1                       --                       --                        1
                                    -------------            -------------            -------------            -------------
 Total Assets                           3,778,337                2,621,884                1,584,008                1,968,446
                                    -------------            -------------            -------------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           568                      388                      292                      289
 Payable for fund shares
  purchased                                    --                       --                       --                       --
 Other liabilities                             --                       13                       --                       --
                                    -------------            -------------            -------------            -------------
 Total Liabilities                            568                      401                      292                      289
                                    -------------            -------------            -------------            -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                 $3,777,769               $2,621,483               $1,583,716               $1,968,157
                                    =============            =============            =============            =============

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                              UNITS        MINIMUM            MAXIMUM
                                            OWNED BY         UNIT               UNIT          CONTRACT
                                          PARTICIPANTS   FAIR VALUE #       FAIR VALUE #     LIABILITY
----------------------------------------------------------------------------------------------------------
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD (BY SUB-ACCOUNT):
American Century(R) VP Capital
 Appreciation Fund -- Class I                 3,047,695     $1.608579  to     $15.424711        $4,976,339
AllianceBernstein International Value
 Fund -- Class B                                173,572     11.769020  to      11.769020         2,042,768
AIM V.I. Capital Appreciation Fund --
 Class S1                                     6,356,766      0.952220  to       1.093620         6,916,462
AIM V.I. Core Equity Fund -- Class S1        13,760,256      0.903670  to       1.029780        14,121,173
AIM V.I. High Yield Fund -- Class S1          4,634,394      1.020230  to       1.309230         4,920,132
AllianceBernstein VP Global Bond
 Portfolio -- Class B                         1,707,064      1.144930  to       1.227320         2,065,313
AllianceBernstein VP Growth and Income
 Portfolio -- Class B                         3,270,975      1.221790  to       1.431510         4,595,535
American Funds Growth Fund -- Class 2            12,090     10.480790  to      10.480790           126,712
BB&T Mid Cap Growth VIF                      11,786,178      1.465840  to       1.692220        17,887,748
BB&T Capital Manager Equity VIF               9,371,646      1.128790  to       1.644500        11,115,206
BB&T Large Cap VIF                           46,713,396      1.726390  to       1.841880        85,057,198
BB&T Large Cap Growth VIF                     9,527,404      0.978210  to       1.327440         9,864,486
BB&T Special Opportunities Equity VIF         6,447,251      1.527540  to       1.567010        10,038,326
BB&T Total Return Bond VIF                    1,705,064      1.028110  to       1.048300         1,777,985
Calvert Social Balanced Portfolio --
 Class I                                        964,066      3.284530  to       3.654320         3,171,964
Columbia Asset Allocation Fund VS --
 Class A                                      7,341,651      1.090630  to       1.166800         8,497,769
Columbia Small Company Growth Fund VS --
 Class A                                     13,288,308      1.204380  to       1.275890        16,617,453
Columbia Large Cap Value Fund VS --
 Class A                                     23,639,372      1.290060  to       1.441290        33,349,338
Evergreen VA Balanced Fund -- Class I         6,794,988      0.979950  to       1.055990         6,934,460
Evergreen VA Growth Fund -- Class I           8,529,400      0.990810  to       1.444370        10,791,651
Evergreen VA International Equity Fund
 -- Class I                                  19,912,178      1.185900  to       2.015590        30,726,848
Evergreen VA Omega Fund -- Class I           10,538,138      0.633350  to       0.855700         7,767,079
Evergreen VA Special Values Fund --
 Class I                                     13,122,675      1.591980  to       2.153170        25,494,165
Evergreen VA High Income Fund -- Class
 I                                              132,214      1.357440  to       1.386340           182,810
Evergreen VA Fundamental Large Cap Fund
 -- Class I                                  11,581,195      1.255390  to       1.371380        15,757,008
Fidelity(R) VIP Asset Manager (SM) --
 Class INIT                                   2,163,350      1.955730  to      11.510190         4,261,865
Fidelity(R) VIP Growth -- Class INIT          7,425,468      2.019630  to      11.761410        15,106,631
Fidelity(R) VIP Contrafund(R) -- Class
 INIT                                         7,912,004      3.352200  to      14.716590        26,673,151
Fidelity(R) VIP Overseas -- Class INIT        3,132,807      2.122980  to      15.311300         6,707,882
Franklin Income Securities Fund -- Class
 2                                               52,850     11.290950  to      11.290950           596,727
Fifth Third Balanced VIP Fund                   903,390      1.287720  to       1.333250         1,186,661
Fifth Third Disciplined Value VIP Fund        7,353,941      1.830810  to       1.895510        13,728,961
Fifth Third Mid Cap VIP Fund                  7,816,263      1.727540  to       1.788640        13,766,145
Fifth Third Quality Growth VIP Fund          16,197,323      0.752060  to       0.782640        12,462,540
Hartford Advisers HLS Fund -- Class IA      691,442,391      1.160300  to       9.815490     2,630,818,798
Hartford Advisers HLS Fund -- Class IB      297,926,117      1.052080  to       1.298420       335,372,391
Hartford Total Return Bond HLS Fund --
 Class IA                                   341,643,910      1.395330  to      13.445090       793,073,754
Hartford Total Return Bond HLS Fund --
 Class IB                                   180,576,324      1.220630  to       1.483190       254,512,226
Hartford Capital Appreciation HLS Fund
 -- Class IA                                455,543,693      2.194840  to      27.803950     3,528,891,481
Hartford Capital Appreciation HLS Fund
 -- Class IB                                371,509,435      1.418830  to       2.384360       574,128,260
Hartford Dividend and Growth HLS Fund --
 Class IA                                   527,364,228      1.498310  to       4.443440     1,521,917,307
Hartford Dividend and Growth HLS Fund --
 Class IB                                   245,016,239      1.298110  to       1.613690       385,618,091
Hartford Focus HLS Fund -- Class IA          12,346,918      1.105880  to       1.233440        14,267,220
Hartford Focus HLS Fund -- Class IB           5,171,339      1.092650  to       1.139110         5,784,363
Hartford Global Advisers HLS Fund --
 Class IA                                    46,025,338      1.270880  to       2.289030        85,375,752
Hartford Global Advisers HLS Fund --
 Class IB                                    11,295,716      1.032090  to       1.924170        12,285,699

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                              UNITS        MINIMUM            MAXIMUM
                                            OWNED BY         UNIT               UNIT          CONTRACT
                                          PARTICIPANTS   FAIR VALUE #       FAIR VALUE #     LIABILITY
----------------------------------------------------------------------------------------------------------
Hartford Global Communications HLS Fund
 -- Class IA                                  4,423,471     $1.301840  to      $1.427230        $5,923,383
Hartford Global Communications HLS Fund
 -- Class IB                                  1,276,119      1.266200  to       1.318080         1,652,162
Hartford Global Financial Services HLS
 Fund -- Class IA                             6,920,664      1.367240  to       1.452970         9,705,272
Hartford Global Financial Services HLS
 Fund -- Class IB                             2,698,175      1.329780  to       1.384210         3,671,324
Hartford Global Health HLS Fund -- Class
 IA                                          45,175,800      2.032470  to       2.303370        96,656,142
Hartford Global Health HLS Fund -- Class
 IB                                           7,973,405      2.008460  to       2.098100        16,445,402
Hartford Global Leaders HLS Fund --
 Class IA                                   103,016,351      1.399840  to      11.575760       208,195,343
Hartford Global Leaders HLS Fund --
 Class IB                                    51,924,272      0.906310  to       1.998300        52,830,668
Hartford Global Technology HLS Fund --
 Class IA                                    44,840,952      0.522220  to       0.565080        24,440,326
Hartford Global Technology HLS Fund --
 Class IB                                    10,587,200      0.511330  to       0.534170         5,563,856
Hartford Disciplined Equity HLS Fund --
 Class IA                                   149,997,379      1.161960  to      11.870120       201,229,535
Hartford Disciplined Equity HLS Fund --
 Class IB                                    59,393,701      0.969890  to       1.348590        60,732,818
Hartford Growth HLS Fund -- Class IA         68,643,941      1.275180  to      10.027020        90,971,432
Hartford Growth HLS Fund -- Class IB         23,365,234      1.261560  to       1.310660        30,096,467
Hartford Growth Opportunities HLS Fund
 -- Class IA                                 94,925,647      1.532010  to      16.063470       151,331,207
Hartford Growth Opportunities HLS Fund
 -- Class IB                                 23,455,561      1.518140  to       1.574820        36,299,572
Hartford High Yield HLS Fund -- Class
 IA                                         103,610,053      1.337450  to      11.835870       145,256,532
Hartford High Yield HLS Fund -- Class
 IB                                          42,281,732      1.254000  to       1.345630        54,589,175
Hartford Index HLS Fund -- Class IA         109,519,480      1.101550  to       6.601110       437,817,435
Hartford Index HLS Fund -- Class IB          40,253,835      0.948520  to       5.104820        41,421,190
Hartford International Capital
 Appreciation HLS Fund -- Class IA          108,089,878      1.577180  to       1.744810       176,807,126
Hartford International Capital
 Appreciation HLS Fund -- Class IB           29,412,925      1.545620  to       1.611330        46,495,791
Hartford International Small Company HLS
 Fund -- Class IA                            38,838,334      2.192860  to       2.425830        88,636,352
Hartford International Small Company HLS
 Fund -- Class IB                             8,060,441      2.148940  to       2.240240        17,745,470
Hartford International Opportunities HLS
 Fund -- Class IA                           194,645,270      1.363260  to       3.184680       422,311,081
Hartford International Opportunities HLS
 Fund -- Class IB                            71,848,824      1.029160  to       1.509640        80,124,832
Hartford MidCap HLS Fund -- Class IA        103,872,692      2.619840  to       4.488640       422,262,347
Hartford MidCap HLS Fund -- Class IB         12,245,140      1.535950  to       1.594690        19,449,095
Hartford MidCap Value HLS Fund -- Class
 IA                                         148,123,223      1.661020  to       1.852570       257,143,472
Hartford MidCap Value HLS Fund -- Class
 IB                                          43,282,680      1.641160  to       1.710940        72,810,592
Hartford Money Market HLS Fund -- Class
 IA                                         131,330,309      1.020780  to       3.759670       240,944,765
Hartford Money Market HLS Fund -- Class
 IB                                          58,005,318      0.985870  to       1.173990        63,189,600
Hartford Mortgage Securities HLS Fund --
 Class IA                                    63,911,767      1.292540  to       4.700420       163,365,717
Hartford Mortgage Securities HLS Fund --
 Class IB                                    22,088,424      1.246000  to       2.811010        29,261,536
Hartford Small Company HLS Fund -- Class
 IA                                          95,022,339      1.561460  to       2.856650       231,533,614
Hartford Small Company HLS Fund -- Class
 IB                                          51,030,302      0.896310  to       1.799750        55,757,029
Hartford SmallCap Growth HLS Fund --
 Class IA                                    98,354,357      1.361720  to      14.059460       139,070,838
Hartford SmallCap Growth HLS Fund --
 Class IB                                    31,714,193      1.355260  to       1.405870        43,791,561
Hartford Stock HLS Fund -- Class IA         335,064,692      1.065890  to      21.916560     1,484,303,893
Hartford Stock HLS Fund -- Class IB         173,575,076      0.925110  to       1.240520       173,072,983
Hartford U.S. Government Securities HLS
 Fund -- Class IA                           155,153,760      1.072210  to       1.176990       172,640,635
Hartford U.S. Government Securities HLS
 Fund -- Class IB                            62,660,506      1.062640  to       1.102320        67,880,622
Hartford Value HLS Fund -- Class IA          75,967,827      1.293600  to       1.442790       102,857,844
Hartford Value HLS Fund -- Class IB          23,403,291      1.278120  to       1.332450        30,657,858
Hartford Value Opportunities HLS Fund --
 Class IA                                    64,697,315      1.574090  to       1.727800       105,978,378
Hartford Value Opportunities HLS Fund --
 Class IB                                    17,447,722      1.557280  to       1.617830        27,755,130
Hartford Equity Income HLS Fund -- Class
 IA                                          59,520,362      1.387130  to       1.454230        85,100,456
Hartford Equity Income HLS Fund -- Class
 IB                                          10,510,420      1.376210  to       1.415570        14,714,956

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                              UNITS        MINIMUM            MAXIMUM
                                            OWNED BY         UNIT               UNIT          CONTRACT
                                          PARTICIPANTS   FAIR VALUE #       FAIR VALUE #     LIABILITY
----------------------------------------------------------------------------------------------------------
Huntington VA Income Equity Fund             19,870,575     $1.329600  to     $14.713860       $27,983,473
Huntington VA Dividend Capture Fund          18,959,716      1.546480  to      15.788460        32,144,665
Huntington VA Growth Fund                    15,287,296      0.875840  to      12.645800        14,706,487
Huntington VA Mid Corp America Fund           9,787,928      1.609150  to      17.200710        17,572,752
Huntington VA New Economy Fund                3,502,830      1.663210  to      18.063460         6,360,925
Huntington VA Rotating Markets Fund           3,475,205      1.463120  to      17.455390         5,532,710
Huntington VA International Equity Fund         882,183      1.557680  to       1.595120         1,394,629
Huntington VA Macro 100 Fund                  2,918,205      1.135680  to       1.161550         3,358,130
Huntington VA Mortgage Securities Fund          985,991      1.071700  to       1.093360         1,068,512
Huntington VA Situs Small Cap Fund            2,440,105      1.320440  to       1.355600         3,271,459
BlackRock Global Growth V.I. Fund --
 Class I                                        148,925      1.142830  to       1.451110           183,079
BlackRock Large Cap Growth V.I. Fund --
 Class I                                        159,085      0.990630  to       1.206480           160,771
Van Kampen UIF U.S Real Estate Portfolio
 -- Class II                                     63,473     12.646500  to      12.646500           802,715
Equity and Income -- Class II                    18,630     10.966010  to      10.966010           204,299
Mid Cap Growth -- Class II                       33,953      9.941090  to       9.941090           337,533
MTB Large Cap Growth Fund II -- Class           676,840      1.083080  to       1.107050           739,633
MTB Large Cap Value Fund II                     661,031      1.301320  to       1.330090           868,452
MTB Managed Allocation Fund - Moderate
 Growth II                                    3,779,716      1.123380  to       1.148230         4,300,291
MTB Managed Allocation Fund - Aggressive
 Growth Fund II                                     840     12.013900  to      12.013900            10,093
Columbia Marsico International
 Opportunities Fund VS -- Class B            21,607,009      1.782590  to       2.207440        46,374,450
Columbia High Yield Fund VS                  15,186,153      1.533440  to       1.604880        23,985,887
Columbia Marsico Focused Equities Fund
 VS -- Class A                               46,976,265      1.243350  to       1.831620        84,880,685
Columbia Marsico Growth Fund VS -- Class
 A                                           32,749,805      1.147780  to       1.704870        54,584,371
Columbia Marsico 21st Century Fund VS --
 Class A                                     11,286,507      1.159640  to       1.718480        13,773,723
Columbia Marsico Midcap Growth Fund VS
 -- Class A                                  25,202,114      0.894090  to       0.934130        23,108,190
Oppenheimer Global Securities Fund --
 Class SRV                                       37,907     10.825430  to      10.825430           410,361

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                             UNITS        MINIMUM            MAXIMUM
                                            OWNED BY        UNIT               UNIT        CONTRACT
                                          PARTICIPANTS  FAIR VALUE #       FAIR VALUE #   LIABILITY
-----------------------------------------------------------------------------------------------------
Putnam Small Cap Value -- Class IB              27,871    $10.572820  to     $10.572820      $294,675
PIMCO VIT Real Return -- Class ADMN              8,977     10.261340  to      10.261340        92,112
Pioneer Fund VCT Portfolio -- Class II      39,421,545      1.157260  to       1.174050    46,035,850
Pioneer VCT Oak Ridge Large Cap Growth
 Portfolio -- Class II                      12,499,328      1.041970  to       1.056410    13,113,092
Pioneer VCT Value Portfolio -- Class II     43,456,658      1.121810  to       1.138070    49,264,161
Pioneer Mid Cap Value VCT Portfolio --
 Class II                                       12,507     10.689870  to      10.689870       133,702
Jennison 20/20 Focus Portfolio -- Class
 II                                            719,241      1.394740  to       1.425230     1,017,225
Jennison Portfolio -- Class II               1,963,383      0.651870  to       0.928290     1,395,208
Prudential Value Portfolio -- Class II         783,618      1.367990  to       1.411310     1,089,377
SP William Blair International Growth
 Portfolio -- Class II                         328,426      1.153890  to       1.209010       387,789
Royce Small-Cap Portfolio                       42,147     10.350970  to      10.350970       436,268
Smith Barney Government Fund -- Class A          6,325      3.035470  to       3.035470        19,198
Legg Mason Partners Appreciation Fund --
 Class A                                        11,174     15.438490  to      15.438490       172,514
Smith Barney Cash Portfolio -- Class A          63,586      3.404340  to       3.522720       223,544
UBS Series Trust - U.S. Allocation
 Portfolio -- Class I                       13,822,411      1.039840  to       1.247280    16,845,724
Victory Variable Insurance Diversified
 Stock Fund -- Class A                         193,841     10.788170  to      12.164060     2,340,700
Comstock -- Class II                            11,153     11.233820  to      11.233820       125,291
Wells Fargo Advantage VT Asset
 Allocation Fund                               263,838      1.286870  to       1.300790       342,677
Wells Fargo Advantage VT Total Return
 Bond Fund                                      89,012      1.156620  to       1.197940       104,562
Wells Fargo Advantage VT Equity Income
 Fund                                           91,010      1.384290  to       1.418350       127,837
Wells Fargo Advantage VT International
 Core Fund                                     127,083      1.414700  to       1.465150       181,689
Wells Fargo Advantage VT Large Company
 Growth Fund                                   163,453      1.042640  to       1.079890       174,063
Wells Fargo Advantage VT Small Cap
 Growth Fund                                    35,123      1.371760  to       1.420760        48,694
STI Classic VT Capital Appreciation Fund     1,675,613      1.284410  to      12.982330     3,777,769
STI Classic VT Large Cap Relative Value
 Fund                                        1,167,969      1.753440  to      17.723140     2,621,483
STI Classic VT Mid-Cap Equity Fund             569,221      1.769540  to      17.885640     1,583,716
STI Classic VT Large Cap Value Equity
 Fund                                          900,544      1.773920  to      17.929960     1,968,157
ANNUITY CONTRACTS IN THE ANNUITY PERIOD
 (BY SUB-ACCOUNT):
American Century(R) VP Capital
 Appreciation Fund -- Class I                    3,348      1.608579  to       1.608579         5,386
AIM V.I. Capital Appreciation Fund --
 Class S1                                        7,591       1.09362  to        1.09362         8,301
AllianceBernstein VP Growth and Income
 Portfolio -- Class B                           31,632      1.426288  to       1.426288        45,116
BB&T Large Cap VIF                               2,370      1.835132  to       1.835132         4,350
Calvert Social Balanced Portfolio --
 Class I                                        50,375      3.284534  to       3.284534       165,458
Evergreen VA Balanced Fund -- Class I          110,286      1.055993  to       1.055993       116,461
Evergreen VA Growth Fund -- Class I             58,201      1.439068  to       1.439068        83,755
Evergreen VA International Equity Fund
 -- Class I                                     56,451      2.008199  to       2.008199       113,364
Evergreen VA Omega Fund -- Class I               7,874      0.852569  to       0.852569         6,713
Evergreen VA Fundamental Large Cap Fund
 -- Class I                                    104,486      1.367151  to       1.371376       143,198
Fidelity(R) VIP Growth -- Class INIT             3,066      2.019631  to       2.019631         6,192
Fidelity(R) VIP Contrafund(R) -- Class
 INIT                                              184      3.352197  to       3.352197           617
Hartford Advisers HLS Fund -- Class IA       3,446,949      1.192989  to       9.815494    20,278,364
Hartford Advisers HLS Fund -- Class IB          90,659       1.09234  to       1.298419       110,362
Hartford Total Return Bond HLS Fund --
 Class IA                                      739,450      1.454009  to       7.524793     3,031,315
Hartford Total Return Bond HLS Fund --
 Class IB                                       85,389      1.428902  to       1.483185       124,852
Hartford Capital Appreciation HLS Fund
 -- Class IA                                   916,816      2.214268  to      27.803951    13,275,118
Hartford Capital Appreciation HLS Fund
 -- Class IB                                    27,778     $1.473062  to      $2.357117       $48,951
Hartford Dividend and Growth HLS Fund --
 Class IA                                    1,060,858      1.563602  to       3.909317     3,987,344

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                             UNITS        MINIMUM            MAXIMUM
                                            OWNED BY        UNIT               UNIT        CONTRACT
                                          PARTICIPANTS  FAIR VALUE #       FAIR VALUE #   LIABILITY
-----------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS Fund --
 Class IB                                       30,123      1.578268  to       1.613686        48,079
Hartford Global Advisers HLS Fund --
 Class IA                                      112,222       2.03353  to        2.03353       228,206
Hartford Global Communications HLS Fund
 -- Class IA                                     2,187      1.356274  to       1.356274         2,966
Hartford Global Health HLS Fund -- Class
 IA                                             52,754      2.154872  to       2.172494       113,880
Hartford Global Health HLS Fund -- Class
 IB                                              1,165      2.094238  to       2.094238         2,440
Hartford Global Leaders HLS Fund --
 Class IA                                      182,878      1.412249  to       2.156167       374,805
Hartford Global Technology HLS Fund --
 Class IA                                        8,189      0.548386  to       0.548386         4,491
Hartford Disciplined Equity HLS Fund --
 Class IA                                       97,314      1.172258  to       1.425866       137,699
Hartford Growth HLS Fund -- Class IA            93,075      1.335881  to       1.351563       124,448
Hartford Growth Opportunities HLS Fund
 -- Class IA                                   106,814      1.604882  to       1.612383       171,489
Hartford High Yield HLS Fund -- Class
 IA                                            219,166      1.368169  to       1.422701       310,424
Hartford High Yield HLS Fund -- Class
 IB                                             28,227      1.307826  to       1.307826        36,916
Hartford Index HLS Fund -- Class IA            950,212      2.180536  to        6.60111     5,261,524
Hartford International Capital
 Appreciation HLS Fund -- Class IA             140,293      1.648682  to       1.648682       231,298
Hartford International Small Company HLS
 Fund -- Class IA                               10,120      2.292208  to       2.292208        23,197
Hartford International Opportunities HLS
 Fund -- Class IA                              495,104      1.375353  to       3.087435     1,275,922
Hartford International Opportunities HLS
 Fund -- Class IB                                4,527       1.50964  to        1.50964         6,834
Hartford MidCap HLS Fund -- Class IA           193,109      4.085176  to       4.085176       788,885
Hartford MidCap Value HLS Fund -- Class
 IA                                            130,656      1.750503  to       1.760425       228,727
Hartford MidCap Value HLS Fund -- Class
 IB                                             21,148      1.707797  to       1.707797        36,116
Hartford Money Market HLS Fund -- Class
 IA                                            620,685      1.142958  to       3.425423     1,382,256
Hartford Money Market HLS Fund -- Class
 IB                                             11,464      1.173991  to       1.173991        13,459
Hartford Mortgage Securities HLS Fund --
 Class IA                                      368,445      1.346888  to       3.900745     1,176,291
Hartford Mortgage Securities HLS Fund --
 Class IB                                       20,431      1.297563  to       1.297563        26,510
Hartford Small Company HLS Fund -- Class
 IA                                            156,495      1.575297  to       2.574772       392,254
Hartford Small Company HLS Fund -- Class
 IB                                             11,883      0.930638  to       1.799747        18,580
Hartford SmallCap Growth HLS Fund --
 Class IA                                       99,324       1.42651  to       1.433212       141,691
Hartford Stock HLS Fund -- Class IA          1,376,320      1.075353  to      22.210443    17,351,862
Hartford Stock HLS Fund -- Class IB             15,515       1.24052  to        1.24052        19,246
Hartford U.S. Government Securities HLS
 Fund -- Class IA                              183,615      1.110217  to       1.128516       205,998
Hartford U.S. Government Securities HLS
 Fund -- Class IB                               22,484      1.100289  to       1.100289        24,739
Hartford Value HLS Fund -- Class IA            204,499      1.363286  to       1.382731       279,003
Hartford Value HLS Fund -- Class IB              6,471      1.330000  to       1.330000         8,607
Hartford Value Opportunities HLS Fund --
 Class IA                                      118,823      1.648983  to       1.648983       195,937
Hartford Equity Income HLS Fund -- Class
 IA                                             56,890      1.433701  to       1.433701        81,563
Columbia Marsico International
 Opportunities Fund VS -- Class B                3,289       2.20744  to        2.20744         7,260
Columbia High Yield Fund VS                      3,423      1.604881  to       1.604881         5,494
Columbia Marsico Focused Equities Fund
 VS -- Class A                                   9,756      1.831624  to       1.831624        17,870
Columbia Marsico Growth Fund VS -- Class
 A                                              16,431      1.704873  to       1.704873        28,012
Jennison Portfolio -- Class II                   7,151      0.666147  to       0.666147         4,764

#  Rounded unit values

-------------------------------------------------------------------------------

                      [This page intentionally left blank]

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                      AMERICAN
                                   CENTURY(R) VP                                  AIM V.I.
                                      CAPITAL          ALLIANCEBERNSTEIN           CAPITAL
                                    APPRECIATION         INTERNATIONAL          APPRECIATION
                                        FUND               VALUE FUND               FUND
                                    SUB-ACCOUNT         SUB-ACCOUNT (A)          SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $ --                  $972                 $3,976
                                     ----------            ----------            -----------
EXPENSE:
 Mortality and expense risk
  charges                               (61,802)               (6,894)               (94,133)
                                     ----------            ----------            -----------
  Net investment income (loss)          (61,802)               (5,922)               (90,157)
                                     ----------            ----------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (21,479)               (1,063)              (522,325)
 Net realized gain on
  distributions                              --                 1,382                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           709,117               216,266                940,670
                                     ----------            ----------            -----------
  Net gain (loss) on
   investments                          687,638               216,585                418,345
                                     ----------            ----------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                          $625,836              $210,663               $328,188
                                     ==========            ==========            ===========

(a)  From inception, April 17, 2006 to December 31, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                                       ALLIANCEBERNSTEIN VP
                                      AIM V.I.                AIM V.I.          ALLIANCEBERNSTEIN VP        GROWTH AND
                                     CORE EQUITY             HIGH YIELD             GLOBAL BOND               INCOME
                                        FUND                    FUND                 PORTFOLIO              PORTFOLIO
                                 SUB-ACCOUNT (B)(C)          SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $239,577               $412,456               $25,717                 $53,303
                                    -------------            -----------             ---------              ----------
EXPENSE:
 Mortality and expense risk
  charges                                (192,077)               (70,438)              (26,402)                (61,007)
                                    -------------            -----------             ---------              ----------
  Net investment income
   (loss)                                  47,500                342,018                  (685)                 (7,704)
                                    -------------            -----------             ---------              ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                (3,496,313)              (557,590)               (2,036)                 17,283
 Net realized gain on
  distributions                                --                     --                17,145                 239,327
 Net unrealized appreciation
  (depreciation) of
  investments during the year           5,326,276                677,526                50,088                 410,776
                                    -------------            -----------             ---------              ----------
  Net gain (loss) on
   investments                          1,829,963                119,936                65,197                 667,386
                                    -------------            -----------             ---------              ----------
  Net increase (decrease) in
   net assets resulting from
   operations                          $1,877,463               $461,954               $64,512                $659,682
                                    =============            ===========             =========              ==========


                                    AMERICAN                 BB&T                    BB&T
                                  FUNDS GROWTH             MID CAP             CAPITAL MANAGER
                                      FUND                GROWTH VIF              EQUITY VIF
                                 SUB-ACCOUNT (A)         SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $868                  $84,056                $110,360
                                     -------             ------------            ------------
EXPENSE:
 Mortality and expense risk
  charges                               (723)                (276,064)               (140,789)
                                     -------             ------------            ------------
  Net investment income
   (loss)                                145                 (192,008)                (30,429)
                                     -------             ------------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  271                  120,988                  57,060
 Net realized gain on
  distributions                          273                1,097,540                 331,993
 Net unrealized appreciation
  (depreciation) of
  investments during the year          8,402                 (795,033)              1,030,923
                                     -------             ------------            ------------
  Net gain (loss) on
   investments                         8,946                  423,495               1,419,976
                                     -------             ------------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $9,091                 $231,487              $1,389,547
                                     =======             ============            ============

(a)  From inception, April 17, 2006 to December 31, 2006.

(b) Effective April 28, 2006, AIM V.I. Premier Equity Fund merged with AIM V.I. Core Equity Fund.

(c)  From inception, April 28, 2006 to December 31, 2006.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                                                         BB&T
                                                                 BB&T                  SPECIAL
                                         BB&T                  LARGE CAP            OPPORTUNITIES
                                     LARGE CAP VIF            GROWTH VIF              EQUITY VIF
                                    SUB-ACCOUNT (D)         SUB-ACCOUNT (E)          SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $1,104,548                $49,889                  $5,017
                                     -------------            -----------            ------------
EXPENSE:
 Mortality and expense risk
  charges                               (1,121,098)              (150,775)               (129,463)
                                     -------------            -----------            ------------
  Net investment income (loss)             (16,550)              (100,886)               (124,446)
                                     -------------            -----------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  1,802,504                185,588                 104,884
 Net realized gain on
  distributions                                 --                 27,037                 425,328
 Net unrealized appreciation
  (depreciation) of
  investments during the year           12,895,102                152,110               1,514,185
                                     -------------            -----------            ------------
  Net gain (loss) on
   investments                          14,697,606                364,735               2,044,397
                                     -------------            -----------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $14,681,056               $263,849              $1,919,951
                                     =============            ===========            ============

(d) Formerly BB&T Large Cap Value VIF. Change effective March 13, 2006.

(e)  Formerly BB&T Large Company Growth VIF. Change effective March 13, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

                                                                                                        COLUMBIA
                                      BB&T                CALVERT                COLUMBIA             SMALL COMPANY
                                  TOTAL RETURN        SOCIAL BALANCED        ASSET ALLOCATION            GROWTH
                                    BOND VIF             PORTFOLIO                FUND VS                FUND VS
                                   SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT (F)        SUB-ACCOUNT (G)
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $75,056               $74,744                 $391,416                 $ --
                                    ---------            ----------            -------------            ---------
EXPENSE:
 Mortality and expense risk
  charges                             (24,052)              (40,788)                (116,690)            (265,318)
                                    ---------            ----------            -------------            ---------
  Net investment income
   (loss)                              51,004                33,956                  274,726             (265,318)
                                    ---------            ----------            -------------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                (7,885)               43,152                  572,468            3,009,963
 Net realized gain on
  distributions                            --                57,356                  982,375            3,471,587
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (12,652)              101,936               (1,186,523)           (4,481,635)
                                    ---------            ----------            -------------            ---------
  Net gain (loss) on
   investments                        (20,537)              202,444                  368,320            1,999,915
                                    ---------            ----------            -------------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $30,467              $236,400                 $643,046            $1,734,597
                                    =========            ==========            =============            =========


                                      COLUMBIA              EVERGREEN VA            EVERGREEN VA
                                   LARGE CAP VALUE            BALANCED                 GROWTH
                                       FUND VS                  FUND                    FUND
                                   SUB-ACCOUNT (H)           SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $995,892               $177,940                    $ --
                                    -------------            -----------            ------------
EXPENSE:
 Mortality and expense risk
  charges                                (483,333)              (101,866)               (166,146)
                                    -------------            -----------            ------------
  Net investment income
   (loss)                                 512,559                 76,074                (166,146)
                                    -------------            -----------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 6,667,969                 32,646                 633,585
 Net realized gain on
  distributions                         2,861,882                     --                 590,204
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (5,136,798)               437,437                   7,959
                                    -------------            -----------            ------------
  Net gain (loss) on
   investments                          4,393,053                470,083               1,231,748
                                    -------------            -----------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $4,905,612               $546,157              $1,065,602
                                    =============            ===========            ============

(f)  Formerly Nations Asset Allocation Portfolio. Change effective May 1, 2006.

(g)  Formerly Nations Small Company Portfolio. Change effective May 1, 2006.

(h) Formerly Nations Value Portfolio. Change effective May 1, 2006.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                     EVERGREEN VA           EVERGREEN VA            EVERGREEN VA
                                    INTERNATIONAL               OMEGA                 SPECIAL
                                     EQUITY FUND                FUND                VALUES FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $1,085,144                   $ --                $182,941
                                     ------------            -----------            ------------
EXPENSE:
 Mortality and expense risk
  charges                                (434,716)              (119,672)               (359,095)
                                     ------------            -----------            ------------
  Net investment income (loss)            650,428               (119,672)               (176,154)
                                     ------------            -----------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   845,619               (227,293)                 51,335
 Net realized gain on
  distributions                         1,479,546                     --               2,752,291
 Net unrealized appreciation
  (depreciation) of
  investments during the year           2,759,714                671,905               1,436,739
                                     ------------            -----------            ------------
  Net gain (loss) on
   investments                          5,084,879                444,612               4,240,365
                                     ------------            -----------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $5,735,307               $324,940              $4,064,211
                                     ============            ===========            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  EVERGREEN VA           EVERGREEN VA
                                      HIGH               FUNDAMENTAL           FIDELITY(R) VIP         FIDELITY(R) VIP
                                   INCOME FUND          LARGE CAP FUND         ASSET MANAGERSM              GROWTH
                                   SUB-ACCOUNT           SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $12,696                $194,306               $120,477                  $61,264
                                    ---------            ------------             ----------             ------------
EXPENSE:
 Mortality and expense risk
  charges                              (2,789)               (234,830)               (53,564)                (191,053)
                                    ---------            ------------             ----------             ------------
  Net investment income
   (loss)                               9,907                 (40,524)                66,913                 (129,789)
                                    ---------            ------------             ----------             ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                (4,352)                889,710                (68,559)                (450,017)
 Net realized gain on
  distributions                            --                 254,960                     --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           8,054                 652,471                250,676                1,404,304
                                    ---------            ------------             ----------             ------------
  Net gain (loss) on
   investments                          3,702               1,797,141                182,117                  954,287
                                    ---------            ------------             ----------             ------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $13,609              $1,756,617               $249,030                 $824,498
                                    =========            ============             ==========             ============

                                                                                  FRANKLIN
                                  FIDELITY(R) VIP        FIDELITY(R) VIP           INCOME
                                   CONTRAFUND(R)             OVERSEAS          SECURITIES FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT         SUB-ACCOUNT (A)
-----------------------------  -----------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $332,727               $51,493               $1,360
                                    ------------            ----------            ---------
EXPENSE:
 Mortality and expense risk
  charges                               (323,222)              (76,920)              (2,429)
                                    ------------            ----------            ---------
  Net investment income
   (loss)                                  9,505               (25,427)              (1,069)
                                    ------------            ----------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  347,606                (3,221)                 432
 Net realized gain on
  distributions                        2,121,360                35,797                  182
 Net unrealized appreciation
  (depreciation) of
  investments during the year             52,543               922,751               39,397
                                    ------------            ----------            ---------
  Net gain (loss) on
   investments                         2,521,509               955,327               40,011
                                    ------------            ----------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $2,531,014              $929,900              $38,942
                                    ============            ==========            =========

(a)  From inception, April 17, 2006 to December 31, 2006.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                    FIFTH THIRD           FIFTH THIRD             FIFTH THIRD
                                     BALANCED          DISCIPLINED VALUE            MID CAP
                                     VIP FUND               VIP FUND                VIP FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT             SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $31,942                $282,157                  $3,727
                                     ---------            ------------            ------------
EXPENSE:
 Mortality and expense risk
  charges                              (19,007)               (199,152)               (209,039)
                                     ---------            ------------            ------------
  Net investment income (loss)          12,935                  83,005                (205,312)
                                     ---------            ------------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 16,512                 183,982                 378,543
 Net realized gain on
  distributions                         12,380                 214,839                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           45,753               1,765,490               1,000,486
                                     ---------            ------------            ------------
  Net gain (loss) on
   investments                          74,645               2,164,311               1,379,029
                                     ---------            ------------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $87,580              $2,247,316              $1,173,717
                                     =========            ============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                          FIRST HORIZON
                                    FIFTH THIRD              CAPITAL             FIRST HORIZON         HARTFORD
                                  QUALITY GROWTH          APPRECIATION            CORE EQUITY          ADVISERS
                                     VIP FUND               PORTFOLIO              PORTFOLIO           HLS FUND
                                    SUB-ACCOUNT          SUB-ACCOUNT (I)        SUB-ACCOUNT (I)      SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $94,533                   $ --                 $5,481          $68,062,564
                                    -----------            -----------            -----------       --------------
EXPENSE:
 Mortality and expense risk
  charges                              (186,385)                (7,712)               (18,719)         (41,415,781)
                                    -----------            -----------            -----------       --------------
  Net investment income
   (loss)                               (91,852)                (7,712)               (13,238)          26,646,783
                                    -----------            -----------            -----------       --------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 226,022               (260,550)              (341,855)          86,594,027
 Net realized gain on
  distributions                              --                847,321                632,884          214,104,472
 Net unrealized appreciation
  (depreciation) of
  investments during the year           287,411               (256,349)              (219,240)         (60,709,273)
                                    -----------            -----------            -----------       --------------
  Net gain (loss) on
   investments                          513,433                330,422                 71,789          239,989,226
                                    -----------            -----------            -----------       --------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $421,581               $322,710                $58,551         $266,636,009
                                    ===========            ===========            ===========       ==============

                                       HARTFORD             HARTFORD             HARTFORD
                                     TOTAL RETURN           CAPITAL            DIVIDEND AND
                                         BOND             APPRECIATION            GROWTH
                                       HLS FUND             HLS FUND             HLS FUND
                                     SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $50,387,951          $51,692,699          $30,545,804
                                    --------------       --------------       --------------
EXPENSE:
 Mortality and expense risk
  charges                              (15,462,831)         (55,754,207)         (25,858,663)
                                    --------------       --------------       --------------
  Net investment income
   (loss)                               34,925,120           (4,061,508)           4,687,141
                                    --------------       --------------       --------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    426,966           42,382,867           15,670,021
 Net realized gain on
  distributions                            150,495          508,738,784          134,706,760
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (2,086,912)          23,504,366          157,062,368
                                    --------------       --------------       --------------
  Net gain (loss) on
   investments                          (1,509,451)         574,626,017          307,439,149
                                    --------------       --------------       --------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $33,415,669         $570,564,509         $312,126,290
                                    ==============       ==============       ==============

(i)  Fund closed February 22, 2006.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                                                        HARTFORD
                                       HARTFORD                HARTFORD                  GLOBAL
                                        FOCUS               GLOBAL ADVISERS          COMMUNICATIONS
                                       HLS FUND                HLS FUND                 HLS FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $144,569               $2,834,861                $135,326
                                     ------------            -------------            ------------
EXPENSE:
 Mortality and expense risk
  charges                                (305,919)              (1,408,289)               (111,139)
                                     ------------            -------------            ------------
  Net investment income (loss)           (161,350)               1,426,572                  24,187
                                     ------------            -------------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   261,679                1,762,669                 470,283
 Net realized gain on
  distributions                         1,594,634                3,545,897               1,329,776
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (196,870)                 363,406                (532,854)
                                     ------------            -------------            ------------
  Net gain (loss) on
   investments                          1,659,443                5,671,972               1,267,205
                                     ------------            -------------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $1,498,093               $7,098,544              $1,291,392
                                     ============            =============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      HARTFORD
                                  GLOBAL FINANCIAL       HARTFORD                 HARTFORD                 HARTFORD
                                      SERVICES         GLOBAL HEALTH           GLOBAL LEADERS          GLOBAL TECHNOLOGY
                                      HLS FUND           HLS FUND                 HLS FUND                 HLS FUND
                                    SUB-ACCOUNT         SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $214,075             $54,287               $1,830,061                     $ --
                                    ------------       -------------            -------------            -------------
EXPENSE:
 Mortality and expense risk
  charges                               (194,948)         (1,626,470)              (3,778,521)                (441,444)
                                    ------------       -------------            -------------            -------------
  Net investment income
   (loss)                                 19,127          (1,572,183)              (1,948,460)                (441,444)
                                    ------------       -------------            -------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  360,773           2,636,169                  970,114               (1,422,828)
 Net realized gain on
  distributions                          515,484          16,367,423               14,035,828                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          1,351,835          (7,019,086)              17,285,004                4,428,065
                                    ------------       -------------            -------------            -------------
  Net gain (loss) on
   investments                         2,228,092          11,984,506               32,290,946                3,005,237
                                    ------------       -------------            -------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $2,247,219         $10,412,323              $30,342,486               $2,563,793
                                    ============       =============            =============            =============

                                                                              HARTFORD
                                      HARTFORD            HARTFORD             GROWTH
                                 DISCIPLINED EQUITY        GROWTH           OPPORTUNITIES
                                      HLS FUND            HLS FUND            HLS FUND
                                     SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $2,586,916             $44,409          $1,278,457
                                    -------------       -------------       -------------
EXPENSE:
 Mortality and expense risk
  charges                              (3,858,435)         (1,889,524)         (2,791,062)
                                    -------------       -------------       -------------
  Net investment income
   (loss)                              (1,271,519)         (1,845,115)         (1,512,605)
                                    -------------       -------------       -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (511,070)            866,510            (416,008)
 Net realized gain on
  distributions                                --           7,483,543          18,848,717
 Net unrealized appreciation
  (depreciation) of
  investments during the year          27,793,302          (2,803,719)             (5,750)
                                    -------------       -------------       -------------
  Net gain (loss) on
   investments                         27,282,232           5,546,334          18,426,959
                                    -------------       -------------       -------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $26,010,713          $3,701,219         $16,914,354
                                    =============       =============       =============

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                                          HARTFORD
                                                                        INTERNATIONAL
                                  HARTFORD            HARTFORD             CAPITAL
                                 HIGH YIELD             INDEX           APPRECIATION
                                  HLS FUND            HLS FUND            HLS FUND
                                 SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                        $28,778,434          $7,807,932          $1,487,161
                                -------------       -------------       -------------
EXPENSE:
 Mortality and expense risk
  charges                          (2,989,950)         (6,404,636)         (2,785,644)
                                -------------       -------------       -------------
  Net investment income (loss)     25,788,484           1,403,296          (1,298,483)
                                -------------       -------------       -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions             1,316,314          16,421,411             307,450
 Net realized gain on
  distributions                            --          52,821,532          16,336,685
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (9,063,128)         (7,341,967)         22,727,770
                                -------------       -------------       -------------
  Net gain (loss) on
   investments                     (7,746,814)         61,900,976          39,371,905
                                -------------       -------------       -------------
  Net increase (decrease) in
   net assets resulting from
   operations                     $18,041,670         $63,304,272         $38,073,422
                                =============       =============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      HARTFORD            HARTFORD
                                    INTERNATIONAL       INTERNATIONAL          HARTFORD            HARTFORD
                                    SMALL COMPANY       OPPORTUNITIES          MID CAP           MIDCAP VALUE
                                      HLS FUND            HLS FUND             HLS FUND            HLS FUND
                                     SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $1,752,469         $11,140,512           $4,668,051          $2,630,774
                                    -------------       -------------       --------------       -------------
EXPENSE:
 Mortality and expense risk
  charges                              (1,340,426)         (6,276,017)          (6,010,820)         (4,854,241)
                                    -------------       -------------       --------------       -------------
  Net investment income
   (loss)                                 412,043           4,864,495           (1,342,769)         (2,223,467)
                                    -------------       -------------       --------------       -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   702,092           3,165,082           10,563,796           7,853,442
 Net realized gain on
  distributions                        11,390,701          37,458,903           68,467,987          42,389,267
 Net unrealized appreciation
  (depreciation) of
  investments during the year          10,087,032          48,016,099          (32,204,535)          1,398,824
                                    -------------       -------------       --------------       -------------
  Net gain (loss) on
   investments                         22,179,825          88,640,084           46,827,248          51,641,533
                                    -------------       -------------       --------------       -------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $22,591,868         $93,504,579          $45,484,479         $49,418,066
                                    =============       =============       ==============       =============

                                                           HARTFORD
                                      HARTFORD             MORTGAGE                  HARTFORD
                                    MONEY MARKET          SECURITIES              SMALL COMPANY
                                      HLS FUND             HLS FUND                  HLS FUND
                                     SUB-ACCOUNT         SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $14,088,935          $20,802,748                  $478,530
                                    -------------       --------------            --------------
EXPENSE:
 Mortality and expense risk
  charges                              (4,227,066)          (2,884,525)               (4,007,830)
                                    -------------       --------------            --------------
  Net investment income
   (loss)                               9,861,869           17,918,223                (3,529,300)
                                    -------------       --------------            --------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                        --              707,286                13,735,701
 Net realized gain on
  distributions                                --                   --                43,732,992
 Net unrealized appreciation
  (depreciation) of
  investments during the year                  --          (12,325,156)              (17,699,159)
                                    -------------       --------------            --------------
  Net gain (loss) on
   investments                                 --          (11,617,870)               39,769,534
                                    -------------       --------------            --------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $9,861,869           $6,300,353               $36,240,234
                                    =============       ==============            ==============

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                  HARTFORD                                      HARTFORD
                                  SMALLCAP             HARTFORD              U.S. GOVERNMENT
                                   GROWTH               STOCK                  SECURITIES
                                  HLS FUND             HLS FUND                 HLS FUND
                                 SUB-ACCOUNT         SUB-ACCOUNT               SUB-ACCOUNT
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                           $548,516          $20,967,950               $8,497,039
                                -------------       --------------            -------------
EXPENSE:
 Mortality and expense risk
  charges                          (2,846,389)         (22,145,529)              (3,833,565)
                                -------------       --------------            -------------
  Net investment income (loss)     (2,297,873)          (1,177,579)               4,663,474
                                -------------       --------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions               189,574           92,001,820                  273,285
 Net realized gain on
  distributions                    11,886,424           93,494,274                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year        (682,687)          21,587,447                  864,228
                                -------------       --------------            -------------
  Net gain (loss) on
   investments                     11,393,311          207,083,541                1,137,513
                                -------------       --------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                      $9,095,438         $205,905,962               $5,800,987
                                =============       ==============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                     HARTFORD
                                 HARTFORD              VALUE                  HARTFORD                HUNTINGTON
                                   VALUE           OPPORTUNITIES            EQUITY INCOME             VA INCOME
                                 HLS FUND            HLS FUND                 HLS FUND               EQUITY FUND
                                SUB-ACCOUNT         SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                        $1,430,475          $1,551,868               $1,713,877                $540,603
                               -------------       -------------            -------------            ------------
EXPENSE:
 Mortality and expense risk
  charges                         (1,620,972)         (1,758,783)                (976,801)               (419,820)
                               -------------       -------------            -------------            ------------
  Net investment income
   (loss)                           (190,497)           (206,915)                 737,076                 120,783
                               -------------       -------------            -------------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions              703,220             253,580                  146,344                 378,472
 Net realized gain on
  distributions                    2,909,238          14,298,691                  131,950                 814,386
 Net unrealized appreciation
  (depreciation) of
  investments during the year     17,072,274           4,770,191               11,704,217               1,532,471
                               -------------       -------------            -------------            ------------
  Net gain (loss) on
   investments                    20,684,732          19,322,462               11,982,511               2,725,329
                               -------------       -------------            -------------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                    $20,494,235         $19,115,547              $12,719,587              $2,846,112
                               =============       =============            =============            ============


                                     HUNTINGTON              HUNTINGTON              HUNTINGTON
                                    VA DIVIDEND              VA GROWTH              VA MID CORP
                                    CAPTURE FUND                FUND                AMERICA FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $1,087,200                 $63,303                 $70,575
                                    ------------            ------------            ------------
EXPENSE:
 Mortality and expense risk
  charges                               (484,542)               (228,781)               (274,925)
                                    ------------            ------------            ------------
  Net investment income
   (loss)                                602,658                (165,478)               (204,350)
                                    ------------            ------------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  171,587                 159,963                 462,707
 Net realized gain on
  distributions                          713,657                 175,645                 215,848
 Net unrealized appreciation
  (depreciation) of
  investments during the year          2,779,266                 690,466                 483,912
                                    ------------            ------------            ------------
  Net gain (loss) on
   investments                         3,664,510               1,026,074               1,162,467
                                    ------------            ------------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $4,267,168                $860,596                $958,117
                                    ============            ============            ============

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                               HUNTINGTON            HUNTINGTON            HUNTINGTON
                                                 VA NEW             VA ROTATING         VA INTERNATIONAL
                                                ECONOMY               MARKETS                EQUITY
                                                  FUND                  FUND                  FUND
                                              SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                         $7,518               $33,338                $9,965
                                               ----------            ----------            ----------
EXPENSE:
 Mortality and expense risk charges               (97,526)              (82,418)              (10,508)
                                               ----------            ----------            ----------
  Net investment income (loss)                    (90,008)              (49,080)                 (543)
                                               ----------            ----------            ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                     65,105                52,048                 3,656
 Net realized gain on distributions                94,449               179,925                 6,511
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        441,115               668,486               147,808
                                               ----------            ----------            ----------
  Net gain (loss) on investments                  600,669               900,459               157,975
                                               ----------            ----------            ----------
  Net increase (decrease) in net assets
   resulting from operations                     $510,661              $851,379              $157,432
                                               ==========            ==========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                               HUNTINGTON          HUNTINGTON          BLACKROCK
                                            HUNTINGTON         VA MORTGAGE          VA SITUS            GLOBAL
                                           VA MACRO 100        SECURITIES          SMALL CAP          GROWTH V.I.
                                               FUND               FUND                FUND               FUND
                                           SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT (J)
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $5,581             $4,399              $2,016             $1,609
                                            ----------          ---------          ----------          ---------
EXPENSE:
 Mortality and expense risk charges            (51,438)            (6,409)            (50,666)            (2,371)
                                            ----------          ---------          ----------          ---------
  Net investment income (loss)                 (45,857)            (2,010)            (48,650)              (762)
                                            ----------          ---------          ----------          ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                  20,601                782                 965              1,313
 Net realized gain on distributions             40,796                 --              39,307                 --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     154,710             18,150              92,435             28,561
                                            ----------          ---------          ----------          ---------
  Net gain (loss) on investments               216,107             18,932             132,707             29,874
                                            ----------          ---------          ----------          ---------
  Net increase (decrease) in net
   assets resulting from operations           $170,250            $16,922             $84,057            $29,112
                                            ==========          =========          ==========          =========

                                            BLACKROCK         VAN KAMPEN
                                            LARGE CAP           UIF U.S            EQUITY
                                           GROWTH V.I.        REAL ESTATE            AND
                                              FUND             PORTFOLIO           INCOME
                                         SUB-ACCOUNT (K)    SUB-ACCOUNT (A)    SUB-ACCOUNT (A)
--------------------------------------  -------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                       $453               $792               $105
                                            ---------          ---------          ---------
EXPENSE:
 Mortality and expense risk charges            (2,296)            (2,713)              (852)
                                            ---------          ---------          ---------
  Net investment income (loss)                 (1,843)            (1,921)              (747)
                                            ---------          ---------          ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                    843                (41)               205
 Net realized gain on distributions                --              5,430                200
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      9,457             71,683             13,371
                                            ---------          ---------          ---------
  Net gain (loss) on investments               10,300             77,072             13,776
                                            ---------          ---------          ---------
  Net increase (decrease) in net
   assets resulting from operations            $8,457            $75,151            $13,029
                                            =========          =========          =========

(a)  From inception, April 17, 2006 to December 31, 2006.

(j)  Formerly Mercury Global Growth V.I. Fund. Change effective October 2, 2006.

(k) Formerly Mercury Large Cap Growth V.I. Fund. Change effective October 2,
    2006.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------


                                                              MTB                   MTB
                                                       LARGE CAP GROWTH       LARGE CAP VALUE
                                  MID CAP GROWTH            FUND II               FUND II
                                  SUB-ACCOUNT (A)         SUB-ACCOUNT           SUB-ACCOUNT
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $ --                $3,739                 $8,324
                                     ---------             ---------             ----------
EXPENSE:
 Mortality and expense risk
  charges                               (2,199)              (11,325)               (12,870)
                                     ---------             ---------             ----------
  Net investment income (loss)          (2,199)               (7,586)                (4,546)
                                     ---------             ---------             ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    354                   609                    609
 Net realized gain on
  distributions                         16,778                 7,752                 58,824
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                                     739                57,372                 62,531
                                     ---------             ---------             ----------
  Net gain (loss) on
   investments                          17,871                65,733                121,964
                                     ---------             ---------             ----------
  Net increase (decrease) in
   net assets resulting from
   operations                          $15,672               $58,147               $117,418
                                     =========             =========             ==========

(a)  From inception, April 17, 2006 to December 31, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    MTB                   MTB                 COLUMBIA
                                  MANAGED               MANAGED               MARSICO
                                 ALLOCATION           ALLOCATION           INTERNATIONAL              COLUMBIA
                              FUND - MODERATE      FUND - AGGRESSIVE       OPPORTUNITIES             HIGH YIELD
                                 GROWTH II          GROWTH FUND II            FUND VS                 FUND VS
                                SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT (L)         SUB-ACCOUNT (M)
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                         $105,396                $228                 $122,118                $596,069
                                 ----------             -------             ------------            ------------
EXPENSE:
 Mortality and expense
  risk charges                      (61,995)               (108)                (605,163)               (353,972)
                                 ----------             -------             ------------            ------------
  Net investment income
   (loss)                            43,401                 120                 (483,045)                242,097
                                 ----------             -------             ------------            ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
  on security transactions            8,026                   7                  349,438                 297,500
 Net realized gain on
  distributions                     207,821                 262                1,289,092                 202,713
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                               89,811                 810                7,141,494               1,456,402
                                 ----------             -------             ------------            ------------
  Net gain (loss) on
   investments                      305,658               1,079                8,780,024               1,956,615
                                 ----------             -------             ------------            ------------
  Net increase (decrease)
   in net assets resulting
   from operations                 $349,059              $1,199               $8,296,979              $2,198,712
                                 ==========             =======             ============            ============


                                   COLUMBIA                 COLUMBIA                COLUMBIA
                                    MARSICO                 MARSICO                 MARSICO
                               FOCUSED EQUITIES              GROWTH               21ST CENTURY
                                    FUND VS                 FUND VS                 FUND VS
                                SUB-ACCOUNT (N)         SUB-ACCOUNT (O)         SUB-ACCOUNT (P)
--------------------------  -----------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $ --                    $ --                 $22,798
                                 -------------            ------------            ------------
EXPENSE:
 Mortality and expense
  risk charges                      (1,172,913)               (789,680)               (174,531)
                                 -------------            ------------            ------------
  Net investment income
   (loss)                           (1,172,913)               (789,680)               (151,733)
                                 -------------            ------------            ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
  on security transactions           3,519,861               2,302,535                  81,708
 Net realized gain on
  distributions                             --                      --                 415,619
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                               3,136,174                 868,877               1,753,605
                                 -------------            ------------            ------------
  Net gain (loss) on
   investments                       6,656,035               3,171,412               2,250,932
                                 -------------            ------------            ------------
  Net increase (decrease)
   in net assets resulting
   from operations                  $5,483,122              $2,381,732              $2,099,199
                                 =============            ============            ============

(l) Formerly Nations Marsico International Opportunities Portfolio. Change effective May 1, 2006.

(m) Formerly Nations High Yield Bond Portfolio. Change effective May 1, 2006.

(n) Formerly Nations Marsico Focused Equities Portfolio. Change effective May 1, 2006.

(o) Formerly Nations Marsico Growth Portfolio. Change effective May 1, 2006.

(p) Formerly Nations Marsico 21st Century Portfolio. Change effective May 1,
    2006.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------


                                   COLUMBIA MARSICO          OPPENHEIMER              PUTNAM
                                    MIDCAP GROWTH         GLOBAL SECURITIES          SMALL CAP
                                       FUND VS                  FUND                   VALUE
                                   SUB-ACCOUNT (Q)         SUB-ACCOUNT (A)        SUB-ACCOUNT (A)
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                   $ --                  $ --                   $ --
                                     ------------             ---------              ---------
EXPENSE:
 Mortality and expense risk
  charges                                (347,143)               (1,724)                (1,134)
                                     ------------             ---------              ---------
  Net investment income (loss)           (347,143)               (1,724)                (1,134)
                                     ------------             ---------              ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   269,683                     9                    (27)
 Net realized gain on
  distributions                         1,091,830                    --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                                  2,348,487                40,015                 16,865
                                     ------------             ---------              ---------
  Net gain (loss) on
   investments                          3,710,000                40,024                 16,838
                                     ------------             ---------              ---------
  Net increase (decrease) in
   net assets resulting from
   operations                          $3,362,857               $38,300                $15,704
                                     ============             =========              =========

(a)  From inception, April 17, 2006 to December 31, 2006.

(q) Formerly Nations Marsico Midcap Growth Portfolio. Change effective May 1, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                  PIONEER VCT
                                                                                   OAK RIDGE
                                                                                   LARGE CAP
                                  PIMCO VIT REAL          PIONEER FUND              GROWTH               PIONEER VCT
                                      RETURN             VCT PORTFOLIO             PORTFOLIO           VALUE PORTFOLIO
                                 SUB-ACCOUNT (A)          SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 DIVIDENDS                             $1,824                 $523,451                 $4,188                $112,202
                                     --------             ------------            -----------            ------------
EXPENSE:
 MORTALITY AND EXPENSE RISK
  CHARGES                                (499)                (756,111)              (233,038)               (752,952)
                                     --------             ------------            -----------            ------------
  NET INVESTMENT INCOME
   (LOSS)                               1,325                 (232,660)              (228,850)               (640,750)
                                     --------             ------------            -----------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 NET REALIZED GAIN (LOSS) ON
  SECURITY TRANSACTIONS                   417                  986,749                 12,273                 690,075
 NET REALIZED GAIN ON
  DISTRIBUTIONS                         2,320                       --                192,190               2,796,903
 NET UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  INVESTMENTS DURING THE
  YEAR                                 (3,105)               5,748,097                118,833               3,538,863
                                     --------             ------------            -----------            ------------
  NET GAIN (LOSS) ON
   INVESTMENTS                           (368)               6,734,846                323,296               7,025,841
                                     --------             ------------            -----------            ------------
  NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING FROM
   OPERATIONS                            $957               $6,502,186                $94,446              $6,385,091
                                     ========             ============            ===========            ============


                                 PIONEER MID CAP
                                    VALUE VCT           JENNISON 20/20           JENNISON
                                    PORTFOLIO          FOCUS PORTFOLIO          PORTFOLIO
                                 SUB-ACCOUNT (A)         SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
INVESTMENT INCOME:
 DIVIDENDS                               $ --                   $ --                  $ --
                                     --------             ----------            ----------
EXPENSE:
 MORTALITY AND EXPENSE RISK
  CHARGES                                (511)               (12,014)              (19,401)
                                     --------             ----------            ----------
  NET INVESTMENT INCOME
   (LOSS)                                (511)               (12,014)              (19,401)
                                     --------             ----------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 NET REALIZED GAIN (LOSS) ON
  SECURITY TRANSACTIONS                     6                  3,721                  (947)
 NET REALIZED GAIN ON
  DISTRIBUTIONS                         1,315                 44,622                    --
 NET UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  INVESTMENTS DURING THE
  YEAR                                  7,920                 55,213                18,625
                                     --------             ----------            ----------
  NET GAIN (LOSS) ON
   INVESTMENTS                          9,241                103,556                17,678
                                     --------             ----------            ----------
  NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING FROM
   OPERATIONS                          $8,730                $91,542               $(1,723)
                                     ========             ==========            ==========

(a)  From inception, April 17, 2006 to December 31, 2006.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                       SP WILLIAM BLAIR
                                     PRUDENTIAL          INTERNATIONAL            ROYCE
                                       VALUE                GROWTH              SMALL-CAP
                                     PORTFOLIO             PORTFOLIO            PORTFOLIO
                                    SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT (A)
----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $10,181               $3,858                 $262
                                     ----------            ---------            ---------
EXPENSE:
 Mortality and expense risk
  charges                               (15,307)              (5,319)              (2,408)
                                     ----------            ---------            ---------
  Net investment income (loss)           (5,126)              (1,461)              (2,146)
                                     ----------            ---------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   7,180                  741                  (75)
 Net realized gain on
  distributions                          34,764               20,115               19,484
 Net unrealized appreciation
  (depreciation) of
  investments during the year           126,785               30,593               20,981
                                     ----------            ---------            ---------
  Net gain (loss) on
   investments                          168,729               51,449               40,390
                                     ----------            ---------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                          $163,603              $49,988              $38,244
                                     ==========            =========            =========

(a)  From inception, April 17, 2006 to December 31, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                     LEGG MASON                                     UBS
                                 SMITH BARNEY         PARTNERS           SMITH BARNEY          SERIES TRUST -
                                  GOVERNMENT        APPRECIATION             CASH             U.S. ALLOCATION
                                     FUND               FUND               PORTFOLIO             PORTFOLIO
                                 SUB-ACCOUNT       SUB-ACCOUNT (R)        SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $863               $1,443              $10,426                $430,591
                                    ------            ---------            ---------            ------------
EXPENSE:
 Mortality and expense risk
  charges                             (205)              (1,613)              (2,250)               (226,643)
                                    ------            ---------            ---------            ------------
  Net investment income
   (loss)                              658                 (170)               8,176                 203,948
                                    ------            ---------            ---------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 --                  285                   --                (451,672)
 Net realized gain on
  distributions                         --                9,452                   --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           --               11,110                   --               1,816,467
                                    ------            ---------            ---------            ------------
  Net gain (loss) on
   investments                          --               20,847                   --               1,364,795
                                    ------            ---------            ---------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $658              $20,677               $8,176              $1,568,743
                                    ======            =========            =========            ============

                                      VICTORY                                   WELLS FARGO
                                 VARIABLE INSURANCE                            ADVANTAGE VT
                                 DIVERSIFIED STOCK                           ASSET ALLOCATION
                                        FUND                COMSTOCK               FUND
                                    SUB-ACCOUNT          SUB-ACCOUNT (A)      SUB-ACCOUNT (S)
-----------------------------  ----------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $7,146                 $ --                $7,410
                                     ----------              -------             ---------
EXPENSE:
 Mortality and expense risk
  charges                               (30,817)                (394)               (5,355)
                                     ----------              -------             ---------
  Net investment income
   (loss)                               (23,671)                (394)                2,055
                                     ----------              -------             ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  53,881                   --                    76
 Net realized gain on
  distributions                          66,588                   --                 3,600
 Net unrealized appreciation
  (depreciation) of
  investments during the year           164,031                6,954                26,107
                                     ----------              -------             ---------
  Net gain (loss) on
   investments                          284,500                6,954                29,783
                                     ----------              -------             ---------
  Net increase (decrease) in
   net assets resulting from
   operations                          $260,829               $6,560               $31,838
                                     ==========              =======             =========

(a)  From inception, April 17, 2006 to December 31, 2006.

(r)  Formerly Smith Barney Appreciation Fund. Change effective April 7, 2006.

(s) Formerly Wells Fargo Advantage Asset Allocation Fund. Change effective May 1, 2006.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                     WELLS FARGO            WELLS FARGO           WELLS FARGO
                                     ADVANTAGE VT          ADVANTAGE VT          ADVANTAGE VT
                                  TOTAL RETURN BOND        EQUITY INCOME      INTERNATIONAL CORE
                                         FUND                  FUND                  FUND
                                   SUB-ACCOUNT (T)        SUB-ACCOUNT (U)       SUB-ACCOUNT (V)
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $4,879                 $1,994                $2,853
                                       --------              ---------             ---------
EXPENSE:
 Mortality and expense risk
  charges                                (1,781)                (1,839)               (2,428)
                                       --------              ---------             ---------
  Net investment income (loss)            3,098                    155                   425
                                       --------              ---------             ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    (937)                 5,905                   853
 Net realized gain on
  distributions                              --                    305                 5,816
 Net unrealized appreciation
  (depreciation) of
  investments during the year               137                 13,527                18,271
                                       --------              ---------             ---------
  Net gain (loss) on
   investments                             (800)                19,737                24,940
                                       --------              ---------             ---------
  Net increase (decrease) in
   net assets resulting from
   operations                            $2,298                $19,892               $25,365
                                       ========              =========             =========

(t) Formerly Wells Fargo Advantage Total Return Bond Fund. Change effective May 1, 2006.

(u) Formerly Wells Fargo Advantage Equity Income Fund. Change effective May 1, 2006.

(v) Formerly Wells Fargo Advantage International Core Fund. Change effective May 1, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   WELLS FARGO            WELLS FARGO          STI CLASSIC VT
                                   ADVANTAGE VT          ADVANTAGE VT             CAPITAL
                                  LARGE COMPANY            SMALL CAP            APPRECIATION
                                   GROWTH FUND            GROWTH FUND               FUND
                                 SUB-ACCOUNT (W)        SUB-ACCOUNT (X)         SUB-ACCOUNT
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $ --                  $ --                 $10,562
                                     --------               -------              ----------
EXPENSE:
 Mortality and expense risk
  charges                              (2,515)                 (630)                (68,054)
                                     --------               -------              ----------
  Net investment income
   (loss)                              (2,515)                 (630)                (57,492)
                                     --------               -------              ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 2,233                   364                  50,122
 Net realized gain on
  distributions                            --                   939                 214,231
 Net unrealized appreciation
  (depreciation) of
  investments during the year           1,958                 6,556                 108,848
                                     --------               -------              ----------
  Net gain (loss) on
   investments                          4,191                 7,859                 373,201
                                     --------               -------              ----------
  Net increase (decrease) in
   net assets resulting from
   operations                          $1,676                $7,229                $315,709
                                     ========               =======              ==========

                                  STI CLASSIC VT                              STI CLASSIC VT
                                    LARGE CAP           STI CLASSIC VT          LARGE CAP
                                  RELATIVE VALUE        MID-CAP EQUITY         VALUE EQUITY
                                       FUND                  FUND                  FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $32,333                $6,214               $28,244
                                    ----------            ----------            ----------
EXPENSE:
 Mortality and expense risk
  charges                              (46,929)              (29,681)              (36,441)
                                    ----------            ----------            ----------
  Net investment income
   (loss)                              (14,596)              (23,467)               (8,197)
                                    ----------            ----------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                152,449                61,327               138,238
 Net realized gain on
  distributions                        180,630               120,445                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           27,291               (26,213)              235,131
                                    ----------            ----------            ----------
  Net gain (loss) on
   investments                         360,370               155,559               373,369
                                    ----------            ----------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $345,774              $132,092              $365,172
                                    ==========            ==========            ==========

(w) Formerly Wells Fargo Advantage Large Company Growth Fund. Change effective May 1, 2006.

(x) Formerly Wells Fargo Advantage Small Cap Growth Fund. Change effective May 1, 2006.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                       AMERICAN
                                    CENTURY(R) VP         ALLIANCEBERNSTEIN       AIM V.I.
                                       CAPITAL              INTERNATIONAL          CAPITAL
                                     APPRECIATION               VALUE           APPRECIATION
                                         FUND                    FUND               FUND
                                     SUB-ACCOUNT           SUB-ACCOUNT (A)       SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(61,802)                $(5,922)           $(90,157)
 Net realized gain (loss) on
  security transactions                   (21,479)                 (1,063)           (522,325)
 Net realized gain on
  distributions                                --                   1,382                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             709,117                 216,266             940,670
                                     ------------            ------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                              625,836                 210,663             328,188
                                     ------------            ------------       -------------
UNIT TRANSACTIONS:
 Purchases                                315,290                  29,516             127,731
 Net transfers                            234,701               1,893,715             202,501
 Surrenders for benefit
  payments and fees                      (388,876)                (91,126)         (1,154,735)
 Net annuity transactions                    (457)                     --                (895)
                                     ------------            ------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       160,658               1,832,105            (825,398)
                                     ------------            ------------       -------------
 Net increase (decrease) in
  net assets                              786,494               2,042,768            (497,210)
NET ASSETS:
 Beginning of year                      4,195,231                      --           7,421,973
                                     ------------            ------------       -------------
 End of year                           $4,981,725              $2,042,768          $6,924,763
                                     ============            ============       =============

(a)  From inception, April 17, 2006 to December 31, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                                      ALLIANCEBERNSTEIN VP
                                       AIM V.I.            AIM V.I.           ALLIANCEBERNSTEIN VP         GROWTH AND
                                     CORE EQUITY          HIGH YIELD              GLOBAL BOND                INCOME
                                         FUND                FUND                  PORTFOLIO               PORTFOLIO
                                  SUB-ACCOUNT (B)(C)      SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $47,500            $342,018                   $(685)                $(7,704)
 Net realized gain (loss) on
  security transactions                 (3,496,313)           (557,590)                 (2,036)                 17,283
 Net realized gain on
  distributions                                 --                  --                  17,145                 239,327
 Net unrealized appreciation
  (depreciation) of
  investments during the year            5,326,276             677,526                  50,088                 410,776
                                    --------------       -------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             1,877,463             461,954                  64,512                 659,682
                                    --------------       -------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                  26,124               9,777                  61,453                  44,350
 Net transfers                            (655,270)              2,695                 304,512                (213,472)
 Surrenders for benefit
  payments and fees                     (2,988,514)         (1,635,848)               (279,566)               (665,229)
 Net annuity transactions                       --                  --                      --                  (8,298)
                                    --------------       -------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (3,617,660)         (1,623,376)                 86,399                (842,649)
                                    --------------       -------------            ------------            ------------
 Net increase (decrease) in
  net assets                            (1,740,197)         (1,161,422)                150,911                (182,967)
NET ASSETS:
 Beginning of year                      15,861,370           6,081,554               1,914,402               4,823,618
                                    --------------       -------------            ------------            ------------
 End of year                           $14,121,173          $4,920,132              $2,065,313              $4,640,651
                                    ==============       =============            ============            ============


                                     AMERICAN             BB&T                      BB&T
                                   FUNDS GROWTH         MID CAP               CAPITAL MANAGER
                                       FUND            GROWTH VIF                EQUITY VIF
                                 SUB-ACCOUNT (A)      SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $145            $(192,008)                 $(30,429)
 Net realized gain (loss) on
  security transactions                    271              120,988                    57,060
 Net realized gain on
  distributions                            273            1,097,540                   331,993
 Net unrealized appreciation
  (depreciation) of
  investments during the year            8,402             (795,033)                1,030,923
                                    ----------       --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                             9,091              231,487                 1,389,547
                                    ----------       --------------            --------------
UNIT TRANSACTIONS:
 Purchases                               6,257              222,026                    73,517
 Net transfers                         111,377              (42,974)                  688,908
 Surrenders for benefit
  payments and fees                        (13)          (1,938,809)                 (811,660)
 Net annuity transactions                   --                   --                        --
                                    ----------       --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    117,621           (1,759,757)                  (49,235)
                                    ----------       --------------            --------------
 Net increase (decrease) in
  net assets                           126,712           (1,528,270)                1,340,312
NET ASSETS:
 Beginning of year                          --           19,416,018                 9,774,894
                                    ----------       --------------            --------------
 End of year                          $126,712          $17,887,748               $11,115,206
                                    ==========       ==============            ==============

(a)  From inception, April 17, 2006 to December 31, 2006.

(b) Effective April 28, 2006, AIM V.I. Premier Equity Fund merged with AIM V.I. Core Equity Fund.

(c)  From inception, May 1, 2006 to December 31, 2006.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                                                       BB&T
                                                                   BB&T               SPECIAL
                                          BB&T                   LARGE CAP         OPPORTUNITIES
                                     LARGE CAP VIF              GROWTH VIF          EQUITY VIF
                                    SUB-ACCOUNT (D)           SUB-ACCOUNT (E)       SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $(16,550)               $(100,886)          $(124,446)
 Net realized gain (loss) on
  security transactions                   1,802,504                  185,588             104,884
 Net realized gain on
  distributions                                  --                   27,037             425,328
 Net unrealized appreciation
  (depreciation) of
  investments during the year            12,895,102                  152,110           1,514,185
                                     --------------            -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             14,681,056                  263,849           1,919,951
                                     --------------            -------------       -------------
UNIT TRANSACTIONS:
 Purchases                                  352,131                   91,496             111,236
 Net transfers                              369,231                 (576,684)           (504,346)
 Surrenders for benefit
  payments and fees                     (10,974,992)                (946,245)           (550,883)
 Net annuity transactions                     2,382                       --                  --
                                     --------------            -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (10,251,248)              (1,431,433)           (943,993)
                                     --------------            -------------       -------------
 Net increase (decrease) in
  net assets                              4,429,808               (1,167,584)            975,958
NET ASSETS:
 Beginning of year                       80,631,740               11,032,070           9,062,368
                                     --------------            -------------       -------------
 End of year                            $85,061,548               $9,864,486         $10,038,326
                                     ==============            =============       =============

(d) Formerly BB&T Large Cap Value VIF. Change effective March 13, 2006.

(e)  Formerly BB&T Large Company Growth VIF. Change effective March 13, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                                                COLUMBIA
                                        BB&T                  CALVERT                 COLUMBIA               SMALL COMPANY
                                    TOTAL RETURN          SOCIAL BALANCED         ASSET ALLOCATION               GROWTH
                                      BOND VIF               PORTFOLIO                 FUND VS                  FUND VS
                                    SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT (F)          SUB-ACCOUNT (G)
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $51,004                 $33,956                 $274,726                 $(265,318)
 Net realized gain (loss) on
  security transactions                   (7,885)                 43,152                  572,468                 3,009,963
 Net realized gain on
  distributions                               --                  57,356                  982,375                 3,471,587
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (12,652)                101,936               (1,186,523)               (4,481,635)
                                    ------------            ------------            -------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                              30,467                 236,400                  643,046                 1,734,597
                                    ------------            ------------            -------------            --------------
UNIT TRANSACTIONS:
 Purchases                                 4,893                 177,852                   14,580                   125,659
 Net transfers                            58,441                 (91,873)               1,018,466                   213,193
 Surrenders for benefit
  payments and fees                     (170,819)               (567,732)              (1,964,552)               (2,238,480)
 Net annuity transactions                     --                 (24,862)                      --                        --
                                    ------------            ------------            -------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (107,485)               (506,615)                (931,506)               (1,899,628)
                                    ------------            ------------            -------------            --------------
 Net increase (decrease) in
  net assets                             (77,018)               (270,215)                (288,460)                 (165,031)
NET ASSETS:
 Beginning of year                     1,855,003               3,607,637                8,786,229                16,782,484
                                    ------------            ------------            -------------            --------------
 End of year                          $1,777,985              $3,337,422               $8,497,769               $16,617,453
                                    ============            ============            =============            ==============


                                      COLUMBIA               EVERGREEN VA        EVERGREEN VA
                                   LARGE CAP VALUE             BALANCED             GROWTH
                                       FUND VS                   FUND                FUND
                                   SUB-ACCOUNT (H)            SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $512,559                  $76,074           $(166,146)
 Net realized gain (loss) on
  security transactions                 6,667,969                   32,646             633,585
 Net realized gain on
  distributions                         2,861,882                       --             590,204
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (5,136,798)                 437,437               7,959
                                    -------------            -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            4,905,612                  546,157           1,065,602
                                    -------------            -------------       -------------
UNIT TRANSACTIONS:
 Purchases                                108,433                  113,989              66,281
 Net transfers                            878,413                  224,284            (616,560)
 Surrenders for benefit
  payments and fees                    (4,388,043)              (1,158,439)         (2,137,442)
 Net annuity transactions                      --                  115,688              39,211
                                    -------------            -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (3,401,197)                (704,478)         (2,648,510)
                                    -------------            -------------       -------------
 Net increase (decrease) in
  net assets                            1,504,415                 (158,321)         (1,582,908)
NET ASSETS:
 Beginning of year                     31,844,923                7,209,242          12,458,314
                                    -------------            -------------       -------------
 End of year                          $33,349,338               $7,050,921         $10,875,406
                                    =============            =============       =============

(f)  Formerly Nations Asset Allocation Portfolio. Change effective May 1, 2006.

(g)  Formerly Nations Small Company Portfolio. Change effective May 1, 2006.

(h) Formerly Nations Value Portfolio. Change effective May 1, 2006.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                EVERGREEN VA                                      EVERGREEN VA
                                INTERNATIONAL            EVERGREEN VA            SPECIAL VALUES
                                 EQUITY FUND              OMEGA FUND                  FUND
                                 SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)        $650,428                $(119,672)               $(176,154)
 Net realized gain (loss) on
  security transactions               845,619                 (227,293)                  51,335
 Net realized gain on
  distributions                     1,479,546                       --                2,752,291
 Net unrealized appreciation
  (depreciation) of
  investments during the year       2,759,714                  671,905                1,436,739
                                -------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                        5,735,307                  324,940                4,064,211
                                -------------            -------------            -------------
UNIT TRANSACTIONS:
 Purchases                            292,005                   76,064                  498,296
 Net transfers                        253,467                 (689,209)               2,608,643
 Surrenders for benefit
  payments and fees                (3,988,150)              (1,134,647)              (1,720,748)
 Net annuity transactions              56,144                     (979)                      --
                                -------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                (3,386,534)              (1,748,771)               1,386,191
                                -------------            -------------            -------------
 Net increase (decrease) in
  net assets                        2,348,773               (1,423,831)               5,450,402
NET ASSETS:
 Beginning of year                 28,491,439                9,197,623               20,043,763
                                -------------            -------------            -------------
 End of year                      $30,840,212               $7,773,792              $25,494,165
                                =============            =============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   EVERGREEN VA           EVERGREEN VA
                                   HIGH INCOME             FUNDAMENTAL           FIDELITY(R) VIP      FIDELITY(R) VIP
                                       FUND              LARGE CAP FUND          ASSET MANAGERSM          GROWTH
                                   SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT          SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $9,907                 $(40,524)                $66,913            $(129,789)
 Net realized gain (loss) on
  security transactions                 (4,352)                 889,710                 (68,559)            (450,017)
 Net realized gain on
  distributions                             --                  254,960                      --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            8,054                  652,471                 250,676            1,404,304
                                    ----------            -------------            ------------        -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            13,609                1,756,617                 249,030              824,498
                                    ----------            -------------            ------------        -------------
UNIT TRANSACTIONS:
 Purchases                                  --                   44,628                 314,969              914,116
 Net transfers                         (72,028)                (847,370)               (323,148)          (1,323,975)
 Surrenders for benefit
  payments and fees                    (13,443)              (3,519,132)               (477,665)          (1,408,059)
 Net annuity transactions                   --                  107,850                      --                 (454)
                                    ----------            -------------            ------------        -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (85,471)              (4,214,024)               (485,844)          (1,818,372)
                                    ----------            -------------            ------------        -------------
 Net increase (decrease) in
  net assets                           (71,862)              (2,457,407)               (236,814)            (993,874)
NET ASSETS:
 Beginning of year                     254,672               18,357,613               4,498,679           16,106,697
                                    ----------            -------------            ------------        -------------
 End of year                          $182,810              $15,900,206              $4,261,865          $15,112,823
                                    ==========            =============            ============        =============

                                                                                        FRANKLIN
                                    FIDELITY(R) VIP          FIDELITY(R) VIP             INCOME
                                     CONTRAFUND(R)               OVERSEAS           SECURITIES FUND
                                      SUB-ACCOUNT              SUB-ACCOUNT          SUB-ACCOUNT (A)
-----------------------------  -----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)               $9,505                 $(25,427)              $(1,069)
 Net realized gain (loss) on
  security transactions                    347,606                   (3,221)                  432
 Net realized gain on
  distributions                          2,121,360                   35,797                   182
 Net unrealized appreciation
  (depreciation) of
  investments during the year               52,543                  922,751                39,397
                                     -------------             ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             2,531,014                  929,900                38,942
                                     -------------             ------------            ----------
UNIT TRANSACTIONS:
 Purchases                               1,393,789                  348,922                 7,927
 Net transfers                            (644,635)                 586,409               550,011
 Surrenders for benefit
  payments and fees                     (1,783,198)                (545,706)                 (153)
 Net annuity transactions                      (50)                      --                    --
                                     -------------             ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (1,034,094)                 389,625               557,785
                                     -------------             ------------            ----------
 Net increase (decrease) in
  net assets                             1,496,920                1,319,525               596,727
NET ASSETS:
 Beginning of year                      25,176,848                5,388,357                    --
                                     -------------             ------------            ----------
 End of year                           $26,673,768               $6,707,882              $596,727
                                     =============             ============            ==========

(a)  From inception, April 17, 2006 to December 31, 2006.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                     FIFTH THIRD              FIFTH THIRD         FIFTH THIRD
                                     BALANCED VIP          DISCIPLINED VALUE        MID CAP
                                         FUND                  VIP FUND            VIP FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $12,935                  $83,005           $(205,312)
 Net realized gain (loss) on
  security transactions                    16,512                  183,982             378,543
 Net realized gain on
  distributions                            12,380                  214,839                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year              45,753                1,765,490           1,000,486
                                     ------------            -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                               87,580                2,247,316           1,173,717
                                     ------------            -------------       -------------
UNIT TRANSACTIONS:
 Purchases                                 21,225                  246,846             243,707
 Net transfers                           (144,873)                (543,311)           (250,873)
 Surrenders for benefit
  payments and fees                       (77,994)              (1,136,926)         (1,356,183)
 Net annuity transactions                      --                       --                  --
                                     ------------            -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (201,642)              (1,433,391)         (1,363,349)
                                     ------------            -------------       -------------
 Net increase (decrease) in
  net assets                             (114,062)                 813,925            (189,632)
NET ASSETS:
 Beginning of year                      1,300,723               12,915,036          13,955,777
                                     ------------            -------------       -------------
 End of year                           $1,186,661              $13,728,961         $13,766,145
                                     ============            =============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                          FIRST HORIZON
                                  FIFTH THIRD                CAPITAL               FIRST HORIZON           HARTFORD
                                QUALITY GROWTH            APPRECIATION              CORE EQUITY            ADVISERS
                                   VIP FUND                 PORTFOLIO                PORTFOLIO             HLS FUND
                                  SUB-ACCOUNT            SUB-ACCOUNT (I)          SUB-ACCOUNT (I)        SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                              $(91,852)                 $(7,712)                $(13,238)           $26,646,783
 Net realized gain (loss)
  on security transactions             226,022                 (260,550)                (341,855)            86,594,027
 Net realized gain on
  distributions                             --                  847,321                  632,884            214,104,472
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                                 287,411                 (256,349)                (219,240)           (60,709,273)
                                 -------------            -------------            -------------       ----------------
 Net increase (decrease)
  in net assets resulting
  from operations                      421,581                  322,710                   58,551            266,636,009
                                 -------------            -------------            -------------       ----------------
UNIT TRANSACTIONS:
 Purchases                             191,688                       60                    4,503             22,840,651
 Net transfers                        (165,289)              (3,998,264)              (9,603,152)          (110,328,573)
 Surrenders for benefit
  payments and fees                 (1,220,131)                 (37,748)                 (97,349)          (529,255,353)
 Net annuity transactions                   --                       --                       --             (1,693,686)
                                 -------------            -------------            -------------       ----------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions            (1,193,732)              (4,035,952)              (9,695,998)          (618,436,961)
                                 -------------            -------------            -------------       ----------------
 Net increase (decrease)
  in net assets                       (772,151)              (3,713,242)              (9,637,447)          (351,800,952)
NET ASSETS:
 Beginning of year                  13,234,691                3,713,242                9,637,447          3,338,380,867
                                 -------------            -------------            -------------       ----------------
 End of year                       $12,462,540                     $ --                     $ --         $2,986,579,915
                                 =============            =============            =============       ================

                                HARTFORD               HARTFORD               HARTFORD
                              TOTAL RETURN             CAPITAL              DIVIDEND AND
                                  BOND               APPRECIATION              GROWTH
                                HLS FUND               HLS FUND               HLS FUND
                              SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
--------------------------  -------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                         $34,925,120            $(4,061,508)            $4,687,141
 Net realized gain (loss)
  on security transactions           426,966             42,382,867             15,670,021
 Net realized gain on
  distributions                      150,495            508,738,784            134,706,760
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                            (2,086,912)            23,504,366            157,062,368
                            ----------------       ----------------       ----------------
 Net increase (decrease)
  in net assets resulting
  from operations                 33,415,669            570,564,509            312,126,290
                            ----------------       ----------------       ----------------
UNIT TRANSACTIONS:
 Purchases                        11,382,576             14,975,094             23,047,768
 Net transfers                    48,375,366           (117,896,203)            24,760,706
 Surrenders for benefit
  payments and fees             (171,941,717)          (507,370,073)          (237,590,775)
 Net annuity transactions           (463,737)              (842,910)              (166,880)
                            ----------------       ----------------       ----------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions        (112,647,512)          (611,134,092)          (189,949,181)
                            ----------------       ----------------       ----------------
 Net increase (decrease)
  in net assets                  (79,231,843)           (40,569,583)           122,177,109
NET ASSETS:
 Beginning of year             1,129,973,990          4,156,913,393          1,789,393,712
                            ----------------       ----------------       ----------------
 End of year                  $1,050,742,147         $4,116,343,810         $1,911,570,821
                            ================       ================       ================

(i)  Fund closed February 22, 2006.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                                                     HARTFORD
                                  HARTFORD                  HARTFORD                  GLOBAL
                                    FOCUS               GLOBAL ADVISERS           COMMUNICATIONS
                                  HLS FUND                  HLS FUND                 HLS FUND
                                 SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $(161,350)               $1,426,572                  $24,187
 Net realized gain (loss) on
  security transactions               261,679                 1,762,669                  470,283
 Net realized gain on
  distributions                     1,594,634                 3,545,897                1,329,776
 Net unrealized appreciation
  (depreciation) of
  investments during the year        (196,870)                  363,406                 (532,854)
                                -------------            --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                        1,498,093                 7,098,544                1,291,392
                                -------------            --------------            -------------
UNIT TRANSACTIONS:
 Purchases                            408,264                   809,792                    1,318
 Net transfers                     (1,724,883)                 (948,255)              (1,312,993)
 Surrenders for benefit
  payments and fees                (2,366,445)              (16,042,726)                (911,957)
 Net annuity transactions                  --                   (56,202)                    (460)
                                -------------            --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                (3,683,064)              (16,237,391)              (2,224,092)
                                -------------            --------------            -------------
 Net increase (decrease) in
  net assets                       (2,184,971)               (9,138,847)                (932,700)
NET ASSETS:
 Beginning of year                 22,236,554               107,028,504                8,511,211
                                -------------            --------------            -------------
 End of year                      $20,051,583               $97,889,657               $7,578,511
                                =============            ==============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                       HARTFORD                                                        HARTFORD
                                   GLOBAL FINANCIAL          HARTFORD             HARTFORD              GLOBAL
                                       SERVICES           GLOBAL HEALTH        GLOBAL LEADERS         TECHNOLOGY
                                       HLS FUND              HLS FUND             HLS FUND             HLS FUND
                                      SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)               $19,127          $(1,572,183)        $(1,948,460)            $(441,444)
 Net realized gain (loss) on
  security transactions                     360,773            2,636,169             970,114            (1,422,828)
 Net realized gain on
  distributions                             515,484           16,367,423          14,035,828                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             1,351,835           (7,019,086)         17,285,004             4,428,065
                                    ---------------       --------------       -------------        --------------
 Net increase (decrease) in
  net assets resulting from
  operations                              2,247,219           10,412,323          30,342,486             2,563,793
                                    ---------------       --------------       -------------        --------------
UNIT TRANSACTIONS:
 Purchases                                    4,709              291,915           3,504,391                54,130
 Net transfers                             (553,802)          (4,677,461)         (5,036,372)           (2,252,545)
 Surrenders for benefit
  payments and fees                      (1,135,803)         (12,996,424)        (28,011,317)           (3,180,404)
 Net annuity transactions                        --               48,050              (3,814)                 (370)
                                    ---------------       --------------       -------------        --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (1,684,896)         (17,333,920)        (29,547,112)           (5,379,189)
                                    ---------------       --------------       -------------        --------------
 Net increase (decrease) in
  net assets                                562,323           (6,921,597)            795,374            (2,815,396)
NET ASSETS:
 Beginning of year                       12,814,273          120,139,461         260,605,442            32,824,069
                                    ---------------       --------------       -------------        --------------
 End of year                            $13,376,596         $113,217,864        $261,400,816           $30,008,673
                                    ===============       ==============       =============        ==============

                                  HARTFORD                                  HARTFORD
                                DISCIPLINED            HARTFORD              GROWTH
                                   EQUITY               GROWTH           OPPORTUNITIES
                                  HLS FUND             HLS FUND             HLS FUND
                                SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)     $(1,271,519)         $(1,845,115)         $(1,512,605)
 Net realized gain (loss) on
  security transactions              (511,070)             866,510             (416,008)
 Net realized gain on
  distributions                            --            7,483,543           18,848,717
 Net unrealized appreciation
  (depreciation) of
  investments during the year      27,793,302           (2,803,719)              (5,750)
                               --------------       --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                       26,010,713            3,701,219           16,914,354
                               --------------       --------------       --------------
UNIT TRANSACTIONS:
 Purchases                          3,899,360            2,781,311            7,856,637
 Net transfers                      4,688,936              350,522            4,264,586
 Surrenders for benefit
  payments and fees               (26,585,983)         (14,211,359)         (16,984,621)
 Net annuity transactions             (29,241)               2,230              (18,578)
                               --------------       --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               (18,026,928)         (11,077,296)          (4,881,976)
                               --------------       --------------       --------------
 Net increase (decrease) in
  net assets                        7,983,785           (7,376,077)          12,032,378
NET ASSETS:
 Beginning of year                254,116,267          128,568,424          175,769,890
                               --------------       --------------       --------------
 End of year                     $262,100,052         $121,192,347         $187,802,268
                               ==============       ==============       ==============

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                                             HARTFORD
                                                                          INTERNATIONAL
                                   HARTFORD             HARTFORD             CAPITAL
                                  HIGH YIELD             INDEX             APPRECIATION
                                   HLS FUND             HLS FUND             HLS FUND
                                 SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
---------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)      $25,788,484           $1,403,296          $(1,298,483)
 Net realized gain (loss) on
  security transactions              1,316,314           16,421,411              307,450
 Net realized gain on
  distributions                             --           52,821,532           16,336,685
 Net unrealized appreciation
  (depreciation) of
  investments during the year       (9,063,128)          (7,341,967)          22,727,770
                                --------------       --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                        18,041,670           63,304,272           38,073,422
                                --------------       --------------       --------------
UNIT TRANSACTIONS:
 Purchases                           2,091,495            4,641,785            7,633,689
 Net transfers                         247,508          (17,863,902)          35,337,131
 Surrenders for benefit
  payments and fees                (25,968,241)         (78,025,642)         (18,935,789)
 Net annuity transactions              (39,298)            (604,687)             (18,553)
                                --------------       --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                (23,668,536)         (91,852,446)          24,016,478
                                --------------       --------------       --------------
 Net increase (decrease) in
  net assets                        (5,626,866)         (28,548,174)          62,089,900
NET ASSETS:
 Beginning of year                 205,819,913          513,048,323          161,444,315
                                --------------       --------------       --------------
 End of year                      $200,193,047         $484,500,149         $223,534,215
                                ==============       ==============       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                       HARTFORD             HARTFORD
                                    INTERNATIONAL        INTERNATIONAL           HARTFORD             HARTFORD
                                    SMALL COMPANY        OPPORTUNITIES           MID CAP            MIDCAP VALUE
                                       HLS FUND             HLS FUND             HLS FUND             HLS FUND
                                     SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $412,043           $4,864,495          $(1,342,769)         $(2,223,467)
 Net realized gain (loss) on
  security transactions                    702,092            3,165,082           10,563,796            7,853,442
 Net realized gain on
  distributions                         11,390,701           37,458,903           68,467,987           42,389,267
 Net unrealized appreciation
  (depreciation) of
  investments during the year           10,087,032           48,016,099          (32,204,535)           1,398,824
                                    --------------       --------------       --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                            22,591,868           93,504,579           45,484,479           49,418,066
                                    --------------       --------------       --------------       --------------
UNIT TRANSACTIONS:
 Purchases                               2,467,828            8,333,781              679,179              342,494
 Net transfers                          11,813,658           41,164,179          (21,663,921)         (13,584,409)
 Surrenders for benefit
  payments and fees                    (12,308,662)         (54,385,759)         (77,871,695)         (39,817,684)
 Net annuity transactions                   (5,969)            (133,712)              93,074              (18,094)
                                    --------------       --------------       --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      1,966,855           (5,021,511)         (98,763,363)         (53,077,693)
                                    --------------       --------------       --------------       --------------
 Net increase (decrease) in
  net assets                            24,558,723           88,483,068          (53,278,884)          (3,659,627)
NET ASSETS:
 Beginning of year                      81,846,296          415,235,601          495,779,211          333,878,534
                                    --------------       --------------       --------------       --------------
 End of year                          $106,405,019         $503,718,669         $442,500,327         $330,218,907
                                    ==============       ==============       ==============       ==============

                                                        HARTFORD
                                  HARTFORD              MORTGAGE                  HARTFORD
                                MONEY MARKET           SECURITIES              SMALL COMPANY
                                  HLS FUND              HLS FUND                  HLS FUND
                                 SUB-ACCOUNT          SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $9,861,869          $17,918,223               $(3,529,300)
 Net realized gain (loss) on
  security transactions                     --              707,286                13,735,701
 Net realized gain on
  distributions                             --                   --                43,732,992
 Net unrealized appreciation
  (depreciation) of
  investments during the year               --          (12,325,156)              (17,699,159)
                               ---------------       --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                         9,861,869            6,300,353                36,240,234
                               ---------------       --------------            --------------
UNIT TRANSACTIONS:
 Purchases                           4,758,019            1,997,114                 1,012,974
 Net transfers                     131,205,527          (10,460,403)               (7,163,237)
 Surrenders for benefit
  payments and fees               (213,841,682)         (32,225,148)              (42,204,037)
 Net annuity transactions             (116,252)            (118,330)                    7,913
                               ---------------       --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                (77,994,388)         (40,806,767)              (48,346,387)
                               ---------------       --------------            --------------
 Net increase (decrease) in
  net assets                       (68,132,519)         (34,506,414)              (12,106,153)
NET ASSETS:
 Beginning of year                 373,662,599          228,336,468               299,807,630
                               ---------------       --------------            --------------
 End of year                      $305,530,080         $193,830,054              $287,701,477
                               ===============       ==============            ==============

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                                                         HARTFORD
                                        HARTFORD              HARTFORD               U.S. GOVERNMENT
                                    SMALLCAP GROWTH            STOCK                    SECURITIES
                                        HLS FUND              HLS FUND                   HLS FUND
                                      SUB-ACCOUNT           SUB-ACCOUNT                SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(2,297,873)           $(1,177,579)               $4,663,474
 Net realized gain (loss) on
  security transactions                     189,574             92,001,820                   273,285
 Net realized gain on
  distributions                          11,886,424             93,494,274                        --
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                                     (682,687)            21,587,447                   864,228
                                     --------------       ----------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                              9,095,438            205,905,962                 5,800,987
                                     --------------       ----------------            --------------
UNIT TRANSACTIONS:
 Purchases                                3,865,523             16,964,472                 2,765,703
 Net transfers                            1,965,149            (52,537,032)               27,851,459
 Surrenders for benefit
  payments and fees                     (17,838,586)          (246,111,509)              (66,833,515)
 Net annuity transactions                   (19,181)            (1,546,097)                  (37,378)
                                     --------------       ----------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (12,027,095)          (283,230,166)              (36,253,731)
                                     --------------       ----------------            --------------
 Net increase (decrease) in
  net assets                             (2,931,657)           (77,324,204)              (30,452,744)
NET ASSETS:
 Beginning of year                      185,935,747          1,752,072,188               271,204,738
                                     --------------       ----------------            --------------
 End of year                           $183,004,090         $1,674,747,984              $240,751,994
                                     ==============       ================            ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                    HARTFORD
                               HARTFORD              VALUE                   HARTFORD               HUNTINGTON VA
                                VALUE            OPPORTUNITIES             EQUITY INCOME               INCOME
                               HLS FUND             HLS FUND                 HLS FUND                EQUITY FUND
                             SUB-ACCOUNT          SUB-ACCOUNT               SUB-ACCOUNT              SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                         $(190,497)           $(206,915)                $737,076                 $120,783
 Net realized gain (loss)
  on security transactions         703,220              253,580                  146,344                  378,472
 Net realized gain on
  distributions                  2,909,238           14,298,691                  131,950                  814,386
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                          17,072,274            4,770,191               11,704,217                1,532,471
                            --------------       --------------            -------------            -------------
 Net increase (decrease)
  in net assets resulting
  from operations               20,494,235           19,115,547               12,719,587                2,846,112
                            --------------       --------------            -------------            -------------
UNIT TRANSACTIONS:
 Purchases                       1,911,778            3,861,884                1,696,511                  406,555
 Net transfers                  27,379,416           16,933,350               41,244,476                 (541,439)
 Surrenders for benefit
  payments and fees            (12,897,517)         (13,251,183)              (8,659,165)              (2,719,049)
 Net annuity transactions          (29,405)              55,539                  (11,055)                      --
                            --------------       --------------            -------------            -------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions        16,364,272            7,599,590               34,270,767               (2,853,933)
                            --------------       --------------            -------------            -------------
 Net increase (decrease)
  in net assets                 36,858,507           26,715,137               46,990,354                   (7,821)
NET ASSETS:
 Beginning of year              96,944,805          107,214,308               52,906,621               27,991,294
                            --------------       --------------            -------------            -------------
 End of year                  $133,803,312         $133,929,445              $99,896,975              $27,983,473
                            ==============       ==============            =============            =============


                                 HUNTINGTON VA                                     HUNTINGTON VA
                                   DIVIDEND               HUNTINGTON VA              MID CORP
                                 CAPTURE FUND              GROWTH FUND             AMERICA FUND
                                  SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
--------------------------  -------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                              $602,658                $(165,478)               $(204,350)
 Net realized gain (loss)
  on security transactions             171,587                  159,963                  462,707
 Net realized gain on
  distributions                        713,657                  175,645                  215,848
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                               2,779,266                  690,466                  483,912
                                 -------------            -------------            -------------
 Net increase (decrease)
  in net assets resulting
  from operations                    4,267,168                  860,596                  958,117
                                 -------------            -------------            -------------
UNIT TRANSACTIONS:
 Purchases                             568,654                  223,986                  462,511
 Net transfers                        (376,328)                (564,089)                (199,814)
 Surrenders for benefit
  payments and fees                 (3,042,744)              (1,213,690)              (1,796,515)
 Net annuity transactions                   --                       --                       --
                                 -------------            -------------            -------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions            (2,850,418)              (1,553,793)              (1,533,818)
                                 -------------            -------------            -------------
 Net increase (decrease)
  in net assets                      1,416,750                 (693,197)                (575,701)
NET ASSETS:
 Beginning of year                  30,727,915               15,399,684               18,148,453
                                 -------------            -------------            -------------
 End of year                       $32,144,665              $14,706,487              $17,572,752
                                 =============            =============            =============

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------


                                    HUNTINGTON VA           HUNTINGTON VA           HUNTINGTON VA
                                     NEW ECONOMY               ROTATING             INTERNATIONAL
                                         FUND                MARKETS FUND            EQUITY FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(90,008)               $(49,080)                  $(543)
 Net realized gain (loss) on
  security transactions                    65,105                  52,048                   3,656
 Net realized gain on
  distributions                            94,449                 179,925                   6,511
 Net unrealized appreciation
  (depreciation) of
  investments during the year             441,115                 668,486                 147,808
                                     ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                              510,661                 851,379                 157,432
                                     ------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                208,043                 103,920                 145,630
 Net transfers                            (46,993)                105,978                 908,035
 Surrenders for benefit
  payments and fees                      (491,983)               (470,719)                (21,116)
 Net annuity transactions                      --                      --                      --
                                     ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (330,933)               (260,821)              1,032,549
                                     ------------            ------------            ------------
 Net increase (decrease) in
  net assets                              179,728                 590,558               1,189,981
NET ASSETS:
 Beginning of year                      6,181,197               4,942,152                 204,648
                                     ------------            ------------            ------------
 End of year                           $6,360,925              $5,532,710              $1,394,629
                                     ============            ============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                           HUNTINGTON VA           HUNTINGTON VA            BLACKROCK
                                   HUNTINGTON VA              MORTGAGE                 SITUS                  GLOBAL
                                   MACRO 100 FUND         SECURITIES FUND          SMALL CAP FUND        GROWTH V.I. FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT          SUB-ACCOUNT (J)
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(45,857)                $(2,010)               $(48,650)                $(762)
 Net realized gain (loss) on
  security transactions                   20,601                     782                     965                 1,313
 Net realized gain on
  distributions                           40,796                      --                  39,307                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            154,710                  18,150                  92,435                28,561
                                    ------------            ------------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             170,250                  16,922                  84,057                29,112
                                    ------------            ------------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                               141,972                     457                 360,841                    --
 Net transfers                            87,415                 804,460                 219,372                23,640
 Surrenders for benefit
  payments and fees                     (241,620)                (37,702)               (294,388)               (7,214)
 Net annuity transactions                     --                      --                      --                    --
                                    ------------            ------------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (12,233)                767,215                 285,825                16,426
                                    ------------            ------------            ------------            ----------
 Net increase (decrease) in
  net assets                             158,017                 784,137                 369,882                45,538
NET ASSETS:
 Beginning of year                     3,200,113                 284,375               2,901,577               137,541
                                    ------------            ------------            ------------            ----------
 End of year                          $3,358,130              $1,068,512              $3,271,459              $183,079
                                    ============            ============            ============            ==========

                                    BLACKROCK
                                      LARGE
                                       CAP              VAN KAMPEN UIF
                                      GROWTH           U.S REAL ESTATE           EQUITY AND
                                    V. I. FUND            PORTFOLIO                INCOME
                                 SUB-ACCOUNT (K)       SUB-ACCOUNT (A)        SUB-ACCOUNT (A)
-----------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(1,843)              $(1,921)                 $(747)
 Net realized gain (loss) on
  security transactions                    843                   (41)                   205
 Net realized gain on
  distributions                             --                 5,430                    200
 Net unrealized appreciation
  (depreciation) of
  investments during the year            9,457                71,683                 13,371
                                    ----------            ----------             ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             8,457                75,151                 13,029
                                    ----------            ----------             ----------
UNIT TRANSACTIONS:
 Purchases                                  --                24,577                  3,291
 Net transfers                          (5,616)              705,571                187,755
 Surrenders for benefit
  payments and fees                     (6,142)               (2,584)                   224
 Net annuity transactions                   --                    --                     --
                                    ----------            ----------             ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (11,758)              727,564                191,270
                                    ----------            ----------             ----------
 Net increase (decrease) in
  net assets                            (3,301)              802,715                204,299
NET ASSETS:
 Beginning of year                     164,072                    --                     --
                                    ----------            ----------             ----------
 End of year                          $160,771              $802,715               $204,299
                                    ==========            ==========             ==========

(a)  From inception, April 17, 2006 to December 31, 2006.

(j)  Formerly Mercury Global Growth V.I. Fund. Change effective October 2, 2006.

(k) Formerly Mercury Large Cap Growth V.I. Fund. Change effective October 2,
    2006.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------


                                                         MTB LARGE CAP         MTB LARGE CAP
                                   MID CAP GROWTH        GROWTH FUND II        VALUE FUND II
                                  SUB-ACCOUNT (A)         SUB-ACCOUNT           SUB-ACCOUNT
------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(2,199)              $(7,586)              $(4,546)
 Net realized gain (loss) on
  security transactions                     354                   609                   609
 Net realized gain on
  distributions                          16,778                 7,752                58,824
 Net unrealized appreciation
  (depreciation) of
  investments during the year               739                57,372                62,531
                                     ----------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             15,672                58,147               117,418
                                     ----------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                3,496                 9,319                14,159
 Net transfers                          328,213                22,622                11,429
 Surrenders for benefit
  payments and fees                      (9,848)              (11,669)              (21,051)
 Net annuity transactions                    --                    --                    --
                                     ----------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     321,861                20,272                 4,537
                                     ----------            ----------            ----------
 Net increase (decrease) in
  net assets                            337,533                78,419               121,955
NET ASSETS:
 Beginning of year                           --               661,214               746,497
                                     ----------            ----------            ----------
 End of year                           $337,533              $739,633              $868,452
                                     ==========            ==========            ==========

(a)  From inception, April 17, 2006 to December 31, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                   COLUMBIA
                                    MTB MANAGED            MTB MANAGED              MARSICO
                                  ALLOCATION FUND       ALLOCATION FUND-         INTERNATIONAL            COLUMBIA
                                      MODERATE             AGGRESSIVE            OPPORTUNITIES           HIGH YIELD
                                     GROWTH II           GROWTH FUND II             FUND VS               FUND VS
                                    SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT (L)       SUB-ACCOUNT (M)
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $43,401                 $120                $(483,045)                $242,097
 Net realized gain (loss) on
  security transactions                    8,026                    7                  349,438                  297,500
 Net realized gain on
  distributions                          207,821                  262                1,289,092                  202,713
 Net unrealized appreciation
  (depreciation) of
  investments during the year             89,811                  810                7,141,494                1,456,402
                                    ------------            ---------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             349,059                1,199                8,296,979                2,198,712
                                    ------------            ---------            -------------            -------------
UNIT TRANSACTIONS:
 Purchases                                50,500                   --                  279,794                  159,671
 Net transfers                            79,385                   --                1,799,523                 (936,970)
 Surrenders for benefit
  payments and fees                     (273,229)                  (6)              (4,022,760)              (2,481,169)
 Net annuity transactions                     --                   --                     (853)                    (645)
                                    ------------            ---------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (143,344)                  (6)              (1,944,296)              (3,259,113)
                                    ------------            ---------            -------------            -------------
 Net increase (decrease) in
  net assets                             205,715                1,193                6,352,683               (1,060,401)
NET ASSETS:
 Beginning of year                     4,094,576                8,900               40,029,027               25,051,782
                                    ------------            ---------            -------------            -------------
 End of year                          $4,300,291              $10,093              $46,381,710              $23,991,381
                                    ============            =========            =============            =============


                                            COLUMBIA                                           COLUMBIA
                               COLUMBIA MARSICO FOCUSED               COLUMBIA                  MARSICO
                               HIGH YIELD   EQUITIES               MARSICO GROWTH            21ST CENTURY
                               FUND VS      FUND VS                   FUND VS                   FUND VS
                               SUB-ACCOUNT (M) OUNT (N)           SUB-ACCOUNT (O)           SUB-ACCOUNT (P)
-----------------------------  --------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)               $(1,172,913)                $(789,680)               $(151,733)
 Net realized gain (loss) on
  security transactions                       3,519,861                 2,302,535                   81,708
 Net realized gain on
  distributions                                      --                        --                  415,619
 Net unrealized appreciation
  (depreciation) of
  investments during the year                 3,136,174                   868,877                1,753,605
                                         --------------            --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                                  5,483,122                 2,381,732                2,099,199
                                         --------------            --------------            -------------
UNIT TRANSACTIONS:
 Purchases                                      452,678                   285,759                  197,534
 Net transfers                               (3,853,662)               (2,014,235)               2,731,960
 Surrenders for benefit
  payments and fees                         (13,630,399)              (10,116,898)              (2,548,282)
 Net annuity transactions                       (22,519)                   (4,400)                      --
                                         --------------            --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                         (17,053,902)              (11,849,774)                 381,212
                                         --------------            --------------            -------------
 Net increase (decrease) in
  net assets                                (11,570,780)               (9,468,042)               2,480,411
NET ASSETS:
 Beginning of year                           96,469,335                64,080,425               11,293,312
                                         --------------            --------------            -------------
 End of year                                $84,898,555               $54,612,383              $13,773,723
                                         ==============            ==============            =============

(l) Formerly Nations Marsico International Opportunities Portfolio. Change effective May 1, 2006.

(m) Formerly Nations High Yield Bond Portfolio. Change effective May 1, 2006.

(n) Formerly Nations Marsico Focused Equities Portfolio. Change effective May 1, 2006.

(o) Formerly Nations Marsico Growth Portfolio. Change effective May 1, 2006.

(p) Formerly Nations Marsico 21st Century Portfolio. Change effective May 1,
    2006.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                   COLUMBIA MARSICO          OPPENHEIMER
                                     MIDCAP GROWTH        GLOBAL SECURITIES           PUTNAM
                                        FUND VS                  FUND            SMALL CAP VALUE
                                    SUB-ACCOUNT (Q)        SUB-ACCOUNT (A)       SUB-ACCOUNT (A)
---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(347,143)              $(1,724)              $(1,134)
 Net realized gain (loss) on
  security transactions                    269,683                     9                   (27)
 Net realized gain on
  distributions                          1,091,830                    --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                                   2,348,487                40,015                16,865
                                     -------------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             3,362,857                38,300                15,704
                                     -------------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                 197,567                 6,519                 2,824
 Net transfers                            (101,927)              366,720               280,181
 Surrenders for benefit
  payments and fees                     (2,269,471)               (1,178)               (4,034)
 Net annuity transactions                       --                    --                    --
                                     -------------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (2,173,831)              372,061               278,971
                                     -------------            ----------            ----------
 Net increase (decrease) in
  net assets                             1,189,026               410,361               294,675
NET ASSETS:
 Beginning of year                      21,919,164                    --                    --
                                     -------------            ----------            ----------
 End of year                           $23,108,190              $410,361              $294,675
                                     =============            ==========            ==========

(a)  From inception, April 17, 2006 to December 31, 2006.

(q) Formerly Nations Marsico Midcap Growth Portfolio. Change effective May 1, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                               PIONEER VCT
                                    PIMCO VIT        PIONEER FUND               OAK RIDGE          PIONEER VCT
                                      REAL               VCT                LARGE CAP GROWTH          VALUE
                                     RETURN           PORTFOLIO                 PORTFOLIO           PORTFOLIO
                                 SUB-ACCOUNT (A)     SUB-ACCOUNT               SUB-ACCOUNT         SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $1,325            $(232,660)               $(228,850)           $(640,750)
 Net realized gain (loss) on
  security transactions                   417              986,749                   12,273              690,075
 Net realized gain on
  distributions                         2,320                   --                  192,190            2,796,903
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                                 (3,105)           5,748,097                  118,833            3,538,863
                                    ---------       --------------            -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                              957            6,502,186                   94,446            6,385,091
                                    ---------       --------------            -------------       --------------
UNIT TRANSACTIONS:
 Purchases                              1,217              406,568                  189,530              324,129
 Net transfers                         91,120           (3,293,307)                  76,439           (3,795,882)
 Surrenders for benefit
  payments and fees                    (1,182)          (9,162,471)              (2,112,105)          (9,424,128)
 Net annuity transactions                  --                   --                       --                   --
                                    ---------       --------------            -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    91,155          (12,049,210)              (1,846,136)         (12,895,881)
                                    ---------       --------------            -------------       --------------
 Net increase (decrease) in
  net assets                           92,112           (5,547,024)              (1,751,690)          (6,510,790)
NET ASSETS:
 Beginning of year                         --           51,582,874               14,864,782           55,774,951
                                    ---------       --------------            -------------       --------------
 End of year                          $92,112          $46,035,850              $13,113,092          $49,264,161
                                    =========       ==============            =============       ==============


                                      PIONEER MID CAP         JENNISON 20/20
                                         VALUE VCT                FOCUS                  JENNISON
                                         PORTFOLIO              PORTFOLIO               PORTFOLIO
                                      SUB-ACCOUNT (A)          SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                 $(511)               $(12,014)               $(19,401)
 Net realized gain (loss) on
  security transactions                           6                   3,721                    (947)
 Net realized gain on
  distributions                               1,315                  44,622                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                                        7,920                  55,213                  18,625
                                         ----------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                                  8,730                  91,542                  (1,723)
                                         ----------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                      923                   2,467                   1,900
 Net transfers                              125,202                 300,209                  69,158
 Surrenders for benefit
  payments and fees                          (1,153)                (22,684)                (39,504)
 Net annuity transactions                        --                      --                  (1,119)
                                         ----------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                         124,972                 279,992                  30,435
                                         ----------            ------------            ------------
 Net increase (decrease) in
  net assets                                133,702                 371,534                  28,712
NET ASSETS:
 Beginning of year                               --                 645,691               1,371,260
                                         ----------            ------------            ------------
 End of year                               $133,702              $1,017,225              $1,399,972
                                         ==========            ============            ============

(a)  From inception, April 17, 2006 to December 31, 2006.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                          SP WILLIAM BLAIR
                                                           INTERNATIONAL
                                      PRUDENTIAL               GROWTH           ROYCE SMALL-CAP
                                   VALUE PORTFOLIO           PORTFOLIO             PORTFOLIO
                                     SUB-ACCOUNT            SUB-ACCOUNT         SUB-ACCOUNT (A)
--------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(5,126)              $(1,461)              $(2,146)
 Net realized gain (loss) on
  security transactions                     7,180                   741                   (75)
 Net realized gain on
  distributions                            34,764                20,115                19,484
 Net unrealized appreciation
  (depreciation) of
  investments during the year             126,785                30,593                20,981
                                     ------------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                              163,603                49,988                38,244
                                     ------------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                 22,477                    --                 7,838
 Net transfers                              6,385               174,152               399,193
 Surrenders for benefit
  payments and fees                       (30,140)               (5,598)               (9,007)
 Net annuity transactions                      --                    --                    --
                                     ------------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                        (1,278)              168,554               398,024
                                     ------------            ----------            ----------
 Net increase (decrease) in
  net assets                              162,325               218,542               436,268
NET ASSETS:
 Beginning of year                        927,052               169,247                    --
                                     ------------            ----------            ----------
 End of year                           $1,089,377              $387,789              $436,268
                                     ============            ==========            ==========

(a)  From inception, April 17, 2006 to December 31, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                                   UBS SERIES
                                  SMITH BARNEY            LEGG MASON                              TRUST - U.S.
                                   GOVERNMENT              PARTNERS             SMITH BARNEY       ALLOCATION
                                      FUND            APPRECIATION FUND        CASH PORTFOLIO       PORTFOLIO
                                   SUB-ACCOUNT         SUB-ACCOUNT (R)          SUB-ACCOUNT        SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $658                  $(170)                $8,176            $203,948
 Net realized gain (loss) on
  security transactions                    --                    285                     --            (451,672)
 Net realized gain on
  distributions                            --                  9,452                     --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year              --                 11,110                     --           1,816,467
                                    ---------             ----------             ----------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                              658                 20,677                  8,176           1,568,743
                                    ---------             ----------             ----------       -------------
UNIT TRANSACTIONS:
 Purchases                                 --                     --                     --              60,980
 Net transfers                             --                     --                     --            (340,734)
 Surrenders for benefit
  payments and fees                    (1,711)                (2,150)               (33,373)         (2,914,775)
 Net annuity transactions                  --                     --                     --                  --
                                    ---------             ----------             ----------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (1,711)                (2,150)               (33,373)         (3,194,529)
                                    ---------             ----------             ----------       -------------
 Net increase (decrease) in
  net assets                           (1,053)                18,527                (25,197)         (1,625,786)
NET ASSETS:
 Beginning of year                     20,251                153,987                248,741          18,471,510
                                    ---------             ----------             ----------       -------------
 End of year                          $19,198               $172,514               $223,544         $16,845,724
                                    =========             ==========             ==========       =============

                                  VICTORY VARIABLE                               WELLS FARGO
                                     INSURANCE                                   ADVANTAGE VT
                                 DIVERSIFIED STOCK                             ASSET ALLOCATION
                                        FUND                 COMSTOCK                FUND
                                    SUB-ACCOUNT          SUB-ACCOUNT (A)       SUB-ACCOUNT (S)
-----------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(23,671)                $(394)               $2,055
 Net realized gain (loss) on
  security transactions                   53,881                    --                    76
 Net realized gain on
  distributions                           66,588                    --                 3,600
 Net unrealized appreciation
  (depreciation) of
  investments during the year            164,031                 6,954                26,107
                                    ------------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             260,829                 6,560                31,838
                                    ------------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                 1,867                 1,711                 1,000
 Net transfers                           (47,352)              117,032                 5,862
 Surrenders for benefit
  payments and fees                     (153,770)                  (12)                  (51)
 Net annuity transactions                     --                    --                    --
                                    ------------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (199,255)              118,731                 6,811
                                    ------------            ----------            ----------
 Net increase (decrease) in
  net assets                              61,574               125,291                38,649
NET ASSETS:
 Beginning of year                     2,279,126                    --               304,028
                                    ------------            ----------            ----------
 End of year                          $2,340,700              $125,291              $342,677
                                    ============            ==========            ==========

(a)  From inception, April 17, 2006 to December 31, 2006.

(r)  Formerly Smith Barney Appreciation Fund. Change effective April 7, 2006.

(s) Formerly Wells Fargo Advantage Asset Allocation Fund. Change effective May 1, 2006.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                            WELLS FARGO            WELLS FARGO
                                     WELLS FARGO            ADVANTAGE VT           ADVANTAGE VT
                                  ADVANTAGE VT TOTAL       EQUITY INCOME        INTERNATIONAL CORE
                                   RETURN BOND FUND             FUND                   FUND
                                   SUB-ACCOUNT (T)        SUB-ACCOUNT (U)        SUB-ACCOUNT (V)
----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $3,098                   $155                   $425
 Net realized gain (loss) on
  security transactions                     (937)                 5,905                    853
 Net realized gain on
  distributions                               --                    305                  5,816
 Net unrealized appreciation
  (depreciation) of
  investments during the year                137                 13,527                 18,271
                                      ----------             ----------             ----------
 Net increase (decrease) in
  net assets resulting from
  operations                               2,298                 19,892                 25,365
                                      ----------             ----------             ----------
UNIT TRANSACTIONS:
 Purchases                                 1,560                  1,320                    900
 Net transfers                           (41,466)               (50,339)                76,570
 Surrenders for benefit
  payments and fees                       (1,015)                (2,196)                (2,521)
 Net annuity transactions                     --                     --                     --
                                      ----------             ----------             ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (40,921)               (51,215)                74,949
                                      ----------             ----------             ----------
 Net increase (decrease) in
  net assets                             (38,623)               (31,323)               100,314
NET ASSETS:
Beginning of year                        143,185                159,160                 81,375
                                      ----------             ----------             ----------
End of year                             $104,562               $127,837               $181,689
                                      ==========             ==========             ==========

(t) Formerly Wells Fargo Advantage Total Return Bond Fund. Change effective May 1, 2006.

(u) Formerly Wells Fargo Advantage Equity Income Fund. Change effective May 1, 2006.

(v) Formerly Wells Fargo Advantage International Core Fund. Change effective May 1, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    WELLS FARGO                                       STI CLASSIC VT
                                   ADVANTAGE VT              WELLS FARGO                  CAPITAL
                                   LARGE COMPANY          ADVANTAGE VT SMALL           APPRECIATION
                                    GROWTH FUND            CAP GROWTH FUND                 FUND
                                  SUB-ACCOUNT (W)          SUB-ACCOUNT (X)              SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(2,515)                   $(630)                   $(57,492)
 Net realized gain (loss) on
  security transactions                   2,233                      364                      50,122
 Net realized gain on
  distributions                              --                      939                     214,231
 Net unrealized appreciation
  (depreciation) of
  investments during the year             1,958                    6,556                     108,848
                                    -----------               ----------               -------------
 Net increase (decrease) in
  net assets resulting from
  operations                              1,676                    7,229                     315,709
                                    -----------               ----------               -------------
UNIT TRANSACTIONS:
 Purchases                                1,665                      225                     116,764
 Net transfers                          (12,975)                  20,780                      (4,439)
 Surrenders for benefit
  payments and fees                      (2,811)                    (696)                   (447,238)
 Net annuity transactions                    --                       --                          --
                                    -----------               ----------               -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (14,121)                  20,309                    (334,913)
                                    -----------               ----------               -------------
 Net increase (decrease) in
  net assets                            (12,445)                  27,538                     (19,204)
NET ASSETS:
Beginning of year                       186,508                   21,156                   3,796,973
                                    -----------               ----------               -------------
End of year                            $174,063                  $48,694                  $3,777,769
                                    ===========               ==========               =============

                                   STI CLASSIC VT                                    STI CLASSIC VT
                                      LARGE CAP             STI CLASSIC VT              LARGE CAP
                                   RELATIVE VALUE           MID-CAP EQUITY            VALUE EQUITY
                                        FUND                     FUND                     FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(14,596)                $(23,467)                 $(8,197)
 Net realized gain (loss) on
  security transactions                   152,449                   61,327                  138,238
 Net realized gain on
  distributions                           180,630                  120,445                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year              27,291                  (26,213)                 235,131
                                    -------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                              345,774                  132,092                  365,172
                                    -------------            -------------            -------------
UNIT TRANSACTIONS:
 Purchases                                 73,779                   27,838                    8,446
 Net transfers                            (32,506)                  35,537                  (26,805)
 Surrenders for benefit
  payments and fees                      (455,398)                (245,516)                (411,762)
 Net annuity transactions                      --                       --                       --
                                    -------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (414,125)                (182,141)                (430,121)
                                    -------------            -------------            -------------
 Net increase (decrease) in
  net assets                              (68,351)                 (50,049)                 (64,949)
NET ASSETS:
Beginning of year                       2,689,834                1,633,765                2,033,106
                                    -------------            -------------            -------------
End of year                            $2,621,483               $1,583,716               $1,968,157
                                    =============            =============            =============

(w) Formerly Wells Fargo Advantage Large Company Growth Fund. Change effective May 1, 2006.

(x) Formerly Wells Fargo Advantage Small Cap Growth Fund. Change effective May 1, 2006.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------

                                       AMERICAN
                                    CENTURY(R) VP         AIM V.I.
                                       CAPITAL             CAPITAL                 AIM V.I.
                                     APPRECIATION       APPRECIATION              HIGH YIELD
                                         FUND               FUND                     FUND
                                     SUB-ACCOUNT         SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(42,682)           $(92,076)               $455,580
 Net realized gain (loss) on
  security transactions                     7,189            (627,916)               (105,299)
 Net realized gain on
  distributions                                --                  --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             715,280           1,217,294                (270,032)
                                     ------------       -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                              679,787             497,302                  80,249
                                     ------------       -------------            ------------
UNIT TRANSACTIONS:
 Purchases                                268,611              74,720                  42,111
 Net transfers                            778,235            (575,149)                198,255
 Surrenders for benefit
  payments and fees                      (537,031)           (726,675)               (684,000)
 Net annuity transactions                    (393)               (928)                     --
                                     ------------       -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       509,422          (1,228,032)               (443,634)
                                     ------------       -------------            ------------
 Net increase (decrease) in
  net assets                            1,189,209            (730,730)               (363,385)
NET ASSETS:
 Beginning of year                      3,006,022           8,152,703               6,444,939
                                     ------------       -------------            ------------
 End of year                           $4,195,231          $7,421,973              $6,081,554
                                     ============       =============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                              AIM V.I.            ALLIANCEBERNSTEIN       ALLIANCEBERNSTEIN              BB&T
                               PREMIER                VP GLOBAL             VP GROWTH AND               MID CAP
                             EQUITY FUND            BOND PORTFOLIO         INCOME PORTFOLIO           GROWTH VIF
                             SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT (A)
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                         $(88,929)               $156,122                 $(3,878)               $(240,088)
 Net realized gain (loss)
  on security transactions     (2,348,449)                (10,720)                 10,837                   69,034
 Net realized gain on
  distributions                        --                  23,973                      --                       --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                          3,072,303                (365,188)                146,497                2,318,528
                            -------------            ------------            ------------            -------------
 Net increase (decrease)
  in net assets resulting
  from operations                 634,925                (195,813)                153,456                2,147,474
                            -------------            ------------            ------------            -------------
UNIT TRANSACTIONS:
 Purchases                         84,281                     839                  88,596                1,168,980
 Net transfers                 (1,538,465)                367,216                 372,099                1,600,929
 Surrenders for benefit
  payments and fees            (2,867,598)               (175,780)               (297,755)              (1,219,196)
 Net annuity transactions              --                      --                  38,721                       --
                            -------------            ------------            ------------            -------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions       (4,321,782)                192,275                 201,661                1,550,713
                            -------------            ------------            ------------            -------------
 Net increase (decrease)
  in net assets                (3,686,857)                 (3,538)                355,117                3,698,187
NET ASSETS:
 Beginning of year             19,548,227               1,917,940               4,468,501               15,717,831
                            -------------            ------------            ------------            -------------
 End of year                  $15,861,370              $1,914,402              $4,823,618              $19,416,018
                            =============            ============            ============            =============


                                     BB&T                    BB&T                     BB&T
                               CAPITAL MANAGER             LARGE CAP              LARGE COMPANY
                                  EQUITY VIF               VALUE VIF               GROWTH VIF
                               SUB-ACCOUNT (B)          SUB-ACCOUNT (C)          SUB-ACCOUNT (D)
--------------------------  ------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                              $12,676                 $454,705                $(113,396)
 Net realized gain (loss)
  on security transactions             41,919                1,004,577                   57,935
 Net realized gain on
  distributions                            --                       --                       --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                                463,129                2,872,315                  133,025
                                 ------------            -------------            -------------
 Net increase (decrease)
  in net assets resulting
  from operations                     517,724                4,331,597                   77,564
                                 ------------            -------------            -------------
UNIT TRANSACTIONS:
 Purchases                            707,458                1,935,512                  783,016
 Net transfers                        912,972                  976,485                  632,125
 Surrenders for benefit
  payments and fees                  (715,424)              (8,279,367)                (766,153)
 Net annuity transactions                  --                     (105)                      --
                                 ------------            -------------            -------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions              905,006               (5,367,475)                 648,988
                                 ------------            -------------            -------------
 Net increase (decrease)
  in net assets                     1,422,730               (1,035,878)                 726,552
NET ASSETS:
 Beginning of year                  8,352,164               81,667,618               10,305,518
                                 ------------            -------------            -------------
 End of year                       $9,774,894              $80,631,740              $11,032,070
                                 ============            =============            =============

(a)  Formerly BB&T Mid Cap Growth Fund Sub-Account. Change effective May 2,
     2005.

(b) Formerly BB&T Capital Manager Equity Fund Sub-Account. Change effective May 2, 2005.

(c)  Formerly BB&T Large Cap Value Fund Sub-Account. Change effective May 2,
     2005.

(d) Formerly BB&T Large Company Growth Fund Sub-Account. Change effective May 2, 2005.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------

                                                                                       CALVERT
                                     BB&T SPECIAL                                       SOCIAL
                                    OPPORTUNITIES             BB&T TOTAL               BALANCED
                                      EQUITY VIF           RETURN BOND VIF            PORTFOLIO
                                   SUB-ACCOUNT (E)         SUB-ACCOUNT (F)           SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(102,651)                $36,658                 $18,977
 Net realized gain (loss) on
  security transactions                     4,094                    (374)                  6,235
 Net realized gain on
  distributions                           128,950                      --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             374,345                 (27,377)                131,096
                                     ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                              404,738                   8,907                 156,308
                                     ------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                              3,966,350                 625,779                 232,052
 Net transfers                          2,137,906                 756,356                 287,228
 Surrenders for benefit
  payments and fees                      (442,298)                (15,497)               (568,460)
 Net annuity transactions                      --                      --                 (26,667)
                                     ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     5,661,958               1,366,638                 (75,847)
                                     ------------            ------------            ------------
 Net increase (decrease) in
  net assets                            6,066,696               1,375,545                  80,461
NET ASSETS:
 Beginning of year                      2,995,672                 479,458               3,527,176
                                     ------------            ------------            ------------
 End of year                           $9,062,368              $1,855,003              $3,607,637
                                     ============            ============            ============

(e) Formerly BB&T Special Opportunities Equity Fund Sub-Account. Change effective May 2, 2005.

(f) Formerly BB&T Total Return Bond Fund Sub-Account. Change effective May 2, 2005.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                     EVERGREEN VA
                                     EVERGREEN VA              EVERGREEN VA          INTERNATIONAL         EVERGREEN VA
                                    BALANCED FUND               GROWTH FUND           EQUITY FUND           OMEGA FUND
                                   SUB-ACCOUNT (G)            SUB-ACCOUNT (H)         SUB-ACCOUNT           SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $70,387                  $(169,407)             $256,538             $(116,994)
 Net realized gain (loss) on
  security transactions                    (17,877)                   489,646               350,489              (509,398)
 Net realized gain on
  distributions                                 --                         --                    --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year              210,211                    241,571             3,022,119               795,258
                                    --------------            ---------------       ---------------       ---------------
 Net increase (decrease) in
  net assets resulting from
  operations                               262,721                    561,810             3,629,146               168,866
                                    --------------            ---------------       ---------------       ---------------
UNIT TRANSACTIONS:
 Purchases                                  57,701                    136,806             2,312,727               100,100
 Net transfers                            (251,935)                  (399,087)            2,529,514              (941,283)
 Surrenders for benefit
  payments and fees                       (981,725)                (1,435,131)           (2,828,019)             (759,408)
 Net annuity transactions                       --                     (5,207)               (5,558)                 (989)
                                    --------------            ---------------       ---------------       ---------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (1,175,959)                (1,702,619)            2,008,664            (1,601,580)
                                    --------------            ---------------       ---------------       ---------------
 Net increase (decrease) in
  net assets                              (913,238)                (1,140,809)            5,637,810            (1,432,714)
NET ASSETS:
 Beginning of year                       8,122,480                 13,599,123            22,853,629            10,630,337
                                    --------------            ---------------       ---------------       ---------------
 End of year                            $7,209,242                $12,458,314           $28,491,439            $9,197,623
                                    ==============            ===============       ===============       ===============

                                EVERGREEN VA             EVERGREEN VA             EVERGREEN VA
                                   SPECIAL                   HIGH                  FUNDAMENTAL
                                 VALUES FUND              INCOME FUND            LARGE CAP FUND
                                 SUB-ACCOUNT              SUB-ACCOUNT            SUB-ACCOUNT (I)
-----------------------------  ----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)         $(74,220)               $11,867                   $(65,493)
 Net realized gain (loss) on
  security transactions                 29,258                    472                    112,980
 Net realized gain on
  distributions                      1,897,374                     --                         --
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (289,733)               (11,594)                 1,243,006
                               ---------------            -----------            ---------------
 Net increase (decrease) in
  net assets resulting from
  operations                         1,562,679                    745                  1,290,493
                               ---------------            -----------            ---------------
UNIT TRANSACTIONS:
 Purchases                           2,371,602                     --                    601,224
 Net transfers                       4,030,744                 16,790                 (1,295,668)
 Surrenders for benefit
  payments and fees                   (856,389)               (20,614)                (2,271,635)
 Net annuity transactions                   --                     --                     (4,339)
                               ---------------            -----------            ---------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                  5,545,957                 (3,824)                (2,970,418)
                               ---------------            -----------            ---------------
 Net increase (decrease) in
  net assets                         7,108,636                 (3,079)                (1,679,925)
NET ASSETS:
 Beginning of year                  12,935,127                257,751                 20,037,538
                               ---------------            -----------            ---------------
 End of year                       $20,043,763               $254,672                $18,357,613
                               ===============            ===========            ===============

(g) Formerly Evergreen VA Foundation Fund Sub-Account. Change effective April 15, 2005.

(h) Effective April 15, 2005, Evergreen VA Special Equity Fund Sub-Account merged with Evergreen VA Growth Fund Sub-Account.

(i) Effective April 15, 2005, Evergreen VA Fund Sub-Account merged with Evergreen VA Fundamental Large Cap Fund Sub-Account (formerly Evergreen VA Growth & Income Sub-Account.)

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------

                                   FIDELITY(R) VIP
                                        ASSET           FIDELITY(R) VIP       FIDELITY(R) VIP
                                     MANAGER(SM)            GROWTH             CONTRAFUND(R)
                                     SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $74,262            $(118,050)            $(219,899)
 Net realized gain (loss) on
  security transactions                   (73,288)            (914,020)              183,766
 Net realized gain on
  distributions                             1,708                   --                 4,164
 Net unrealized appreciation
  (depreciation) of
  investments during the year             118,730            1,699,213             3,466,764
                                     ------------        -------------         -------------
 Net increase (decrease) in
  net assets resulting from
  operations                              121,412              667,143             3,434,795
                                     ------------        -------------         -------------
UNIT TRANSACTIONS:
 Purchases                                347,806              986,035             1,324,305
 Net transfers                           (156,546)          (1,058,334)            1,826,815
 Surrenders for benefit
  payments and fees                      (856,887)          (2,621,758)           (3,455,182)
 Net annuity transactions                      --                 (441)                  (37)
                                     ------------        -------------         -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (665,627)          (2,694,498)             (304,099)
                                     ------------        -------------         -------------
 Net increase (decrease) in
  net assets                             (544,215)          (2,027,355)            3,130,696
NET ASSETS:
 Beginning of year                      5,042,894           18,134,052            22,046,152
                                     ------------        -------------         -------------
 End of year                           $4,498,679          $16,106,697           $25,176,848
                                     ============        =============         =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                FIFTH THIRD
                                                            FIFTH THIRD         DISCIPLINED         FIFTH THIRD
                                  FIDELITY(R) VIP             BALANCED             VALUE              MID CAP
                                      OVERSEAS                VIP FUND           VIP FUND            VIP FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(24,328)                   $272            $(25,386)          $(186,203)
 Net realized gain (loss) on
  security transactions                   34,777                   6,865              18,935              67,789
 Net realized gain on
  distributions                           27,382                  34,983                  --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            794,825                 (35,556)            605,040           1,240,607
                                    ------------            ------------       -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             832,656                   6,564             598,589           1,122,193
                                    ------------            ------------       -------------       -------------
UNIT TRANSACTIONS:
 Purchases                               310,410                  51,410           1,248,769           1,344,414
 Net transfers                           179,509                  42,015             483,894              15,301
 Surrenders for benefit
  payments and fees                     (700,519)                (65,497)           (682,744)           (811,639)
 Net annuity transactions                     --                      --                  --                  --
                                    ------------            ------------       -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (210,600)                 27,928           1,049,919             548,076
                                    ------------            ------------       -------------       -------------
 Net increase (decrease) in
  net assets                             622,056                  34,492           1,648,508           1,670,269
NET ASSETS:
 Beginning of year                     4,766,301               1,266,231          11,266,528          12,285,508
                                    ------------            ------------       -------------       -------------
 End of year                          $5,388,357              $1,300,723         $12,915,036         $13,955,777
                                    ============            ============       =============       =============

                                FIFTH THIRD            FIRST HORIZON
                                  QUALITY                 CAPITAL          FIRST HORIZON
                                  GROWTH                APPRECIATION        CORE EQUITY
                                 VIP FUND                PORTFOLIO           PORTFOLIO
                                SUB-ACCOUNT             SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)      $(186,903)               $(56,226)           $(35,794)
 Net realized gain (loss) on
  security transactions              122,393                  20,506             350,698
 Net realized gain on
  distributions                           --                 240,439             229,998
 Net unrealized appreciation
  (depreciation) of
  investments during the year        672,204                (158,640)         (1,116,959)
                               -------------            ------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                         607,694                  46,079            (572,057)
                               -------------            ------------       -------------
UNIT TRANSACTIONS:
 Purchases                         1,123,801                 290,039             131,577
 Net transfers                      (574,234)               (313,703)         (3,066,253)
 Surrenders for benefit
  payments and fees                 (811,869)               (207,156)           (707,596)
 Net annuity transactions                 --                      --                  --
                               -------------            ------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 (262,302)               (230,820)         (3,642,272)
                               -------------            ------------       -------------
 Net increase (decrease) in
  net assets                         345,392                (184,741)         (4,214,329)
NET ASSETS:
 Beginning of year                12,889,299               3,897,983          13,851,776
                               -------------            ------------       -------------
 End of year                     $13,234,691              $3,713,242          $9,637,447
                               =============            ============       =============

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------

                                                           HARTFORD               HARTFORD
                                    HARTFORD             TOTAL RETURN             CAPITAL
                                    ADVISERS                 BOND               APPRECIATION
                                    HLS FUND               HLS FUND               HLS FUND
                                  SUB-ACCOUNT          SUB-ACCOUNT (J)          SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)        $62,090,232            $67,149,252           $(18,610,393)
 Net realized gain (loss) on
  security transactions              122,422,305              2,044,595            (14,941,211)
 Net realized gain on
  distributions                      192,264,735              8,189,861            557,789,432
 Net unrealized appreciation
  (depreciation) of
  investments during the year       (187,552,913)           (66,937,615)            (4,032,213)
                                ----------------       ----------------       ----------------
 Net increase (decrease) in
  net assets resulting from
  operations                         189,224,359             10,446,093            520,205,615
                                ----------------       ----------------       ----------------
UNIT TRANSACTIONS:
 Purchases                            46,444,135             46,044,997             30,720,376
 Net transfers                      (144,226,789)            58,065,322            (20,632,325)
 Surrenders for benefit
  payments and fees                 (481,345,650)          (125,042,127)          (423,840,197)
 Net annuity transactions             (1,962,183)              (217,163)              (968,225)
                                ----------------       ----------------       ----------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 (581,090,487)           (21,148,971)          (414,720,371)
                                ----------------       ----------------       ----------------
 Net increase (decrease) in
  net assets                        (391,866,128)           (10,702,878)           105,485,244
NET ASSETS:
 Beginning of year                 3,730,246,995          1,140,676,868          4,051,428,149
                                ----------------       ----------------       ----------------
 End of year                      $3,338,380,867         $1,129,973,990         $4,156,913,393
                                ================       ================       ================

(j)  Formerly Hartford Bond HLS Fund Sub-Account. Change effective March 15,
     2005.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   HARTFORD                                                                HARTFORD
                                 DIVIDEND AND           HARTFORD                  HARTFORD                  GLOBAL
                                    GROWTH                FOCUS               GLOBAL ADVISERS           COMMUNICATIONS
                                   HLS FUND             HLS FUND                  HLS FUND                 HLS FUND
                                 SUB-ACCOUNT           SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)        $7,191,542             $29,066                $2,438,954                 $196,024
 Net realized gain (loss) on
  security transactions               4,629,677              71,374                   692,872                  528,172
 Net realized gain on
  distributions                      76,862,555             775,606                        --                   20,458
 Net unrealized appreciation
  (depreciation) of
  investments during the year       (10,264,412)            725,892                (1,161,127)                 510,967
                               ----------------       -------------            --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                         78,419,362           1,601,938                 1,970,699                1,255,621
                               ----------------       -------------            --------------            -------------
UNIT TRANSACTIONS:
 Purchases                           68,217,969             563,953                 2,461,685                    2,131
 Net transfers                      125,319,564             651,761                 4,364,725               (1,037,288)
 Surrenders for benefit
  payments and fees                (194,139,284)         (1,939,902)              (13,196,576)                (575,554)
 Net annuity transactions              (115,689)                 --                  (106,554)                    (416)
                               ----------------       -------------            --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (717,440)           (724,188)               (6,476,720)              (1,611,127)
                               ----------------       -------------            --------------            -------------
 Net increase (decrease) in
  net assets                         77,701,922             877,750                (4,506,021)                (355,506)
NET ASSETS:
 Beginning of year                1,711,691,790          21,358,804               111,534,525                8,866,717
                               ----------------       -------------            --------------            -------------
 End of year                     $1,789,393,712         $22,236,554              $107,028,504               $8,511,211
                               ================       =============            ==============            =============

                                      HARTFORD
                                  GLOBAL FINANCIAL         HARTFORD             HARTFORD
                                      SERVICES          GLOBAL HEALTH        GLOBAL LEADERS
                                      HLS FUND             HLS FUND             HLS FUND
                                     SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $208,508          $(1,573,866)         $(1,893,137)
 Net realized gain (loss) on
  security transactions                   197,945            1,947,047            2,291,226
 Net realized gain on
  distributions                            11,736            8,196,239                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             599,182            3,173,906            1,983,863
                                    -------------       --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                            1,017,371           11,743,326            2,381,952
                                    -------------       --------------       --------------
UNIT TRANSACTIONS:
 Purchases                                  7,249              148,914           12,916,390
 Net transfers                           (538,994)          (6,975,930)          (9,597,053)
 Surrenders for benefit
  payments and fees                      (961,745)         (10,656,175)         (23,462,853)
 Net annuity transactions                      --               11,898               62,444
                                    -------------       --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (1,493,490)         (17,471,293)         (20,081,072)
                                    -------------       --------------       --------------
 Net increase (decrease) in
  net assets                             (476,119)          (5,727,967)         (17,699,120)
NET ASSETS:
 Beginning of year                     13,290,392          125,867,428          278,304,562
                                    -------------       --------------       --------------
 End of year                          $12,814,273         $120,139,461         $260,605,442
                                    =============       ==============       ==============

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------

                                  HARTFORD             HARTFORD
                                   GLOBAL            DISCIPLINED            HARTFORD
                                 TECHNOLOGY             EQUITY               GROWTH
                                  HLS FUND             HLS FUND             HLS FUND
                                 SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $(376,320)           $(773,376)         $(1,772,260)
 Net realized gain (loss) on
  security transactions            (2,141,142)            (839,476)             (72,607)
 Net realized gain on
  distributions                            --                   --            4,794,284
 Net unrealized appreciation
  (depreciation) of
  investments during the year       5,161,529           13,965,084            1,723,716
                                -------------       --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                        2,644,067           12,352,232            4,673,133
                                -------------       --------------       --------------
UNIT TRANSACTIONS:
 Purchases                             32,168           20,757,208            9,080,943
 Net transfers                     (4,637,865)          30,198,301           20,319,524
 Surrenders for benefit
  payments and fees                (2,884,078)         (19,731,383)          (9,092,673)
 Net annuity transactions              (5,041)              47,017              (38,321)
                                -------------       --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                (7,494,816)          31,271,143           20,269,473
                                -------------       --------------       --------------
 Net increase (decrease) in
  net assets                       (4,850,749)          43,623,375           24,942,606
NET ASSETS:
 Beginning of year                 37,674,818          210,492,892          103,625,818
                                -------------       --------------       --------------
 End of year                      $32,824,069         $254,116,267         $128,568,424
                                =============       ==============       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                                 HARTFORD
                                  HARTFORD                                                    INTERNATIONAL
                                   GROWTH              HARTFORD             HARTFORD             CAPITAL
                               OPPORTUNITIES          HIGH YIELD             INDEX             APPRECIATION
                                  HLS FUND             HLS FUND             HLS FUND             HLS FUND
                                SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)     $(1,706,068)         $10,710,512           $2,718,016            $(856,132)
 Net realized gain (loss) on
  security transactions               353,671            2,751,780           14,520,984              208,073
 Net realized gain on
  distributions                    10,790,720                   --           16,506,998            7,037,793
 Net unrealized appreciation
  (depreciation) of
  investments during the year      12,630,020          (11,358,072)         (18,229,649)           3,111,325
                               --------------       --------------       --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                       22,068,343            2,104,220           15,516,349            9,501,059
                               --------------       --------------       --------------       --------------
UNIT TRANSACTIONS:
 Purchases                         18,617,823            5,583,818            9,595,855           20,878,820
 Net transfers                     36,110,542          (42,175,036)         (14,670,992)          34,297,567
 Surrenders for benefit
  payments and fees                (9,904,755)         (22,849,846)         (67,635,384)          (9,957,173)
 Net annuity transactions              83,931              (65,414)              26,094              141,262
                               --------------       --------------       --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                44,907,541          (59,506,478)         (72,684,427)          45,360,476
                               --------------       --------------       --------------       --------------
 Net increase (decrease) in
  net assets                       66,975,884          (57,402,258)         (57,168,078)          54,861,535
NET ASSETS:
 Beginning of year                108,794,006          263,222,171          570,216,401          106,582,780
                               --------------       --------------       --------------       --------------
 End of year                     $175,769,890         $205,819,913         $513,048,323         $161,444,315
                               ==============       ==============       ==============       ==============

                                 HARTFORD
                               INTERNATIONAL          HARTFORD
                                   SMALL           INTERNATIONAL           HARTFORD
                                  COMPANY          OPPORTUNITIES            MIDCAP
                                 HLS FUND             HLS FUND             HLS FUND
                                SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)     $1,104,675          $(5,089,269)         $(4,369,399)
 Net realized gain (loss) on
  security transactions               (1,953)             827,420           13,641,554
 Net realized gain on
  distributions                    7,866,795                   --           68,564,644
 Net unrealized appreciation
  (depreciation) of
  investments during the year        665,462           52,534,009           (9,406,228)
                               -------------       --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                       9,634,979           48,272,160           68,430,571
                               -------------       --------------       --------------
UNIT TRANSACTIONS:
 Purchases                         2,635,730           18,290,418            1,233,903
 Net transfers                    38,624,755           43,273,034          (16,713,352)
 Surrenders for benefit
  payments and fees               (5,570,625)         (38,146,836)         (58,652,372)
 Net annuity transactions            (71,224)            (188,077)            (151,369)
                               -------------       --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               35,618,636           23,228,539          (74,283,190)
                               -------------       --------------       --------------
 Net increase (decrease) in
  net assets                      45,253,615           71,500,699           (5,852,619)
NET ASSETS:
 Beginning of year                36,592,681          343,734,902          501,631,830
                               -------------       --------------       --------------
 End of year                     $81,846,296         $415,235,601         $495,779,211
                               =============       ==============       ==============

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------

                                                                              HARTFORD
                                   HARTFORD             HARTFORD              MORTGAGE
                                 MIDCAP VALUE         MONEY MARKET           SECURITIES
                                   HLS FUND             HLS FUND              HLS FUND
                                 SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)      $(3,251,411)           $5,369,010           $6,585,102
 Net realized gain (loss) on
  security transactions              3,864,799                  (265)             935,098
 Net realized gain on
  distributions                     31,380,094                    --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year       (5,781,562)                   --           (5,202,406)
                                --------------       ---------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                        26,211,920             5,368,745            2,317,794
                                --------------       ---------------       --------------
UNIT TRANSACTIONS:
 Purchases                             406,109            13,084,727            3,930,983
 Net transfers                     (12,955,041)          156,292,939           (5,886,776)
 Surrenders for benefit
  payments and fees                (26,305,747)         (131,130,700)         (32,524,980)
 Net annuity transactions                3,773               (73,701)            (168,077)
                                --------------       ---------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                (38,850,906)           38,173,265          (34,648,850)
                                --------------       ---------------       --------------
 Net increase (decrease) in
  net assets                       (12,638,986)           43,542,010          (32,331,056)
NET ASSETS:
 Beginning of year                 346,517,520           330,120,589          260,667,524
                                --------------       ---------------       --------------
 End of year                      $333,878,534          $373,662,599         $228,336,468
                                ==============       ===============       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINAN-CIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                            HARTFORD                                         HARTFORD
                                       HARTFORD             SMALLCAP              HARTFORD               U.S. GOVERNMENT
                                    SMALL COMPANY            GROWTH                STOCK                    SECURITIES
                                       HLS FUND             HLS FUND              HLS FUND                   HLS FUND
                                     SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT                SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(3,852,225)         $(1,883,162)            $8,796,756                $4,126,136
 Net realized gain (loss) on
  security transactions                 (7,672,086)             361,967             46,113,917                  (817,099)
 Net realized gain on
  distributions                                 --           12,575,467                     --                        --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           61,385,049            4,675,668             81,431,682                (3,528,102)
                                    --------------       --------------       ----------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                            49,860,738           15,729,940            136,342,355                  (219,065)
                                    --------------       --------------       ----------------            --------------
UNIT TRANSACTIONS:
 Purchases                                 331,389           16,337,912             38,452,223                16,856,012
 Net transfers                         (17,066,020)          30,326,654            (53,445,213)               16,111,082
 Surrenders for benefit
  payments and fees                    (31,169,552)         (11,243,983)          (218,048,369)              (26,326,894)
 Net annuity transactions                  (80,719)              89,365             (2,539,559)                      968
                                    --------------       --------------       ----------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (47,984,902)          35,509,948           (235,580,918)                6,641,168
                                    --------------       --------------       ----------------            --------------
 Net increase (decrease) in
  net assets                             1,875,836           51,239,888            (99,238,563)                6,422,103
NET ASSETS:
 Beginning of year                     297,931,794          134,695,859          1,851,310,751               264,782,635
                                    --------------       --------------       ----------------            --------------
 End of year                          $299,807,630         $185,935,747         $1,752,072,188              $271,204,738
                                    ==============       ==============       ================            ==============

                                                      HARTFORD            HARTFORD
                                 HARTFORD              VALUE               EQUITY
                                   VALUE           OPPORTUNITIES           INCOME
                                 HLS FUND             HLS FUND            HLS FUND
                                SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $809,062              $34,556            $219,017
 Net realized gain (loss) on
  security transactions               76,965              195,617              36,695
 Net realized gain on
  distributions                    1,174,133            2,220,230                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year      3,629,967            4,737,710           1,415,767
                               -------------       --------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                       5,690,127            7,188,113           1,671,479
                               -------------       --------------       -------------
UNIT TRANSACTIONS:
 Purchases                         4,673,860           12,034,398           4,529,438
 Net transfers                    10,416,769           37,805,400          25,183,827
 Surrenders for benefit
  payments and fees               (8,456,556)          (9,093,711)         (4,186,628)
 Net annuity transactions             66,006               70,579              78,791
                               -------------       --------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                6,700,079           40,816,666          25,605,428
                               -------------       --------------       -------------
 Net increase (decrease) in
  net assets                      12,390,206           48,004,779          27,276,907
NET ASSETS:
 Beginning of year                84,554,599           59,209,529          25,629,714
                               -------------       --------------       -------------
 End of year                     $96,944,805         $107,214,308         $52,906,621
                               =============       ==============       =============

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------

                                     HUNTINGTON VA            HUNTINGTON VA
                                        INCOME                  DIVIDEND               HUNTINGTON VA
                                      EQUITY FUND             CAPTURE FUND              GROWTH FUND
                                      SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $22,886                 $440,554                $(166,229)
 Net realized gain (loss) on
  security transactions                    298,126                   38,723                   84,278
 Net realized gain on
  distributions                                 --                1,372,460                    4,527
 Net unrealized appreciation
  (depreciation) of
  investments during the year               75,581               (1,234,035)                 (45,141)
                                     -------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                               396,593                  617,702                 (122,565)
                                     -------------            -------------            -------------
UNIT TRANSACTIONS:
 Purchases                               1,087,422                2,016,411                  781,085
 Net transfers                             450,895                3,017,645                  105,278
 Surrenders for benefit
  payments and fees                     (2,492,387)              (2,146,409)              (1,030,334)
 Net annuity transactions                       --                       --                       --
                                     -------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       (954,070)               2,887,647                 (143,971)
                                     -------------            -------------            -------------
 Net increase (decrease) in
  net assets                              (557,477)               3,505,349                 (266,536)
NET ASSETS:
 Beginning of year                      28,548,771               27,222,566               15,666,220
                                     -------------            -------------            -------------
 End of year                           $27,991,294              $30,727,915              $15,399,684
                                     =============            =============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                 HUNTINGTON VA           HUNTINGTON VA           HUNTINGTON VA          HUNTINGTON V A
                                   MID CORP               NEW ECONOMY               ROTATING            INTERNATIONAL
                                 AMERICA FUND                 FUND                MARKETS FUND           EQUITY FUND
                                  SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT          SUB-ACCOUNT (K)
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                             $(243,628)               $(83,607)               $(43,288)                 $289
 Net realized gain (loss)
  on security transactions             114,350                  22,377                  47,725                    17
 Net realized gain on
  distributions                         23,816                   4,750                  91,727                   344
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                               1,904,715                 683,347                 269,836                12,126
                                 -------------            ------------            ------------            ----------
 Net increase (decrease)
  in net assets resulting
  from operations                    1,799,253                 626,867                 366,000                12,776
                                 -------------            ------------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                           1,198,659                 633,728                  80,895                48,939
 Net transfers                       1,118,588                 758,826                  96,451               143,455
 Surrenders for benefit
  payments and fees                 (1,076,306)               (340,842)               (347,269)                 (522)
 Net annuity transactions                   --                      --                      --                    --
                                 -------------            ------------            ------------            ----------
 Net increase (decrease)
  in net assets resulting
  from unit transactions             1,240,941               1,051,712                (169,923)              191,872
                                 -------------            ------------            ------------            ----------
 Net increase (decrease)
  in net assets                      3,040,194               1,678,579                 196,077               204,648
NET ASSETS:
 Beginning of year                  15,108,259               4,502,618               4,746,075                    --
                                 -------------            ------------            ------------            ----------
 End of year                       $18,148,453              $6,181,197              $4,942,152              $204,648
                                 =============            ============            ============            ==========

                                                                              HUNTINGTON VA
                                HUNTINGTON VA          HUNTINGTON VA              SITUS
                                  MACRO 100               MORTGAGE              SMALL CAP
                                     FUND             SECURITIES FUND              FUND
                                 SUB-ACCOUNT          SUB-ACCOUNT (K)          SUB-ACCOUNT
--------------------------  --------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                             $(30,855)              $(1,351)               $(30,138)
 Net realized gain (loss)
  on security transactions              3,690                   (33)                  2,158
 Net realized gain on
  distributions                            --                    --                  14,766
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                                243,011                 1,514                 316,950
                                 ------------            ----------            ------------
 Net increase (decrease)
  in net assets resulting
  from operations                     215,846                   130                 303,736
                                 ------------            ----------            ------------
UNIT TRANSACTIONS:
 Purchases                            950,598                43,065                 749,431
 Net transfers                      1,233,836               248,961               1,233,120
 Surrenders for benefit
  payments and fees                  (178,856)               (7,781)                (59,654)
 Net annuity transactions                  --                    --                      --
                                 ------------            ----------            ------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions            2,005,578               284,245               1,922,897
                                 ------------            ----------            ------------
 Net increase (decrease)
  in net assets                     2,221,424               284,375               2,226,633
NET ASSETS:
 Beginning of year                    978,689                    --                 674,944
                                 ------------            ----------            ------------
 End of year                       $3,200,113              $284,375              $2,901,577
                                 ============            ==========            ============

(k) From inception, July 5 , 2005 to December 31, 2005.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------


                                   MERCURY GLOBAL        MERCURY LARGE           MTB LARGE
                                    GROWTH V.I.         CAP GROWTH V.I.          CAP GROWTH
                                        FUND                  FUND                FUND II
                                  SUB-ACCOUNT (L)       SUB-ACCOUNT (M)         SUB-ACCOUNT
------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $124               $(1,228)              $(5,658)
 Net realized gain (loss) on
  security transactions                   1,311                   561                   867
 Net realized gain on
  distributions                              --                    --                10,795
 Net unrealized appreciation
  (depreciation) of
  investments during the year            11,809                10,247                 7,763
                                     ----------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             13,244                 9,580                13,767
                                     ----------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                   --                 7,500               475,355
 Net transfers                           28,330                40,859                69,778
 Surrenders for benefit
  payments and fees                      (3,553)               (2,880)               (6,192)
 Net annuity transactions                    --                    --                    --
                                     ----------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      24,777                45,479               538,941
                                     ----------            ----------            ----------
 Net increase (decrease) in
  net assets                             38,021                55,059               552,708
NET ASSETS:
 Beginning of year                       99,520               109,013               108,506
                                     ----------            ----------            ----------
 End of year                           $137,541              $164,072              $661,214
                                     ==========            ==========            ==========

(l) Formerly Merrill Lynch Global Growth V.I. Fund Sub-Account. Change effective May 1, 2005.

(m) Formerly Merrill Lynch Large Cap Growth V.I. Fund Sub-Account. Change effective May 1, 2005.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                                  NATIONS
                                                       MTB MANAGED            MTB MANAGED         MARSICO
                                 MTB LARGE          ALLOCATION FUND -      ALLOCATION FUND -   INTERNATIONAL
                                 CAP VALUE               MODERATE             AGGRESSIVE       OPPORTUNITIES
                                  FUND II               GROWTH II           GROWTH FUND II       PORTFOLIO
                                SUB-ACCOUNT          SUB-ACCOUNT (K)          SUB-ACCOUNT       SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                            $(3,646)                 $3,421                 $22            $(437,015)
 Net realized gain (loss)
  on security transactions              822                   2,099                  --               58,470
 Net realized gain on
  distributions                      38,938                 300,885                  --              653,078
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                               25,691                (184,247)                189            5,612,761
                                 ----------            ------------             -------        -------------
 Net increase (decrease)
  in net assets resulting
  from operations                    61,805                 122,158                 211            5,887,294
                                 ----------            ------------             -------        -------------
UNIT TRANSACTIONS:
 Purchases                          407,792               1,146,696                  --              544,587
 Net transfers                       54,132                  91,654               8,689            4,249,720
 Surrenders for benefit
  payments and fees                  (8,184)                (50,718)                 --           (2,214,531)
 Net annuity transactions                --                      --                  --                5,449
                                 ----------            ------------             -------        -------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions            453,740               1,187,632               8,689            2,585,225
                                 ----------            ------------             -------        -------------
 Net increase (decrease)
  in net assets                     515,545               1,309,790               8,900            8,472,519
NET ASSETS:
 Beginning of year                  230,952               2,784,786                  --           31,556,508
                                 ----------            ------------             -------        -------------
 End of year                       $746,497              $4,094,576              $8,900          $40,029,027
                                 ==========            ============             =======        =============


                                                                                       NATIONS
                                    NATIONS                  NATIONS                   MARSICO
                                  HIGH YIELD              INTERNATIONAL            FOCUSED EQUITIES
                                BOND PORTFOLIO           VALUE PORTFOLIO              PORTFOLIO
                                  SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
--------------------------  ---------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                             $(335,495)                  $27,820               $(1,276,632)
 Net realized gain (loss)
  on security transactions              15,582                  (343,265)                1,564,550
 Net realized gain on
  distributions                         71,202                 2,842,182                        --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                                 388,723                (2,100,717)                7,612,476
                                 -------------            --------------            --------------
 Net increase (decrease)
  in net assets resulting
  from operations                      140,012                   426,020                 7,900,394
                                 -------------            --------------            --------------
UNIT TRANSACTIONS:
 Purchases                             513,077                     6,465                   641,158
 Net transfers                        (420,276)              (10,243,712)               (4,435,810)
 Surrenders for benefit
  payments and fees                 (2,532,741)                 (873,956)              (12,503,718)
 Net annuity transactions                5,448                        --                    (1,146)
                                 -------------            --------------            --------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions            (2,434,492)              (11,111,203)              (16,299,516)
                                 -------------            --------------            --------------
 Net increase (decrease)
  in net assets                     (2,294,480)              (10,685,183)               (8,399,122)
NET ASSETS:
 Beginning of year                  27,346,262                10,685,183               104,868,457
                                 -------------            --------------            --------------
 End of year                       $25,051,782                      $ --               $96,469,335
                                 =============            ==============            ==============

(k) From inception, July 5 , 2005 to December 31, 2005.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------

                                   NATIONS             NATIONS             NATIONS
                                    ASSET              MARSICO             MARSICO
                                 ALLOCATION            GROWTH           21ST CENTURY
                                  PORTFOLIO           PORTFOLIO           PORTFOLIO
                                 SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $(118,999)          $(866,910)          $(139,243)
 Net realized gain (loss) on
  security transactions                92,404              74,263              66,221
 Net realized gain on
  distributions                            --                  --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year         296,597           4,401,352             833,260
                                -------------       -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                          270,002           3,608,705             760,238
                                -------------       -------------       -------------
UNIT TRANSACTIONS:
 Purchases                             23,308             558,362             139,868
 Net transfers                        524,660          (1,477,687)          2,034,596
 Surrenders for benefit
  payments and fees                (1,668,151)         (7,495,392)           (895,064)
 Net annuity transactions                  --              (5,346)                 --
                                -------------       -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                (1,120,183)         (8,420,063)          1,279,400
                                -------------       -------------       -------------
 Net increase (decrease) in
  net assets                         (850,181)         (4,811,358)          2,039,638
NET ASSETS:
 Beginning of year                  9,636,410          68,891,783           9,253,674
                                -------------       -------------       -------------
 End of year                       $8,786,229         $64,080,425         $11,293,312
                                =============       =============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  NATIONS             NATIONS
                                  MIDCAP               SMALL              NATIONS                  PIONEER
                                  GROWTH              COMPANY              VALUE                   FUND VCT
                                 PORTFOLIO           PORTFOLIO           PORTFOLIO                PORTFOLIO
                                SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT           SUB-ACCOUNT (N)(O)
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)      $(309,918)          $(232,695)          $(447,012)                $(435,551)
 Net realized gain (loss) on
  security transactions              109,138             132,122             282,673                 5,079,344
 Net realized gain on
  distributions                    1,476,356                  --             287,816                 2,491,849
 Net unrealized appreciation
  (depreciation) of
  investments during the year       (443,675)            885,770           2,232,559               (11,093,269)
                               -------------       -------------       -------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                         831,901             785,197           2,356,036                (3,957,627)
                               -------------       -------------       -------------            --------------
UNIT TRANSACTIONS:
 Purchases                           585,547             406,110             372,413                 3,009,952
 Net transfers                     1,663,994           1,049,187           1,683,299                (8,561,923)
 Surrenders for benefit
  payments and fees               (1,504,909)         (1,213,485)         (3,021,910)               (7,664,191)
 Net annuity transactions                 --                  --                  --                        --
                               -------------       -------------       -------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                  744,632             241,812            (966,198)              (13,216,162)
                               -------------       -------------       -------------            --------------
 Net increase (decrease) in
  net assets                       1,576,533           1,027,009           1,389,838               (17,173,789)
NET ASSETS:
 Beginning of year                20,342,631          15,755,475          30,455,085                68,756,663
                               -------------       -------------       -------------            --------------
 End of year                     $21,919,164         $16,782,484         $31,844,923               $51,582,874
                               =============       =============       =============            ==============

                                       PIONEER
                                      OAK RIDGE
                                      LARGE CAP                 PIONEER                JENNISON
                                     GROWTH VCT                VALUE VCT             20/20 FOCUS
                                      PORTFOLIO                PORTFOLIO              PORTFOLIO
                                 SUB-ACCOUNT (N)(P)       SUB-ACCOUNT (N)(Q)         SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(214,307)               $(299,425)              $(7,209)
 Net realized gain (loss) on
  security transactions                 1,259,633               12,187,407                14,654
 Net realized gain on
  distributions                                --                       --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (693,777)              (8,372,930)               88,556
                                    -------------            -------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                              351,549                3,515,052                96,001
                                    -------------            -------------            ----------
UNIT TRANSACTIONS:
 Purchases                              1,280,244                1,556,845                 1,911
 Net transfers                            888,745               (2,296,502)              140,326
 Surrenders for benefit
  payments and fees                    (1,539,187)              (8,221,132)              (62,069)
 Net annuity transactions                      --                       --                    --
                                    -------------            -------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       629,802               (8,960,789)               80,168
                                    -------------            -------------            ----------
 Net increase (decrease) in
  net assets                              981,351               (5,445,737)              176,169
NET ASSETS:
 Beginning of year                     13,883,431               61,220,688               469,522
                                    -------------            -------------            ----------
 End of year                          $14,864,782              $55,774,951              $645,691
                                    =============            =============            ==========

(n) From inception, November 4, 2005 to December 31, 2005.

(o) Effective November 4, 2005, AmSouth Select Equity Fund Sub-Account merged with Pioneer Fund VCT Portfolio Sub-Account.

(p) Effective November 4, 2005, AmSouth Capital Growth Fund Sub-Account merged with Pioneer Oak Ridge Large Cap Growth VCT Portfolio Sub-Account.

(q) Effective November 4, 2005, AmSouth Value Fund Sub-Account merged with Pioneer Value VCT Fund Sub-Account.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------

                                                                                   SP WILLIAM
                                                                                     BLAIR
                                                             PRUDENTIAL          INTERNATIONAL
                                       JENNISON                VALUE                 GROWTH
                                      PORTFOLIO              PORTFOLIO             PORTFOLIO
                                     SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(18,809)              $(4,499)              $(1,921)
 Net realized gain (loss) on
  security transactions                     8,988                 6,130                 4,964
 Net realized gain on
  distributions                                --                    --                 5,925
 Net unrealized appreciation
  (depreciation) of
  investments during the year             156,506               109,419                11,284
                                     ------------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                              146,685               111,050                20,252
                                     ------------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                  1,188                20,450                    --
 Net transfers                            (52,689)              209,891                23,767
 Surrenders for benefit
  payments and fees                       (77,779)              (33,217)              (24,564)
 Net annuity transactions                  (1,102)                   --                    --
                                     ------------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (130,382)              197,124                  (797)
                                     ------------            ----------            ----------
 Net increase (decrease) in
  net assets                               16,303               308,174                19,455
NET ASSETS:
 Beginning of year                      1,354,957               618,878               149,792
                                     ------------            ----------            ----------
 End of year                           $1,371,260              $927,052              $169,247
                                     ============            ==========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                                 UBS SERIES
                                  SMITH BARNEY          SMITH BARNEY          SMITH BARNEY      TRUST - U.S.
                                   GOVERNMENT           APPRECIATION              CASH           ALLOCATION
                                      FUND                  FUND               PORTFOLIO          PORTFOLIO
                                   SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $361                 $(763)               $4,322                $894
 Net realized gain (loss) on
  security transactions                    --                   102                    --            (666,534)
 Net realized gain on
  distributions                            --                 8,066                    --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year              --                (2,668)                   --           1,586,539
                                    ---------            ----------            ----------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                              361                 4,737                 4,322             920,899
                                    ---------            ----------            ----------       -------------
UNIT TRANSACTIONS:
 Purchases                                 --                    --                    --               3,056
 Net transfers                             --                    --                    --          (1,921,923)
 Surrenders for benefit
  payments and fees                    (1,725)               (2,153)               (5,159)         (1,552,080)
 Net annuity transactions                  --                    --                    --              (3,212)
                                    ---------            ----------            ----------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (1,725)               (2,153)               (5,159)         (3,474,159)
                                    ---------            ----------            ----------       -------------
 Net increase (decrease) in
  net assets                           (1,364)                2,584                  (837)         (2,553,260)
NET ASSETS:
 Beginning of year                     21,615               151,403               249,578          21,024,770
                                    ---------            ----------            ----------       -------------
 End of year                          $20,251              $153,987              $248,741         $18,471,510
                                    =========            ==========            ==========       =============

                                  VICTORY VARIABLE         WELLS FARGO           WELLS FARGO
                                     INSURANCE              ADVANTAGE          ADVANTAGE TOTAL
                                 DIVERSIFIED STOCK       ASSET ALLOCATION        RETURN BOND
                                        FUND                   FUND                  FUND
                                  SUB-ACCOUNT (R)        SUB-ACCOUNT (S)       SUB-ACCOUNT (T)
-----------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(27,798)               $1,255                $2,833
 Net realized gain (loss) on
  security transactions                   12,898                    41                     8
 Net realized gain on
  distributions                               --                 6,448                   564
 Net unrealized appreciation
  (depreciation) of
  investments during the year            168,515                 2,475                (2,992)
                                    ------------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             153,615                10,219                   413
                                    ------------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                 1,200                31,995                 1,530
 Net transfers                             8,002                 6,598                17,543
 Surrenders for benefit
  payments and fees                      (88,611)                  (52)                  (10)
 Net annuity transactions                     --                    --                    --
                                    ------------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (79,409)               38,541                19,063
                                    ------------            ----------            ----------
 Net increase (decrease) in
  net assets                              74,206                48,760                19,476
NET ASSETS:
 Beginning of year                     2,204,920               255,268               123,709
                                    ------------            ----------            ----------
 End of year                          $2,279,126              $304,028              $143,185
                                    ============            ==========            ==========

(r)  Formerly reported as Variable Diversified Stock Fund Sub-Account.

(s) Formerly Wells Fargo Asset Allocation Fund Sub-Account. Change effective April 11, 2005.

(t) Formerly Wells Fargo Total Return Bond Fund Sub-Account. Change effective April 11, 2005.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------

                                    WELLS FARGO           WELLS FARGO
                                     ADVANTAGE             ADVANTAGE
                                       EQUITY            INTERNATIONAL
                                    INCOME FUND            CORE FUND
                                  SUB-ACCOUNT (U)       SUB-ACCOUNT (V)
-------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                $4                 $289
 Net realized gain (loss) on
  security transactions                     165                  194
 Net realized gain on
  distributions                              --                2,085
 Net unrealized appreciation
  (depreciation) of
  investments during the year             5,734                3,481
                                     ----------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                              5,903                6,049
                                     ----------            ---------
UNIT TRANSACTIONS:
 Purchases                                1,800                3,199
 Net transfers                            9,529               (2,247)
 Surrenders for benefit
  payments and fees                          (6)              (1,000)
 Net annuity transactions                    --                   --
                                     ----------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      11,323                  (48)
                                     ----------            ---------
 Net increase (decrease) in
  net assets                             17,226                6,001
NET ASSETS:
 Beginning of year                      141,934               75,374
                                     ----------            ---------
 End of year                           $159,160              $81,375
                                     ==========            =========

(u) Formerly Wells Fargo Equity Income Fund Sub-Account. Change effective April 11, 2005.

(v) Formerly Wells Fargo International Equity Fund Sub-Account. Change effective April 11, 2005.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   WELLS FARGO           WELLS FARGO               STI
                                    ADVANTAGE             ADVANTAGE             CLASSIC VT
                                  LARGE COMPANY           SMALL CAP              CAPITAL
                                   GROWTH FUND           GROWTH FUND        APPRECIATION FUND
                                 SUB-ACCOUNT (W)       SUB-ACCOUNT (X)         SUB-ACCOUNT
------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(2,349)               $(319)               $(59,506)
 Net realized gain (loss) on
  security transactions                  1,125                  119                  19,668
 Net realized gain on
  distributions                             --                   --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            9,991                1,223                 (22,868)
                                    ----------            ---------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             8,767                1,023                 (62,706)
                                    ----------            ---------            ------------
UNIT TRANSACTIONS:
 Purchases                               2,750                  800                 636,055
 Net transfers                           6,722                 (645)                478,814
 Surrenders for benefit
  payments and fees                       (268)                (255)               (192,517)
 Net annuity transactions                   --                   --                      --
                                    ----------            ---------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      9,204                 (100)                922,352
                                    ----------            ---------            ------------
 Net increase (decrease) in
  net assets                            17,971                  923                 859,646
NET ASSETS:
 Beginning of year                     168,537               20,233               2,937,327
                                    ----------            ---------            ------------
 End of year                          $186,508              $21,156              $3,796,973
                                    ==========            =========            ============

                                        STI                                             STI
                                     CLASSIC VT                 STI                  CLASSIC VT
                                     LARGE CAP               CLASSIC VT              LARGE CAP
                                      RELATIVE                MID-CAP                  VALUE
                                     VALUE FUND             EQUITY FUND             EQUITY FUND
                                  SUB-ACCOUNT (Y)           SUB-ACCOUNT           SUB-ACCOUNT (Z)
-----------------------------  ----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(19,067)               $(18,056)                $(4,302)
 Net realized gain (loss) on
  security transactions                   19,677                  13,585                  44,710
 Net realized gain on
  distributions                               --                      --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            173,363                 168,326                  (3,270)
                                    ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             173,973                 163,855                  37,138
                                    ------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                               112,818                 141,440                  79,934
 Net transfers                           485,192                 320,581                (135,911)
 Surrenders for benefit
  payments and fees                      (94,149)                (97,420)                (99,578)
 Net annuity transactions                     --                      --                      --
                                    ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      503,861                 364,601                (155,555)
                                    ------------            ------------            ------------
 Net increase (decrease) in
  net assets                             677,834                 528,456                (118,417)
NET ASSETS:
 Beginning of year                     2,012,000               1,105,309               2,151,523
                                    ------------            ------------            ------------
 End of year                          $2,689,834              $1,633,765              $2,033,106
                                    ============            ============            ============

(w) Formerly Wells Fargo Large Company Growth Fund Sub-Account. Change effective April 11, 2005.

(x) Formerly Wells Fargo Small Cap Growth Fund Sub-Account. Change effective April 11, 2005.

(y) Formerly STI Classic VT Growth and Income Fund Sub-Account. Change effective December 8, 2005.

(z) Formerly STI Classic VT Value Income Stock Fund Sub-Account. Change effective December 8, 2005.

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

-------------------------------------------------------------------------------

1.     ORGANIZATION:

    Separate Account Two (the "Account") is a separate investment account within Hartford Life Insurance Company (the "Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contract owners of the Company in various mutual funds (the "Funds") as directed by the contract owners.

    The Account invests in the following sub-accounts (collectively, the "Sub-Accounts"): the American Century(R) VP Capital Appreciation Fund, AllianceBernstein International Value Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. Core Equity Fund, AIM V.I. High Yield Fund, AllianceBernstein VP Global Bond Portfolio, AllianceBernstein VP Growth and Income Portfolio, American Funds Growth Fund, BB&T Mid Cap Growth VIF, BB&T Capital Manager Equity VIF, BB&T Large Cap VIF, BB&T Large Cap Growth VIF, BB&T Special Opportunities Equity VIF, BB&T Total Return Bond VIF, Calvert Social Balanced Portfolio, Columbia Asset Allocation Fund VS, Columbia Small Company Growth Fund VS, Columbia Large Cap Value Fund VS, Evergreen VA Balanced Fund, Evergreen VA Growth Fund, Evergreen VA International Equity Fund, Evergreen VA Omega Fund, Evergreen VA Special Values Fund, Evergreen VA High Income Fund, Evergreen VA Fundamental Large Cap Fund, Fidelity(R) VIP Asset Manager(SM), Fidelity(R) VIP Growth, Fidelity(R) VIP Contrafund(R), Fidelity(R) VIP Overseas, Franklin Income Securities Fund, Fifth Third Balanced VIP Fund, Fifth Third Disciplined Value VIP Fund, Fifth Third Mid Cap VIP Fund, Fifth Third Quality Growth VIP Fund, Hartford Advisers HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford International Opportunities HLS Fund, Hartford Mid Cap HLS Fund, Hartford Mid Cap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, Hartford Value Opportunities HLS Fund, Hartford Equity Income HLS Fund, Huntington VA Income Equity Fund, Huntington VA Dividend Capture Fund, Huntington VA Growth Fund, Huntington VA Mid Corp America Fund, Huntington VA New Economy Fund, Huntington VA Rotating Markets Fund, Huntington VA International Equity Fund, Huntington VA Macro 100 Fund, Huntington VA Mortgage Securities Fund, Huntington VA Situs Small Cap Fund, BlackRock Global Growth V.I. Fund, BlackRock Large Cap Growth V. I. Fund, Van Kampen UIF U.S Real Estate Portfolio, Equity and Income, Mid Cap Growth, MTB Large Cap Growth Fund II, MTB Large Cap Value Fund II, MTB Managed Allocation Fund - Moderate Growth II, MTB Managed Allocation Fund - Aggressive Growth Fund II, Columbia Marsico International Opportunities Fund VS, Columbia High Yield Fund VS, Columbia Marsico Focused Equities Fund VS, Columbia Marsico Growth Fund VS, Columbia Marsico 21st Century Fund VS, Columbia Marsico Mid cap Growth Fund VS, Oppenheimer Global Securities Fund, Putnam Small Cap Value, PIMCO VIT Real Return, Pioneer Fund VCT Portfolio, Pioneer VCT Oak Ridge Large Cap Growth Portfolio, Pioneer VCT Value Portfolio, Pioneer Mid Cap Value VCT Portfolio, Jennison 20/20 Focus Portfolio, Jennison Portfolio, Prudential Value Portfolio, SP William Blair International Growth Portfolio, Royce Small-Cap Portfolio, Smith Barney Government Fund, Legg Mason Partners Appreciation Fund, Smith Barney Cash Portfolio, UBS Series Trust - U.S. Allocation Portfolio, Victory Variable Insurance Diversified Stock Fund, Comstock, Wells Fargo Advantage VT Asset Allocation Fund, Wells Fargo Advantage VT Total Return Bond Fund, Wells Fargo Advantage VT Equity Income Fund, Wells Fargo Advantage VT International Core Fund, Wells Fargo Advantage VT Large Company Growth Fund, Wells Fargo Advantage VT Small Cap Growth Fund, STI Classic VT Capital Appreciation Fund, STI Classic VT Large Cap Relative Value Fund, STI Classic VT Mid-Cap Equity Fund, and STI Classic VT Large Cap Value Equity Fund.

-------------------------------------------------------------------------------

2.     SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America:

       a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed on the basis of identified cost of the fund shares sold. Dividend and net realized gain on distributions income are accrued as of the ex-dividend date. Net realized gain on distributions income represents those dividends from the Funds which are characterized as capital gains under tax regulations.

       b) SECURITY VALUATION -- The investments in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 2006.

       c) UNIT TRANSACTIONS -- Unit transactions are executed based on the unit values calculated at the close of the business day.

       d) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

       e) USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

       f) MORTALITY RISK -- Net assets allocated to contracts in the annuity period are computed according to the 1983a Individual Annuitant Mortality Table and the Annuity 2000 Table. The Mortality Risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

3.     ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    Certain amounts are deducted from the contracts, as described below:

       a) MORTALITY AND EXPENSE RISK CHARGES -- The Company, as issuer of variable annuity contracts provides the mortality and expense undertakings and, with respect to the Account, receives a maximum annual fee of 0.90% of the Account's average daily net assets.

       b) TAX EXPENSE CHARGE -- If applicable, the Company will make deductions at a maximum rate of 3.5% of the contract's value to meet premium tax requirements. An additional tax charge based on a percentage of the contract's value may be assessed to partial withdrawals or surrenders. These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

       c) ANNUAL MAINTENANCE FEE -- An annual maintenance fee in the amount of $30 may be deducted from the contract's value each contract year. However, this fee is not applicable to contracts with values of $50,000 or more, as determined on the most recent contract anniversary. These charges are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

4.     PURCHASES AND SALES OF INVESTMENTS:

    The cost of purchases and proceeds from sales of investments for the year ended December 31, 2006 were as follows:

                                                 PURCHASES          PROCEEDS
SUB-ACCOUNT                                       AT COST          FROM SALES
--------------------------------------------------------------------------------
American Century(R) VP Capital Appreciation
 Fund                                               $1,612,295        $1,513,500
Alliance Bernstein International Value Fund          2,118,429           290,864
AIM V.I. Capital Appreciation Fund                     643,847         1,559,381
AIM V.I. Core Equity Fund                           16,168,317        19,738,314
AIM V.I. High Yield Fund                               831,789         2,113,162
Alliance Bernstein VP Global Bond Portfolio            534,503           431,648
AllianceBernstein VP Growth and Income
 Portfolio                                             505,720         1,116,778

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                 PURCHASES          PROCEEDS
SUB-ACCOUNT                                       AT COST          FROM SALES
--------------------------------------------------------------------------------
American Funds Growth Fund                            $127,226            $9,187
BB&T Mid Cap Growth VIF                              3,675,752         4,530,227
BB&T Capital Manager Equity VIF                      1,454,382         1,202,034
BB&T Large Cap VIF                                   4,060,876        14,328,587
BB&T Large Cap Growth VIF                              798,436         2,303,714
BB&T Special Opportunities Equity VIF                1,014,221         1,657,008
BB&T Total Return Bond VIF                             326,174           382,810
Calvert Social Balanced Portfolio                      382,634           797,937
Columbia Asset Allocation Fund VS                   10,966,975        10,641,225
Columbia Small Company Growth Fund VS               24,250,537        22,943,668
Columbia Large Cap Value Fund VS                    39,095,282        39,121,847
Evergreen VA Balanced Fund                           1,335,303         1,963,703
Evergreen VA Growth Fund                             1,089,526         3,314,023
Evergreen VA International Equity Fund               4,932,077         6,188,644
Evergreen VA Omega Fund                                300,355         2,168,799
Evergreen VA Special Values Fund                     8,042,596         4,080,303
Evergreen VA High Income Fund                           22,041            97,606
Evergreen VA Fundamental Large Cap Fund              1,213,131         5,212,738
Fidelity(R) VIP Asset Manager(SM)                      384,170           803,097
Fidelity(R) VIP Growth                                 548,887         2,497,101
Fidelity(R) VIP Contrafund(R)                        4,488,692         3,391,884
Fidelity(R) VIP Overseas                             1,377,384           977,386
Franklin Income Securities Fund                        624,481            67,582
Fifth Third Balanced VIP Fund                          109,532           285,861
Fifth Third Disciplined Value VIP Fund               1,024,880         2,160,400
Fifth Third Mid Cap VIP Fund                           828,821         2,397,504
Fifth Third Quality Growth VIP Fund                    733,409         2,019,001
First Horizon Capital Appreciation Portfolio           854,296         4,050,503
First Horizon Core Equity Portfolio                    649,159         9,725,306
Hartford Advisers HLS Fund                         294,968,108       672,656,272
Hartford Total Return Bond HLS Fund                139,648,123       217,220,844
Hartford Capital Appreciation HLS Fund             569,680,667       676,140,237
Hartford Dividend and Growth HLS Fund              229,354,314       279,908,821
Hartford Focus HLS Fund                              3,802,297         6,052,080
Hartford Global Advisers HLS Fund                   10,825,836        22,090,825
Hartford Global Communications HLS Fund              1,560,713         2,430,812
Hartford Global Financial Services HLS Fund            783,153         1,933,453
Hartford Global Health HLS Fund                     16,939,425        19,478,311
Hartford Global Leaders HLS Fund                    25,761,923        43,221,809
Hartford Global Technology HLS Fund                    157,587         5,978,451
Hartford Disciplined Equity HLS Fund                16,637,149        35,935,580
Hartford Growth HLS Fund                            32,087,741        37,526,608
Hartford Growth Opportunities HLS Fund              83,573,481        71,109,114
Hartford High Yield HLS Fund                        76,578,821        74,458,800
Hartford Index HLS Fund                             72,952,619       110,571,457
Hartford International Capital Appreciation
 HLS Fund                                           60,502,758        21,447,764
Hartford International Small Company HLS
 Fund                                               41,605,339        27,835,599
Hartford International Opportunities HLS
 Fund                                               97,305,143        60,003,813

-------------------------------------------------------------------------------

                                                 PURCHASES          PROCEEDS
SUB-ACCOUNT                                       AT COST          FROM SALES
--------------------------------------------------------------------------------
Hartford Mid Cap HLS Fund                          $90,329,017      $121,968,051
Hartford MidCap Value HLS Fund                      58,763,557        71,675,446
Hartford Money Market HLS Fund                     350,627,595       418,786,621
Hartford Mortgage Securities HLS Fund               25,265,703        48,154,088
Hartford Small Company HLS Fund                     64,680,056        72,822,159
Hartford SmallCap Growth HLS Fund                   50,899,973        53,338,877
Hartford Stock HLS Fund                            157,518,154       348,432,841
Hartford U.S. Government Securities HLS Fund        90,773,607       122,364,180
Hartford Value HLS Fund                             49,959,661        30,875,999
Hartford Value Opportunities HLS Fund               41,359,507        19,667,768
Hartford Equity Income HLS Fund                     54,202,201        19,062,023
Huntington VA Income Equity Fund                     2,375,593         4,294,357
Huntington VA Dividend Capture Fund                  3,042,876         4,577,281
Huntington VA Growth Fund                              842,840         2,386,484
Huntington VA Mid Corp America Fund                  1,231,048         2,753,398
Huntington VA New Economy Fund                         575,298           901,795
Huntington VA Rotating Markets Fund                    541,412           671,257
Huntington VA International Equity Fund              1,159,937           121,420
Huntington VA Macro 100 Fund                           532,344           549,640
Huntington VA Mortgage Securities Fund                 844,800            79,594
Huntington VA Situs Small Cap Fund                     980,261           703,788
BlackRock Global Growth V.I. Fund                       25,247             9,583
BlackRock Large Cap Growth V. I. Fund                      473            14,074
Van Kampen UIF U.S Real Estate Portfolio               740,409             9,336
Equity and Income                                      201,516            10,793
Mid Cap Growth                                         348,060            11,620
MTB Large Cap Growth Fund II                            46,007            25,569
MTB Large Cap Value Fund II                            104,072            45,253
MTB Managed Allocation Fund - Moderate
 Growth II                                             518,607           410,718
MTB Managed Allocation Fund - Aggressive
 Growth Fund II                                            490               114
Columbia Marsico International Opportunities
 Fund VS                                             5,260,686         6,399,000
Columbia High Yield Fund VS                          1,664,652         4,478,960
Columbia Marsico Focused Equities Fund VS            1,452,127        19,679,120
Columbia Marsico Growth Fund VS                      1,038,237        13,677,809
Columbia Marsico 21st Century Fund VS                3,583,135         2,938,104
Columbia Marsico Midcap Growth Fund VS               2,558,061         3,987,255
Oppenheimer Global Securities Fund                     377,424             7,087
Putnam Small Cap Value                                 282,027             4,190
PIMCO VIT Real Return                                  117,457            22,625
Pioneer Fund VCT Portfolio                           1,176,240        13,458,249
Pioneer VCT Oak Ridge Large Cap Growth
 Portfolio                                           1,346,673         3,229,418
Pioneer VCT Value Portfolio                          3,341,848        14,081,664
Pioneer Mid Cap Value VCT Portfolio                    126,824             1,033
Jennison 20/20 Focus Portfolio                         346,774            34,173
Jennison Portfolio                                      82,475            71,448
Prudential Value Portfolio                             116,831            88,473
SP William Blair International Growth
 Portfolio                                             242,192            54,983
Royce Small-Cap Portfolio                              424,548             9,186

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                 PURCHASES          PROCEEDS
SUB-ACCOUNT                                       AT COST          FROM SALES
--------------------------------------------------------------------------------
Smith Barney Government Fund                              $907            $1,918
Legg Mason Partners Appreciation Fund                   10,895             3,771
Smith Barney Cash Portfolio                             10,969            35,646
UBS Series Trust - U.S. Allocation
 Portfolio                                           1,550,421         4,541,108
Victory Variable Insurance Diversified Stock
 Fund                                                  125,024           281,363
Comstock                                               118,555               218
Wells Fargo Advantage VT Asset Allocation
 Fund                                                   17,599             5,105
Wells Fargo Advantage VT Total Return Bond
 Fund                                                   15,842            53,849
Wells Fargo Advantage VT Equity Income Fund              4,540            55,313
Wells Fargo Advantage VT International Core
 Fund                                                   93,055            11,893
Wells Fargo Advantage VT Large Company
 Growth Fund                                            20,896            37,565
Wells Fargo Advantage VT Small Cap Growth
 Fund                                                   24,894             4,214
STI Classic VT Capital Appreciation Fund               482,378           660,550
STI Classic VT Large Cap Relative Value Fund           420,050           668,142
STI Classic VT Mid-Cap Equity Fund                     305,514           390,678
STI Classic VT Large Cap Value Equity Fund             135,832           574,153
                                              ----------------  ----------------
                                                $2,988,720,691    $4,009,893,669
                                              ================  ================

5.     CHANGES IN UNITS OUTSTANDING:

    The changes in units outstanding for the year ended December 31, 2006 were as follows:

                                   UNITS          UNITS       NET INCREASE
SUB-ACCOUNT                       ISSUED        REDEEMED       (DECREASE)
--------------------------------------------------------------------------------
American Century(R) VP
 Capital Appreciation Fund         1,293,510      1,223,037          70,473
Alliance Bernstein
 International Value Fund            210,921         37,349         173,572
AIM V.I. Capital Appreciation
 Fund                                614,610      1,404,780        (790,170)
AIM V.I. Core Equity Fund         16,811,530     20,628,104      (3,816,574)
AIM V.I. High Yield Fund             419,169      2,055,112      (1,635,943)
Alliance Bernstein VPS Global
 Bond Portfolio                      417,015        342,989          74,026
AllianceBernstein VP Growth
 and Income Portfolio                165,790        832,027        (666,237)
American Funds Growth Fund            12,981            891          12,090
BB&T Mid Cap Growth VIF            1,630,272      2,875,293      (1,245,021)
BB&T Capital Manager Equity
 VIF                                 949,044        977,238         (28,194)
BB&T Large Cap VIF                 1,882,167      8,127,852      (6,245,685)
BB&T Large Cap Growth VIF            734,578      2,175,724      (1,441,146)
BB&T Special Opportunities
 Equity VIF                          418,240      1,126,378        (708,138)
BB&T Total Return Bond VIF           242,256        353,606        (111,350)
Calvert Social Balanced
 Portfolio                           102,041        265,582        (163,541)
Columbia Asset Allocation
 Fund VS                           8,645,064      1,303,413       7,341,651
Columbia Small Company Growth
 Fund VS                          15,135,039      1,846,731      13,288,308
Columbia Large Cap Value Fund
 VS                               26,390,761      2,751,389      23,639,372
Evergreen VA Balanced Fund         1,208,827      1,974,621        (765,794)
Evergreen VA Growth Fund             504,598      2,603,786      (2,099,188)
Evergreen VA International
 Equity Fund                       1,852,854      4,183,451      (2,330,597)
Evergreen VA Omega Fund              401,724      2,850,636      (2,448,912)
Evergreen VA Special Values
 Fund                              2,827,542      2,082,420         745,122
Evergreen VA High Income Fund          7,129         72,884         (65,755)
Evergreen VA Fundamental
 Large Cap Fund                      629,914      3,934,360      (3,304,446)

-------------------------------------------------------------------------------

                                              UNITS          UNITS       NET INCREASE
SUB-ACCOUNT                                  ISSUED        REDEEMED       (DECREASE)
-------------------------------------------------------------------------------------------
Fidelity(R) VIP Asset Manager(SM)               256,806        518,661        (261,855)
Fidelity(R) VIP Growth                          613,963      1,545,392        (931,429)
Fidelity(R) VIP Contrafund(R)                 1,018,873      1,354,511        (335,638)
Fidelity(R) VIP Overseas                        838,700        648,817         189,883
Franklin Income Securities Fund                  59,307          6,457          52,850
Fifth Third Balanced VIP Fund                    54,110        214,226        (160,116)
Fifth Third Disciplined Value VIP Fund          328,597      1,176,798        (848,201)
Fifth Third Mid Cap VIP Fund                    516,736      1,286,852        (770,116)
Fifth Third Quality Growth VIP Fund             957,111      2,509,359      (1,552,248)
Hartford Advisers HLS Fund                   11,382,118    195,195,652    (183,813,534)
Hartford Total Return Bond HLS Fund          47,981,188     90,373,407     (42,392,219)
Hartford Capital Appreciation HLS Fund        2,970,721    117,103,761    (114,133,040)
Hartford Dividend and Growth HLS Fund        32,104,790    104,375,988     (72,271,198)
Hartford Focus HLS Fund                       1,959,115      5,433,457      (3,474,342)
Hartford Global Advisers HLS Fund             3,039,085     12,549,344      (9,510,259)
Hartford Global Communications HLS Fund          98,375      2,085,351      (1,986,976)
Hartford Global Financial Services HLS
 Fund                                            44,326      1,380,860      (1,336,534)
Hartford Global Health HLS Fund                 424,476      9,068,406      (8,643,930)
Hartford Global Leaders HLS Fund              7,728,663     24,680,699     (16,952,036)
Hartford Global Technology HLS Fund             300,625     10,794,406     (10,493,781)
Hartford Disciplined Equity HLS Fund         13,566,893     27,928,974     (14,362,081)
Hartford Growth HLS Fund                     19,290,743     27,853,796      (8,563,053)
Hartford Growth Opportunities HLS Fund       43,103,595     46,876,663      (3,773,068)
Hartford High Yield HLS Fund                 37,170,927     55,401,152     (18,230,225)
Hartford Index HLS Fund                       5,943,038     35,225,436     (29,282,398)
Hartford International Capital
 Appreciation HLS Fund                       30,206,322     14,174,716      16,031,606
Hartford International Small Company HLS
 Fund                                        14,503,942     13,579,388         924,554
Hartford International Opportunities HLS
 Fund                                        33,311,769     34,416,258      (1,104,489)
Hartford Mid Cap HLS Fund                     4,455,728     31,274,757     (26,819,029)
Hartford MidCap Value HLS Fund                7,982,904     41,202,442     (33,219,538)
Hartford Money Market HLS Fund              206,565,093    240,228,800     (33,663,707)
Hartford Mortgage Securities HLS Fund         2,853,684     21,067,593     (18,213,909)
Hartford Small Company HLS Fund              10,336,138     34,503,317     (24,167,179)
Hartford SmallCap Growth HLS Fund            27,442,544     36,346,079      (8,903,535)
Hartford Stock HLS Fund                      19,990,447     90,079,362     (70,088,915)
Hartford U.S. Government Securities HLS
 Fund                                        90,558,275    123,628,341     (33,070,066)
Hartford Value HLS Fund                      37,729,254     24,889,174      12,840,080
Hartford Value Opportunities HLS Fund        17,899,229     12,825,600       5,073,629
Hartford Equity Income HLS Fund              40,621,232     14,773,826      25,847,406
Huntington VA Income Equity Fund                801,621      2,969,461      (2,167,840)
Huntington VA Dividend Capture Fund             860,462      2,748,065      (1,887,603)
Huntington VA Growth Fund                       714,572      2,402,408      (1,687,836)
Huntington VA Mid Corp America Fund             574,264      1,543,407        (969,143)
Huntington VA New Economy Fund                  263,232        462,614        (199,382)
Huntington VA Rotating Markets Fund             182,209        418,608        (236,399)
Huntington VA International Equity Fund         798,832         76,697         722,135
Huntington VA Macro 100 Fund                    430,338        450,319         (19,981)
Huntington VA Mortgage Securities Fund          781,629         69,167         712,462

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                              UNITS          UNITS       NET INCREASE
SUB-ACCOUNT                                  ISSUED        REDEEMED       (DECREASE)
-------------------------------------------------------------------------------------------
Huntington VA Situs Small Cap Fund              712,169        506,039         206,130
BlackRock Global Growth V.I. Fund                17,782          6,344          11,438
BlackRock Large Cap Growth V. I. Fund                21         12,667         (12,646)
Van Kampen UIF U.S Real Estate Portfolio         64,315            842          63,473
Equity and Income                                19,628            998          18,630
Mid Cap Growth                                   35,041          1,088          33,953
MTB Large Cap Growth Fund II                     35,229         15,242          19,987
MTB Large Cap Value Fund II                      32,153         28,716           3,437
MTB Managed Allocation Fund - Moderate
 Growth II                                      192,803        326,396        (133,593)
MTB Managed Allocation Fund - Aggressive
 Growth Fund II                                      --              1              (1)
Columbia Marsico International
 Opportunities Fund VS                        2,090,570      3,130,646      (1,040,076)
Columbia High Yield Fund VS                     617,386      2,795,001      (2,177,615)
Columbia Marsico Focused Equities Fund
 VS                                           1,046,182     11,078,956     (10,032,774)
Columbia Marsico Growth Fund VS                 709,686      8,088,734      (7,379,048)
Columbia Marsico 21st Century Fund VS         2,866,186      2,511,962         354,224
Columbia Marsico Midcap Growth Fund VS        1,756,030      4,239,840      (2,483,810)
Oppenheimer Global Securities Fund               38,639            732          37,907
Putnam Small Cap Value                           28,325            454          27,871
PIMCO VIT Real Return                            11,151          2,174           8,977
Pioneer Fund VCT Portfolio                      672,048     11,840,197     (11,168,149)
Pioneer VCT Oak Ridge Large Cap Growth
 Portfolio                                    1,177,366      2,995,731      (1,818,365)
Pioneer VCT Value Portfolio                     460,603     12,782,095     (12,321,492)
Pioneer Mid Cap Value VCT Portfolio              12,622            115          12,507
Jennison 20/20 Focus Portfolio                  225,096         16,854         208,242
Jennison Portfolio                              130,387         78,662          51,725
Prudential Value Portfolio                       56,181         57,104            (923)
SP William Blair International Growth
 Portfolio                                      205,419         45,977         159,442
Royce Small-Cap Portfolio                        43,031            884          42,147
Smith Barney Government Fund                         --            565            (565)
Legg Mason Partners Appreciation Fund                --            140            (140)
Smith Barney Cash Portfolio                          --          9,783          (9,783)
UBS Series Trust - U.S. Allocation
 Portfolio                                      994,942      3,884,921      (2,889,979)
Victory Variable Insurance Diversified
 Stock Fund                                       5,291         22,929         (17,638)
Comstock                                         12,905          1,752          11,153
Wells Fargo Advantage VT Asset
 Allocation Fund                                  5,808             40           5,768
Wells Fargo Advantage VT Total Return
 Bond Fund                                       10,109         45,947         (35,838)
Wells Fargo Advantage VT Equity Income
 Fund                                             2,430         44,480         (42,050)
Wells Fargo Advantage VT International
 Core Fund                                       66,814          7,230          59,584
Wells Fargo Advantage VT Large Company
 Growth Fund                                     22,048         35,586         (13,538)
Wells Fargo Advantage VT Small Cap
 Growth Fund                                     19,524          2,791          16,733
STI Classic VT Capital Appreciation Fund        118,538        388,852        (270,314)
STI Classic VT Large Cap Relative Value
 Fund                                            65,082        356,412        (291,330)
STI Classic VT Mid-Cap Equity Fund               89,458        198,008        (108,550)
STI Classic VT Large Cap Value Equity
 Fund                                            32,491        315,187        (282,696)

-------------------------------------------------------------------------------

The changes in units outstanding for the year ended December 31, 2005 were as follows:

                                               UNITS            UNITS        NET INCREASE
SUB-ACCOUNT                                   ISSUED          REDEEMED        (DECREASE)
-----------------------------------------------------------------------------------------------
American Century(R) VP Capital
 Appreciation Fund                                971,433          566,385         405,048
AIM V.I. Capital Appreciation Fund                351,454        1,634,513      (1,283,059)
AIM V.I. High Yield Fund                          826,798        1,297,324        (470,526)
AIM V.I. Premier Equity Fund                      181,602        5,197,245      (5,015,643)
AllianceBernstein VP Global Bond
 Portfolio                                        472,210          328,752         143,458
AllianceBernstein VP Growth and Income
 Portfolio                                        570,447          393,345         177,102
BB&T Mid Cap Growth VIF                         2,811,410        1,699,110       1,112,300
BB&T Capital Manager Equity VIF                 1,955,147        1,030,952         924,195
BB&T Large Cap Value VIF                        3,262,974        6,849,619      (3,586,645)
BB&T Large Company Growth VIF                   2,022,563        1,406,653         615,910
BB&T Special Opportunities Equity VIF           5,725,413        1,049,392       4,676,021
BB&T Total Return Bond VIF                      1,491,873          149,123       1,342,750
Calvert Social Balanced Portfolio                 201,067          224,907         (23,840)
Evergreen VA Balanced Fund                        930,177        2,243,841      (1,313,664)
Evergreen VA Growth Fund                        3,124,032        2,053,564       1,070,468
Evergreen VA International Equity Fund          6,611,450        3,572,321       3,039,129
Evergreen VA Omega Fund                           856,360        3,025,449      (2,169,089)
Evergreen VA Special Values Fund                4,699,214        1,079,003       3,620,211
Evergreen VA High Income Fund                      17,351           20,124          (2,773)
Evergreen VA Fundamental Large Cap Fund         3,065,845        3,518,962        (453,117)
Fidelity(R) VIP Asset ManagerSM                   266,208          635,510        (369,302)
Fidelity(R) VIP Growth                            672,665        2,149,145      (1,476,480)
Fidelity(R) VIP Contrafund(R)                   1,415,048        1,510,128         (95,080)
Fidelity(R) VIP Overseas                        1,570,101        1,686,446        (116,345)
Fifth Third Balanced VIP Fund                     159,175          136,473          22,702
Fifth Third Disciplined Value VIP Fund          1,563,219          862,485         700,734
Fifth Third Mid Cap VIP Fund                    1,710,555        1,313,954         396,601
Fifth Third Quality Growth VIP Fund             2,919,407        3,231,802        (312,395)
First Horizon Capital Appreciation
 Portfolio                                        358,055          535,457        (177,402)
First Horizon Core Equity Portfolio               413,338        4,268,416      (3,855,078)
Hartford Advisers HLS Fund                     47,691,366      201,013,072    (153,321,706)
Hartford Total Return Bond HLS Fund           292,610,811      278,144,406      14,466,405
Hartford Capital Appreciation HLS Fund         46,361,732      107,610,429     (61,248,697)
Hartford Dividend and Growth HLS Fund         179,014,443      142,160,161      36,854,282
Hartford Focus HLS Fund                         3,831,840        4,633,961        (802,121)
Hartford Global Advisers HLS Fund               9,452,787       12,405,866      (2,953,079)
Hartford Global Communications HLS Fund            89,068        1,759,123      (1,670,055)
Hartford Global Financial Services HLS
 Fund                                             265,770        1,658,093      (1,392,323)
Hartford Global Health HLS Fund                   661,625       10,592,110      (9,930,485)
Hartford Global Leaders HLS Fund               26,819,947       35,402,793      (8,582,846)
Hartford Global Technology HLS Fund               545,574       17,482,915     (16,937,341)
Hartford Disciplined Equity HLS Fund           93,952,035       62,000,740      31,951,295
Hartford Growth HLS Fund                       99,746,748       82,682,382      17,064,366
Hartford Growth Opportunities HLS Fund        156,849,758      121,186,362      35,663,396
Hartford High Yield HLS Fund                  758,000,632      803,948,153     (45,947,521)
Hartford Index HLS Fund                        50,886,360       65,249,198     (14,362,838)
Hartford International Capital
 Appreciation HLS Fund                         52,688,594       14,923,886      37,764,708

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                               UNITS            UNITS        NET INCREASE
SUB-ACCOUNT                                   ISSUED          REDEEMED        (DECREASE)
-----------------------------------------------------------------------------------------------
Hartford International Small Company HLS
 Fund                                          29,711,330        7,796,896      21,914,434
Hartford International Opportunities HLS
 Fund                                          58,910,365       27,580,383      31,329,982
Hartford MidCap HLS Fund                       67,426,767       90,947,362     (23,520,595)
Hartford MidCap Value HLS Fund                170,875,814      198,714,035     (27,838,221)
Hartford Money Market HLS Fund              1,662,618,937    1,643,733,057      18,885,880
Hartford Mortgage Securities HLS Fund          22,215,147       34,949,807     (12,734,660)
Hartford Small Company HLS Fund               166,821,968      196,221,149     (29,399,181)
Hartford SmallCap Growth HLS Fund             301,910,875      272,978,278      28,932,597
Hartford Stock HLS Fund                        72,350,180       92,530,991     (20,180,811)
Hartford U.S. Government Securities HLS
 Fund                                         568,457,747      562,133,914       6,323,833
Hartford Value HLS Fund                       124,438,804      118,231,242       6,207,562
Hartford Value Opportunities HLS Fund         132,389,531      100,674,076      31,715,455
Hartford Equity Income HLS Fund                40,492,293       18,396,771      22,095,522
Huntington VA Income Equity Fund                1,681,502        2,521,624        (840,122)
Huntington VA Dividend Capture Fund             3,344,817        1,658,151       1,686,666
Huntington VA Growth Fund                       1,441,817        1,667,891        (226,074)
Huntington VA Mid Corp America Fund             1,457,280          892,471         564,809
Huntington VA New Economy Fund                  1,003,115          356,088         647,027
Huntington VA Rotating Markets Fund               280,195          432,594        (152,399)
Huntington VA International Equity Fund           160,478              430         160,048
Huntington VA Macro 100 Fund                    2,191,469          183,922       2,007,547
Huntington VA Mortgage Securities Fund            286,740           13,211         273,529
Huntington VA Situs Small Cap Fund              1,743,701          108,999       1,634,702
Mercury Global Growth V.I. Fund                    30,006            3,551          26,455
Mercury Large Cap Growth V.I. Fund                 51,384            3,289          48,095
MTB Large Cap Growth Fund II                      642,325           93,620         548,705
MTB Large Cap Value Fund II                       514,045           77,218         436,827
MTB Managed Allocation Fund - Moderate
 Growth II                                      1,312,840          126,451       1,186,389
MTB Managed Allocation Fund - Aggressive
 Growth II                                            841               --             841
Nations Marsico International
 Opportunities Portfolio                        4,179,482        2,490,893       1,688,589
Nations High Yield Bond Portfolio               1,564,659        3,260,721      (1,696,062)
Nations International Value Portfolio                  --        8,549,051      (8,549,051)
Nations Marsico Focused Equities
 Portfolio                                      1,305,662       11,561,985     (10,256,323)
Nations Asset Allocation Portfolio                771,681        1,828,905      (1,057,224)
Nations Marsico Growth Portfolio                1,584,902        6,944,495      (5,359,593)
Nations Marsico 21st Century Portfolio          3,576,336        2,233,781       1,342,555
Nations Midcap Growth Portfolio                 4,168,335        3,090,291       1,078,044
Nations Small Company Portfolio                 2,005,657        1,714,152         291,505
Nations Value Portfolio                         2,791,572        3,552,533        (760,961)
Pioneer Fund VCT Portfolio                     53,437,208        2,847,514      50,589,694
Pioneer Oak Ridge Large Cap Growth VCT
 Portfolio                                     14,866,762          549,069      14,317,693
Pioneer Value VCT Portfolio                    57,922,902        2,144,752      55,778,150
Jennison 20/20 Focus Portfolio                    141,063           74,632          66,431
Jennison Portfolio                                 71,633          295,882        (224,249)
Prudential Value Portfolio                        216,768           31,564         185,204
SP William Blair International Growth
 Portfolio                                         29,509           31,092          (1,583)
Smith Barney Government Fund                           --              589            (589)
Smith Barney Appreciation Fund                         --              157            (157)

-------------------------------------------------------------------------------

                                               UNITS            UNITS        NET INCREASE
SUB-ACCOUNT                                   ISSUED          REDEEMED        (DECREASE)
-----------------------------------------------------------------------------------------------
Smith Barney Cash Portfolio                            --            1,539          (1,539)
UBS Series Trust - U.S. Allocation
 Portfolio                                        302,692        3,615,679      (3,312,987)
Victory Variable Insurance Diversified
 Stock Fund                                         7,530           15,547          (8,017)
Wells Fargo Advantage Asset Allocation
 Fund                                              34,488              104          34,384
Wells Fargo Advantage Total Return Bond
 Fund                                              18,172            1,542          16,630
Wells Fargo Advantage Equity Income Fund           13,927            4,174           9,753
Wells Fargo Advantage International Core
 Fund                                               4,924            4,929              (5)
Wells Fargo Advantage Large Company
 Growth Fund                                       22,580           12,246          10,334
Wells Fargo Advantage Small Cap Growth
 Fund                                               1,695            1,699              (4)
STI Classic VT Capital Appreciation Fund          635,410          405,464         229,946
STI Classic VT Large Cap Relative Value
 Fund                                             384,524          159,975         224,549
STI Classic VT Mid-Cap Equity Fund                228,165          100,567         127,598
STI Classic VT Large Cap Value Equity
 Fund                                             105,563          246,628        (141,065)

6.     FINANCIAL HIGHLIGHTS:

    The following is a summary of units owned by participants, unit fair value, contract owners' equity, expense ratios and total return showing the minimum and maximum contract charges for which a series of each Sub-Account had issued or outstanding during the reporting period.

                                                                 UNIT            CONTRACT
SUB-ACCOUNT                                   UNITS          FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY(R) VP CAPITAL
 APPRECIATION FUND
 2006  Lowest contract charges                      90,274       $1.686113             $152,212
    Highest contract charges                       448,225        1.658885              743,553
    Remaining contract charges                   2,512,544              --            4,085,960
 2005  Lowest contract charges                     101,611        1.448536              147,187
    Highest contract charges                       349,120        1.432998              500,288
    Remaining contract charges                   2,529,839              --            3,547,756
 2004  Lowest contract charges                      69,467        1.195042               83,016
    Highest contract charges                       344,090        1.188741              409,034
    Remaining contract charges                   2,161,965              --            2,513,972
 2003  Lowest contract charges                     452,502        1.118606              506,172
    Highest contract charges                     2,616,752        1.084906            2,838,930
    Remaining contract charges                          --              --                   --
 2002  Lowest contract charges                     109,764        0.935019              102,631
    Highest contract charges                     2,578,750        0.911849            2,351,431
    Remaining contract charges                          --              --                   --
ALLIANCEBERNSTEIN INTERNATIONAL VALUE
 FUND
 2006  Lowest contract charges                     173,572       11.769020            2,042,768
    Highest contract charges                            --              --                   --
    Remaining contract charges                          --              --                   --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
AMERICAN CENTURY(R) VP CAPITAL
 APPRECIATION FUND
 2006  Lowest contract charges                0.70%                --              16.40%
    Highest contract charges                  1.25%                --              15.76%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.70%                --              21.21%
    Highest contract charges                  1.25%                --              20.55%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.73%                --               6.83%
    Highest contract charges                  1.24%                --               3.25%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.73%                --              19.64%
    Highest contract charges                  1.25%                --              18.98%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.71%                --             (21.75)%
    Highest contract charges                  1.25%                --             (22.18)%
    Remaining contract charges                  --                 --                 --
ALLIANCEBERNSTEIN INTERNATIONAL VALUE
 FUND
 2006  Lowest contract charges                0.90%              0.13%             17.20%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                                 UNIT            CONTRACT
SUB-ACCOUNT                                   UNITS          FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND
 2006  Lowest contract charges                   4,725,630       $1.093620           $5,168,044
    Highest contract charges                        64,642        0.952215               61,552
    Remaining contract charges                   1,574,085              --            1,695,167
 2005  Lowest contract charges                   5,345,357        1.041752            5,568,537
    Highest contract charges                        63,542        0.912509               57,983
    Remaining contract charges                   1,745,628              --            1,795,453
 2004  Lowest contract charges                   6,332,460        0.969208            6,137,469
    Highest contract charges                        25,318        0.854079               21,624
    Remaining contract charges                   2,079,808              --            1,993,610
 2003  Lowest contract charges                   7,270,716        0.920414            6,692,069
    Highest contract charges                       188,162        0.906368              170,544
    Remaining contract charges                   2,174,323              --            1,983,986
 2002  Lowest contract charges                   9,360,063        0.719565            6,735,174
    Highest contract charges                        88,089        0.712140               62,732
    Remaining contract charges                   1,910,251              --            1,366,912
AIM V.I. CORE EQUITY FUND
 2006  Lowest contract charges                  10,620,124        1.029777           10,936,359
    Highest contract charges                         9,738        0.992365                9,664
    Remaining contract charges                   3,130,394              --            3,175,150
AIM V.I. HIGH YIELD FUND
 2006  Lowest contract charges                   3,348,187        1.062502            3,557,456
    Highest contract charges                        10,162        1.020226               10,367
    Remaining contract charges                   1,276,045              --            1,352,309
 2005  Lowest contract charges                   4,988,764        0.971542            4,846,794
    Highest contract charges                        10,933        0.939908               10,276
    Remaining contract charges                   1,270,640              --            1,224,484
 2004  Lowest contract charges                   5,263,359        0.957756            5,041,016
    Highest contract charges                        11,738        0.933538               10,958
    Remaining contract charges                   1,465,766              --            1,392,965
 2003  Lowest contract charges                   5,861,434        0.871738            5,109,635
    Highest contract charges                        12,513        0.856094               10,712
    Remaining contract charges                   1,522,069              --            1,315,136
 2002  Lowest contract charges                   6,972,227        0.689391            4,806,590
    Highest contract charges                        53,422        0.682312               36,450
    Remaining contract charges                   1,427,191              --              978,321

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND
 2006  Lowest contract charges                1.25%              0.06%              4.98%
    Highest contract charges                  1.85%              0.06%              4.35%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.25%              0.06%              7.49%
    Highest contract charges                  1.84%              0.07%              6.84%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.25%                --               5.30%
    Highest contract charges                  1.83%                --               4.67%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.25%                --              27.91%
    Highest contract charges                  1.74%                --              27.27%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.26%                --             (25.30)%
    Highest contract charges                  1.17%                --             (20.48)%
    Remaining contract charges                  --                 --                 --
AIM V.I. CORE EQUITY FUND
 2006  Lowest contract charges                0.85%              0.54%              8.38%
    Highest contract charges                  1.29%              0.58%              7.91%
    Remaining contract charges                  --                 --                 --
AIM V.I. HIGH YIELD FUND
 2006  Lowest contract charges                1.25%              7.30%              9.36%
    Highest contract charges                  2.00%              8.48%              8.55%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.25%              8.54%              1.44%
    Highest contract charges                  1.99%              8.66%              0.68%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.25%              2.94%              9.87%
    Highest contract charges                  1.99%              2.95%              9.05%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.25%              6.95%             26.45%
    Highest contract charges                  1.27%             30.96%             13.61%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.25%                --              (7.01)%
    Highest contract charges                  1.11%                --              (6.59)%
    Remaining contract charges                  --                 --                 --

-------------------------------------------------------------------------------

                                                                 UNIT            CONTRACT
SUB-ACCOUNT                                   UNITS          FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP GLOBAL BOND
 PORTFOLIO
 2006  Lowest contract charges                      31,298       $1.227315              $38,412
    Highest contract charges                         2,887        1.158011                3,343
    Remaining contract charges                   1,672,879              --            2,023,558
 2005  Lowest contract charges                      38,204        1.186422               45,326
    Highest contract charges                        21,281        1.136920               24,195
    Remaining contract charges                   1,573,553              --            1,844,881
 2004  Lowest contract charges                      10,798        1.302509               14,066
    Highest contract charges                        20,742        1.258821               26,111
    Remaining contract charges                   1,458,040              --            1,877,763
 2003  Lowest contract charges                         360        1.205094                  434
    Highest contract charges                         9,291        1.177112               10,937
    Remaining contract charges                   1,156,529              --            1,384,065
 2002  Lowest contract charges                   1,057,195        1.078367            1,140,044
    Highest contract charges                         4,955        1.060382                5,254
    Remaining contract charges                     208,041              --              217,114
ALLIANCEBERNSTEIN VP GROWTH AND INCOME
 PORTFOLIO
 2006  Lowest contract charges                      76,611        1.431509              109,669
    Highest contract charges                        14,232        1.360165               19,358
    Remaining contract charges                   3,211,764              --            4,511,624
 2005  Lowest contract charges                      80,405        1.237832               99,528
    Highest contract charges                        14,732        1.186183               17,475
    Remaining contract charges                   3,873,707              --            4,706,615
 2004  Lowest contract charges                      54,909        1.197124               65,735
    Highest contract charges                        15,219        1.156961               17,607
    Remaining contract charges                   3,721,614              --            4,385,159
 2003  Lowest contract charges                       9,774        1.088789               10,642
    Highest contract charges                       165,416        0.956562              158,231
    Remaining contract charges                   2,991,687              --            3,243,992
 2002  Lowest contract charges                   3,250,351        0.833485            2,709,119
    Highest contract charges                        14,828        0.735319               10,903
    Remaining contract charges                      73,785              --               56,966
AMERICAN FUNDS GROWTH FUND
 2006  Lowest contract charges                      12,090       10.480791              126,712
    Highest contract charges                            --              --                   --
    Remaining contract charges                          --              --                   --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
ALLIANCEBERNSTEIN VP GLOBAL BOND
 PORTFOLIO
 2006  Lowest contract charges                1.15%              1.39%              3.45%
    Highest contract charges                  2.13%              1.93%              2.42%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.14%              9.36%             (8.91)%
    Highest contract charges                  2.00%              8.86%             (9.68)%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.09%              0.79%              8.08%
    Highest contract charges                  1.94%                --               7.17%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.68%                --               7.91%
    Highest contract charges                  1.85%              5.12%             11.01%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.25%              0.78%             15.14%
    Highest contract charges                  1.82%                --              14.46%
    Remaining contract charges                  --                 --                 --
ALLIANCEBERNSTEIN VP GROWTH AND INCOME
 PORTFOLIO
 2006  Lowest contract charges                1.15%              1.19%             15.65%
    Highest contract charges                  2.00%              1.15%             14.67%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.14%              1.20%              3.40%
    Highest contract charges                  2.00%              1.26%              2.53%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.13%              0.65%              9.95%
    Highest contract charges                  1.95%                --               9.02%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.77%                --              23.18%
    Highest contract charges                  1.59%              0.87%             30.09%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.25%              0.55%            (23.23)%
    Highest contract charges                  1.32%                --             (23.50)%
    Remaining contract charges                  --                 --                 --
AMERICAN FUNDS GROWTH FUND
 2006  Lowest contract charges                0.90%              1.08%              4.75%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                                 UNIT            CONTRACT
SUB-ACCOUNT                                   UNITS          FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
BB&T MID CAP GROWTH VIF
 2006  Lowest contract charges                   1,964,026       $1.521650           $2,988,559
    Highest contract charges                        31,024        1.664020               51,623
    Remaining contract charges                   9,791,128              --           14,847,566
 2005  Lowest contract charges                   1,894,083        1.490627            2,823,371
    Highest contract charges                        32,480        1.644827               53,424
    Remaining contract charges                  11,104,636              --           16,539,223
 2004  Lowest contract charges                   1,876,636        1.318301            2,473,973
    Highest contract charges                        34,008        1.467816               49,918
    Remaining contract charges                  10,008,255              --           13,193,940
 2003  Lowest contract charges                     801,388        1.137892              911,893
    Highest contract charges                        21,337        1.122780               23,957
    Remaining contract charges                   8,134,861              --            9,218,334
 2002  Lowest contract charges                   1,127,646        0.843117              950,737
    Highest contract charges                         2,989        0.838321                2,506
    Remaining contract charges                     660,508              --              554,806
BB&T CAPITAL MANAGER EQUITY VIF
 2006  Lowest contract charges                   2,155,237        1.173652            2,529,499
    Highest contract charges                        27,263        1.617024               44,085
    Remaining contract charges                   7,189,146              --            8,541,622
 2005  Lowest contract charges                   2,141,650        1.025898            2,197,114
    Highest contract charges                        28,482        1.426229               40,622
    Remaining contract charges                   7,229,708              --            7,537,158
 2004  Lowest contract charges                   1,541,663        0.971988            1,498,476
    Highest contract charges                        30,207        1.363497               41,187
    Remaining contract charges                   6,903,775              --            6,812,501
 2003  Lowest contract charges                     530,957        0.878589              466,493
    Highest contract charges                         4,201        1.244014                5,225
    Remaining contract charges                   5,520,134              --            4,833,313
 2002  Lowest contract charges                   2,697,569        0.708537            1,911,327
    Highest contract charges                         1,373        1.011459                1,389
    Remaining contract charges                   1,160,958              --              818,342
BB&T LARGE CAP VIF
 2006  Lowest contract charges                   2,664,998        1.841882            4,908,613
    Highest contract charges                        61,354        1.726385              105,921
    Remaining contract charges                  43,989,414              --           80,047,014
 2005  Lowest contract charges                   2,351,428        1.536222            3,612,316
    Highest contract charges                        48,092        1.455089               69,979
    Remaining contract charges                  50,561,931              --           76,949,445
 2004  Lowest contract charges                   1,916,169        1.453613            2,785,369
    Highest contract charges                        29,919        1.391372               41,628
    Remaining contract charges                  54,602,008              --           78,840,621
 2003  Lowest contract charges                     687,732        1.299239              893,528
    Highest contract charges                         5,176        1.258714                6,515
    Remaining contract charges                  52,182,243              --           67,551,187
 2002  Lowest contract charges                  36,695,691        1.063489           39,025,463
    Highest contract charges                           903        1.039115                  938
    Remaining contract charges                   4,527,981              --            4,781,911

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
BB&T MID CAP GROWTH VIF
 2006  Lowest contract charges                1.15%              0.42%              2.08%
    Highest contract charges                  2.05%              0.43%              1.17%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.15%                --              13.07%
    Highest contract charges                  2.04%                --              12.06%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.15%                --              15.86%
    Highest contract charges                  2.04%                --              14.82%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.76%                --              32.58%
    Highest contract charges                  1.94%                --              33.93%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.24%                --             (21.00)%
    Highest contract charges                  0.81%                --              (8.51)%
    Remaining contract charges                  --                 --                 --
BB&T CAPITAL MANAGER EQUITY VIF
 2006  Lowest contract charges                1.15%              1.08%             14.40%
    Highest contract charges                  2.05%              1.08%             13.38%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.14%              1.60%              5.55%
    Highest contract charges                  2.04%              1.46%              4.60%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.14%              0.93%             10.63%
    Highest contract charges                  2.04%              0.82%              9.64%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.76%              0.69%             21.80%
    Highest contract charges                  1.99%              0.42%             22.99%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.25%              0.16%            (22.26)%
    Highest contract charges                  0.54%              0.50%              1.15%
    Remaining contract charges                  --                 --                 --
BB&T LARGE CAP VIF
 2006  Lowest contract charges                1.15%              1.34%             19.90%
    Highest contract charges                  2.20%              1.41%             18.65%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.15%              1.98%              5.68%
    Highest contract charges                  2.19%              2.09%              4.58%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.15%              2.00%             11.88%
    Highest contract charges                  2.17%              2.50%             10.72%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.76%              1.71%             20.31%
    Highest contract charges                  1.33%              2.12%             19.58%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.25%              1.56%            (20.64)%
    Highest contract charges                  0.55%              1.56%              3.91%
    Remaining contract charges                  --                 --                 --

-------------------------------------------------------------------------------

                                                                 UNIT            CONTRACT
SUB-ACCOUNT                                   UNITS          FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
BB&T LARGE CAP GROWTH VIF
 2006  Lowest contract charges                   1,573,530       $1.015450           $1,597,841
    Highest contract charges                        13,432        1.297363               17,429
    Remaining contract charges                   7,940,442              --            8,249,216
 2005  Lowest contract charges                   1,601,040        0.986857            1,579,997
    Highest contract charges                        12,871        1.274143               16,400
    Remaining contract charges                   9,354,639              --            9,435,673
 2004  Lowest contract charges                   1,165,479        0.979816            1,141,954
    Highest contract charges                        12,700        1.278399               16,235
    Remaining contract charges                   9,174,461              --            9,147,329
 2003  Lowest contract charges                     456,061        0.938343              427,942
    Highest contract charges                         1,950        0.925870                1,805
    Remaining contract charges                   7,220,347              --            6,747,330
 2002  Lowest contract charges                   1,203,969        0.741673              892,951
    Highest contract charges                         5,032        0.737908                3,713
    Remaining contract charges                     355,370              --              262,551
BB&T SPECIAL OPPORTUNITIES EQUITY VIF
 2006  Lowest contract charges                   2,657,128        1.567011            4,163,749
    Highest contract charges                        66,704        1.527542              101,895
    Remaining contract charges                   3,723,419              --            5,772,682
 2005  Lowest contract charges                   3,167,861        1.271051            4,026,513
    Highest contract charges                        51,215        1.252108               64,127
    Remaining contract charges                   3,936,313              --            4,971,728
 2004  Lowest contract charges                   1,146,976        1.209632            1,387,421
    Highest contract charges                        17,108        1.204174               20,601
    Remaining contract charges                   1,315,284              --            1,587,650
BB&T TOTAL RETURN BOND VIF
 2006  Lowest contract charges                     981,148        1.048296            1,028,534
    Highest contract charges                       122,645        1.028105              126,092
    Remaining contract charges                     601,271              --              623,359
 2005  Lowest contract charges                     991,885        1.024796            1,016,480
    Highest contract charges                       185,294        1.013127              187,727
    Remaining contract charges                     639,235              --              650,796
 2004  Lowest contract charges                     198,559        1.013539              201,247
    Highest contract charges                        98,811        1.010047               99,804
    Remaining contract charges                     176,294              --              178,407

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
BB&T LARGE CAP GROWTH VIF
 2006  Lowest contract charges                1.15%              0.49%              2.90%
    Highest contract charges                  2.20%              0.48%              1.82%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.15%              0.41%              0.72%
    Highest contract charges                  2.19%              0.40%             (0.33)%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.15%              0.60%              4.42%
    Highest contract charges                  2.18%              1.26%              3.33%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.76%                --              21.09%
    Highest contract charges                  1.92%                --              25.55%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.24%                --             (31.34)%
    Highest contract charges                  0.71%                --              (4.92)%
    Remaining contract charges                  --                 --                 --
BB&T SPECIAL OPPORTUNITIES EQUITY VIF
 2006  Lowest contract charges                1.15%              0.05%             23.29%
    Highest contract charges                  2.20%              0.06%             22.00%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.14%                --               5.08%
    Highest contract charges                  2.18%                --               3.98%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.49%                --              20.96%
    Highest contract charges                  0.94%                --              20.42%
    Remaining contract charges                  --                 --                 --
BB&T TOTAL RETURN BOND VIF
 2006  Lowest contract charges                1.15%              4.32%              2.29%
    Highest contract charges                  1.95%              4.31%              1.48%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.14%              4.18%              1.11%
    Highest contract charges                  1.93%              3.95%              0.31%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.46%              1.08%              1.35%
    Highest contract charges                  0.82%              1.15%              1.01%
    Remaining contract charges                  --                 --                 --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                                 UNIT            CONTRACT
SUB-ACCOUNT                                   UNITS          FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
CALVERT SOCIAL BALANCED PORTFOLIO
 2006  Lowest contract charges                      23,198       $3.442632              $79,861
    Highest contract charges                       205,816        3.284534              676,005
    Remaining contract charges                     785,427              --            2,581,556
 2005  Lowest contract charges                      32,698        3.187247              104,215
    Highest contract charges                       195,697        3.057638              598,371
    Remaining contract charges                     949,587              --            2,905,051
 2004  Lowest contract charges                      37,434        3.037979              113,724
    Highest contract charges                       189,326        2.930509              554,821
    Remaining contract charges                     975,062              --            2,858,631
 2003  Lowest contract charges                      45,254        2.825967              127,885
    Highest contract charges                     1,217,658        2.741041            3,337,648
    Remaining contract charges                          --              --                   --
 2002  Lowest contract charges                      50,131        2.385028              119,565
    Highest contract charges                     1,231,841        2.326095            2,865,380
    Remaining contract charges                          --              --                   --
COLUMBIA ASSET ALLOCATION FUND VS
 2006  Lowest contract charges                   4,640,164        1.166797            5,414,129
    Highest contract charges                        31,888        1.112869               35,488
    Remaining contract charges                   2,669,599              --            3,048,152
 2005  Lowest contract charges                   5,306,107        1.080659            5,734,092
    Highest contract charges                        30,545        1.040043               31,768
    Remaining contract charges                   2,847,419              --            3,020,369
 2004  Lowest contract charges                   6,388,558        1.047513            6,692,097
    Highest contract charges                        31,721        1.017258               32,268
    Remaining contract charges                   2,821,016              --            2,912,045
 2003  Lowest contract charges                   6,460,430        0.980209            6,332,572
    Highest contract charges                        83,124        0.960506               79,842
    Remaining contract charges                   2,525,579              --            2,450,353
 2002  Lowest contract charges                   6,453,248        0.833420            5,378,266
    Highest contract charges                        89,135        0.823636               73,415
    Remaining contract charges                   1,718,341              --            1,426,263
COLUMBIA SMALL COMPANY GROWTH FUND VS
 2006  Lowest contract charges                   4,385,997        1.275885            5,596,028
    Highest contract charges                       194,334        1.216903              236,487
    Remaining contract charges                   8,707,977              --           10,784,938
 2005  Lowest contract charges                   5,210,434        1.150236            5,993,228
    Highest contract charges                       205,027        1.106971              226,959
    Remaining contract charges                   9,419,904              --           10,562,297
 2004  Lowest contract charges                   5,195,570        1.097579            5,702,551
    Highest contract charges                       189,774        1.065842              202,269
    Remaining contract charges                   9,158,516              --            9,850,655
 2003  Lowest contract charges                   5,854,620        1.008916            5,906,820
    Highest contract charges                       191,757        0.988604              189,572
    Remaining contract charges                   7,467,562              --            7,436,325
 2002  Lowest contract charges                   5,942,119        0.756932            4,497,780
    Highest contract charges                        55,241        0.748024               41,321
    Remaining contract charges                   2,590,490              --            1,946,550

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
CALVERT SOCIAL BALANCED PORTFOLIO
 2006  Lowest contract charges                0.70%              2.05%              8.01%
    Highest contract charges                  1.25%              2.43%              7.42%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.70%              1.69%              4.91%
    Highest contract charges                  1.25%              1.85%              4.34%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.70%              1.63%              7.50%
    Highest contract charges                  1.21%              2.30%              5.93%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.70%              1.90%             18.49%
    Highest contract charges                  1.25%              1.95%             17.84%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.71%              0.93%            (12.76)%
    Highest contract charges                  1.25%              2.55%            (13.24)%
    Remaining contract charges                  --                 --                 --
COLUMBIA ASSET ALLOCATION FUND VS
 2006  Lowest contract charges                0.85%              2.56%              5.19%
    Highest contract charges                  1.46%              2.51%              4.56%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.25%              0.01%              3.16%
    Highest contract charges                  2.15%              0.02%              2.24%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.25%              1.36%              6.87%
    Highest contract charges                  2.12%              2.62%              5.91%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.25%              1.22%             17.61%
    Highest contract charges                  2.10%              1.18%             16.62%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.25%              1.32%            (14.62)%
    Highest contract charges                  0.87%              2.10%             (2.21)%
    Remaining contract charges                  --                 --                 --
COLUMBIA SMALL COMPANY GROWTH FUND VS
 2006  Lowest contract charges                0.85%                --              (5.14)%
    Highest contract charges                  1.46%                --              (5.71)%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.25%                --               4.80%
    Highest contract charges                  2.14%                --               3.86%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.25%                --               8.79%
    Highest contract charges                  2.13%                --               7.81%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.25%                --              33.29%
    Highest contract charges                  2.08%                --              32.16%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.25%                --             (27.28)%
    Highest contract charges                  0.87%                --              (7.02)%
    Remaining contract charges                  --                 --                 --

-------------------------------------------------------------------------------

                                                                 UNIT            CONTRACT
SUB-ACCOUNT                                   UNITS          FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
COLUMBIA LARGE CAP VALUE FUND VS
 2006  Lowest contract charges                   8,381,636       $1.441285          $12,080,326
    Highest contract charges                       294,933        1.374716              405,449
    Remaining contract charges                  14,962,803              --           20,863,563
 2005  Lowest contract charges                  10,274,583        1.235396           12,693,179
    Highest contract charges                       326,922        1.188988              388,706
    Remaining contract charges                  15,627,027              --           18,763,038
 2004  Lowest contract charges                  11,122,608        1.144176           12,726,223
    Highest contract charges                       347,760        1.111137              386,409
    Remaining contract charges                  15,519,125              --           17,342,453
 2003  Lowest contract charges                  11,044,863        1.023674           11,306,339
    Highest contract charges                       127,882        1.003100              128,278
    Remaining contract charges                  11,630,575              --           11,752,543
 2002  Lowest contract charges                  11,685,766        0.796267            9,304,990
    Highest contract charges                        50,581        0.786909               39,803
    Remaining contract charges                   3,378,057              --            2,669,749
EVERGREEN VA BALANCED FUND
 2006  Lowest contract charges                     229,041        1.055993              241,866
    Highest contract charges                        19,419        0.990679               19,241
    Remaining contract charges                   6,656,814              --            6,789,814
 2005  Lowest contract charges                     119,079        0.972446              115,798
    Highest contract charges                        19,996        0.922388               18,444
    Remaining contract charges                   7,531,993              --            7,075,000
 2004  Lowest contract charges                     119,414        0.934277              111,568
    Highest contract charges                        20,732        0.895985               18,575
    Remaining contract charges                   8,844,586              --            7,992,337
 2003  Lowest contract charges                      61,542        0.888991               54,710
    Highest contract charges                         6,322        0.861982                5,449
    Remaining contract charges                   8,280,897              --            7,130,324
 2002  Lowest contract charges                   1,731,127        0.776983            1,345,056
    Highest contract charges                         6,071        0.761811                4,625
    Remaining contract charges                   6,330,968              --            4,716,173
EVERGREEN VA GROWTH FUND
 2006  Lowest contract charges                     243,137        1.444366              351,179
    Highest contract charges                       114,661        0.990811              113,611
    Remaining contract charges                   8,229,803              --           10,410,616
 2005  Lowest contract charges                     260,915        1.315864              343,329
    Highest contract charges                       112,937        0.912639              103,071
    Remaining contract charges                  10,312,937              --           12,011,914
 2004  Lowest contract charges                      79,434        1.249582               99,260
    Highest contract charges                        47,612        0.876249               41,720
    Remaining contract charges                   9,489,275              --           11,014,994
 2003  Lowest contract charges                      21,150        1.110137               23,479
    Highest contract charges                       429,079        0.791692              339,698
    Remaining contract charges                  10,178,057              --           10,622,946
 2002  Lowest contract charges                   9,652,623        0.808212            7,801,366
    Highest contract charges                        55,732        0.579420               32,292
    Remaining contract charges                   1,395,423              --              840,128

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
COLUMBIA LARGE CAP VALUE FUND VS
 2006  Lowest contract charges                0.85%              1.36%              7.76%
    Highest contract charges                  1.46%              1.37%              7.11%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.25%                --               7.97%
    Highest contract charges                  2.14%                --               7.01%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.25%              1.23%             11.77%
    Highest contract charges                  2.13%              1.81%             10.77%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.25%              1.11%             28.56%
    Highest contract charges                  2.09%              1.38%             27.47%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.25%              0.93%            (21.72)%
    Highest contract charges                  0.84%              5.60%             (6.49)%
    Remaining contract charges                  --                 --                 --
EVERGREEN VA BALANCED FUND
 2006  Lowest contract charges                1.15%              3.14%              8.59%
    Highest contract charges                  2.25%              2.46%              7.40%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.15%              2.36%              4.09%
    Highest contract charges                  2.24%              2.35%              2.95%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.15%              1.35%              5.09%
    Highest contract charges                  2.22%              1.93%              3.95%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.75%              7.91%             11.86%
    Highest contract charges                  2.12%              3.76%             13.32%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.25%              2.15%            (10.79)%
    Highest contract charges                  1.71%             11.45%            (11.28)%
    Remaining contract charges                  --                 --                 --
EVERGREEN VA GROWTH FUND
 2006  Lowest contract charges                1.15%                --               9.77%
    Highest contract charges                  2.25%                --               8.57%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.14%                --               5.30%
    Highest contract charges                  2.23%                --               4.15%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.14%                --              12.56%
    Highest contract charges                  2.22%                --              11.33%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.74%                --              31.87%
    Highest contract charges                  1.92%                --              36.31%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.25%                --             (27.82)%
    Highest contract charges                  1.73%                --             (28.21)%
    Remaining contract charges                  --                 --                 --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                             UNIT          CONTRACT
SUB-ACCOUNT                                  UNITS       FAIR VALUE #   OWNERS' EQUITY
---------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
 2006  Lowest contract charges                  651,293     $2.015588        $1,312,738
    Highest contract charges                    430,101      1.185895           510,054
    Remaining contract charges               18,887,235            --        29,017,420
 2005  Lowest contract charges                  689,661      1.655468         1,141,711
    Highest contract charges                    472,238      0.984776           465,048
    Remaining contract charges               21,137,327            --        26,884,680
 2004  Lowest contract charges                  307,411      1.443680           443,802
    Highest contract charges                    269,911      0.868284           234,360
    Remaining contract charges               18,682,775            --        22,175,467
 2003  Lowest contract charges                   13,712      1.225041            16,797
    Highest contract charges                     34,086      0.744937            25,392
    Remaining contract charges               13,288,081            --        15,363,489
 2002  Lowest contract charges               12,391,367      0.943918        11,696,434
    Highest contract charges                     65,594      0.580403            38,071
    Remaining contract charges                2,081,281            --         1,429,974
EVERGREEN VA OMEGA FUND
 2006  Lowest contract charges                  152,909      0.855696           130,844
    Highest contract charges                     84,586      0.633346            53,570
    Remaining contract charges               10,308,517            --         7,589,378
 2005  Lowest contract charges                  156,352      0.816470           127,657
    Highest contract charges                     86,546      0.611009            52,880
    Remaining contract charges               12,752,025            --         9,017,086
 2004  Lowest contract charges                  129,393      0.795314           102,910
    Highest contract charges                     59,045      0.601763            35,531
    Remaining contract charges               14,975,575            --        10,491,896
 2003  Lowest contract charges                   38,049      0.750388            28,552
    Highest contract charges                     40,045      0.574241            22,996
    Remaining contract charges               14,551,351            --         9,849,752
 2002  Lowest contract charges                8,143,614      0.542221         4,415,639
    Highest contract charges                    173,608      0.419453            72,820
    Remaining contract charges                5,020,847            --         2,225,791
EVERGREEN VA SPECIAL VALUES FUND
 2006  Lowest contract charges                  698,258      2.153172         1,503,469
    Highest contract charges                    308,959      1.591976           491,856
    Remaining contract charges               12,115,458            --        23,498,840
 2005  Lowest contract charges                  660,316      1.791931         1,183,241
    Highest contract charges                    314,920      1.339547           421,850
    Remaining contract charges               11,402,317            --        18,438,672
 2004  Lowest contract charges                  424,624      1.636527           694,911
    Highest contract charges                    243,981      1.236897           301,780
    Remaining contract charges                8,088,737            --        11,938,436
 2003  Lowest contract charges                   63,835      1.375251            87,790
    Highest contract charges                     14,316      1.050919            15,045
    Remaining contract charges                3,369,285            --         4,428,913
 2002  Lowest contract charges                  882,495      1.074467           948,211
    Highest contract charges                     12,879      0.829049            10,677
    Remaining contract charges                  711,915            --           711,308

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
 2006  Lowest contract charges                1.15%             3.78%             21.75%
    Highest contract charges                  2.25%             3.74%             20.42%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                1.14%             2.65%             14.67%
    Highest contract charges                  2.24%             2.59%             13.42%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                1.13%             3.28%             17.85%
    Highest contract charges                  2.20%             4.36%             16.56%
    Remaining contract charges                  --                --                 --
 2003  Lowest contract charges                0.75%             2.52%             30.49%
    Highest contract charges                  2.13%             1.39%             28.54%
    Remaining contract charges                  --                --                 --
 2002  Lowest contract charges                1.25%             1.35%            (11.58)%
    Highest contract charges                  1.80%             1.78%            (12.07)%
    Remaining contract charges                  --                --                 --
EVERGREEN VA OMEGA FUND
 2006  Lowest contract charges                1.15%               --               4.80%
    Highest contract charges                  2.25%               --               3.66%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                1.15%             0.18%              2.66%
    Highest contract charges                  2.24%             0.15%              1.54%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                1.14%               --               5.99%
    Highest contract charges                  2.22%               --               4.83%
    Remaining contract charges                  --                --                 --
 2003  Lowest contract charges                0.73%               --              30.27%
    Highest contract charges                  1.40%               --              29.44%
    Remaining contract charges                  --                --                 --
 2002  Lowest contract charges                1.26%               --             (26.31)%
    Highest contract charges                  1.80%               --             (26.71)%
    Remaining contract charges                  --                --                 --
EVERGREEN VA SPECIAL VALUES FUND
 2006  Lowest contract charges                1.15%             0.81%             20.16%
    Highest contract charges                  2.25%             0.78%             18.84%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                1.14%             1.10%              9.50%
    Highest contract charges                  2.24%             1.06%              8.30%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                1.14%             1.93%             19.00%
    Highest contract charges                  2.22%             1.72%             17.70%
    Remaining contract charges                  --                --                 --
 2003  Lowest contract charges                0.74%             0.54%             33.28%
    Highest contract charges                  2.15%             0.12%             26.76%
    Remaining contract charges                  --                --                 --
 2002  Lowest contract charges                1.25%             0.48%            (15.03)%
    Highest contract charges                  0.87%             0.37%             (4.93)%
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                             UNIT          CONTRACT
SUB-ACCOUNT                                  UNITS       FAIR VALUE #   OWNERS' EQUITY
---------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND
 2006  Lowest contract charges                  105,860     $1.386342          $146,758
    Highest contract charges                      4,319      1.357435             5,862
    Remaining contract charges                   22,035            --            30,190
 2005  Lowest contract charges                  170,026      1.288444           219,069
    Highest contract charges                      4,812      1.266001             6,091
    Remaining contract charges                   23,131            --            29,512
 2004  Lowest contract charges                  171,469      1.285642           220,449
    Highest contract charges                      4,966      1.267677             6,295
    Remaining contract charges                   24,307            --            31,007
 2003  Lowest contract charges                  160,699      1.197761           192,479
    Highest contract charges                      4,840      1.185150             5,737
    Remaining contract charges                   23,624            --            28,132
 2002  Lowest contract charges                  130,448      1.025185           133,733
    Highest contract charges                      4,841      1.017949             4,927
    Remaining contract charges                   19,323            --            19,734
EVERGREEN VA FUNDAMENTAL LARGE CAP
 FUND
 2006  Lowest contract charges                  398,455      1.371376           546,432
    Highest contract charges                    136,095      1.255393           170,923
    Remaining contract charges               11,151,131            --        15,182,851
 2005  Lowest contract charges                  353,964      1.231220           435,807
    Highest contract charges                    156,761      1.139547           178,636
    Remaining contract charges               14,479,402            --        17,743,170
 2004  Lowest contract charges                  135,262      1.142503           154,539
    Highest contract charges                      2,072      1.069121             2,216
    Remaining contract charges               15,305,910            --        17,448,596
 2003  Lowest contract charges                   42,605      1.058254            45,087
    Highest contract charges                     49,017      1.057417            51,832
    Remaining contract charges               15,645,979            --        16,555,037
 2002  Lowest contract charges               18,379,730      1.129941        20,768,011
    Highest contract charges                      3,152      1.126850             3,552
    Remaining contract charges                2,456,384            --         2,776,219
FIDELITY(R) VIP ASSET MANAGER (SM)
 2006  Lowest contract charges                   54,951      2.049871           112,643
    Highest contract charges                    265,446      1.955734           519,141
    Remaining contract charges                1,842,953            --         3,630,081
 2005  Lowest contract charges                   46,595      1.923532            89,626
    Highest contract charges                    227,156      1.845314           419,173
    Remaining contract charges                2,151,454            --         3,989,880
 2004  Lowest contract charges                   46,988      1.861751            87,479
    Highest contract charges                    246,354      1.795894           442,425
    Remaining contract charges                2,501,165            --         4,512,990
 2003  Lowest contract charges                   58,807      1.777621           104,536
    Highest contract charges                  2,916,955      1.724182         5,029,361
    Remaining contract charges                       --            --                --
 2002  Lowest contract charges                   69,479      1.517357           105,425
    Highest contract charges                  2,776,777      1.479850         4,109,212
    Remaining contract charges                       --            --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
EVERGREEN VA HIGH INCOME FUND
 2006  Lowest contract charges                1.25%             5.62%              7.60%
    Highest contract charges                  1.61%             6.89%              7.22%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                1.25%             5.97%              0.22%
    Highest contract charges                  1.58%             7.66%             (0.13)%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                1.25%             5.72%              7.34%
    Highest contract charges                  1.60%             5.58%              6.96%
    Remaining contract charges                  --                --                 --
 2003  Lowest contract charges                1.25%            14.40%             16.83%
    Highest contract charges                  1.60%            12.03%             16.43%
    Remaining contract charges                  --                --                 --
 2002  Lowest contract charges                0.20%             3.10%              3.87%
    Highest contract charges                  0.26%             3.10%              3.81%
    Remaining contract charges                  --                --                 --
EVERGREEN VA FUNDAMENTAL LARGE CAP
 FUND
 2006  Lowest contract charges                1.15%             1.49%             11.38%
    Highest contract charges                  2.25%             1.22%             10.17%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                1.14%             1.10%              7.77%
    Highest contract charges                  2.22%             1.32%              6.59%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                1.14%             1.67%              7.96%
    Highest contract charges                  2.21%             2.16%              6.78%
    Remaining contract charges                  --                --                 --
 2003  Lowest contract charges                0.10%             0.74%              5.83%
    Highest contract charges                  0.18%             0.67%              5.74%
    Remaining contract charges                  --                --                 --
 2002  Lowest contract charges                1.24%             0.56%            (14.04)%
    Highest contract charges                  1.62%               --             (15.26)%
    Remaining contract charges                  --                --                 --
FIDELITY(R) VIP ASSET MANAGER (SM)
 2006  Lowest contract charges                0.70%             2.59%              6.57%
    Highest contract charges                  1.25%             2.51%              5.98%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.70%             2.63%              3.32%
    Highest contract charges                  1.25%             2.64%              2.75%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                0.70%             3.02%              4.73%
    Highest contract charges                  1.20%               --               2.93%
    Remaining contract charges                  --                --                 --
 2003  Lowest contract charges                0.70%             4.01%             17.15%
    Highest contract charges                  1.25%             3.43%             16.51%
    Remaining contract charges                  --                --                 --
 2002  Lowest contract charges                0.70%             4.63%             (9.37)%
    Highest contract charges                  1.25%             3.99%             (9.86)%
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                             UNIT          CONTRACT
SUB-ACCOUNT                                  UNITS       FAIR VALUE #   OWNERS' EQUITY
---------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH
 2006  Lowest contract charges                  168,798     $2.116599          $357,277
    Highest contract charges                    919,700      2.019631         1,857,454
    Remaining contract charges                6,340,036            --        12,898,092
 2005  Lowest contract charges                  188,191      1.994820           375,408
    Highest contract charges                    885,634      1.913934         1,695,045
    Remaining contract charges                7,286,138            --        14,036,244
 2004  Lowest contract charges                  202,124      1.898724           383,777
    Highest contract charges                    896,710      1.831787         1,642,581
    Remaining contract charges                8,737,609            --        16,107,694
 2003  Lowest contract charges                  209,095      1.849578           386,737
    Highest contract charges                 10,887,746      1.794209        19,534,893
    Remaining contract charges                       --            --                --
 2002  Lowest contract charges                  242,339      1.402016           339,763
    Highest contract charges                 11,056,737      1.367536        15,120,486
    Remaining contract charges                       --            --                --
FIDELITY(R) VIP CONTRAFUND(R)
 2006  Lowest contract charges                  116,445      3.513227           409,099
    Highest contract charges                    923,803      3.352197         3,096,771
    Remaining contract charges                6,871,940            --        23,167,898
 2005  Lowest contract charges                  111,516      3.166858           353,155
    Highest contract charges                    888,177      3.038367         2,698,606
    Remaining contract charges                7,248,133            --        22,125,087
 2004  Lowest contract charges                  108,358      2.727196           295,513
    Highest contract charges                    764,696      2.630955         2,011,881
    Remaining contract charges                7,469,852            --        19,738,758
 2003  Lowest contract charges                  112,266      2.378268           266,998
    Highest contract charges                  8,645,200      2.306999        19,944,467
    Remaining contract charges                       --            --                --
 2002  Lowest contract charges                  124,044      1.864310           231,256
    Highest contract charges                  8,699,505      1.818406        15,819,231
    Remaining contract charges                       --            --                --
FIDELITY (R) VIP OVERSEAS
 2006  Lowest contract charges                   45,904      2.225287           102,148
    Highest contract charges                    392,692      2.122980           833,681
    Remaining contract charges                2,694,211            --         5,772,053
 2005  Lowest contract charges                   32,386      1.897805            61,463
    Highest contract charges                    321,437      1.820534           585,186
    Remaining contract charges                2,589,101            --         4,741,708
 2004  Lowest contract charges                   31,809      1.605378            51,063
    Highest contract charges                    343,171      1.548494           531,398
    Remaining contract charges                2,684,289            --         4,183,840
 2003  Lowest contract charges                   36,811      1.422660            52,369
    Highest contract charges                  2,935,213      1.379823         4,050,074
    Remaining contract charges                       --            --                --
 2002  Lowest contract charges                   60,516      0.999280            60,473
    Highest contract charges                  2,696,498      0.974520         2,627,791
    Remaining contract charges                       --            --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
FIDELITY(R) VIP GROWTH
 2006  Lowest contract charges                0.70%             0.39%              6.11%
    Highest contract charges                  1.25%             0.37%              5.52%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.70%             0.50%              5.06%
    Highest contract charges                  1.25%             0.49%              4.49%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                0.70%             0.27%              2.66%
    Highest contract charges                  1.20%               --              (2.08)%
    Remaining contract charges                  --                --                 --
 2003  Lowest contract charges                0.70%             0.29%             31.92%
    Highest contract charges                  1.25%             0.27%             31.20%
    Remaining contract charges                  --                --                 --
 2002  Lowest contract charges                0.70%             0.31%            (30.59)%
    Highest contract charges                  1.25%             0.27%            (30.98)%
    Remaining contract charges                  --                --                 --
FIDELITY(R) VIP CONTRAFUND(R)
 2006  Lowest contract charges                0.70%             1.33%             10.94%
    Highest contract charges                  1.25%             1.29%             10.33%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.70%             0.28%             16.12%
    Highest contract charges                  1.24%             0.26%             15.49%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                0.70%             0.34%             14.67%
    Highest contract charges                  1.20%               --              12.88%
    Remaining contract charges                  --                --                 --
 2003  Lowest contract charges                0.70%             0.47%             27.57%
    Highest contract charges                  1.25%             0.46%             26.87%
    Remaining contract charges                  --                --                 --
 2002  Lowest contract charges                0.70%             1.08%             (9.98)%
    Highest contract charges                  1.25%             0.84%            (10.48)%
    Remaining contract charges                  --                --                 --
FIDELITY (R) VIP OVERSEAS
 2006  Lowest contract charges                0.70%             0.82%             17.26%
    Highest contract charges                  1.25%             0.87%             16.61%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.67%             4.11%             18.22%
    Highest contract charges                  1.25%             0.64%             17.57%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                0.75%             0.59%             12.84%
    Highest contract charges                  1.20%               --               7.85%
    Remaining contract charges                  --                --                 --
 2003  Lowest contract charges                0.70%             0.40%             42.37%
    Highest contract charges                  1.25%             0.78%             41.59%
    Remaining contract charges                  --                --                 --
 2002  Lowest contract charges                0.70%             0.94%            (20.84)%
    Highest contract charges                  1.25%             0.78%            (21.27)%
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                             UNIT          CONTRACT
SUB-ACCOUNT                                  UNITS       FAIR VALUE #   OWNERS' EQUITY
---------------------------------------------------------------------------------------
FRANKLIN INCOME SECURITIES FUND
 2006  Lowest contract charges                   52,850    $11.290953          $596,727
    Highest contract charges                         --            --                --
    Remaining contract charges                       --            --                --
FIFTH THIRD BALANCED VIP FUND
 2006  Lowest contract charges                   60,492      1.333249            80,651
    Highest contract charges                     22,606      1.287723            29,111
    Remaining contract charges                  820,292            --         1,076,899
 2005  Lowest contract charges                   69,014      1.237251            85,388
    Highest contract charges                     24,119      1.204588            29,052
    Remaining contract charges                  970,373            --         1,186,283
 2004  Lowest contract charges                   60,017      1.226789            73,628
    Highest contract charges                     20,533      1.203995            24,722
    Remaining contract charges                  960,254            --         1,167,881
 2003  Lowest contract charges                   90,705      1.180690           107,095
    Highest contract charges                     56,455      1.168060            65,943
    Remaining contract charges                  792,373            --           931,076
 2002  Lowest contract charges                   14,188      1.047633            14,864
    Highest contract charges                     48,553      1.044406            50,709
    Remaining contract charges                  109,067            --           114,077
FIFTH THIRD DISCIPLINED VALUE VIP FUND
 2006  Lowest contract charges                  951,782      1.895509         1,804,111
    Highest contract charges                    156,499      1.830811           286,521
    Remaining contract charges                6,245,660            --        11,638,329
 2005  Lowest contract charges                1,207,969      1.592771         1,924,018
    Highest contract charges                    169,970      1.550753           263,582
    Remaining contract charges                6,824,203            --        10,727,436
 2004  Lowest contract charges                1,058,066      1.513734         1,601,633
    Highest contract charges                    146,936      1.485633           218,293
    Remaining contract charges                6,296,406            --         9,446,602
 2003  Lowest contract charges                  366,989      1.355563           497,477
    Highest contract charges                     37,916      1.341080            50,849
    Remaining contract charges                3,340,228            --         4,508,241
 2002  Lowest contract charges                   19,883      1.029292            20,466
    Highest contract charges                     17,185      1.026122            17,634
    Remaining contract charges                  183,308            --           188,375

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
FRANKLIN INCOME SECURITIES FUND
 2006  Lowest contract charges                0.90%             0.50%             12.93%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
FIFTH THIRD BALANCED VIP FUND
 2006  Lowest contract charges                1.15%             2.54%              7.76%
    Highest contract charges                  1.95%             2.49%              6.90%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                1.15%             1.55%              0.85%
    Highest contract charges                  1.94%             1.56%              0.05%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                1.15%             0.79%              3.90%
    Highest contract charges                  1.97%             0.78%              3.08%
    Remaining contract charges                  --                --                 --
 2003  Lowest contract charges                0.75%             1.09%             10.91%
    Highest contract charges                  1.95%             1.00%             11.84%
    Remaining contract charges                  --                --                 --
 2002  Lowest contract charges                0.57%             1.15%              4.76%
    Highest contract charges                  0.73%             2.05%             (0.93)%
    Remaining contract charges                  --                --                 --
FIFTH THIRD DISCIPLINED VALUE VIP FUND
 2006  Lowest contract charges                1.15%             2.13%             19.01%
    Highest contract charges                  1.95%             2.16%             18.06%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                1.15%             1.31%              5.22%
    Highest contract charges                  1.94%             1.30%              4.38%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                1.14%             0.78%             11.67%
    Highest contract charges                  1.94%             0.72%             10.78%
    Remaining contract charges                  --                --                 --
 2003  Lowest contract charges                0.76%             1.30%             28.75%
    Highest contract charges                  1.94%             1.43%             30.69%
    Remaining contract charges                  --                --                 --
 2002  Lowest contract charges                0.57%             1.59%              2.93%
    Highest contract charges                  0.73%             3.91%             (4.66)%
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                                 UNIT            CONTRACT
SUB-ACCOUNT                                   UNITS          FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
FIFTH THIRD MID CAP VIP FUND
 2006  Lowest contract charges                     980,593       $1.788642           $1,753,930
    Highest contract charges                       151,312        1.727538              261,398
    Remaining contract charges                   6,684,358              --           11,750,817
 2005  Lowest contract charges                   1,275,842        1.644195            2,097,733
    Highest contract charges                       159,146        1.600780              254,758
    Remaining contract charges                   7,151,391              --           11,603,286
 2004  Lowest contract charges                   1,183,768        1.511998            1,789,853
    Highest contract charges                       161,836        1.483900              240,148
    Remaining contract charges                   6,844,174              --           10,255,507
 2003  Lowest contract charges                     339,338        1.399565              474,926
    Highest contract charges                        17,792        1.384586               24,634
    Remaining contract charges                   3,464,150              --            4,826,732
 2002  Lowest contract charges                      22,892        1.043942               23,898
    Highest contract charges                         1,711        1.040716                1,780
    Remaining contract charges                     207,118              --              215,882
FIFTH THIRD QUALITY GROWTH VIP FUND
 2006  Lowest contract charges                   1,593,585        0.782635            1,247,196
    Highest contract charges                       303,945        0.752057              228,584
    Remaining contract charges                  14,299,793              --           10,986,760
 2005  Lowest contract charges                   2,091,156        0.755759            1,580,410
    Highest contract charges                       309,236        0.732059              226,379
    Remaining contract charges                  15,349,179              --           11,427,902
 2004  Lowest contract charges                   1,889,148        0.720733            1,361,571
    Highest contract charges                       279,179        0.703740              196,469
    Remaining contract charges                  15,893,639              --           11,331,259
 2003  Lowest contract charges                     563,852        0.723325              407,849
    Highest contract charges                        49,256        0.711938               35,067
    Remaining contract charges                  10,210,819              --            7,344,613
 2002  Lowest contract charges                   3,556,748        0.560334            1,992,967
    Highest contract charges                        11,655        0.555759                6,477
    Remaining contract charges                   1,419,724              --              791,291
HARTFORD ADVISERS HLS FUND
 2006  Lowest contract charges                     294,960        9.815494            2,895,176
    Highest contract charges                        48,199        1.053479               50,778
    Remaining contract charges                 992,562,957              --        2,983,633,961
 2005  Lowest contract charges                     345,221        8.879802            3,065,494
    Highest contract charges                        42,610        0.976191               41,596
    Remaining contract charges               1,176,331,819              --        3,335,273,777
 2004  Lowest contract charges                     414,152        8.293057            3,434,619
    Highest contract charges                        37,910        0.933826               35,401
    Remaining contract charges               1,329,589,292              --        3,726,776,975
 2003  Lowest contract charges                     432,123        8.005787            3,459,483
    Highest contract charges                         9,155        1.009434                9,241
    Remaining contract charges               1,225,639,603              --        3,885,944,628
 2002  Lowest contract charges                     442,538        6.766568            2,994,464
    Highest contract charges                        88,665        0.793553               70,360
    Remaining contract charges               1,113,630,465              --        3,419,913,732

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
FIFTH THIRD MID CAP VIP FUND
 2006  Lowest contract charges                1.15%             0.03%              8.79%
    Highest contract charges                  1.95%             0.03%              7.92%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                1.15%             0.09%              8.74%
    Highest contract charges                  1.94%             0.08%              7.88%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                1.14%               --               8.03%
    Highest contract charges                  1.94%               --               7.17%
    Remaining contract charges                  --                --                 --
 2003  Lowest contract charges                0.76%               --              33.22%
    Highest contract charges                  1.93%               --              33.04%
    Remaining contract charges                  --                --                 --
 2002  Lowest contract charges                0.57%               --               4.39%
    Highest contract charges                  0.63%               --              (5.24)%
    Remaining contract charges                  --                --                 --
FIFTH THIRD QUALITY GROWTH VIP FUND
 2006  Lowest contract charges                1.15%             0.72%              3.56%
    Highest contract charges                  1.95%             0.78%              2.73%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                1.15%             0.03%              4.86%
    Highest contract charges                  1.94%             0.03%              4.02%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                1.14%               --              (0.36)%
    Highest contract charges                  1.94%               --              (1.15)%
    Remaining contract charges                  --                --                 --
 2003  Lowest contract charges                0.76%               --              22.62%
    Highest contract charges                  1.94%               --              28.10%
    Remaining contract charges                  --                --                 --
 2002  Lowest contract charges                1.24%               --             (30.90)%
    Highest contract charges                  0.68%               --              (5.86)%
    Remaining contract charges                  --                --                 --
HARTFORD ADVISERS HLS FUND
 2006  Lowest contract charges                0.15%             2.28%             10.54%
    Highest contract charges                  2.30%             2.14%              7.92%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.15%             3.15%              7.08%
    Highest contract charges                  2.29%             2.88%              4.54%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                0.15%             2.03%              3.59%
    Highest contract charges                  2.28%             2.48%              1.13%
    Remaining contract charges                  --                --                 --
 2003  Lowest contract charges                0.15%             2.44%             18.31%
    Highest contract charges                  2.18%             3.29%             15.92%
    Remaining contract charges                  --                --                 --
 2002  Lowest contract charges                0.15%             2.90%            (13.92)%
    Highest contract charges                  0.89%             3.11%             (1.90)%
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                                 UNIT            CONTRACT
SUB-ACCOUNT                                   UNITS          FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
HARTFORD TOTAL RETURN BOND HLS FUND
 2006  Lowest contract charges                     254,955       $7.524793           $1,918,485
    Highest contract charges                        73,373        1.395328              102,381
    Remaining contract charges                 522,716,745              --        1,048,721,281
 2005  Lowest contract charges                     303,781        7.190710            2,184,401
    Highest contract charges                        79,349        1.362355              108,102
    Remaining contract charges                 565,054,162              --        1,127,681,487
 2004  Lowest contract charges                     295,995        7.029369            2,080,653
    Highest contract charges                        49,023        1.360735               66,707
    Remaining contract charges                 550,625,869              --        1,138,529,508
 2003  Lowest contract charges                     313,505        6.728784            2,109,510
    Highest contract charges                        12,784        1.330849               17,014
    Remaining contract charges                 438,451,434              --          992,365,836
 2002  Lowest contract charges                     430,602        6.248638            2,690,678
    Highest contract charges                        90,748        1.250447              113,475
    Remaining contract charges                 352,952,321              --          846,221,548
HARTFORD CAPITAL APPRECIATION HLS FUND
 2006  Lowest contract charges                     614,816       27.803951           17,094,314
    Highest contract charges                        10,565        2.230767               23,572
    Remaining contract charges                 827,372,341              --        4,099,225,924
 2005  Lowest contract charges                     646,852       23.878318           15,445,729
    Highest contract charges                        11,276        1.958414               22,083
    Remaining contract charges                 941,472,634              --        4,141,445,581
 2004  Lowest contract charges                     664,770       20.696708           13,758,509
    Highest contract charges                       170,210        1.736063              295,496
    Remaining contract charges               1,002,544,479              --        4,037,374,144
 2003  Lowest contract charges                     652,234       17.365115           11,326,120
    Highest contract charges                        21,791        1.488245               32,431
    Remaining contract charges                 734,402,033              --        3,227,130,440
 2002  Lowest contract charges                     650,747       12.214884            7,948,797
    Highest contract charges                       159,354        0.681967              108,674
    Remaining contract charges                 509,750,151              --        2,145,613,186

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
HARTFORD TOTAL RETURN BOND HLS FUND
 2006  Lowest contract charges                0.15%             4.82%              4.65%
    Highest contract charges                  2.30%             5.02%              2.42%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.15%             7.39%              2.30%
    Highest contract charges                  2.29%             7.84%              0.12%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                0.15%             4.57%              4.47%
    Highest contract charges                  2.28%             6.95%              2.25%
    Remaining contract charges                  --                --                 --
 2003  Lowest contract charges                0.15%             4.27%              7.68%
    Highest contract charges                  2.17%             6.01%              5.50%
    Remaining contract charges                  --                --                 --
 2002  Lowest contract charges                0.15%             4.17%              9.92%
    Highest contract charges                  0.87%               --               6.08%
    Remaining contract charges                  --                --                 --
HARTFORD CAPITAL APPRECIATION HLS FUND
 2006  Lowest contract charges                0.15%             1.37%             16.44%
    Highest contract charges                  2.35%             1.35%             13.91%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.15%             0.96%             15.37%
    Highest contract charges                  2.30%             1.55%             12.86%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                0.15%             0.35%             19.19%
    Highest contract charges                  2.29%             0.56%             16.65%
    Remaining contract charges                  --                --                 --
 2003  Lowest contract charges                0.15%             0.63%             42.16%
    Highest contract charges                  2.18%             0.85%             39.28%
    Remaining contract charges                  --                --                 --
 2002  Lowest contract charges                0.15%             0.60%            (19.82)%
    Highest contract charges                  0.87%             1.98%              1.74%
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                                 UNIT            CONTRACT
SUB-ACCOUNT                                   UNITS          FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
 2006  Lowest contract charges                     197,208       $4.443435             $876,281
    Highest contract charges                        16,702        1.498310               25,026
    Remaining contract charges                 773,257,538              --        1,910,669,514
 2005  Lowest contract charges                     209,613        3.701009              775,779
    Highest contract charges                        17,824        1.274439               22,715
    Remaining contract charges                 845,515,209              --        1,788,595,218
 2004  Lowest contract charges                     158,807        3.501581              556,079
    Highest contract charges                         2,732        1.071092                2,927
    Remaining contract charges                 808,726,825              --        1,711,132,784
 2003  Lowest contract charges                     165,306        3.122502              516,167
    Highest contract charges                        12,443        1.121332               13,953
    Remaining contract charges                 610,776,587              --        1,335,468,958
 2002  Lowest contract charges                     165,923        2.468771              409,626
    Highest contract charges                        41,687        0.941009               39,228
    Remaining contract charges                 450,714,987              --          892,464,295
HARTFORD FOCUS HLS FUND
 2006  Lowest contract charges                       7,789        1.233444                9,607
    Highest contract charges                           455        1.092646                  498
    Remaining contract charges                  17,510,013              --           20,041,478
 2005  Lowest contract charges                       8,250        1.126944                9,298
    Highest contract charges                         8,782        1.031321                9,058
    Remaining contract charges                  20,975,567              --           22,218,198
 2004  Lowest contract charges                       8,250        1.028217                8,484
    Highest contract charges                        84,200        0.954197               80,344
    Remaining contract charges                  21,702,270              --           21,269,976
 2003  Lowest contract charges                       8,250        0.999198                8,244
    Highest contract charges                       196,494        0.948374              186,350
    Remaining contract charges                  19,895,159              --           19,232,849
 2002  Lowest contract charges                      17,182        0.780345               13,408
    Highest contract charges                        48,006        0.756733               36,328
    Remaining contract charges                  15,192,357              --           11,632,102
HARTFORD GLOBAL ADVISERS HLS FUND
 2006  Lowest contract charges                      38,668        2.289028               88,512
    Highest contract charges                       109,766        1.032085              113,287
    Remaining contract charges                  57,284,842              --           97,687,858
 2005  Lowest contract charges                      42,023        2.108460               88,604
    Highest contract charges                       100,251        0.972306               97,474
    Remaining contract charges                  66,801,261              --          106,842,426
 2004  Lowest contract charges                      42,024        2.044840               85,930
    Highest contract charges                        89,988        0.964424               86,787
    Remaining contract charges                  69,764,602              --          111,361,808
 2003  Lowest contract charges                      42,023        1.818182               76,406
    Highest contract charges                        32,819        0.877028               28,783
    Remaining contract charges                  59,223,841              --           89,937,069
 2002  Lowest contract charges                      38,176        1.490856               56,914
    Highest contract charges                         7,087        0.734673                5,207
    Remaining contract charges                  54,551,249              --           72,171,960

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
 2006  Lowest contract charges                0.25%             1.80%             20.06%
    Highest contract charges                  2.35%             1.76%             17.57%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.25%             1.96%              5.70%
    Highest contract charges                  2.30%             3.08%              3.20%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                0.25%             1.37%             12.14%
    Highest contract charges                  2.20%             1.51%              9.59%
    Remaining contract charges                  --                --                 --
 2003  Lowest contract charges                0.25%             1.51%             26.48%
    Highest contract charges                  2.17%             2.16%             24.04%
    Remaining contract charges                  --                --                 --
 2002  Lowest contract charges                0.25%             1.45%            (14.44)%
    Highest contract charges                  0.86%             4.78%             (3.69)%
    Remaining contract charges                  --                --                 --
HARTFORD FOCUS HLS FUND
 2006  Lowest contract charges                0.25%             0.87%              9.45%
    Highest contract charges                  2.29%             8.06%              6.96%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.25%             1.81%              9.60%
    Highest contract charges                  2.28%             2.11%              7.38%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                0.25%             0.30%              2.90%
    Highest contract charges                  2.23%             0.06%              0.61%
    Remaining contract charges                  --                --                 --
 2003  Lowest contract charges                0.25%             0.35%             28.05%
    Highest contract charges                  2.14%             0.21%             25.33%
    Remaining contract charges                  --                --                 --
 2002  Lowest contract charges                0.25%               --             (24.78)%
    Highest contract charges                  0.86%               --              (1.37)%
    Remaining contract charges                  --                --                 --
HARTFORD GLOBAL ADVISERS HLS FUND
 2006  Lowest contract charges                0.25%             2.83%              8.56%
    Highest contract charges                  2.25%             2.54%              6.15%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.25%             3.73%              3.11%
    Highest contract charges                  2.24%             3.38%              0.82%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                0.25%             0.02%             12.47%
    Highest contract charges                  2.22%               --               9.97%
    Remaining contract charges                  --                --                 --
 2003  Lowest contract charges                0.25%             0.80%             21.96%
    Highest contract charges                  2.13%             0.77%             19.38%
    Remaining contract charges                  --                --                 --
 2002  Lowest contract charges                0.25%             0.05%             (9.18)%
    Highest contract charges                  0.85%               --              (2.18)%
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                                 UNIT            CONTRACT
SUB-ACCOUNT                                   UNITS          FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
HARTFORD GLOBAL COMMUNICATIONS HLS
 FUND
 2006  Lowest contract charges                       7,829       $1.427226              $11,174
    Highest contract charges                        37,391        1.266197               47,341
    Remaining contract charges                   5,656,557              --            7,519,996
 2005  Lowest contract charges                       8,070        1.172539                9,462
    Highest contract charges                        37,333        1.063925               39,720
    Remaining contract charges                   7,643,350              --            8,462,029
 2004  Lowest contract charges                       8,068        0.991010                7,996
    Highest contract charges                        42,646        0.919650               39,220
    Remaining contract charges                   9,308,094              --            8,819,501
 2003  Lowest contract charges                         240        0.806326                  194
    Highest contract charges                        80,742        0.765272               61,790
    Remaining contract charges                  10,659,223              --            8,334,287
 2002  Lowest contract charges                         160        0.504042                   81
    Highest contract charges                        43,865        0.488756               21,439
    Remaining contract charges                   3,626,859              --            1,794,928
HARTFORD GLOBAL FINANCIAL SERVICES HLS
 FUND
 2006  Lowest contract charges                       8,702        1.452974               12,644
    Highest contract charges                        44,752        1.329781               59,512
    Remaining contract charges                   9,565,385              --           13,304,440
 2005  Lowest contract charges                         640        1.243857                  796
    Highest contract charges                        46,115        1.128570               52,044
    Remaining contract charges                  10,908,618              --           12,761,433
 2004  Lowest contract charges                         639        1.129343                  723
    Highest contract charges                        48,110        1.047971               50,418
    Remaining contract charges                  12,298,947              --           13,239,251
 2003  Lowest contract charges                         640        1.007742                  645
    Highest contract charges                        62,415        0.956397               59,693
    Remaining contract charges                  10,805,306              --           10,523,784
 2002  Lowest contract charges                         417        0.775420                  323
    Highest contract charges                        21,873        0.751881               16,446
    Remaining contract charges                   5,577,307              --            4,242,335

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
HARTFORD GLOBAL COMMUNICATIONS HLS
 FUND
 2006  Lowest contract charges                0.25%             2.04%             21.72%
    Highest contract charges                  2.25%             1.69%             19.01%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.25%             4.11%             18.32%
    Highest contract charges                  2.25%             3.53%             15.69%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                0.24%               --              22.90%
    Highest contract charges                  2.23%               --              20.17%
    Remaining contract charges                  --                --                 --
 2003  Lowest contract charges                  --                --              59.97%
    Highest contract charges                  2.14%               --              56.58%
    Remaining contract charges                  --                --                 --
 2002  Lowest contract charges                  --              4.51%            (29.54)%
    Highest contract charges                  0.87%             1.09%             18.03%
    Remaining contract charges                  --                --                 --
HARTFORD GLOBAL FINANCIAL SERVICES HLS
 FUND
 2006  Lowest contract charges                0.80%             1.86%             19.85%
    Highest contract charges                  2.25%             1.43%             17.83%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.17%             3.39%             10.14%
    Highest contract charges                  2.24%             2.85%              7.69%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                0.09%               --              12.07%
    Highest contract charges                  2.23%               --               9.58%
    Remaining contract charges                  --                --                 --
 2003  Lowest contract charges                0.11%             1.62%             29.96%
    Highest contract charges                  2.14%             1.61%             27.20%
    Remaining contract charges                  --                --                 --
 2002  Lowest contract charges                  --              9.57%            (19.08)%
    Highest contract charges                  0.87%             2.58%             (7.15)%
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                                 UNIT            CONTRACT
SUB-ACCOUNT                                   UNITS          FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
HARTFORD GLOBAL HEALTH HLS FUND
 2006  Lowest contract charges                      51,929       $2.303371             $119,611
    Highest contract charges                         6,364        2.032470               12,928
    Remaining contract charges                  53,144,831              --          113,085,325
 2005  Lowest contract charges                      51,929        2.076823              107,847
    Highest contract charges                         6,788        1.871467               12,703
    Remaining contract charges                  61,788,337              --          120,018,911
 2004  Lowest contract charges                      51,928        1.851894               96,165
    Highest contract charges                        72,337        1.691619              122,366
    Remaining contract charges                  71,653,274              --          125,648,897
 2003  Lowest contract charges                      51,929        1.645811               85,465
    Highest contract charges                        51,452        1.537574               79,111
    Remaining contract charges                  69,446,574              --          109,590,837
 2002  Lowest contract charges                      50,310        1.247020               62,737
    Highest contract charges                        11,971        1.190305               14,249
    Remaining contract charges                  52,917,447              --           64,138,760
HARTFORD GLOBAL LEADERS HLS FUND
 2006  Lowest contract charges                       7,659        2.293669               17,568
    Highest contract charges                     1,645,660        0.906314            1,491,488
    Remaining contract charges                 153,470,182              --          259,891,760
 2005  Lowest contract charges                      52,068        2.014473              104,891
    Highest contract charges                     1,742,219        0.814098            1,418,337
    Remaining contract charges                 170,281,250              --          259,082,214
 2004  Lowest contract charges                      45,510        1.968560               89,591
    Highest contract charges                     1,360,652        0.813623            1,107,058
    Remaining contract charges                 179,252,221              --          277,107,913
 2003  Lowest contract charges                      45,511        1.655809               75,357
    Highest contract charges                        30,998        0.699918               21,696
    Remaining contract charges                 112,653,648              --          152,715,484
 2002  Lowest contract charges                      45,511        1.224395               55,723
    Highest contract charges                         9,330        0.528790                4,933
    Remaining contract charges                  96,578,725              --          103,342,368
HARTFORD GLOBAL TECHNOLOGY HLS FUND
 2006  Lowest contract charges                      12,033        0.565080                6,800
    Highest contract charges                           596        0.511332                  302
    Remaining contract charges                  55,423,712              --           30,001,571
 2005  Lowest contract charges                      11,809        0.516172                6,095
    Highest contract charges                       105,751        0.475805               50,317
    Remaining contract charges                  65,812,562              --           32,767,657
 2004  Lowest contract charges                      11,550        0.468107                5,407
    Highest contract charges                       114,890        0.438904               50,426
    Remaining contract charges                  82,741,023              --           37,618,985
 2003  Lowest contract charges                     924,673        0.475064              439,279
    Highest contract charges                       131,360        0.444032               58,328
    Remaining contract charges                 101,269,326              --           46,138,589
 2002  Lowest contract charges                      10,949        0.290600                3,182
    Highest contract charges                        24,761        0.281616                6,973
    Remaining contract charges                  66,580,098              --           19,080,461

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD GLOBAL HEALTH HLS FUND
 2006  Lowest contract charges                0.25%              0.06%             10.91%
    Highest contract charges                  2.35%              0.06%              8.60%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.25%              0.07%             12.15%
    Highest contract charges                  2.30%              0.12%              9.82%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.25%              0.06%             12.52%
    Highest contract charges                  2.23%                --              10.02%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.25%              0.14%             31.98%
    Highest contract charges                  2.14%                --              29.18%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.25%              0.01%            (17.18)%
    Highest contract charges                  0.86%                --              (1.03)%
    Remaining contract charges                  --                 --                 --
HARTFORD GLOBAL LEADERS HLS FUND
 2006  Lowest contract charges                0.25%              0.26%             13.86%
    Highest contract charges                  2.25%              0.45%             11.33%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.25%              0.82%              2.33%
    Highest contract charges                  2.24%              0.50%              0.06%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.25%              0.55%             18.89%
    Highest contract charges                  2.22%              0.63%             16.25%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.25%              0.44%             35.24%
    Highest contract charges                  2.14%              0.63%             32.36%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.25%              0.86%            (19.71)%
    Highest contract charges                  0.87%              2.09%             (5.48)%
    Remaining contract charges                  --                 --                 --
HARTFORD GLOBAL TECHNOLOGY HLS FUND
 2006  Lowest contract charges                0.80%                --               9.48%
    Highest contract charges                  2.51%                --               7.57%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.80%              0.28%             10.27%
    Highest contract charges                  2.24%              0.03%              8.41%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.80%                --               0.54%
    Highest contract charges                  2.24%                --              (1.15)%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.25%                --              61.09%
    Highest contract charges                  2.14%                --              57.67%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.80%                --             (39.08)%
    Highest contract charges                  0.85%                --              (1.76)%
    Remaining contract charges                  --                 --                 --

-------------------------------------------------------------------------------

                                                                 UNIT            CONTRACT
SUB-ACCOUNT                                   UNITS          FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
HARTFORD DISCIPLINED EQUITY HLS FUND
 2006  Lowest contract charges                      21,944       $1.553671              $34,094
    Highest contract charges                        21,920        1.235525               27,081
    Remaining contract charges                 209,444,530              --          262,038,877
 2005  Lowest contract charges                      19,888        1.385101               27,547
    Highest contract charges                        23,390        1.124839               26,310
    Remaining contract charges                 223,807,197              --          254,062,410
 2004  Lowest contract charges                      34,276        1.302838               44,654
    Highest contract charges                        36,863        1.081024               39,849
    Remaining contract charges                 191,828,041              --          210,408,389
 2003  Lowest contract charges                      36,185        1.204783               43,596
    Highest contract charges                         4,728        1.020715                4,825
    Remaining contract charges                 158,609,459              --          169,201,720
 2002  Lowest contract charges                      52,554        0.937594               49,274
    Highest contract charges                        52,695        0.639773               33,713
    Remaining contract charges                 111,217,500              --           95,927,150
HARTFORD GROWTH HLS FUND
 2006  Lowest contract charges                     120,819        1.364233              164,826
    Highest contract charges                        22,655        1.261558               28,582
    Remaining contract charges                  91,958,776              --          120,998,939
 2005  Lowest contract charges                       2,131        1.341373                2,859
    Highest contract charges                        23,582        1.237093               29,173
    Remaining contract charges                 100,639,590              --          128,536,392
 2004  Lowest contract charges                       2,132        1.284781                2,739
    Highest contract charges                        34,863        1.219445               42,513
    Remaining contract charges                  83,563,942              --          103,580,566
 2003  Lowest contract charges                       2,131        1.144938                2,440
    Highest contract charges                       508,791        1.105522              562,479
    Remaining contract charges                  53,255,323              --           59,652,114
 2002  Lowest contract charges                       1,390        0.864276                1,202
    Highest contract charges                       158,880        0.852627              135,466
    Remaining contract charges                   5,666,699              --            4,854,861
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 2006  Lowest contract charges                       1,595        1.681584                2,682
    Highest contract charges                        36,692        1.532006               56,211
    Remaining contract charges                 118,449,735              --          187,743,375
 2005  Lowest contract charges                         472        1.504461                  711
    Highest contract charges                        33,845        1.399032               47,350
    Remaining contract charges                 122,226,773              --          175,721,829
 2004  Lowest contract charges                         473        1.296739                  613
    Highest contract charges                        31,865        1.230828               39,220
    Remaining contract charges                  86,565,356              --          108,754,173
 2003  Lowest contract charges                         472        1.109338                  524
    Highest contract charges                       130,070        1.071230              139,335
    Remaining contract charges                  35,060,632              --           38,067,259
 2002  Lowest contract charges                         308        0.773429                  238
    Highest contract charges                        38,884        0.763056               29,671
    Remaining contract charges                   3,758,702              --            2,882,167

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD DISCIPLINED EQUITY HLS FUND
 2006  Lowest contract charges                0.25%              1.18%             12.17%
    Highest contract charges                  2.35%              1.10%              9.84%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.25%              1.31%              6.31%
    Highest contract charges                  2.30%              1.93%              4.11%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.25%              1.12%              8.14%
    Highest contract charges                  2.29%              2.14%              5.95%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.25%              1.18%             28.50%
    Highest contract charges                  1.08%             19.22%             22.85%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.25%              0.41%            (24.84)%
    Highest contract charges                  0.86%                --              (3.72)%
    Remaining contract charges                  --                 --                 --
HARTFORD GROWTH HLS FUND
 2006  Lowest contract charges                0.80%              0.05%              3.78%
    Highest contract charges                  2.30%                --               1.98%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.26%                --               4.41%
    Highest contract charges                  2.26%                --               2.04%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.27%                --              12.21%
    Highest contract charges                  2.30%                --               9.94%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.25%                --              32.47%
    Highest contract charges                  2.14%                --              29.66%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.08%                --             (13.57)%
    Highest contract charges                  0.86%                --               1.96%
    Remaining contract charges                  --                 --                 --
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 2006  Lowest contract charges                0.25%              1.38%             11.77%
    Highest contract charges                  2.30%              0.81%              9.51%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.10%              0.22%             16.02%
    Highest contract charges                  2.29%              0.22%             13.67%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.11%                --              16.89%
    Highest contract charges                  2.29%                --              14.52%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.13%                --              43.43%
    Highest contract charges                  2.14%                --              40.39%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                  --                 --             (22.66)%
    Highest contract charges                  0.86%                --              (3.22)%
    Remaining contract charges                  --                 --                 --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                                 UNIT            CONTRACT
SUB-ACCOUNT                                   UNITS          FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
HARTFORD HIGH YIELD HLS FUND
 2006  Lowest contract charges                      34,702       $1.545072              $53,617
    Highest contract charges                         8,387        1.253995               10,520
    Remaining contract charges                 146,096,089              --          200,128,910
 2005  Lowest contract charges                      36,005        1.393324               50,167
    Highest contract charges                         8,395        1.157127                9,715
    Remaining contract charges                 164,325,003              --          205,760,031
 2004  Lowest contract charges                      13,478        1.367726               18,436
    Highest contract charges                        16,185        1.162544               18,816
    Remaining contract charges                 210,287,261              --          263,184,919
 2003  Lowest contract charges                      12,260        1.276627               15,652
    Highest contract charges                         3,816        1.175175                4,484
    Remaining contract charges                 193,063,007              --          229,355,882
 2002  Lowest contract charges                      12,180        1.038943               12,654
    Highest contract charges                        91,782        0.923229               84,736
    Remaining contract charges                  79,110,236              --           78,093,440
HARTFORD INDEX HLS FUND
 2006  Lowest contract charges                     409,894        6.601110            2,705,754
    Highest contract charges                        32,645        1.125560               36,747
    Remaining contract charges                 150,280,988              --          481,757,648
 2005  Lowest contract charges                     463,510        5.726045            2,654,077
    Highest contract charges                        33,133        0.997555               33,052
    Remaining contract charges                 179,509,282              --          510,361,193
 2004  Lowest contract charges                     514,412        5.487551            2,822,869
    Highest contract charges                        63,668        0.826016               52,591
    Remaining contract charges                 193,790,684              --          567,340,941
 2003  Lowest contract charges                     499,332        4.978349            2,485,847
    Highest contract charges                       245,318        0.767574              188,300
    Remaining contract charges                 180,901,244              --          549,557,877
 2002  Lowest contract charges                     529,513        3.891166            2,060,423
    Highest contract charges                        44,635        0.613581               27,387
    Remaining contract charges                 152,137,766              --          430,174,171
HARTFORD INTERNATIONAL CAPITAL
 APPRECIATION HLS FUND
 2006  Lowest contract charges                     489,334        1.744813              853,797
    Highest contract charges                           184        1.545615                  280
    Remaining contract charges                 137,153,578              --          222,680,138
 2005  Lowest contract charges                     455,872        1.409696              642,641
    Highest contract charges                     1,001,922        1.279075            1,281,533
    Remaining contract charges                 120,153,696              --          159,520,141
 2004  Lowest contract charges                     775,074        1.331224            1,031,797
    Highest contract charges                       675,386        1.235361              834,345
    Remaining contract charges                  82,396,322              --          104,716,638
 2003  Lowest contract charges                     351,869        1.070076              376,527
    Highest contract charges                       160,086        1.015586              162,581
    Remaining contract charges                  28,798,243              --           29,781,746
 2002  Lowest contract charges                     348,305        0.710321              247,408
    Highest contract charges                        14,372        0.688763                9,899
    Remaining contract charges                   9,798,822              --            6,822,180

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD HIGH YIELD HLS FUND
 2006  Lowest contract charges                0.25%             14.91%             10.89%
    Highest contract charges                  2.30%             14.54%              8.37%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.25%              7.95%              1.87%
    Highest contract charges                  2.29%              6.30%             (0.47)%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.25%              4.84%              7.14%
    Highest contract charges                  2.28%              5.67%              4.70%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.25%              0.23%             22.88%
    Highest contract charges                  2.18%              5.21%             20.51%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.25%              5.37%             (7.12)%
    Highest contract charges                  0.86%                --               4.58%
    Remaining contract charges                  --                 --                 --
HARTFORD INDEX HLS FUND
 2006  Lowest contract charges                0.15%              1.73%             15.28%
    Highest contract charges                  2.30%              1.76%             12.83%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.15%              1.82%              4.35%
    Highest contract charges                  2.29%              2.18%              2.13%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.15%              1.28%             10.23%
    Highest contract charges                  2.28%              1.33%              7.61%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.15%              1.38%             27.94%
    Highest contract charges                  2.14%              1.35%             25.10%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.15%              1.06%            (22.56)%
    Highest contract charges                  0.87%              3.49%             (3.86)%
    Remaining contract charges                  --                 --                 --
HARTFORD INTERNATIONAL CAPITAL
 APPRECIATION HLS FUND
 2006  Lowest contract charges                0.25%              0.84%             23.77%
    Highest contract charges                  2.49%              6.69%             20.96%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.25%              0.79%              5.90%
    Highest contract charges                  2.24%              0.63%              3.54%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.25%                --              24.41%
    Highest contract charges                  2.22%                --              21.64%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.25%                --              50.65%
    Highest contract charges                  2.14%                --              47.45%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.25%              0.33%            (17.42)%
    Highest contract charges                  0.87%              0.49%             (7.89)%
    Remaining contract charges                  --                 --                 --

-------------------------------------------------------------------------------

                                                                 UNIT            CONTRACT
SUB-ACCOUNT                                   UNITS          FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL SMALL COMPANY
 HLS FUND
 2006  Lowest contract charges                     484,431       $2.425827           $1,175,147
    Highest contract charges                           133        2.148944                  280
    Remaining contract charges                  46,424,331              --          105,229,592
 2005  Lowest contract charges                     562,002        1.880250            1,056,705
    Highest contract charges                        94,879        1.706129              161,876
    Remaining contract charges                  45,327,460              --           80,627,715
 2004  Lowest contract charges                     446,922        1.589394              710,330
    Highest contract charges                        52,354        1.474983               77,222
    Remaining contract charges                  23,570,631              --           35,805,129
 2003  Lowest contract charges                     328,754        1.362283              447,856
    Highest contract charges                        35,939        1.292958               46,468
    Remaining contract charges                  14,251,263              --           18,811,999
 2002  Lowest contract charges                     326,822        0.888344              290,330
    Highest contract charges                        12,000        0.861415               10,337
    Remaining contract charges                   7,006,393              --            6,111,601
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 2006  Lowest contract charges                     724,127        3.087435            2,235,696
    Highest contract charges                           448        1.396518                  476
    Remaining contract charges                 266,269,150              --          501,482,497
 2005  Lowest contract charges                     630,407        2.484405            1,566,186
    Highest contract charges                     1,522,600        1.152197            1,754,335
    Remaining contract charges                 265,945,207              --          411,914,079
 2004  Lowest contract charges                     587,147        2.170771            1,274,575
    Highest contract charges                     1,225,189        1.030653            1,262,745
    Remaining contract charges                 234,955,896              --          341,197,582
 2003  Lowest contract charges                     387,521        1.841119              713,473
    Highest contract charges                        65,077        0.656540               42,726
    Remaining contract charges                 167,272,209              --          242,936,202
 2002  Lowest contract charges                     339,540        1.385382              470,392
    Highest contract charges                        19,716        0.505242                9,961
    Remaining contract charges                 169,537,173              --          195,346,875

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD INTERNATIONAL SMALL COMPANY
 HLS FUND
 2006  Lowest contract charges                0.25%              1.76%             29.02%
    Highest contract charges                  2.49%             19.77%             26.08%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.25%              2.81%             18.30%
    Highest contract charges                  2.23%              3.11%             15.67%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.25%                --              16.67%
    Highest contract charges                  2.23%                --              14.08%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.25%              1.03%             53.35%
    Highest contract charges                  2.14%              1.01%             50.10%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.25%                --              (5.32)%
    Highest contract charges                  0.86%                --              (8.17)%
    Remaining contract charges                  --                 --                 --
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 2006  Lowest contract charges                0.15%              2.79%             24.27%
    Highest contract charges                  2.46%             18.24%             21.33%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.15%                --              14.45%
    Highest contract charges                  2.24%                --              11.79%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.15%              0.85%             17.91%
    Highest contract charges                  2.22%              1.12%             15.17%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.15%              1.00%             32.90%
    Highest contract charges                  2.14%              1.38%             29.95%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.15%              1.91%            (18.06)%
    Highest contract charges                  0.87%              2.66%             (7.19)%
    Remaining contract charges                  --                 --                 --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                                 UNIT            CONTRACT
SUB-ACCOUNT                                   UNITS          FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
HARTFORD MID CAP HLS FUND
 2006  Lowest contract charges                      91,088       $4.488637             $408,861
    Highest contract charges                        86,148        1.535950              132,319
    Remaining contract charges                 116,133,705              --          441,959,147
 2005  Lowest contract charges                     130,086        4.026977              523,853
    Highest contract charges                        95,205        1.407944              134,043
    Remaining contract charges                 142,904,679              --          495,121,315
 2004  Lowest contract charges                     137,854        3.456884              476,535
    Highest contract charges                        67,002        1.234870               82,739
    Remaining contract charges                 166,445,709              --          501,072,556
 2003  Lowest contract charges                     152,661        2.976328              454,368
    Highest contract charges                        52,821        1.086282               57,378
    Remaining contract charges                 190,796,265              --          500,771,393
 2002  Lowest contract charges                     197,658        2.167314              428,386
    Highest contract charges                        22,214        0.808702               17,964
    Remaining contract charges                 221,311,578              --          428,054,638
HARTFORD MIDCAP VALUE HLS FUND
 2006  Lowest contract charges                     116,250        1.852567              215,362
    Highest contract charges                           407        1.641155                  662
    Remaining contract charges                 191,441,050              --          330,002,883
 2005  Lowest contract charges                     150,755        1.575507              237,516
    Highest contract charges                        11,918        1.441857               17,184
    Remaining contract charges                 224,614,572              --          333,623,834
 2004  Lowest contract charges                     154,287        1.436027              221,561
    Highest contract charges                        13,207        1.341421               17,717
    Remaining contract charges                 252,447,972              --          346,278,242
 2003  Lowest contract charges                      57,987        1.237863               71,780
    Highest contract charges                       584,347        1.174916              686,558
    Remaining contract charges                 214,236,999              --          256,758,780
 2002  Lowest contract charges                      55,661        0.866054               48,205
    Highest contract charges                        41,022        0.839851               34,453
    Remaining contract charges                 141,264,957              --          120,141,088
HARTFORD MONEY MARKET HLS FUND
 2006  Lowest contract charges                     180,900        3.759674              680,125
    Highest contract charges                        17,078        0.985873               16,837
    Remaining contract charges                 189,769,798              --          304,833,118
 2005  Lowest contract charges                     198,681        3.596180              714,492
    Highest contract charges                        53,456        0.997610               53,329
    Remaining contract charges                 223,379,346              --          372,894,778
 2004  Lowest contract charges                     228,881        3.501964              801,514
    Highest contract charges                        27,149        0.992573               26,947
    Remaining contract charges                 204,489,573              --          329,292,128
 2003  Lowest contract charges                     196,033        3.474434              681,104
    Highest contract charges                         2,234        1.095596                2,447
    Remaining contract charges                 273,402,081              --          476,941,974
 2002  Lowest contract charges                     224,024        3.453805              773,736
    Highest contract charges                        79,341        1.047171               83,084
    Remaining contract charges                 394,433,588              --          682,651,598

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD MID CAP HLS FUND
 2006  Lowest contract charges                0.25%              0.94%             11.46%
    Highest contract charges                  2.15%              0.82%              9.09%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.25%              0.41%             16.49%
    Highest contract charges                  2.14%              0.08%             14.02%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.25%              0.27%             16.15%
    Highest contract charges                  2.14%              0.14%             13.68%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.25%              0.25%             37.33%
    Highest contract charges                  2.11%                --              34.41%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.25%              0.12%            (14.43)%
    Highest contract charges                  0.75%                --              (2.64)%
    Remaining contract charges                  --                 --                 --
HARTFORD MIDCAP VALUE HLS FUND
 2006  Lowest contract charges                0.25%              0.84%             17.59%
    Highest contract charges                  2.39%              8.78%             14.91%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.25%              0.60%              9.71%
    Highest contract charges                  2.29%              0.59%              7.49%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.25%              0.11%             16.01%
    Highest contract charges                  2.29%              0.18%             13.66%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.25%                --              42.93%
    Highest contract charges                  2.13%                --              39.90%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.25%              0.14%            (13.23)%
    Highest contract charges                  0.86%              0.40%             (4.37)%
    Remaining contract charges                  --                 --                 --
HARTFORD MONEY MARKET HLS FUND
 2006  Lowest contract charges                0.15%              4.59%              4.55%
    Highest contract charges                  2.18%              4.88%              2.07%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.15%              2.77%              2.69%
    Highest contract charges                  2.28%              2.86%              0.51%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.15%              0.96%              0.79%
    Highest contract charges                  2.30%              1.06%             (1.35)%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.15%              0.75%              0.60%
    Highest contract charges                  2.23%              0.77%             (1.44)%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.15%              1.45%              1.31%
    Highest contract charges                  0.84%              0.31%             (0.50)%
    Remaining contract charges                  --                 --                 --

-------------------------------------------------------------------------------

                                                                 UNIT            CONTRACT
SUB-ACCOUNT                                   UNITS          FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
HARTFORD MORTGAGE SECURITIES HLS FUND
 2006  Lowest contract charges                      92,980       $4.700415             $437,047
    Highest contract charges                        15,938        1.292541               20,597
    Remaining contract charges                  86,280,149              --          193,372,410
 2005  Lowest contract charges                     108,001        4.497292              485,712
    Highest contract charges                        15,938        1.263558               20,138
    Remaining contract charges                 104,479,037              --          227,830,618
 2004  Lowest contract charges                     114,077        4.400092              501,946
    Highest contract charges                        13,206        1.221900               16,136
    Remaining contract charges                 117,210,353              --          260,149,442
 2003  Lowest contract charges                     119,937        4.232311              507,610
    Highest contract charges                         4,880        1.241771                6,059
    Remaining contract charges                 122,810,680              --          281,097,243
 2002  Lowest contract charges                     189,137        4.143828              783,749
    Highest contract charges                        32,965        1.205494               39,739
    Remaining contract charges                 123,825,077              --          311,388,315
HARTFORD SMALL COMPANY HLS FUND
 2006  Lowest contract charges                      50,965        2.856648              145,590
    Highest contract charges                         8,528        1.716144               14,632
    Remaining contract charges                 146,161,526              --          287,541,255
 2005  Lowest contract charges                      82,234        2.502756              205,812
    Highest contract charges                         9,099        1.535462               13,971
    Remaining contract charges                 170,296,865              --          299,587,847
 2004  Lowest contract charges                      82,822        2.073435              171,723
    Highest contract charges                         5,895        1.299719                7,662
    Remaining contract charges                 199,698,662              --          297,752,409
 2003  Lowest contract charges                      63,783        1.852907              118,183
    Highest contract charges                       319,561        0.620119              198,166
    Remaining contract charges                 201,455,349              --          284,973,790
 2002  Lowest contract charges                     105,669        1.191733              125,929
    Highest contract charges                        95,497        0.407492               38,914
    Remaining contract charges                 165,803,283              --          163,298,092
HARTFORD SMALLCAP GROWTH HLS FUND
 2006  Lowest contract charges                      21,586        1.494711               32,265
    Highest contract charges                        50,258        1.361718               68,438
    Remaining contract charges                 130,096,030              --          182,903,387
 2005  Lowest contract charges                      21,476        1.402296               30,116
    Highest contract charges                        47,507        1.303997               61,949
    Remaining contract charges                 139,002,426              --          185,843,682
 2004  Lowest contract charges                      18,820        1.266246               23,829
    Highest contract charges                        38,409        1.201867               46,163
    Remaining contract charges                 110,081,583              --          134,625,867
 2003  Lowest contract charges                       7,736        1.099730                8,507
    Highest contract charges                       138,977        1.066415              148,207
    Remaining contract charges                  55,937,543              --           60,274,980
 2002  Lowest contract charges                      11,419        0.734700                8,389
    Highest contract charges                        49,345        0.727847               35,915
    Remaining contract charges                   8,458,510              --            6,168,489

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD MORTGAGE SECURITIES HLS FUND
 2006  Lowest contract charges                0.15%              9.93%              4.52%
    Highest contract charges                  2.30%             10.42%              2.29%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.15%              4.09%              2.21%
    Highest contract charges                  2.28%              4.92%              0.04%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.15%              4.73%              3.96%
    Highest contract charges                  2.28%              5.47%              1.50%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.15%              2.83%              2.14%
    Highest contract charges                  1.42%                --              (0.42)%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.15%              3.50%              7.99%
    Highest contract charges                  0.86%                --               1.82%
    Remaining contract charges                  --                 --                 --
HARTFORD SMALL COMPANY HLS FUND
 2006  Lowest contract charges                0.25%              0.14%             14.14%
    Highest contract charges                  2.35%              0.18%             11.77%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.25%                --              20.71%
    Highest contract charges                  2.30%                --              18.20%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.25%                --              11.90%
    Highest contract charges                  2.30%                --               9.63%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.25%                --              55.48%
    Highest contract charges                  2.14%                --              52.18%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.25%                --             (30.40)%
    Highest contract charges                  0.86%                --              (6.51)%
    Remaining contract charges                  --                 --                 --
HARTFORD SMALLCAP GROWTH HLS FUND
 2006  Lowest contract charges                0.25%              0.37%              6.59%
    Highest contract charges                  2.30%              0.38%              4.43%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.25%              0.42%             10.74%
    Highest contract charges                  2.29%              0.43%              8.50%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.25%                --              15.14%
    Highest contract charges                  2.31%                --              12.81%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.25%                --              49.68%
    Highest contract charges                  2.14%                --              46.52%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.17%                --             (26.53)%
    Highest contract charges                  0.87%                --              (0.11)%
    Remaining contract charges                  --                 --                 --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                                 UNIT            CONTRACT
SUB-ACCOUNT                                   UNITS          FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
HARTFORD STOCK HLS FUND
 2006  Lowest contract charges                     360,176      $18.312083           $6,595,568
    Highest contract charges                        19,725        1.080023               21,305
    Remaining contract charges                 509,651,702              --        1,668,131,111
 2005  Lowest contract charges                     445,941       15.995609            7,133,092
    Highest contract charges                        21,051        0.964381               20,301
    Remaining contract charges                 579,653,526              --        1,744,918,795
 2004  Lowest contract charges                     503,076       14.613751            7,351,749
    Highest contract charges                        72,573        0.901119               65,397
    Remaining contract charges                 599,725,680              --        1,843,893,605
 2003  Lowest contract charges                     556,424       14.049941            7,817,725
    Highest contract charges                        14,429        0.885188               12,772
    Remaining contract charges                 514,342,711              --        1,895,577,127
 2002  Lowest contract charges                     581,847       11.125700            6,473,459
    Highest contract charges                       183,544        0.614967              112,874
    Remaining contract charges                 470,230,306              --        1,597,563,336
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
 2006  Lowest contract charges                      33,398        1.176989               39,309
    Highest contract charges                        51,455        1.072210               55,172
    Remaining contract charges                 217,935,512              --          240,657,513
 2005  Lowest contract charges                       6,875        1.134413                7,799
    Highest contract charges                        51,254        1.054831               54,064
    Remaining contract charges                 251,032,302              --          271,142,875
 2004  Lowest contract charges                      24,526        1.119842               27,471
    Highest contract charges                        31,362        1.062866               33,333
    Remaining contract charges                 244,710,700              --          264,721,831
 2003  Lowest contract charges                      25,342        1.099864               27,873
    Highest contract charges                       787,915        1.062371              837,058
    Remaining contract charges                 195,476,744              --          210,484,019
 2002  Lowest contract charges                         463        1.079447                  499
    Highest contract charges                       299,880        1.065316              319,467
    Remaining contract charges                 170,934,078              --          183,167,830
HARTFORD VALUE HLS FUND
 2006  Lowest contract charges                      21,744        1.442787               31,372
    Highest contract charges                           217        1.278119                  280
    Remaining contract charges                  99,560,127              --          133,771,660
 2005  Lowest contract charges                      81,900        1.187282               97,238
    Highest contract charges                        12,794        1.076228               13,769
    Remaining contract charges                  86,647,314              --           96,833,798
 2004  Lowest contract charges                      81,804        1.100729               90,044
    Highest contract charges                       469,288        1.021490              479,374
    Remaining contract charges                  79,983,354              --           83,985,181
 2003  Lowest contract charges                      11,296        0.996768               11,260
    Highest contract charges                       470,752        0.946054              445,357
    Remaining contract charges                  88,790,909              --           85,769,830
 2002  Lowest contract charges                       7,205        0.777002                5,598
    Highest contract charges                        57,791        0.753475               43,544
    Remaining contract charges                  36,168,378              --           27,580,754

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD STOCK HLS FUND
 2006  Lowest contract charges                0.15%              1.24%             14.48%
    Highest contract charges                  2.35%              1.33%             11.99%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.15%              1.85%              9.46%
    Highest contract charges                  2.30%              3.10%              7.07%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.15%              1.08%              4.01%
    Highest contract charges                  2.29%              2.22%              1.80%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.15%              1.20%             26.28%
    Highest contract charges                  2.17%              1.75%             23.72%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.15%              0.96%            (24.36)%
    Highest contract charges                  0.87%              4.07%             (4.19)%
    Remaining contract charges                  --                 --                 --
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
 2006  Lowest contract charges                0.25%              1.92%              3.75%
    Highest contract charges                  2.30%              3.52%              1.65%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.25%              2.85%              1.30%
    Highest contract charges                  2.29%              2.72%             (0.76)%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.26%              4.25%              1.82%
    Highest contract charges                  2.27%              5.66%             (0.25)%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.24%              2.39%              1.89%
    Highest contract charges                  2.14%              1.62%             (0.28)%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.17%                --               7.94%
    Highest contract charges                  0.87%                --               3.24%
    Remaining contract charges                  --                 --                 --
HARTFORD VALUE HLS FUND
 2006  Lowest contract charges                0.26%              1.31%             21.52%
    Highest contract charges                  2.30%              0.02%             18.76%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.25%              2.47%              7.86%
    Highest contract charges                  2.26%              3.07%              5.41%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.25%              0.12%             10.43%
    Highest contract charges                  2.22%              0.30%              7.97%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.24%              1.71%             28.28%
    Highest contract charges                  2.13%              1.35%             25.56%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.25%              2.82%            (22.83)%
    Highest contract charges                  0.86%              3.30%             (7.65)%
    Remaining contract charges                  --                 --                 --

-------------------------------------------------------------------------------

                                                                 UNIT            CONTRACT
SUB-ACCOUNT                                   UNITS          FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
HARTFORD VALUE OPPORTUNITIES HLS FUND
 2006  Lowest contract charges                       7,788       $1.727803              $13,456
    Highest contract charges                           179        1.557284                  277
    Remaining contract charges                  82,255,893              --          133,915,712
 2005  Lowest contract charges                       7,184        1.455279               10,455
    Highest contract charges                        37,499        1.353266               50,746
    Remaining contract charges                  77,145,548              --          107,153,107
 2004  Lowest contract charges                       7,182        1.346821                9,675
    Highest contract charges                        31,974        1.278344               40,873
    Remaining contract charges                  45,435,620              --           59,158,981
 2003  Lowest contract charges                       7,184        1.135807                8,160
    Highest contract charges                       106,711        1.096794              117,040
    Remaining contract charges                  20,292,853              --           22,576,062
 2002  Lowest contract charges                         501        0.802578                  402
    Highest contract charges                        41,554        0.791806               32,903
    Remaining contract charges                   2,924,581              --            2,328,821
HARTFORD EQUITY INCOME HLS FUND
 2006  Lowest contract charges                     125,566        1.454231              182,602
    Highest contract charges                           203        1.376206                  280
    Remaining contract charges                  69,961,903              --           99,714,093
 2005  Lowest contract charges                     127,860        1.213565              155,166
    Highest contract charges                        11,411        1.168704               13,336
    Remaining contract charges                  44,100,995              --           52,738,119
 2004  Lowest contract charges                     120,881        1.167130              141,083
    Highest contract charges                        36,238        1.147159               41,571
    Remaining contract charges                  21,987,625              --           25,447,060
 2003  Lowest contract charges                      85,332        1.074486               91,688
    Highest contract charges                         2,562        1.072237                2,748
    Remaining contract charges                   1,537,343              --            1,651,214
HUNTINGTON VA INCOME EQUITY FUND
 2006  Lowest contract charges                   1,357,842        1.386243            1,882,300
    Highest contract charges                         1,002       14.526096               14,588
    Remaining contract charges                  18,511,731              --           26,086,585
 2005  Lowest contract charges                   1,480,504        1.245491            1,843,954
    Highest contract charges                         1,005       13.188877               13,257
    Remaining contract charges                  20,556,906              --           26,134,083
 2004  Lowest contract charges                   1,246,688        1.223402            1,525,199
    Highest contract charges                         1,006       13.091689               13,172
    Remaining contract charges                  21,630,843              --           27,010,400
 2003  Lowest contract charges                     573,447        1.088842              624,394
    Highest contract charges                         5,133        1.178220                6,048
    Remaining contract charges                  18,641,735              --           20,135,827
 2002  Lowest contract charges                   4,274,668        0.930340            3,976,895
    Highest contract charges                        23,290        1.016922               23,684
    Remaining contract charges                   3,998,056              --            3,596,499

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD VALUE OPPORTUNITIES HLS FUND
 2006  Lowest contract charges                0.25%              1.47%             18.73%
    Highest contract charges                  2.50%             14.93%             16.03%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.25%              1.46%              8.05%
    Highest contract charges                  2.29%              1.47%              5.86%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.25%              0.31%             18.58%
    Highest contract charges                  2.29%              0.59%             16.17%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.23%              0.12%             41.52%
    Highest contract charges                  2.14%              0.57%             38.52%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                  --                 --             (19.74)%
    Highest contract charges                  0.86%                --              (1.89)%
    Remaining contract charges                  --                 --                 --
HARTFORD EQUITY INCOME HLS FUND
 2006  Lowest contract charges                0.80%              1.97%             19.83%
    Highest contract charges                  2.30%              0.04%             17.76%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.80%              1.65%              3.98%
    Highest contract charges                  2.26%              1.69%              2.18%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.79%              2.62%              8.56%
    Highest contract charges                  2.29%              2.20%              6.95%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.17%              0.34%              7.45%
    Highest contract charges                  0.35%              0.22%              7.22%
    Remaining contract charges                  --                 --                 --
HUNTINGTON VA INCOME EQUITY FUND
 2006  Lowest contract charges                1.15%              1.95%             11.30%
    Highest contract charges                  2.20%              1.92%             10.14%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.15%              1.66%              1.81%
    Highest contract charges                  2.19%              1.59%              0.74%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.15%                --              12.36%
    Highest contract charges                  2.19%                --              11.18%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.76%              5.16%             17.39%
    Highest contract charges                  2.13%              3.93%              5.91%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.25%              2.64%            (11.07)%
    Highest contract charges                  0.55%              2.61%              1.69%
    Remaining contract charges                  --                 --                 --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                                 UNIT            CONTRACT
SUB-ACCOUNT                                   UNITS          FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
HUNTINGTON VA DIVIDEND CAPTURE FUND
 2006  Lowest contract charges                   1,458,400       $1.605338           $2,341,225
    Highest contract charges                         2,295       15.587245               35,752
    Remaining contract charges                  17,499,021              --           29,767,688
 2005  Lowest contract charges                   1,528,011        1.392884            2,128,342
    Highest contract charges                         2,064       13.667079               28,213
    Remaining contract charges                  19,317,244              --           28,571,360
 2004  Lowest contract charges                   1,250,807        1.360181            1,701,323
    Highest contract charges                         1,684       13.486371               22,712
    Remaining contract charges                  17,908,162              --           25,498,531
 2003  Lowest contract charges                     548,392        1.209553              663,310
    Highest contract charges                         1,673        1.212721                2,029
    Remaining contract charges                  13,295,923              --           15,975,092
 2002  Lowest contract charges                   1,642,701        1.008527            1,656,708
    Highest contract charges                        26,080        1.021417               26,638
    Remaining contract charges                   1,533,243              --            1,540,066
HUNTINGTON VA GROWTH FUND
 2006  Lowest contract charges                   1,326,826        0.910619            1,208,233
    Highest contract charges                           368       12.484412                4,600
    Remaining contract charges                  13,960,102              --           13,493,654
 2005  Lowest contract charges                   1,402,830        0.854848            1,199,206
    Highest contract charges                           368       11.843525                4,364
    Remaining contract charges                  15,571,934              --           14,196,114
 2004  Lowest contract charges                   1,238,894        0.858574            1,063,682
    Highest contract charges                           222       12.020640                2,672
    Remaining contract charges                  15,962,090              --           14,599,866
 2003  Lowest contract charges                     479,723        0.821875              394,272
    Highest contract charges                         3,407        1.163564                3,965
    Remaining contract charges                  13,714,704              --           11,224,247
 2002  Lowest contract charges                   2,576,023        0.717265            1,847,691
    Highest contract charges                        18,197        1.025764               18,666
    Remaining contract charges                   2,334,102              --            1,667,647

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HUNTINGTON VA DIVIDEND CAPTURE FUND
 2006  Lowest contract charges                1.15%              3.45%             15.25%
    Highest contract charges                  2.20%              3.60%             14.05%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.15%              3.04%              2.40%
    Highest contract charges                  2.19%              2.85%              1.34%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.15%              0.05%             12.45%
    Highest contract charges                  2.20%              0.04%             11.28%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.76%              8.11%             17.32%
    Highest contract charges                  2.12%              6.24%             18.78%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.24%              3.93%             (1.29)%
    Highest contract charges                  0.55%              3.15%              2.14%
    Remaining contract charges                  --                 --                 --
HUNTINGTON VA GROWTH FUND
 2006  Lowest contract charges                1.15%              0.42%              6.52%
    Highest contract charges                  2.20%              0.42%              5.41%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.15%              0.48%             (0.43)%
    Highest contract charges                  2.19%              0.48%             (1.47)%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.14%              0.01%              4.47%
    Highest contract charges                  1.88%                --               3.37%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.76%              0.52%             14.12%
    Highest contract charges                  2.13%              0.41%             13.48%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.24%              0.09%            (21.55)%
    Highest contract charges                  0.52%              0.09%              2.58%
    Remaining contract charges                  --                 --                 --

-------------------------------------------------------------------------------

                                                                 UNIT            CONTRACT
SUB-ACCOUNT                                   UNITS          FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
HUNTINGTON VA MID CORP AMERICA FUND
 2006  Lowest contract charges                     903,142       $1.670403           $1,508,611
    Highest contract charges                         1,414       16.981289               23,996
    Remaining contract charges                   8,883,372              --           16,040,145
 2005  Lowest contract charges                     944,019        1.575703            1,487,493
    Highest contract charges                         1,319       16.187755               21,356
    Remaining contract charges                   9,811,733              --           16,639,604
 2004  Lowest contract charges                     716,058        1.414637            1,012,962
    Highest contract charges                         1,096       14.686427               16,095
    Remaining contract charges                   9,475,108              --           14,079,202
 2003  Lowest contract charges                     343,817        1.223973              420,823
    Highest contract charges                        20,062        1.286970               25,819
    Remaining contract charges                   7,678,163              --            9,341,575
 2002  Lowest contract charges                   1,472,187        0.955426            1,406,566
    Highest contract charges                         8,589        1.013172                8,702
    Remaining contract charges                   1,626,175              --            1,548,476
HUNTINGTON VA NEW ECONOMY FUND
 2006  Lowest contract charges                     476,882        1.726573              823,372
    Highest contract charges                           663       17.832991               11,818
    Remaining contract charges                   3,025,285              --            5,525,735
 2005  Lowest contract charges                     460,164        1.583729              728,775
    Highest contract charges                           576       16.530340                9,522
    Remaining contract charges                   3,241,472              --            5,442,900
 2004  Lowest contract charges                     387,062        1.414741              547,594
    Highest contract charges                           471       14.922274                7,030
    Remaining contract charges                   2,667,652              --            3,947,994
 2003  Lowest contract charges                     169,665        1.205103              204,463
    Highest contract charges                         2,565        1.287366                3,301
    Remaining contract charges                   1,973,484              --            2,361,727
 2002  Lowest contract charges                     268,124        0.926873              248,517
    Highest contract charges                        45,832        0.921587               42,238
    Remaining contract charges                     362,569              --              334,895

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HUNTINGTON VA MID CORP AMERICA FUND
 2006  Lowest contract charges                1.15%              0.40%              6.01%
    Highest contract charges                  2.20%              0.40%              4.90%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.14%              0.11%             11.39%
    Highest contract charges                  2.19%              0.10%             10.22%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.14%              0.02%             15.58%
    Highest contract charges                  2.21%              0.01%             14.37%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.75%              0.33%             27.85%
    Highest contract charges                  1.36%              0.21%             27.08%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.24%                --             (14.09)%
    Highest contract charges                  0.52%                --               1.32%
    Remaining contract charges                  --                 --                 --
HUNTINGTON VA NEW ECONOMY FUND
 2006  Lowest contract charges                1.15%              0.12%              9.02%
    Highest contract charges                  2.20%              0.12%              7.88%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.14%                --              11.95%
    Highest contract charges                  2.19%                --              10.78%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.15%                --              17.40%
    Highest contract charges                  2.19%                --              16.17%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.75%                --              24.59%
    Highest contract charges                  1.36%                --              23.84%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.24%                --             (14.74)%
    Highest contract charges                  0.82%                --              (4.18)%
    Remaining contract charges                  --                 --                 --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                                 UNIT            CONTRACT
SUB-ACCOUNT                                   UNITS          FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
HUNTINGTON VA ROTATING MARKETS FUND
 2006  Lowest contract charges                     201,875       $1.518849             $306,618
    Highest contract charges                           488       17.232689                8,403
    Remaining contract charges                   3,272,842              --            5,217,689
 2005  Lowest contract charges                     208,756        1.284505              268,148
    Highest contract charges                           390       14.727656                5,742
    Remaining contract charges                   3,502,458              --            4,668,262
 2004  Lowest contract charges                     200,497        1.184861              237,561
    Highest contract charges                           269       13.728544                3,698
    Remaining contract charges                   3,663,237              --            4,504,816
 2003  Lowest contract charges                     108,665        1.073672              116,671
    Highest contract charges                         2,626        1.259938                3,308
    Remaining contract charges                   3,390,575              --            3,614,945
 2002  Lowest contract charges                     471,048        0.873678              411,544
    Highest contract charges                        49,815        0.868697               43,274
    Remaining contract charges                     326,529              --              284,293
HUNTINGTON VA INTERNATIONAL EQUITY
 FUND
 2006  Lowest contract charges                      86,174        1.595122              137,458
    Highest contract charges                        10,935        1.557680               17,031
    Remaining contract charges                     785,074              --            1,240,140
 2005  Lowest contract charges                      34,319        1.283054               44,033
    Highest contract charges                         8,493        1.265836               10,750
    Remaining contract charges                     117,236              --              149,865
HUNTINGTON VA MACRO 100 FUND
 2006  Lowest contract charges                     383,722        1.161549              445,712
    Highest contract charges                        24,272        1.135683               27,566
    Remaining contract charges                   2,510,211              --            2,884,852
 2005  Lowest contract charges                     388,124        1.095413              425,156
    Highest contract charges                        24,746        1.080705               26,743
    Remaining contract charges                   2,525,316              --            2,748,214
 2004  Lowest contract charges                     110,296        1.053890              116,240
    Highest contract charges                       155,815        1.049655              163,552
    Remaining contract charges                     664,528              --              698,897
HUNTINGTON VA MORTGAGE SECURITIES FUND
 2006  Lowest contract charges                       9,161        1.093359               10,016
    Highest contract charges                       141,554        1.071695              151,703
    Remaining contract charges                     835,276              --              906,793
 2005  Lowest contract charges                       9,307        1.044465                9,720
    Highest contract charges                        12,002        1.034325               12,414
    Remaining contract charges                     252,220              --              262,241

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HUNTINGTON VA ROTATING MARKETS FUND
 2006  Lowest contract charges                1.15%              0.65%             18.24%
    Highest contract charges                  2.20%              0.69%             17.01%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.15%              0.66%              8.41%
    Highest contract charges                  2.19%              0.54%              7.28%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.14%              0.46%             10.36%
    Highest contract charges                  2.13%                --               9.20%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.76%                --              22.02%
    Highest contract charges                  1.37%                --              21.29%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.23%                --             (16.17)%
    Highest contract charges                  0.82%                --              (3.00)%
    Remaining contract charges                  --                 --                 --
HUNTINGTON VA INTERNATIONAL EQUITY
 FUND
 2006  Lowest contract charges                1.15%              1.12%             24.32%
    Highest contract charges                  2.10%              1.03%             23.15%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.13%              2.38%             15.30%
    Highest contract charges                  2.02%              1.29%             14.79%
    Remaining contract charges                  --                 --                 --
HUNTINGTON VA MACRO 100 FUND
 2006  Lowest contract charges                1.15%              0.16%              6.04%
    Highest contract charges                  2.05%              0.16%              5.09%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.14%              0.22%              3.94%
    Highest contract charges                  2.01%              0.25%              3.01%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.56%                --               5.39%
    Highest contract charges                  0.95%                --               4.97%
    Remaining contract charges                  --                 --                 --
HUNTINGTON VA MORTGAGE SECURITIES FUND
 2006  Lowest contract charges                1.15%              1.29%              4.68%
    Highest contract charges                  1.96%                --               3.85%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.13%                --              (0.17)%
    Highest contract charges                  1.76%                --              (0.49)%
    Remaining contract charges                  --                 --                 --

-------------------------------------------------------------------------------

                                                                 UNIT            CONTRACT
SUB-ACCOUNT                                   UNITS          FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
HUNTINGTON VA SITUS SMALL CAP FUND
 2006  Lowest contract charges                     276,672       $1.355598             $375,056
    Highest contract charges                         2,512        1.320436                3,319
    Remaining contract charges                   2,160,921              --            2,893,084
 2005  Lowest contract charges                     205,615        1.307997              268,943
    Highest contract charges                         2,514        1.287526                3,237
    Remaining contract charges                   2,025,846              --            2,629,397
 2004  Lowest contract charges                      52,699        1.129135               59,505
    Highest contract charges                         1,732        1.123192                1,945
    Remaining contract charges                     544,842              --              613,494
BLACKROCK GLOBAL GROWTH V.I. FUND
 2006  Lowest contract charges                      66,557        1.169006               77,806
    Highest contract charges                        35,363        1.451107               51,315
    Remaining contract charges                      47,005              --               53,958
 2005  Lowest contract charges                      66,577        0.970165               64,591
    Highest contract charges                        20,364        1.210922               24,659
    Remaining contract charges                      50,546              --               48,291
 2004  Lowest contract charges                      66,601        0.853719               56,860
    Highest contract charges                        22,397        1.071461               23,997
    Remaining contract charges                      22,034              --               18,663
 2003  Lowest contract charges                      76,083        0.750243               57,081
    Highest contract charges                        23,755        0.946792               22,491
    Remaining contract charges                      23,759              --               17,720
 2002  Lowest contract charges                      71,653        0.568797               40,756
    Highest contract charges                         7,735        0.721758                5,583
    Remaining contract charges                      25,865              --               14,655
BLACKROCK LARGE CAP GROWTH V. I. FUND
 2006  Lowest contract charges                      75,713        1.013309               76,721
    Highest contract charges                         6,312        1.206478                7,616
    Remaining contract charges                      77,060              --               76,434
 2005  Lowest contract charges                      79,904        0.957033               76,470
    Highest contract charges                         6,312        1.145764                7,233
    Remaining contract charges                      85,515              --               80,369
 2004  Lowest contract charges                      83,186        0.875864               72,860
    Highest contract charges                         6,312        1.054364                6,656
    Remaining contract charges                      34,138              --               29,497
 2003  Lowest contract charges                      84,413        0.827154               69,823
    Highest contract charges                         3,355        1.001220                3,359
    Remaining contract charges                      25,088              --               20,501
 2002  Lowest contract charges                      95,405        0.621568               59,300
    Highest contract charges                            --              --                   --
    Remaining contract charges                          --              --                   --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HUNTINGTON VA SITUS SMALL CAP FUND
 2006  Lowest contract charges                1.15%              0.07%              3.64%
    Highest contract charges                  2.20%              0.06%              2.56%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.14%              0.01%             15.84%
    Highest contract charges                  2.19%              0.01%             14.63%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.53%                --              12.91%
    Highest contract charges                  0.97%                --              12.32%
    Remaining contract charges                  --                 --                 --
BLACKROCK GLOBAL GROWTH V.I. FUND
 2006  Lowest contract charges                1.25%              0.98%             20.50%
    Highest contract charges                  1.80%              1.11%             19.84%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.25%              1.25%             13.64%
    Highest contract charges                  1.80%              1.19%             13.02%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.25%              1.50%             13.79%
    Highest contract charges                  1.80%              1.62%             13.17%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.25%              1.10%             31.90%
    Highest contract charges                  1.79%              1.19%             31.18%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.25%              0.12%            (28.64)%
    Highest contract charges                  1.45%              0.96%            (27.82)%
    Remaining contract charges                  --                 --                 --
BLACKROCK LARGE CAP GROWTH V. I. FUND
 2006  Lowest contract charges                1.25%              0.29%              5.88%
    Highest contract charges                  1.80%              0.29%              5.30%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.25%              0.19%              9.27%
    Highest contract charges                  1.79%              0.19%              8.67%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.25%              0.24%              5.89%
    Highest contract charges                  1.80%              0.24%              5.31%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.25%              0.63%             33.08%
    Highest contract charges                  1.78%              0.68%             32.35%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.25%                --             (24.35)%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                       UNIT          CONTRACT
SUB-ACCOUNT                            UNITS       FAIR VALUE #   OWNERS' EQUITY
---------------------------------------------------------------------------------
VAN KAMPEN UIF U.S REAL ESTATE
 PORTFOLIO
 2006  Lowest contract charges             63,473    $12.646499          $802,715
    Highest contract charges                   --            --                --
    Remaining contract charges                 --            --                --
EQUITY AND INCOME
 2006  Lowest contract charges             18,630     10.966011           204,299
    Highest contract charges                   --            --                --
    Remaining contract charges                 --            --                --
MID CAP GROWTH
 2006  Lowest contract charges             33,953      9.941094           337,533
    Highest contract charges                   --            --                --
    Remaining contract charges                 --            --                --
MTB LARGE CAP GROWTH FUND II
 2006  Lowest contract charges             31,045      1.107052            34,368
    Highest contract charges              112,540      1.083082           121,891
    Remaining contract charges            533,255            --           583,374
 2005  Lowest contract charges             29,908      1.014895            30,353
    Highest contract charges              109,065      1.000907           109,164
    Remaining contract charges            517,880            --           521,697
 2004  Lowest contract charges             21,215      1.006353            21,350
    Highest contract charges                4,107      1.000450             4,109
    Remaining contract charges             82,826            --            83,047
MTB LARGE CAP VALUE FUND II
 2006  Lowest contract charges             17,214      1.330094            22,897
    Highest contract charges               24,562      1.301319            31,962
    Remaining contract charges            619,255            --           813,593
 2005  Lowest contract charges             14,453      1.144063            16,535
    Highest contract charges               24,562      1.128300            27,714
    Remaining contract charges            618,579            --           702,248
 2004  Lowest contract charges                191      1.049337               199
    Highest contract charges              177,257      1.045490           185,320
    Remaining contract charges             43,319            --            45,433
MTB MANAGED ALLOCATION FUND -
 MODERATE GROWTH II
 2006  Lowest contract charges          1,204,542      1.148226         1,383,086
    Highest contract charges               72,734      1.123383            81,707
    Remaining contract charges          2,502,440            --         2,835,498
 2005  Lowest contract charges          1,298,521      1.052312         1,366,449
    Highest contract charges               76,088      1.037808            78,965
    Remaining contract charges          2,538,700            --         2,649,162
 2004  Lowest contract charges          1,031,384      1.023580         1,055,705
    Highest contract charges               39,504      1.017587            40,199
    Remaining contract charges          1,656,032            --         1,688,882

                                                   INVESTMENT
                                     EXPENSE         INCOME           TOTAL
SUB-ACCOUNT                          RATIO*         RATIO**         RETURN***
--------------------------------  ----------------------------------------------
VAN KAMPEN UIF U.S REAL ESTATE
 PORTFOLIO
 2006  Lowest contract charges         0.89%           0.26%           26.83%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
EQUITY AND INCOME
 2006  Lowest contract charges         0.90%           0.11%            9.59%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
MID CAP GROWTH
 2006  Lowest contract charges         0.90%             --            (0.21)%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
MTB LARGE CAP GROWTH FUND II
 2006  Lowest contract charges         1.15%           0.54%            9.08%
    Highest contract charges           1.95%           0.54%            8.21%
    Remaining contract charges           --              --               --
 2005  Lowest contract charges         1.16%           0.30%            0.85%
    Highest contract charges           1.93%           0.45%            0.05%
    Remaining contract charges           --              --               --
 2004  Lowest contract charges         0.84%           1.03%            0.64%
    Highest contract charges           1.40%           3.43%            0.05%
    Remaining contract charges           --              --               --
MTB LARGE CAP VALUE FUND II
 2006  Lowest contract charges         1.15%           1.08%           16.26%
    Highest contract charges           1.95%           1.04%           15.33%
    Remaining contract charges           --              --               --
 2005  Lowest contract charges         1.16%           0.69%            9.03%
    Highest contract charges           1.93%           0.94%            8.16%
    Remaining contract charges           --              --               --
 2004  Lowest contract charges           --              --             4.93%
    Highest contract charges           1.17%           2.00%            4.55%
    Remaining contract charges           --              --               --
MTB MANAGED ALLOCATION FUND -
 MODERATE GROWTH II
 2006  Lowest contract charges         1.15%           2.56%            9.12%
    Highest contract charges           1.95%           2.52%            8.25%
    Remaining contract charges           --              --               --
 2005  Lowest contract charges         1.15%           1.52%            2.81%
    Highest contract charges           1.94%           1.74%            1.99%
    Remaining contract charges           --              --               --
 2004  Lowest contract charges         0.84%           3.08%            2.36%
    Highest contract charges           1.39%           3.42%            1.76%
    Remaining contract charges           --              --               --

-------------------------------------------------------------------------------

                                                       UNIT          CONTRACT
SUB-ACCOUNT                            UNITS       FAIR VALUE #   OWNERS' EQUITY
---------------------------------------------------------------------------------
MTB MANAGED ALLOCATION FUND -
 AGGRESSIVE GROWTH FUND II
 2006  Lowest contract charges                840    $12.013898           $10,093
    Highest contract charges                   --            --                --
    Remaining contract charges                 --            --                --
 2005  Lowest contract charges                841     10.586504             8,900
    Highest contract charges                   --            --                --
    Remaining contract charges                 --            --                --
COLUMBIA MARSICO INTERNATIONAL
 OPPORTUNITIES FUND VS
 2006  Lowest contract charges         10,395,109      2.207440        22,946,580
    Highest contract charges              131,999      2.105532           277,926
    Remaining contract charges         11,083,190            --        23,157,204
 2005  Lowest contract charges         11,092,071      1.813963        20,120,607
    Highest contract charges              151,060      1.745856           263,729
    Remaining contract charges         11,407,243            --        19,644,691
 2004  Lowest contract charges         10,461,287      1.536735        16,076,228
    Highest contract charges              154,060      1.492389           229,917
    Remaining contract charges         10,346,438            --        15,250,363
 2003  Lowest contract charges          8,504,136      1.334586        11,349,500
    Highest contract charges              109,063      1.307781           142,630
    Remaining contract charges          7,051,774            --         9,293,920
 2002  Lowest contract charges          8,358,867      0.963535         8,054,060
    Highest contract charges                5,775      0.952230             5,500
    Remaining contract charges          2,106,219            --         2,016,031
COLUMBIA HIGH YIELD FUND VS
 2006  Lowest contract charges          5,387,278      1.604881         8,645,939
    Highest contract charges              125,395      1.533438           192,288
    Remaining contract charges          9,676,903            --        15,153,154
 2005  Lowest contract charges          6,627,700      1.460773         9,681,565
    Highest contract charges              128,866      1.408360           181,490
    Remaining contract charges         10,610,625            --        15,188,727
 2004  Lowest contract charges          7,714,114      1.447951        11,169,659
    Highest contract charges              109,351      1.408612           154,033
    Remaining contract charges         11,239,788            --        16,022,570
 2003  Lowest contract charges          8,121,603      1.316064        10,688,550
    Highest contract charges              359,872      1.291886           464,913
    Remaining contract charges          9,390,353            --        12,219,478
 2002  Lowest contract charges          5,655,291      1.015683         5,743,982
    Highest contract charges              191,221      1.005518           192,277
    Remaining contract charges          2,703,381            --         2,730,915

                                                   INVESTMENT
                                     EXPENSE         INCOME           TOTAL
SUB-ACCOUNT                          RATIO*         RATIO**         RETURN***
--------------------------------  ----------------------------------------------
MTB MANAGED ALLOCATION FUND -
 AGGRESSIVE GROWTH FUND II
 2006  Lowest contract charges         1.15%           2.43%           13.48%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
 2005  Lowest contract charges         1.10%           2.00%           10.11%
    Highest contract charges             --              --               --
    Remaining contract charges           --              --               --
COLUMBIA MARSICO INTERNATIONAL
 OPPORTUNITIES FUND VS
 2006  Lowest contract charges         1.25%           0.28%           21.69%
    Highest contract charges           2.15%           0.28%           20.60%
    Remaining contract charges           --              --               --
 2005  Lowest contract charges         1.25%           0.09%           18.04%
    Highest contract charges           2.14%           0.10%           16.98%
    Remaining contract charges           --              --               --
 2004  Lowest contract charges         1.25%           0.35%           15.15%
    Highest contract charges           2.13%           0.48%           14.12%
    Remaining contract charges           --              --               --
 2003  Lowest contract charges         1.25%           0.02%           38.51%
    Highest contract charges           2.07%           0.02%           37.34%
    Remaining contract charges           --              --               --
 2002  Lowest contract charges         1.25%           0.03%           (8.50)%
    Highest contract charges           0.85%           0.08%           (4.50)%
    Remaining contract charges           --              --               --
COLUMBIA HIGH YIELD FUND VS
 2006  Lowest contract charges         1.25%           2.43%            9.87%
    Highest contract charges           2.15%           2.53%            8.88%
    Remaining contract charges           --              --               --
 2005  Lowest contract charges         1.25%           0.16%            0.89%
    Highest contract charges           2.14%           0.17%           (0.02)%
    Remaining contract charges           --              --               --
 2004  Lowest contract charges         1.25%           6.28%           10.02%
    Highest contract charges           2.12%          13.05%            9.04%
    Remaining contract charges           --              --               --
 2003  Lowest contract charges         1.25%           7.57%           29.57%
    Highest contract charges           2.09%           9.03%           28.48%
    Remaining contract charges           --              --               --
 2002  Lowest contract charges         1.25%           7.95%            0.91%
    Highest contract charges           0.86%          15.44%            6.45%
    Remaining contract charges           --              --               --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                                 UNIT            CONTRACT
SUB-ACCOUNT                                   UNITS          FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
COLUMBIA MARSICO FOCUSED EQUITIES FUND
 VS
 2006  Lowest contract charges                  33,275,996       $1.831624          $60,949,113
    Highest contract charges                        44,151        1.746964               77,130
    Remaining contract charges                  13,665,874              --           23,872,312
 2005  Lowest contract charges                  41,461,270        1.712986           71,022,575
    Highest contract charges                        51,313        1.648583               84,593
    Remaining contract charges                  15,506,212              --           25,362,167
 2004  Lowest contract charges                  50,595,437        1.572431           79,557,836
    Highest contract charges                        58,155        1.526997               88,802
    Remaining contract charges                  16,621,526              --           25,221,819
 2003  Lowest contract charges                  58,335,484        1.429978           83,418,459
    Highest contract charges                       175,532        1.401208              245,957
    Remaining contract charges                  14,828,271              --           20,977,145
 2002  Lowest contract charges                  66,842,614        1.087867           72,715,874
    Highest contract charges                        71,577        1.075071               76,951
    Remaining contract charges                   8,788,877              --            9,504,141
COLUMBIA MARSICO GROWTH FUND VS
 2006  Lowest contract charges                  21,597,400        1.704873           36,820,823
    Highest contract charges                       185,160        1.626119              301,114
    Remaining contract charges                  10,983,676              --           17,490,446
 2005  Lowest contract charges                  27,443,099        1.627175           44,654,724
    Highest contract charges                       189,778        1.566045              297,201
    Remaining contract charges                  12,512,407              --           19,128,500
 2004  Lowest contract charges                  32,164,232        1.533440           49,321,942
    Highest contract charges                       163,863        1.489163              244,018
    Remaining contract charges                  13,176,782              --           19,325,823
 2003  Lowest contract charges                  32,635,353        1.373672           44,830,270
    Highest contract charges                       565,814        1.346056              761,618
    Remaining contract charges                   7,822,244              --           10,642,460
 2002  Lowest contract charges                  38,541,885        1.065159           41,053,236
    Highest contract charges                       480,740        1.052639              506,046
    Remaining contract charges                   6,284,705              --            6,655,249
COLUMBIA MARSICO 21ST CENTURY FUND VS
 2006  Lowest contract charges                   6,581,372        1.215781            8,001,507
    Highest contract charges                        42,286        1.159638               49,037
    Remaining contract charges                   4,662,849              --            5,723,179
 2005  Lowest contract charges                   6,842,801        1.028081            7,034,954
    Highest contract charges                        37,849        0.989469               37,451
    Remaining contract charges                   4,051,633              --            4,220,907
 2004  Lowest contract charges                   5,872,014        0.964932            5,666,092
    Highest contract charges                        39,307        0.937074               36,833
    Remaining contract charges                   3,678,407              --            3,550,749
 2003  Lowest contract charges                   5,305,467        0.798552            4,236,692
    Highest contract charges                         4,721        0.784220                3,703
    Remaining contract charges                   2,237,107              --            1,765,615
 2002  Lowest contract charges                   5,198,074        0.543175            2,823,464
    Highest contract charges                       212,307        0.537597              114,136
    Remaining contract charges                     782,257              --              422,431

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
COLUMBIA MARSICO FOCUSED EQUITIES FUND
 VS
 2006  Lowest contract charges                1.25  %              --               6.93  %
    Highest contract charges                  2.15  %              --               5.97  %
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.25  %              --               8.94  %
    Highest contract charges                  2.14  %              --               7.96  %
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.25  %              --               9.96  %
    Highest contract charges                  2.12  %              --               8.98  %
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.25  %              --              31.45  %
    Highest contract charges                  2.08  %              --              30.34  %
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.25  %              --             (16.12  )%
    Highest contract charges                  0.87  %              --              (6.54  )%
    Remaining contract charges                  --                 --                 --
COLUMBIA MARSICO GROWTH FUND VS
 2006  Lowest contract charges                1.25  %              --               4.78  %
    Highest contract charges                  2.15  %              --               3.84  %
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.25  %              --               6.11  %
    Highest contract charges                  2.14  %              --               5.16  %
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.25  %              --              11.63  %
    Highest contract charges                  2.11  %              --              10.63  %
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.25  %              --              28.96  %
    Highest contract charges                  2.10  %              --              27.87  %
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.25  %              --             (17.18  )%
    Highest contract charges                  0.86  %              --              (5.57  )%
    Remaining contract charges                  --                 --                 --
COLUMBIA MARSICO 21ST CENTURY FUND VS
 2006  Lowest contract charges                1.25  %            0.18  %           18.26  %
    Highest contract charges                  2.15  %            0.18  %           17.20  %
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.25  %              --               6.54  %
    Highest contract charges                  2.14  %              --               5.59  %
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.25  %              --              20.84  %
    Highest contract charges                  2.12  %              --              19.75  %
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.25  %              --              47.02  %
    Highest contract charges                  1.25  %              --              35.27  %
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.25  %              --              (9.34  )%
    Highest contract charges                  1.13  %              --             (12.64  )%
    Remaining contract charges                  --                 --                 --

-------------------------------------------------------------------------------

                                                                 UNIT            CONTRACT
SUB-ACCOUNT                                   UNITS          FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
COLUMBIA MARSICO MIDCAP GROWTH FUND VS
 2006  Lowest contract charges                   6,184,624       $0.934126           $5,777,218
    Highest contract charges                       484,819        0.894090              433,473
    Remaining contract charges                  18,532,671              --           16,897,499
 2005  Lowest contract charges                   7,109,912        0.803716            5,714,350
    Highest contract charges                       531,524        0.776216              412,578
    Remaining contract charges                  20,044,488              --           15,792,236
 2004  Lowest contract charges                   6,676,008        0.773671            5,165,035
    Highest contract charges                       482,386        0.753950              363,695
    Remaining contract charges                  19,449,486              --           14,813,901
 2003  Lowest contract charges                   5,933,293        0.686687            4,074,315
    Highest contract charges                       322,767        0.675221              217,939
    Remaining contract charges                  14,590,588              --            9,912,463
 2002  Lowest contract charges                   4,235,328        0.545474            2,310,261
    Highest contract charges                        73,245        0.540956               39,623
    Remaining contract charges                   3,362,595              --            1,824,526
OPPENHEIMER GLOBAL SECURITIES FUND
 2006  Lowest contract charges                      37,907       10.825433              410,361
    Highest contract charges                            --              --                   --
    Remaining contract charges                          --              --                   --
 2005  Lowest contract charges                     867,095        1.020694              885,039
    Highest contract charges                           850        1.017740                  866
    Remaining contract charges                  49,721,749              --           50,696,969
PUTNAM SMALL CAP VALUE
 2006  Lowest contract charges                      27,871       10.572820              294,675
    Highest contract charges                            --              --                   --
    Remaining contract charges                          --              --                   --
 2005  Lowest contract charges                     867,095        1.020694              885,039
    Highest contract charges                           850        1.017740                  866
    Remaining contract charges                  49,721,749              --           50,696,969
PIMCO VIT REAL RETURN
 2006  Lowest contract charges                       8,977       10.261335               92,112
    Highest contract charges                            --              --                   --
    Remaining contract charges                          --              --                   --
 2005  Lowest contract charges                     867,095        1.020694              885,039
    Highest contract charges                           850        1.017740                  866
    Remaining contract charges                  49,721,749              --           50,696,969
PIONEER FUND VCT PORTFOLIO
 2006  Lowest contract charges                     808,646        1.174047              949,388
    Highest contract charges                           852        1.157257                  984
    Remaining contract charges                  38,612,047              --           45,085,478
 2005  Lowest contract charges                     867,095        1.020694              885,039
    Highest contract charges                           850        1.017740                  866
    Remaining contract charges                  49,721,749              --           50,696,969

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
COLUMBIA MARSICO MIDCAP GROWTH FUND VS
 2006  Lowest contract charges                1.25  %              --              16.23  %
    Highest contract charges                  2.15  %              --              15.19  %
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.25  %              --               3.88  %
    Highest contract charges                  2.14  %              --               2.95  %
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.25  %              --              12.67  %
    Highest contract charges                  2.13  %              --              11.66  %
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.25  %              --              25.89  %
    Highest contract charges                  2.08  %              --              24.82  %
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.25  %              --             (34.83  )%
    Highest contract charges                  0.85  %              --              (2.63  )%
    Remaining contract charges                  --                 --                 --
OPPENHEIMER GLOBAL SECURITIES FUND
 2006  Lowest contract charges                0.89  %              --               7.84  %
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.13  %            1.96  %            2.57  %
    Highest contract charges                  2.24  %            2.02  %            2.39  %
    Remaining contract charges                  --                 --                 --
PUTNAM SMALL CAP VALUE
 2006  Lowest contract charges                0.89  %              --               5.84  %
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.13  %            1.96  %            2.57  %
    Highest contract charges                  2.24  %            2.02  %            2.39  %
    Remaining contract charges                  --                 --                 --
PIMCO VIT REAL RETURN
 2006  Lowest contract charges                0.89  %            3.25  %            2.10  %
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.13  %            1.96  %            2.57  %
    Highest contract charges                  2.24  %            2.02  %            2.39  %
    Remaining contract charges                  --                 --                 --
PIONEER FUND VCT PORTFOLIO
 2006  Lowest contract charges                1.15  %            1.11  %           15.02  %
    Highest contract charges                  2.34  %            1.11  %           13.71  %
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.13  %            1.96  %            2.57  %
    Highest contract charges                  2.24  %            2.02  %            2.39  %
    Remaining contract charges                  --                 --                 --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                                 UNIT            CONTRACT
SUB-ACCOUNT                                   UNITS          FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
PIONEER VCT OAK RIDGE LARGE CAP GROWTH
 PORTFOLIO
 2006  Lowest contract charges                     222,039       $1.056411             $234,564
    Highest contract charges                        14,205        1.041966               14,803
    Remaining contract charges                  12,263,084              --           12,863,725
 2005  Lowest contract charges                     236,318        1.039627              245,683
    Highest contract charges                        77,602        1.036880               80,464
    Remaining contract charges                  14,003,773              --           14,538,635
PIONEER MID CAP VALUE VCT PORTFOLIO
 2006  Lowest contract charges                      12,507       10.689866              133,702
    Highest contract charges                            --              --                   --
    Remaining contract charges                          --              --                   --
PIONEER VCT VALUE PORTFOLIO
 2006  Lowest contract charges                     392,931        1.138074              447,184
    Highest contract charges                           523        1.121814                  593
    Remaining contract charges                  43,063,204              --           48,816,384
 2005  Lowest contract charges                     558,203        1.000697              558,592
    Highest contract charges                           522        0.997805                  521
    Remaining contract charges                  55,219,425              --           55,215,838
JENNISON 20/20 FOCUS PORTFOLIO
 2006  Lowest contract charges                     245,322        1.425231              349,640
    Highest contract charges                        32,919        1.408321               46,359
    Remaining contract charges                     441,000              --              621,226
 2005  Lowest contract charges                     243,079        1.270271              308,776
    Highest contract charges                        32,923        1.262122               41,553
    Remaining contract charges                     234,997              --              295,362
 2004  Lowest contract charges                     231,891        1.060721              245,970
    Highest contract charges                        20,395        1.054617               21,509
    Remaining contract charges                     192,282              --              202,043
 2003  Lowest contract charges                     228,032        0.930907              212,276
    Highest contract charges                        20,395        0.932510               19,018
    Remaining contract charges                     222,421              --              206,058
 2002  Lowest contract charges                     280,630        0.731854              205,380
    Highest contract charges                        32,938        0.739250               24,349
    Remaining contract charges                     141,517              --              102,982

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
PIONEER VCT OAK RIDGE LARGE CAP GROWTH
 PORTFOLIO
 2006  Lowest contract charges                1.15  %            0.03  %            1.61  %
    Highest contract charges                  2.27  %              --               0.50  %
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.13  %              --               2.04  %
    Highest contract charges                  2.17  %              --               1.87  %
    Remaining contract charges                  --                 --                 --
PIONEER MID CAP VALUE VCT PORTFOLIO
 2006  Lowest contract charges                0.90  %              --               6.83  %
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --
PIONEER VCT VALUE PORTFOLIO
 2006  Lowest contract charges                1.15  %            0.23  %           13.73  %
    Highest contract charges                  2.23  %            0.22  %           12.43  %
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.13  %              --               2.32  %
    Highest contract charges                  2.19  %              --               2.14  %
    Remaining contract charges                  --                 --                 --
JENNISON 20/20 FOCUS PORTFOLIO
 2006  Lowest contract charges                1.25  %              --              12.20  %
    Highest contract charges                  1.80  %              --              11.58  %
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.24  %              --              19.76  %
    Highest contract charges                  1.79  %              --              19.10  %
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.25  %              --              13.95  %
    Highest contract charges                  2.00  %              --              13.09  %
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.25  %              --              27.20  %
    Highest contract charges                  1.99  %              --              26.25  %
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.25  %              --             (23.54  )%
    Highest contract charges                  1.80  %              --             (23.96  )%
    Remaining contract charges                  --                 --                 --

-------------------------------------------------------------------------------

                                                                 UNIT            CONTRACT
SUB-ACCOUNT                                   UNITS          FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
JENNISON PORTFOLIO
 2006  Lowest contract charges                     736,788       $0.666147             $490,809
    Highest contract charges                        86,649        0.920193               79,734
    Remaining contract charges                   1,147,097              --              829,429
 2005  Lowest contract charges                     768,335        0.665435              511,277
    Highest contract charges                        87,225        0.924280               80,621
    Remaining contract charges                   1,063,249              --              779,362
 2004  Lowest contract charges                     749,187        0.590932              442,718
    Highest contract charges                        87,232        0.825314               71,994
    Remaining contract charges                   1,306,639              --              840,245
 2003  Lowest contract charges                     832,074        0.547864              455,864
    Highest contract charges                       125,910        0.769383               96,873
    Remaining contract charges                   1,352,440              --              807,853
 2002  Lowest contract charges                   1,048,754        0.428025              448,893
    Highest contract charges                         3,099        0.603510                1,870
    Remaining contract charges                   2,098,574              --              959,377
PRUDENTIAL VALUE PORTFOLIO
 2006  Lowest contract charges                     155,748        1.411305              219,808
    Highest contract charges                       125,887        1.367992              172,215
    Remaining contract charges                     501,983              --              697,354
 2005  Lowest contract charges                     156,586        1.196600              187,371
    Highest contract charges                       125,888        1.166272              146,820
    Remaining contract charges                     502,067              --              592,861
 2004  Lowest contract charges                     158,426        1.042586              165,174
    Highest contract charges                       125,888        1.021765              128,628
    Remaining contract charges                     315,023              --              325,076
 2003  Lowest contract charges                     152,072        0.911395              138,598
    Highest contract charges                       125,895        0.898114              113,068
    Remaining contract charges                     308,883              --              279,433
 2002  Lowest contract charges                     168,703        0.723053              121,981
    Highest contract charges                       125,904        0.716442               90,203
    Remaining contract charges                     179,344              --              129,167
SP WILLIAM BLAIR INTERNATIONAL GROWTH
 PORTFOLIO
 2006  Lowest contract charges                      43,151        1.209005               52,170
    Highest contract charges                        41,032        1.153893               47,344
    Remaining contract charges                     244,243              --              288,275
 2005  Lowest contract charges                      50,957        1.016050               51,775
    Highest contract charges                        77,536        0.990304               76,784
    Remaining contract charges                      40,491              --               40,688
 2004  Lowest contract charges                      49,538        0.888489               44,014
    Highest contract charges                        81,820        0.870740               71,244
    Remaining contract charges                      39,209              --               34,534
 2003  Lowest contract charges                      36,539        0.774740               28,309
    Highest contract charges                       145,120        0.763449              110,791
    Remaining contract charges                      39,253              --               30,219
 2002  Lowest contract charges                      47,052        0.563789               26,527
    Highest contract charges                         8,044        0.560504                4,509
    Remaining contract charges                      29,304              --               16,466

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
JENNISON PORTFOLIO
 2006  Lowest contract charges                1.25  %              --               0.11  %
    Highest contract charges                  1.80  %              --              (0.44  )%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.25  %              --              12.61  %
    Highest contract charges                  1.79  %              --              11.99  %
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.25  %            0.04  %            7.86  %
    Highest contract charges                  1.81  %            0.04  %            7.27  %
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.25  %              --              28.00  %
    Highest contract charges                  1.77  %              --              27.30  %
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.25  %              --             (32.02  )%
    Highest contract charges                  0.85  %              --              (7.59  )%
    Remaining contract charges                  --                 --                 --
PRUDENTIAL VALUE PORTFOLIO
 2006  Lowest contract charges                1.25  %            1.01  %           17.94  %
    Highest contract charges                  1.80  %            1.02  %           17.30  %
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.25  %            0.90  %           14.77  %
    Highest contract charges                  1.79  %            0.87  %           14.14  %
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.25  %            0.99  %           14.40  %
    Highest contract charges                  1.80  %            0.96  %           13.77  %
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.25  %            1.10  %           26.05  %
    Highest contract charges                  1.80  %            1.09  %           25.36  %
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.25  %            1.24  %          (23.32  )%
    Highest contract charges                  1.82  %            3.30  %          (23.74  )%
    Remaining contract charges                  --                 --                 --
SP WILLIAM BLAIR INTERNATIONAL GROWTH
 PORTFOLIO
 2006  Lowest contract charges                1.25  %            1.65  %           18.99  %
    Highest contract charges                  2.15  %            1.61  %           17.93  %
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.24  %            0.16  %           14.36  %
    Highest contract charges                  1.79  %            0.22  %           13.73  %
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.25  %              --              14.68  %
    Highest contract charges                  1.81  %              --              14.05  %
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.25  %              --              37.42  %
    Highest contract charges                  1.74  %              --              36.66  %
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.25  %              --             (23.80  )%
    Highest contract charges                  1.60  %              --             (24.06  )%
    Remaining contract charges                  --                 --                 --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                                 UNIT            CONTRACT
SUB-ACCOUNT                                   UNITS          FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
ROYCE SMALL-CAP PORTFOLIO
 2006  Lowest contract charges                      42,147      $10.350967             $436,268
    Highest contract charges                            --              --                   --
    Remaining contract charges                          --              --                   --
SMITH BARNEY GOVERNMENT FUND
 2006  Lowest contract charges                       6,325        3.035472               19,198
    Highest contract charges                            --              --                   --
    Remaining contract charges                          --              --                   --
 2005  Lowest contract charges                       6,890        2.939165               20,251
    Highest contract charges                            --              --                   --
    Remaining contract charges                          --              --                   --
 2004  Lowest contract charges                       7,479        2.890415               21,615
    Highest contract charges                            --              --                   --
    Remaining contract charges                          --              --                   --
 2003  Lowest contract charges                       8,092        2.894994               23,427
    Highest contract charges                            --              --                   --
    Remaining contract charges                          --              --                   --
 2002  Lowest contract charges                       8,722        2.905942               25,345
    Highest contract charges                            --              --                   --
    Remaining contract charges                          --              --                   --
LEGG MASON PARTNERS APPRECIATION FUND
 2006  Lowest contract charges                      11,174       15.438493              172,514
    Highest contract charges                            --              --                   --
    Remaining contract charges                          --              --                   --
 2005  Lowest contract charges                      11,314       13.609993              153,987
    Highest contract charges                            --              --                   --
    Remaining contract charges                          --              --                   --
 2004  Lowest contract charges                      11,471       13.199325              151,403
    Highest contract charges                            --              --                   --
    Remaining contract charges                          --              --                   --
 2003  Lowest contract charges                      11,629       12.239804              142,336
    Highest contract charges                            --              --                   --
    Remaining contract charges                          --              --                   --
 2002  Lowest contract charges                      16,733        9.913540              165,880
    Highest contract charges                            --              --                   --
    Remaining contract charges                          --              --                   --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
ROYCE SMALL-CAP PORTFOLIO
 2006  Lowest contract charges                0.90%              0.10%              3.82%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --
SMITH BARNEY GOVERNMENT FUND
 2006  Lowest contract charges                1.00%              4.21%              3.28%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.00%              2.66%              1.69%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.00%              0.84%             (0.16)%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.00%              0.63%             (0.38)%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.00%              1.22%              0.21%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --
LEGG MASON PARTNERS APPRECIATION FUND
 2006  Lowest contract charges                1.00%              0.89%             13.44%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.00%              0.50%              3.11%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.00%              0.97%              7.84%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.00%              0.67%             23.47%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.00%              0.05%            (17.81)%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --

-------------------------------------------------------------------------------

                                                                 UNIT            CONTRACT
SUB-ACCOUNT                                   UNITS          FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
SMITH BARNEY CASH PORTFOLIO
 2006  Lowest contract charges                       3,835       $3.404341              $13,056
    Highest contract charges                        59,751        3.522722              210,488
    Remaining contract charges                          --              --                   --
 2005  Lowest contract charges                       3,842        3.282092               12,611
    Highest contract charges                        69,527        3.396228              236,130
    Remaining contract charges                          --              --                   --
 2004  Lowest contract charges                       3,850        3.225372               12,418
    Highest contract charges                        71,058        3.337540              237,160
    Remaining contract charges                          --              --                   --
 2003  Lowest contract charges                       3,858        3.228745               12,456
    Highest contract charges                        71,118        3.341043              237,609
    Remaining contract charges                          --              --                   --
 2002  Lowest contract charges                       3,866        3.239394               12,522
    Highest contract charges                        71,185        3.352080              238,619
    Remaining contract charges                          --              --                   --
UBS SERIES TRUST - U.S. ALLOCATION
 PORTFOLIO
 2006  Lowest contract charges                      88,619        1.247275              110,533
    Highest contract charges                        18,805        1.185143               22,285
    Remaining contract charges                  13,714,987              --           16,712,906
 2005  Lowest contract charges                      90,063        1.136717              102,377
    Highest contract charges                        25,383        1.089314               27,650
    Remaining contract charges                  16,596,944              --           18,341,483
 2004  Lowest contract charges                     598,098        1.078686              645,161
    Highest contract charges                        20,741        1.042518               21,623
    Remaining contract charges                  19,406,538              --           20,357,986
 2003  Lowest contract charges                  17,536,961        0.987912           17,324,975
    Highest contract charges                        59,675        0.965609               57,623
    Remaining contract charges                   4,420,190              --            3,846,716
 2002  Lowest contract charges                  20,379,896        0.785367           16,005,698
    Highest contract charges                        59,675        0.772258               46,085
    Remaining contract charges                   5,088,578              --            3,533,173

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
SMITH BARNEY CASH PORTFOLIO
 2006  Lowest contract charges                1.00%              4.65%              3.73%
    Highest contract charges                  1.00%              4.64%              3.73%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.99%              2.74%              1.76%
    Highest contract charges                  1.00%              2.73%              1.76%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.00%              0.89%             (0.10)%
    Highest contract charges                  1.00%              0.90%             (0.11)%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.00%              0.67%             (0.33)%
    Highest contract charges                  1.00%              0.67%             (0.33)%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.00%              1.29%              0.27%
    Highest contract charges                  1.00%              1.28%              0.27%
    Remaining contract charges                  --                 --                 --
UBS SERIES TRUST - U.S. ALLOCATION
 PORTFOLIO
 2006  Lowest contract charges                1.15%              2.40%              9.73%
    Highest contract charges                  2.00%              2.53%              8.80%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.19%              0.98%              5.38%
    Highest contract charges                  1.99%              1.09%              4.49%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.11%              0.66%              9.12%
    Highest contract charges                  1.99%                --               8.19%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.25%              0.85%             25.79%
    Highest contract charges                  1.85%              0.83%             25.04%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.26%              0.59%            (23.91)%
    Highest contract charges                  1.85%              0.55%            (24.37)%
    Remaining contract charges                  --                 --                 --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                                 UNIT            CONTRACT
SUB-ACCOUNT                                   UNITS          FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
VICTORY VARIABLE INSURANCE DIVERSIFIED
 STOCK FUND
 2006  Lowest contract charges                     120,607      $12.164063           $1,467,069
    Highest contract charges                         5,975       11.836186               70,718
    Remaining contract charges                      67,259              --              802,913
 2005  Lowest contract charges                     129,932       10.834776            1,407,789
    Highest contract charges                         5,975       10.595566               63,306
    Remaining contract charges                      75,572              --              808,031
 2004  Lowest contract charges                     131,493       10.088676            1,326,587
    Highest contract charges                         5,975        9.915361               59,242
    Remaining contract charges                      82,028              --              819,091
 2003  Lowest contract charges                     129,257        9.315179            1,204,052
    Highest contract charges                         5,975        9.201036               54,974
    Remaining contract charges                      89,214              --              824,587
 2002  Lowest contract charges                     128,553        6.988460              898,390
    Highest contract charges                        19,086        6.941760              132,488
    Remaining contract charges                      50,943              --              354,733
COMSTOCK
 2006  Lowest contract charges                      11,153       11.233815              125,291
    Highest contract charges                            --              --                   --
    Remaining contract charges                          --              --                   --
WELLS FARGO ADVANTAGE VT ASSET
 ALLOCATION FUND
 2006  Lowest contract charges                     226,441        1.300788              294,552
    Highest contract charges                        37,397        1.286867               48,125
    Remaining contract charges                          --              --                   --
 2005  Lowest contract charges                     226,300        1.179275              266,870
    Highest contract charges                        31,770        1.169565               37,158
    Remaining contract charges                          --              --                   --
 2004  Lowest contract charges                     197,783        1.141943              225,858
    Highest contract charges                        25,903        1.135372               29,410
    Remaining contract charges                          --              --                   --
WELLS FARGO ADVANTAGE VT TOTAL RETURN
 BOND FUND
 2006  Lowest contract charges                      29,129        1.197937               34,894
    Highest contract charges                        27,408        1.156624               31,701
    Remaining contract charges                      32,475              --               37,967
 2005  Lowest contract charges                      27,612        1.166838               32,219
    Highest contract charges                        34,334        1.135088               38,972
    Remaining contract charges                      62,904              --               71,994
 2004  Lowest contract charges                      21,685        1.158038               25,112
    Highest contract charges                        28,282        1.135004               32,100
    Remaining contract charges                      58,253              --               66,497

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
VICTORY VARIABLE INSURANCE DIVERSIFIED
 STOCK FUND
 2006  Lowest contract charges                1.25%              0.31%             12.27%
    Highest contract charges                  1.75%              0.32%             11.71%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.25%              0.08%              7.40%
    Highest contract charges                  1.74%              0.08%              6.86%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.25%              0.61%              8.30%
    Highest contract charges                  1.75%              0.60%              7.76%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.25%              0.36%             33.29%
    Highest contract charges                  1.71%              0.57%             32.63%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.25%              0.60%            (24.40)%
    Highest contract charges                  1.57%              0.92%            (24.66)%
    Remaining contract charges                  --                 --                 --
COMSTOCK
 2006  Lowest contract charges                0.89%                --              12.52%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --
WELLS FARGO ADVANTAGE VT ASSET
 ALLOCATION FUND
 2006  Lowest contract charges                1.65%              2.33%             10.30%
    Highest contract charges                  1.90%              2.36%             10.03%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.64%              2.11%              3.27%
    Highest contract charges                  1.89%              2.10%              3.01%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.60%              2.99%              7.55%
    Highest contract charges                  1.84%              4.49%              7.29%
    Remaining contract charges                  --                 --                 --
WELLS FARGO ADVANTAGE VT TOTAL RETURN
 BOND FUND
 2006  Lowest contract charges                1.15%              4.39%              2.67%
    Highest contract charges                  1.90%              4.38%              1.90%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.15%              3.68%              0.76%
    Highest contract charges                  1.89%              3.68%              0.01%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.13%              3.36%              3.20%
    Highest contract charges                  1.83%              3.31%              2.43%
    Remaining contract charges                  --                 --                 --

-------------------------------------------------------------------------------

                                                                 UNIT            CONTRACT
SUB-ACCOUNT                                   UNITS          FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME
 FUND
 2006  Lowest contract charges                      54,428       $1.418348              $77,198
    Highest contract charges                        36,582        1.384285               50,639
    Remaining contract charges                          --              --                   --
 2005  Lowest contract charges                      56,217        1.210244               68,036
    Highest contract charges                         9,643        1.177301               11,353
    Remaining contract charges                      67,200              --               79,771
 2004  Lowest contract charges                      47,184        1.161788               54,817
    Highest contract charges                         9,813        1.138683               11,174
    Remaining contract charges                      66,310              --               75,943
WELLS FARGO ADVANTAGE VT INTERNATIONAL
 CORE FUND
 2006  Lowest contract charges                       6,043        1.465147                8,854
    Highest contract charges                        16,263        1.414697               23,008
    Remaining contract charges                     104,777              --              149,827
 2005  Lowest contract charges                       6,387        1.226820                7,835
    Highest contract charges                        61,112        1.203348               73,540
    Remaining contract charges                          --              --                   --
 2004  Lowest contract charges                       5,202        1.131448                5,885
    Highest contract charges                        62,302        1.115354               69,489
    Remaining contract charges                          --              --                   --
WELLS FARGO ADVANTAGE VT LARGE COMPANY
 GROWTH FUND
 2006  Lowest contract charges                      71,543        1.079893               77,259
    Highest contract charges                         5,436        1.042636                5,668
    Remaining contract charges                      86,474              --               91,136
 2005  Lowest contract charges                      64,599        1.067331               68,949
    Highest contract charges                        11,728        1.038267               12,177
    Remaining contract charges                     100,664              --              105,382
 2004  Lowest contract charges                      54,980        1.021457               56,160
    Highest contract charges                        12,106        1.001129               12,119
    Remaining contract charges                      99,571              --              100,258
WELLS FARGO ADVANTAGE VT SMALL CAP
 GROWTH FUND
 2006  Lowest contract charges                       1,647        1.420762                2,340
    Highest contract charges                         4,169        1.371761                5,717
    Remaining contract charges                      29,307              --               40,637
 2005  Lowest contract charges                       1,666        1.170801                1,951
    Highest contract charges                        16,724        1.148379               19,205
    Remaining contract charges                          --              --                   --
 2004  Lowest contract charges                       1,340        1.114753                1,493
    Highest contract charges                        17,054        1.098874               18,740
    Remaining contract charges                          --              --                   --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME
 FUND
 2006  Lowest contract charges                1.15%              1.56%             17.20%
    Highest contract charges                  1.65%              1.45%             16.61%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.15%              1.46%              4.17%
    Highest contract charges                  1.89%              1.44%              3.39%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.13%              2.87%              9.81%
    Highest contract charges                  1.84%              2.26%              8.99%
    Remaining contract charges                  --                 --                 --
WELLS FARGO ADVANTAGE VT INTERNATIONAL
 CORE FUND
 2006  Lowest contract charges                1.15%              1.69%             19.43%
    Highest contract charges                  1.87%              6.48%             18.54%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.15%              2.05%              8.43%
    Highest contract charges                  1.65%              1.97%              7.89%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.02%                --               8.38%
    Highest contract charges                  1.55%                --               7.84%
    Remaining contract charges                  --                 --                 --
WELLS FARGO ADVANTAGE VT LARGE COMPANY
 GROWTH FUND
 2006  Lowest contract charges                1.15%                --               1.18%
    Highest contract charges                  1.91%                --               0.42%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.15%              0.18%              4.49%
    Highest contract charges                  1.89%              0.18%              3.71%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.13%                --               2.08%
    Highest contract charges                  1.84%                --               1.31%
    Remaining contract charges                  --                 --                 --
WELLS FARGO ADVANTAGE VT SMALL CAP
 GROWTH FUND
 2006  Lowest contract charges                1.15%                --              21.35%
    Highest contract charges                  1.88%                --              20.44%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.13%                --               5.03%
    Highest contract charges                  1.64%                --               4.51%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.05%                --              12.47%
    Highest contract charges                  1.56%                --              11.91%
    Remaining contract charges                  --                 --                 --

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                                 UNIT            CONTRACT
SUB-ACCOUNT                                   UNITS          FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
STI CLASSIC VT CAPITAL APPRECIATION
 FUND
 2006  Lowest contract charges                     198,779       $1.325939             $263,569
    Highest contract charges                        13,452       12.816624              172,394
    Remaining contract charges                   1,463,382              --            3,341,806
 2005  Lowest contract charges                     200,785        1.213271              243,607
    Highest contract charges                        15,530       11.821731              183,597
    Remaining contract charges                   1,729,612              --            3,369,769
 2004  Lowest contract charges                     116,860        1.241531              145,085
    Highest contract charges                         7,075       12.194318               86,273
    Remaining contract charges                   1,592,046              --            2,705,970
 2003  Lowest contract charges                       9,360        1.179385               11,039
    Highest contract charges                        19,513        1.168453               22,800
    Remaining contract charges                   1,389,163              --            1,630,523
 2002  Lowest contract charges                         372        1.009896                  376
    Highest contract charges                       221,358        1.008893              223,326
    Remaining contract charges                          --              --                   --
STI CLASSIC VT LARGE CAP RELATIVE
 VALUE FUND
 2006  Lowest contract charges                      41,994        1.810087               76,013
    Highest contract charges                         4,437       17.496980               77,658
    Remaining contract charges                   1,121,538              --            2,467,812
 2005  Lowest contract charges                      68,714        1.579772              108,552
    Highest contract charges                         3,902       15.393297               60,068
    Remaining contract charges                   1,386,683              --            2,521,214
 2004  Lowest contract charges                      62,338        1.469399               91,602
    Highest contract charges                         3,229       14.432809               46,602
    Remaining contract charges                   1,169,183              --            1,873,796
 2003  Lowest contract charges                       6,012        1.303674                7,838
    Highest contract charges                        10,115        1.291608               13,064
    Remaining contract charges                   1,268,149              --            1,645,225
 2002  Lowest contract charges                     211,173        1.044322              220,532
    Highest contract charges                            --              --                   --
    Remaining contract charges                          --              --                   --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
STI CLASSIC VT CAPITAL APPRECIATION
 FUND
 2006  Lowest contract charges                1.40%              0.29%              9.29%
    Highest contract charges                  2.20%              0.28%              8.42%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.39%              0.14%             (2.28)%
    Highest contract charges                  2.18%              0.16%             (3.06)%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.38%              0.39%              5.27%
    Highest contract charges                  2.16%              0.56%              4.43%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.93%                --              14.27%
    Highest contract charges                  2.13%                --              15.93%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.40%                --               0.99%
    Highest contract charges                  0.48%                --               0.89%
    Remaining contract charges                  --                 --                 --
STI CLASSIC VT LARGE CAP RELATIVE
 VALUE FUND
 2006  Lowest contract charges                1.41%              1.21%             14.58%
    Highest contract charges                  2.20%              1.28%             13.67%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.39%              0.96%              7.51%
    Highest contract charges                  2.19%              0.93%              6.66%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.39%              1.03%             12.71%
    Highest contract charges                  2.16%              1.41%             11.82%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.93%              0.83%             23.06%
    Highest contract charges                  2.13%              1.16%             23.80%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.48%              0.55%              4.43%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --

-------------------------------------------------------------------------------

                                                                 UNIT            CONTRACT
SUB-ACCOUNT                                   UNITS          FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
STI CLASSIC VT MID-CAP EQUITY FUND
 2006  Lowest contract charges                      39,954       $1.826714              $72,984
    Highest contract charges                         3,273       17.657485               57,792
    Remaining contract charges                     525,994              --            1,452,940
 2005  Lowest contract charges                      42,498        1.673130               71,104
    Highest contract charges                         2,859       16.302884               46,615
    Remaining contract charges                     632,414              --            1,516,046
 2004  Lowest contract charges                      40,867        1.484186               60,654
    Highest contract charges                         2,155       14.577977               31,418
    Remaining contract charges                     507,150              --            1,013,237
 2003  Lowest contract charges                       3,457        1.288413                4,454
    Highest contract charges                        13,184        1.276487               16,830
    Remaining contract charges                     466,110              --              597,734
 2002  Lowest contract charges                     164,635        1.006356              165,681
    Highest contract charges                            --              --                   --
    Remaining contract charges                          --              --                   --
STI CLASSIC VT LARGE CAP VALUE EQUITY
 FUND
 2006  Lowest contract charges                      21,326        1.831218               39,052
    Highest contract charges                         3,690       17.701234               65,331
    Remaining contract charges                     875,528              --            1,863,774
 2005  Lowest contract charges                      58,019        1.516413               87,981
    Highest contract charges                         3,680       14.775851               54,373
    Remaining contract charges                   1,121,541              --            1,890,752
 2004  Lowest contract charges                      58,752        1.482228               87,085
    Highest contract charges                         2,922       14.558728               42,544
    Remaining contract charges                   1,262,631              --            2,021,894
 2003  Lowest contract charges                       5,336        1.303725                6,957
    Highest contract charges                        13,763        1.291652               17,777
    Remaining contract charges                   1,324,064              --            1,717,124
 2002  Lowest contract charges                       1,097        1.074005                1,178
    Highest contract charges                       227,694        1.072947              244,304
    Remaining contract charges                          --              --                   --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
STI CLASSIC VT MID-CAP EQUITY FUND
 2006  Lowest contract charges                1.40%              0.38%              9.18%
    Highest contract charges                  2.20%              0.38%              8.31%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.40%              0.46%             12.73%
    Highest contract charges                  2.19%              0.46%             11.83%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.39%              0.77%             15.20%
    Highest contract charges                  2.17%              0.93%             14.28%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.94%              1.02%             28.03%
    Highest contract charges                  2.13%              1.12%             26.97%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.48%                --               0.64%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --
STI CLASSIC VT LARGE CAP VALUE EQUITY
 FUND
 2006  Lowest contract charges                1.42%              1.31%             20.76%
    Highest contract charges                  2.20%              1.43%             19.80%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.40%              1.63%              2.31%
    Highest contract charges                  2.19%              1.66%              1.49%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.38%              2.25%             13.69%
    Highest contract charges                  2.18%              2.04%             12.79%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.91%              1.52%             21.55%
    Highest contract charges                  2.13%              1.94%             20.50%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.39%              1.14%              7.40%
    Highest contract charges                  0.45%              0.89%              7.29%
    Remaining contract charges                  --                 --                 --

* This represents the annualized contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units.

** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Accounts invest.

*** This represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation

SEPARATE ACCOUNT TWO

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

      indicate the effective date of that investment option in the Account. The total return is calculated for the year indicated or from the effective date through the end of the reporting period.

#  Rounded unit values

    Summary of the Account's expense charges, including Mortality and Expense Risk Charges, Administrative Charges, Riders (if applicable) and Annual Maintenance Fees assessed. These fees are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Account.

MORTALITY AND EXPENSE RISK CHARGES:

    The Company, will charge an expense ranging from 0.40% to 1.50% of the contract's value for mortality and expense risks undertaken by the Company.

    These charges are a reduction in unit values.

ADMINISTRATIVE CHARGES:

    The Company, will charge an expense of 0.15% of the contract's value for administrative services provided by the Company.

    These charges are a reduction in unit values.

RIDERS:

    The Company will charge an expense for various Rider charges, such as Optional Death Benefit Charge, Earnings Protection Benefit Charge, Principal First Charge, Principal First Preferred Charge, MAV/EPB Death Benefit Charge, and MAV 70 Death Benefit Charge. These deductions range from 0.15% to 0.85%.

    These charges are a reduction in unit values.

ANNUAL MAINTENANCE FEE:

    An annual maintenance fee in the amount of $30 may be deducted from the contract's value each contract year. However, this fee is not applicable to contracts with values of $50,000 or more, as determined on the most recent contract anniversary. These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

    These charges are a redemption of units.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Hartford Life Insurance Company
Hartford, Connecticut

We have audited the accompanying consolidated balance sheets of Hartford Life Insurance Company and its subsidiaries (the "Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2006. Our audits also included the consolidated financial statement schedules listed in the Index at S-1 to S-3. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Hartford Life Insurance Company and its subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such consolidated financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1 of the consolidated financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004.

Deloitte & Touche LLP
Hartford, Connecticut
February 21, 2007

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                       2006           2005           2004
                                                 (IN MILLIONS)
--------------------------------------------------------------------------------
REVENUES
 Fee income and other                  $3,113         $2,811         $2,592
 Earned premiums                          547            449            484
 Net investment income                  2,728          2,569          2,470
 Net realized capital gains              (299)            75            140
  (losses)
                                     --------       --------       --------
                     TOTAL REVENUES     6,089          5,904          5,686
                                     --------       --------       --------
BENEFITS, CLAIMS AND EXPENSES
 Benefits, claims and claim             3,205          3,008          3,111
  adjustment expenses
 Insurance expenses and other             853            798            709
 Amortization of deferred policy        1,175            945            825
  acquisition costs and present
  value of future profits
 Dividends to policyholders                22             37             29
                                     --------       --------       --------
TOTAL BENEFITS, CLAIMS AND EXPENSES     5,255          4,788          4,674
                                     --------       --------       --------
 Income before income tax expense         834          1,116          1,012
  and cumulative effect of
  accounting changes
 Income tax expense                       103            207             29
 Income before cumulative effect of       731            909            983
  accounting changes
 Cumulative effect of accounting           --             --            (18)
  changes, net of tax
                                     --------       --------       --------
                         NET INCOME      $731           $909           $965
                                     --------       --------       --------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS

                                                   AS OF DECEMBER 31,
                                                 2006              2005
                                                  (IN MILLIONS, EXCEPT
                                                     FOR SHARE DATA)
--------------------------------------------------------------------------------
ASSETS
 Investments
 Fixed maturities, available for sale, at         $45,340           $43,242
  fair value (amortized cost of $44,540 and
  $42,256)
 Equity securities, available for sale, at            275               310
  fair value (cost of $267 and $303)
 Equity securities, held for trading, at                1                 1
  fair value
 Policy loans, at outstanding balance               2,009             1,971
 Mortgage loans on real estate                      2,631             1,355
 Other investments                                  1,024               579
                                              -----------       -----------
                           TOTAL INVESTMENTS       51,280            47,458
                                              -----------       -----------
 Cash                                                 186               124
 Premiums receivable and agents' balances              29                23
 Reinsurance recoverables                           1,393             1,114
 Deferred policy acquisition costs and              7,334             7,101
  present value of future profits
 Deferred income taxes                               (491  )           (516  )
 Goodwill                                             186               186
 Other assets                                       1,290             1,611
 Separate account assets                          179,943           150,523
                                              -----------       -----------
                                TOTAL ASSETS     $241,150          $207,624
                                              -----------       -----------
LIABILITIES
 Reserve for future policy benefits                $8,209            $7,406
 Other policyholder funds                          40,191            38,399
 Consumer Notes                                       258                --
 Other liabilities                                  4,890             3,959
 Separate account liabilities                     179,943           150,523
                                              -----------       -----------
                           TOTAL LIABILITIES      233,491           200,287
                                              -----------       -----------
COMMITMENTS AND CONTINGENT LIABILITIES, NOTE           --                --
 11
STOCKHOLDER'S EQUITY
 Common stock -- 1,000 shares authorized,               6                 6
  issued and outstanding, par value $5,690
 Capital surplus                                    2,586             2,405
 Accumulated other comprehensive income
  Net unrealized capital gains on                     290               464
   securities, net of tax
  Foreign currency translation adjustments              1                (1  )
                                              -----------       -----------
TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME          291               463
                                              -----------       -----------
 Retained earnings                                  4,777             4,463
                                              -----------       -----------
                  TOTAL STOCKHOLDER'S EQUITY        7,660             7,337
                                              -----------       -----------
  TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY     $241,150          $207,624
                                              -----------       -----------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

                                                                                  ACCUMULATED OTHER
                                                                             COMPREHENSIVE INCOME (LOSS)
                                                                       NET             NET (LOSS)
                                                                    UNREALIZED           GAIN ON
                                                                  CAPITAL GAINS         CASH FLOW          FOREIGN
                                      COMMON                       (LOSSES) ON           HEDGING          CURRENCY
                                       STOCK         CAPITAL       SECURITIES,        INSTRUMENTS,       TRANSLATION
                                                     SURPLUS        NET OF TAX         NET OF TAX        ADJUSTMENTS
                                                                     (IN MILLIONS)
--------------------------------------------------------------------------------------------------------------------
2006
Balance, December 31, 2005               $6          $2,405             $577              $(113)             $(1)
Comprehensive income
 Net income
Other comprehensive income, net of
 tax (1)
 Net change in unrealized capital
  gains (losses) on securities (2)                                       (77)
 Net loss on cash flow hedging
  instruments                                                                               (97)
 Cumulative translation
  adjustments                                                                                                  2
Total other comprehensive income
 Total comprehensive income
Capital contribution from parent                        181
Dividends declared
        BALANCE, DECEMBER 31, 2006       $6          $2,586             $500              $(210)              $1
                                        ---          ------           ------              -----              ---
2005
Balance, December 31, 2004               $6          $2,240           $1,124              $(184)             $(1)
Comprehensive income
 Net income
Other comprehensive income, net of
 tax (1)
 Net change in unrealized capital
  gains (losses) on securities (2)                                      (547)
 Net loss on cash flow hedging
  instruments                                                                                71
Total other comprehensive income
 Total comprehensive income
Capital contribution from parent                        165
Dividends declared
        BALANCE, DECEMBER 31, 2005       $6          $2,405             $577              $(113)             $(1)
                                        ---          ------           ------              -----              ---
2004
Balance, December 31, 2003               $6          $2,240             $728               $(17)             $(1)
Comprehensive income
 Net income
Other comprehensive income, net of
 tax (1)
 Cumulative effect of accounting
  change                                                                 292
 Net change in unrealized capital
  gains (losses) on securities (2)                                       104
 Net loss on cash flow hedging
  instruments                                                                              (167)
Total other comprehensive income
 Total comprehensive income
Dividends declared
        BALANCE, DECEMBER 31, 2004       $6          $2,240           $1,124              $(184)             $(1)
                                        ---          ------           ------              -----              ---


                                                                TOTAL
                                           RETAINED         STOCKHOLDER'S
                                           EARNINGS             EQUITY
                                                (IN MILLIONS)
----------------------------------  --------------------------------------
2006
Balance, December 31, 2005                  $4,463              $7,337
Comprehensive income
 Net income                                    731                 731
Other comprehensive income, net of
 tax (1)
 Net change in unrealized capital
  gains (losses) on securities (2)                                 (77)
 Net loss on cash flow hedging
  instruments                                                      (97)
 Cumulative translation
  adjustments                                                        2
Total other comprehensive income
 Total comprehensive income
Capital contribution from parent                                   181
Dividends declared                            (417)               (417)
                                            ------              ------
        BALANCE, DECEMBER 31, 2006          $4,777              $7,660
                                            ------              ------
2005
Balance, December 31, 2004                  $4,064              $7,249
Comprehensive income
 Net income                                    909                 909
Other comprehensive income, net of
 tax (1)
 Net change in unrealized capital
  gains (losses) on securities (2)                                (547)
 Net loss on cash flow hedging
  instruments                                                       71
Total other comprehensive income                                  (476)
 Total comprehensive income                                        433
Capital contribution from parent                                   165
Dividends declared                            (510)               (510)
                                            ------              ------
        BALANCE, DECEMBER 31, 2005          $4,463              $7,337
                                            ------              ------
2004
Balance, December 31, 2003                  $3,648              $6,604
Comprehensive income
 Net income                                    965                 965
Other comprehensive income, net of
 tax (1)
 Cumulative effect of accounting
  change                                                           292
 Net change in unrealized capital
  gains (losses) on securities (2)                                 104
 Net loss on cash flow hedging
  instruments                                                     (167)
Total other comprehensive income                                   229
 Total comprehensive income                                      1,194
Dividends declared                            (549)               (549)
                                            ------              ------
        BALANCE, DECEMBER 31, 2004          $4,064              $7,249
                                            ------              ------

(1) Net change in unrealized capital gain on securities is reflected net of tax provision (benefit) and other items of $(42), $(295), and $56 for the years ended December 31, 2006, 2005 and 2004, respectively. Net (loss) gain on cash flow hedging instruments is net of tax provision (benefit) of $(52), $38 and $(90) for the years ended December 31, 2006, 2005 and 2004, respectively. There is no tax effect on cumulative translation adjustments.

(2) There were reclassification adjustments for after-tax gains (losses) realized in net income of $(75), $26 and $78 for the years ended December 31, 2006, 2005 and 2004 respectively.

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                    2006            2005            2004
                                                (IN MILLIONS)
--------------------------------------------------------------------------------
OPERATING ACTIVITIES
 Net income                            $731            $909            $965
 Adjustments to reconcile net
  income to net cash provided by
  operating activities
 Amortization of deferred policy
  acquisition costs and present
  value of future profits             1,175             945             825
 Additions to deferred policy
  acquisition costs and present
  value of future profits            (1,351)         (1,226)         (1,375)
 Change in:
 Reserve for future policy
  benefits, unpaid losses and
  loss adjustment expenses and
  unearned premiums                     836             129             726
 Reinsurance recoverables               (47)            177             (15)
 Receivables                             11              (3)             (3)
 Payables and accruals                  210             385            (212)
 Accrued and deferred income
  taxes                                 340              36             (21)
 Net realized capital losses
  (gains)                               299             (75)           (140)
 Depreciation and amortization          404             239              73
 Cumulative effect of accounting
  change, net of tax                     --              --              18
 Other, net                             157            (228)            (86)
                                  ---------       ---------       ---------
  NET CASH PROVIDED BY OPERATING
                      ACTIVITIES      2,765           1,288             755
                                  ---------       ---------       ---------
INVESTING ACTIVITIES
 Proceeds from the
  sale/maturity/prepayment of:
 Fixed maturities,
  available-for-sale                 19,517          19,727          18,457
 Equity securities,
  available-for-sale                    249              38              75
 Mortgage loans                         301             354             238
 Partnerships                            91             169              34
 Payments for the purchase of:
 Fixed maturities,
  available-for-sale                (22,017)        (21,511)        (19,309)
 Equity securities,
  available-for-sale                   (455)            (60)            (92)
 Mortgage loans                      (1,574)           (915)           (564)
 Partnerships                          (496)           (337)           (111)
 Change in policy loans, net            (39)            647            (148)
 Change in payables for
  collateral under securities
  lending, net                          788            (276)             19
 Change in all other, net              (713)           (193)            486
                                  ---------       ---------       ---------
     NET CASH USED FOR INVESTING
                      ACTIVITIES     (4,348)         (2,357)           (915)
                                  ---------       ---------       ---------
FINANCING ACTIVITIES
 Capital contributions                                  129              --
 Dividends paid                        (300)           (498)           (549)
 Proceeds from issuance of
  consumer notes                        258              --              --
 Net receipts from investment
  and universal life-type
  contracts                           1,686           1,347             829
                                  ---------       ---------       ---------
  NET CASH PROVIDED BY FINANCING
                      ACTIVITIES      1,644             978             280
                                  ---------       ---------       ---------
 Impact of foreign exchange               1              (1)             --
 Net (decrease) increase in cash         62             (92)            120
                                  ---------       ---------       ---------
 Cash -- beginning of year              124             216              96
                                  ---------       ---------       ---------
 Cash -- end of year                   $186            $124            $216
                                  ---------       ---------       ---------
Supplemental Disclosure of Cash
 Flow Information:
 Net Cash (Received) Paid During
  the Year for:
 Income taxes                         $(163)           $149             $42

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SUPPLEMENTAL SCHEDULE OF NONCASH OPERATING AND FINANCING ACTIVITIES:

The Company recaptured an indemnity reinsurance arrangement with Hartford Life and Accident Insurance Company in 2005. In conjunction with this transaction, the Company recorded a noncash capital contribution of $36 and a related extinguishment of the reinsurance recoverable liability.

The Company made noncash dividends of $117 and received noncash capital contributions of $154 from its parent company during 2006 related to the guaranteed minimum income benefit reinsurance agreement with Hartford Life Insurance, K.K.

The Company received, noncash capital contributions from its parent of $25 to settle intercompany balances related to stock compensation.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(DOLLAR AMOUNTS IN MILLIONS, UNLESS OTHERWISE STATED)

--------------------------------------------------------------------------------

NOTE 1. BASIS OF PRESENTATION AND ACCOUNTING POLICIES

BASIS OF PRESENTATION

These consolidated financial statements include Hartford Life Insurance Company and its wholly-owned subsidiaries (collectively, "Hartford Life Insurance Company" or the "Company"), Hartford Life and Annuity Insurance Company ("HLAI") and Hartford International Life Reassurance Corporation ("HLRe"). The Company is a wholly-owned subsidiary of Hartford Life and Accident Insurance Company ("HLA"), which is a wholly-owned subsidiary of Hartford Life, Inc. ("Hartford Life"). Hartford Life is a direct wholly-owned subsidiary of Hartford Holdings, Inc., a direct wholly-owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), the Company's ultimate parent company.

Along with its parent, HLA, the Company is a leading financial services and insurance group which provides (a) investment products, such as individual variable annuities and fixed market value adjusted annuities and retirement plan services for savings and retirement needs; (b) individual life insurance for income protection and estate planning; (c) group benefits products such as group life and group disability insurance that is directly written by the Company and is substantially ceded to its parent, HLA, (d) corporate owned life insurance and (e) assumes fixed annuity products and guaranteed minimum income benefits ("GMIB") from Hartford Life's international operations.

The consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.

CONSOLIDATION

The consolidated financial statements include the accounts of Hartford Life Insurance Company in which the Company directly or indirectly has a controlling financial interest and those variable interest entities ("VIE") in which the Company is the primary beneficiary. The Company determines if it is the primary beneficiary using both qualitative and quantitative analysis. Entities in which Hartford Life Insurance Company does not have a controlling financial interest but in which the Company has significant influence over the operating and financing decisions are reported using the equity method. All material intercompany transactions and balances between Hartford Life Insurance Company and its subsidiaries and affiliates have been eliminated. For further discussion see Note 3.

USE OF ESTIMATES

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and present value of future profits associated with variable annuity and other universal life-type contracts; the evaluation of other-than-temporary impairments on investments in available-for-sale securities; the valuation of guaranteed minimum withdrawal benefit derivatives and guaranteed minimum income benefit reinsurance derivatives; and contingencies relating to corporate litigation and regulatory matters.

RECLASSIFICATIONS

Certain reclassifications have been made to prior year financial information to conform to the current year presentation.

ADOPTION OF NEW ACCOUNTING STANDARDS

Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements

In September 2006, the Securities and Exchange Commission ("SEC") staff issued Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB 108"). SAB 108 provides guidance for how errors should be evaluated to assess materiality from a quantitative perspective. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings. The Company adopted SAB 108 on December 31, 2006. The adoption had no effect on the Company's consolidated financial condition or results of operations.

Share-Based Payment

In December 2004, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"), which replaced SFAS No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123") and superseded APB Opinion No. 25, "Accounting for Stock Issued to Employees". SFAS 123(R) requires companies to recognize compensation costs for share-based payments to employees based on the grant-date fair value of the award. In January 2003, the Company began expensing all stock-based compensation awards granted or modified after January 1, 2003 under the fair value recognition provisions of SFAS 123 and therefore the adoption of SFAS 123(R) did not have a material effect on the Company's financial position or results of operations and is not expected to have a material effect on future operations.

The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments

In November 2005, the FASB released FASB Staff Position Nos. FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"), which effectively replaces Emerging Issues Task Force Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("EITF 03-1"). FSP 115-1 contains a three-step model for evaluating impairments and carries forward the disclosure requirements in EITF Issue No. 03-1 pertaining to securities in an unrealized loss position. Under the model, any security in an unrealized loss position is considered impaired; an evaluation is made to determine whether the impairment is other-than-temporary; and, if an impairment is considered other-than-temporary, a realized loss is recognized to write the security's cost or amortized cost basis down to fair value. FSP 115-1 references existing other-than-temporary impairment guidance for determining when an impairment is other-than-temporary and clarifies that subsequent to the recognition of an other-than-temporary impairment loss for debt securities, an investor shall account for the security using the constant effective yield method. The Company adopted FSP 115-1 upon issuance. The adoption did not have a material effect on the Company's consolidated financial condition or results of operations.

Non-Traditional Long Duration Contracts

In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). SOP 03-1 addresses a wide variety of topics, some of which have a significant impact on the Company. The major provisions of SOP 03-1 require:

- Recognizing expenses for a variety of contracts and contract features, including guaranteed minimum death benefits ("GMDB"), certain death benefits on universal-life type contracts and annuitization options, on an accrual basis versus the previous method of recognition upon payment;

- Reporting and measuring assets and liabilities of certain separate account products as general account assets and liabilities when specified criteria are not met;

- Reporting and measuring the Company's interest in its separate accounts as general account assets based on the insurer's proportionate beneficial interest in the separate account's underlying assets; and

- Capitalizing sales inducements that meet specified criteria and amortizing such amounts over the life of the contracts using the same methodology as used for amortizing deferred acquisition costs ("DAC").

SOP 03-1 was effective for financial statements for fiscal years beginning after December 15, 2003. At the date of initial application, January 1, 2004, the cumulative effect of the adoption of SOP 03-1 on net income and other comprehensive income was comprised of the following individual impacts shown net of income tax benefit of $10:

                                                                                        OTHER
                                                                                    COMPREHENSIVE
                                                                 NET INCOME             INCOME
-----------------------------------------------------------------------------------------------------
COMPONENTS OF CUMULATIVE EFFECT OF ADOPTION
Establishing GMDB and other benefit reserves for annuity
 contracts                                                           $(50)                $ --
Reclassifying certain separate accounts to general account             30                  294
Other                                                                   2                   (2)
                                                                    -----               ------
                         TOTAL CUMULATIVE EFFECT OF ADOPTION         $(18)                $292
                                                                    -----               ------

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

Fair Value Option for Financial Assets and Financial Liabilities

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities, Including an Amendment of FASB Statement No. 115" ("SFAS 159"). The objective of SFAS 159 is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently. This statement permits entities to choose, at specified election dates, to measure eligible items at fair value (i.e., the fair value option). Items eligible for the fair value option include certain recognized financial assets and liabilities, rights and obligations under certain insurance contracts that are not financial instruments, host financial instruments resulting from the separation of an embedded nonfinancial derivative instrument from a nonfinancial hybrid instrument, and certain commitments. Business entities shall report unrealized gains and losses on items for which the fair value option has been elected in net income. The fair value option (a) may be applied instrument by instrument, with certain exceptions, (b) is irrevocable (unless a new election date occurs), and (c) is applied only to entire instruments and not to portions of instruments. SFAS 159 is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007, although early adoption is permitted under certain conditions. Companies shall report the effect of the first remeasurement to fair value as a cumulative-effect adjustment to the opening balance of retained earnings. The Company expects to adopt SFAS 159 on January 1, 2008, but has not yet determined the items to which the Company may apply the fair value option and the impact on the Company's consolidated financial statements.

Fair Value Measurements

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"). This statement defines fair value, establishes a framework for measuring fair value under accounting principles generally accepted in the United States, and enhances disclosures about fair value measurements. The definition focuses on the price that would be received to sell the asset or paid to transfer the liability (an exit price), not the price that would be paid to acquire the asset or received to assume the liability (an entry price). SFAS 157 provides guidance on how to measure fair value when required under existing accounting standards. The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels ("Level 1, 2 and 3"). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity's estimates of the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, with earlier application encouraged only in the initial quarter of an entity's fiscal year. The Company will adopt SFAS 157 on January 1, 2008, but has not yet quantified the impact. However, the Company has certain significant product riders, including GMWB, that are recorded using fair value. Under SFAS 157, fair value for GMWB will use significant Level 3 inputs including risk margins. The Company's account value associated with GMWB is $48.3 billion as of December 31, 2006. As a result, the one time realized capital loss that could be recorded upon the adoption of SFAS 157 could materially reduce the Company's 2008 net income. Realized gains and losses that will be recorded in future years are also likely to be more volatile than amounts recorded in prior years. In addition, adoption of SFAS 157 will result in a future reduction in variable annuity fee income as fees attributed to the embedded derivatives will increase consistent with incorporating additional risk margins and other indicia of "exit value" in the valuation of embedded derivative.

Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109

The FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109" ("FIN 48"), dated June 2006. The interpretation requires public companies to recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. The amount recognized would be the amount that represents the largest amount of tax benefit that is greater than 50% likely of being ultimately realized. A liability would be recognized for any benefit claimed, or expected to be claimed, in a tax return in excess of the benefit recorded in the financial statements, along with any interest and penalty (if applicable) on the excess. FIN 48 will require a tabular reconciliation of the change in the aggregate unrecognized tax benefits claimed, or expected to be claimed, in tax returns and disclosure relating to accrued interest and penalties for unrecognized tax benefits. Disclosure will also be required for those uncertain tax positions where it is reasonably possible that the estimate of the tax benefit will change significantly in the next 12 months. FIN 48 is effective for fiscal years beginning after December 15, 2006. Upon adoption as of the first quarter of 2007, FIN 48 will not have a material effect on the Company's consolidated financial condition or results of operations.

Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140" ("SFAS 155"). This statement amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"), and SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" and resolves issues addressed in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interest in Securitized Financial Assets". This Statement: (a) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; (b) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (c) establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (d) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and, (e) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument. The standard also requires presentation within the financial statements that identifies those hybrid financial instruments for which the fair value election has been applied and information on the income statement impact of the changes in fair value of those instruments. The Company is required to apply SFAS 155 to all financial instruments acquired, issued or subject to a remeasurement event beginning January 1, 2007. SFAS 155 did not have an effect on the Company's consolidated financial condition and results of operations upon adoption at January 1, 2007. However, the standard could affect the future income recognition for securitized financial assets because there may be more embedded derivatives identified with changes in fair value recognized in net income.

Accounting by Insurance Enterprises for Deferred Acquisition Costs ("DAC") in Connection with Modifications or Exchanges of Insurance Contracts

In September 2005, the AICPA issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs ("DAC") in Connection with Modifications or Exchanges of Insurance Contracts", ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts. An internal replacement is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Modifications that result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized DAC, unearned revenue liabilities and deferred sales inducements from the replaced contract must be written-off. Modifications that result in a contract that is substantially unchanged from the replaced contract should be accounted for as a continuation of the replaced contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006, with earlier adoption encouraged. The Company will adopt SOP 05-1 on January 1, 2007. The Company expects the cumulative effect upon adoption of SOP 05-1 to be $10 to $20, after-tax, which will be recorded as a reduction in retained earnings as of January 1, 2007.

INVESTMENTS

The Company's investments in fixed maturities, which include bonds, redeemable preferred stock and commercial paper; and certain equity securities, which include common and non-redeemable preferred stocks, are classified as "available-for-sale" and accordingly, are carried at fair value with the after-tax difference from cost or amortized cost, as adjusted for the effect of deducting the life and pension policyholders' share of the immediate participation guaranteed contracts and certain life and annuity deferred policy acquisition costs and reserve adjustments, reflected in stockholders' equity as a component of accumulated other comprehensive income ("AOCI"). Policy loans are carried at outstanding balance. Mortgage loans on real estate are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of valuation allowances, if any. Other investments primarily consist of derivatives, and limited partnership interests and proportionate share limited liability companies (collectively "limited partnerships"). Limited partnerships are accounted for under the equity method and accordingly the Company's share of earnings are included in net investment income. Derivatives are carried at fair value.

Valuation of Fixed Maturities

The fair value for fixed maturity securities is largely determined by one of three primary pricing methods: independent third party pricing service market quotations, independent broker quotations or pricing matrices, which use market data provided by external sources. With the exception of short-term securities for which amortized cost is predominantly used to approximate fair value, security pricing is applied using a hierarchy or "waterfall" approach whereby prices are first sought from independent pricing services with the remaining unpriced securities submitted to brokers for prices or lastly priced via a pricing matrix.

Prices from independent pricing services are often unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain of the Company's asset-backed ("ABS") and commercial mortgage-backed securities ("CMBS") are priced via broker quotations. A pricing matrix is used to price securities for which the Company is unable to obtain either a price from an independent third party service or an independent broker quotation. The pricing matrix begins with current treasury rates and uses credit spreads and issuer-specific yield adjustments received from an independent third party source to determine the market price for the security. The credit spreads, as assigned by a nationally recognized rating agency, incorporate the issuer's credit rating and a risk premium, if warranted, due to the issuer's industry and the security's time to maturity. The issuer-specific yield adjustments, which can be positive or negative, are updated twice annually, as of June 30 and December 31, by an independent third party source and are intended to adjust security prices for issuer-specific factors. The matrix-priced securities at December 31, 2006 and 2005, primarily consisted of non-144A private placements and have an average duration of 5.0 and 4.8 years, respectively.

The following table presents the fair value of fixed maturity securities by pricing source as of December 31, 2006 and 2005.

                                                            2006                                         2005
                                                                      PERCENTAGE                                   PERCENTAGE
                                                                       OF TOTAL                                     OF TOTAL
                                             FAIR VALUE               FAIR VALUE          FAIR VALUE               FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
Priced via independent market
 quotations                                     $37,190                    82.0%             $36,055                    83.4%
Priced via broker quotations                      3,567                     7.9                2,271                     5.2
Priced via matrices                               3,810                     8.4                3,667                     8.5
Priced via other methods                             79                     0.2                  202                     0.5
Short-term investments (1)                          694                     1.5                1,047                     2.4
                                              ---------                 -------            ---------                 -------
                                  TOTAL         $45,340                   100.0%             $43,242                   100.0%
                                              ---------                 -------            ---------                 -------

(1) Short-term investments are primarily valued at amortized cost, which approximates fair value.

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties. As such, the estimated fair value of a financial instrument may differ significantly from the amount that could be realized if the security was sold immediately.

Other-Than-Temporary Impairments on Available-for-Sale Securities

One of the significant estimates inherent in the valuation of investments is the evaluation of investments for other-than-temporary impairments. The evaluation of impairments is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in the fair value of investments should be recognized in current period earnings. The risks and uncertainties include changes in general economic conditions, the issuer's financial condition or near term recovery prospects and the effects of changes in interest rates. The Company's accounting policy requires that a decline in the value of a security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. If the security is deemed to be other-than-temporarily impaired, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. In addition, for securities expected to be sold, an other-than-temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to cost or amortized cost prior to the expected date of sale. The fair value of the other-than-temporarily impaired investment becomes its new cost basis. The Company has a security monitoring process overseen by a committee of investment and accounting professionals ("the committee") that identifies securities that, due to certain characteristics, as described below, are subjected to an enhanced analysis on a quarterly basis.

Securities not subject to EITF Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continued to Be Held by a Transferor in Securitized Financial Assets" ("non-EITF Issue No. 99-20 securities") that are in an unrealized loss position, are reviewed at least quarterly to determine if an other-than-temporary impairment is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for non-EITF Issue No. 99-20 securities is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost,
(b) the financial condition, credit rating and near-term prospects of the issuer, (c) whether the debtor is current on contractually obligated interest and principal payments and (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery.

Each quarter, during this analysis, the Company asserts its intent and ability to retain until recovery those securities judged to be temporarily impaired. Once identified, these securities are systematically restricted from trading unless approved by the committee. The committee will only authorize the sale of these securities based on predefined criteria that relate to events that could not have been foreseen. Examples of the criteria include, but are not limited to, the deterioration in the issuer's creditworthiness, a change in regulatory requirements or a major business combination or major disposition.

For certain securitized financial assets with contractual cash flows including ABS, EITF Issue No. 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an other-than-temporary impairment charge is recognized. The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

Mortgage Loan Impairments

Mortgage loans on real estate are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. For mortgage loans that are determined to be impaired, a valuation allowance is established for the difference between the carrying amount and the Company's share of either (a) the present value of the expected future cash flows discounted at the loan's original effective interest rate, (b) the loan's observable market price or (c) the fair value of the collateral. Changes in valuation allowances are recorded in net realized capital gains and losses.

Net Realized Capital Gains and Losses

Net realized capital gains and losses from investment sales, after deducting the life and pension policyholders' share for certain products, are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in derivatives contracts (both free-standing and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes, and the change in value of derivatives in certain fair-value hedge relationships. Impairments are recognized as net realized capital losses when investment losses in value are deemed other-than-temporary. Foreign currency transaction remeasurements are also included in net realized capital gains and losses. Net realized capital gains and losses on security transactions associated with the Company's immediate participation guaranteed contracts are recorded and offset by amounts owed to policyholders and were less than $1 for the years ended December 31, 2006, 2005 and 2004. Under the terms of the contracts, the net realized capital gains and losses will be credited to policyholders in future years as they are entitled to receive them.

Net Investment Income

Interest income from fixed maturities and mortgage loans on real estate is recognized when earned on the constant effective yield method based on estimated principal repayments, if applicable. The calculation of amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For high credit quality securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future principal repayments using the retrospective method. For non-highly rated securitized financial assets any yield adjustments are made using the prospective method. Prepayment fees on fixed maturities and mortgage loans are recorded in net investment income when earned. For limited partnerships, the equity method of accounting is used to recognize the Company's share of earnings. For fixed maturities that have had an other-than-temporary impairment loss, the Company amortizes the new cost basis to par or to estimated future value over the remaining life of the security based on future estimated cash flows.

DERIVATIVE INSTRUMENTS

Overview

The Company utilizes a variety of derivative instruments, including swaps, caps, floors, forwards, futures and options through one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. For a further discussion of derivative instruments, see the Derivative Instruments section of
Note 3.

The Company's derivative transactions are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.

Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities

Derivatives are recognized on the balance sheet at fair value. As of December 31, 2006 and 2005, approximately 82% and 84% of derivatives, respectively, based upon notional values, were priced via valuation models which utilize market data, while the remaining 18% and 16% of derivatives, respectively, were priced via broker quotations. These percentages exclude the guaranteed minimum withdrawal benefit ("GMWB") rider and the associated reinsurance contracts, which are discussed below as well as the reinsurance contracts associated with the GMIB product, which is discussed in Note 17. The derivative contracts are reported as assets or liabilities in other investments and other liabilities, respectively, in the consolidated balance sheets, excluding embedded derivatives and GMWB and GMIB reinsurance contracts. Embedded derivatives are recorded in the consolidated balance sheets with the associated host instrument. GMWB and GMIB reinsurance assumed contract amounts are recorded in other policyholder funds in the consolidated balance sheets. GMWB reinsurance ceded amounts are recorded in reinsurance recoverables in the consolidated balance sheets.

On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair-value" hedge), (2) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability ("cash-flow" hedge), (3) a foreign-currency fair value or cash-flow hedge ("foreign-currency" hedge), (4) a hedge of a net investment in a foreign operation ("net investment" hedge) or (5) held for other investment and risk management purposes, which primarily involve managing asset or liability related risks which do not qualify for hedge accounting.

Fair-Value Hedges

Changes in the fair value of a derivative that is designated and qualifies as a fair-value hedge, along with the changes in the fair value of the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings with any differences between the net change in fair value of the derivative and the hedged item representing the hedge ineffectiveness. Periodic cash flows and accruals of income/expense ("periodic derivative net coupon settlements") are recorded in the line item of the consolidated statements of income in which the cash flows of the hedged item are recorded.

Cash-Flow Hedges

Changes in the fair value of a derivative that is designated and qualifies as a cash-flow hedge are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the consolidated statements of income in which the cash flows of the hedged item are recorded. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the consolidated statements of income in which the cash flows of the hedged item are recorded.

Foreign-Currency Hedges

Changes in the fair value of derivatives that are designated and qualify as foreign-currency hedges are recorded in either current period earnings or AOCI, depending on whether the hedged transaction is a fair-value hedge or a cash-flow hedge, respectively. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the consolidated statements of income in which the cash flows of the hedged item are recorded.

Net Investment in a Foreign Operation Hedges

Changes in fair value of a derivative used as a hedge of a net investment in a foreign operation, to the extent effective as a hedge, are recorded in the foreign currency translation adjustments account within AOCI. Cumulative changes in fair value recorded in AOCI are reclassified into earnings upon the sale or complete, or substantially complete, liquidation of the foreign entity. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the consolidated statements of income in which the cash flows of the hedged item are recorded.

Other Investment and Risk Management Activities

The Company's other investment and risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and risk management purposes are reported in current period earnings as net realized capital gains and losses.

Hedge Documentation and Effectiveness Testing

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair-value, cash-flow, foreign-currency or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness and ineffectiveness testing methods to be used. The Company also formally assesses, both at the hedge's inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values or cash flows of hedged items. Hedge effectiveness is assessed using qualitative and quantitative methods. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Hedge ineffectiveness of the hedge relationships are measured each reporting period using the "Change in Variable Cash Flows Method", the "Change in Fair Value Method", the "Hypothetical Derivative Method", or the "Dollar Offset Method".

Discontinuance of Hedge Accounting

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (2) the derivative is designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair-value hedge, the derivative continues to be carried at fair value on the balance sheet with changes in its fair value recognized in current period earnings.

When hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.

In other situations in which hedge accounting is discontinued on a cash-flow hedge, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the variability of the cash flow of the hedged item.

Embedded Derivatives

The Company purchases and issues financial instruments and products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated balance sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.

Credit Risk

The Company's derivative counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness and typically requires credit enhancement/credit risk reducing agreements. Credit risk is measured as the amount owed to the Company based on current market conditions and potential payment obligations between the Company and its counterparties. Credit exposures are generally quantified daily, netted by counterparty for each legal entity of the Company, and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds the exposure policy thresholds which do not exceed $10. The Company also minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties rated A1/A or better, which are monitored by the Company's internal compliance unit and reviewed frequently by senior management. In addition, the compliance unit monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. The Company also maintains a policy of requiring that derivative contracts, other than exchange traded contracts, currency forward contracts, and certain embedded derivatives, be governed by an International Swaps and Derivatives Association Master Agreement which is structured by legal entity and by counterparty and permits right of offset. To date, the Company has not incurred any losses on derivative instruments due to counterparty nonperformance.

Product Derivatives and Risk Management

Valuation of Guaranteed Minimum Withdrawal Benefit and Guaranteed Minimum Income Benefit Reinsurance Derivatives

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit ("GMWB") rider. The GMWB represents an embedded derivative in the variable annuity contracts that is required to be reported separately from the host variable annuity contract. The Company also assumes GMIB from a related party. The GMIB reinsurance represents a free standing derivative. Both are carried at fair value and reported in other policyholder funds. The fair value of the GMWB and GMIB obligations are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. Because of the dynamic and complex nature of these cash flows, best estimate assumptions and stochastic techniques under a variety of market return scenarios are used. Estimating these cash flows involves numerous estimates and subjective judgments including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates. At each valuation date, the Company assumes expected returns based on risk-free rates as represented by the current LIBOR forward curve rates; market volatility assumptions for each underlying index based on a blend of observed market "implied volatility" data and annualized standard deviations of monthly returns using the most recent 20 years of observed market performance; correlations of market returns across underlying indices based on actual observed market returns and relationships over the ten years preceding the valuation date; and current risk-free spot rates as represented by the current LIBOR spot curve to determine the present value of expected future cash flows produced in the stochastic projection process.

In valuing the embedded GMWB derivative, the Company attributes to the derivative a portion of the fees collected from the contract holder equal to the present value of future GMWB claims (the "Attributed Fees"). All changes in the fair value of the embedded derivative are recorded in net realized capital gains and losses. The excess of fees collected from the contract holder for the GMWB over the Attributed Fees are associated with the host variable annuity contract recorded in fee income. Upon adoption of Statement of Financial Accounting Standard No. 157, "Fair Value Measurements", (SFAS 157) the Company will revise many of the assumptions used to value GMWB.

For contracts issued prior to July 2003, the Company has an unrelated party reinsurance arrangement in place to transfer its risk of loss due to GMWB. For contracts issued after July 2003, the Company had reinsured the risk of loss due to GMWB to a related party, Hartford Life and Accident Insurance Company. Both of these arrangements are recognized as derivatives and carried at fair value in reinsurance recoverables. Changes in the fair value of both the derivative assets and liabilities related to the reinsured GMWB are recorded in net realized capital gains and losses. During September 2005, the Company recaptured the reinsurance agreement with the related party. As a result of the recapture, the Company received derivative instruments, used to hedge its exposure to the GMWB rider, including interest rate futures, Standard and Poor's ("S&P") 500 and NASDAQ index put options and futures contracts and Europe, Australasia and Far East ("EAFE") Index swaps to hedge GMWB exposure to international equity markets. For the years ended December 31, 2006, 2005 and 2004, net realized capital gains and losses included the change in market value of the embedded derivative related to the GMWB liability, the derivative reinsurance arrangement and the related derivative contracts that were purchased as economic hedges, the net effect of which was a $26 loss, $55 loss and $0, before deferred policy acquisition costs and tax effects, respectively.

A contract is 'in the money' if the contract holder's GRB is greater than the account value. For contracts that were 'in the money', the Company's exposure as of December 31, 2006, was $8. However, the only ways the contract holder can monetize the excess of the GRB over the account value of the contract is upon death or if their account value is reduced to zero through a combination of a series of withdrawals that do not exceed a specific percentage of the premiums paid per year and market declines. If the account value is reduced to zero, the contract holder will receive a period certain annuity equal to the remaining GRB. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more or less than $8.

Separate Accounts

The Company maintains separate account assets and liabilities, which are reported at fair value. Separate accounts include contracts, wherein the policyholder assumes the investment risk. Separate account assets are segregated from other investments and investment income and gains and losses accrue directly to the policyholder.

Deferred Policy Acquisition Costs and Present Value of Future Profits Associated with Variable Annuity and Other Universal Life-Type Contracts

Accounting Policy and Assumptions

Life policy acquisition costs include commissions and certain other expenses that vary with and are primarily associated with acquiring business. Present value of future profits ("PVFP") is an intangible asset recorded upon applying purchase accounting in an acquisition of a life insurance company. Deferred policy acquisition costs and the present value of future profits intangible asset are amortized in the same way. Both are amortized over the estimated life of the contracts acquired. Within the following discussion, deferred policy acquisition costs and the present value of future profits intangible asset will be referred to as "DAC". At December 31, 2006 and December 31, 2005, the carrying value of the Company's Life DAC asset was $7.3 billion and $7.1 billion, respectively. Of those amounts, $4.4 billion and $4.5 billion related to individual variable annuities sold in the U.S., respectively, and $2.1 billion and $1.9 billion related to universal life-type contracts sold by Individual Life, respectively.

The Company amortizes DAC related to investment contracts and universal life-type contracts (including individual variable annuities) using the retrospective deposit method. Under the retrospective deposit method, acquisition costs are amortized in proportion to the present value of estimated gross profits ("EGPs"). EGPs are also used to amortize other assets and liabilities on the Company's balance sheet, such as sales inducement assets and unearned revenue reserves. Components of EGPs are used to determine reserves for guaranteed minimum death and income benefits. For most contracts, the Company evaluates EGPs over a 20 year horizon as estimated profits emerging subsequent to year 20 are immaterial. The Company uses other measures for amortizing DAC, such as gross costs (net of reinsurance), as a replacement for EGPs when EGPs are expected to be negative for multiple years of the contract's life. The Company also adjusts the DAC balance, through other comprehensive income, by an amount that represents the amortization of DAC that would have been required as a charge or credit to operations had unrealized gains and losses on investments been realized. Actual gross profits, in a given reporting period, that vary from management's initial estimates result in increases or decreases in the rate of amortization, commonly referred to as a "true-up", which are recorded in the current period. The true-up recorded for the years ended December 31, 2006, 2005 and 2004 was an increase to amortization of $45, $27 and $16, respectively.

Each year, the Company develops future EGPs for the products sold during that year. The EGPs for products sold in a particular year are aggregated into cohorts. Future gross profits are projected for the estimated lives of the contracts, and are, to a large extent, a function of future account value projections for individual variable annuity products and to a lesser extent for variable universal life products. The projection of future account values requires the use of certain assumptions. The assumptions considered to be important in the projection of future account value, and hence the EGPs, include separate account fund performance, which is impacted by separate account fund mix, less fees assessed against the contract holder's account balance, surrender and lapse rates, interest margin, and mortality. The assumptions are developed as part of an annual process and are dependent upon the Company's current best estimates of future events. The Company's current aggregate separate account return assumption is approximately 8.0% (after fund fees, but before mortality and expense charges) for U.S. products. The overall actual return generated by the separate account is dependent on several factors, including the relative mix of the underlying sub-accounts among bond funds and equity funds as well as equity sector weightings. The Company's overall U.S. separate account fund performance has been reasonably correlated to the overall performance of the S&P 500 Index (which closed at 1,418 on December 29, 2006), although no assurance can be provided that this correlation will continue in the future.

Estimating future gross profits is a complex process requiring considerable judgment and the forecasting of events well into the future. Estimating future gross profits is important not only for determining the amortization of DAC but also in the accounting and valuation of sales inducement assets, unearned revenue reserves and guaranteed minimum death benefit reserves. The estimation process, the underlying assumptions and the resulting EGPs, are evaluated regularly.

During the fourth quarter of 2006, the Company refined its estimation process for DAC amortization and completed a comprehensive study of assumptions. The Company plans to complete a comprehensive assumption study and refine its estimate of future gross profits in the third quarter of 2007 and at least annually thereafter.

Upon completion of an assumption study, the Company will revise its assumptions to reflect its current best estimate, thereby changing its estimate of projected account values and the related EGPs in the DAC, sales inducement and unearned revenue reserve amortization models as well as the guaranteed minimum death benefit reserving models. The cumulative balance of DAC as well as sales inducement assets, unearned revenue reserves and guaranteed minimum death benefit reserves are adjusted with an offsetting benefit or charge to income to reflect such changes in the period of the revision, a process known as "unlocking". An unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations being favorable compared to previous estimates of account value growth and EGPs. An unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations being unfavorable compared to previous estimates of account value growth and EGPs.

In addition to when a comprehensive assumption study is completed, comprehensive revisions to best estimate assumptions used to estimate future gross profits are necessary when the EGPs in the Company's models fall outside of a reasonable range of EGPs. The Company performs a quantitative process each quarter to determine the reasonable range of EGPs. This process involves the use of internally developed models, which run a large number of stochastically determined scenarios of separate account fund performance. Incorporated in each scenario are assumptions with respect to lapse rates, mortality, and expenses, based on the Company's most recent assumption study. These scenarios are run for individual variable annuity business and are used to calculate statistically significant ranges of reasonable EGPs. The statistical ranges produced from the stochastic scenarios are compared to the present value of EGPs used in the Company's models. If EGPs used in the Company's models fall outside of the statistical ranges of reasonable EGPs, an "unlock" would be necessary. A similar approach is used for variable universal life business.

Unlock Results

As described above, during the fourth quarter of 2006, the Company completed its latest study of assumptions underlying EGPs, resulting in an "unlock". The study covered all assumptions, including mortality, lapses, expenses and separate account returns, in substantially all product lines. The new best estimate assumptions were applied to the current in-force to project future gross profits. The impact on the Company's assets and liabilities as a result of the unlock during the fourth quarter was as follows:

SEGMENT
AFTER-TAX (CHARGE)                                        UNEARNED REVENUE          DEATH AND INCOME
BENEFIT                            DAC and PVFP               Reserves            Benefit Reserves (1)
---------------------------------------------------------------------------------------------------------
Retail Products Group                    $(70)                    $5                       $(10)
Retirement Plans                           20                     --                         --
Individual Life                           (46)                    30                         --
Life -- Other                             (46)                    --                         --
                                      -------                   ----                      -----
                        TOTAL           $(142)                   $35                       $(10)
                                      -------                   ----                      -----

SEGMENT                             SALES
AFTER-TAX (CHARGE)                INDUCEMENT
BENEFIT                             Assets        Total
-----------------------------  ------------------------------
Retail Products Group                  $3           $(72)
Retirement Plans                       --             20
Individual Life                        --            (16)
Life -- Other                          --            (46)
                                     ----        -------
                        TOTAL          $3          $(114)
                                     ----        -------

(1) As a result of the unlock, death benefit reserves, in the Retail Products Group, increased $294, offset by an increase of $279 in reinsurance recoverables.

An "unlock" only revises EGPs to reflect current best estimate assumptions. The Company must also test the aggregate recoverability of the DAC asset by comparing the amounts deferred to the present value of total EGPs. In addition, the Company routinely stress tests its DAC asset for recoverability against severe declines in its separate account assets, which could occur if the equity markets experienced a significant sell-off, as the majority of policyholders' funds in the separate accounts is invested in the equity market. As of December 31, 2006, the Company believed U.S. individual variable annuity separate account assets could fall, through a combination of negative market returns, lapses and mortality, by at least 53%, before portions of its DAC asset would be unrecoverable.

Reserve for Future Policy Benefits and Unpaid Claims and Claim Adjustment
Expenses

Liabilities for the Company's group life and disability contracts as well its individual term life insurance policies include amounts for unpaid claims and future policy benefits. Liabilities for unpaid claims include estimates of amounts to fully settle known reported claims as well as claims related to insured events that the Company estimates have been incurred but have not yet been reported. Liabilities for future policy benefits are calculated by the net level premium method using interest, withdrawal and mortality assumptions appropriate at the time the policies were issued. The methods used in determining the liability for unpaid claims and future policy benefits are standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company's earned investment yield and the morbidity/mortality tables used are standard industry tables modified to reflect the Company's actual experience when appropriate. In particular, for the Company's group disability known claim reserves, the morbidity table for the early durations of claim is based exclusively on the Company's experience, incorporating factors such as sex, elimination period and diagnosis. These reserves are computed such that they are expected to meet the Company's future policy obligations. Future policy benefits are computed at amounts that, with additions from estimated premiums to be received and with interest on such reserves compounded annually at certain assumed rates, are expected to be sufficient to meet the Company's policy obligations at their maturities or in the event of an insured's death. Changes in or deviations from the assumptions used for mortality, morbidity, expected future premiums and interest can significantly affect the Company's reserve levels and related future operations and, as such, provisions for adverse deviation are built into the long-tailed liability assumptions.

Certain contracts classified as universal life-type may also include additional death or other insurance benefit features, such as guaranteed minimum death benefits offered with variable annuity contracts or no lapse guarantees offered with universal life insurance contracts. An additional liability is established for these benefits by estimating the expected present value of the benefits in excess of the projected account value in proportion to the present value of total expected assessments. Excess benefits are accrued as a liability as actual assessments are recorded. Determination of the expected value of excess benefits and assessments are based on a range of scenarios and assumptions including those related to market rates of return and volatility, contract surrender rates and mortality experience.

Other Policyholder Funds and Benefits Payable

The Company has classified its fixed and variable annuities, 401(k), certain governmental annuities, private placement life insurance ("PPLI"), variable universal life insurance, universal life insurance and interest sensitive whole life insurance as universal life-type contracts. The liability for universal life-type contracts is equal to the balance that accrues to the benefit of the policyholders as of the financial statement date (commonly referred to as the account value), including credited interest, amounts that have been assessed to compensate the Company for services to be performed over future periods, and any amounts previously assessed against policyholders that are refundable on termination of the contract.

The Company has classified its institutional and governmental products, without life contingencies, including funding agreements, certain structured settlements and guaranteed investment contracts, as investment contracts. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals and amounts assessed through the financial statement date. Policyholder funds include funding agreements held by VIE issuing medium-term notes.

Revenue Recognition

For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders' account balances and are recognized in the period in which services are provided. For the Company's traditional life and group disability products premiums are recognized as revenue when due from policyholders.

Foreign Currency Translation

Foreign currency translation gains and losses are reflected in stockholders' equity as a component of accumulated other comprehensive income. The Company's foreign subsidiaries' balance sheet accounts are translated at the exchange rates in effect at each year end and income statement accounts are translated at the average rates of exchange prevailing during the year. The national currencies of the international operations are their functional currencies.

Dividends to Policyholders

Policyholder dividends paid to certain policyholders, referred to as participating policies, are accrued using an estimate of the amount to be paid based on underlying contractual obligations under policies and applicable state laws.

Participating life insurance inforce accounted for 3%, 3%, and 5% as of December 31, 2006, 2005 and 2004, respectively, of total life insurance in force. Dividends to policyholders were $22, $37 and $29 for the years ended December 31, 2006, 2005 and 2004, respectively. There were no additional amounts of income allocated to participating policyholders. If limitations exist on the amount of net income from participating life insurance contracts that may be distributed to stockholders, the policyholder's share of net income on those contracts that cannot be distributed is excluded from stockholders' equity by a charge to operations and a credit to a liability.

Reinsurance

Through both facultative and treaty reinsurance agreements, the Company cedes a share of the risks it has underwritten to other insurance companies. Assumed reinsurance refers to the Company's acceptance of certain insurance risks that other insurance companies have underwritten.

Reinsurance accounting is followed for ceded and assumed transactions when the risk transfer provisions of SFAS 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," have been met. To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.

Income Taxes

The Company recognizes taxes payable or refundable for the current year and deferred taxes for the future tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

NOTE 2. SEGMENT INFORMATION

The Company has four reportable operating segments: Retail Products Group ("Retail"), Retirement Plans ("Retirement"), Institutional Solutions Group ("Institutional") and Individual Life.

Retail offers individual variable and fixed market value adjusted ("MVA") annuities.

Retirement Plans provides products and services to corporations pursuant to
Section 401(k) and products and services to municipalities and not-for-profit organizations under Section 457 and 403(b).

Institutional primarily offers institutional liability products, including stable value products, structured settlements and institutional annuities (primarily terminal funding cases), as well as variable Private Placement Life Insurance ("PPLI") owned by corporations and high net worth individuals. Within stable value, Institutional has an investor note program that offers both institutional and retail investor notes. Institutional and Retail notes are sold as funding agreement backed notes through trusts and ,may also be issued directly from the company to investors. Furthermore, Institutional offers additional individual products including structured settlements, single premium immediate annuities and longevity assurance.

Individual Life sells a variety of life insurance products, including variable universal life, universal life, interest sensitive whole life and term life.

Life charges direct operating expenses to the appropriate segment and allocates the majority of indirect expenses to the segments based on an intercompany expense arrangement. Intersegment revenues primarily occur between Life's Other category and the operating segments. These amounts primarily include interest income on allocated surplus, interest charges on excess separate account surplus, the allocation of certain net realized capital gains and losses and the allocation of credit risk charges.

The accounting policies of the reportable operating segments are the same as those described in the summary of significant accounting policies in Note 1. Life evaluates performance of its segments based on revenues, net income and the segment's return on allocated capital. Each operating segment is allocated corporate surplus as needed to support its business. Portfolio management is a corporate function and net realized capital gains and losses on invested assets are recognized in Life's Other category. Net realized capital gains and losses generated from credit related events, other than net periodic coupon settlements on credit derivatives, are retained by Corporate. However, in exchange for retaining credit related losses, the Other category charges each operating segment a "credit-risk" fee through realized capital gains and losses.

The "credit-risk" fee covers fixed income assets included in each operating segment's general account. The "credit-risk" fee is based upon historical default rates in the corporate bond market, the Company's actual default experience and estimates of future losses.

The positive (negative) impact on realized gains and losses of the segments for allocated interest rate related realized gains and losses and the credit-risk fees were as follows:

                                  2006              2005              2004
--------------------------------------------------------------------------------
Retail
 Realized gains (losses)           $32               $34               $25
 Credit risk fees                  (26)              (26)              (22)
Retirement Plans
 Realized gains (losses)            10                 6                 5
 Credit risk fees                   (9)               (8)               (8)
Institutional
 Realized gains (losses)            16                13                 8
 Credit risk fees                  (22)              (18)              (16)
Individual Life
 Realized gains (losses)             9                 8                12
 Credit risk fees                   (6)               (5)               (5)
Other
 Realized gains (losses)           (67)              (61)              (50)
 Credit risk fees                   63                57                51
                                ------            ------            ------
                     TOTAL        $ --              $ --              $ --
                                ------            ------            ------

The following tables represent summarized financial information concerning the Company's segments.

                                                   FOR THE YEARS ENDED
                                                       DECEMBER 31,
REVENUES BY PRODUCT LINE                    2006           2005           2004
--------------------------------------------------------------------------------
REVENUES
Life
 Earned premiums, fees, and other
  considerations
Retail
 Individual annuity                         $1,838         $1,627         $1,476
 Other                                          --             --             --
                                          --------       --------       --------
                            TOTAL RETAIL    $1,838         $1,627         $1,476
                                          --------       --------       --------
Retirement Plans
 401(k)                                        154            106             74
 Governmental                                   45             43             43
                                          --------       --------       --------
                  TOTAL RETIREMENT PLANS       199            149            117
                                          --------       --------       --------

                                   FOR THE YEARS ENDED DECEMBER 31,
REVENUES BY PRODUCT LINE       2006              2005              2004
--------------------------------------------------------------------------------
Institutional
 Institutional                     624               517               473
 PPLI                              102               104               149
                            ----------        ----------        ----------
       TOTAL INSTITUTIONAL         726               621               622
                            ----------        ----------        ----------
Individual Life
     TOTAL INDIVIDUAL LIFE         780               716               689
 Other                             116               147               172
                            ----------        ----------        ----------
 Total Life premiums,            3,660             3,260             3,076
  fees, and other
  considerations
 Net investment income           2,728             2,569             2,470
 Net realized capital             (299)               75               140
  gains (losses)
                            ----------        ----------        ----------
                TOTAL LIFE      $6,089            $5,904            $5,686
                            ----------        ----------        ----------
NET INCOME (LOSS)
 Retail                           $488              $520              $373
 Retirement Plans                  101                66                59
 Institutional                      91                82                55
 Individual Life                   158               149               143
 Other                            (107)               92               335
                            ----------        ----------        ----------
          TOTAL NET INCOME        $731              $909              $965
                            ----------        ----------        ----------
NET INVESTMENT INCOME
 Retail                           $835              $934            $1,013
 Retirement Plans                  326               311               307
 Institutional                     987               784               647
 Individual Life                   292               272               269
 Other                             288               268               234
                            ----------        ----------        ----------
      TOTAL NET INVESTMENT      $2,728            $2,569            $2,470
                    INCOME
                            ----------        ----------        ----------
AMORTIZATION OF DEFERRED
 POLICY ACQUISITION AND
 PRESENT VALUE OF FUTURE
 PROFITS
 Retail                           $867              $689              $596
 Retirement Plans                    1                26                28
 Institutional                      32                32                26
 Individual Life                   228               196               175
 Other                              47                 2                --
                            ----------        ----------        ----------
 TOTAL AMORTIZATION OF DAC      $1,175              $945              $825
                            ----------        ----------        ----------
INCOME TAX EXPENSE
 (BENEFIT)
 Retail                             $9               $33               $35
 Retirement Plans                   40                19                17
 Institutional                      38                34                24
 Individual Life                    72                69                70
 Other(1)                          (56)               52              (117)
                            ----------        ----------        ----------
  TOTAL INCOME TAX EXPENSE        $103              $207               $29
                            ----------        ----------        ----------

(1) For the year ended December 31, 2004 the Company includes a $191 tax benefit recorded in its Other category, which relates to an agreement with the IRS on the resolution of matters pertaining to tax years prior to 2004. For further discussion of this tax benefit see Note 12.

                                                           DECEMBER 31,
                                                      2006              2005
--------------------------------------------------------------------------------
ASSETS
 Retail                                               $128,550          $119,185
 Retirement Plans                                       24,390            20,058
 Institutional                                          66,135            48,561
 Individual Life                                        13,603            12,314
 Other                                                   8,472             7,506
                                                   -----------       -----------
                                     TOTAL ASSETS     $241,150          $207,624
                                                   -----------       -----------
DAC
 Retail                                                 $4,587            $4,617
 Retirement Plans                                          538               406
 Institutional                                             111                81
 Individual Life                                         2,124             1,976
 Other                                                     (26)               21
                                                   -----------       -----------
                                        TOTAL DAC       $7,334            $7,101
                                                   -----------       -----------
RESERVE FOR FUTURE POLICY BENEFITS
 Retail                                                   $845              $732
 Retirement Plans                                          357               366
 Institutional                                           5,711             4,962
 Individual Life                                           575               536
 Other                                                     721               810
                                                   -----------       -----------
         TOTAL RESERVE FOR FUTURE POLICY BENEFITS       $8,209            $7,406
                                                   -----------       -----------
OTHER POLICYHOLDER FUNDS
 Retail                                                $15,008           $16,299
 Retirement Plans                                        5,544             5,194
 Institutional                                          11,401             9,228
 Individual Life                                         4,845             4,482
 Other                                                   3,393             3,196
                                                   -----------       -----------
                   TOTAL OTHER POLICYHOLDER FUNDS      $40,191           $38,399
                                                   -----------       -----------

NOTE 3. INVESTMENTS AND DERIVATIVE INSTRUMENTS

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                       2006           2005           2004
--------------------------------------------------------------------------------
COMPONENTS OF NET INVESTMENT INCOME
Fixed maturities                       $2,459         $2,275         $2,122
Policy loans                              140            142            183
Mortgage loans on real estate             126             64             37
Other investments                          53            125            158
Gross investment income                 2,778          2,606          2,500
Less: Investment expenses                  50             37             30
                                     --------       --------       --------
              NET INVESTMENT INCOME    $2,728         $2,569         $2,470
                                     --------       --------       --------
COMPONENTS OF NET REALIZED CAPITAL
 GAINS (LOSSES)
Fixed maturities                        $(105)           $57           $168
Equity securities                          (3)             8              7
Foreign currency transaction
 remeasurements                            18            157             (6)
Derivatives and other (1)                (209)          (147)           (29)
                                     --------       --------       --------
NET REALIZED CAPITAL GAINS (LOSSES)     $(299)           $75           $140
                                     --------       --------       --------

(1) Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                       2006           2005           2004
--------------------------------------------------------------------------------
COMPONENTS OF NET UNREALIZED GAINS
 (LOSSES) ON AVAILABLE-FOR-SALE
 SECURITIES
Fixed maturities                         $800           $986         $2,212
Equity securities                           8              7              8
Net unrealized gains credited to
 policyholders                             (4)            (9)           (20)
                                     --------       --------       --------
Net unrealized gains                      804            984          2,200
Deferred income taxes and other
 items                                    304            407          1,076
                                     --------       --------       --------
Net unrealized gains, net of tax --
 end of year                              500            577          1,124
Net unrealized gains, net of tax --
 beginning of year                        577          1,124            728
                                     --------       --------       --------
CHANGE IN UNREALIZED GAINS (LOSSES)
   ON AVAILABLE-FOR-SALE SECURITIES      $(77)         $(547)          $396
                                     --------       --------       --------

COMPONENTS OF FIXED MATURITY INVESTMENTS

                                                                     AS OF DECEMBER 31, 2006
                                              AMORTIZED          GROSS UNREALIZED       GROSS UNREALIZED         FAIR
                                                COST                  GAINS                  LOSSES              VALUE
------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES
ABS                                              $6,373                   $38                  $(44)              $6,367
Collateralized mortgage obligations
 ("CMOs")
 Agency backed                                      778                     8                    (5)                 781
 Non-agency backed                                   76                    --                    --                   76
CMBS
 Agency backed                                      405                     7                    (1)                 411
 Non-agency backed                               10,198                   139                   (67)              10,270
Corporate                                        21,982                   911                  (206)              22,687
Government/Government agencies
 Foreign                                            568                    44                    (4)                 608
 United States                                      542                     2                    (5)                 539
 Mortgage-backed securities ("MBS") --
  U.S.
  Government/Government agencies                  1,808                     6                   (31)               1,783
 States, municipalities and political
  subdivisions                                    1,114                    23                   (15)               1,122
 Redeemable preferred stock                           2                    --                    --                    2
Short-term investments                              694                    --                    --                  694
                                              ---------              --------               -------            ---------
                  TOTAL FIXED MATURITIES        $44,540                $1,178                 $(378)             $45,340
                                              ---------              --------               -------            ---------

                                                                              AS OF DECEMBER 31, 2005
                                                       AMORTIZED          GROSS UNREALIZED       GROSS UNREALIZED         FAIR
                                                         COST                  GAINS                  LOSSES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES
ABS                                                       $6,383                   $44                  $(73)              $6,354
Collateralized mortgage obligations ("CMOs")
 Agency backed                                               657                     3                    (4)                 656
 Non-agency backed                                           107                    --                    --                  107
CMBS
 Agency backed                                                53                     1                    --                   54
 Non-agency backed                                         8,258                   158                   (85)               8,331
Corporate                                                 21,179                 1,098                  (226)              22,051
Government/Government agencies
 Foreign                                                     646                    43                    (4)                 685
 United States                                               435                    23                    (2)                 456
 Mortgage-backed securities ("MBS") -- U.S.
  Government/Government agencies                           2,559                     6                   (39)               2,526
 States, municipalities and political
  subdivisions                                               926                    47                    (4)                 969
 Redeemable preferred stock                                    6                    --                    --                    6
Short-term investments                                     1,047                    --                    --                1,047
                                                       ---------              --------               -------            ---------
                           TOTAL FIXED MATURITIES        $42,256                $1,423                 $(437)             $43,242
                                                       ---------              --------               -------            ---------

The amortized cost and estimated fair value of fixed maturity investments at December 31, 2006 by contractual maturity year are shown below.

                                         AMORTIZED COST          FAIR VALUE
--------------------------------------------------------------------------------
MATURITY
One year or less                               $1,505                $1,543
Over one year through five years                7,198                 7,466
Over five years through ten years               6,467                 6,541
Over ten years                                 20,335                20,783
 Subtotal                                      35,505                36,333
Mortgage- and asset-backed
 securities                                     9,035                 9,007
                                            ---------             ---------
                               TOTAL          $44,540               $45,340
                                            ---------             ---------

Estimated maturities may differ from contractual maturities due to call or prepayment provisions because of the potential for prepayment on mortgage- and asset-backed securities; they are not categorized by contractual maturity. The commercial mortgage-backed securities are categorized by contractual maturity because they generally are not subject to prepayment risk.

SALES OF FIXED MATURITY AND AVAILABLE-FOR-SALE EQUITY SECURITY INVESTMENTS

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                    2006            2005            2004
--------------------------------------------------------------------------------
SALE OF FIXED MATURITIES
Sale proceeds                       $17,009         $15,882         $13,022
Gross gains                             210             302             311
Gross losses                           (230)           (218)           (125)
SALE OF AVAILABLE-FOR-SALE
 EQUITY SECURITIES
Sale proceeds                          $249             $38             $75
Gross gains                               5               8              12
Gross losses                             (5)             --              (5)
                                  ---------       ---------       ---------

CONCENTRATION OF CREDIT RISK

The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.

The Company is not exposed to any concentration of credit risk of a single issuer greater than 10% of the Company's stockholders' equity other than U.S. government and certain U.S. government agencies. Other than U.S. government and U.S. government agencies, the Company's largest three exposures by issuer as of December 31, 2006 were General Electric Company, Citigroup, Inc. and AT&T Inc. and as of December 31, 2005 were Royal Bank of Scotland Group PLC, AT&T Inc. and JPMorgan Chase & Co., which each comprise 0.5% or less of total invested assets, respectively.

The Company's largest three exposures by industry sector as of December 31, 2006 were financial services, utilities, and technology and communications, which comprised approximately 13%, 5% and 5%, respectively, of total invested assets. The Company's largest three exposures by industry sector as of December 31, 2005 were financial services, technology and communications, and utilities which comprised approximately 13%, 6% and 5%, respectively, of total invested assets.

The Company's investments in states, municipalities and political subdivisions are geographically dispersed throughout the United States. As of December 31, 2006 and 2005, the largest concentrations were in California, Oregon and Illinois which each comprised less than 1% of total invested assets, respectively.

SECURITY UNREALIZED LOSS AGING

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a quarterly basis, identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. For further discussion regarding the Company's other-than-temporary impairment policy, see the Investments section of Note 2. Due to the issuers' continued satisfaction of the securities' obligations in accordance with their contractual terms and the expectation that they will continue to do so, management's intent and ability to hold these securities for a period of time sufficient to allow for any anticipated recovery in market value, as well as the evaluation of the fundamentals of the issuers' financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2006 and 2005.

The following tables present amortized cost, fair value and unrealized losses for the Company's fixed maturity and available-for-sale equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2006.

                                                                   2006
                                                           LESS THAN 12 MONTHS
                                             AMORTIZED              FAIR            UNREALIZED
                                               COST                VALUE              LOSSES
--------------------------------------------------------------------------------------------------
ABS                                               $846                $841                $(5)
CMOs
 Agency backed                                      72                  71                 (1)
 Non-agency backed                                  37                  37                 --
CMBS
 Agency backed                                      74                  73                 (1)
 Non-agency backed                               2,398               2,381                (17)
Corporate                                        5,119               5,052                (67)
Government/Government agencies
 Foreign                                           116                 114                 (2)
 United States                                     348                 345                 (3)
MBS -- U.S. Government/ Government
 agencies                                          191                 189                 (2)
States, municipalities and political
 subdivisions                                      402                 396                 (6)
Short-term investments                             356                 356                 --
                                             ---------            --------            -------
                TOTAL FIXED MATURITIES           9,959               9,855               (104)
Common stock                                        21                  20                 (1)
Non-redeemable preferred stock                      51                  49                 (2)
                                             ---------            --------            -------
                          TOTAL EQUITY              72                  69                 (3)
                                             ---------            --------            -------
 TOTAL TEMPORARILY IMPAIRED SECURITIES         $10,031              $9,924              $(107)
                                             ---------            --------            -------

                                                                     2006
                                                                 12 MONTHS OR MORE
                                                 AMORTIZED              FAIR            UNREALIZED
                                                    COST               VALUE              LOSSES
--------------------------------------  --------------------------------------------------------------
ABS                                                   $698                $659               $(39)
CMOs
 Agency backed                                         260                 256                 (4)
 Non-agency backed                                      10                  10                 --
CMBS
 Agency backed                                           2                   2                 --
 Non-agency backed                                   2,046               1,996                (50)
Corporate                                            4,051               3,912               (139)
Government/Government agencies
 Foreign                                                50                  48                 (2)
 United States                                          61                  59                 (2)
MBS -- U.S. Government/ Government
 agencies                                            1,131               1,102                (29)
States, municipalities and political
 subdivisions                                          189                 180                 (9)
Short-term investments                                  --                  --                 --
                                                  --------            --------            -------
                TOTAL FIXED MATURITIES               8,498               8,224               (274)
Common stock                                            --                  --                 --
Non-redeemable preferred stock                          39                  36                 (3)
                                                  --------            --------            -------
                          TOTAL EQUITY                  39                  36                 (3)
                                                  --------            --------            -------
 TOTAL TEMPORARILY IMPAIRED SECURITIES              $8,537              $8,260              $(277)
                                                  --------            --------            -------

                                                                                                 TOTAL
                                                                           AMORTIZED              FAIR             UNREALIZED
                                                                             COST                 VALUE              LOSSES
---------------------------------------------------------------------------------------------------------------------------------
ABS                                                                           $1,544               $1,500               $(44)
CMOs
 Agency backed                                                                   332                  327                 (5)
 Non-agency backed                                                                47                   47                 --
CMBS
 Agency backed                                                                    76                   75                 (1)
 Non-agency backed                                                             4,444                4,377                (67)
Corporate                                                                      9,170                8,964               (206)
Government/Government agencies
 Foreign                                                                         166                  162                 (4)
 United States                                                                   409                  404                 (5)
MBS -- U.S. Government/ Government agencies                                    1,322                1,291                (31)
States, municipalities and political subdivisions                                591                  576                (15)
Short-term investments                                                           356                  356                 --
                                                                           ---------            ---------            -------
                                              TOTAL FIXED MATURITIES          18,457               18,079               (378)
Common stock                                                                      21                   20                 (1)
Non-redeemable preferred stock                                                    90                   85                 (5)
                                                                           ---------            ---------            -------
                                                        TOTAL EQUITY             111                  105                 (6)
                                                                           ---------            ---------            -------
                               TOTAL TEMPORARILY IMPAIRED SECURITIES         $18,568              $18,184              $(384)
                                                                           ---------            ---------            -------

As of December 31, 2006, fixed maturities accounted for approximately 98% of the Company's total unrealized loss amount, which was comprised of approximately 3,140 different securities. The Company held no securities as of December 31, 2006, that were in an unrealized loss position in excess of $12. Other-than-temporary impairments for certain ABS and CMBS are recognized if the fair value of the security, as determined by external pricing sources, is less than its cost or amortized cost and there has been a decrease in the present value of the expected cash flows since the last reporting period. Based on management's best estimate of future cash flows, there were no such ABS and CMBS in an unrealized loss position as of December 31, 2006 that were deemed to be other-than-temporarily impaired.

Securities in an unrealized loss position for less than twelve months were comprised of approximately 1,840 securities of which 93% of the unrealized loss were securities with fair value to amortized cost ratios at or greater than 90%. The majority of these securities are investment grade fixed maturities depressed due to changes in interest rates from the date of purchase.

The securities depressed for twelve months or more as of December 31, 2006 were comprised of approximately 1,410 securities, with the majority of the unrealized loss amount relating to CMBS, ABS, corporate fixed maturities within the financial services sector and MBS. A description of the events contributing to the security types' unrealized loss position and the factors considered in determining that recording an other-than-temporary impairment was not warranted are outlined below.

CMBS -- The CMBS in an unrealized loss position for twelve months or more as of December 31, 2006, were primarily the result of an increase in interest rates from the security's purchase date. Substantially all of these securities are investment grade securities priced at or greater than 90% of amortized cost as of December 31, 2006. Additional changes in fair value of these securities are primarily dependent on future changes in interest rates.

FINANCIAL SERVICES -- Securities in financial services account for approximately $30 of the corporate securities in an unrealized loss position for twelve months or more as of December 31, 2006. Substantially all of these securities are investment grade securities with fair values at or greater than 90% of amortized cost. These positions are a mixture of fixed and variable rate securities with extended maturity dates, which have been adversely impacted by changes in interest rates after the purchase date. Additional changes in fair value of these securities are primarily dependent on future changes in general market conditions, including interest rates and credit spread movements.

ABS -- As of December 31, 2006, approximately $26 of the Company's total unrealized losses in asset-backed securities is secured by leases to airlines primarily outside of the United States. Based on the current and expected future collateral values of the underlying aircraft, recent improvement in lease rates and an overall increase in worldwide travel, the Company expects to recover the full amortized cost of these investments. However, future price recovery will depend on continued improvement in economic fundamentals, political stability, airline operating performance and collateral value.

MBS -- As of December 31 2006, the Company held approximately 410 different securities that had been in an unrealized loss position for greater than twelve months. All of these securities are investment grade securities and most are priced at, or greater than, 90% of amortized cost as of December 31, 2006. These positions are primarily fixed rate securities with extended maturity dates, which have been adversely impacted by changes in interest rates after the purchase date. Additional changes in fair value of these securities are primarily dependent on future changes in interest rates.

The remaining balance of $128 in the twelve months or more unrealized loss category is comprised of 410 securities, substantially all of which were depressed only to a minor extent with fair value to amortized cost ratios at or greater than 90% as of December 31, 2006. The decline in market value for these securities is primarily attributable to changes in general market conditions, including interest rates and credit spread movements.

MORTGAGE LOANS

The carrying value of mortgage loans was $2.6 billion and $1.4 billion as of December 31, 2006 and 2005, respectively. The Company's mortgage loans are collateralized by a variety of commercial and agricultural properties. The largest concentrations by property type at December 31, 2006 and 2005, were office buildings (approximately 43% and 35%, respectively), hotels (approximately 16% and 15%, respectively) and retail stores (approximately 13% and 26%, respectively). The properties collateralizing mortgage loans are geographically dispersed throughout the United States, with the largest concentration in California (approximately 17% and 20% at December 31, 2006 and 2005, respectively). At December 31, 2006 and 2005, the Company held no impaired, restructured, delinquent or in-process-of-foreclosure mortgage loans. The Company had no valuation allowance for mortgage loans at December 31, 2006 and 2005.

VARIABLE INTEREST ENTITIES ("VIE")

In the normal course of business, the Company becomes involved with variable interest entities primarily as a collateral manager and through normal investment activities. The Company's involvement includes providing investment management and administrative services, and holding ownership or other investment interests in the entities.

The following table summarizes the total assets, liabilities and maximum exposure to loss relating to VIEs for which the Company has concluded it is the primary beneficiary. Accordingly, the results of operations and financial position of these VIEs are included along with the corresponding minority interest liabilities in the consolidated financial statements.

                                                        DECEMBER 31,
                                                            2006
                                                                                 MAXIMUM
                                    TOTAL                                      EXPOSURE TO
                                    ASSETS             LIABILITY (4)           LOSS (2),(3)
---------------------------------------------------------------------------------------------
Collaterized debt obligations
 ("CDOs") and other funds
 (1),(2)                              $296                   $167                   $129
Limited partnerships (3)               103                     15                     88
                                    ------                 ------                 ------
                    TOTAL (5)         $399                   $182                   $217
                                    ------                 ------                 ------

                                                       DECEMBER 31,
                                                           2005
                                                                               MAXIMUM
                                   TOTAL                                     EXPOSURE TO
                                   ASSETS            LIABILITY (4)           LOSS (2),(3)
-----------------------------  ------------------------------------------------------------
Collaterized debt obligations
 ("CDOs") and other funds
 (1),(2)                             $77                   $42                    $35
Limited partnerships (3)              --                    --                     --
                                    ----                  ----                   ----
                    TOTAL (5)        $77                   $42                    $35
                                    ----                  ----                   ----

(1) The Company provides collateral management services and earns a fee associated with these structures.

(2) The maximum exposure to loss is the Company's co-investment in these structures.

(3) The maximum exposure to loss is equal to the carrying value of the investment plus any unfunded commitments.

(4) Creditors have no recourse against the Company in the event of default by the VIE.

(5) As of December 31, 2006 and 2005, the Company had relationships with four and two VIEs, respectively, where the Company was the primary beneficiary.

In addition to the VIEs described above, as of December 31, 2005, the Company held a variable interest in one CDO that was managed by HIMCO where the Company was not the primary beneficiary. As a result, this was not consolidated by the Company. This investment has been held by the Company for a period of two years. The Company's maximum exposure to loss from the non-consolidated CDOs (consisting of the Company's investments) was approximately $4 as of December 31, 2005.

DERIVATIVE INSTRUMENTS

The Company utilizes a variety of derivative instruments, including swaps, caps, floors, forwards, futures and options through one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions.

On the date the derivative contract is entered into, the Company designates the derivative as a fair-value hedge, cash-flow hedge, foreign-currency hedge, net investment hedge, or held for other investment and risk management purposes.

The Company's derivative transactions are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.

Derivative instruments are recorded in the consolidated balance sheets at fair value. Asset and liability values are determined by calculating the net position for each derivative counterparty by legal entity and are presented as of December 31, as follows:

                                           ASSET VALUES       LIABILITY VALUES
                                         2006         2005    2006         2005
--------------------------------------------------------------------------------
Other investments                         $272         $159    $ --         $ --
Reinsurance recoverables                    --           --      22           17
Other policyholder funds and benefits
 payable                                   172           80       1           --
Other liabilities                           --           --     590          390
                                        ------       ------  ------       ------
                                 TOTAL    $444         $239    $613         $407
                                        ------       ------  ------       ------

The following table summarizes the derivative instruments used by the Company and the primary hedging strategies to which they relate. Derivatives in the Company's separate accounts are not included because the associated gains and losses accrue directly to policyholders. The notional value of derivative contracts represents the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. The fair value amounts of derivative assets and liabilities are presented on a net basis as of December 31, 2006 and 2005. The total ineffectiveness of all cash-flow, fair-value and net investment hedges and total change in value of other derivative-based strategies which do not qualify for hedge accounting treatment, including periodic derivative net coupon settlements, are presented below on an after-tax basis for the years ended December 31, 2006 and 2005.


                                           NOTIONAL AMOUNT           FAIR VALUE
HEDGING STRATEGY                         2006           2005    2006           2005
------------------------------------------------------------------------------------------
CASH-FLOW HEDGES
Interest rate swaps
 Interest rate swaps are primarily
 used to convert interest receipts on
 floating-rate fixed maturity
 securities to fixed rates. These
 derivatives are predominantly used
 to better match cash receipts from
 assets with cash disbursements
 required to fund liabilities.
 The Company also enters into forward
 starting swap agreements to hedge
 the interest rate exposure of
 anticipated future cash flows on
 floating-rate fixed maturity
 securities due to changes in the
 benchmark interest rate, London-
 Interbank Offered Rate ("LIBOR").
 These derivatives were structured to
 hedge interest rate exposure
 inherent in the assumptions used to
 price primarily certain long-term
 disability products.
 Interest rate swaps are also used to    $4,560         $4,860     $(19  )       $(26  )
 hedge a portion of the Company's
 floating rate guaranteed investment
 contracts. These derivatives convert
 the floating rate guaranteed
 investment contract payments to a
 fixed rate to better match the cash
 receipts earned from the supporting
 investment portfolio.
Foreign currency swaps
 Foreign currency swaps are used to       1,420          1,361     (318  )       (222  )
 convert foreign denominated cash
 flows associated with certain
 foreign denominated fixed maturity
 investments to U.S. dollars. The
 foreign fixed maturities are
 primarily denominated in euros and
 are swapped to minimize cash flow
 fluctuations due to changes in
 currency rates. In addition, foreign
 currency swaps are also used to
 convert foreign denominated cash
 flows associated with certain
 liability payments in order to
 minimize cash flow fluctuations due
 to changes in currency rates.
FAIR-VALUE HEDGES
Interest rate swaps
 Interest rate swaps are used to          3,303          1,707        7            (1  )
 hedge the changes in fair value of
 certain fixed rate liabilities and
 fixed maturity securities due to
 changes in the benchmark interest
 rate, LIBOR.
Foreign currency swaps
 Foreign currency swaps are used to         492             --       (9  )         --
 hedge the changes in fair value of
 certain foreign denominated fixed
 rate liabilities due to changes in
 foreign currency rates.
                                       --------       --------  -------  ---  -------
TOTAL CASH-FLOW AND FAIR-VALUE HEDGES    $9,775         $7,928    $(339  )      $(249  )
                                       --------       --------  -------  ---  -------  ---

                                                       HEDGE
                                                 INEFFECTIVENESS,
                                                     AFTER-TAX
HEDGING STRATEGY                       2006                       2005
-------------------------------------  -------------------------------------
CASH-FLOW HEDGES
Interest rate swaps
 Interest rate swaps are primarily
 used to convert interest receipts on
 floating-rate fixed maturity
 securities to fixed rates. These
 derivatives are predominantly used
 to better match cash receipts from
 assets with cash disbursements
 required to fund liabilities.
 The Company also enters into forward
 starting swap agreements to hedge
 the interest rate exposure of
 anticipated future cash flows on
 floating-rate fixed maturity
 securities due to changes in the
 benchmark interest rate, London-
 Interbank Offered Rate ("LIBOR").
 These derivatives were structured to
 hedge interest rate exposure
 inherent in the assumptions used to
 price primarily certain long-term
 disability products.
 Interest rate swaps are also used to         $(8  )               $(10  )
 hedge a portion of the Company's
 floating rate guaranteed investment
 contracts. These derivatives convert
 the floating rate guaranteed
 investment contract payments to a
 fixed rate to better match the cash
 receipts earned from the supporting
 investment portfolio.
Foreign currency swaps
 Foreign currency swaps are used to            (4  )                  4
 convert foreign denominated cash
 flows associated with certain
 foreign denominated fixed maturity
 investments to U.S. dollars. The
 foreign fixed maturities are
 primarily denominated in euros and
 are swapped to minimize cash flow
 fluctuations due to changes in
 currency rates. In addition, foreign
 currency swaps are also used to
 convert foreign denominated cash
 flows associated with certain
 liability payments in order to
 minimize cash flow fluctuations due
 to changes in currency rates.
FAIR-VALUE HEDGES
Interest rate swaps
 Interest rate swaps are used to               --                     2
 hedge the changes in fair value of
 certain fixed rate liabilities and
 fixed maturity securities due to
 changes in the benchmark interest
 rate, LIBOR.
Foreign currency swaps
 Foreign currency swaps are used to            --                    --
 hedge the changes in fair value of
 certain foreign denominated fixed
 rate liabilities due to changes in
 foreign currency rates.
                                            -----                 -----
TOTAL CASH-FLOW AND FAIR-VALUE HEDGES        $(12  )                $(4  )
                                            -----  ---            -----  ---


                                   NOTIONAL AMOUNT                  FAIR VALUE
HEDGING STRATEGY                 2006          2005    2006                       2005
-------------------------------------------------------------------------------------------
OTHER INVESTMENT AND RISK
 MANAGEMENT ACTIVITIES
Interest rate caps and
 swaption contracts
 The Company is exposed to
 policyholder surrenders
 during a rising interest rate
 environment. Interest rate
 cap and swaption contracts
 are used to mitigate the
 Company's loss in a rising
 interest rate environment.
 The increase in yield from
 the cap and swaption
 contracts in a rising
 interest rate environment may
 be used to raise credited
 rates, thereby increasing the
 Company's competitiveness and
 reducing the policyholder's
 incentive to surrender.         $1,100        $1,116        $ --                   $1
Interest rate swaps, caps and
 floors
 The Company uses interest
 rate swaps and floors to
 manage duration risk between
 assets and liabilities in
 certain portfolios. In
 addition, the Company enters
 into interest rate swaps to
 terminate existing swaps in
 hedging relationships,
 thereby offsetting the
 changes in value of the
 original swap. The Company
 also enters into interest
 rate caps to manage the
 duration risk in certain
 investment portfolios.           3,811         1,371         (15)                  12
Interest rate forwards
 The Company uses interest
 rate forwards to replicate
 the purchase of
 mortgage-backed securities to
 manage duration risk and
 liquidity.                         644            --          (4)                  --
Foreign currency swaps and
 forwards
 The Company enters into
 foreign currency swaps and
 forwards to hedge the foreign
 currency exposures in certain
 of its foreign fixed maturity
 investments.                       162           490         (11)                  (8)
Credit default and total
 return swaps
 The Company enters into swap
 agreements in which the
 Company assumes credit
 exposure of an individual
 entity, referenced index or
 asset pool. These contracts
 entitle the company to
 receive a periodic fee in
 exchange for an obligation to
 compensate the derivative
 counterparty should a credit
 event occur on the part of
 the referenced security
 issuers. The maximum
 potential future exposure to
 the Company is the notional
 value of the swap contracts,
 which is $786 and $324,
 after-tax, as of December 31,
 2006 and 2005, respectively.

                                             DERIVATIVE
                                          CHANGE IN VALUE,
                                             AFTER-TAX
HEDGING STRATEGY                2006                       2005
------------------------------  ------------------------------------
OTHER INVESTMENT AND RISK
 MANAGEMENT ACTIVITIES
Interest rate caps and
 swaption contracts
 The Company is exposed to
 policyholder surrenders
 during a rising interest rate
 environment. Interest rate
 cap and swaption contracts
 are used to mitigate the
 Company's loss in a rising
 interest rate environment.
 The increase in yield from
 the cap and swaption
 contracts in a rising
 interest rate environment may
 be used to raise credited
 rates, thereby increasing the
 Company's competitiveness and
 reducing the policyholder's
 incentive to surrender.               $(1)                $ --
Interest rate swaps, caps and
 floors
 The Company uses interest
 rate swaps and floors to
 manage duration risk between
 assets and liabilities in
 certain portfolios. In
 addition, the Company enters
 into interest rate swaps to
 terminate existing swaps in
 hedging relationships,
 thereby offsetting the
 changes in value of the
 original swap. The Company
 also enters into interest
 rate caps to manage the
 duration risk in certain
 investment portfolios.                (26)                   2
Interest rate forwards
 The Company uses interest
 rate forwards to replicate
 the purchase of
 mortgage-backed securities to
 manage duration risk and
 liquidity.                              5                   --
Foreign currency swaps and
 forwards
 The Company enters into
 foreign currency swaps and
 forwards to hedge the foreign
 currency exposures in certain
 of its foreign fixed maturity
 investments.                           (7)                  20
Credit default and total
 return swaps
 The Company enters into swap
 agreements in which the
 Company assumes credit
 exposure of an individual
 entity, referenced index or
 asset pool. These contracts
 entitle the company to
 receive a periodic fee in
 exchange for an obligation to
 compensate the derivative
 counterparty should a credit
 event occur on the part of
 the referenced security
 issuers. The maximum
 potential future exposure to
 the Company is the notional
 value of the swap contracts,
 which is $786 and $324,
 after-tax, as of December 31,
 2006 and 2005, respectively.


                                 NOTIONAL AMOUNT        FAIR VALUE
HEDGING STRATEGY               2006          2005    2006         2005
---------------------------------------------------------------------------
The Company also assumes
 exposure to the change in
 value of indices or asset
 pools through total return
 swaps and credit
 spreadlocks. As of December
 31, 2006 and 2005, the
 maximum potential future
 exposure to the Company
 from such contracts is $707
 and $542, after-tax,
 respectively.
The Company enters into        $4,720        $2,013  $(99  )       $3
 credit default swap
 agreements, in which the
 Company pays a derivative
 counterparty a periodic fee
 in exchange for
 compensation from the
 counterparty should a
 credit event occur on the
 part of the referenced
 security issuer. The
 Company entered into these
 agreements as an efficient
 means to reduce credit
 exposure to specified
 issuers or sectors. In
 addition, the Company
 enters into option
 contracts to receive
 protection should a credit
 event occur on the part of
 the referenced security
 issuer.
Yen fixed annuity hedging
 instruments
The Company enters into        $1,869        $1,675  $(225 )      $(179 )
 currency rate swaps and
 forwards to mitigate the
 foreign currency exchange
 rate and yen interest rate
 exposures associated with
 the yen denominated
 individual fixed annuity
 product. The associated
 liability is adjusted for
 changes in spot rates which
 was $12 and $102,
 after-tax, as of December
 31, 2006 and 2005,
 respectively, and partially
 offset the derivative
 change in value.
GMWB product derivatives
 The Company offers certain    37,769        31,803   53            8
 variable annuity products
 with a GMWB rider. The GMWB
 is a bifurcated embedded
 derivative that provides
 the policyholder with a GRB
 if the account value is
 reduced to zero through a
 combination of market
 declines and withdrawals.
 The GRB is generally equal
 to premiums less
 withdrawals. The
 policyholder also has the
 option, after a specified
 time period, to reset the
 GRB to the then-current
 account value, if greater.
 For a further discussion,
 see the Derivative
 Instruments section of Note
 2. The notional value of
 the embedded derivative is
 the GRB balance.
GMWB reinsurance contracts
 Reinsurance arrangements       7,172         8,575  (22   )      (17   )
 are used to offset the
 Company's exposure to the
 GMWB embedded derivative
 for the lives of the host
 variable annuity contracts.
 The notional amount of the
 reinsurance contracts is
 the GRB amount.

                                           DERIVATIVE
                                        CHANGE IN VALUE,
                                           AFTER-TAX
HEDGING STRATEGY              2006                      2005
----------------------------  ------------------------------------
The Company also assumes
 exposure to the change in
 value of indices or asset
 pools through total return
 swaps and credit
 spreadlocks. As of December
 31, 2006 and 2005, the
 maximum potential future
 exposure to the Company
 from such contracts is $707
 and $542, after-tax,
 respectively.
The Company enters into             $15                   $10
 credit default swap
 agreements, in which the
 Company pays a derivative
 counterparty a periodic fee
 in exchange for
 compensation from the
 counterparty should a
 credit event occur on the
 part of the referenced
 security issuer. The
 Company entered into these
 agreements as an efficient
 means to reduce credit
 exposure to specified
 issuers or sectors. In
 addition, the Company
 enters into option
 contracts to receive
 protection should a credit
 event occur on the part of
 the referenced security
 issuer.
Yen fixed annuity hedging
 instruments
The Company enters into            $(64  )                $(143 )
 currency rate swaps and
 forwards to mitigate the
 foreign currency exchange
 rate and yen interest rate
 exposures associated with
 the yen denominated
 individual fixed annuity
 product. The associated
 liability is adjusted for
 changes in spot rates which
 was $12 and $102,
 after-tax, as of December
 31, 2006 and 2005,
 respectively, and partially
 offset the derivative
 change in value.
GMWB product derivatives
 The Company offers certain          79                   (42  )
 variable annuity products
 with a GMWB rider. The GMWB
 is a bifurcated embedded
 derivative that provides
 the policyholder with a GRB
 if the account value is
 reduced to zero through a
 combination of market
 declines and withdrawals.
 The GRB is generally equal
 to premiums less
 withdrawals. The
 policyholder also has the
 option, after a specified
 time period, to reset the
 GRB to the then-current
 account value, if greater.
 For a further discussion,
 see the Derivative
 Instruments section of Note
 2. The notional value of
 the embedded derivative is
 the GRB balance.
GMWB reinsurance contracts
 Reinsurance arrangements           (19  )                 19
 are used to offset the
 Company's exposure to the
 GMWB embedded derivative
 for the lives of the host
 variable annuity contracts.
 The notional amount of the
 reinsurance contracts is
 the GRB amount.


                                        NOTIONAL AMOUNT            FAIR VALUE
HEDGING STRATEGY                     2006            2005     2006           2005
----------------------------------------------------------------------------------------
GMWB hedging instruments
 The Company enters into interest
 rate futures, S&P 500 and NASDAQ
 index futures contracts and put
 and call options, as well as
 interest rate, EAFE index and
 equity volatility swap contracts
 to economically hedge exposure
 to the volatility associated
 with the portion of the GMWB
 liabilities which are not
 reinsured.
 In addition, the Company             $8,379          $5,086     $346          $175
 periodically enters into forward
 starting S&P 500 put options as
 well as S&P index futures and
 interest rate swap contracts to
 economically hedge the equity
 volatility risk exposure
 associated with anticipated
 future sales of the GMWB rider.
GMIB reinsurance contracts
 Reinsurance arrangements are         12,297          16,782      119            72
 used to offset the Company's
 exposure to the GMIB embedded
 derivative for the lives of the
 host variable annuity contracts.
 The notional amount of the
 reinsurance contracts is the yen
 denominated policyholder account
 value remeasured at the year-end
 yen to U.S. dollar spot rate.
Equity index swaps and options
 The Company offers certain               25              12       (1  )         --
 equity indexed products, which
 may contain an embedded
 derivative that requires
 bifurcation. The Company enters
 into S&P index swaps and options
 to economically hedge the equity
 volatility risk associated with
 these embedded derivatives. In
 addition, the Company is exposed
 to bifurcated options embedded
 in certain fixed maturity
 investments.
Statutory reserve hedging
 instruments
 The Company purchases one and         2,220           1,142       29            14
 two year S&P 500 put option
 contracts to economically hedge
 the statutory reserve impact of
 equity exposure arising
 primarily from GMDB and GMWB
 obligations against a decline in
 the equity markets.
                                   ---------       ---------  -------       -------
 TOTAL OTHER INVESTMENT AND RISK     $80,168         $70,065     $170           $81
  MANAGEMENT ACTIVITIES
                                   ---------       ---------  -------       -------
            TOTAL DERIVATIVES (1)    $89,943         $77,993    $(169  )      $(168  )
                                   ---------       ---------  -------  ---  -------  ---

                                                 DERIVATIVE
                                              CHANGE IN VALUE,
                                                  AFTER-TAX
HEDGING STRATEGY                   2006                         2005
---------------------------------  ---------------------------------------
GMWB hedging instruments
 The Company enters into interest
 rate futures, S&P 500 and NASDAQ
 index futures contracts and put
 and call options, as well as
 interest rate, EAFE index and
 equity volatility swap contracts
 to economically hedge exposure
 to the volatility associated
 with the portion of the GMWB
 liabilities which are not
 reinsured.
 In addition, the Company                  $(77  )               $(13  )
 periodically enters into forward
 starting S&P 500 put options as
 well as S&P index futures and
 interest rate swap contracts to
 economically hedge the equity
 volatility risk exposure
 associated with anticipated
 future sales of the GMWB rider.
GMIB reinsurance contracts
 Reinsurance arrangements are               (35  )                 73
 used to offset the Company's
 exposure to the GMIB embedded
 derivative for the lives of the
 host variable annuity contracts.
 The notional amount of the
 reinsurance contracts is the yen
 denominated policyholder account
 value remeasured at the year-end
 yen to U.S. dollar spot rate.
Equity index swaps and options
 The Company offers certain                  --                    (1  )
 equity indexed products, which
 may contain an embedded
 derivative that requires
 bifurcation. The Company enters
 into S&P index swaps and options
 to economically hedge the equity
 volatility risk associated with
 these embedded derivatives. In
 addition, the Company is exposed
 to bifurcated options embedded
 in certain fixed maturity
 investments.
Statutory reserve hedging
 instruments
 The Company purchases one and               (9  )                (20  )
 two year S&P 500 put option
 contracts to economically hedge
 the statutory reserve impact of
 equity exposure arising
 primarily from GMDB and GMWB
 obligations against a decline in
 the equity markets.
                                        -------  ---            -----
 TOTAL OTHER INVESTMENT AND RISK          $(139  )               $(95  )
  MANAGEMENT ACTIVITIES
                                        -------  ---            -----
            TOTAL DERIVATIVES (1)         $(151  )               $(99  )
                                        -------  ---            -----

(1) Derivative change in value includes hedge ineffectiveness for cash-flow hedges, fair-value hedges and total change in value, including periodic derivative net coupon settlements, of other investment and risk management activities.

The increase in notional amount since December 31, 2005, is primarily due to an increase in the embedded derivative associated with GMWB product sales, additional options purchased to hedge the GMWB, credit derivatives and derivatives hedging interest rate duration risk, partially offset by a decrease in the GMIB reinsured from a related party, which is accounted for as a free-standing derivative, primarily due to the reinsurance recapture as discussed below. The Company increased its use of credit derivatives primarily to reduce credit exposure as well as to enter into replication transactions. During 2006, the Company began using credit default swaps to replicate residual CDO interests. These transactions involve the receipt of cash upon entering into the transaction as well as coupon payments throughout the life of the contract. The upfront cash receipts for positions at December 31, 2006, totaled $100, which represents the original liability value of the credit default swaps. As of December 31, 2006, the notional and fair value of credit default swaps used in this replication strategy is $200 and $(95), respectively.

The decrease in net fair value of derivative instruments since December 31, 2005, was primarily related to the initial cash received on credit default swaps replicating residual CDO interests as well as declines in fair value of derivatives hedging foreign bonds, the Japanese fixed annuity, and interest rate duration risk between assets and liabilities. These decreases in fair value were partially offset by additional options purchased to hedge GMWB and an increase in the fair value of the reinsurance contract associated with GMIB. The GMIB reinsurance contracts increased in value primarily due to modifications of the reinsurance agreement as well as model refinements and assumption updates reflecting in-force demographics, actual experience and revised future expectations. Derivatives hedging foreign bonds declined in value primarily as a result of the weakening of the U.S. dollar in comparison to certain foreign currencies. The Japanese fixed annuity hedging instruments declined in value primarily due to a rise in Japanese interest rates and the depreciation of the yen in comparison to the U.S. dollar. Derivatives hedging interest rate duration risk declined in value primarily due to rising interest rates. For further discussion on the GMWB product, which is accounted for as an embedded derivative, and the internal reinsurance of the GMIB product, which is accounted for as a free standing derivatives, refer to Notes 8 and 17.

Effective August 31, 2005, Hartford Life and Annuity Insurance Company ("HLAI"), a subsidiary of the Company, entered into a reinsurance agreement with Hartford Life Insurance, K.K. ("HLIKK"), a related party and subsidiary of Hartford Life, Inc. Through the reinsurance agreement, HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB riders issued by HLIKK on its variable annuity business. The GMIB reinsurance agreement is accounted for as a derivative in accordance with SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". Accordingly, the GMIB reinsurance agreement is recorded on the balance sheet at fair value with changes in value reported in net realized capital gains and losses. Effective July 31, 2006, the reinsurance agreement between HLAI and HLIKK was modified such that the reinsurance of the GMIB riders issued by HLIKK prior to April 1, 2005, was recaptured by HLIKK. GMIB riders issued by HLIKK subsequent to April 1, 2005, continue to be reinsured by HLAI. As of December 31, 2006 and 2005, the notional value of the GMIB reinsurance agreement was $12.3 billion and $16.8 billion, respectively, and the fair value was $119 and $72, respectively. The change in value of the GMIB reinsurance agreement for the years ended December 31, 2006 and 2005, was an after-tax net gain (loss) of $(35) and $73, respectively. (Included in the 2006 amounts were changes in net policyholder behavior assumptions made by the Company during 2006 of $(39), after-tax.) (For a further discussion of the reinsurance agreement, see Note 17 Transactions with Affiliates.)

The total change in value for derivative-based strategies that do not qualify for hedge accounting treatment, including periodic derivative net coupon settlements, are reported in net realized capital gains (losses). For the years ended December 31, 2006 and 2005, these strategies resulted in the recognition of after-tax net gains (losses) of $(139) and $(95), respectively. For the year ended December 31, 2006, net realized capital losses were primarily driven by net losses on the Japanese fixed annuity hedging instruments and interest rate swaps used to manage portfolio duration primarily due to an increase in interest rates, and net losses on the reinsurance of GMIB and on GMWB related derivatives primarily due to liability model refinements and assumption updates reflecting in-force demographics, actuarial experience, and future expectations. For the year ended December 31, 2005, net realized capital losses were predominantly comprised of net losses on the Japanese fixed annuity hedging instruments primarily due to the weakening of the Yen in comparison to the U.S. dollar, as well as, an increase in Japanese interest rates.

As of December 31, 2006 and 2005, the after-tax deferred net gains (losses) on derivative instruments recorded in accumulated other comprehensive income (loss) ("AOCI") that are expected to be reclassified to earnings during the next twelve months are $(8) and $(1), respectively. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to interest income over the term of the investment cash flows. The maximum term over which the Company is hedging its exposure to the variability of future cash flows (for all forecasted transactions, excluding interest payments on variable-rate financial instruments) is twenty-four months. For the years ended December 31, 2006, 2005 and 2004, the Company had less than $1 of net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.

For the year ended December 31, 2004, after-tax net gain (loss) representing ineffectiveness of cash-flow hedges was $(10) while ineffectiveness of fair-value hedges and net investment hedges were both less than $1.

SECURITIES LENDING AND COLLATERAL ARRANGEMENTS

The Company participates in securities lending programs to generate additional income, whereby certain domestic fixed income securities are loaned for a specified period of time from the Company's portfolio to qualifying third parties, via two lending agents. Borrowers of these securities provide collateral of 102% of the market value of the loaned securities. Acceptable collateral may be in the form of cash or U.S. Government securities. The market value of the loaned securities is monitored and additional collateral is obtained if the market value of the collateral falls below 100% of the market value of the loaned securities. Under the terms of securities lending programs, the lending agent indemnifies the Company against borrower defaults. As of December 31, 2006 and 2005, the fair value of the loaned securities was approximately $1.6 billion and $745, respectively, and was included in fixed maturities in the consolidated balance sheets. The Company earns income from the cash collateral or receives a fee from the borrower. The Company recorded before-tax income from securities lending transactions, net of lending fees, of $2 and $1 for each of the years ended December 31, 2006 and 2005, respectively, which was included in net investment income.

The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2006 and 2005, collateral pledged having a fair value of $441 and $281, respectively, was included in fixed maturities in the consolidated balance sheets.

The classification and carrying amount of the loaned securities and the collateral pledged at December 31, 2006 and 2005, were as follows:

                                                                2006      2005
--------------------------------------------------------------------------------
LOANED SECURITIES AND COLLATERAL PLEDGED
ABS                                                                 $3       $13
CMBS                                                               169       156
Corporate                                                        1,339       598
MBS                                                                152       138
Government/Government Agencies
 Foreign                                                             4        25
 United States                                                     327        95
                                                              --------  --------
                                                       TOTAL    $1,994    $1,025
                                                              --------  --------

As of December 31, 2006 and 2005, the Company had accepted collateral relating to securities lending programs and collateral arrangements consisting of cash, U.S. Government and U.S. Government agency securities with a fair value of $1.8 billion and $877, respectively. At December 31, 2006 and 2005, cash collateral of $1.6 billion and $785, respectively, was invested and recorded in the consolidated balance sheets in fixed maturities with a corresponding amount recorded in other liabilities. The Company is only permitted by contract to sell or repledge the noncash collateral in the event of a default by the counterparty and none of such collateral has been sold or repledged at December 31, 2006 and 2005. As of December 31, 2006 and 2005, noncash collateral accepted was held in separate custodial accounts.

SECURITIES ON DEPOSIT WITH STATES

The Company is required by law to deposit securities with government agencies in states where it conducts business. As of December 31, 2006 and 2005, the fair value of securities on deposit was approximately $9 and $15, respectively.

NOTE 4. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107 "Disclosure about Fair Value of Financial Instruments", requires disclosure of fair value information of financial instruments.

For certain financial instruments where quoted market prices are not available, other independent valuation techniques and assumptions are used. Because considerable judgment is used, these estimates are not necessarily indicative of amounts that could be realized in a current market exchange. SFAS No. 107 excludes certain financial instruments from disclosure, including insurance contracts other than financial guarantees and investment contracts.

The Company uses the following methods and assumptions in estimating the fair value of each class of financial instrument. Fair value for fixed maturities and marketable equity securities approximates those quotations published by applicable stock exchanges or received from other reliable sources.

For policy loans, carrying amounts approximate fair value.

For mortgage loans on real estate, fair values were estimated using discounted cash flow calculations based on current incremental lending rates for similar type loans.

Derivative instruments are reported at fair value based upon either pricing valuation models, which utilize market data inputs and that are obtained from independent third parties or independent broker quotations.

Other policyholder funds and benefits payable fair value information is determined by estimating future cash flows, discounted at the current market rate. For further discussion of other policyholder funds and derivatives, see
Note 1.

Fair value of consumer notes is based on discounted cash flow calculations based on the current market rates.

The carrying amount and fair values of the Company's financial instruments as of December 31, 2006 and 2005 were as follows:

                                                                        2006                                 2005
                                                              CARRYING               FAIR          CARRYING               FAIR
                                                               AMOUNT                VALUE          AMOUNT                VALUE
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
 Fixed maturities                                               $45,340              $45,340         $43,242              $43,242
 Equity securities                                                  276                  276             311                  311
 Policy loans                                                     2,009                2,009           1,971                1,971
 Mortgage loans on real estate                                    2,631                2,619           1,355                1,348
 Other investments                                                  274                  274             156                  156
LIABILITIES
 Other policyholder funds and benefits payable (1)              $13,931              $13,186         $11,686              $11,273
 Consumer notes                                                     258                  260              --                   --
                                                              ---------            ---------       ---------            ---------

(1) Excludes universal life insurance contracts, including corporate owned life insurance.

NOTE 5. REINSURANCE

The Company cedes insurance to other insurers in order to limit its maximum losses and to diversify its exposures. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company also assumes reinsurance from other insurers and is a member of and participates in several reinsurance pools and associations. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. As of December 31, 2006 and 2005, the Company had no reinsurance recoverables and related concentrations of credit risk greater than 10% of the Company's stockholder's equity.

In accordance with normal industry practice, Life is involved in both the cession and assumption of insurance with other insurance and reinsurance companies. As of December 31, 2006 and 2005, the Company's policy for the largest amount of life insurance retained on any one life by any one of the life operations was approximately $5. In addition, the Company reinsures the majority of minimum death benefit guarantees as well as guaranteed minimum withdrawal benefits, on contracts issued prior to July 2003, offered in connection with its variable annuity contracts.

Insurance fees, earned premiums and other were comprised of the following:

                                        FOR THE YEARS ENDED DECEMBER 31,
                                       2006           2005           2004
--------------------------------------------------------------------------------
Gross fee income, earned premiums
 and other                             $4,360         $4,019         $3,834
Reinsurance assumed                        19             39             49
Reinsurance ceded                        (719)          (798)          (807)
                                     --------       --------       --------
NET FEE INCOME, EARNED PREMIUMS AND
                              OTHER     3,660         $3,260         $3,076
                                     --------       --------       --------

The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements. Yearly renewable term and coinsurance arrangements result in passing a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate amount of the premiums less an allowance for commissions and expenses and is liable for a corresponding proportionate amount of all benefit payments. Modified coinsurance is similar to coinsurance except that the cash and investments that support the liabilities for contract benefits are not transferred to the assuming company, and settlements are made on a net basis between the companies.

    The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance contracts, which reduce death and other benefits were $241, $378, and $426 for the years ended December 31, 2006, 2005 and 2004, respectively. The Company also assumes reinsurance from other insurers.

    The Company maintains certain reinsurance agreements with HLA, whereby the Company cedes both group life and group accident and health risk. Under these treaties, the Company ceded group life premium of $166, 130 and $133 in 2006, 2005 and 2004, respectively, and accident and health premium of $259, $221 and $230, respectively, to HLA.

NOTE 6. DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS

Changes in deferred policy acquisition costs and present value of future profits is as follows:

                                       2006           2005           2004
--------------------------------------------------------------------------------
                                       $7,101         $6,453         $6,088
BALANCE, JANUARY 1
Capitalization                          1,351          1,226          1,375
Amortization -- Deferred policy
 acquisitions costs and present
 value of future profits               (1,033)          (945)          (825)
Amortization -- Unlock                   (142)            --             --
Adjustments to unrealized gains and
 losses on securities
 available-for-sale and other              57            367            (80)
Cumulative effect of accounting
 changes (SOP 03-1)                        --             --           (105)
                                     --------       --------       --------
BALANCE, DECEMBER 31                   $7,334         $7,101         $6,453
                                     --------       --------       --------

Estimated future net amortization expense of present value of future profits for the succeeding five years is as follows.

FOR THE YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------
2007                                                                         $22
2008                                                                         $28
2009                                                                         $26
2010                                                                         $24
2011                                                                         $22

NOTE 7.  GOODWILL AND OTHER INTANGIBLE ASSETS

As of December 31, 2006 and December 31, 2005, the carrying amount of goodwill for the Company's Retail Products segment was $85 and for the Company's Individual Life segment was $101.

The Company's goodwill impairment test performed in accordance with SFAS No. 142 "Goodwill and Other Intangible Assets", resulted in no write-downs for the years ended December 31, 2006 and 2005.

For a discussion of present value of future profits that continue to be subject to amortization and aggregate amortization expense, see Note 6.

NOTE 8.  SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES

The Company records the variable portion of individual variable annuities, 401(k), institutional, governmental, private placement life and variable life insurance products within separate account assets and liabilities, which are reported at fair value. Separate account assets are segregated from other investments. Investment income and gains and losses from those separate account assets, which accrue directly to, and whereby investment risk is borne by the policyholder, are offset by the related liability changes within the same line item in the statement of income. The fees earned for administrative and contract holder maintenance services performed for these separate accounts are included in fee income. During 2006, 2005, and 2004 there were no gains or losses on transfers of assets from the general account to the separate account.

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal and income benefits. Guaranteed minimum death and income benefits are offered in various forms as described in the footnotes to the table below. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Changes in the gross guaranteed minimum death benefit ("GMDB") liability balance sold with annuity products are as follows:

                                                                    GMDB (1)
--------------------------------------------------------------------------------
LIABILITY BALANCE AS OF JANUARY 1, 2006                               $ 158
Incurred                                                                130
Unlock                                                                  294
Paid                                                                   (106)
                                                                     ------
LIABILITY BALANCE AS OF DECEMBER 31, 2006                              $476
                                                                     ------

(1) The reinsurance recoverable asset related to the GMDB was $316 as of December 31, 2006.

                                                                    GMDB (1)
--------------------------------------------------------------------------------
LIABILITY BALANCE UPON ADOPTION -- AS OF JANUARY 1, 2005              $ 174
Incurred                                                                123
Paid                                                                   (139)
                                                                     ------
LIABILITY BALANCE AS OF DECEMBER 31, 2005                              $158
                                                                     ------

(1) The reinsurance recoverable asset related to the GMDB $40 as of December 31, 2005.

The net GMDB liability is established by estimating the expected value of net reinsurance costs and death benefits in excess of the projected account balance. The excess death benefits and net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments. The GMDB liabilities are recorded in Future Policy Benefits on the Company's balance sheet. Changes in the GMDB liability are recorded in Benefits, Claims and Claims Adjustment Expenses in the Company's statement of income. In a manner consistent with the Company's accounting policy for deferred acquisition costs, the Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense if actual experience or other evidence suggests that earlier assumptions should be revised as described in Note 1, the Company unlocked its assumptions related to GMDB during the fourth quarter of 2006.

The determination of the GMDB liabilities and related GMDB reinsurance recoverable is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following assumptions were used to determine the GMDB liabilities as of December 31, 2006 and 2005:

- 1000 stochastically generated investment performance scenarios for all issue years

- For all issue years, the weighted average return is 8%; it varies by asset class with a low of 3% for cash and a high of 10% for aggressive equities.

- Discount rate of 7.5% for issue year 2002 & prior; discount rate of 7% for issue year 2003 & 2004 and discount rate of 5.6% for issue year 2005 and 2006.

- Volatilities also vary by asset class with a low of 1% for cash, a high of 12% for aggressive equities, and a weighted average of 11%.

- 100% of the Hartford experience mortality table was used for the mortality assumptions.

- Lapse rates by calendar year vary from a low of 8% to a high of 14%, with an average of 12%

The following table provides details concerning GMDB exposure:

 BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY GMDB TYPE AT DECEMBER 31, 2006

                                                                                         RETAINED NET        WEIGHTED AVERAGE
                                                         ACCOUNT       NET AMOUNT      AMOUNT                 ATTAINED AGE OF
MAXIMUM ANNIVERSARY VALUE (MAV) (1)                       VALUE          AT RISK            AT RISK              ANNUITANT
---------------------------------------------------------------------------------------------------------------------------------
MAV only                                                   $53,358        $3,664              $343                   65
With 5% rollup (2)                                           3,830           349                67                   63
With Earnings Protection Benefit Rider (EPB) (3)             5,576           471                77                   61
With 5% rollup & EPB                                         1,411           149                28                   63
Total MAV                                                   64,175         4,633               515
Asset Protection Benefit (APB) (4)                          36,710            61                32                   62
Lifetime Income Benefit (LIB) (5)                            4,045             9                 9                   61
Reset (6) (5-7 years)                                        6,862           243               243                   65
Return of Premium (7)/Other                                 10,015            28                25                   54
                                                 TOTAL    $121,807        $4,974              $824
                                                        ----------       -------             -----

(1) MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

(2) Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.

(3) EPB: The death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract's growth. The contract's growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

(4) APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

(5) LIB: The death benefit is the greatest of the current account value, net premiums paid, or a benefit amount that rachets over time, generally based on market performance.

(6) Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

(7) Return of premium: the death benefit is the greater of current account value and net premiums paid.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit ("GMWB") rider. The GMWB provides the policyholder with a guaranteed remaining balance ("GRB") if the account value is reduced to zero through a combination of market declines and withdrawals. The GRB is generally equal to premiums less withdrawals. However, annual withdrawals that exceed a specific percentage of the premiums paid may reduce the GRB by an amount greater than the withdrawals and may also impact the guaranteed annual withdrawal amount that subsequently applies after the excess annual withdrawals occur. For certain of the withdrawal benefit features, the policyholder also has the option, after a specified time period, to reset the GRB to the then-current account value, if greater. In addition, the Company has introduced features, for contracts issued beginning in the fourth quarter of 2005, that allows the policyholder to receive the guaranteed annual withdrawal amount for as long as they are alive. In this feature, in all cases the contract holder or their beneficiary will receive the GRB and the GRB is reset on an annual basis to the maximum anniversary account value subject to a cap.

Effective August 31, 2005, HLAI, a subsidiary of the Company, entered into a reinsurance agreement with HLIKK, a related party and subsidiary of Hartford Life, Inc. Through the reinsurance agreement, HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB riders on its variable annuity business. Effective July 31, 2006, the portion of this reinsurance related to riders issued prior to April 1, 2005 was recaptured by HLIKK. (See Footnote 17 for additional disclosure concerning the recapture.)

The GMWB represents an embedded derivative in the variable annuity contracts that is required to be reported separately from the host variable annuity contract. The GMIB reinsurance represents a free-standing derivative. It is carried at fair value and reported in other policyholder funds. The fair value of the GMWB and GMIB obligations are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. Because of the dynamic and complex nature of these cash flows, best estimate assumptions and stochastic techniques under a variety of market return scenarios are used. Estimating these cash flows involves numerous estimates and subjective judgments including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates. At each valuation date, the Company assumes expected returns based on risk-free rates as represented by the current LIBOR forward curve rates; market volatility assumptions for each underlying index based on a blend of observed market "implied volatility" data and annualized standard deviations of monthly returns using the most recent 20 years of observed market performance; correlations of market returns across underlying indices based on actual observed market returns and relationships over the ten years preceding the valuation date; and current risk-free spot rates as represented by the current LIBOR spot curve to determine the present value of expected future cash flows produced in the stochastic projection process. As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions. In addition, management regularly evaluates the valuation model, incorporating emerging valuation techniques where appropriate, including drawing on the expertise of market participants and valuation experts.

As of December 31, 2006 and December 31, 2005, the embedded derivative asset recorded for GMWB, before reinsurance or hedging, was $53 and $8, respectively. During 2006, 2005 and 2004, the increase (decrease) in value of the GMWB, before reinsurance and hedging, reported in realized gains was $121, $(64) and $54, respectively. There were no payments made for the GMWB during 2006, 2005 or 2004.

Prior to September 2005, the risk of loss associated with GMWB was 100% reinsured to both external and related parties. During September 2005, the Company recaptured the reinsurance agreement with the related party. As of December 31, 2006 $37.3 billion, or 77% of account value representing substantially all of the contracts written after July 2003, with the GMWB feature, were unreinsured. In order to minimize the volatility associated with the unreinsured GMWB liabilities, the Company has established an alternative risk management strategy. As part of the recapture, the Company received derivative instruments used to hedge its unreinsured GMWB exposure including interest rate futures, Standard and Poor's ("S&P") 500 and NASDAQ index options and futures contracts and Europe, Australasia and Far East ("EAFE") Index swaps to hedge GMWB exposure to international equity markets. The GRB as of December 31, 2005 and 2005 was $37.8 billion and $31.8 billion, respectively

A contract is "in the money" if the contract holder's GRB is greater than the account value. For contracts that were "in the money" the Company's exposure, as of December 31, 2006, was $8. However, the only ways the contract holder can monetize the excess of the GRB over the account value of the contract is upon death or if their account value is reduced to zero through a combination of a series of withdrawals that do not exceed a specific percentage of the premiums paid per year and market declines. If the account value is reduced to zero, the contract holder will receive a period certain annuity equal to the remaining GRB. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more or less than $8.

Account balances of contracts with guarantees were invested in variable separate accounts as follows:

                                                                   AS OF
                                                               DECEMBER 31,
ASSET TYPE                                                         2006
--------------------------------------------------------------------------------
Equity securities                                                  $104,687
Cash and cash equivalents                                             8,931
                                                                -----------
                                                    TOTAL          $113,618
                                                                -----------

As of December 31, 2006, approximately 12% of the equity securities above were invested in fixed income securities through these funds and approximately 88% were invested in equity securities.

NOTE 9. SALES INDUCEMENTS

The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual and group annuity products. The expense associated with offering certain of these bonuses is deferred and amortized over the life of the related contract in a pattern consistent with the amortization of deferred policy acquisition costs. Amortization expense associated with expenses previously deferred is recorded over the remaining life of the contract. Consistent with the Company's DAC unlock, the Company unlocked the amortization of the sales inducement asset. See Note 1, for more information concerning the DAC unlock.

Changes in deferred sales inducement activity were as follows for the years ended December 31,:

                                                         2006         2005
--------------------------------------------------------------------------------
Balance, beginning of period                              $355         $309
Sales inducements deferred                                  80           85
DAC Unlock                                                   4           --
Amortization charged to income                             (49  )       (39  )
                                                        ------  ---  ------
                                BALANCE, END OF PERIOD    $390         $355
                                                        ------       ------

NOTE 10. RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSES

As described in Note 1, the Company establishes reserves for losses and loss adjustment expenses on reported and unreported claims. These reserve estimates are based on known facts and interpretations of circumstances, and consideration of various internal factors including the Company's experience with similar cases, historical trends involving claim payment patterns, loss payments, pending levels of unpaid claims, loss control programs and product mix. In addition, the reserve estimates are influenced by consideration of various external factors including court decisions, economic conditions and public attitudes. The effects of inflation are implicitly considered in the reserving process.

The establishment of appropriate reserves, including reserves for catastrophes and asbestos and environmental claims, is inherently uncertain. The Company regularly updates its reserve estimates as new information becomes available and events unfold that may have an impact on unsettled claims. Changes in prior year reserve estimates, which may be material, are reflected in the results of operations in the period such changes are determined to be necessary.

The liability for future policy benefits and unpaid losses and loss adjustment expenses by segment/product is as follows:

                                                                2006      2005
--------------------------------------------------------------------------------
RETAIL
 Individual annuity -- variable                                   $474      $157
 Individual annuity -- fixed                                       371       575
 Other                                                              --        --
                                                              --------  --------
                                                TOTAL RETAIL       845       732
                                                              --------  --------
RETIREMENT PLANS
 401(k)                                                             67        56
 Governmental                                                      290       310
                                                              --------  --------
                                      TOTAL RETIREMENT PLANS       357       366
                                                              --------  --------
INSTITUTIONAL
 Structured settlements                                          3,230     2,839
 Institutional annuities                                         2,158     2,003
 SPIA                                                              206        --
 PPLI                                                              117        --
                                                              --------  --------
                                         TOTAL INSTITUTIONAL     5,711        --
                                                              --------  --------
INDIVIDUAL LIFE
 Variable universal life                                            16        15
 Universal life/other interest sensitive                            70        63
 Term insurance and other                                          489       458
                                                              --------  --------
Total Individual Life                                              575       536
                                                              --------  --------
Other                                                              721       810
                                                              --------  --------
                                                       TOTAL    $8,209    $7,406
                                                              --------  --------

The liability for other policyholder funds and benefits payable by segment/product is as follows:

                                                              2006       2005
--------------------------------------------------------------------------------
LIFE
RETAIL
 Individual annuity -- variable                                $5,675     $7,030
 Individual annuity -- fixed                                    9,326      9,260
 Other                                                              7          9
                                                            ---------  ---------
                                              TOTAL RETAIL     15,008     16,299
                                                            ---------  ---------
RETIREMENT PLANS
 401(k)                                                         1,257      1,181
 Governmental                                                   4,287      4,013
                                                            ---------  ---------
                                    TOTAL RETIREMENT PLANS      5,544      5,194
                                                            ---------  ---------

                                                              2006       2005
--------------------------------------------------------------------------------
INSTITUTIONAL
 Structured settlements                                         1,968      1,727
 Stable value/Funding agreements                                6,169      4,142
 GICs                                                           2,875      3,117
 SPIA                                                             141         --
 PPLI                                                             235        231
 Institutional annuities                                           13         11
                                                            ---------  ---------
                                       TOTAL INSTITUTIONAL     11,401      9,228
                                                            ---------  ---------
INDIVIDUAL LIFE
 Variable universal life                                          515        474
 Universal life/other interest sensitive                        4,117      3,793
 Other                                                            214        215
                                                            ---------  ---------
                                     TOTAL INDIVIDUAL LIFE      4,846      4,482
                                                            ---------  ---------
Other                                                           3,392      3,196
                                                            ---------  ---------
                                                TOTAL LIFE    $40,191    $38,399
                                                            ---------  ---------

NOTE 11. COMMITMENTS AND CONTINGENCIES

LITIGATION

The Hartford is involved in claims litigation arising in the ordinary course of business, both as a liability insurer defending or providing indemnity for third-party claims brought against insureds and as an insurer defending coverage claims brought against it. The Hartford accounts for such activity through the establishment of unpaid loss and loss adjustment expense reserves. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of The Hartford.

The Hartford is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. These actions include, among others, putative state and federal class actions seeking certification of a state or national class. Such putative class actions have alleged, for example, improper sales practices in connection with the sale of life insurance and other investment products; and improper fee arrangements in connection with mutual funds and structured settlements. The Hartford also is involved in individual actions in which punitive damages are sought, such as claims alleging bad faith in the handling of insurance claims. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated results of operations or cash flows in particular quarterly or annual periods.

BROKER COMPENSATION LITIGATION -- On October 14, 2004, the New York Attorney General's Office filed a civil complaint (the "NYAG Complaint") against Marsh Inc. and Marsh & McLennan Companies, Inc. (collectively, "Marsh") alleging, among other things, that certain insurance companies, including The Hartford, participated with Marsh in arrangements to submit inflated bids for business insurance and paid contingent commissions to ensure that Marsh would direct business to them. The Hartford was not joined as a defendant in the action, which has since settled. Since the filing of the NYAG Complaint, several private actions have been filed against the Company asserting claims arising from the allegations of the NYAG Complaint.

The Hartford is also a defendant in a multidistrict litigation in federal district court in New Jersey. There are two consolidated amended complaints filed in the multidistrict litigation, one related to alleged conduct in connection with the sale of property-casualty insurance and the other related to alleged conduct in connection with the sale of group benefits products. The Company and various of its subsidiaries are named in both complaints. The actions assert, on behalf of a class of persons who purchased insurance through the broker defendants, claims under the Sherman Act, the Racketeer Influenced and Corrupt Organizations Act ("RICO"), state law, and in the case of the group benefits complaint, claims under ERISA arising from conduct similar to that alleged in the NYAG Complaint. The class period alleged is 1994 through the date of class certification, which has not yet occurred. The complaints seek treble damages, injunctive and declaratory relief, and attorneys' fees. On October 3, 2006, the court denied in part the defendants' motions to dismiss the two consolidated amended complaints but found the complaints deficient in other respects and ordered the plaintiffs to file supplemental pleadings. The plaintiffs' motions for class certification are pending. The Company also has been named in two similar actions filed in state courts, which the defendants have removed to federal court. Those actions currently are transferred to the court presiding over the multidistrict litigation. The Company disputes the allegations in all of these actions and intends to defend the actions vigorously. In addition, the Company was joined as a defendant in an action by the California Commissioner of Insurance alleging similar conduct by various insurers in connection with the sale of group benefits products. The Commissioner's action asserted claims under California insurance law and sought injunctive relief only. The Company has settled the Commissioner's action.

Additional complaints may be filed against the Company in various courts alleging claims under federal or state law arising from the conduct alleged in the NYAG Complaint. The Company's ultimate liability, if any, in the pending and possible future suits is highly uncertain and subject to contingencies that are not yet known, such as how many suits will be filed, in which courts they will be lodged, what claims they will assert, what the outcome of investigations by the New York Attorney General's Office and other regulatory agencies will be, the success of defenses that the Company may assert, and the amount of recoverable damages if liability is established. In the opinion of management, it is possible that an adverse outcome in one or more of these suits could have a material adverse effect on the Company's consolidated results of operations or cash flows in particular quarterly or annual periods.

REGULATORY DEVELOPMENTS

In June 2004, the Company received a subpoena from the New York Attorney General's Office in connection with its inquiry into compensation arrangements between brokers and carriers. In mid-September 2004 and subsequently, the Company has received additional subpoenas from the New York Attorney General's Office, which relate more specifically to possible anti-competitive activity among brokers and insurers. Since the beginning of October 2004, the Company has received subpoenas or other information requests from Attorneys General and regulatory agencies in more than a dozen jurisdictions regarding broker compensation and possible anti-competitive activity. The Company may receive additional subpoenas and other information requests from Attorneys General or other regulatory agencies regarding similar issues. In addition, the Company has received a request for information from the New York Attorney General's Office concerning the Company's compensation arrangements in connection with the administration of workers compensation plans. The Company intends to continue cooperating fully with these investigations, and is conducting an internal review, with the assistance of outside counsel, regarding broker compensation issues in its Property & Casualty and Group Benefits operations.

On October 14, 2004, the New York Attorney General's Office filed a civil complaint against Marsh & McLennan Companies, Inc., and Marsh, Inc. (collectively, "Marsh"). The complaint alleges, among other things, that certain insurance companies, including the Company, participated with Marsh in arrangements to submit inflated bids for business insurance and paid contingent commissions to ensure that Marsh would direct business to them. The Company was not joined as a defendant in the action, which has since settled. Although no regulatory action has been initiated against the Company in connection with the allegations described in the civil complaint, it is possible that the New York Attorney General's Office or one or more other regulatory agencies may pursue action against the Company or one or more of its employees in the future. The potential timing of any such action is difficult to predict. If such an action is brought, it could have a material adverse effect on the Company.

On October 29, 2004, the New York Attorney General's Office informed the Company that the Attorney General is conducting an investigation with respect to the timing of the previously disclosed sale by Thomas Marra, a director and executive officer of the Company, of 217,074 shares of the Company's common stock on September 21, 2004. The sale occurred shortly after the issuance of two additional subpoenas dated September 17, 2004 by the New York Attorney General's Office. The Company has engaged outside counsel to review the circumstances related to the transaction and is fully cooperating with the New York Attorney General's Office. On the basis of the review, the Company has determined that Mr. Marra complied with the Company's applicable internal trading procedures and has found no indication that Mr. Marra was aware of the additional subpoenas at the time of the sale.

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual funds companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual-fund related issues. The Company has received requests for information and subpoenas from the SEC, subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking, and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. The Company continues to cooperate fully with these regulators in these matters.

The Hartford has received subpoenas from the New York Attorney General's Office and the Connecticut Attorney General's Office requesting information relating to The Hartford's group annuity products, including single premium group annuities used in terminal and maturity funding programs. These subpoenas seek information about how various group annuity products are sold, how The Hartford selects mutual funds offered as investment options in certain group annuity products, and how brokers selling The Hartford's group annuity products are compensated. The Hartford continues to cooperate fully with these regulators in these matters.

On May 10, 2006, The Hartford entered into an agreement (the "Agreement") with the New York Attorney General's Office and the Connecticut Attorney General's Office to resolve the outstanding investigations by these parties regarding The Hartford's use of expense reimbursement agreements in its terminal and maturity funding group annuity line of business. Under the terms of the Agreement, The Hartford paid $20, of which $16.1 was paid to certain plan sponsors that purchased terminal or maturity funding annuities between January 1, 1998 and December 31, 2004, with the balance of $3.9 divided equally between the states of New York and Connecticut. Also pursuant to the terms of the Agreement, The Hartford accepted a three-year prohibition on the use of contingent compensation in its terminal and maturity funding group annuity line of business. The costs associated with the settlement had already been accounted for in reserves previously established by The Hartford.

On November 8, 2006, the SEC issued an Order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC's Division of Enforcement's investigation of aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Under the terms of the settlement, The Hartford has paid $55 to mutual funds that participated in The Hartford program for directed brokerage in recognition of mutual fund sales, $40 of which represents disgorgement and $15 of which represents civil penalties. The costs associated with the settlement had already been accounted for in reserves previously established by The Hartford.

The SEC's Division of Enforcement and the New York Attorney General's office are investigating the Hartford's variable annuity and mutual fund operations related to market timing. The Hartford continues to cooperate fully with the SEC and New York Attorney General's Office in these matters. The Hartford's mutual funds are available for purchase by the separate accounts of different variable universal life insurance policies, variable annuity products, and funding agreements, and they are offered directly to certain qualified retirement plans. Although existing products contain transfer restrictions between subaccounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against the Hartford with respect to certain owners of older variable annuity contracts, the Hartford's ability to restrict transfers by these owners has, until recently, been limited. The Hartford has executed an agreement with the parties to the previously settled litigation which, together with separate agreements between these contract owners and their broker, has resulted in the exchange or surrender of all of the variable annuity contracts that were the subject of the previously settled litigation.

To date, the SEC's and New York Attorney General's market timing investigations have not resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in discussions with the SEC and the New York Attorney General's Office regarding the potential resolution of these matters. The potential timing of any resolution of any of these matters or the initiation of any formal action by any of these regulators is difficult to predict. After giving effect to the settlement of the SEC's directed brokerage investigation, as of December 31, 2006, Hartford Life had a reserve of $83, after-tax, none of which was attributed to the Company, for the market timing matters. Hartford Life's reserve is an estimate; in view of the uncertainties regarding the outcome of these regulatory investigations, it is possible that the ultimate cost to Hartford Life of these matters could exceed the reserve by an amount that would have a material adverse effect on Hartford Life's consolidated results of operations or cash flows in a particular quarterly or annual period. It is reasonably possible that the Company may ultimately be liable for all or a portion of the ultimate cost to Hartford Life from these matters. However, the ultimate liability of the Company is not reasonably estimable at this time.

On June 23, 2005, the Company received a subpoena from the New York Attorney General's Office requesting information relating to purchases of the Company's variable annuity products, or exchanges of other products for the Company's variable annuity products, by New York residents who were 65 or older at the time of the purchase or exchange. On August 25, 2005, the Company received an additional subpoena from the New York Attorney General's Office requesting information relating to purchases of or exchanges into the Company's variable annuity products by New York residents during the past five years where the purchase or exchange was funded using funds from a tax-qualified plan or where the variable annuity purchased or exchanged for was a sub-account of a tax-qualified plan or was subsequently put into a tax-qualified plan. The Company is cooperating fully with the New York Attorney General's Office in these matters.

On July 14, 2005, The Hartford received an additional subpoena from the Connecticut Attorney General's Office concerning The Hartford's structured settlement business. This subpoena requests information about The Hartford's sale of annuity products for structured settlements, and about the ways in which brokers are compensated in connection with the sale of these products. The Hartford is cooperating fully with the Connecticut Attorney General's Office in these matters.

LEASES

The rent paid to Hartford Fire for operating leases entered into by the Company was $35, $35, and $36 for the years ended December 31, 2006, 2005 and 2004, respectively. Included in Hartford Fire's operating leases are the principal executive offices of Hartford Life Insurance Company, together with its parent, which are located in Simsbury, Connecticut. Rental expense for the facility located in Simsbury, Connecticut, which lease expires on December 31, 2009, amounted to approximately $27, $27 and $15 for the years ended December 31, 2006, 2005 and 2004, respectively.

Future minimum rental commitments on all operating leases are as follows:

2007                                                                         $32
2008                                                                          28
2009                                                                          24
2010                                                                          21
2011                                                                           4
Thereafter                                                                     4
                                                                          ------
                                                                   TOTAL    $113
                                                                          ------

TAX MATTERS

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"). The IRS began its audit of the 2002-2003 tax years in 2005 and is in the examination phase. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from future tax examinations and other tax-related matters for all open tax years. During 2004, the IRS completed its examination of the 1998-2001 tax years, and the IRS and the Company agreed upon all adjustments. As a result, during 2004 the Company booked a $191 tax benefit to reflect the impact of the audit settlement on tax years covered by the examination as well as all other tax years prior to 2004. The benefit relates primarily to the separate account DRD and interest.

The separate account DRD is estimated for the current year using information from the most recent year-end, adjusted for current year equity market performance. The estimated DRD is generally updated in the third quarter for the provision-to-filed-return adjustments, and in the fourth quarter based on known actual mutual fund distributions and fee income from The Hartford's variable insurance products. The actual current year DRD can vary from the estimates based on, but not limited to, changes in eligible dividends received by the mutual funds, amounts of distributions from these mutual funds, appropriate levels of taxable income as well as the utilization of capital loss carry forwards at the mutual fund level.

The Company receives a foreign tax credit ("FTC") against its U.S. tax liability for foreign taxes paid by the Company including payments from its separate account assets. The separate account FTC is estimated for the current year using information from the most recent filed return, adjusted for the change in the allocation of separate account investments to the international equity markets during the current year. The actual current year FTC can vary from the estimates due to the actual FTC's passed through by the mutual funds.

UNFUNDED COMMITMENTS

At December 31, 2006, the Company has outstanding commitments totaling $798, of which $540 is committed to fund limited partnership investments. These capital commitments can be called by the partnership during the commitment period (on average two to five years) to fund the purchase of new investments and partnership expenses. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitment but may elect to do so. The remaining outstanding commitments are primarily related to various funding obligations associated with investments in mortgage and construction loans. These have a commitment period of one month to three years.

GUARANTY FUND AND OTHER INSURANCE-RELATED ASSESSMENTS

In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state's fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.

The Company accounts for guaranty fund and other insurance assessments in accordance with Statement of

Position No. 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". Liabilities for guaranty fund and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities in the Consolidated Balance Sheets. As of December 31, 2006 and 2005, the liability balance was $4 and $15, respectively. As of December 31, 2006 and 2005, $13 and $13, respectively, related to premium tax offsets were included in other assets.

NOTE 12. INCOME TAX

The Company is included in The Hartford's consolidated Federal income tax return. The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain tax adjustments, generally will be determined as though the Company were filing a separate Federal income tax return with current credit for net losses to the extent the losses provide a benefit in the consolidated return.

Income tax expense (benefit) is as follows:

                                           FOR THE YEARS ENDED DECEMBER 31,
                                        2006         2005             2004
--------------------------------------------------------------------------------
Current                                  $115          $71             $(34)
Deferred                                  (12)         136               63
                                       ------       ------            -----
                   INCOME TAX EXPENSE    $103         $207              $29
                                       ------       ------            -----

A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows:

                                                 FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                            2006         2005         2004
--------------------------------------------------------------------------------
Tax provision at the U.S. federal
 statutory rate                              $292         $391         $354
Dividends received deduction                 (174)        (184)        (132)
IRS audit settlement                           --           --         (191)
Foreign related investments                   (10)          (2)          (2)
Other                                          (5)           2           --
                                           ------       ------       ------
                                    TOTAL    $103         $207          $29
                                           ------       ------       ------

Deferred tax assets (liabilities) include the following as of December 31:

                                                    2006            2005
--------------------------------------------------------------------------------
DEFERRED TAX ASSETS
Tax basis deferred policy acquisition costs and
 reserves                                              $568            $581
Investment-related items and other                      179              --
NOL carryover                                            --              13
Minimum tax credit                                      217             191
Foreign tax credit carryovers                             7              31
Other                                                    --              30
                       TOTAL DEFERRED TAX ASSETS        971             846
                                                  ---------       ---------
DEFERRED TAX LIABILITIES
Financial statement deferred policy acquisition
 costs and reserves                                  (1,252)           (977)
Net unrealized gains on equity securities              (169)           (291)
Employee benefits                                       (39)            (15)
Investment related items and other                       --             (79)
Other                                                    (2)             --
                                                  ---------       ---------
                  TOTAL DEFERRED TAX LIABILITIES     (1,462)         (1,362)
                                                  ---------       ---------
            TOTAL DEFERRED TAX ASSET/(LIABILITY)      $(491)          $(516)
                                                  ---------       ---------

The Company had current federal income tax (payable) receivable of $(78) and $199 as of December 31, 2006 and 2005, respectively.

In management's judgment, the gross deferred tax asset will more likely than not be realized through reductions of future taxes. Accordingly, no valuation allowance has been recorded.

Prior to the Tax Reform Act of 1984, the Life Insurance Company Income Tax Act of 1959 permitted the deferral from taxation of a portion of statutory income under certain circumstances. In these situations, the deferred income was accumulated in a "Policyholders' Surplus Account" and would be taxable only under conditions which management considered to be remote; therefore, no federal income taxes have been provided on the balance in this account, which for tax return purposes was $88 as of December 31, 2005. The American Jobs Creation Act of 2004, which was enacted in October 2004, allows distributions to be made from the Policyholders' Surplus Account free of tax in 2005 and 2006. The Company distributed the entire balance in 2006 thereby permanently eliminating the potential tax of $31.

NOTE 13. DEBT

CONSUMER NOTES

On September 8, 2006, Hartford Life Insurance Company filed a shelf registration statement with the SEC (Registration Statement No. 333-137215), effective immediately, for the offering and sale of Hartford Life Income NotesSM and Hartford Life medium-term notes (collectively called "Consumer Notes"). There are no limitations on the ability to issue additional indebtedness in the form of Hartford Life Income NotesSM and Hartford Life medium-term notes.

Institutional Solutions Group began issuing Consumer Notes through its Retail Investor Notes Program in September 2006. A Consumer Note is an investment product distributed through broker-dealers directly to retail investors as medium-term, publicly traded fixed or floating rate, or a combination of fixed and floating rate, notes. In addition, discount notes, amortizing notes and indexed notes may also be offered and issued. Consumer Notes are part of the Company's spread-based business and proceeds are used to purchase investment products, primarily fixed rate bonds. Proceeds are not used for general operating purposes. Consumer Notes are offered weekly with maturities up to 30 years and varying interest rates and may include a call provision. Certain Consumer Notes may be redeemed by the holder in the event of death. Redemptions are subject to certain limitations, including calendar year aggregate and individual limits equal to the greater of $1 or 1% of the aggregate principal amount of the notes and $250 thousand per individual, respectively. Derivative instruments will be utilized to hedge the Company's exposure to interest rate risk in accordance with Company policy.

As of December 31, 2006, $258 of Consumer Notes had been issued. These notes have interest rates ranging from 5.0% to 6.0% for fixed notes and consumer price index plus 175 basis points to 225 basis points for variable notes. The aggregate maturities of Consumer Notes are as follows: $230 in 2008, $10 in 2009, $18 in 2011. For the year ended December 31, 2006 interest credited to holders of Consumer Notes was $2.

NOTE 14. STATUTORY RESULTS

                                                     FOR THE YEARS ENDED
                                                        DECEMBER 31,
                                              2006          2005          2004
--------------------------------------------------------------------------------
Statutory net income                            $419          $185          $536
                                             -------       -------       -------
Statutory capital and surplus                 $3,275        $3,034        $3,191
                                             -------       -------       -------

A significant percentage of the consolidated statutory surplus is permanently reinvested or is subject to various state regulatory restrictions which limit the payment of dividends without prior approval. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. Under these laws, the insurance subsidiaries may only make their dividend payments out of unassigned surplus. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer's policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting policies. In addition, if any dividend of a Connecticut-domiciled insurer exceeds the insurer's earned surplus, it requires the prior approval of the Connecticut Insurance Commissioner. The insurance holding company laws of the other jurisdictions in which The Hartford's insurance subsidiaries are incorporated (or deemed commercially domiciled) generally contain similar (although in certain instances somewhat more restrictive) limitations on the payment of dividends. As of December 31, 2006, the maximum amount of statutory dividends which may be paid by the Company in 2007, without prior approval, is $549.

The domestic insurance subsidiaries of the Company prepare their statutory financial statements in accordance with accounting practices prescribed by the applicable insurance department. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules.

NOTE 15. PENSION PLANS, POSTRETIREMENT, HEALTH CARE AND LIFE INSURANCE BENEFIT AND SAVINGS PLANS

PENSION PLANS

The Company's employees are included in The Hartford's non-contributory defined benefit pension and postretirement health care and life insurance benefit plans. Defined benefit pension expense, postretirement health care and life insurance benefits expense allocated by The Hartford to the Company, was $22, $21 and $20 in 2006, 2005 and 2004, respectively.

INVESTMENT AND SAVINGS PLAN

Substantially all the Company's U.S. employees are eligible to participate in The Hartford's Investment and Savings Plan. The cost to the Company for this plan was approximately $9, $8 and $8 for the years ended December 31, 2006, 2005 and 2004, respectively.

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NOTE 16. STOCK COMPENSATION PLANS

Hartford Life's employees are included in The Hartford 2005 Incentive Stock Plan and The Hartford Employee Stock Purchase Plan.

The Hartford has two primary stock-based compensation plans which are described below. Shares issued in satisfaction of stock-based compensation may be made available from authorized but unissued shares, shares held by The Hartford in treasury or from shares purchased in the open market. The Hartford typically issues new shares in satisfaction of stock-based compensation. Hartford Life was allocated compensation expense of $30 million, $24 million and $16 million for the years ended December 31, 2006, 2005 and 2004, respectively. Hartford Life's income tax benefit recognized for stock-based compensation plans was $11, $8 and $6 for the years ended December 31, 2006, 2005 and 2004, respectively. Hartford Life did not capitalize any cost of stock-based compensation.

STOCK PLAN

In 2005, the shareholders of The Hartford approved The Hartford 2005 Incentive Stock Plan (the "2005 Stock Plan"), which superseded and replaced The Hartford Incentive Stock Plan and The Hartford Restricted Stock Plan for Non-employee Directors. The terms of the 2005 Stock Plan are substantially similar to the terms of these superseded plans.

The 2005 Stock Plan provides for awards to be granted in the form of non-qualified or incentive stock options qualifying under Section 422 of the Internal Revenue Code, stock appreciation rights, restricted stock units, restricted stock, performance shares, or any combination of the foregoing.

The fair values of awards granted under the 2005 Stock Plan are measured as of the grant date and expensed ratably over the awards' vesting periods, generally three years. For stock option awards granted or modified in 2006 and later, the Company began expensing awards to retirement-eligible employees hired before January 1, 2002 immediately or over a period shorter than the stated vesting period because the employees receive accelerated vesting upon retirement and therefore the vesting period is considered non-substantive. For the year ended December 31, 2005, the Company would have recognized an immaterial increase in net income if it had been accelerating expense for all awards to retirement-eligible employees entitled to accelerated vesting. All awards provide for accelerated vesting upon a change in control of The Hartford as defined in the 2005 Stock Plan.

STOCK OPTION AWARDS

Under the 2005 Stock Plan, all options granted have an exercise price equal to the market price of The Hartford's common stock on the date of grant, and an option's maximum term is ten years. Certain options become exercisable over a three year period commencing one year from the date of grant, while certain other options become exercisable at the later of the three years from the date of grant or upon the attainment of specified market appreciation of The Hartford's common shares. For any year, no individual employee may receive an award of options for more than 1,000,000 shares. As of December 31, 2006, The Hartford had not issued any incentive stock options under any plans.

For all options granted or modified on or after January 1, 2004, The Hartford uses a hybrid lattice/Monte-Carlo based option valuation model (the "valuation model") that incorporates the possibility of early exercise of options into the valuation. The valuation model also incorporates The Hartford's historical termination and exercise experience to determine the option value. For these reasons, the Hartford believes the valuation model provides a fair value that is more representative of actual experience than the value calculated under the Black-Scholes model.

SHARE AWARDS

Share awards are valued equal to the market price of The Hartford's common stock on the date of grant, less a discount for those awards that do not provide for dividends during the vesting period. Share awards granted under the 2005 Plan and outstanding include restricted stock units, restricted stock and performance shares. Generally, restricted stock units vest after three years and restricted stock vests in three to five years. Performance shares become payable within a range of 0% to 200% of the number of shares initially granted based upon the attainment of specific performance goals achieved over a specified period, generally three years. The maximum award of restricted stock units, restricted stock or performance shares for any individual employee in any year is 200,000 shares or units.

EMPLOYEE STOCK PURCHASE PLAN

In 1996, The Hartford established The Hartford Employee Stock Purchase Plan ("ESPP"). Under this plan, eligible employees of The Hartford may purchase common stock of The Hartford at a 15% discount from the lower of the closing market price at the beginning or end of the quarterly offering period. Employees purchase a variable number of shares of stock through payroll deductions elected as of the beginning of the quarter. The fair value is estimated based on the 15% discount off of the beginning stock price plus the value of three-month European call and put options on shares of stock at the beginning stock price calculated using the Black-Scholes model.

NOTE 17. TRANSACTIONS WITH AFFILIATES

Transactions of the Company with Hartford Fire Insurance Company, Hartford Holdings and its affiliates relate principally to tax settlements, reinsurance, insurance coverage, rental and service fees, payment of dividends and capital contributions. In addition, certain affiliated insurance companies purchased group annuity contracts from the Company to fund pension costs and claim annuities to settle casualty claims. As of December 31, 2006 and 2005, the Company had $1.5 billion and $1.3 billion, respectively, of reserves for claim annuities purchased by affiliated entities. For the year ended December 31, 2006, 2005, and 2004, the Company recorded earned premiums of $69, $89, and $76 for these intercompany claim annuities. Substantially all general insurance expenses related to the Company, including rent and employee benefit plan expenses, are initially paid by The Hartford. Direct expenses are allocated to the Company using specific identification, and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization.

Effective July 7, 2003, the Company and its subsidiary, Hartford Life and Annuity Insurance Company ("HLAI") entered into an indemnity reinsurance arrangement with Hartford Life and Accident Company ("HLA"). Through this arrangement, both the Company and HLAI automatically ceded 100% of the GMWB's incurred on variable annuity contracts issued between July 7, 2003 through September 2005 that were otherwise not reinsured. The Company and HLAI, in total, ceded approximately $120 of premiums to HLA during this period. During September 2005, the Company and HLAI recaptured this indemnity reinsurance arrangement from HLA. The Company and HLAI, combined, paid cash of $63, received hedging assets with a fair value of $182 and extinguished a reinsurance recoverable liability of $36, resulting in a capital contribution of $117.

During the third quarter of 2004, Hartford Life introduced fixed MVA annuity products to provide a diversified product portfolio to customers in Japan. The yen based MVA product is written by HLIKK, a wholly owned Japanese subsidiary of Hartford Life and subsequently reinsured to the Company. As of December 31, 2006, $1.7 billion of the account value had been assumed by the Company.

Effective August 31, 2005, HLAI entered into a reinsurance agreement with HLIKK (the "Reinsurance Agreement"). Through the Reinsurance Agreement, HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB riders issued by HLIKK on its variable annuity business. In connection with accepting the GMIB risk for the in-force riders, on the effective date HLAI received fees collected since inception by HLIKK related to the in-force riders of $25.

Effective July 31, 2006, the Reinsurance Agreement was modified to include the guaranteed minimum death benefits ("GMDB") on covered contracts that have an associated GMIB rider. The modified reinsurance agreement applies to all contracts, GMIB riders and GMDB riders in-force and issued as of July 31, 2006 and prospectively, except for policies and GMIB riders issued prior to April 1, 2005, which were recaptured. Additionally, a tiered reinsurance premium structure was implemented. On the date of the recapture, HLAI forgave the reinsurance derivative asset of $110 and paid HLIKK $38. The net result of the recapture was recorded as a dividend of $93, after-tax. GMIB riders issued by HLIKK subsequent to April 1, 2005 continue to be reinsured by HLAI.

While the form of the Reinsurance Agreement between HLAI and HLIKK for GMIB business is reinsurance, in substance and for accounting purposes the agreement is a free standing derivative. As such, the Reinsurance Agreement for GMIB business is recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in earnings. The methodology for calculating the value of the reinsurance derivative is consistent with the methodology used by the Company in valuing the guaranteed minimum withdrawal benefit rider sold with U.S. variable annuities. The calculation uses risk neutral Japanese capital market assumptions and includes estimates for dynamic policyholder behavior. The resulting reinsurance derivative value in Japanese Yen is converted to U.S. dollars at the spot rate. Should actual policyholder behavior or capital markets experience emerge differently from these estimates, the resulting impact on the value of the reinsurance derivative could be material to the results of operations.

The initial fair value of the derivative associated with new business will be recorded as an in substance capital contribution or distribution between these related parties. As of December 31, 2006 and 2005, the fair value of the reinsurance derivative was an asset of $119 and $72, respectively. During the year ended December 31, 2006, the Company recorded a net capital contribution of $74 (including the net result of the recapture) and a pre-tax realized loss of $53, representing the change in fair value of the reinsurance derivative. (Included in the 2006 pre-tax loss amounts was a net $60 of losses related to changes in policyholder behavior assumptions and modeling refinements made by the Company during the year ended December 31, 2006.) During the year ended December 31, 2005, the Company recorded a net capital contribution of $2 and a pre-tax realized gain of $113, representing the change in fair value of the reinsurance derivative.

The contracts underlying the GMIB reinsurance contract are "in the money" if the contract holder's guaranteed remaining balance ("GRB") is greater than the account value. For contracts that were "in the money" the Company's exposure, as of December 31, 2006 and 2005, was $0 and $1, respectively. However, the only way the contract holder can monetize the excess of the GRB over the account value of the contract is upon annuitization and the amount to be paid by the Company will be in the form of a lump sum, or alternatively, over the annuity period. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis, the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more than $0.

The Reinsurance Agreement for GMDB business is accounted for under SOP 03-1 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts". As of December 31, 2006 the liability for the assumed reinsurance of the GMDB and the net amount at risk was immaterial.

The Company has issued a guarantee to retirees and vested terminated employees (Retirees) of The Hartford Retirement Plan for U.S. Employees (the Plan) who retired or terminated prior to January 1, 2004. The Plan is sponsored by The Hartford. The guarantee is an irrevocable commitment to pay all accrued benefits which the Retiree or the Retiree's designated beneficiary is entitled to receive under the Plan in the event the Plan assets are insufficient to fund those benefits and The Hartford is unable to provide sufficient assets to fund those benefits. The Company believes that the likelihood that payments will be required under this guarantee is remote.

NOTE 18. QUARTERLY RESULTS FOR 2006 AND 2005 (UNAUDITED)

                                                                      THREE MONTHS ENDED
                                 MARCH 31,                   JUNE 30,                  SEPTEMBER 30,               DECEMBER 31,
                            2006          2005          2006          2005          2006          2005          2006          2005
------------------------------------------------------------------------------------------------------------------------------------
Revenues                    $1,623        $1,440        $1,272        $1,400        $1,523        $1,521        $1,671        $1,543
Benefits, claims and
 expenses                    1,286         1,118         1,198         1,172         1,259         1,210         1,512         1,275
Net income                     259           241            93           180           231           247           148           248
                           -------       -------       -------       -------       -------       -------       -------       -------